As filed with the Securities and Exchange Commission on May 1, 2026

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No.

Blackstone Private Credit Fund

(Exact name of registrant as specified in its charter)

345 Park Avenue

New York, NY

(212) 503-2100

(Address and telephone number, including area code, of principal executive offices)

Lucie Enns, Esq. Blackstone Private Credit Strategies LLC

345 Park Avenue

New York, NY 10154

(Name and address of agent for service)

COPIES TO:

Rajib Chanda Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Kenneth E. Burdon Simpson Thacher & Bartlett LLP 855 Boylston Street Boston, MA 02116	Benjamin C. Wells Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☒	on May 30, 2026 pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Explanatory Note

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the combined prospectus and statement of additional information (collectively referred to herein as the “prospectus”) that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated May 1, 2026

Blackstone Private Credit Fund

Class I, Class S and Class D Shares

Maximum Offering of $45,000,000,000

Blackstone Private Credit Fund is a Delaware statutory trust that seeks to invest primarily in originated loans and other securities, including broadly syndicated loans, of U.S. private companies and to a lesser extent European and other non-U.S. companies. We are externally managed by affiliates of Blackstone Inc. (“Blackstone”), a leading global investment manager. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Blackstone Private Credit Fund as the “Fund,” “BCRED,” “we,” “us” or “our.”

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Our adviser, Blackstone Private Credit Strategies LLC (the “Adviser”), and our sub-adviser, Blackstone Credit BDC Advisors LLC (the “Sub-Adviser” and, together with the Adviser, the “Advisers”), are affiliates of Blackstone Alternative Credit Advisors LP (the “Sub-Administrator” and, collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone, “Blackstone Credit & Insurance” or “BXCI”). Additionally, Blackstone Private Credit Strategies LLC, in its capacity as the administrator to the Fund (in such capacity, the “Administrator” and, together with the Sub-Administrator, the “Administrators”) and the Sub-Administrator provide certain administrative and other services necessary for the Fund to operate pursuant to an administration agreement between the Administrator and the Fund (the “Administration Agreement”) and a sub-administration agreement between the Administrator and the Sub-Administrator (the “Sub-Administration Agreement” and, together with the Administration Agreement, the “Administration Agreements”), respectively. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

We are offering on a continuous basis up to $45,000,000,000 of our common shares of beneficial interest (“Common Shares”). We are offering to sell any combination of three classes of Common Shares—Class I shares, Class S shares and Class D shares—with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares equals our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Blackstone Securities Partners L.P., the intermediary manager for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering. We also engage in private offerings of our Common Shares, including to affiliates that are registered under the 1940 Act or regulated as BDCs under the 1940 Act.

Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 31 of this prospectus. Also consider the following:

•	There is no assurance that we will achieve our investment objectives.

•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.

•	You should not expect to be able to sell your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.

•

We have implemented a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.

•

Although we have implemented a share repurchase program, we have discretion to repurchase Common Shares at a disadvantageous time to our shareholders or not repurchase Common Shares, and our Board has the ability to amend or suspend any share repurchase program.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•

We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price.

•

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	We use and continue to expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•

We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

•

General economic conditions, such as recessionary concerns, geopolitical tensions, and sustained inflation, may lead to increased market volatility and have a material adverse impact on the performance of our investments and operations.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities regulator has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Offering Price to the Public(1)	Proceeds to Us, Before Expenses(2)
Maximum Offering(3)	$45,000,000,000	$45,000,000,000
Class I Shares, per Share	$24.19	$15,000,000,000
Class S Shares, per Share	$24.19	$15,000,000,000
Class D Shares, per Share	$24.19	$15,000,000,000

(1)

Class I shares, Class S shares and Class D shares were initially offered at $25.00 per share, and are currently being offered on a monthly basis at a price per share equal to the NAV per share for such class. The table reflects the NAV per share of each class as of March 31, 2026.

(2)

No upfront sales load will be paid with respect to Class I shares, Class S shares or Class D shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares. We will also pay the following shareholder servicing and/or distribution fees to the intermediary manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.

(3)

The table assumes that all Common Shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class I shares, 1/3 from the sale of Class S shares, and 1/3 from the sale of Class D shares. The number of Common Shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from this assumption.

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 345 Park Avenue, New York, NY 10154, calling us at (212) 503-2100 or visiting our corporate website located at www.bcred.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is [   ], 2026

SUITABILITY STANDARDS

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of Common Shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the Common Shares if the donor or grantor is the fiduciary.

In addition, we will not sell Common Shares to investors in the states named below unless they meet special suitability standards set forth below:

Alabama—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 or (b) a minimum net worth of $350,000. In addition, an investment in this offering and other non-traded direct participating programs shall not exceed 10% of investors’ liquid net worth at the time of investment. “Liquid net worth” is defined as that portion of net worth consisting of cash, cash equivalents, and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing concentration limit.

California—California residents, in addition to the suitability standards set forth above, must have either (a) a liquid net worth of $70,000 and annual gross income of $70,000 or (b) a liquid net worth of $300,000. Additionally, California residents may not invest more than 10% of their liquid net worth in us. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing investment concentration limit.

Idaho—Purchasers residing in Idaho must have either (a) a net worth of $85,000 and annual income of $85,000 or (b) a liquid net worth of $300,000.

Iowa—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded BDCs to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

Kansas—The Securities Division of the Kansas Department of Insurance recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent of their liquid net worth.

Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

i

Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—In addition to the suitability standards set forth above, Massachusetts residents are required to have (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000; or (b) a minimum liquid net worth of $350,000. In addition, the total investment in us, our affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of an investor’s liquid net worth. For purposes of the Massachusetts suitability standard, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that consists of cash, cash equivalents and readily marketable securities.

Missouri—In addition to the suitability standards set forth above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in Blackstone Private Credit Fund.

Nebraska—Nebraska investors must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $100,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools (each, a “DIP Category”), but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of an investor’s liquid net worth. However, New Jersey investors who are accredited investors, as defined at N.J.S.A. 49:3-49(p), may not invest more than ten percent (10%) of their liquid net worth in each DIP Category.

New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and other non-traded BDCs. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) comprised of cash, cash equivalents, and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities. The condition also does not apply to purchasers who meet the definition of an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act.

Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us. Liquid net worth in Oregon is defined as net worth excluding the value of the investor’s home, home furnishings and automobile. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

Puerto Rico—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing concentration limit.

Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

The Advisers, those selling Common Shares on our behalf, and participating brokers and registered investment advisers recommending the purchase of Common Shares in this offering are required to make every reasonable effort to determine that the purchase of Common Shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our Common Shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling Common Shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and

•	has an apparent understanding of the following:

•	the fundamental risks of the investment;

•	the lack of liquidity of our Common Shares;

•	the background and qualification of our Advisers; and

•	the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, our Common Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase Common Shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time. In addition to Regulation Best Interest, certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated.

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at www.bcred.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our,” “BCRED” and the “Fund” refer to Blackstone Private Credit Fund, together with its consolidated subsidiaries.

The Advisers are affiliates of Blackstone Credit & Insurance and are led by substantially the same investment personnel as Blackstone Credit & Insurance. As such, the Advisers have access to the broader resources of Blackstone Credit & Insurance and Blackstone, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest. As such, the term “Blackstone Credit & Insurance” may be used when describing advisory services and resources.

Unless otherwise noted, numerical information relating to Blackstone (as defined below) and Blackstone Credit & Insurance is approximate as of December 31, 2025.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations (including plans and objectives relating to future growth and availability of funds) expectations for current or future investments, and expectations for market and other macroeconomic trends, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:	What is Blackstone Private Credit Fund?

A:

We are a Delaware statutory trust formed on February 11, 2020. We are a non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are externally managed by affiliates of Blackstone. Our Adviser and our Sub-Adviser are affiliates of the Sub-Administrator, which provides certain administrative and other services necessary for the Fund to operate pursuant to the Sub-Administration Agreement between Blackstone Private Credit Strategies LLC, in its capacity as the Administrator, and the Sub-Administrator.

Q:	Who are Blackstone and Blackstone Credit & Insurance?

A:

Blackstone Credit & Insurance is the credit, asset based finance and insurance asset management business unit of Blackstone, which is the largest alternative asset manager in the world with leading investment businesses across asset classes. Blackstone’s platform provides competitive advantages including scale, expertise across industries and capital structures, and deep relationships with companies and financial sponsors.

Blackstone’s four business segments are real estate, private equity, credit and insurance, and multi-asset investing. Blackstone Credit & Insurance is an expansive, fully integrated credit platform, that includes private and liquid credit, infrastructure and asset based credit and insurance businesses. As of December 31, 2025, Blackstone had total assets under management (“AUM”) of approximately $1.3 trillion and Blackstone Credit & Insurance had total AUM of $443 billion.

Blackstone Credit & Insurance, through its affiliates, employed 730 people headquartered in New York and in offices globally as of December 31, 2025. Blackstone Credit & Insurance’s 439-person investment team also includes a 127 person Office of the Chief Investment Officer (“CIO”) team, which consists of individuals focused on Underwriting & Execution, Capital Formation, Asset Allocation, Structuring, Asset Management, Portfolio Insights, and Portfolio Analytics.

Blackstone Credit & Insurance’s Senior Managing Directors have on average 24 years of industry experience. The Fund brings Blackstone Credit & Insurance’s preeminent credit-focused investment platform to the non-traded BDC industry.

Q:	What are your investment objectives?

A:	Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Q:	What is your investment strategy?

A:	We will seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management team of the Advisers, along with the broader resources of Blackstone Credit & Insurance and Blackstone in sourcing, evaluating and structuring transactions, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest;

•

employing a defensive investment approach focused on long-term credit performance and principal protection, generally investing in loans with asset coverage ratios and interest coverage ratios that the

Advisers believe provide substantial credit protection, and also seeking favorable financial protections, including, where the Advisers believe necessary, one or more financial maintenance and incurrence covenants (i.e., covenants that are tested when affirmative action is taken, such as the incurrence of additional debt and/or making dividend payments);

•

focusing primarily on loans and securities of private U.S. companies, including syndicated loans, specifically to larger and middle market companies. In many market environments, we believe such a focus offers an opportunity for superior risk-adjusted returns;

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio; and

•	utilizing the power and scale of Blackstone and the Blackstone Credit & Insurance platform to offer operational expertise to portfolio companies through the Value Creation Program (as defined below).

Our investment strategy is expected to capitalize on Blackstone Credit & Insurance’s scale and reputation in the market as an attractive financing partner to acquire our target investments at attractive pricing. We also expect to benefit from Blackstone’s reputation and ability to transact in scale with speed and certainty, and its long-standing and extensive relationships with private equity firms that require financing for their transactions.

Q:	What types of investments do you intend to make?

A:

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Under normal circumstances, we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through (i) first lien senior secured and unitranche loans (including first-out/last-out loans) (generally with total investment sizes less than $300 million, which criteria may change from time to time) and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit (generally with total investment sizes less than $100 million, which criteria may change from time to time), as well as broadly syndicated loans (for which we may serve as an anchor investor), club deals (generally investments made by a small group of investment firms) and other debt and equity securities (the investments described in this sentence, collectively, “Private Credit”). In limited instances, we may retain the “last out” portion of a first lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position. To a lesser extent, we will also invest in publicly traded securities of large corporate issuers. We expect that such investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

Most of our investments are in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies) we also expect to invest to some extent in European and other non-U.S. companies, but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit & Insurance funds. We generally will co-invest with other Blackstone Credit & Insurance funds. See “Regulation—Exemptive Relief.”

BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies.

The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, may carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by S&P Global Ratings).

We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In addition, we may invest in collateralized loan obligations (“CLOs”) and will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These derivative and hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of swaps, futures, options, caps and floors, and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Our investments are subject to a number of risks, including risks related to potential concentration in the software industry. See “Investment Objectives and Strategies” and “Risk Factors.”

Q:	What is an originated loan?

A:

An originated loan is a loan where we source and lend directly to the borrower and hold the loan to exit / realization. This is distinct from a syndicated loan, which is generally underwritten by a bank and then syndicated, or sold, in several pieces to other investors. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans, unlike originated loans, often have liquid markets and can be traded by investors.

Q:	Why do you intend to invest in liquid credit investments in addition to originated loans?

A:

We believe that our liquid credit investments will help maintain liquidity, satisfy any share repurchases we choose to make and manage cash before investing subscription proceeds into originated loans while also seeking attractive investment returns.

Q:	What potential strengths do the Advisers offer?

A:

Blackstone Credit & Insurance is the world’s largest third-party private credit manager and a key player in the direct lending space. Blackstone Credit & Insurance has experience scaling funds across its platform that invest in all parts of the capital structure. Blackstone Credit & Insurance focuses on transactions where it can differentiate itself from other providers of capital, targeting sponsor-backed transactions and those where Blackstone Credit & Insurance can bring its expertise and experience in negotiating and structuring.

We believe that Blackstone Credit & Insurance has the scale and platform to effectively manage a North American private credit investment strategy, offering investors the following potential strengths:

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Ability to Provide Scaled, Differentiated Capital Solutions. We believe that the breadth and scale of Blackstone Credit & Insurance’s platform, with $443 billion of AUM as of December 31, 2025, and affiliation with Blackstone provide a distinct advantage in sourcing and deploying capital toward proprietary investment opportunities and provide a differentiated capability to invest in large, complex opportunities. Scale allows for more resources to source, diligence and monitor investments, and may enable us to move up market where there is often less competition and may allow us to negotiate more favorable terms for investments. As of December 31, 2025, Blackstone Credit & Insurance is invested in over 5,100 issuers[1] across portfolios globally and has over 575 sponsor and advisor relationships, which we believe provides invaluable insight and access to a broad and diverse set of investment opportunities. Blackstone Credit & Insurance’s focus on larger transactions and larger issuers is often associated with more established management teams and higher quality assets, which, in our experience, tend to better maintain their value through cycles and can serve to reduce investment risk. Blackstone Credit & Insurance offers its clients and borrowers a comprehensive solution across corporate and asset based, as well as investment grade and non-investment grade credit. Blackstone Credit & Insurance expects that in the current environment, where borrowers increasingly value the benefits of private credit, the ability to provide flexible, well-structured capital commitments in appropriate sizes will enable Blackstone Credit & Insurance to command more favorable terms for its investments.

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Established Origination Platform with Strong Credit Expertise. The global presence of Blackstone Credit & Insurance generates access to a substantial amount of directly originated transactions with what Blackstone Credit & Insurance believes to be attractive investment characteristics. Over the last several years, Blackstone Credit & Insurance has expanded its origination and sponsor coverage footprint with regional offices in select markets. We anticipate capitalizing on Blackstone Credit & Insurance’s global footprint and broad and diverse origination platform to provide, primarily, senior secured financings.

We believe that Blackstone Credit & Insurance can provide a significant pipeline of investment opportunities for us. Blackstone Credit & Insurance has a strong trading presence and actively monitors thousands of companies across the public and private markets through its $123 billion Liquid Corporate Credit platform, and as a result has deep insight across sectors and industries. Furthermore, we believe that Blackstone Credit & Insurance’s strong reputation and longstanding relationships with corporate boards, management teams, leveraged buyout sponsors, financial advisors, and intermediaries position Blackstone Credit & Insurance as a partner and counterparty of choice, providing us with attractive sourcing capabilities. In Blackstone Credit & Insurance’s experience, these relationships help drive substantial proprietary deal flow and insight into investment opportunities.

The Blackstone Credit & Insurance team has dedicated sector coverage across technology, healthcare and business services and is focused on making investments in what we characterize as “good neighborhoods,” which are industries we believe are experiencing favorable tailwinds. In addition, the Blackstone Credit & Insurance team is able to leverage the expertise of other parts of Blackstone’s business that specialize in these fields.

Over the last several years, Blackstone Credit & Insurance has expanded its North American origination and sponsor coverage footprint by opening regional offices in select markets. Blackstone Credit & Insurance has

[1]	Reflects issuers across all asset types within Private Corporate Credit, Liquid Corporate Credit, and Infrastructure & Asset Based Credit.

investment professionals across North America, Europe, Asia and Australia, and has developed a reputation for being a valued partner with the ability to provide speed, creativity, and assurance of transaction execution. We believe Blackstone Credit & Insurance’s global presence may help Blackstone Credit & Insurance to more effectively source investment opportunities from private equity sponsors as well as directly from companies.

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Value-Added Capital Provider and Partner Leveraging the Blackstone Credit & Insurance Value Creation Program. Blackstone Credit & Insurance has established a reputation for providing creative, value-added solutions to address a company’s financing requirements and we believe our ability to solve a need for a company can lead to attractive investment opportunities. In addition, Blackstone Credit & Insurance has access to the significant resources of the Blackstone platform, including the Blackstone Credit & Insurance Value Creation Program (the “Value Creation Program”), a global platform that intends to help Blackstone Credit & Insurance investments create meaningful value by leveraging the scale, network and expertise within the Blackstone platform. Specifically, the Value Creation Program focuses on three areas of improvement: (i) reducing costs by leveraging the scale and purchasing power of Blackstone through the Group Purchasing Organization (GPO), preferred partnerships and the Blackstone Sourcing Center; (ii) helping to create revenue generating opportunities from Value Creation Program introductions, which includes a network of over 400 Blackstone portfolio companies as of December 31, 2025; and (iii) providing valuable access to industry and functional experts within the Blackstone organization (including the Blackstone Portfolio Operations team which consists of over 100 internal resources as of December 31, 2025) who are focused on areas such as cybersecurity, sustainability, quant solutions, data science, healthcare, human resources, information technology, among others, and the network among portfolio companies.

Through the Value Creation Program, which the Fund’s portfolio companies can fully access, Blackstone has created $5 billion in implied value across Blackstone Credit & Insurance portfolio companies.2

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Flexible Investment Approach. Blackstone Credit & Insurance believes that the ability to invest opportunistically throughout a capital structure is a meaningful strength when sourcing transactions and enables the Fund to seek investments that provide the best risk/return proposition in any given transaction. Blackstone Credit & Insurance’s creativity and flexibility with regard to deal-structuring distinguishes it from other financing sources, including traditional mezzanine providers, whose investment mandates are typically more restrictive. Over time, Blackstone Credit & Insurance has demonstrated the ability to negotiate favorable terms for its investments by providing creative structures that add value for an issuer. Blackstone Credit & Insurance will continue to seek to use this flexible investment approach to focus on principal preservation, while generating attractive returns throughout different economic and market cycles.

[2]

As of December 31, 2025. Numbers presented are calculated since inception of the Value Creation Program in 2016. Figures presented are based on data reported by portfolio companies and assets and not from financial statements of portfolio companies. While the data reported by portfolio companies and assets is believed to be reliable for purposes used herein, it is subject to change, and Blackstone has not fully verified, and does not assume responsibility for, the accuracy or completeness of this information. Represents the sum of (a) estimated identified annualized cost reduction opportunities multiplied by the Lincoln Observed New Third-Party M&A Buyouts Transaction Multiple, averaged over past 5 years and (b) annualized revenue from introductions across Blackstone portfolio companies multiplied by EBITDA margin and multiple at the time of investment of the portfolio company. Estimates assume revenue enhancements and costs savings directly improve enterprise value or EBITDA margins and that such revenue gains or cost savings will endure for the period of time implied by multiples.

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Long-Term Investment Horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our shareholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a long-term focus, provides us with an attractive opportunity to increase total returns on invested capital.

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Disciplined Investment Process and Income-Oriented Investment Philosophy. Blackstone Credit & Insurance employs a rigorous investment process and defensive investment approach to evaluate all potential opportunities with a focus on long-term credit performance and principal protection. We believe Blackstone Credit & Insurance has generated attractive risk-adjusted returns in its investing activities throughout many economic and credit cycles by (i) maintaining its investment discipline; (ii) performing intensive credit work; (iii) carefully structuring transactions; and (iv) actively managing its portfolios. Blackstone Credit & Insurance’s investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies, which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. Additionally, Blackstone Credit & Insurance’s senior investment professionals have dedicated their careers to the leveraged finance and private equity sectors, and we believe that their experience in due diligence, credit analysis and ongoing management of investments is invaluable to the success of the North America direct lending investment strategy. Blackstone Credit & Insurance generally targets businesses with leading market share positions, sustainable barriers to entry, high free cash flow generation, strong asset values, liquidity to withstand market cycles, favorable underlying industry trends, strong internal controls and high-quality management teams.

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Strong Investment Track Record. Blackstone Credit & Insurance’s track record in private debt lending and investing in below investment grade credit dates back to the inception of Blackstone Credit & Insurance. Since 2005 through December 31, 2025, Blackstone Credit & Insurance has invested nearly $285 billion in capital in privately-originated transactions.[3] Specifically within the North America Direct Lending strategy, Blackstone Credit & Insurance has invested over $155 billion[4] in privately-originated or

[3]

Includes invested and committed capital for privately originated and anchor investments across private credit strategies and vehicles since 2005, including Direct Lending, Sustainable Resources, Mezzanine, and Opportunistic. Excludes liquid credit strategy investments.

[4]

As of December 31, 2025. The North America Direct Lending track record represents U.S. and Canada first lien and unitranche debt, or non-U.S. first lien and unitranche debt where >50% of the revenue is generated from the U.S. (which may be secured by the applicable borrower’s assets and/or equity) transactions in companies that were originated or anchored by certain Blackstone Credit & Insurance managed, advised or sub-advised funds (including the Fund, Blackstone Credit & Insurance managed mezzanine funds and Blackstone Credit & Insurance sub-advised BDCs, as well as certain other Blackstone Credit & Insurance managed funds and accounts) and, with respect to certain transactions, investments allocated to affiliates of Blackstone Credit & Insurance, which may be sold to Blackstone Credit & Insurance managed funds or accounts in the future (the “North America Direct Lending track record”). The track record includes investments for periods prior to December 31, 2017, in BDCs that were sub-advised by Blackstone Credit & Insurance on a non-discretionary basis until April 9, 2018 (the “Sub-Advised Investments”). With respect to certain transactions, the North America Direct Lending track record includes free equity and/or warrants that accompanied the debt financings, as well as any loans or securities into which the applicable first lien and unitranche debt may have been restructured subsequent to Blackstone Credit & Insurance’s initial investment. The North America Direct Lending track record excludes (i) broadly syndicated, mezzanine, second lien and equity (other than the aforementioned free equity and/or warrants or securities issued upon restructuring) transactions, among others and (ii) transactions where Blackstone Credit & Insurance’s invested capital (net of transactions fees) was under $25 million.

privately negotiated first lien and unitranche transactions. Corresponding to this North America Direct Lending track record, Blackstone Credit & Insurance has an annualized loss rate of 0.08%.[5] We believe maintaining this consistent strategy in the North America Direct Lending strategy across market cycles, with a specific emphasis on combining current yield, downside protection, and inflation protection, will generate compelling investment outcomes for the Adviser. Blackstone Credit & Insurance believes that the depth and breadth of its team provides it with a competitive advantage in sourcing product on a global basis, structuring transactions and actively managing investments in the portfolio.

•

Efficient Cost Structure. We believe that we have an efficient cost structure, as compared to other non-traded BDCs, with low operating expenses and financing costs. We believe our operating efficiency and senior investment strategy enable us to generate greater risk-adjusted investment returns for our investors relative to other non-traded BDCs.

Q:	Will Blackstone make an investment in the Fund?

A:	As of March 31, 2026, affiliates of Blackstone, including certain officers and employees of Blackstone and its affiliates, have invested $784.1 million directly or indirectly in our Common Shares.

Q:	What is the market opportunity?

A:	We believe that there are and will continue to be significant investment opportunities in the targeted asset classes discussed below.

Attractive Opportunities in Floating Rate, Senior Secured Loans

We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured debt is on the top of the capital structure and thus has priority in payment among an issuer’s security holders (i.e., senior secured debt holders are due to receive payment before junior creditors and equity holders). Further, these investments are secured by the issuer’s assets, which may be collateralized in the event of a default, if necessary. Senior secured debt often has restrictive covenants for the purpose of additional principal protection and ensuring repayment before junior creditors (i.e., most types of unsecured bondholders, and other security holders) and preserving collateral to protect against credit deterioration. The senior secured loans we invest in will generally pay floating interest rates based on a variable base rate, such

[5]

As of December 31, 2025. The annualized loss rate represents annualized net losses for substantially realized investments. Whether an investment is substantially realized is determined in the manager’s discretion. Investments are included in the loss rate if (1) a payment was missed, (2) bankruptcy was declared, (3) there was a restructuring, or (4) it was realized with a total multiple on invested capital less than 1.0x. Net losses include all profits and losses associated with these investments, including interest payments received. Net losses are represented in the year the investment is substantially realized and excludes all losses associated with unrealized investments. The annualized net loss rate is the net losses divided by the average annual remaining invested capital within the platform. Investments sourced by Blackstone Credit & Insurance for the Sub-Advised Investments did, in certain cases, experience defaults and losses after Blackstone Credit & Insurance was no longer sub-adviser, and such defaults and losses are not included in the rates provided. Prior to December 31, 2022, the methodology used by the North America Direct Lending track record for calculating the platform’s average annual loss rate was based on net loss of principal resulting only from payment defaults in the year of default which would exclude interest payments. Past performance is not necessarily indicative of future results, and there can be no assurance that Blackstone Credit & Insurance will achieve comparable results or that any entity or account managed by or advised by Blackstone Credit & Insurance will be able to implement its investment strategy or achieve its investment objectives.

as the Secured Overnight Financing Rate (“SOFR”). By originating predominantly floating rate assets, the majority of which have a reference rate floor, and utilizing predominantly floating rate leverage, we aim to provide attractive yields even as the interest rate environment changes over time. We will seek to identify what we believe are compelling investment opportunities in floating rate, senior secured loans based on prevailing market conditions and continue to focus on current income and capital appreciation in an effort to generate attractive risk-adjusted returns for investors across various market environments.

Opportunity in U.S. Private Companies

In addition to investing in senior secured loans generally, we believe that the market for lending to private companies within the United States is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Secular Tailwinds in the Private Market, Including Private Credit. One of the important drivers of growth in the strategy is the increasing secular tailwinds in the private markets (i.e., social or economic trends positively impacting private markets), including growing borrower demand for private credit. Private equity funds with strategies focused on North America had over $1.5 trillion of “dry powder” (i.e., uncalled capital commitments) (as published by Preqin as of December 31, 2025), which should similarly drive demand for private capital. Further, financial sponsors and companies are becoming increasingly interested in working directly with private lenders as they are seeing the tremendous benefits versus accessing the public credit markets. The Fund believes some of these benefits include faster execution and greater certainty, ability to partner with sophisticated lenders, a more efficient process, and in some instances fewer regulatory requirements. As a result, Blackstone Credit & Insurance benefits from greater flow of larger scale transactions that have become increasingly available to the direct lending universe over traditional banks and other financing institutions.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that private companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to public companies.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers December 31, 2025 private credit markets financed 214 leveraged buyouts (“LBOs”) (84% of total LBOs in 2025) compared to the publicly syndicated markets, which financed only 42 (16% of total LBOs in 2025). In addition, due to bank consolidation, the number of banks has also declined during the past several decades, furthering the lack of supply in financing to private companies.

We also believe that lending and originating new loans to private companies generally requires a greater dedication of the lender’s time and resources compared to lending to public companies, due in part to the size of each investment and the often fragmented nature of information available from these companies. Further, we believe that many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in private companies, and thus attractive investment opportunities are often overlooked.

Compelling Opportunities in Europe. We believe the market for European direct lending provides attractive opportunities, with the asset class growing over the past decade to now play an important role in the European sub-investment grade credit marketplace. Tailwinds observed in the North American market can be similarly found in the European market. Broadly, banks continue to face regulatory pressures on traditional lending activities meaning private credit can see sustained penetration. We also believe that the strong fundraising environment globally for private equity over the past few years will continue to drive deal flow for European originated transactions. We anticipate that many of our opportunities to provide originated loans or other financing will be in connection with leveraged buyouts by private equity firms. Globally, private equity dry powder (uncalled capital commitments) currently stands at approximately $2.7 trillion (as published by Preqin as of December 31, 2025), which means that these private equity firms have a large amount of capital available to conduct transactions, which we believe will create debt financing opportunities for us.

We believe there are key features in Europe that are beneficial for investors and continued growth of private credit in the region. Although we believe the alternative credit market in Europe is still somewhat less developed compared to its U.S. counterpart, acceptance of private capital in Europe has grown substantially in recent years. Investing in Europe offers regional diversification across major economies such as the United Kingdom (the “U.K.”), Germany, Italy, France, and the Nordics. The opportunity set encompasses both leading global companies that are headquartered in Europe as well as premier regional European companies, which typically have established market shares that can be hard to displace given local barriers to entry such as language and regulation. We believe that having a scaled and experienced platform is critical to investing in Europe, given it is a more fragmented market requiring local expertise. Our European business has been on the ground for 20 years and our presence across 5 regional offices enables access to local deal flow and insights. We continue to see that larger, higher quality companies are increasingly tapping into Europe’s maturing private credit market, which we believe favors managers like Blackstone Credit & Insurance given our ability to provide scaled financing solutions, in a section of the market where we see less competition in Europe amongst private credit lenders.

Q:	How do you identify investments?

A:

In order to source transactions, the Advisers utilize their significant access to transaction flow, along with their liquid credit platform. The Advisers seek to generate investment opportunities through direct origination channels as well as through syndicate and club deals. With respect to Blackstone Credit & Insurance’s origination channel, the global presence of Blackstone Credit & Insurance generates access to a substantial amount of directly originated transactions with what we believe to be attractive investment characteristics. With respect to syndicate and club deals (i.e., where a limited number of investors participate in a loan transaction), Blackstone Credit & Insurance has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. Blackstone Credit & Insurance also has a significant liquid credit platform, which, we believe, allows us access to the secondary market for investment opportunities. Blackstone Credit & Insurance employs a rigorous investment process and defensive investment approach to evaluate all potential opportunities with a focus on long-term credit performance and principal protection. The investment professionals employed by Blackstone Credit & Insurance have spent their careers developing the resources necessary to invest in private companies. Before undertaking an investment, the Advisers’ transaction team conducts a thorough and rigorous due diligence review of the opportunity to ensure the portfolio company fits our investment strategy.

Q:	Will you use leverage?

A:

Yes. To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Advisers, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and issuances of debt securities. We may also use leverage in the form of the issuance of preferred shares or by using reverse repurchase agreements or similar transactions and derivatives, including credit default swaps. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. Additionally, some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. See “Risk Factors—Our portfolio companies may be highly leveraged.”

Q:	How will the Fund be allocated investment opportunities?

A:

Blackstone Credit & Insurance, including the Advisers, provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Blackstone Credit & Insurance may establish (other than the Fund) (collectively, the “Other Blackstone Credit & Insurance Clients”). In addition, Blackstone provides investment management services to Blackstone Clients (as defined below). See “Potential Conflicts of Interest.”

Blackstone and Blackstone Credit & Insurance will share appropriate investment and sale opportunities with Other Clients (as defined in “Potential Conflicts of Interest” below) and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and Blackstone or Blackstone Credit & Insurance allocation policies, as applicable, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside Other Clients.

We have in the past co-invested, and in the future will co-invest, with certain affiliates of Blackstone and the Advisers. We have received an exemptive order from the SEC that permits us and other closed-end management investment companies that Blackstone or Blackstone Credit & Insurance may establish, advise or sub-advise from time to time and to which Blackstone or Blackstone Credit & Insurance, as applicable, provides investment management or sub-advisory services who have elected to be regulated as a BDC or are registered under the 1940 Act and who intend to rely on the exemptive order (“Regulated Funds”) to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s board of trustees (the “Board” or “Board of Trustees,” and each member of the Board of Trustees, a “Trustee”) has approved co-investment policies and procedures describing how we will comply with the co-investment exemptive relief. Further, the Advisers have adopted co-investment policies and procedures describing the allocation of co-investment opportunities in which we will have the opportunity to participate with one or more of Blackstone, Blackstone Credit & Insurance BDCs, other Regulated Funds and other public or private Blackstone and Blackstone Credit & Insurance funds that target similar assets. If Blackstone Credit & Insurance considers an investment that is consistent with our then-current investment objectives and strategies (the then-current investment objectives and strategies of a Regulated Fund are referred to herein as a “Core Mandate”), Blackstone Credit & Insurance must present us with the opportunity to participate in the investment. We may determine to participate or not to participate, depending on whether Blackstone or Blackstone Credit & Insurance determine that the investment is appropriate for us (e.g., based on investment strategy). If we do participate, the co-investment is generally allocated to us, any other Blackstone Credit & Insurance BDCs and other Regulated Funds (including Blackstone Secured Lending Fund (“BXSL”)) and the other Blackstone and Blackstone Credit & Insurance funds participating in the investment that target similar assets pro rata based on available capital in the applicable asset class. If the Advisers determine that such investment is not appropriate for us or that we should not participate, the investment will not be allocated to us.

Q:	How is an investment in shares of your Common Shares different from an investment in shares of listed BDCs?

A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:

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Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. The estimated value of our assets and liabilities is used to determine our NAV. The NAV of non-traded BDCs, such as the Fund, may be subject to volatility related to the values of their underlying assets.

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An investment in our Common Shares has limited or no liquidity outside of our share repurchase program and our share repurchase program may be amended or suspended at the discretion of the Board of Trustees at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on us that would outweigh the benefit of the repurchase offer. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.

•	Some listed BDCs are self-managed, whereas our investment operations are managed by the Advisers, which are part of Blackstone Credit & Insurance.

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Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have a longer track record that investors can evaluate and transactions for listed securities often involve nominal or no commissions.

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Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling Common Shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our Fifth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) limits the fees we may pay to the Advisers or their affiliates. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board of trustees, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.

Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:	For whom may an investment in your Common Shares be appropriate?

A:	An investment in our Common Shares may be appropriate for you if you:

•	meet the minimum suitability standards described above under “Suitability Standards;”

•	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income- oriented portfolio of primarily U.S. credit investments;

•	seek to receive current income through regular distribution payments;

•	wish to obtain the potential benefit of long-term capital appreciation; and

•	are able to hold your Common Shares as a long-term investment and do not need liquidity from your investment in the near future.

We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their Common Shares in the near future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter. See “Share Repurchase Program.”

Q:	Are there any non-investment related risks involved in buying your Common Shares?

A:

Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•	There is no assurance that we will achieve our investment objectives.

•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.

•	You should not expect to be able to sell your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.

•

We have implemented a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.

•

Although we have implemented a share repurchase program, we have discretion to repurchase Common Shares at a disadvantageous time to our shareholders or not repurchase Common Shares, and our Board has the ability to amend or suspend any share repurchase program.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•

We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price.

•

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Advisers or their affiliates, that may be subject to reimbursement to the Advisers or their affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us.

•

We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

•

General economic conditions, such as recessionary concerns, geopolitical tensions, and sustained inflation, may lead to increased market volatility and have a material adverse impact on the performance of our investments and operations.

Q:	What is the role of your Board of Trustees?

A:

We operate under the direction of our Board of Trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have seven Trustees, five of whom have been determined to be independent of us, the Advisers, Blackstone and its affiliates (“Independent Trustees”). Our Independent Trustees are responsible for, among other things, reviewing the performance of the Advisers and approving the compensation paid to the Adviser and its affiliates. The names and biographical information of our Trustees are provided under “Management of the Fund—Board of Trustees and Executive Officers.”

Q:	What is the difference between the Class I, Class S and Class D Common Shares being offered?

A:

We are offering to the public three classes of Common Shares, Class I shares, Class S shares and Class D shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. In addition, although no upfront sales loads be paid with respect to Class I shares, Class S shares or Class D shares, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class I, Class S and Class D shares.

Assuming a constant NAV per share of $25.00, we expect that a one-time investment in 400 shares of each class of our Common Shares (representing an aggregate NAV of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class I	$0	$0
Class S	$85	$425
Class D	$25	$125

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Advisers, Blackstone, Blackstone Credit & Insurance or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, if (i) a participating intermediary no longer offers Class S or Class D shares or (ii) a holder of Class S or Class D shares exits a relationship with a participating intermediary for this offering and does not enter into a new relationship with a participating intermediary for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I shares. Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. Before making your investment decision, please consult with your investment advisor regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of Common Shares, then in most cases you should purchase Class I shares because participating intermediaries will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other Common Share classes. However, Class I shares generally will not receive shareholder services. Investors should also inquire with their broker-dealer or financial representative about what additional fees may be charged or they may charge with respect to the share class under consideration or with respect to the type of account in which the shares will be held, as that is also an important consideration when selecting a share class.

Q:	What is the per share purchase price?

A:	Common Shares are sold at the then-current NAV per share, as described below.

Q:	How will your NAV per share be calculated?

A:	Our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.

Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are not publicly traded or for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees, based on, among other things, the input of the Advisers, the Audit Committee of the Board of Trustees (the “Audit Committee”) and independent valuation firms engaged on the recommendation of the Advisers and at the direction of the Board of Trustees. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. Our Board of Trustees may modify our valuation procedures from time to time. See “Determination of Net Asset Value.”

Q:	Is there any minimum investment required?

A:

The minimum initial investment for Class I Common Shares is $1,000,000, unless waived by Blackstone Securities Partners L.P. (the “Intermediary Manager”). The minimum initial investment in Class S and Class D Common Shares is $2,500. The minimum subsequent investment in our Common Shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan and the Intermediary Manager, an affiliate of the Adviser, may elect to accept smaller initial and subsequent investments in its discretion. In addition, in the event a shareholder fails to maintain the $500 minimum account balance, we may repurchase all of the Common Shares held by such shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction (as defined below).

Q:	What is a “best efforts” offering?

A:

Our Common Shares are offered on a “best efforts” basis. A “best efforts” offering means the Intermediary Manager and the participating brokers are only required to use their best efforts to sell the Common Shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of Common Shares will be sold.

Q:	What is the expected term of this offering?

A:

We have registered $45,000,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of Common Shares and at what price?

A:

Investors may purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of Common Shares will be available on our website at www.bcred.com generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that NAV and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your Common Shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

See “How to Subscribe” for more details.

Q:	May I withdraw my subscription request once I have made it?

A:

Yes. Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted by the Fund. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 844-702-1299.

Q:	When will my subscription be accepted?

A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.

Q:	Will I receive distributions and how often?

A:

We have declared distributions each month beginning in January 2021 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our tax treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax- exempt income, if any. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class I, Class S and Class D shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares).

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares.

Q:	Will the distributions I receive be taxable as ordinary income?

A:

Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your Common Shares are repurchased, you sell your Common Shares or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional Common Shares?

A:

Yes. We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you own will be automatically invested in additional Common Shares. The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent NAV per share for such Common Shares at the time the distribution is payable. Shareholders will not pay upfront selling commissions when purchasing Common Shares under our distribution reinvestment plan; however, all Common Shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my Common Shares be repurchased?

A:

Yes, subject to limitations. We have implemented a share repurchase program under which, at the discretion of our Board of Trustees, we may repurchase, in each quarter, up to 5% of the NAV of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. Upon a determination by the Board of Trustees to (i) suspend the share repurchase program or (ii) materially modify our share repurchase program in a manner that reduces liquidity available to our shareholders, our share repurchase program requires the Board of Trustees to consider, at least quarterly, whether continuing to restrict repurchases or resuming the share repurchase program at the Fund level would be in the best interest of the Fund and our shareholders. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. Additionally, pursuant to Rule 23c-1(a)(10) under the 1940 Act, the Fund may also repurchase its outstanding Common Shares outside of the share repurchase program. All Common Shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase program, to the extent we offer to repurchase Common Shares pursuant to a tender offer in any particular quarter, we expect to repurchase Common Shares at a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter (the “Valuation Date”), except that Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Valuation Date used in the repurchase of such Common Shares. The Early

Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or due to trade or operational error. In addition, the Fund’s Common Shares are sold to certain investment vehicles (including feeder vehicles, registered investment companies or other investment funds), discretionary model portfolios and other similar arrangements. The Fund, in its discretion, may waive the Early Repurchase Deduction for such investment vehicles, discretionary model portfolios and other similar arrangements in appropriate circumstances, including, but not limited to, for administrative, operational, rebalancing, regulatory or other purposes. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

In the event the amount of Common Shares tendered exceeds the repurchase offer amount, Common Shares will be repurchased on a pro rata basis with priority for repurchase requests in the case of the death, disability or divorce of a shareholder. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on us as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	What is a business development company, or BDC?

A:

BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately offered securities issued by U.S. private or thinly traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. See “Regulation.”

Q:	What is a regulated investment company, or RIC?

A:	We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under the Code.

In general, a RIC is a company that:

•	is a BDC or registered investment company that combines the capital of many investors to acquire securities;

•	offers the benefits of a securities portfolio under professional management;

•	satisfies various requirements of the Code, including an asset diversification requirement; and

•

is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:	What is a non-exchange traded, perpetual-life BDC?

A:

A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual BDCs. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

Q:	Will I be notified of how my investment is doing?

A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

•	three quarterly financial reports and investor statements;

•	an annual report;

•

in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S;

•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and

•

a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on Common Shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, www.bcred.com, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov.

In addition, our monthly NAV per share is posted on our website promptly after it has become available.

Q:	What fees do you pay to the Advisers?

A:

Pursuant to the investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”) and the sub-advisory agreement among us, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Advisory Agreement, the “Advisory Agreements”), the Advisers are responsible for, among other things, identifying investment opportunities, monitoring our investments and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The sub-advisory fees payable to the Sub-Adviser under the Sub-Advisory Agreement will be paid by the Adviser out of its own advisory fees rather than paid separately by us.

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The management fee is payable monthly and is settled and paid quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. Substantial additional fees and expenses may also be charged by the Administrator (as defined below) to the Fund, which is an affiliate of the Adviser.

•	The incentive fee consists of two components as follows:

•

The first component of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

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The second component of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

See “Advisory Agreements and Administration Agreements.”

Q:	Who administers the Fund?

A:

Blackstone Private Credit Strategies LLC, as our Administrator, and Blackstone Alternative Credit Advisors LP, as our Sub-Administrator, provide, or oversee the performance of, administrative and compliance services. We reimburse the Administrator for the Administrators’ costs, expenses and the Fund’s allocable portion of compensation of the Administrators’ personnel and other expenses incurred by the Administrators in performing their administrative obligations under the Administration Agreements, as applicable. Under the Sub-Administration Agreement, the Administrator will reimburse the Sub-Administrator for certain costs and expenses incurred by the Sub-Administrator in performing its obligations under the Sub-Administration Agreement. The Administrator has outsourced, and may continue to outsource, certain administrative duties provided to the Fund to third parties, and the Administrator will pay the third parties accordingly. State Street Bank and Trust Company serves as our third-party sub-administrator (the “State Street Sub-Administrator”). The State Street Sub-Administrator receives compensation from the Administrator for its sub-administrative services under the sub-administration agreement between the Administrator and State Street Sub-Administrator (the “State Street Sub-Administration Agreement”). See “Advisory Agreements and Administration Agreements—Administration Agreements.”

Q:	What are the offering and servicing costs?

A:

No upfront sales load will be paid with respect to Class I shares, Class S shares or Class D shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such a service. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its distribution and servicing plan (the “Distribution and Servicing Plan”). See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

Q:	What are your expected operating expenses?

A:

We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our Administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Blackstone and its affiliates?

A:

The Advisers, Blackstone Credit & Insurance, Blackstone and their respective affiliates will be subject to certain conflicts of interest with respect to the services the Advisers and the Administrators provide to us. These conflicts will arise primarily from the involvement of Blackstone Credit & Insurance, Blackstone and their respective affiliates (collectively, the “Firm”) in other activities that may conflict with our activities. Additionally, the Fund’s investments in affiliated registered investment companies or BDCs will subject it to conflicts of interest related to such registered investment companies or BDCs, which may differ from the conflicts presented herein. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest.

•

Investments in Portfolio Companies Alongside Other Clients. As a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients (as defined in “Potential Conflicts of Interest” below). There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities.

Blackstone has received an exemptive order that permits the Fund and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. Pursuant to such order, we may co-invest in a negotiated deal with certain affiliates of the Advisers and Blackstone or certain funds managed and controlled by the Advisers, Blackstone and their respective affiliates, subject to certain terms and conditions.

From time to time, the Fund will co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) or affiliates in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law (including the 1940 Act) and/or any applicable SEC-granted exemptive order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest are still expected to arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles are not the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit & Insurance, as a result, could have conflicting goals with respect to the amount, price and timing of disposition opportunities. As such, subject to applicable law and any applicable exemptive order issued by the SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times on different terms and/or otherwise on a non-pro rata basis.

•

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. The Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, or in special purpose vehicles formed by issuers (and in certain circumstances Blackstone Credit & Insurance may be unaware of such Other Client’s investment or the size of the Other Client’s investments, as a result of information walls or otherwise), subject to the limitations of the 1940 Act. In addition, subject to applicable law, from time to time the Fund could hold an investment in a different layer of the capital structure than an investor or another party with which Blackstone has a material relationship, in which case Blackstone will have an incentive to cause the Fund or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority, such as lien priority, payment priority, maturity and structural seniority) than those held by an Other Client, the Advisers and their affiliates will be presented with decisions when the interests of the funds are in conflict.

•

Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Advisers, Blackstone Credit & Insurance and Blackstone provide investment management, advisory and sub-advisory services to the Fund and Other Clients.

Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. Blackstone Credit & Insurance has adopted guidelines and policies, which can be expected to be updated from time to time, regarding allocation of investment opportunities. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Advisers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients.

•

Investment Alongside Regulated Funds. In addition, Blackstone has received an exemptive order from the SEC that permits certain existing and future Regulated Funds, including the Fund, among other things, to co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone, and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within the Core Mandate of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). If the aggregate targeted investment sizes of the Fund, such Other Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, then the allocation of such investment opportunity to the Fund may be less than the Fund’s target investment size.

This may result in allocation to the Fund in an amount less than what it would otherwise have been if such other entities did not participate in such investment opportunity. The co-investment exemptive order also restricts the ability of the Fund (or any Other Client) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund risks being unable to make investments in different parts of the capital structure (e.g., equity investments, debt investments, hybrid securities, etc.) of the same issuer in which a Regulated Fund has invested or seeks to invest. Likewise, Regulated Funds and Other Clients that are not Regulated Funds risk being unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest.

Further, the Fund may be unable to participate in or effect certain transactions, or take certain actions in respect of certain investments, on account of applicable restrictions under the 1940 Act, related guidance from the SEC and/or the Fund’s exemptive order. For example, the Fund may be restricted from participating in certain transactions or taking certain actions in respect of portfolio companies in which certain funds managed and controlled by Blackstone, Blackstone Credit & Insurance and their respective affiliates and/or a Regulated Fund has also invested, which may include, but are not limited to:

•	declining to vote;

•	participating in a potential co-investment opportunity (as such participation may not comply with the conditions of the co-investment exemptive order); or

•	exercising rights with respect to any such investment.

The Fund may also be required to sell an investment to avoid potential violations of the 1940 Act and/or related rules thereunder or for other reasons. In such cases, the Fund’s interests in an investment may be adversely affected, including by resulting in the dilution of or decrease in the value of the Fund’s investment or in the Fund being put in a disadvantageous position with respect to the investment as compared to Other Clients, including other Regulated Funds, or with respect to Blackstone or other affiliates of Blackstone. Whether the Fund participates or declines to participate in any such action or transaction will be made by the Advisers in their sole discretion, subject to the Advisers’ fiduciary duties and applicable law, including the 1940 Act, the rules thereunder and/or the exemptive order. There is no assurance that any such determination will be resolved in favor of the Fund’s interests. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change. Blackstone has received an amended co-investment exemptive order (the “Amended Order”) which covers business units of Blackstone beyond Blackstone Credit & Insurance and which could impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made available to the Fund. The Amended Order contains certain conditions less restrictive than Blackstone Credit & Insurance’s prior co-investment exemptive order, and, among other things, (i) permits Blackstone increased freedom in the allocation of investment opportunities across Other Clients, including allowing previously ineligible affiliated entities and accounts to participate in transactions alongside the Fund, (ii) allows the Fund to more readily invest in issuers in which Other Clients have an existing position and (iii) allows a significantly greater number of transactions to be effected without the approval of the Independent Trustees of the Fund.

Further, it is also possible that Blackstone could, in the future, become subject to a new exemptive order (or new provisions of the existing exemptive order), which could include restrictions, limitations and requirements affecting investment allocations that differ from or extend beyond those described above and could result in increased costs to the Fund, any Other Client and any Regulated Funds. To the extent such future exemptive orders afford Blackstone greater discretion in allocating transactions among the Fund, any Other Client and any Regulated Funds, Blackstone will retain sole discretion in making such determinations in accordance with such exemptive orders, notwithstanding any associated conflicts. Additionally, the other terms and conditions of any such new or revised exemptive orders may be more or less restrictive than the Amended Order.

Moreover, with respect to the ability of Blackstone, Blackstone Credit & Insurance and their affiliates to allocate investment opportunities, including where such opportunities are within our Core Mandate or the Core Mandate of any other Regulated Fund and the objectives and guidelines of one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), Blackstone, Blackstone Credit & Insurance and their affiliates have established general guidelines and policies, which they can be expected to update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed assets) and other matters. In addition, certain Other Clients can receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions could result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments.

Additionally, investment opportunities sourced by Blackstone, Blackstone Credit & Insurance or their affiliates will be allocated in accordance with Blackstone’s, Blackstone Credit & Insurance’s and their affiliates’ allocation policies, as applicable, which provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that (i) takes into account the investment focus of each other business unit of the Firm, with the adviser to each Regulated Fund within a business unit considering an investment opportunity taking into account such Regulated Fund’s Core Mandate and affirmatively considering all deals within the Core Mandate for the Regulated Fund; and (ii) Blackstone and Blackstone Credit & Insurance believe in good faith to be fair and reasonable. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit & Insurance will, subject to applicable law and the terms of the Fund’s co-investment exemptive relief, be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit & Insurance, the Fund and Other Blackstone Credit & Insurance Clients.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read the Fund’s offering documents and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	Are there any ERISA considerations in connection with an investment in our Common Shares?

A:

The section of this prospectus captioned “Certain ERISA Considerations” describes the effect that the purchase of Common Shares will have on retirement plans and individual retirement accounts (“IRAs”) and other arrangements that are subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code. Each fiduciary trustee or other person considering purchasing Common Shares for any retirement plan, account or other arrangement should consider, at a minimum: (1) whether the investment is in accordance with the documents and instruments governing such plan, account or arrangement; (2) whether the investment satisfies the fiduciary requirements associated with the plan, account or arrangement; (3) whether the investment will generate unrelated business taxable income; (4) whether there is sufficient liquidity under the plan, account or arrangement for the investment; (5) the need to value the assets of retirement plan, account or arrangement annually or more frequently; and (6) whether the investment would constitute a prohibited transaction under applicable law.

Prospective investors should carefully review the matters discussed under “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	When will I get my detailed tax information?

A:	In the case of certain U.S. shareholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.

Q:	Who can help answer my questions?

A:

If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: SS&C GIDS, Inc., 430 W. 7th Street, Suite 219270, Kansas City, Missouri 64105-1594.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Total annual expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class I Shares	Class S Shares	Class D Shares
Shareholder transaction expenses (fees paid directly from your investment)
Maximum sales load(1)	—%	—%	—%
Maximum Early Repurchase Deduction(2)	2.0%	2.0%	2.0%

	Class I Shares	Class S Shares	Class D Shares
Annual expenses (as a percentage of net assets attributable to our Common Shares)(3)
Base management fees(4)	1.25%	1.25%	1.25%
Incentive fees(5)	1.38%	1.38%	1.38%
Shareholder servicing and/or distribution fees(6)	—%	0.85%	0.25%
Interest payment on borrowed funds(7)	4.25%	4.25%	4.25%
Other expenses(8)	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses(9)	0.02%	0.02%	0.02%
Total annual expenses	7.07%	7.92%	7.32%

(1)

No upfront sales load will be paid with respect to Class I shares, Class S shares or Class D shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

(2)

Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, we expect to repurchase Common Shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be subject to the Early Repurchase Deduction. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Valuation Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or due to trade or operational error. In addition, the Fund’s Common Shares are sold to certain investment vehicles (including feeder vehicles, registered investment companies or other investment funds), discretionary model portfolios and other similar arrangements. The Fund, in its discretion, may waive the Early Repurchase Deduction for such investment vehicles, discretionary model portfolios and other similar arrangements in appropriate circumstances, including, but not limited to, for administrative, operational, rebalancing, regulatory or other purposes. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

(3)	Total average net assets as of December 31, 2025 employed as the denominator for expense ratio computation is $45,472.6 million.
(4)	The base management fee paid to the Adviser is calculated each month at an annual rate of 1.25% of the Fund’s net assets as of the beginning of the first business day of the month.

(5)	We have capital gains and investment income that result in the payment of an incentive fee. The incentive fees, if any, are divided into two components:

•

The first component of the incentive fee is based on income, whereby we pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

•

The second component of the incentive fee is based on realized capital gains, whereby we pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

See “Advisory Agreements and Administration Agreements” for more information concerning the incentive fees. The incentive fee referenced in the table above is estimated based on actual amounts of the incentive fee incurred during the fiscal year ended December 31, 2025.

(6)

Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which Common Shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of Common Shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the Common Shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such Common Shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the Common Shares in a shareholder’s account will be allocated among each Common Share such that the compensation paid with respect to each individual Common Share will not exceed 10% of the offering price of such Common Share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

(7)

We borrow funds to make investments. The costs associated with such borrowing will be indirectly borne by shareholders. The interest payment on borrowed funds referenced in the table above is estimated based on actual amounts of the interest payment on borrowed funds incurred during the fiscal year ended December 31, 2025, divided by our weighted average net assets.

(8)

“Other expenses” include professional fees, Board of Trustees’ fees, administrative service expenses, other general and administrative costs, organization costs, amortization of continuous offering costs and excise tax expense. Other expenses represent the estimated annual other expenses of the Fund and its subsidiaries based on actual amounts of other expenses for the fiscal year ended December 31, 2025.

(9)

Acquired Fund Fees and Expenses are estimated expenses incurred indirectly by the Fund through its investments in other investment companies, including affiliated funds. The Fund may invest in investment companies or BDCs managed by the Adviser or its affiliates. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund. To the extent the Fund invests in investment companies or BDCs managed by the Adviser or its affiliates, the acquired funds do not charge any advisory or management fees at the fund level; accordingly, shareholders do not bear duplicative fees. Actual Acquired Fund Fees and Expenses may vary.

We have entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Sub-Adviser. The Sub-Adviser may elect to pay certain of our expenses on our behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Sub-Adviser has committed to pay must be paid by the Sub-Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Sub-Adviser or its affiliates. If the Sub-Adviser elects to pay certain of our expenses, the Sub-Adviser will be entitled to reimbursement of such expenses from us if Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders. Because the Sub-Adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from the Sub-Adviser.

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses, (2) the annual return before fees and expenses is 5.0%, (3) the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.

Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$57	$169	$279	$549
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$63	$186	$305	$591

Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$65	$192	$314	$606
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$71	$208	$339	$643

Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$59	$176	$290	$567
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$65	$192	$315	$607

While the examples assume a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreements and Administration Agreements” for information concerning incentive fees.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following table as of and for the year ended December 31, 2025 are derived from our consolidated financial statements, which have been [ ].

The following are the financial highlights for the year ended December 31, 2025:

	Year Ended December 31, 2025
	Class I	Class S	Class D
Per Share Data (1):
Net asset value, beginning of period	$25.42	$25.42	$25.42
Net investment income	2.44	2.23	2.38
Net change in unrealized and realized gain (loss)	(0.49)	(0.49)	(0.49)

Net increase (decrease) in net assets resulting from operations	1.95	1.74	1.89
Distributions from net investment income (2)	(2.58)	(2.37)	(2.52)
Distributions from net realized gains (2)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(2.58)	(2.37)	(2.52)

Early repurchase deduction fees (3)	0.00	0.00	0.00

Total increase (decrease) in net assets	(0.63)	(0.63)	(0.63)

Net asset value, end of period	$24.79	$24.79	$24.79

Shares outstanding, end of period	1,311,451,768	584,729,784	24,087,019
Total return based on NAV (4)	8.0%	7.1%	7.8%
Ratios:
Ratio of net expenses to average net assets (5)	7.0%	7.9%	7.3%
Ratio of net investment income to average net assets (5)	9.6%	8.8%	9.4%
Portfolio turnover rate	16.7%	16.7%	16.7%
Supplemental Data:
Net assets, end of period	$32,516,796	$14,498,062	$597,228
Asset coverage ratio	235.7%	235.7%	235.7%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(3)	The per share amount rounds to less than $0.01 per share, for Class I, Class S and Class D.
(4)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Fund’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(5)

For the year ended December 31, 2025, the ratio of total operating expenses to average net assets was 7.0%, 7.9%, and 7.3% on Class I, Class S and Class D, respectively, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser, if any, which represented 0.0%, 0.0% and 0.0% on Class I, Class S and Class D, respectively, of average net assets. Ratio does not include the expenses of investment companies which the Fund has invested in, including joint ventures.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks set forth below are not the only risks we face. Such additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

Price declines in the medium- and large-sized U.S. corporate debt market may adversely affect the fair value of our portfolio, reducing our NAV through increased net unrealized depreciation.

During the 2008-2009 financial crisis, many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders and/or, in the case of hedge funds and other investment vehicles, to satisfy widespread redemption requests. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, and other constraints resulting from the credit crisis generating further selling pressure. If similar events occurred in the medium- and large-sized U.S. corporate debt market, our NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objectives depends on the ability of the Advisers to manage and support our investment process. If the Advisers or Blackstone Credit & Insurance were to lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of the broader networks of the Advisers and their affiliates, as well as the persons and firms our Advisers may retain to provide services on our behalf. The Advisers evaluate, negotiate, structure, execute, monitor and service our investments. Our future success depends to a significant extent on the continued service and coordination of Blackstone Credit & Insurance and its senior management team. The departure of any members of Blackstone Credit & Insurance’s senior management team could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on the Advisers’ ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. The Advisers’ capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, the Advisers may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process.

There is increasing competition among financial sponsors, investment banks and other investors for hiring and retaining qualified investment professionals, and there can be no assurance that the Advisers will be able to find qualified investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

The Advisory Agreements have each been approved pursuant to Section 15 of the 1940 Act. In addition, the Advisory Agreements each have termination provisions that allow the parties to terminate the agreements. The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon 60 days’ written notice or by the Adviser upon 120 days’ written notice. The Sub-Advisory Agreement may be terminated by us or the Adviser upon 60 days’ written notice to the Sub-Adviser or by the Sub-Adviser upon 90 days’ written notice to the Adviser. If the Investment Advisory Agreement or the Sub-Advisory Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the Investment Advisory Agreement or the Sub-Advisory Agreement is terminated, it may be difficult for us to replace the Adviser or the Sub-Adviser. If the Investment Advisory Agreement or the Sub-Advisory Agreement is terminated and no suitable replacement is found to manage us, we may not be able to achieve our investment objectives. Furthermore, we may incur certain costs in connection with a termination of the Investment Advisory Agreement or the Sub-Advisory Agreement.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Advisers to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

The Advisers depend on their broader organization’s relationships with private equity sponsors, investment banks, commercial banks and others, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Advisers or their broader organization fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Advisers or their broader organization have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Although we have implemented a share repurchase program, we have discretion to not repurchase Common Shares, and our Board has the ability to amend or suspend the program.

Our Board may amend or suspend the share repurchase program at any time in its discretion (including to offer to purchase fewer Common Shares). Shareholders may not be able to sell their Common Shares on a timely basis in the event our Board amends or suspends the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. We will notify shareholders of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be considered a guaranteed method to sell Common Shares promptly or at a desired price.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs, investment funds and a variety of other investors (including private credit funds, mezzanine funds, performing and other credit funds, funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products and specialty finance companies), as well as traditional financial services companies such as commercial banks and other sources of funding (including other investment vehicles managed by affiliates of Blackstone). These other BDCs, investment funds and other investors might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in U.S. private companies. As a result of these new competitors entering the financing markets in which we operate, competition for investment opportunities in U.S. private companies may intensify. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in U.S. private companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We may have difficulty sourcing investment opportunities.

We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all available capital successfully. In addition, privately-negotiated investments in loans and illiquid securities of private middle market companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our Common Shares. Our shareholders will have no input with respect to investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our Common Shares. To the extent we are unable to deploy all available capital, our investment income and, in turn, our results of operations, will likely be materially adversely affected. There is no assurance that we will be able to consummate investment transactions or that such transactions will be successful. Blackstone Credit & Insurance, the Fund and their affiliates may also face certain conflicts of interests in connection with any transaction, including any warehousing transaction, involving an affiliate.

We face risks associated with the deployment of our capital.

In light of the nature of our continuous offering as well as ongoing and periodic private offerings in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we have difficulty identifying suitable investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of our Common Shares in any public or private offering and the time we invest the net proceeds. Our proportion of privately-negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which is subject to management fees.

In the event we are unable to find suitable investments, such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of net investment income to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of our Common Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.

As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our Board of Trustees. There is not a public market for the securities of the privately-held companies and certain other private assets in which we invest. Many of our investments are not publicly-traded or actively traded on a secondary market. As a result, we value these securities quarterly at fair value as determined in good faith as required by the 1940 Act. In connection with striking a NAV as of a date other than quarter-end for share issuances and repurchases, the Fund will consider whether there has been a material change to such investments as to affect their fair value, but such analysis may be more limited than the quarter-end process.

As part of the valuation process, we will generally take into account relevant factors in determining the fair value of the Fund’s investments, without market quotations, many of which are loans, including and in combination, as relevant: (i) the portfolio company’s ability to make payments based on its earnings and cash flow, (ii) the estimated enterprise value of a portfolio company, (iii) the nature and realizable value of any collateral, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. We typically utilize independent third-party valuation firms to assist us in determining the fair value of investments for which market quotations are not readily available or deemed to be unreliable. Such investments are generally categorized as Level 3, consistent with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the Financial Accounting Standards Board. The independent valuation firms consider observable market inputs together with significant unobservable inputs, including but not limited to discount rates, performance multiples, or market multiples, in arriving at their valuation recommendations to the Advisers. The Fund generally expects that the majority of the Fund’s investments will be categorized as Level 3 investments. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from what was previously the value, and such differences could be material.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of Common Shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell Common Shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our Common Shares will be on the repurchase date.

There is a risk that investors in our Common Shares may not receive distributions or that our distributions may decrease over time.

All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure shareholders that we will continue to pay distributions to our shareholders in the future. We may not achieve investment results that will allow us to make a specified or stable level of cash distributions and our distributions may decrease over time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from any securities offering. Therefore, portions of the distributions that we make may represent a return of capital to a shareholder that will lower such shareholder’s tax basis in its shares and reduce the amount of funds we have for investment in targeted assets.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income, cash flow from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser or the Administrator, if any. Our ability to pay distributions, if any, might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure shareholders that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our prior offerings or from borrowings or sources other than net investment income in anticipation of future cash flow, which may constitute a return of shareholders’ capital. A return of capital is a return of a shareholder’s investment, rather than a return of earnings or gains derived from our investment activities. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. To the extent that the amount of the return of capital exceeds the shareholder’s basis in its shares, such excess amount will be treated as gain from the sale of the shareholder’s shares. Distributions from the proceeds of our prior offerings or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from securities offerings, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

Any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser or the Administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or the Administrator continues to make such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Shareholders should also understand that our future repayments to the Adviser will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.

As a public reporting company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public reporting company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our Common Shares, which is not expected to occur.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies and other counterparties are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect. Anticipating policy changes and reforms may be particularly difficult during periods of heightened partisanship at the federal, state and local levels, including due to the divisiveness surrounding populist movements, political disputes and socioeconomic issues. The failure to accurately anticipate the possible outcome of such changes and/or reforms could have a material adverse effect on our returns.

In addition, policy changes impacting the financial services industry could impose additional costs, require significant attention of senior management and personnel or require us or our portfolio companies to change or limit the manner in which we or our portfolio companies conduct business. While this risk may increase or decrease with changing U.S. presidential administrations and different expressed policy priorities, we cannot predict at this time whether and the extent to which the current U.S. presidential administration and senior officials at the SEC and other federal agencies will pursue any specific policy priorities or changes. In addition, uncertainty regarding legislation and regulations affecting the financial services industry or taxation could adversely impact our business or the business of our portfolio companies.

Additionally, any changes to or repeal of the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Advisers to other types of investments in which the Advisers may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our financial condition and results of operations and the value of a shareholder’s investment.

Trade negotiations and related government actions may create regulatory uncertainty for our portfolio companies and our investment strategies and adversely affect the profitability of our portfolio companies.

In recent years, the U.S. government has taken substantial actions with respect to international trade policy, including seeking to renegotiate certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries. The U.S. government has also imposed, and may in the future impose further, tariffs on certain foreign goods, such as steel and aluminum, from various countries, including China, Canada and Mexico. Some foreign governments, including China, Canada and Mexico, have threatened or instituted retaliatory tariffs on certain U.S. goods. In February 2026, the U.S. Supreme Court ruled that many of the tariffs recently imposed by the U.S. government exceeded its authority, thereby invalidating many, but not all, of such tariffs. Subsequent to the U.S. Supreme Court’s ruling, the U.S. presidential administration raised potential alternative means through which the administration could impose tariffs and subsequently imposed a global tariff under a different law. The outlook on further trade policy actions, including trade agreements and potential retaliatory tariffs is unclear. Increased tariffs on goods imported from China, Canada, Mexico and other countries could further increase costs, decrease margins and reduce the competitiveness of products and services offered by our portfolio companies. Such uncertainty and/or tariffs or counter-measures could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on imported goods.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy in response to the U.S. Supreme Court’s ruling. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could create further regulatory uncertainty for our portfolio companies and adversely affect their businesses and financial conditions, particularly to the extent the revenues and profitability of their businesses rely on goods imported from outside of the United States.

Financial regulatory changes in the United States could adversely affect our business.

The financial services industry continues to be the subject of heightened regulatory scrutiny in the United States. There has been active debate over the appropriate extent of regulation and oversight of investment funds and their managers. We may be adversely affected as a result of new or revised regulations imposed by the SEC or other U.S. governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. We also may be adversely affected by changes in the interpretation or enforcement of existing laws and regulations by these governmental authorities and self-regulatory organizations. Further, new regulations or interpretations of existing laws may result in enhanced disclosure obligations, including with respect to sustainability matters, which could negatively affect us and materially increase our regulatory burden. Increased regulations generally increase our costs, and we could continue to experience higher costs if new laws require us to spend more time or buy new technology to comply effectively.

Conversely, potential deregulation of the banking industry in the United States, including a rollback of existing regulatory requirements, could adversely affect the private credit industry and, consequently, our investment strategy, portfolio performance and overall returns.

Any changes in the regulatory framework applicable to our business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of the investment activities of our funds, require the attention of our senior management, affect the manner in which we conduct our business and adversely affect our profitability. The full extent of the impact on us of any new laws, regulations or initiatives that may be proposed is impossible to determine.

We, the Advisers and their affiliates are subject to regulatory oversight, which could negatively impact our operations, cash flow or financial condition, impose additional costs on us or otherwise adversely affect our business.

Our business and the businesses of the Advisers and their respective affiliates are subject to extensive regulation, including periodic examinations, inquiries and investigations, which may result in enforcement and other proceedings, by governmental agencies and self-regulatory organizations in the jurisdictions in which we and they operate around the world, including the SEC and various other U.S. federal, state and local agencies. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities.

We, the Advisers and their respective affiliates have received, and may in the future receive, requests for information, inquiries and informal or formal investigations or subpoenas from such regulators from time to time in connection with such inquiries and proceedings and otherwise in the ordinary course of business. These requests could relate to a broad range of matters, including specific practices of our business, the Advisers, our investments or other investments the Advisers or their affiliates make on behalf of their clients, potential conflicts of interest between us and the Advisers or their affiliates, or industry wide practices. Actions by and/or initiatives of the SEC and/or other regulators can have an adverse effect on our financial results, including as a result of the imposition of a sanction, a limitation on our, Blackstone’s or our personnel’s activities, or changing our historic practices. Any adverse publicity relating to an investigation, proceeding or imposition of these sanctions could harm our or Blackstone’s reputation and have an adverse effect on our future fundraising or operations. The costs of responding to legal or regulatory information requests, any increased reporting, registration and compliance requirements will be borne by us in the form of legal or other expenses, litigation, regulatory proceedings or penalties, may divert the attention of our management, may cause negative publicity that adversely affects investor sentiment, and may place us at a competitive disadvantage, including to the extent that we, the Advisers or any of their respective affiliates are required to disclose sensitive business information or alter business practices.

In addition, efforts by the current administration or future administrations could have further impacts on our industry if previously enacted laws are amended or if new legislative or regulatory reforms are adopted. In addition, a future change in administration may lead to leadership changes at a number of U.S. federal regulatory agencies with oversight over the U.S. financial services industry. Such changes would pose uncertainty with respect to such agencies’ ongoing policy priorities and could lead to increased regulatory enforcement activity in the financial services industry. Any changes or reforms may impose additional costs on our current or future investments, require the attention of senior management or result in other limitations on our business or investments. We are unable to predict at this time the likelihood or effect of any such changes or reforms.

The impact of financial reform legislation on us is uncertain.

In light of past market conditions in the U.S. and global financial markets, the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which instituted a wide range of reforms that have impacted all financial institutions to varying degrees. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us, these changes could be materially adverse to us and our shareholders.

Any changes in the regulatory framework applicable to our business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of the investment activities of our funds, require the attention of our senior management, affect the manner in which we conduct our business and adversely affect our profitability. The full extent of the impact on us of any new laws, regulations or initiatives that may be proposed is impossible to determine.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the loans or other debt securities we originate or acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Transactions denominated in foreign currencies subject us to foreign currency risks.

We hold assets and have made borrowings denominated in foreign currencies, and may acquire assets or make borrowings denominated in other foreign currencies, which exposes us to foreign currency risk. As a result, a change in foreign currency exchange rates may have an adverse impact on the valuation of our assets or liabilities, as well as our income and cash flows. As a result of foreign currency fluctuations, the value of our liabilities and expenses may increase or the value of our assets and income may decrease due to factors outside of our control, which can have a negative effect on our NAV and cash available for distribution. Any such changes in foreign currency exchange rates may impact the measurement of such assets or liabilities for purposes of maintaining RIC tax treatment or the requirements under the 1940 Act. We may seek to hedge against currency exchange rate fluctuations by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act, but there is no guarantee such efforts will be successful and such hedging strategies create additional costs. See “—We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.”

General economic conditions could contribute to increased market volatility and have a material adverse impact on the performance of our investments and operations.

We and our portfolio companies are susceptible to the effects of economic slowdowns or recessions. The global growth cycle is in a mature phase and signs of slowdown are evident in certain regions around the world. Instability in the global financial markets could trigger pronounced volatility in the prices of equity and debt securities. Periods of elevated inflation and high interest rates, such as those experienced in recent years, and geopolitical concerns and other global events beyond our control, can contribute to significant volatility in debt and equity markets. Gradual decreases in interest rates during 2025, coupled with resilience in the U.S. economy, contributed to improved investor sentiment, stronger capital markets and increased transaction activity toward the end of 2025. Nevertheless, inflation has remained above the U.S. Federal Reserve’s target level, and interest rates remain elevated. Uncertainty regarding the further trajectory of inflation and interest rates creates the potential for volatility in debt and equity markets.

Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the effect of the U.K. leaving the European Union (the “E.U.”) and instability in the Chinese capital markets. Although the broader outlook remains constructive, geopolitical instability continues to pose risk. Geopolitical instability has been prevalent in recent years, and 2025 and, to this date, 2026, have been years of significant geopolitical events, including, among others, trade tensions resulting from U.S. tariff implementation and retaliatory tariffs by other countries, ongoing conflicts in Ukraine and Iran and escalating conflicts in other parts of the Middle East. For example, in the United States, the current presidential administration has stated its intention to propose or has implemented governmental policy and regulatory changes in a variety of areas, including the imposition of tariffs or other trade barriers. In that connection, certain countries subject to those changes have expressed an intent to impose or have imposed similar measures in return. Additionally, certain of our portfolio companies may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns or a recession in the United States. A decreased U.S. government credit rating, any default by the U.S. government on its obligations, or any prolonged U.S. government shutdown, could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our Common Shares. Unfavorable economic conditions would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events may limit our investment originations, and limit our ability to grow and could have a material negative impact on our operating results, financial condition, results of operations and cash flows and the fair values of our debt and equity investments.

Any deterioration of general economic conditions may lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Fund, and the value and the liquidity of the Common Shares. In an economic downturn, we may have non-performing assets or non-performing assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions impacted the value of any collateral securing our senior secured debt in 2025 and may continue to impact such collateral in the future. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on favorable terms or at all. These events could prevent us from increasing investments and harm our operating results.

In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our or our portfolio company’s ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if a portfolio company or its sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders, including syndicate banks or other fund vehicles, to undertake and/or execute co-investment transactions with the Fund, which in turn may result in fewer co-investment opportunities being made available to the Fund or impact the Fund’s ability to provide additional follow-on support to portfolio companies. The ability of the Fund, its subsidiaries and portfolio companies to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

Inflation and supply chain risks have had and may continue to have an adverse impact on our financial condition and results of operations.

Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on our investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity. Additionally, ongoing conflicts in Iran and escalating conflicts in other parts of the Middle East have caused, and could continue to cause, increased energy costs due to disruptions to oil and energy supply chains in the region.

We may be impacted by general global economic and market conditions.

The success of our investment activities could be affected by general economic and market conditions in Europe and in the rest of the world, as well as by changes in applicable laws and regulations (including laws relating to taxation of our investments), tariffs or other trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset re-investment, resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the European and other non-U.S. countries in which we may invest. These factors will affect the level and volatility of securities prices and the liquidity of the Fund’s investments, which could impair our profitability or result in losses. General fluctuations in the market prices of securities and interest rates may affect our investment opportunities and the value of our investments. We may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Declines in the performance of national economies or the credit markets in certain jurisdictions have had a negative impact on general economic and market conditions globally, and as a result, could have a material adverse effect on our business, financial condition and results of operations.

The Advisers’ financial condition may be adversely affected by a significant general economic downturn and they may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Advisers’ businesses and operations (including those of the Fund). A recession, slowdown and/or sustained downturn in the global economy (or any particular segment thereof) could have a pronounced impact on the Fund and could adversely affect the Fund’s profitability, impede the ability of the Fund’s portfolio companies to perform under or refinance their existing obligations and impair the Fund’s ability to effectively deploy its capital or realize its investments on favorable terms.

Challenges facing a single, concentrated sector or industry can have far-reaching implications for the broader economy, including the private credit market. For example, although the U.S. economy has demonstrated strength and resiliency underpinned by the ongoing technology investment boom, there can be no assurance that such trend will continue. In recent years, there has been growing concern about the sustainability of the private credit industry, particularly due to its significant exposure to the expanding technology sector, which includes artificial intelligence infrastructure investments. Market analysts, journalists and other stakeholders have increasingly questioned whether the rapidly developing artificial intelligence market, which includes companies focused on the design and manufacture of semiconductors, data center construction and the expansion of power generation, is fueling inflated valuations and unsustainable price appreciation. This concern is compounded by the sector’s increasing interconnectivity, as private credit supports cross-investments among artificial intelligence- and data center-focused firms, potentially creating an overvalued and tightly linked ecosystem that may lack solid long-term economic fundamentals. If these concerns are validated or perceived as credible by the public, a significant global market correction or downturn could occur, which could result in a material adverse effect on the Fund and its portfolio companies. In particular, market devaluations in the software sector may impair companies’ ability to refinance existing private credit loans and restrict merger and acquisition activity in the sector. Consequently, these dynamics could lead to extended holding periods for our assets.

In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could result in problems in one country adversely affecting regional and even global economic conditions and markets. For example, concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets and the ongoing conflicts in Ukraine and Iran and escalating conflicts in other parts of the Middle East could have a negative impact on those countries and others in those regions. The occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally.

Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a portfolio company’s capital structure.

Economic and trade sanctions laws in the United States and other jurisdictions may prohibit the Fund and the Fund’s professionals from transacting with or in certain countries and with certain individuals and companies.

In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, Executive Orders and regulations establishing U.S. economic and trade sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, sanction evaders, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. The lists of OFAC prohibited countries, territories, persons and entities, including the List of Specially Designated Nationals and Blocked Persons, as such list may be amended from time to time, can be found on the OFAC website at www.treas.gov/ofac. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. Other jurisdictions maintain different and/or additional economic and trade sanctions. These types of sanctions may significantly restrict the Fund’s investment activities in certain countries and, in particular, certain emerging market countries. At the same time, the Fund may be obligated to comply with certain anti-boycott laws and regulations, which prevents the Fund from engaging in certain discriminatory practices that may be allowed or required in certain jurisdictions. The Fund’s failure to discriminate in this manner could make it more difficult for the Fund to pursue certain investments and engage in certain business activities.

In some countries, there is a greater acceptance than in the United States and the U.K. of government involvement in commercial activities, and of corruption. The Fund, the Fund’s professionals and the Advisers are committed, to the fullest extent permitted by applicable law, to complying with the U.S. Foreign Corrupt Practices Act (“FCPA”), the U.K. Bribery Act and other anti-corruption, anti-bribery, anti-fraud laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Fund to act successfully on investment opportunities and for investments to obtain or retain business.

In recent years, the U.S. Department of Justice and the SEC have devoted greater resources to enforcement of the FCPA. In addition, the U.K., with enactment of the U.K. Bribery Act, has expanded the reach of its anti-bribery laws significantly. While Blackstone has developed and implemented policies and procedures designed to ensure strict compliance with the FCPA and the U.K. Bribery Act and the sanctions regimes that apply to the Fund, such policies and procedures may not be effective in all instances to prevent violations. In addition, in spite of these policies and procedures, affiliates of portfolio companies, particularly in cases in which the Fund or another fund or vehicle sponsored by the Fund does not control such portfolio company, may engage in activities that could result in FCPA, U.K. Bribery Act or other violations of law. Any determination that the Fund has violated the FCPA, U.K. Bribery Act or other applicable anti-corruption laws, anti-bribery, anti-fraud laws or sanctions requirements could subject the Fund to, among other things, civil and criminal penalties, material fines, profit disgorgement, injunctions on future conduct, securities litigation, disclosure obligations and a general loss of investor confidence, any one of which could adversely affect the Fund’s business prospects and/or financial position, as well as the Fund’s ability to achieve its investment objectives and/or conduct its operations.

It may be difficult to bring suit or foreclosure in non-U.S. countries.

Because the effectiveness of the judicial systems in the countries in which the Fund may invest varies, the Fund (or any portfolio company) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent the Fund or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.

MiFID II obligations could have an adverse effect on the ability of Blackstone Credit & Insurance and its MiFID-authorized EEA affiliates to obtain and research in connection with the provision of an investment service.

The Recast European Union Directive on Markets in Financial Instruments (“MiFID II”) came into effect on January 3, 2018, and imposes regulatory obligations in respect of providing financial services in the European Economic Area (“EEA”) by EEA banks and EEA investment firms providing regulated services (each, an “Investment Firm”). Each Adviser is a non-EEA investment company and is, therefore, not subject to MiFID II but can be indirectly affected. The regulatory obligations imposed by MiFID II may impact, and constrain the implementation of, the investment strategy of the Fund. MiFID II restricts Investment Firms’ ability to obtain research in connection with the provision of an investment service. For example, Investment Firms providing portfolio management or independent investment advice may purchase investment research only at their own expense or out of specifically dedicated research payment accounts agreed upon with their clients. Research will also have to be unbundled and paid separately from the trading commission. EEA broker-dealers will unbundle research costs and invoice them to Investment Firms separated from dealing commissions.

Therefore, in light of the above, MiFID II could have an adverse effect on the ability of Blackstone Credit & Insurance and its MiFID-authorized EEA affiliates to obtain and to provide research. The new requirements regarding the unbundling of research costs under MiFID II are not consistent with market practice in the United States and the regulatory framework concerning the use of commissions to acquire research developed by the SEC, although the SEC has previously issued temporary no-action letters to facilitate compliance by firms with the research requirements under MiFID II in a manner that is consistent with the U.S. federal securities laws. Blackstone Credit & Insurance’s access to third-party research may nonetheless be significantly limited. Some EEA jurisdictions extend certain MiFID II obligations also to other market participants (e.g., Alternative Investment Fund Managers) under national law. There is very little guidance, and limited market practice, that has developed in preparation for MiFID II. As such, the precise impact of MiFID II on Blackstone Credit & Insurance and the Fund cannot be fully predicted at this stage.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures adopted by, and under oversight of, our Board of Trustees. Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.

Terrorist attacks, acts of war or natural disasters may adversely affect our operations.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts, including the ongoing conflicts in Ukraine and Iran and escalating conflicts in other parts of the Middle East, have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Force majeure events may adversely affect our operations.

We may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting us. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Cybersecurity and data protection risks could result in the loss of data, interruptions in our business, and damage to our reputation, and subject us to regulatory actions, increased costs and financial losses, each of which could have a material adverse effect on our business and results of operations.

Our operations are highly dependent on technology platforms and we rely heavily on Blackstone’s and its affiliates’ analytical, financial, accounting, communications and other data processing systems. Blackstone’s and its affiliates’ systems face ongoing cybersecurity threats and attacks, which could result in the loss of confidentiality, integrity or availability of such systems and the data held by such systems. Attacks on Blackstone’s and/or its affiliates’ systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to our proprietary information, destroy data or disable, degrade or sabotage our systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering (including social engineering facilitated by the use of AI Technologies (as defined below)). Attacks on Blackstone’s and/or its affiliates’ systems could also involve ransomware or other forms of cyber extortion. Cyberattacks and other data security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees, consultants, independent contractors or other service providers.

There has been an increase in the frequency and sophistication of the cyber and data security threats, with attacks ranging from those common to businesses generally to those that are more advanced and persistent, which may target Blackstone and/or its affiliates because they hold a significant amount of confidential and sensitive information about investors, portfolio companies and potential investments. In addition, the risk of cyber and data security threats to Blackstone and its affiliates is exacerbated with the advancement of artificial intelligence, which malicious third parties are using to create new, sophisticated and more frequent attacks. As a result, Blackstone and its affiliates may face a heightened risk of a security breach or disruption with respect to this information. Measures taken by Blackstone and/or its affiliates to ensure the integrity of their systems may not provide adequate protection, especially because cyberattack techniques are continually evolving, may persist undetected over extended periods of time, and may not be mitigated in a timely manner to prevent or minimize the impact of an attack on Blackstone and/or its affiliates, our investors, our portfolio companies or potential investments. If Blackstone’s and/or its affiliates’ systems or those of third party service providers are compromised either as a result of malicious activity or through inadvertent transmittal or other loss of data, do not operate properly or are disabled, or we fail to provide the appropriate regulatory or other notifications in a timely manner, we could suffer financial loss, increased costs, a disruption of our businesses, liability to our counterparties, portfolio companies or fund investors, regulatory intervention or reputational damage. The costs related to cyber or other data security threats or disruptions may not be fully insured or indemnified by other means.

We are reliant on third party service providers for certain aspects of our business, including for our administration, as well as for certain technology platforms, including cloud-based services. These third-party service providers could also face ongoing cybersecurity threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data through third-party service providers. In addition, we could also suffer losses in connection with updates to, or the failure to timely update, the third-party technology platforms on which we rely.

Cybersecurity, privacy and data protection have become top priorities for regulators in the United States and around the world. Many jurisdictions in which we, Blackstone and/or its affiliates operate have laws and regulations relating to privacy, data protection and cybersecurity, including the Gramm-Leach-Bliley Act (including recent amendments to Regulation S-P), the General Data Protection Regulation, the U.K. Data Protection Act, and the California Privacy Rights Act. Some jurisdictions have also enacted or proposed laws requiring companies to notify individuals and/or government agencies of data security breaches involving certain types of personal data or involving certain thresholds of potential harm to impacted individuals. In light of the focus of federal regulators on cybersecurity, SEC enforcement and examination activities have increased in recent years and may increase further. Although Blackstone and/or its affiliates maintain cybersecurity controls designed to prevent cyber incidents from occurring, no security is impenetrable to cyberattacks. It is possible that current and future cyber enforcement activity will target practices that Blackstone and/or its affiliates believe are compliant, but the regulators deem otherwise.

Breaches in our, Blackstone’s and/or its affiliates’ security or in the security of third party service providers, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize our, Blackstone’s and/or its affiliates’, including the Advisers’, employees or our shareholders’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, computer systems and networks or those of our, Blackstone’s and/or its affiliates’ third-party service providers, or otherwise cause interruptions or malfunctions in our, Blackstone’s and/or its affiliates’, including the Advisers’, employees’, our shareholders’, our counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to our shareholders and other counterparties, regulatory intervention and reputational damage. Furthermore, if we, Blackstone and/or its affiliates fail to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely manner, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm and may cause our shareholders to lose confidence in the effectiveness of our security measures and Blackstone more generally.

Our portfolio companies also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information, which in some instances are provided by third parties. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. We may invest in strategic assets having a national or regional profile or in digital or other infrastructure, the nature of which could expose them to a greater risk of being subject to a terrorist attack or a security breach than other assets or businesses. Such an event may have material adverse consequences on our investment or assets of the same type or may require portfolio companies to increase preventative security measures or expand insurance coverage.

Finally, Blackstone’s and/or its affiliates’ and our portfolio companies’ technology platforms, data and intellectual property are also subject to a heightened risk of theft or compromise as a result of operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, they may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on us and our portfolio companies.

Rapidly developing and changing global data security and privacy laws and regulations could increase compliance costs and subject Blackstone to enforcement risks and reputational damage. Blackstone’s data security and privacy compliance obligations, include those relating to U.S. laws and regulations, impose significant compliance costs on Blackstone, which could increase significantly as laws and regulations continue to evolve. At the U.S. federal level, the SEC has adopted changes to Regulation S-P, which took effect in 2025. The amendments impose operationally challenging data breach notification requirements and deadlines as well as obligations to implement written policies and procedures to govern oversight of service providers that will likely increase associated compliance costs, some or all of which could be allocated to us. The U.S. Department of Justice issued a rule (the Bulk Data Transfer Rule), effective in 2025, that prohibits or restricts certain transactions involving the transfer of, and access to, bulk sensitive personal data to foreign persons connected with certain designated countries of concern, including China. While Blackstone expects this development will increase compliance burdens and associated costs, this rule may also impact the way Blackstone and its affiliates conduct business, including the ability of employees in countries of concern to access certain information.

Further, any inability, or perceived inability, by Blackstone, the Advisers, us or our portfolio companies to adequately address data protection or privacy concerns, or comply with applicable laws, regulations, policies, industry standards and guidance, contractual obligations, or other legal obligations, even if unfounded, could result in significant legal, regulatory and third-party liability, increased costs, disruption of Blackstone’s, the Advisers’, our or our portfolio companies’ business and operations, and a loss of investor confidence and other reputational damage. Many regulators have indicated an intention to take more aggressive enforcement actions regarding data security and privacy matters, and private litigation resulting from such matters is increasing and resulting in progressively larger judgments and settlements. Specifically, the SEC’s stated 2026 examination priorities include an intended focus on advisers’ policies and practices as they relate to the prevention of interruptions to mission-critical services and protection of information, records and assets. Furthermore, as new data protection and privacy-related laws and regulations are implemented, the time and resources needed for Blackstone, us and our portfolio companies to comply with such laws and regulations continues to increase and become a significant compliance workstream.

We may not be able to obtain and maintain all required state licenses.

We may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for, obtaining and maintaining required licenses can be costly and take several months. There is no assurance that we will obtain, and maintain, all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

Compliance with the SEC’s Regulation Best Interest by participating broker-dealers may negatively impact our ability to raise capital in our offering, which could harm our ability to achieve our investment objectives.

Broker-dealers are required to comply with Regulation Best Interest, which, among other requirements, establishes a new standard of conduct for broker-dealers and their associated persons when making a recommendation of any securities transaction or investment strategy involving securities to a retail customer. The full impact of Regulation Best Interest on participating broker-dealers cannot be determined at this time, and it may negatively impact whether participating broker-dealers and their associated persons recommend the offering to certain retail customers. In particular, under SEC guidance concerning Regulation Best Interest, a broker-dealer recommending an investment in our Common Shares should consider a number of factors, under the care obligation of Regulation Best Interest, including but not limited to cost and complexity of the investment and reasonably available alternatives in determining whether there is a reasonable basis for the recommendation. As a result, high cost, high risk and complex products may be subject to greater scrutiny by broker-dealers. Broker-dealers may recommend a more costly or complex product as long as they have a reasonable basis to believe is in the best interest of a particular retail customer. However, if broker-dealers choose alternatives to our Common Shares, many of which likely exist, such as an investment in listed entities, which may be a reasonable alternative to an investment in us as such investments may feature characteristics like lower cost, nominal commissions at the time of initial purchase, less complexity and lesser or different risks, our ability to raise capital will be adversely affected. If compliance by broker-dealers with Regulation Best Interest negatively impacts our ability to raise capital in the offering, it may harm our ability to create a diversified portfolio of investments, and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income. Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.

Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval, unless required by the 1940 Act or applicable law. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our Common Shares. However, the effects might be adverse, which could negatively impact our ability to pay shareholders distributions and cause shareholders to lose all or part of their investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.

Our Board of Trustees may amend our Declaration of Trust without prior shareholder approval.

Our Board of Trustees may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including, without limitation, to reclassify the Board of Trustees, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.

Certain provisions of our Declaration of Trust could deter takeover attempts.

Our Declaration of Trust contains anti-takeover provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of our Board of Trustees. Our Board of Trustees is divided into three classes of Trustees serving staggered three-year terms. This provision could delay for up to two years the replacement of a majority of our Board.

Because we are an acquired fund under Rule 12d1-4, regulatory limitations may restrict our ability to pursue certain investment opportunities that would otherwise be available to us.

The 1940 Act imposes restrictions on registered investment companies and certain other funds (collectively, “acquiring funds”) with respect to their investments in other registered investment companies or BDCs, including us. Without relying on an exemption, an acquiring fund may not: (i) own more than 3% of the outstanding voting securities of any one registered investment company or BDC; (ii) invest more than 5% of its total assets in the securities of any single registered investment company or BDC; or (iii) invest more than 10% of its total assets in the securities of other registered investment companies or BDCs (collectively, the “3-5-10% Limitations”).

The SEC subsequently adopted Rule 12d1-4 (the “Rule”), which provides an exemption allowing certain acquiring funds to invest in the securities of other registered investment companies or BDCs in excess of the 3-5-10% Limitations, subject to certain conditions. Notably, if a fund’s shares are acquired by another investment company or BDC in reliance on the Rule, the acquired fund may not purchase or otherwise acquire the securities of an investment company or private fund if, immediately after the transaction, the aggregate value of such securities exceeds 10% of the acquired fund’s total assets, subject to certain exceptions. This restriction on acquired funds under the Rule limits our ability to invest in the securities of other investment companies or “private funds,” a term broadly defined by the Rule to include not only traditional private equity funds and hedge funds, but also a range of certain other investment vehicles and strategies in which we may wish to invest.

Additionally, the Rule prohibits an acquiring fund from acquiring control of another investment company (other than one in the same group of investment companies as the acquiring fund), including by acquiring more than 25% of its voting securities. The Rule also imposes specific voting requirements when an acquiring fund’s ownership in another investment company (other than one in the same group of investment companies) exceeds certain thresholds.

Certain investors at times may have substantial investments in us.

Because certain investors may have substantial investments in us, we may experience large repurchases or investments due to transactions in our Common Shares by these large investors. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on our performance. In the event of such repurchases or investments, we could be required to sell assets or to invest cash at a time when we may not otherwise desire to do so. Such transactions may increase our brokerage and/or other transaction costs and affect the liquidity of our portfolio. In addition, when other investors own a substantial portion of our Common Shares, a large repurchase by such an investor could (i) cause us to exceed the repurchase limits under our share repurchase program, resulting in the repurchase of shares on a pro rata basis, (ii) lead to an increase in our actual expenses, and/or (iii) result in our current expenses being allocated over a smaller asset base, leading to an increase in our expense ratio. We may also decide to sell our assets at a time when we may not otherwise desire to do so and accelerate the realization of taxable capital gains if sales of securities result in capital gains. The impact of these transactions is likely to be greater when the shareholder purchases, or requests for repurchase, a substantial portion of our Common Shares. Additionally, a high volume of repurchase requests can impact us the same way as the transactions of a single shareholder with substantial investments. Further, amounts of our Common Shares submitted for repurchase may vary materially over time, and investors may not have visibility into the number of Common Shares repurchased in any given tender offer until the tender offer closes. Because of this, if an investor subscribes for our Common Shares during an ongoing tender offer which is oversubscribed, they could become subject to some or all of the negative effects set forth above without notice.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments in senior secured loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and, subject to compliance with our 80% policy, there is no limit on the amount of any such investments in which we may invest.

Senior Secured Loans and Senior Secured Bonds. There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Such risks have become more pronounced due to elevated interest rates and market volatility. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Under certain circumstances, collateral securing an investment may be released without the consent of the Advisers and/or the shareholder, or the shareholder’s expected rights to such collateral could, under certain circumstances, be voided or disregarded. The Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders and, as a result, the shareholder may not have priority over other creditors as anticipated. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. Such investments and the Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of holders of more senior tranches in an issuer’s capital structure and, to the extent applicable, contractual inter-creditor, co-lender and participation agreement provisions. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under terms of subordinated intercreditor agreements, senior creditors will typically be able to block the acceleration of the mezzanine debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. Further, the ability of a borrower to make payments on the loan underlying these securities is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which the Fund invests, it will not be able to recover all of its investment in the securities purchased. Investments in subordinate securities have a higher risk of loss and credit default than investments in more senior securities and subordinated tranches absorb losses from default before other more senior tranches are put at risk. Mezzanine debt securities (as well as other more senior securities) are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The securities the Fund invests in may be subject to early redemption features, refinancing options, pre-payment options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected, resulting in a lower return to the Fund than estimated. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity securities may become worthless.

To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Investments in subordinated debt involve greater credit risk of default and loss than the more senior classes or tranches of debt in an issuer’s capital structure. Subordinated tranches of debt instruments absorb losses from default before other more senior tranches of such instruments, which creates a risk particularly if such instruments (or securities) have been issued with little or no credit enhancement or equity. To the extent the Fund invests in subordinate debt instruments, the Fund would likely receive payments or interest distributions after, and must bear the effects of losses or defaults on, the senior debt (including underlying mortgage loans or senior mezzanine debt) before, the holders of other more senior tranches of debt instruments with respect to such issuer. The Fund’s investments will be affected, where applicable, by (i) the relative payment priorities of the respective classes of instruments or securities issued by portfolio companies (or affiliates thereof), (ii) the order in which the principal balances of such respective classes with balances will be reduced in connection with losses and default-related shortfalls, and (iii) the characteristics and quality of the underlying loans in the Fund.

Equity Investments. We may make select equity investments. In addition, in connection with our debt investments, we on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Preferred Securities. Investments in preferred securities involve certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Non-U.S. Securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidence of ownership of such securities usually is held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to shareholders located outside the country of the issuer, whether from currency blockage or otherwise, and potential changes in value that are more rapid and extreme than investments in securities of U.S. companies. Generally, there is less readily available and reliable information about non-U.S. issuers or borrowers due to less rigorous disclosure or accounting standards and regulatory practices. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Structured Products Risk. The Fund may invest its assets in structured products, including the rated debt tranches of CLOs and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally will not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes will be based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Loans Risk. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.

Further, there is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce remedies.

Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.

If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Advisers, do not represent fair value. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.

The Fund may acquire loans through assignments or participations. The Fund will typically acquire loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Advisers have adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a loan through a participation.

In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.

The Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.

Junior, Unsecured Securities. Our strategy may entail acquiring securities that are junior or unsecured instruments. While this approach can facilitate obtaining control and then adding value through active management, it also means that certain of the Fund’s investments may be unsecured. If a portfolio company becomes financially distressed or insolvent and does not successfully reorganize, we will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that we will recover any of the principal that we have invested. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should it be forced to enforce its remedies.

While such junior or unsecured investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms may not be part of particular investments. Moreover, our ability to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, we may not be able to take steps to protect investments in a timely manner or at all, and there can be no assurance that our rate of return objectives or any particular investment will be achieved. In addition, the debt securities in which we will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.

Early repayments of our investments may have a material adverse effect on our investment objectives. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity investments may become worthless.

There can be no assurance that attempts to provide downside protection through contractual or structural terms with respect to our investments will achieve their desired effect and potential investors should regard an investment in us as being speculative and having a high degree of risk. Furthermore, we have limited flexibility to negotiate terms when purchasing newly issued investments in connection with a syndication of mezzanine or certain other junior or subordinated investments or in the secondary market.

Below Investment Grade Risk. In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:

•

Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.

•

Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.

•

Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•

Below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income.

•

Below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and we may be unable to sell these securities at an advantageous time or price.

•	We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mezzanine Loans. Mezzanine debt securities generally will be unrated or have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. While mezzanine debt investments and other loans or unsecured investments can benefit from the same or similar covenants as those enjoyed by the indebtedness ranking more senior to such investments and can benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms might not be part of particular investments (for example, such investments might not be protected by financial covenants or limitations upon incurrence of additional indebtedness by the issuer). Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of elevated interest rates or an economic downturn) could adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, can also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt securities are often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt securities have historically been higher than has been the case for investment grade securities.

Risk Retention Vehicles. We may invest in CLO debt and equity tranches and warehouse investments directly or indirectly through an investment in U.S. and/or European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or E.U. regulations applicable to such investments, including regulations that require the retention of credit risk associated with certain CLOs and other investments. Risk Retention Vehicles will be structured to satisfy such retention requirements by purchasing and retaining the percentage of CLO notes prescribed under applicable retention requirements (the “Retention Notes”) or as otherwise may be required under applicable laws and regulations. For the avoidance of doubt, the term Risk Retention Vehicles does not include vehicles that are deemed to be controlled by the Advisers or their affiliates but does include Risk Retention Vehicles we control.

Indirect investments in CLO equity securities (and in some instances more senior CLO securities) and warehouse investments through entities that have been established to satisfy the U.S. and/or the E.U. retention requirements may allow for better economics for us (including through fee rebate arrangements). For example, these types of investments may create stronger negotiating positions with CLO managers and underwriting banks who are incentivized to issue CLOs and who require the participation of a Risk Retention Vehicle to enable the CLO securities to be issued. However, Retention Notes differ from other securities of the same ranking since the retention requirements prescribe that such Retention Notes must be held by the relevant risk retainer for a specified period. U.S. retention requirements prescribe the holding period to be the longer of (x) the period until the CLO has paid down its securities to 33% of their original principal amount, (y) the period until the CLO has sold down its assets to 33% of their original principal amount and (z) two years after the closing of the CLO. On the other hand, the E.U. retention requirements prescribe the holding period to be the lifetime of the CLO. In addition, Retention Notes are subject to other restrictions not imposed on other securities of the same ranking; for example, Retention Notes may not be subject to credit risk mitigation. A breach of the retention requirements may result in the imposition of regulatory sanctions or, in the case of the E.U. retention requirements, in claims being brought against the retaining party.

“Covenant-lite” Obligations. We may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan we hold begin to deteriorate in quality, our ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay our ability to seek to recover its investment.

Consumer Loans. We may invest in, or obtain exposure to, consumer lending, which involves risk elements in addition to normal credit risk. Consumer loan terms vary according to the type and value of collateral and creditworthiness of the borrower. In underwriting consumer loans, a thorough analysis of the borrower’s financial ability to repay the loan as agreed is typically performed. The ability to repay shall be determined by, among others, the borrower’s employment history, current financial conditions, and credit background. While these loans typically have higher yields than many other loans, such loans involve risk elements in addition to normal credit risk. Consumer loans may entail greater credit risk than other loans particularly in the case of unsecured consumer loans or consumer loans secured by rapidly depreciable assets, such as automobiles. In such cases, any repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment of the outstanding loan balance as a result of the greater likelihood of damage, loss or depreciation. In addition, consumer loan collections are dependent on the borrower’s continuing financial stability, and thus are more likely to be affected by adverse personal circumstances. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to consumer loans. Furthermore, the application of various federal and state laws, including bankruptcy and insolvency laws, and/or state consumer protection laws may limit the amount which can be recovered on such loans.

Bridge Financings. From time to time, we may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.

Restructurings. Investments in companies operating in workout or bankruptcy modes present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action.

Subsidiaries Risk. The Fund invests in entities (1) that will be primarily controlled by the Fund; and (2) that primarily engage in investment activities in securities or other assets (each such entity, a “Subsidiary”). A Subsidiary is “primarily controlled” by the BDC when (a) the BDC controls the unregistered entity within the meaning of Section 2(a)(9) of the 1940 Act; and (b) the BDC’s control of the unregistered entity is greater than that of any other person. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including any investment in any Subsidiary, and the Fund’s role as member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund.

The Fund does not expect that any Subsidiary will be required to register as an investment company under the 1940 Act. The Fund expects that any investment advice provided by an investment adviser to a Subsidiary of the Fund would be provided by the Advisers, and the Board of Trustees will consider any investment advisory services provided to a Subsidiary of the Fund in connection with the Board of Trustees’ annual consideration of the Advisory Agreements. Any investment advisory agreement for a Subsidiary will comply with Section 15 of the 1940 Act, including that (i) such investment advisory agreement will be approved by the Fund’s Board of Trustees and (ii) such investment advisory agreement between the Subsidiary and its investment adviser will be filed as an exhibit to the Fund’s public filings.

The Fund will comply with Section 61 of the 1940 Act, governing investment policies, capital structure and leverage, on an aggregate basis with any Subsidiary. Any Subsidiary also would comply with Section 57 of the 1940 Act relating to affiliated transactions and custody. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

We may be exposed to risks associated with investments in underlying investment companies or BDCs.

The Fund may invest in underlying investment companies or BDCs, in which case a shareholder’s investment in the Fund will be affected by the investment policies and decisions of each underlying investment company in direct proportion to the amount of the Fund’s assets that are invested in each underlying investment company. The securities of the underlying investment companies or BDCs in which the Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of underlying investment companies or BDCs are typically subject to restrictions or delays. There is no regular market for interests in many underlying investment companies or BDCs or their portfolio companies, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable underlying investment companies or BDCs or the board of the portfolio company, and could occur at a discount to the stated NAV. If the Advisers determine to cause the Fund to sell its interest in an underlying investment company or BDC, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Some funds in which the Fund may invest may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Advisers seek to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund’s investment strategy with respect to certain investments may be based upon the premise that loans, debt instruments or participation interests related thereto that are otherwise performing may from time to time be available for purchase by the Fund at “discounted” rates or at “undervalued” prices.

The Fund’s investment strategy with respect to certain investments may be based upon the premise that loans, debt instruments or participation interests related thereto that are otherwise performing may from time to time be available for purchase by the Fund at “discounted” rates or at “undervalued” prices. Purchasing debt instruments and other interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. It may not be possible to predict, or to hedge against, such “spread widening” risk. No assurance can be given that loans or participation interests can be acquired at favorable prices, that such loans or participation interests will not default or that the market for such interests will continue to improve. In addition, there can be no assurance that the market conditions for investing in debt instruments may not deteriorate further, which could have an adverse effect on the performance of the Fund’s investments. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests and therefore further deteriorations in value with respect thereto may occur following the Fund’s investment therein. While the Fund performs due diligence in connection with each of its investments, there may be an increased risk that the documentation relating to an investment in loans may contain a material misstatement, omission or misrepresentation, which may be relied upon by the Advisers and adversely affect the performance of such investment.

Companies in certain markets are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies.

Companies in certain markets are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. In particular, the assets and profits appearing on the financial statements of a company in certain markets may not reflect its financial position or results of operations in the way they would have been reflected had such financial statements been prepared in accordance with GAAP. In addition, for a company that keeps accounting records in currency other than euros, inflation accounting rules in certain markets outside the U.S. require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of a currency of constant purchasing power. As a result, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of real estate, companies and securities markets. Accordingly, the Fund’s ability to conduct due diligence in connection with an investment and to monitor the investment may be adversely affected by these factors. In addition, investing in certain non-U.S. markets poses risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments may be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (iii) potential price volatility in and relative illiquidity of some foreign securities markets; (iv) less government supervision and regulation; (v) governmental decisions to discontinue support of economic reform programs generally and impose centrally planned economies; (vi) less extensive regulation of the securities markets; (vii) certain economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (viii) the possible imposition of foreign taxes on income and gains recognized with respect to securities; (ix) less developed corporate laws regarding fiduciary duties and the protection of investors; (x) longer settlement periods for securities transactions, (xi) less reliable judicial systems to enforce contracts and applicable law; (xii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (xiii) political hostility to investments by foreign or private equity investors; and (xiv) less publicly available information.

In addition, in light of the continued and ongoing uncertainty in European debt markets as a result of the sovereign debt crises of some of the members of the E.U. and unique political risks associated therewith, investments may be subject to heightened risks or risks not associated with the foregoing. In addition, issuers located in certain European jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the client and/or the Advisers with equivalent rights and privileges necessary to promote and protect the Fund’s interest in any such proceeding, the Fund’s investments may be adversely affected. While the Advisers intend, where deemed appropriate, to manage the Fund in a manner that will minimize exposure to the foregoing risks (although the Advisers do not in the ordinary course expect to hedge currency risks), there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.

We are exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our ability to make investments, the value of our investments and our ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs.

During periods of falling interest rates, payments under the floating rate debt instruments that we hold would generally decrease, resulting in less revenue to us. In the event of a sharply rising interest rate environment, such as during 2022 and 2023, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, in general, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to file for bankruptcy, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

We generally do not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are subject to risks related to sustainability matters.

In evaluating potential investments, the Advisers consider opportunities and risk related to material and applicable sustainability factors. Although the Advisers’ consideration of sustainability factors is intended to aid the Advisers in evaluating the return and risk profile of a given investment and is not expected to by itself determine an investment decision for us, the Advisers’ consideration of sustainability factors could, to the extent material economic risks or opportunities associated with an investment are identified, cause the Advisers to consider taking a different action than may have been taken in the absence of such consideration, which could cause us to perform differently compared to funds or other investors that do not consider such risks and opportunities. Further, although the Advisers view application of their sustainability framework to be an opportunity to potentially enhance or protect the performance of investments over the long-term, the Advisers cannot guarantee that any consideration of sustainability factors or engagement with portfolio companies on sustainability, which depends in part on skill and qualitative judgments, will positively impact the performance of any individual portfolio company or us.

In addition, some investors may evaluate potential investments in part based on third-party environmental, social and governance (“ESG”) rating systems. The criteria used in these ratings systems may conflict and change frequently, and we cannot predict how these third parties will score us, nor can we have any assurance that they score us or other companies accurately. If our ESG ratings, disclosures or practices do not meet the standards set by such investors or our shareholders, they may choose not to invest in our Common Shares. Relatedly, adverse performance or incidents with respect to sustainability matters or negative ESG ratings or assessments could impact the value of our brand, or the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations. At the same time, some stakeholders and regulators have increasingly expressed or pursued opposing views, legislation and investment expectations with respect to sustainability initiatives. This divergence increases the risk that any action or lack thereof with respect to sustainability matters will be perceived negatively by at least some stakeholders and adversely impact our reputation and business.

Rules, regulations and stakeholder expectations concerning sustainability matters have been subject to increased attention and shifting focus in recent years. Some of these changes have resulted in, and are likely to continue to result in, increased general and administrative expenses and increased management time and attention spent complying with or meeting such regulations and expectations. If we fail or are perceived to fail to comply with applicable rules, regulations and stakeholder expectations, it could negatively impact our reputation and our business results.

Furthermore, we could be criticized for the accuracy, adequacy or completeness of the disclosure related to our sustainability-related policies, practices and initiatives (and progress on those initiatives), which disclosure may be based on frameworks and standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. In addition, we could be criticized for the scope or nature of such initiatives, or for any revisions to these initiatives. Further, as part of our sustainability practices, we rely from time to time on third-party data, services and methodologies and such services, data and methodologies could prove to be incomplete or inaccurate. If our or such third parties’ sustainability-related data, processes or reporting are incomplete or inaccurate, or if we fail to achieve progress on a timely basis, or at all, we may be subject to enforcement action and our reputation could be adversely affected, particularly if in connection with such matters we were to be accused of greenwashing.

We and our investment adviser could be the target of litigation or regulatory investigations.

We as well as our investment adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that we and our investment adviser and/or any of its affiliates will avoid regulatory investigation and possible enforcement actions stemming therefrom. Our investment adviser is a registered investment adviser and, as such, is subject to the provisions of the Advisers Act. We and our investment adviser are each, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.

Our investment adviser, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of our investment adviser to manage us, are often impossible to anticipate. Our investment adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of our investment adviser.

Our investment activities are subject to the normal risks of becoming involved in litigation by third parties. This risk would be somewhat greater if we were to exercise control or significant influence over a portfolio company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by our investment adviser, our administrator, or any of our officers, be borne by us and would reduce our net assets. Our investment adviser and others are indemnified by us in connection with such litigation, subject to certain conditions.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before we are so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Economic recessions or downturns or restrictions on trade could impair our portfolio companies and adversely affect our operating results.

The risks associated with our and our portfolio companies’ businesses are more severe during periods of economic slowdown or recession. In recent years, we have experienced periods of economic slowdown and in some instances, contraction, as countries and industries around the globe grappled with the short- and long-term economic impacts of elevated inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility and volatility in global capital markets.

Many of our portfolio companies may be susceptible to economic recessions or downturns and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured debt. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and NAV. Certain of our portfolio companies may also be impacted by tariffs or other matters affecting international trade. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and adversely affect our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders or investors could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt investments that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLOs, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

A covenant breach or other default by our portfolio companies may adversely affect our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the issuer’s or borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. Our portfolio will be considered to be concentrated in a particular industry when 25% or greater of its total assets are invested in issuers that are a part of that industry. A downturn in any industry in which we are invested could significantly impact the aggregate returns we realize. We may concentrate our investments in issuers that are part of the software industry, which currently represent more than 25% of our total investments at fair value. Such concentration may change as a result of additional investments in, or divestment of investments in, the software industry and/or fluctuations in the fair value of our investments in the software industry and other industries.

If an industry in which we have significant investments suffers from adverse business or economic conditions, as individual industries have historically experienced to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Additionally, investors in the Fund who independently are also investors in Blackstone Clients may be subject to more concentration risk given the potential exposure to the same underlying deals through multiple avenues.

We may be subject to risks associated with our investments in the software industry.

The revenue, income (or losses) and valuations of software and other technology-related companies, including companies focused on the development of artificial intelligence, can and often do fluctuate suddenly and dramatically. While the continued expansion of such companies may present opportunities, it may also lead to inflated or unstainable valuations for certain companies, particularly in the absence of consistent revenue or profitability. If valuations are not supported by long-term fundamentals, a correction in the market could result in substantial losses for our investments in the software industry. This risk is heightened in an environment where market sentiment and investor enthusiasm for artificial intelligence-driven innovation may outpace actual business performance of certain software and other technology-related companies, potentially creating valuation bubbles that could burst with broader economic or market shifts. See “— Technological or other innovations and industry disruptions may negatively impact us and our portfolio companies” and “—We and our portfolio companies may experience risk related to the use of artificial intelligence.”

In addition, because of rapid technological change, the average selling prices of software products have historically decreased over their productive lives. As a result, the average selling prices of software offered by our portfolio companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any securities that we may hold. Additionally, companies operating in the software industry are subject to vigorous competition, changing technology, changing client and end-consumer needs, evolving industry standards and frequent introductions of new products and services. Our portfolio companies in the software industry could compete with companies that are larger and could be engaged in a greater range of businesses or have greater financial, technical, sales or other resources than our portfolio companies do. Our portfolio companies could lose market share if their competitors introduce or acquire new products that compete with their software and related services or add new features to existing products. Any deterioration in the results of our portfolio companies due to competition or otherwise could, in turn, materially adversely affect our business, financial condition and results of operations.

We may be subject to risks associated with our investments in the professional services industry.

Portfolio companies in the professional services sector are subject to many risks, including the negative impact of regulation, changing technology, a competitive marketplace and difficulty in obtaining financing. Portfolio companies in the professional services industry must respond quickly to technological changes and understand the impact of these changes on customers’ preferences. Adverse economic, business, or regulatory developments affecting the professional services sector could have a negative impact on the value of our investments in portfolio companies operating in this industry, and therefore could negatively impact our business and results of operations.

Our investments in the healthcare providers and services industry face considerable uncertainties.

The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules or changes in administration of such laws and rules could force our portfolio companies engaged in healthcare to change reserve levels or change how they do business, and could also restrict revenue, increase costs and impact liquidity.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

We will invest in operating entities, including insurance-related companies and their related entities.

Reinsurance occurs when insurance-related companies share risk by purchasing insurance contracts from other insurers or reinsurers, thus limiting the total claim amount the original insurer or reinsurer would be responsible for in connection with a liability. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is, among other things, for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

We will invest in operating entities, including insurance-related companies and their related entities. The Fund will be subject to the risks of these entities, including the risk that the insurance-related liabilities of our insurance-related portfolio entities exceed the value of its assets and the Fund will lose all or a portion of the principal it has invested in the insurance-related portfolio entity. These risks could stem from changes in the annuities or insurance policies that are reinsured by the insurance-related portfolio company, interest rate changes or changes in the value of the assets held by the insurance-related portfolio company (or the assets held by the Cedant (as defined herein)) against its liabilities. For example, if the obligations owed in respect of reinsured annuities grow at a higher rate than the insurance-related portfolio company’s assets, the insurance-related portfolio company may have poor returns, lose some or all of its capital reserves or be unable to meet its reinsurance obligations. There is no way to accurately predict material or adverse effects that may occur with respect to the insurance-related portfolio company’s assets or liabilities and because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.

Investing in large private U.S. borrowers may limit the Fund’s ability to achieve high growth rates during times of economic expansion.

Investing in originated assets made to large private U.S. borrowers may result in us underperforming in other segments of the market, particularly during times of economic expansion, because large private U.S. borrowers may be less responsive to competitive challenges and opportunities in the financial markets. As a result, our value may not rise at the same rate, if at all, as other funds that invest in smaller market capitalization companies that are more capable of responding to economic and industrial changes.

We are subject to risks associated with investing in portfolio companies that derive a significant portion of their revenue from government contracts.

Some of our portfolio companies may derive a significant portion of their revenues from government contracts. When such contracts with government entities expire, they may be opened for bidding by competing service providers, and there is no guarantee that our portfolio companies’ contracts will be renewed or extended. If, as a result of government budgetary cuts, any of our portfolio companies’ government contracts are terminated, not renewed, renewed on less favorable terms, or not renewed on a timely basis; if payments due to our portfolio companies under contracts with government entities are delayed due to administrative backlogs or budgetary constraints; or if any of our portfolio companies receive an adverse finding or review resulting from an audit or investigation, the stability and financial performance of these companies, including their ability to service or repay debt, could be materially and adversely impacted. As a result, any disruptions to these contracts may in turn negatively affect the value of our investments and our overall returns. Furthermore, a reduction in U.S. government contracting may limit investment opportunities and negatively impact our ability to generate expected returns.

Investing in private companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

These risks include that:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;

•

these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, Trustees and members of the Advisers may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.

We invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. Fourth, limited public information generally exists about private companies. Fifth, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Advisers to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Advisers typically assess an investment in a portfolio company based on the Advisers’ estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Advisers to make different investment decisions than they may have made with more complete information. These private companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

Our investments in securities or assets of publicly-traded companies are subject to the risks inherent in investing in public securities.

We may invest a portion of our portfolio in publicly-traded assets. For example, it is not expected that we will be able to negotiate additional financial covenants or other contractual rights, which we might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, we will be subject to U.S. federal and state securities laws, as well as non-U.S. securities laws, that may, among other things, restrict or prohibit our ability to make or sell an investment. Moreover, we may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, we may be limited in our ability to make investments and to sell existing investments in public securities because the Fund may be deemed to have material, non-public information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect our investment results. In addition, an investment may be sold by us to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up periods.

A lack of liquidity in certain of our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies or to fund our unfunded debt commitments.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase shares. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Our investments may include original issue discount and payment-in-kind instruments.

To the extent that we invest in original issue discount or payment-in-kind (“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•

the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

•

original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

•

an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Advisers’ future base management fees which, thus, increases the Advisers’ future income incentive fees at a compounding rate;

•

market prices of PIK instruments and other zero-coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero-coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•	even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•

for accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•

the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC; and

•	original issue discount may create a risk of non-refundable cash payments to the Advisers based on non-cash accruals that may never be realized.

We may enter into a TRS agreement that exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule 18f-4, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.

We may enter into repurchase agreements or reverse repurchase agreements.

Subject to our investment objectives and policies, we may invest in repurchase agreements as a buyer for investment and/or cash management purposes. Repurchase agreements typically involve the acquisition by us of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that we will sell the securities back to the institution at a fixed time in the future. We do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which we seek to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, we generally will seek to liquidate such collateral. However, the exercise of our right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, we could suffer a loss.

Subject to our investment objectives and policies, we invest in repurchase agreements as a seller, also known as a “reverse repurchase agreement.” Our use of reverse repurchase agreements involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements are generally invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to repurchase. In addition, there is a risk that the market value of the securities we retain may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, we may be worse off than if we had not used such instruments.

We may enter into securities lending agreements.

We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, is at or above 150% immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Advisers to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Advisers, as part of their responsibilities under the Advisory Agreements, will invest the Fund’s cash collateral in accordance with the Fund’s investment objectives and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received only in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.

Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives transactions, the Fund assumes the risks that these counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

The Advisers evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances. In addition, regulations that were adopted in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.

Certain categories of credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives are considered as part of the value at risk provisions of Rule 18f-4. See “Risk Factors—Risks Related to Debt Financing.”

We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in over-the-counter markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders. The Dodd-Frank Act could adversely impact an issuer’s ability to hedge risks associated with the Fund’s investments.

Price movements of forwards, futures, derivative contracts and other financial instruments in which the Fund’s assets may be invested can be highly volatile.

Price movements of forwards, futures, derivative contracts and other financial instruments in which the Fund’s assets may be invested can be highly volatile and are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene in certain markets, directly and by regulation, particularly in currencies, futures and options. Such intervention is often intended to directly influence prices and may, together with other factors, cause some or all of these markets to move rapidly in the same direction. The effect of such intervention is often heightened by a group of governments acting in concert.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Technological or other innovations and industry disruptions may negatively impact us and our portfolio companies.

Recent trends in the market generally, including technological developments in artificial intelligence, have disrupted the industry with technological or other innovations. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Fund and/ or its portfolio companies or alter the market practices that help frame its strategy. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments. Moreover, given the pace of innovation in recent years, the impact on a particular investment may not have been foreseeable at the time we made the investment. Furthermore, we could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

We and our portfolio companies may experience risk related to the use of artificial intelligence.

Technological developments in artificial intelligence, including machine learning technology and generative artificial intelligence (“AI Technology” and, collectively, “AI Technologies”) and their current and potential future applications, as well as the legal and regulatory frameworks within which they operate, are rapidly evolving. The full extent of current or future risks related thereto is not possible to predict and we and our portfolio companies may not be able to anticipate, prevent, mitigate or remediate all of the potential risks, challenges or impacts of such changes. Any of these technological innovations could result in harm to us, Blackstone, the Advisers or our portfolio companies; reduce demand for their products, services, software or technology offerings; significantly disrupt the markets in which they operate; and subject them to increased competition, including industry pricing or other competitive dynamics. These effects could materially and adversely affect their business, financial condition, results of operations and growth prospects, impact their valuations and ultimately have an adverse impact on us. Advancements in computing and AI Technologies, including efficiency improvements, without related increases in the adoption and development of such technologies, could also negatively impact demand for, and the valuation of, digital infrastructure assets of Blackstone, our affiliates, and our portfolio companies.

We, Blackstone, the Advisers and our portfolio companies avail ourselves/themselves of the benefits, insights and efficiencies that are available through the use of AI Technologies. While we, Blackstone, the Advisers, our affiliates and our portfolio companies have begun to deploy AI Technologies in a variety of ways, including in the evaluation and management of investments, legal and marketing compliance, customer engagement, content creation and rules-based operations (e.g., legal, accounting, and transaction processing), the long-term effectiveness and scalability of AI Technologies remain uncertain. In addition, the use of AI Technologies presents a number of risks that cannot be fully mitigated. For example, AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible or practicable to incorporate all relevant data into models that AI Technologies utilize to operate. Moreover, with the use of AI Technologies, there often exists a lack of transparency of how inputs are converted to outputs, and neither we, Blackstone, the Advisers nor our portfolio companies can fully validate this process and its accuracy. The accuracy of such inputs and the resulting impact on the results of AI Technologies cannot be verified and could result in a diminished quality of work product that includes or is derived from inaccurate or erroneous information. Further, inherent bias in the construction of AI Technologies can lead to a wide array of risks including but not limited to accuracy, efficacy and reputational harm. Therefore, it is expected that data in such models will contain a degree of inaccuracy and error, and potentially materially so, and that such data as well as algorithms in use could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI Technologies and could adversely impact us, Blackstone, the Advisers or our portfolio companies to the extent we/they rely on the work product of such AI Technologies. The volume and reliance on data and algorithms also make AI Technologies, and in turn us, Blackstone, the Advisers and our portfolio companies, more susceptible to cybersecurity threats, including the compromise of underlying models, training data, or other intellectual property. We, Blackstone, the Advisers and our portfolio companies could be exposed to risks to the extent third-party service providers, or any counterparties use AI Technologies in their business activities. At the same time, to the extent utilized by Blackstone or the Advisers, any interruption of access to or use of AI Technologies could impede the ability of us, Blackstone, the Advisers or our portfolio companies to generate information and analysis that could be beneficial to us/them and our/their business, financial condition and results of operations. AI Technologies will likely also be competitive with certain business activities or increase the obsolescence of certain organizations’ products or services, particularly as AI Technologies improve. This could also have an adverse impact on us, Blackstone, the Advisers or our portfolio companies.

AI Technologies can also be misused or misappropriated by third parties and/or employees of Blackstone, the Advisers or our portfolio companies. For example, there is a risk that a user will input confidential information, including material non-public information, or personal identifiable information, into AI Technologies applications, resulting in such information becoming part of a dataset that is accessible by other third-party AI Technologies applications and users including competitors of us, Blackstone, the Advisers or our portfolio companies. Moreover, we, Blackstone, the Advisers and our portfolio companies will not necessarily be in a position to control the manner in which third-party AI Technologies are developed or maintained or the manner in which third parties use AI Technologies to provide services, even where they have sought contractual protections. The use of AI Technologies, including potential inadvertent disclosure of confidential information or personal identifiable information, could also lead to legal and regulatory investigations and enforcement actions. Relatedly, we, Blackstone, the Advisers and our portfolio companies could be exposed to risks to the extent third-party service providers or any counterparties use AI Technologies in their business activities.

Blackstone expects to be involved in the collection of data and/or development of proprietary AI Technologies for Blackstone, the Advisers, the Fund, Other Clients and/or their portfolio companies. To this end, we can be expected to pay and bear certain expenses and fees associated with developing and maintaining such technology, including the costs of any professional service providers, subscriptions and related software and hardware, server infrastructure and hosting, and internal Blackstone expenses, fees, charges and/or related costs incurred, charged or specifically attributed or allocated (based on methodologies determined by Blackstone) to us, Blackstone, the Advisers or our portfolio companies or their affiliates in connection with such AI Technologies, and none of the fees, costs or expenses described above will reduce or offset the management fees.

Regulations related to AI Technologies could also impose certain obligations and costs related to monitoring and compliance. Regulators are increasing scrutiny of, and enacting or considering enacting regulations regarding, the use of AI Technologies, including the use of “big data,” diligence of data sets and oversight of data vendors. The use of AI Technologies by us, Blackstone, the Advisers or our portfolio companies may require compliance with legal and regulatory frameworks that are not fully developed or tested, and we, Blackstone, the Advisers or our portfolio companies may face litigation and regulatory actions related to the use or the engagement of vendors that use AI Technologies. In April 2023, the Federal Trade Commission, U.S. Department of Justice, Consumer Financial Protection Bureau, and U.S. Equal Employment Opportunity Commission released a joint statement on artificial intelligence demonstrating interest in monitoring the development and use of automated systems and enforcement of their respective laws and regulations. In October 2023, an executive order established new standards for AI safety and security. In addition to the U.S. regulatory framework, the E.U. adopted the Artificial Intelligence Act in 2024, which applies to certain AI Technologies and the data used to train, test and deploy them, which may create additional compliance burdens, higher administrative costs and significant penalties should we, Blackstone, the Advisers and our portfolio companies fail to comply or be perceived to fail to comply.

AI Technologies and their current and potential future applications including in the private investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

We may make investments related to data centers, which exposes us to related risks.

We may make investments in the data center industry, which exposes us to risks inherent in that sector. These risks include shifts in demand or consumer preferences, a decline in the broader technology industry—such as reduced use of mobile or web-based commerce, business layoffs or downsizing or business relocations—increased costs of complying with existing or new government regulations and other industry-specific factors. Additionally, a downturn in the data center market, such as oversupply or reduced demand for space, increased competition, the rapid development of new technologies or adoption of new industry standards or market devaluations, could render our portfolio companies’ current products, services or facilities obsolete or unmarketable, impair their ability to refinance existing private credit loans and restrict merger and acquisition activity in the data center industry. Any of these or other adverse conditions could negatively impact cash flows from our portfolio companies in the data center industry, which in turn could have a material adverse effect on us.

We may invest through various joint ventures.

From time to time, we may hold a portion of our investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including risks similar to those associated with a direct investment in a portfolio company, the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with those of the Fund, the risk that a joint venture partner may be in a position to take action contrary to the Fund’s objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. Our ability to exercise control or significant influence over management in these cooperative efforts will depend upon the nature of the joint venture arrangement, and certain joint venture arrangements may pose risks of impasse if no single party controls the joint venture, including the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners. In addition, we may, in certain cases, be liable for actions of our joint venture partners. The joint ventures in which we participate may sometimes be allocated investment opportunities that might have otherwise gone entirely to the Fund, which may reduce our return on equity. Additionally, our joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged. Such leverage would not count toward the investment limits imposed on us by the 1940 Act. If an investment in an unconsolidated joint venture were to be consolidated for any reason, the leverage of such joint venture could impact our ability to maintain the minimum coverage ratio of total assets to total borrowings and other senior securities required under the 1940 Act, which have an effect on our operations and investment activities. See “ —When we use leverage, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Leverage may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.”

We are subject to risks associated with investing alongside other third parties.

We may invest in joint ventures alongside third parties through joint ventures, partnerships or other entities in the future. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with ours, or may be in a position to take action contrary to our investment objectives. In addition, we may in certain circumstances be liable for actions of such third party.

More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party may take actions that are inconsistent with our interests. For example, the third party may decline to approve an investment for the joint venture that we otherwise want the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating our total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the 1940 Act. If the activities of the joint venture were required to be consolidated with our activities because of a change in GAAP rules or SEC staff interpretations, it is likely that we would have to reorganize any such joint venture.

We may syndicate co-investment opportunities, which may be costly.

From time to time, we may make an investment with the expectation of offering a portion of its interests therein as a co-investment opportunity to third-party investors. There can be no assurance that we will be successful in syndicating any such co-investment, in whole or in part, that the closing of such co-investment will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by us with respect to any such syndication will not be substantial. In the event that we are not successful in syndicating any such co-investment, in whole or in part, we may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors as originally anticipated could significantly reduce our overall investment returns.

We are subject to risks associated with industry classification of investments.

We determine the industry classifications for our investments by applying the sector and industry classifications of the Global Industry Classification Standard (“GICS®”) developed by MSCI Inc. In applying the GICS® methodology, we take into account a variety of factors, including the source of the issuer’s revenues, other recognized market indexes or rating group indexes and/or other factors that the Adviser deems relevant. The ultimate GICS® Level 3 industry classification we use for an issuer is subject to discretion on the part of the Adviser. In addition, industry classifications may change over time as an issuer’s business evolves. Other funds or advisers may utilize classification methodologies other than GICS®. In addition, the Adviser may classify an issuer differently than, and may (or may not) change an issuer’s classification at the same time as, other funds or advisers.

We may use a wide range of investment techniques that could expose us to a diverse range of risks.

The Advisers may employ investment techniques or invest in instruments that they believe will help achieve our investment objectives, whether or not such investment techniques or instruments are specifically defined herein, so long as such investments are consistent with our investment strategies and objectives and subject to applicable law. Such investment techniques or instruments may not be thoroughly tested in the market before being employed and may have operational or theoretical shortcomings which could result in unsuccessful investments and, ultimately, losses to us. In addition, any such investment technique or instrument may be more speculative than other investment techniques or instruments specifically described herein and may involve material and unanticipated risks. There can be no assurance that the Advisers will be successful in implementing any such investment technique. Furthermore, the diversification and type of investments may differ substantially from our prior investments.

We may invest (including in “equity” or residual tranches) in asset backed securities (“ABS”) and other securitizations.

We may invest (including in “equity” or residual tranches) in ABS and other securitizations, which are generally limited recourse obligations of a special purpose vehicle issuer of such instruments (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof. Consequently, holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. The Securitization Assets may include, without limitation, broadly-syndicated leveraged loans, middle-market bank loans, collateralized debt obligation debt tranches, trust preferred securities, insurance surplus notes, ABS, consumer loans, other receivables, mortgages, real estate investment trusts, high yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

The investment characteristics of ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time.

The collateral supporting ABS is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an ABS is affected by changes in the market’s perception of the asset backing the ABS and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

The value of ABS, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of unpredictable factors, including the anticipated rate of prepayment of the underlying assets, and are therefore subject to the risk that the ABS will lose value. ABS are also subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.

Holders of ABS bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.

Market risk arises from the cash flow characteristics of the ABS, which for most ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.

Interest rate risk arises for the issuer from (x) the pricing terms on the underlying collateral, (y) the terms of the interest rate paid to holders of the ABS and (z) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the ABS, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of non-standard receivables or receivables originated by private retailers who collect many of the payments at their stores.

Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows.

In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities in an ABS issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.

Another risk associated with ABS is that the collateral that secures an ABS, such as credit card receivables, could be unsecured. In the case of credit card receivables, debtors are additionally entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. For ABS that are backed by automobile receivables, such ABS pose a risk because most issuers of such ABS permit the servicers to retain possession of the underlying obligations. Because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS potentially will not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. As the foregoing shows, an underlying risk of investing in ABS is the dependence on debtors to timely pay their consumer loans.

In the case of ABS structured using Securitization Vehicles, Securitization Assets are typically actively managed by an investment manager, which may be the Advisers or their affiliates, and as a result, the Securitization Assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on these equity securities will depend in part upon the ability of each such investment manager to actively manage the related portfolio of Securitization Assets.

The Fund’s investment strategies with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or through an asset backed security) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” prices. Purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Advisers.

We may invest in significant risk transfer securities, or other similar synthetic instruments, issued by banks or other financial institutions.

Significant risk transfer (“SRT”) securities, or other similar synthetic instruments, typically enable a bank, other financial institution or issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as us, and are subject to, among other risks, the credit risks associated with the applicable reference assets. In connection with an investment in SRT securities or other similar synthetic instruments, we may have a contractual relationship only with the counterparty of such synthetic instrument, and not with the reference obligor of the reference asset. Accordingly, we generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will we have any rights of setoff against the reference obligor or rights with respect to the reference asset. We will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. SRT transactions are typically linked to a first-loss or mezzanine tranche of a larger portfolio; accordingly, an exposure to that portfolio would be leveraged.

The Fund or its portfolio companies may utilize regulatory capital trades by taking on the risks associated with potential bank losses in exchange for a fee. After engaging in such a trade, in the event of a default, the Fund or its portfolio companies could lose some or all of its investments. The risk remains the same even if the bank involved in the relevant trade is insured.

Risks Related to the Advisers and Their Affiliates

The Advisers and their affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

The Adviser and its affiliates receive substantial fees from us, and the Sub-Adviser receives a sub-advisory fee that will be paid by the Adviser out of its own advisory fees, in return for their services, and these fees could influence the advice provided to us. We pay to the Adviser an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first calendar day of the month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns. See “Potential Conflicts of Interest.”

We may be obligated to pay the Adviser, and the Adviser may be obligated to pay the Sub-Adviser, incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles the Adviser, and the Sub-Advisory Agreement entitles the Sub-Adviser, to receive Pre-Incentive Fee Net Investment Income Returns regardless of any capital losses. In such case, we may be required to pay the Adviser, and the Adviser may be obligated to pay the Sub-Adviser, incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

In addition, any Pre-Incentive Fee Net Investment Income Returns may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

There may be conflicts of interest related to obligations that the Advisers’ senior management and investment team have to Other Clients.

The members of the senior management and investment team of the Advisers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to Other Clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we will rely on the Advisers to manage our day-to-day activities and to implement our investment strategy. The Advisers and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, the Advisers, their officers and employees and certain of their affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of their affiliated equipment funds. The Advisers and their officers and employees will devote only as much of their time to our business as the Advisers and their officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

We rely, in part, on the Advisers to assist with identifying investment opportunities and making investment recommendations. The Advisers and their affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisers, their affiliates and their respective officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of the Advisers and their affiliates in a manner that the Advisers deem necessary and appropriate consistent with their fiduciary duties and the 1940 Act. See “Potential Conflicts of Interest.”

The time and resources that individuals employed by the Advisers devote to us may be diverted and we may face additional competition due to the fact that individuals employed by the Advisers are not prohibited from raising money for or managing other entities that make the same types of investments that we target.

The Advisers and individuals employed by the Advisers are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may participate in certain transactions originated by Blackstone, the Advisers or their affiliates under our exemptive relief from the SEC that allows us to engage in co-investment transactions with Blackstone, the Advisers and their respective affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require Blackstone, the Advisers and certain of their affiliates to adopt policies designed to ensure that we receive a fair and equitable opportunity to participate in potential co-investment opportunities, the Advisers may determine that we will not participate in certain transactions that they, Blackstone or their affiliates originate, or we may not be offered the opportunity to participate at all if the opportunity is outside of our Core Mandate. Affiliates of the Advisers, whose primary business includes the origination of investments or investing in non-originated assets, engage in investment advisory business with accounts that compete with us. See “Potential Conflicts of Interest.”

Our equity or debt securities may be purchased by the Advisers or their affiliates.

Affiliates of the Advisers have purchased, and in the future expect to purchase, our equity or debt securities. The Advisers and their affiliates will not acquire our equity securities with the intention to resell or re-distribute such shares but may do so with respect to our debt securities. The purchase of such securities by the Advisers and their affiliates could create certain risks, including, but not limited to, the following:

•	the Advisers and their affiliates may have an interest in disposing of our securities at an earlier date so as to recover their investment in our securities;

•

substantial purchases of our securities by the Advisers and their affiliates may limit the Advisers’ ability to fulfill any financial obligations that they may have to us or incurred on our behalf; and

•	potential conflicts of interest, including related to the exercise of voting, consent or similar rights under our equity or debt securities.

The Advisers rely on key personnel, the loss of any of whom could impair its ability to successfully manage us.

Our future success depends, to a significant extent, on the continued services of the officers and employees of the Advisers or their affiliates. The loss of services of one or more members of the Advisers’ management team, including members of the Advisers’ investment committee (the “Investment Committee”), could adversely affect our financial condition, business and results of operations. The Advisers do not have an employment agreement with any of these key personnel and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or the Advisers. Further, we do not intend to separately maintain key person life insurance on any of these individuals.

We depend on the Advisers to select our investments and otherwise conduct our business, and any material adverse change in its financial condition or our relationship with the Advisers could have a material adverse effect on our business and ability to achieve our investment objectives.

Our success is dependent upon our relationship with, and the performance of, the Advisers in the acquisition and management of our portfolio investments, and our corporate operations, as well as the persons and firms the Advisers retain to provide services on our behalf. The Advisers may suffer or become distracted by adverse financial or operational problems in connection with Blackstone’s business and activities unrelated to us and over which we have no control. Should the Advisers fail to allocate sufficient resources to perform their responsibilities to us for any reason, we may be unable to achieve our investment objectives or to pay distributions to our shareholders.

The Intermediary Manager’s influence on the offering of our Common Shares gives it the ability to increase the fees payable to the Adviser.

The Adviser is paid a base management fee calculated as a percentage of our net assets and unrelated to net income or any other performance base or measure. The Intermediary Manager, an affiliate of the Adviser, will be incentivized to raise more proceeds in our offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the base management fee payable to the Adviser. In addition, the Intermediary Manager may engage participating brokers in connection with the sale of Common Shares as part of our continuous offering. The Advisers and their affiliates, out of their own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain financial intermediaries in connection with the sale and servicing of Common Shares. As a result, the amount of compensation that a financial intermediary may receive in connection with the sale and servicing of Common Shares may be greater than the compensation it may receive for the distribution of other investment products.

There may be trademark risk, as we do not own the Blackstone name.

We do not own the Blackstone name, but we are permitted to use it as part of our corporate name pursuant to the Investment Advisory Agreement. Use of the name by other parties or the termination of the Investment Advisory Agreement may harm our business.

We may be subject to additional potential conflicts of interests as a consequence of Blackstone’s status as a public company.

As a consequence of Blackstone’s status as a public company, our officers and Trustees, and the employees of the Advisers may take into account certain considerations and other factors in connection with the management of the business and affairs of us and our affiliates that would not necessarily be taken into account if Blackstone were not a public company.

Risks Related to BDCs

The requirement that we invest a sufficient portion of our assets in Qualifying Assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in Qualifying Assets could result in our failure to maintain our status as a BDC.

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act described as “qualifying” assets (“Qualifying Assets”) unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are Qualifying Assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not Qualifying Assets. Conversely, if we fail to invest a sufficient portion of our assets in Qualifying Assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end management investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of meeting the annual distribution requirement to qualify for taxation as a RIC under the Code, we may need to periodically access the capital markets to raise cash in order to fund new investments. We may issue “senior securities,” as defined under the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage meets the threshold set forth in the 1940 Act immediately after each such issuance. The 1940 Act currently requires an asset coverage of at least 150% (i.e., the amount of debt may not exceed two-thirds of the value of our assets). Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately-owned competitors, which may lead to greater shareholder dilution.

For U.S. federal income tax purposes, we are required to recognize taxable income (which may include deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income in order to avoid corporate income tax as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to eliminate any corporate income tax as a RIC under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not meet the distribution requirements prescribed by the Code for a RIC and as such may become subject to corporate income tax.

We borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could result in a corporate income tax to the Fund. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our Common Shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the current NAV of our Common Shares if our Board of Trustees, including our Independent Trustees, determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, as well as those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of our Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Trustees. However, we may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Advisers between our interests and the interests of such affiliate, in that the ability of the Advisers to recommend actions in our best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments) with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, Trustees, Advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Advisers, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We have obtained exemptive relief from the SEC that allows us to engage in co-investment transactions with Blackstone, the Advisers and their respective affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require Blackstone, the Advisers and certain of their affiliates to adopt policies designed to ensure that we receive a fair and equitable opportunity to participate in potential co-investment opportunities, the Advisers may determine that we will not participate in certain transactions that they, Blackstone or their affiliates originate, or we may not be offered the opportunity to participate at all if the opportunity is outside of our Core Mandate.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of Common Shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to create and maintain a broad portfolio of investments and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified investment company, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code.

Risks Related to Debt Financing

When we use leverage, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Leverage may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. When we use leverage to partially finance our investments through borrowing from banks and other lenders, shareholders will experience increased risks of investing in our Common Shares. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares. Currently, the Fund has no intention to issue preferred shares. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not used leverage. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser. The Fund’s leverage strategy may not work as planned or achieve its goal.

We use and intend to continue to use leverage to finance our investments. The amount of leverage that we employ will depend on the Advisers’ and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to shareholders may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board of Trustees, a majority of whom are Independent Trustees with no material interests in such transactions.

The Fund may also enter into reverse repurchase agreements. Transactions under such agreements constitute leverage. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, the use of such leverage transactions may increase fluctuations in the market value of the Fund’s assets compared to what would occur without the use of such transactions. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, transacting under such agreement will lower the Fund’s yield.

Although leverage has the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings and reverse repurchase agreements or similar arrangements in which the Fund may engage may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such transactions may provide that during the continuance of a default under such arrangement, the interests of the holders of Common Shares may be subordinated to the interests of the Fund’s lenders or debt holders.

Our credit facilities and unsecured notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our tax treatment as a RIC under the Code. A failure to renew our facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition, results of operations and/or liquidity.

See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our annual report on Form 10-K for the fiscal year ended December 31, 2025 for more information regarding our borrowings.

We may default under our credit facilities.

In the event we default under our credit facilities or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our current or future credit ratings may not reflect all risks of an investment in our debt securities.

Any current or future credit ratings of us are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our current or future credit ratings will generally affect the market value of our debt securities. Our current or future credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

The Notes present other risks to holders of our Common Shares, including the possibility that such Notes could discourage an acquisition of us by a third party.

Certain provisions of the Fund’s outstanding notes (the “Notes”) could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Notes may have the right, at their option, to require us to repurchase all of their Notes or any portion of the principal amount of such Notes. These provisions could discourage an acquisition of us by a third party.

Failure to refinance our existing Notes could have a material adverse effect on our results of operations and financial position.

The Notes issued by us will mature at various dates in the future. If we are unable to refinance the Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional Common Shares or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position.

The trading market or market value of our issued debt securities may fluctuate.

Our issued debt securities may or may not have an established trading market. We cannot assure our noteholders that a trading market for our issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

Our noteholders should also be aware that there may be a limited number of buyers when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect our noteholders’ return on any debt securities that we may issue.

If our noteholders’ debt securities are redeemable at our option, we may choose to redeem their debt securities at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if our noteholders’ debt securities are subject to mandatory redemption, we may be required to redeem their debt securities also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, our noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.

If we issue preferred shares or convertible debt securities, the NAV of our Common Shares may become more volatile.

We cannot assure you that the issuance of preferred shares and/or convertible debt securities would result in a higher yield or return to the holders of our Common Shares. The issuance of preferred shares or convertible debt would likely cause the NAV of our Common Shares to become more volatile. If the dividend rate on the preferred shares, or the interest rate on the convertible debt securities, were to approach the net rate of return on our investment portfolio, the benefit of such leverage to the holders of our Common Shares would be reduced. If the dividend rate on the preferred shares, or the interest rate on the convertible debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of Common Shares than if we had not issued the preferred shares or convertible debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our Common Shares. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our Common Shares than if we were not leveraged through the issuance of preferred shares or debt securities.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios, which may be required by the preferred shares or convertible debt, or our current investment income might not be sufficient to meet the dividend requirements on the preferred shares or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the preferred shares or convertible debt. In addition, we would pay (and the holders of our Common Shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, debt securities, convertible debt, or any combination of these securities. Holders of preferred shares or convertible debt may have different interests than holders of Common Shares and may at times have disproportionate influence over our affairs.

Holders of any preferred shares that we may issue will have the right to elect certain members of our Board of Trustees and have class voting rights on certain matters.

The 1940 Act requires that holders of preferred shares must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if dividends on such preferred shares are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred shareholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our Common Shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.

Provisions in a credit facility may limit our investment discretion.

A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by the Fund, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.

In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.

In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.

The following table illustrates the effect of leverage on returns from an investment in our Common Shares assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholder(1)	(22.65)%	(13.62)%	(4.59)%	4.44%	13.48%

(1)

Based on (i) $86.0 billion in total assets as of December 31, 2025, (ii) $35.1 billion in outstanding indebtedness, at par, as of December 31, 2025, (iii) $47.6 billion in net assets as of December 31, 2025 and (iv) the weighted average all-in cost of debt (including unused fees, amortization of debt issuance costs (including premiums and discounts), and the impact of the application of hedge accounting) of 6.22% as of December 31, 2025.

Based on an outstanding indebtedness, at par, of $35.1 billion as of December 31, 2025 and the weighted average all-in cost of debt (including unused fees, amortization of debt issuance costs (including premiums and discounts), and the impact of the application of hedge accounting), of 6.22% as of that date, our investment portfolio at fair value would have had to produce an annual return of approximately 2.54% to cover annual interest payments on the outstanding debt. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our annual report on Form 10-K for the fiscal year ended December 31, 2025 for more information regarding our borrowings.

Changes in interest rates may affect our cost of capital and net investment income.

Since we use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Compliance with SEC Rule 18f-4 governing derivatives and use of leverage may limit our investment discretion.

Among other things, Rule 18f-4 under the 1940 Act, eliminates the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Rule 18f-4 also limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Fund, however, would not be subject to the full requirements of Rule 18f-4. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule 18f-4 may limit our ability to use derivatives and/or enter into certain other financial contracts.

We have formed CLOs, and may form additional CLOs in the future, which may subject us to certain structured financing risks.

To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. Depending on how these CLOs are structured, an interest in any such CLO held by us may be considered a “non-qualifying” portfolio investment for purposes of the 1940 Act.

For the CLOs we create we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC tax treatment, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our RIC tax treatment, which would have a material adverse effect on an investment in the Common Shares.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrowers, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The manager for a CLO that we create may be the Fund, the Advisers or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Advisers or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate the Advisers or the affiliate for such services, we, the Advisers or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its shareholders) or any affiliate.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to maintain RIC tax treatment under Subchapter M of the Code or to satisfy RIC distribution requirements.

To qualify for and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. If we do not qualify for or maintain our RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Furthermore, we have elected to amortize market discount and include such amounts in our taxable income on a current basis, instead of upon disposition of the applicable debt obligation.

Because any original issue discount, market discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.

Some of our investments may be subject to corporate-level income tax.

We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to U.S. federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

Our portfolio investments may present special tax issues.

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our Common Shares or the value or the resale potential of our investments.

Risks Related to an Investment in the Common Shares

We may have difficulty paying distributions and the tax character of any distributions is uncertain.

We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the Board of Trustees in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, if we enter into a credit facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.

Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a shareholder’s tax basis in the Common Shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such Common Shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from borrowings or sources other than net investment income in anticipation of future cash flow, which could constitute a return of shareholders’ capital and will lower such shareholders’ tax basis in our Common Shares, which may result in increased tax liability to shareholders when they sell such Common Shares.

An investment in our Common Shares will have limited liquidity.

Our Common Shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our Common Shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our Common Shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their Common Shares. Shareholders must be prepared to bear the economic risk of an investment in our Common Shares for an extended period of time.

Special considerations for certain benefit plan investors.

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, if any class of the Common Shares were not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to prohibit “benefit plan investors” from acquiring Common Shares that are part of a class of Common Shares which are not considered “publicly-offered securities.” As of the date of this registration statement, we believe all classes of Common Shares that are currently outstanding are “publicly-offered securities” for purposes of the Plan Asset Regulations.

If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any shareholder that is a “benefit plan investor” under the Plan Asset Regulations (a “Benefit Plan Investor”), this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Advisers and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a Benefit Plan Investor who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Advisers. With respect to a Benefit Plan Investor that is an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

For any class of Common Shares deemed not to be “publicly traded securities” within the meaning of the Plan Asset Regulations, we have the power to (a) exclude any shareholder or potential shareholder from purchasing such class of Common Shares; (b) prohibit any redemption of such class of Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

No shareholder approval is required for certain mergers.

The Independent Trustees of our Board of Trustees may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the 1940 Act, such mergers will not require shareholder approval so you will not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund. These mergers may involve funds managed by affiliates of Blackstone Credit & Insurance. The Independent Trustees may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining Board of Trustees control in the face of dissident shareholders.

Shareholders may experience dilution.

All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our Common Shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

Holders of our Common Shares will not have preemptive rights to any shares we issue in the future. Our Declaration of Trust allows us to issue an unlimited number of Common Shares. After you purchase Common Shares in the offering, our Board of Trustees may elect, without shareholder approval, to: (1) sell additional Common Shares in this or future public offerings; (2) issue Common Shares or interests in any of our subsidiaries in private offerings; (3) issue Common Shares upon the exercise of the options we may grant to our independent directors or future employees; or (4) subject to applicable law, issue Common Shares in payment of an outstanding obligation to pay fees for services rendered to us. To the extent we issue additional Common Shares after your purchase in the offering, your percentage ownership interest in us will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of our Common Shares or their interests in the underlying assets held by our subsidiaries.

Investing in our Common Shares involves a high degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our Common Shares may not be suitable for someone with lower risk tolerance.

The NAV of our Common Shares may fluctuate significantly.

The NAV and liquidity, if any, of the market for our Common Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or shareholders;

•	departure of either of the Advisers or certain of their respective key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Events that may cause our shareholders to request that we repurchase their Common Shares may materially adversely affect our cash flow, results of operations, financial condition and our ability to issue debt.

Events affecting economic conditions in the U.S. and/or elsewhere or globally, such as the general negative performance of the credit sector (including as a result of inflation or higher interest rates), actual or perceived instability in the U.S. banking system, or market volatility (including as a result of the ongoing conflicts in Ukraine and Iran and escalating conflicts in other parts of the Middle East), extreme weather events (including climate change, hurricanes, wild fires, earthquakes and floods) or the spread of infectious illness, pandemics or other public health emergencies, could cause our shareholders to seek the repurchase of their Common Shares pursuant to our share repurchase program at a time when such events are adversely affecting the performance of our assets and the broader bond market. If we receive an increased volume of repurchase requests during a given quarter and elect to satisfy all such requests, our cash flow and liquidity could be materially adversely affected. An increased volume of repurchase requests could negatively impact our debt issuance activities, including our ability to issue debt, and could lead to increased borrowing costs. In addition, if we determine to sell assets to satisfy repurchase requests, we may not be able to realize the return on such assets that we may have been able to achieve had we sold at a more favorable time, and our results of operations and financial condition could be materially adversely affected.

In addition, the private credit market has faced heightened scrutiny and growing negative sentiment in recent periods, driven by concerns over liquidity, concentration risk and valuation uncertainty, which may further increase the volume of repurchase requests the Fund receives. Shareholders have sought, and may continue to seek, and certain financial intermediaries have recommended, and may continue to recommend to their clients, the repurchase of some or all of the Common Shares that they hold. A significant volume of repurchase requests in a given period, can cause requests to exceed the amount we offer to repurchase each quarter under our share repurchase program, resulting in less than the full amount of repurchase requests being satisfied in such period (including relative to our quarterly repurchase target amount). See “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Share Repurchase Program” in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

USE OF PROCEEDS

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase program. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering. For additional information on our debt obligations, see “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 7. Borrowings” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 60 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

We estimate that we will incur approximately $38.8 million of offering expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.09% of the gross proceeds, assuming maximum gross proceeds of $45,000,000,000. Any reimbursements will not exceed actual expenses incurred by the Advisers and their affiliates.

The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of Common Shares registered in this offering, or 1,860,272,840 Common Shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our Common Shares and the actual number of Common Shares we sell in this offering. The table below assumes that Common Shares are sold at the offering price as of March 31, 2026 of $ 24.19 per share. Such amount is subject to increase or decrease based upon our NAV per share.

The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $45,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class I shares, 1/3 of our gross offering proceeds are from the sale of Class S shares and 1/3 of our gross offering proceeds are from the sale of Class D shares. The number of shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $15,000,000,000 in Class I Shares
Gross Proceeds(1)	$15,000,000,000	100.00%
Upfront Sales Load(2)	—	—
Organization and Offering Expenses(3)	12,942,591	0.09

Net Proceeds Available for Investment	$14,987,057,409	99.91%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $15,000,000,000 in Class S Shares
Gross Proceeds(1)	$15,000,000,000	100.00%
Upfront Sales Load(2)	—	—
Organization and Offering Expenses(3)	12,942,591	0.09

Net Proceeds Available for Investment	$14,987,057,409	99.91%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $15,000,000,000 in Class D Shares
Gross Proceeds(1)	$15,000,000,000	100.00%
Upfront Sales Load(2)	—	—
Organization and Offering Expenses(3)	12,942,591	0.09

Net Proceeds Available for Investment	$14,897,057,409	99.91%

(1)

We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)

No upfront sales load will be paid with respect to Class I shares, Class S shares or Class D shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares. We will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to FINRA limitations on underwriting compensation: (a) for Class S shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its

Distribution and Servicing Plan. The total amount that will be paid over time for shareholder servicing and/or distribution fees depends on the average length of time for which Common Shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of Common Shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the Common Shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such Common Shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/ or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the Common Shares in a shareholder’s account will be allocated among each Common Share such that the compensation paid with respect to each individual Common Share will not exceed 10% of the offering price of such Common Share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.
(3)

The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The discussion and analysis of our financial condition and results of operations should be read in conjunction with “Financial Highlights” and our consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements, which relate to future events or the future performance or financial condition of the Fund and involves numerous risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of uncertainties, risk and assumptions associated with these statements.

Overview and Investment Framework

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on February 11, 2020, we are externally managed by the Advisers, which are responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Advisers are registered as investment advisers with the SEC. We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code.

Under the Investment Advisory Agreement, we have agreed to pay the Adviser an annual management fee as well as an incentive fee based on our investment performance. The sub-advisory fees payable to the Sub-Adviser under the Sub-Advisory Agreement will be paid by the Adviser out of its own advisory fees rather than paid separately by us. Also, under the Administration Agreement, we have agreed to reimburse the Administrator for the allocable portion of certain expenses incurred by the Administrators in performing their obligations under the Administration Agreements, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). If we change our 80% test, we will provide shareholders with at least 60 days’ notice of such change. Under normal circumstances, we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through Private Credit. In limited instances, we may retain the “last out” portion of a first lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position. To a lesser extent, we will also invest in publicly traded securities of large corporate issuers. We expect that such investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

Most of our investments are in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies), we also expect to invest to some extent in European and other non-U.S. companies, but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit & Insurance funds. We generally will co-invest with other Blackstone Credit & Insurance funds.

Key Components of Our Results of Operations

Investments

We focus primarily on loans and securities, including syndicated loans, of private U.S. companies. Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to private companies, the level of merger and acquisition activity for such companies, the general economic environment, trading prices of loans and other securities and the competitive environment for the types of investments we make.

Revenues

We generate revenues in the form of interest income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities and on our equity interests in joint ventures is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

In addition, we generate revenue in the form of commitment, loan origination, structuring or diligence fees, fees for providing managerial assistance to our portfolio companies, and possibly consulting fees.

Expenses

Except as specifically provided below, all investment professionals and staff of the Advisers, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Advisers. We bear all other costs and expenses of our operations, administration and transactions, including (a) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (b) our allocable portion of compensation and other expenses incurred by the Administrators in performing their administrative obligations under the Administration Agreements, including: (i) our chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals (including information technology professionals) at the Administrators that perform duties for us; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in the Advisory Agreements and the Administration Agreements; and (c) all other expenses of our operations, administrations and transactions.

From time to time, the Advisers, the Administrators or their respective affiliates may pay third-party providers of goods or services on our behalf. We will reimburse the Adviser, the Administrator or such affiliates thereof, the Adviser will reimburse the Sub-Adviser, the Administrator or such affiliates thereof, and the Administrator will reimburse the Sub-Administrator or such affiliates thereof, in each case, for any such amounts paid on our behalf. From time to time, the Advisers or the Administrators may defer or waive fees or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.

Expense Support and Conditional Reimbursement Agreement

We have entered into the Expense Support Agreement with the Sub-Adviser. For additional information, see “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3.

Fees, Expenses, Agreements and Related Party Transactions” in our annual report on Form 10-K for the fiscal year ended December 31, 2025 and “Advisory Agreements and Administration Agreements” herein.

Portfolio and Investment Activity

For the year ended December 31, 2025, we made $30,088.4 million aggregate principal amount of new investment commitments ($8,217.4 million of which remained unfunded as of December 31, 2025), $26,863.3 million of which was first lien debt, $722.9 million of which was second lien debt, $35.0 million of which was unsecured debt, $147.4 million of which was structured finance debt obligations, $337.6 million of which was structured finance equity obligations and $1,982.2 million of which was equity and other.

Our investment activity is presented below (information presented herein is at amortized cost unless otherwise indicated) (dollar amounts in thousands):

	As of and for the year ended December 31,
	2025	2024	2023
Investments:
Total investments, beginning of period	$68,985,671	$51,021,723	$49,935,296
New investments purchased	25,695,748	25,250,002	7,536,897
Payment-in-kind interest capitalized	459,798	366,024	236,822
Net accretion of discount on investments	264,926	215,203	172,875
Net realized gain (loss) on investments	(201,758)	(176,654)	(308,564)
Investments sold or repaid	(12,288,144)	(7,690,627)	(6,551,603)

Total investments, end of period	$82,916,241	$68,985,671	$51,021,723

Amount of investments funded at principal:
First lien debt	$23,096,521	$22,756,183	$7,482,700
Second lien debt	758,658	1,664,474	85,438
Unsecured debt	35,000	159,976	18,733
Structured finance obligations -debt instruments	147,377	255,007	67,540
Structured finance obligations - equity instruments	285,198	185,530	—
Equity and Other	1,651,281	466,140	88,964

Total	$25,974,035	$25,487,310	$7,743,375

Proceeds from investments sold or repaid:
First lien debt	$(11,488,771)	$(6,680,425)	$(6,064,022)
Second lien debt	(322,968)	(670,943)	(256,812)
Unsecured debt	(9,409)	—	(14,616)
Structured finance obligations - debt instruments	(228,957)	(115,749)	(31,728)
Structured finance obligations - equity instruments	(39,648)	(20,575)	—
Equity and Other	(198,391)	(202,935)	(184,425)

Total	$(12,288,144)	$(7,690,627)	$(6,551,603)

	As of December 31,
	2025	2024	2023
Number of portfolio companies	700	603	503
Weighted average yield on performing debt and income producing investments, at amortized cost (1)(2)	9.2%	10.1%	11.7%
Weighted average yield on performing debt and income producing investments, at fair value (1)(2)	9.3%	10.2%	11.8%
Average loan to value (LTV) (3)	45.9%	42.8%	43.7%
Percentage of performing debt investments bearing a floating rate (4)	99.7%	99.7%	99.9%
Percentage of assets on non-accrual, at amortized cost (5)	0.6%	0.5%	0.1%

(1)

Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or amortized cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

(2)

As of December 31, 2025, 2024 and 2023, the weighted average total portfolio yield at amortized cost was 9.1%, 9.5% and 11.0%, respectively. As of December 31, 2025, 2024 and 2023, the weighted average total portfolio yield at fair value was 9.2%, 9.6% and 11.1%, respectively.

(3)

Includes all debt investments for which fair value is determined by our Board in conjunction with a third-party valuation firm and excludes quoted investments and asset-based investments. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recent quarter-end.

(4)

As a percentage of total fair value of performing debt investments. As of December 31, 2025, 2024 and 2023, performing debt investments bearing a floating rate represented 95.3%, 97.2% and 98.1%, respectively, of total investments at fair value (excluding investments in joint ventures).

(5)

As a percentage of total amortized cost of investments (excluding investments in joint ventures). Investments on non-accrual represented 0.4%, 0.2% and less than 0.1% of total investments at fair value (excluding investments in joint ventures) as of December 31, 2025, 2024 and 2023, respectively.

As of December 31, 2025 and 2024, our portfolio companies had a weighted average annual EBITDA of $264 million and $234 million, respectively. These calculations include all debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted investments and asset-backed investments. Amounts are weighted based on the fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by us, and may reflect a normalized or adjusted amount. Accordingly, we make no representation or warranty in respect of this information.

For additional information on our investments, see “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 4. Investments” in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

BCRED Emerald JV LP

BCRED Emerald JV LP (“Emerald JV”), a Delaware limited partnership, was formed as a joint venture between the Fund and a large North American pension fund (the “Emerald JV Partner”), commenced operations on January 19, 2022 and operates under a limited partnership agreement. The Emerald JV’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans.

As of December 31, 2025, the Fund and the Emerald JV Partner committed to contribute up to $2,250.0 million and $750.0 million, of capital, respectively, to the Emerald JV. As of December 31, 2025, the Fund had contributed (net of returns of capital) $1,815.0 million and the Emerald JV Partner had contributed (net of returns of capital) $605.0 million and $435.0 million of capital remained uncalled from the Fund and $145.0 million of capital remained uncalled from the Emerald JV Partner. The Fund and the Emerald JV Partner own 75% and 25%, respectively, of the equity ownership interests of the Emerald JV. The Fund and the Emerald JV Partner, through their joint control of the Emerald JV’s general partner, have equal control of the Emerald JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Fund and the Emerald JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Emerald JV must be approved by the Emerald JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Fund and the Emerald JV Partner. The Fund does not consolidate the Emerald JV.

The following table is a summary of Emerald JV’s portfolio as of December 31, 2025, December 31, 2024 and December 31, 2023:

	December 31, 2025	December 31, 2024	December 31, 2023
Total investments, at fair value	$6,496,980	$5,647,024	$5,325,685
Total senior secured debt investments, at fair value	$6,471,011	$5,544,430	$5,187,161
Number of portfolio companies	361	275	272
Weighted average yield on performing debt and income producing investments, at amortized cost (1)(2)	8.2%	9.0%	11.4%
Weighted average yield on performing debt and income producing investments, at fair value (1)(2)	8.4%	9.2%	11.5%
Percentage of performing debt investments bearing a floating rate (3)	99.9%	99.9%	99.8%
Percentage of assets on non-accrual, at amortized cost (4)	0.7%	1.6%	0.1%

(1)

Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or amortized cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

(2)

As of December 31, 2025, 2024 and 2023, the weighted average total portfolio yield at amortized cost was 8.0%, 8.8% and 11.2%, respectively. As of December 31, 2025, 2024 and 2023, the weighted average total portfolio yield at fair value was 8.3%, 9.0% and 11.2%, respectively.

(3)

As a percentage of total fair value of performing debt investments. As of December 31, 2025, 2024 and 2023, performing debt investments bearing a floating rate represented 98.9%, 98.0% and 97.1%, respectively, of total investment at fair value.

(4)

As a percentage of total amortized cost of investments of Emerald JV. Assets on non-accrual represented 0.6%, 1.4% and 0.1% of total investments at fair value of Emerald JV as of December 31, 2025, 2024 and 2023, respectively.

BCRED Verdelite JV LP

BCRED Verdelite JV LP (“Verdelite JV”), a Delaware limited partnership, was formed as a joint venture between the Fund and an entity managed by an alternative credit management investment firm with a specialized focus on structured and syndicated credit, including CLO management (the “Verdelite JV Partner”), commenced operations on October 21, 2022 and operates under a limited partnership agreement. The Verdelite JV’s principal purpose is to make investments, primarily in broadly syndicated loans.

As of December 31, 2025, the Fund and the Verdelite JV Partner committed to contribute up to $147.0 million and $21.0 million of capital, respectively, to the Verdelite JV. As of December 31, 2025, the Fund had contributed (net of returns of capital) $117.7 million and the Verdelite JV Partner had contributed (net of returns of capital) $16.8 million and $29.3 million of capital remained uncalled from the Fund and $4.2 million of capital remained uncalled from the Verdelite JV Partner. The Fund and the Verdelite JV Partner own 87.5% and 12.5%, respectively, of the equity ownership interests of the Verdelite JV. The Fund and the Verdelite JV Partner, through their joint control of the Verdelite JV’s general partner, have equal control of the Verdelite JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Fund and the Verdelite JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Verdelite JV must be approved by the Verdelite JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Fund and the Verdelite JV Partner. The Fund does not consolidate the Verdelite JV.

The following table is a summary of Verdelite JV’s portfolio as of December 31, 2025, December 31, 2024 and December 31, 2023:

	December 31, 2025	December 31, 2024	December 31, 2023
Total investments, at fair value	$714,200	$650,532	$591,886
Total senior secured debt investments, at fair value	$714,200	$650,532	$591,886
Number of portfolio companies	281	240	192
Weighted average yield on performing debt and income producing investments, at amortized cost (1)(2)	6.8%	7.2%	9.8%
Weighted average yield on performing debt and income producing investments, at fair value (1)(2)	6.9%	7.1%	9.7%
Percentage of performing debt investments bearing a floating rate (3)	100.0%	100.0%	100.0%
Percentage of assets on non-accrual, at amortized cost (4)	—%	—%	—%

(1)

Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or amortized cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

(2)

As of December 31, 2025, 2024 and 2023, the weighted average total portfolio yield at amortized cost was 6.8%, 7.2% and 9.8%, respectively. As of December 31, 2025, 2024 and 2023, the weighted average total portfolio yield at fair value was 6.9%, 7.1% and 9.7%, respectively.

(3)

As a percentage of total fair value of performing debt investments. As of December 31, 2025, 2024 and 2023, performing debt investments bearing a floating rate represented 100.0%, 100.0% and 100.0%, respectively, of total investment at fair value.

(4)	As a percentage of total amortized cost of investments of Verdelite JV. Verdelite JV had no assets on non-accrual as of December 31, 2025, 2024 and 2023.

For additional information on the Emerald JV and Verdelite JV, including a listing of portfolio investments for each, see “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 11. Joint Ventures” in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

Results of Operations

The following table represents the operating results (dollar amounts in thousands):

	For the Year Ended December 31,
	2025	2024	2023
Total investment income	$7,589,581	$6,694,692	$5,738,009
Total expenses before tax expense	3,303,314	2,952,489	2,646,721

Net investment income before tax expense	4,286,267	3,742,203	3,091,288
Excise and other tax expense	21,390	33,724	32,826

Net investment income after tax expense	4,264,877	3,708,479	3,058,462
Net change in unrealized appreciation (depreciation), net of income tax (provision) benefit	(522,906)	(97,287)	615,705
Net realized gain (loss), net of tax expense	(372,802)	(126,664)	(310,984)

Net increase (decrease) in net assets resulting from operations	$3,369,169	$3,484,528	$3,363,183

Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. As a result, comparisons may not be meaningful.

Investment Income

Investment income was as follows (dollar amounts in thousands):

	For the Year Ended December 31,
	2025	2024	2023
Interest income	$6,727,896	$6,012,032	$5,196,090
Payment-in-kind interest income	467,495	385,285	220,889
Dividend income	357,979	282,476	317,749
Non-cash dividend income	13,873	—	—
Other income	22,338	14,899	3,281

Total investment income	$7,589,581	$6,694,692	$5,738,009

Total investment income increased to $7.6 billion for the year ended December 31, 2025, an increase of $894.9 million or 13% compared to the year ended December 31, 2024. This was primarily attributable to an increase in the average investments, partially offset by a lower weighted average yield on the portfolio compared to the year ended December 31, 2024. Average investments at fair value increased by 28% to $73,784.5 million for the year ended December 31, 2025, compared to $57,778.6 million for the year ended December 31, 2024.

Additionally, for the year ended December 31, 2025, we recorded $93.9 million of non-recurring interest income (e.g., prepayment premiums, accelerated accretion of upfront loan origination fees and unamortized discounts, etc.) as compared to $51.6 million in the prior year, primarily as a result of increased prepayments.

For the years ended December 31, 2025 and 2024, PIK interest and non-cash dividend income represented 6.3% and 5.8% of total investment income, respectively, and represented 11.3% and 10.4% of net investment income, respectively. We expect that PIK interest and non-cash dividend income will vary based on the elections of certain borrowers.

We expect that investment income will vary based on a variety of factors including the pace of our originations, repayments and changes in interest rates.

Elevated interest rates continued to favorably impact our investment income for the year ended December 31, 2025. Despite gradual decreases in interest rates during 2025, inflation has remained above the U.S. Federal Reserve’s target level, and interest rates remain elevated. Following three consecutive rate cuts in 2025, the U.S. Federal Reserve held interest rates steady in January and March 2026 and noted, among other matters, that it would continue to assess and monitor incoming information in considering additional adjustments. Future decreases in benchmark interest rates may adversely impact our investment income. Conversely, future increases in benchmark interest rates and the resulting impacts to cost of capital have the potential to negatively impact the free cash flow and credit quality of certain borrowers which could impact their ability to make principal and interest payments. If such interest rate fluctuations occur concurrently with a period of economic weakness or a slowdown in growth, our borrowers’ and our portfolio performance may be negatively impacted. Further, significant market dislocation as a result of changing economic conditions could limit the liquidity of certain assets traded in the credit markets, and this could impact our ability to sell such assets at attractive prices or in a timely manner.

Expenses

Expenses were as follows (dollar amounts in thousands):

	For the Year Ended December 31,
	2025	2024	2023
Interest expense	$1,931,919	$1,838,600	$1,759,437
Management fees	566,571	432,447	316,238
Income based incentive fees	626,689	543,693	446,922
Capital gains based incentive fees	—	—	—
Distribution and shareholder servicing fees
Class S	120,362	96,127	68,878
Class D	1,588	1,246	1,117
Professional fees	8,350	11,925	20,114
Board of Trustees’ fees	942	895	913
Administrative service expenses	11,368	6,716	6,729
Other general and administrative expenses	31,372	16,989	23,120
Amortization of continuous offering costs	4,153	3,851	3,253

Total expenses before tax expense	3,303,314	2,952,489	2,646,721

Net investment income before tax expense	4,286,267	3,742,203	3,091,288
Excise and other tax expense	21,390	33,724	32,826

Net investment income after tax expense	$4,264,877	$3,708,479	$3,058,462

Interest Expense

Total interest expense increased to $1,931.9 million for the year ended December 31, 2025, an increase of $93.3 million or 5% compared to the year ended December 31, 2024. This was primarily driven by an increase in our average principal of debt outstanding, partially offset by a decrease in our weighted average interest rate on our borrowings relative to the prior year.

The average principal of debt outstanding increased to $31,044.6 million for the year ended December 31, 2025 from $25,294.0 million in the prior year. Our weighted average interest rate (including unused fees, amortization of debt issuance costs (including premiums and discounts), and the impact of the application of hedge accounting and excluding amortization of deferred financing costs) decreased to 6.11% for the year ended December 31, 2025 from 7.13% for the prior year. Our weighted average all-in cost of debt (including unused fees, amortization of debt issuance costs (including premiums and discounts), amortization of deferred financing costs, and the impact of the application of hedge accounting) decreased to 6.22% for the year ended December 31, 2025 from 7.27% for the prior year.

Management Fees

Management fees increased to $566.6 million for the year ended December 31, 2025, an increase of $134.1 million or 31% compared to the year ended December 31, 2024, primarily due to an increase in weighted average net assets to $45,472.6 million for the year ended December 31, 2025 compared to $34,749.8 million for the year ended December 31, 2024.

Income Based Incentive Fees

Income based incentive fees increased to $626.7 million for the year ended December 31, 2025, an increase of $83.0 million or 15% compared to the year ended December 31, 2024, primarily due to an increase in pre-incentive fee net investment income. Pre-incentive fee net investment income increased to $5,013.5 million for the year ended December 31, 2025 from $4,349.5 million for the year ended December 31, 2024.

Capital Gains Based Incentive Fees

We accrued no capital gains based incentive fees for the years ended December 31, 2025 and 2024. The accrual for any capital gains based incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less in the prior period. If such cumulative amount is negative, then there is no accrual.

Other Expenses

Total other expenses increased to $178.1 million for the year ended December 31, 2025, an increase of $40.4 million or 29% compared to the year ended December 31, 2024. Total other expenses for the year ended December 31, 2025 primarily consist of $122.0 million of shareholder servicing and/or distribution fees paid with respect to Class S and Class D investors, $31.4 million of general and administrative expenses (including insurance, filing, research, fees paid to the State Street Sub-Administrator and transfer agent, and other expenses), $11.4 million of administrative service expenses, and $8.4 million of professional fees (including legal, rating agencies, audit, tax, valuation, technology and other professional fees related to management of the Fund). The increase compared to the prior year was primarily driven by the costs attributable to increased subscriptions to our Class S and Class D shares.

Income Taxes, Including Excise Taxes

We elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for and maintain tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of the sum of our investment company taxable income, as defined by the Code (without regard to the deduction for dividends paid), and net tax-exempt income for that taxable year.

Depending on the level of taxable income earned in a tax year, we may carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.

For the years ended December 31, 2025 and 2024, we accrued $18.1 million and $33.7 million, respectively, of U.S. federal excise tax.

BCRED Investments LLC (“BCRED Investments”), a wholly-owned and consolidated subsidiary that was formed in 2021, is a Delaware limited liability company which has elected to be treated as a corporation for U.S. tax purposes. As such, BCRED Investments is subject to certain U.S. federal, state and local taxes. For the years ended December 31, 2025 and 2024, BCRED Investments recorded an income tax provision of $3.6 million and $8.9 million, respectively. As of December 31, 2025 and 2024, BCRED Investments recorded a deferred tax liability of $12.5 million and $8.9 million, respectively, which is included within Accrued expenses and other liabilities in the Consolidated Statements of Assets and Liabilities.

For the year ended December 31, 2025, BCRED Investments recorded a current tax expense of $7.3 million, of which $3.3 million is related to dividend income, on a GAAP basis, and is included in Excise and other tax expense in the Consolidated Statements of Operations, and $4.0 million is related to realized gains associated with the sale of an investment in a partnership interest and is included in Current tax expense on realized gains in the Consolidated Statements of Operations. For the year ended December 31, 2024, BCRED Investments recorded no current tax expense.

Net Unrealized Gain (Loss)

Net change in unrealized gain (loss) was comprised of the following (dollar amounts in thousands):

	For the Year Ended December 31,
	2025	2024	2023
Net change in unrealized gain (loss) on investments	$(509,253)	$(114,191)	$632,049
Net change in unrealized gain (loss) on derivative instruments	(15,844)	25,699	(13,259)
Net change in unrealized gain (loss) on foreign currency and other transactions	5,772	135	(3,085)
Income tax (provision) benefit	(3,581)	(8,930)	—

Net change in unrealized appreciation (depreciation), net of income tax (provision) benefit	$(522,906)	$(97,287)	$615,705

For the year ended December 31, 2025, the net change in unrealized losses, net of income tax provision, was $522.9 million, as compared to $97.3 million for the same period in the prior year. The increase was primarily driven by unrealized losses on investments of $509.3 million, which were mainly attributable to declines in the fair value of certain debt investments. The fair value of our debt investments, as a percentage of principal, decreased by 0.6% for the year ended December 31, 2025, driven primarily by changes in certain portfolio company fundamentals and broader economic conditions.

In addition, we recognized unrealized losses of $15.8 million on derivative instruments, primarily resulting from fluctuations in the GBP, EUR and SEK exchange rates vs. USD.

Partially offsetting these losses for the year ended December 31, 2025 were unrealized gains of $5.8 million on foreign currency transactions, primarily attributable to fluctuations in the EUR exchange rate vs. USD.

Net Realized Gain (Loss)

The realized gains and losses on fully exited and partially exited investments comprised of the following (dollar amounts in thousands):

	For the Year Ended December 31,
	2025	2024	2023
Net realized gain (loss) on investments	$(201,758)	$(176,654)	$(308,564)
Net realized gain (loss) on derivative instruments	(164,853)	21,086	3,063
Net realized gain (loss) on foreign currency and other transactions	(1,433)	28,904	(5,483)
Net realized gain (loss) on extinguishment of debt	(794)	—	—
Current tax expense on realized gains	(3,964)	—	—

Net realized gain (loss), net of tax expense	$(372,802)	$(126,664)	$(310,984)

For the year ended December 31, 2025, the net realized loss, net of tax expense, was $372.8 million, as compared to $126.7 million for the same period in the prior year. The increase was primarily driven by losses on investments of $201.8 million, which were mainly attributable to full or partial sales of investments and the restructuring of certain debt investments, partially offset by a gain on the partial sale of an equity investment.

In addition, we recognized losses of $164.9 million on derivative instruments, resulting from the settlement of foreign currency derivative transactions, primarily USD vs. EUR and GBP forwards, as well as losses of $1.4 million on foreign currency and other transactions, primarily due to fluctuations in the EUR and GBP exchange rates vs. USD.

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from the net proceeds of our continuous offering of Common Shares, proceeds from net borrowings on our credit facilities and unsecured debt issuances, income earned and repayments on principal on our debt investments. The primary uses of our cash and cash equivalents are for (i) originating and purchasing debt and other investments, (ii) funding the costs of our operations (including fees paid to our Adviser and expense reimbursements paid to our Administrator), (iii) debt service, repayment and other financing costs of our borrowings, (iv) funding repurchases under our share repurchase program and (v) cash distributions to the holders of our Common Shares.

As of December 31, 2025 and December 31, 2024, our debt consisted of asset based leverage facilities, a revolving credit facility, unsecured note issuances, short term borrowings related to repurchase obligations and debt securitizations. We have and will continue to, from time to time, enter into additional credit facilities, increase the size of our existing credit facilities or issue additional debt securities, including debt securitizations, unsecured debt and other forms of debt. Any such incurrence or issuance may be from sources within the U.S. or from various foreign geographies or jurisdictions, and may be denominated in currencies other than USD. Additionally, any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 150%. As of December 31, 2025 and December 31, 2024, we had an aggregate principal amount of $35.1 billion and $30.7 billion of debt outstanding and our asset coverage ratio was 235.7% and 226.5%, respectively.

Cash and cash equivalents (excluding restricted cash) as of December 31, 2025, taken together with our $6.9 billion of unused capacity under our credit facilities (subject to borrowing base availability, $6.8 billion is available to borrow), proceeds from new or amended financing arrangements and the continuous offering of our

Common Shares is expected to be sufficient for our investing activities and to conduct our operations in the near term. This determination is based in part on our expectations for the timing of funding investment purchases and the timing and amount of future proceeds from sales of our Common Shares and the use of existing and future financing arrangements. As of December 31, 2025, we had a significant amount of unfunded commitments, which we plan to fund using proceeds from offering our Common Shares and available borrowing capacity under our credit facilities. Additionally, we held $5,384.1 million of Level 1 and Level 2 investments as of December 31, 2025.

Although we have historically been able to obtain sufficient borrowing capacity, a deterioration in economic conditions or any other negative economic developments could restrict our access to financing in the future. We may not be able to find new financing for future investments or liquidity needs and, even if we are able to obtain such financing, such financing may not be on as favorable terms as we have previously obtained. These factors may limit our ability to make new investments and adversely impact our results of operations.

As of December 31, 2025, we had $2.3 billion in cash and cash equivalents (including restricted cash). For the year ended December 31, 2025, cash used in operating activities was $10.2 billion, primarily due to purchases of investments of $25.7 billion, partially offset by proceeds from sales of investments and principal repayments of $12.3 billion and an increase in net assets resulting from operations of $3.4 billion. Cash provided by financing activities was $11.0 billion during the year, primarily as a result of proceeds from the issuance of our Common Shares of $12.4 billion and net borrowing of $4.0 billion, partially offset by share repurchases, net of early repurchase deduction paid, of $3.0 billion, and dividends paid in cash of $2.3 billion.

Equity

The following table presents transactions in the Common Shares during the year ended December 31, 2025 (dollars in thousands except share amounts):

	Shares	Amount
CLASS I
Subscriptions	373,498,428	$9,404,098
Share transfers between classes	12,074,124	303,263
Distributions reinvested	56,855,177	1,430,601
Share repurchases	(140,494,332)	(3,509,661)
Early repurchase deduction	—	1,249

Net increase (decrease)	301,933,397	7,629,550

CLASS S
Subscriptions	109,717,863	2,764,705
Share transfers between classes	(8,678,757)	(217,741)
Distributions reinvested	27,349,540	688,200
Share repurchases	(39,795,706)	(992,230)
Early repurchase deduction	—	573

Net increase (decrease)	88,592,940	2,243,507

CLASS D
Subscriptions	7,224,324	182,252
Share transfers between classes	(3,395,367)	(85,522)
Distributions reinvested	465,122	11,716
Share repurchases	(3,126,166)	(77,868)
Early repurchase deduction	—	26

Net increase (decrease)	1,167,913	30,604

Total net increase (decrease)	391,694,250	$9,903,661

Distributions and Distribution Reinvestment Plan

The following tables summarize our distributions declared and payable during the year ended December 31, 2025 (dollar amounts in thousands, except per share amounts):

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 22, 2025	January 31, 2025	February 27, 2025	$0.2200	$228,819
February 20, 2025	February 28, 2025	March 26, 2025	0.2200	238,587
March 19, 2025	March 31, 2025	April 24, 2025	0.2200	246,375
April 16, 2025	April 30, 2025	May 27, 2025	0.2200	253,182
May 19, 2025	May 31, 2025	June 26, 2025	0.2200	259,757
June 19, 2025	June 30, 2025	July 24, 2025	0.2200	267,011
July 18, 2025	July 31, 2025	August 26, 2025	0.2200	267,059
August 20, 2025	August 31, 2025	September 25, 2025	0.2200	274,235
September 18, 2025	September 30, 2025	October 23, 2025	0.2200	283,583
September 18, 2025	October 31, 2025	November 26, 2025	0.2000	260,052
November 19, 2025	November 30, 2025	December 26, 2025	0.2000	269,094
December 18, 2025	December 31, 2025	January 28, 2026	0.2000	274,577

			$2.5800	$3,122,331

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 22, 2025	January 31, 2025	February 27, 2025	$0.2020	$102,691
February 20, 2025	February 28, 2025	March 26, 2025	0.2020	104,955
March 19, 2025	March 31, 2025	April 24, 2025	0.2020	107,789
April 16, 2025	April 30, 2025	May 27, 2025	0.2021	109,761
May 19, 2025	May 31, 2025	June 26, 2025	0.2022	111,623
June 19, 2025	June 30, 2025	July 24, 2025	0.2021	113,811
July 18, 2025	July 31, 2025	August 26, 2025	0.2022	114,847
August 20, 2025	August 31, 2025	September 25, 2025	0.2022	117,040
September 18, 2025	September 30, 2025	October 23, 2025	0.2022	119,217
September 18, 2025	October 31, 2025	November 26, 2025	0.1823	107,985
November 19, 2025	November 30, 2025	December 26, 2025	0.1823	109,628
December 18, 2025	December 31, 2025	January 28, 2026	0.1824	110,649

			$2.3660	$1,329,996

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 22, 2025	January 31, 2025	February 27, 2025	$0.2147	$5,018
February 20, 2025	February 28, 2025	March 26, 2025	0.2147	5,387
March 19, 2025	March 31, 2025	April 24, 2025	0.2147	5,442
April 16, 2025	April 30, 2025	May 27, 2025	0.2147	5,530
May 19, 2025	May 31, 2025	June 26, 2025	0.2148	5,743
June 19, 2025	June 30, 2025	July 24, 2025	0.2147	5,885
July 18, 2025	July 31, 2025	August 26, 2025	0.2148	5,289
August 20, 2025	August 31, 2025	September 25, 2025	0.2148	5,419
September 18, 2025	September 30, 2025	October 23, 2025	0.2148	5,439
September 18, 2025	October 31, 2025	November 26, 2025	0.1948	5,000
November 19, 2025	November 30, 2025	December 26, 2025	0.1948	5,011
December 18, 2025	December 31, 2025	January 28, 2026	0.1948	5,017

			$2.5171	$64,180

For the years ended December 31, 2025, 2024 and 2023, interest-related dividends represented 95.9%, 99.9% and 99.6% of total distributions paid by the Fund, respectively.

For the years ended December 31, 2025, 2024 and 2023, short-term capital gain dividends represented 0.0%, 0.0% and 0.0% of total distributions paid by the Fund, respectively. Qualified short-term capital gain dividends are generally exempt from U.S. withholding tax when paid to non-U.S. shareholders.

For the years ended December 31, 2025, 2024 and 2023, capital gain dividends represented 0.0%, 0.0% and 0.0% of total dividends paid by the Fund, respectively.

With respect to distributions, we have adopted an “opt out” distribution reinvestment plan for shareholders. As a result, in the event of a declared cash distribution or other distribution, each shareholder that has not “opted out” of the distribution reinvestment plan will have their dividends or distributions automatically reinvested in additional Common Shares rather than receiving cash distributions. Shareholders who receive distributions in the form of Common Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

For additional information on our distributions and distribution reinvestment plan, see “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 9. Net Assets” in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

Share Repurchase Program

We have implemented a share repurchase program under which, at the discretion of our Board of Trustees, the Fund may repurchase, in each quarter, up to 5% of the NAV of the Fund’s Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. The Board of Trustees may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on the Fund’s liquidity, adversely affect the Fund’s operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. Upon a determination by the Board of Trustees to (i) suspend the share repurchase program or (ii) materially modify our share repurchase program in a manner that reduces liquidity available to our shareholders, our share repurchase program requires the Board of Trustees to consider, at least quarterly, whether continuing to restrict repurchases or resuming the share repurchase program at the Fund level would be in the best interest of the Fund and our shareholders. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. Additionally, pursuant to Rule 23c-1(a)(10) under the 1940 Act, the Fund may also repurchase its outstanding Common Shares outside of the share repurchase program. All Common Shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under the share repurchase program, to the extent the Fund offers to repurchase Common Shares in any particular quarter, it is expected to repurchase Common Shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at an Early Repurchase Deduction. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or due to trade or operational error. In addition, the Fund’s Common Shares are sold to certain investment vehicles (including feeder vehicles, registered investment companies or other investment funds), discretionary model portfolios and other similar arrangements. The Fund, in its discretion, may waive the Early Repurchase Deduction for such investment vehicles, discretionary model portfolios and other similar arrangements in appropriate circumstances, including, but not limited to, for administrative, operational, rebalancing, regulatory or other purposes. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

For additional information on our share repurchase program, see “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 9. Net Assets” in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

Borrowings

As of December 31, 2025 and December 31, 2024, we had an aggregate principal amount of $35.1 billion and $30.7 billion, respectively, of debt outstanding.

For additional information on our debt obligations see “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 7. Borrowings” in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

Interest Rate Swaps

We use interest rate swaps to mitigate interest rate risk associated with our fixed rate liabilities, and have designated certain interest rate swaps to be in a hedge accounting relationship.

See “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 2. Significant Accounting Policies—Derivative Instruments” and “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 6. Derivatives” in our annual report on Form 10-K for the fiscal year ended December 31, 2025 for additional disclosure regarding our derivative instruments designated in a hedge accounting relationship.

Off-Balance Sheet Arrangements

Portfolio Company Commitments

Our investment portfolio contains and is expected to continue to contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2025 and December 31, 2024, we had unfunded commitments, including delayed draw term loans and revolvers with an aggregate principal amount of $13.4 billion and $10.8 billion, respectively.

Additionally, from time to time, the Advisers and their affiliates may commit to an investment or commit to backstop the commitment of another lender on behalf of the investment vehicles they manage, including the Fund. Certain terms of these investments or backstop arrangements are not finalized at the time of the commitment and each respective investment vehicle’s allocation may change prior to the date of funding. In this regard, as of December 31, 2025 and December 31, 2024, we estimate that $1,271.1 million and $130.2 million, respectively, of investments and backstop arrangements were committed but not yet funded.

Other Commitments and Contingencies

As of December 31, 2025 and December 31, 2024, $497.3 million and $536.7 million, respectively, of capital committed remained uncalled from the Fund in relation to capital commitments to Emerald JV, Verdelite JV and SLC.

From time to time, we may become a party to certain legal proceedings incidental to the normal course of our business. As of December 31, 2025, management is not aware of any material pending legal proceedings.

Related-Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	the Investment Advisory Agreement;

•	the Sub-Advisory Agreement;

•	the Administration Agreement;

•	the Intermediary Manager Agreement; and

•	the Expense Support and Conditional Reimbursement Agreement.

In addition to the aforementioned agreements, we, Blackstone, our Advisers and certain of their affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by our Advisers, Blackstone or their affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors.

The Fund has investments in joint ventures that have been considered controlled/affiliated companies, including Emerald JV and Verdelite JV. From time to time, the Fund may purchase investments from or sell investments to Emerald JV and Verdelite JV. For the year ended December 31, 2025, the Fund purchased investments from Emerald JV with a par value of $18.0 million, for a total cash purchase price based on then-current fair value (at the time of purchase) of $18.0 million. For the year ended December 31, 2025, the Fund did not purchase investments from or sell investments to Verdelite JV.

See “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3. Fees, Expenses, Agreements and Related Party Transactions” and “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 11. Joint Ventures” in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

Recent Developments

Macroeconomic Environment

The year ended December 31, 2025 was characterized by volatility and uncertainty in global markets, driven by investor concerns over inflation, elevated interest rates, ongoing political and regulatory uncertainty, including shifts in U.S. trade policy and the imposition of new tariffs, as well as geopolitical instability stemming from the ongoing conflicts in Ukraine and Iran and escalating conflicts in other parts of the Middle East.

Tariff announcements in the U.S. and ongoing global trade negotiations have contributed to significant uncertainty and volatility of debt and equity markets. Gradual decreases in interest rates during 2025, coupled with resilience in the U.S. economy, contributed to improved investor sentiment, stronger capital markets and increased transaction activity toward the end of 2025. Nevertheless, inflation has remained above the U.S. Federal Reserve’s target level and interest rates remain elevated relative to the interest rate environment prior to the inflationary spike in 2022-2023. Following three consecutive rate cuts in 2025, the U.S. Federal Reserve held interest rates steady in January and March 2026 and noted, among other matters, that it would continue to assess and monitor incoming information in considering additional adjustments. While our business model benefits from elevated interest rates which, all else being equal, correlate to increases in our net income, higher borrowing costs may strain our existing portfolio companies, potentially leading to nonperformance. Rising interest rates can dampen consumer spending and slow corporate profit growth, negatively impacting our portfolio companies, particularly those vulnerable to economic downturns or recessions. While further interest rate hikes are not expected at this time, any renewed increases could lead to a rise in non-performing assets and decline in portfolio value if investment write-downs become necessary. Additionally, adverse economic conditions may erode the value of collateral securing some of our loans and reduce the value of our equity investments. It remains difficult to predict the full impact of recent and any future changes with respect to interest rates or inflation.

Further contributing to economic uncertainty, the current U.S. presidential administration has taken substantial actions with respect to international trade policy, including seeking to renegotiate certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries. The U.S. government has also imposed, and may in the future impose further, tariffs on certain foreign goods. Some foreign governments have threatened or instituted retaliatory tariffs on certain U.S. goods. In February 2026, the U.S. Supreme Court ruled that many of the tariffs recently imposed by the U.S. government exceeded its authority, thereby invalidating many, but not all, of such tariffs. Subsequent to the U.S. Supreme Court’s ruling, the U.S. presidential administration raised potential alternative means through which the administration could impose tariffs. Such uncertainty and/or tariffs or counter-measures could further increase costs, decrease margins, reduce the competitiveness of products and services offered by our portfolio companies and adversely affect the revenues and profitability of our portfolio companies whose businesses rely on imported goods. Meanwhile, substantial reductions in government spending could negatively affect certain of our portfolio companies that rely on government contracts, destabilize the U.S. government contracting market and harm our ability to generate expected returns. Additionally, changes in the regulation or enforcement of bank lending and capital requirements could have material and adverse effects on the private credit market. In light of these developments, there can be no assurances that political and regulatory conditions will not worsen and adversely affect the Fund, its portfolio companies or their respective financial performance.

Critical Accounting Estimates

The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies and estimates should be read in connection with our risk factors described in “Item 1A. Risk Factors.”

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value in accordance with ASC 820, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. To assess the continuing appropriateness of pricing sources and methodologies, the Advisers regularly perform price verification procedures and issue challenges, as necessary, to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Advisers do not adjust the prices unless they have a reason to believe market quotations are not reflective of the fair value of an investment. Examples of events that would cause market quotations to not reflect fair value could include cases when a security trades infrequently or not at all, causing a quoted purchase or sale price to become stale, or in the event of a “fire sale” by a distressed seller. All price overrides require approval from the Board of Trustees.

Where prices or inputs are not available or, in the judgment of the Board of Trustees are not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees, based on, among other things, the input of the Advisers, the Audit Committee and independent valuation firms engaged on the recommendation of the Advisers and at the direction of the Board of Trustees. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

The Board of Trustees undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, or are available but deemed not reflective of the fair value of an investment, which includes, among other procedures, the following:

•

the valuation process begins with each investment being preliminarily valued by the Advisers’ valuation team in conjunction with the Advisers’ investment professionals responsible for each portfolio investment;

•

in addition, independent valuation firms engaged by the Board of Trustees prepare quarter-end valuations of such investments except de minimis investments, as determined by the Advisers. The independent valuation firms provide a final range of values on such investments to the Board of Trustees and the Advisers. The independent valuation firms also provide analyses to support their valuation methodology and calculations;

•

the Advisers’ valuation committee reviews each valuation recommendation to confirm they have been calculated in accordance with the valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Advisers’ valuations are reasonable;

•	the Advisers’ valuation committee makes valuation recommendations to the Audit Committee;

•

the Audit Committee reviews the valuation recommendations made by the Advisers’ valuation committee, including the independent valuation firms’ quarterly valuations, and once approved, recommends them for approval by the Board of Trustees; and

•

the Board of Trustees reviews the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Audit Committee, the Advisers’ valuation committee and, where applicable, the independent valuation firms and other external service providers.

Valuation of each of our investments will generally be made, as described above, as of the end of each fiscal quarter. In cases where the Fund determines its NAV at times other than a quarter-end, the Fund updates the value of securities with market quotations to the most recent market quotation. For securities without market quotations, non-quarterly valuations will generally be the most recent quarterly valuation unless the Advisers determine that a significant observable change has occurred since the most recent quarter-end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Advisers determine such a change has occurred with respect to one or more investments, the Advisers will determine whether to update the value for each relevant investment using a range of values from an independent valuation firm, where applicable, in accordance with the Fund’s valuation policy, pursuant to authority delegated by the Board of Trustees.

As part of the valuation process, the Board of Trustees takes into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Board of Trustees with the assistance of the Advisers, the Audit Committee and independent valuation firms, considers whether the pricing indicated by the external event corroborates its valuation.

The Board of Trustees has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Fund’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, and the Board of Trustees may reasonably rely on that assistance. However, the Board of Trustees is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and a consistently applied valuation process.

Quantitative and Qualitative Disclosures About Market Risk

Uncertainty with respect to the economic conditions has introduced significant volatility in the financial markets, and the effect of the volatility could materially impact our market risks. We are subject to financial market risks, including valuation risk and interest rate risk.

Valuation Risk

We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments will not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board, based on, among other things, the input of the Advisers, our Audit Committee and independent third-party valuation firms engaged on the recommendation of the Advisers and at the direction of the Board, and in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We intend to fund portions of our investments with borrowings, and at such time, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on our net investment income.

In a declining interest rate environment, the difference between the total interest income earned on interest earning assets and the total interest expense incurred on interest bearing liabilities may be compressed, reducing our net income and potentially adversely affecting our operating results. Conversely, in a rising interest rate environment, such difference could potentially increase thereby increasing our net income as indicated per the table below.

As of December 31, 2025, 99.7% of our performing debt investments based on fair value in our portfolio were at floating rates. Based on our Consolidated Statements of Assets and Liabilities as of December 31, 2025, the following table shows the annualized impact on net income of hypothetical base rate changes in interest rates (considering interest rate floors and ceilings for floating rate instruments assuming no changes in our investment and borrowing structure) (dollar amounts in thousands):

	Interest Income	Interest Expense	Net Income (1)
Up 300 basis points	$2,346,908	$(942,718)	$1,404,190
Up 200 basis points	$1,564,437	$(628,479)	$935,958
Up 100 basis points	$781,965	$(314,239)	$467,726
Down 100 basis points	$(781,271)	$314,239	$(467,032)
Down 200 basis points	$(1,557,263)	$628,479	$(928,784)
Down 300 basis points	$(2,222,589)	$942,718	$(1,279,871)

(1)

Excludes the impact of incentive fees. See “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3. Fees, Expenses, Agreements and Related Party Transactions” in our annual report on Form 10-K for the fiscal year ended December 31, 2025 for further information.

We may in the future hedge against interest rate fluctuations by using hedging instruments such as additional interest rate swaps, futures, options and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of changes in interest rates with respect to our portfolio investments.

INVESTMENT OBJECTIVES AND STRATEGIES

We were formed on February 11, 2020, as a Delaware statutory trust. We were organized to invest primarily in originated loans and other securities, including broadly syndicated loans, of U.S. private companies.

We have elected to be regulated as a BDC under the 1940 Act. We also have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management team of the Advisers, along with the broader resources of Blackstone Credit & Insurance and Blackstone in sourcing, evaluating and structuring transactions, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest;

•

employing a defensive investment approach focused on long-term credit performance and principal protection, generally investing in loans with asset coverage ratios and interest coverage ratios that the Advisers believe provide substantial credit protection, and also seeking favorable financial protections, including, where the Advisers believe necessary, one or more financial maintenance and incurrence covenants (i.e., covenants that are tested when affirmative action is taken, such as the incurrence of additional debt and/or making dividend payments);

•

focusing primarily on loans and securities of private U.S. companies, including syndicated loans, specifically to larger and middle market companies. In many market environments, we believe such a focus offers an opportunity for superior risk-adjusted returns;

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio; and

•	utilizing the power and scale of Blackstone and the Blackstone Credit & Insurance platform to offer operational expertise to portfolio companies through the Value Creation Program.

Our investment strategy is expected to capitalize on Blackstone Credit & Insurance’s scale and reputation in the market as an attractive financing partner to acquire our target investments at attractive pricing. We also expect to benefit from Blackstone’s reputation and ability to transact in scale with speed and certainty, and its long-standing and extensive relationships with private equity firms that require financing for their transactions.

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). If we change our 80% test, we will provide shareholders with at least 60 days’ notice of such change. Under normal circumstances, we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through Private Credit. In limited instances, we may retain the “last out” portion of a first lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position. To a lesser extent, we will also invest in publicly traded securities of large corporate issuers. We expect that such investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

Most of our investments are in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies) we also expect to invest to some extent in European and other non-U.S. companies, but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit & Insurance funds. We generally will co-invest with other Blackstone Credit & Insurance funds.

BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies.

The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, may carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by S&P Global Ratings). We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In addition, we may invest in CLOs and will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These derivative and hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of swaps, futures, options, caps and floors and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Advisers, but in no event will leverage employed exceed the limitations set forth in the 1940 Act; which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and issuances of debt securities. We may also use leverage in the form of the issuance of preferred shares, or by using reverse repurchase agreements or similar transactions and derivatives, including credit default swaps. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors—Risks Related to Debt Financing.” Additionally, some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” and “Risk Factors—Risks Related to Our Investments—Our portfolio companies may be highly leveraged.” We have and will continue to, from time to time, enter into additional credit facilities, increase the size of our existing credit facilities or issue additional debt securities, including debt securitizations, unsecured debt and other forms of debt. Any such incurrence or issuance may be from sources within the U.S. or from various foreign geographies or jurisdictions, and may be denominated in currencies other than the U.S. Dollar.

We are currently offering on a continuous basis up to $45.0 billion of Common Shares pursuant to an offering registered with the SEC. The Fund offers to sell any combination of three classes of Common Shares, Class I shares, Class S shares, and Class D shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The per share purchase price for Common Shares in the primary offering was $25.00 per share. Thereafter, the purchase price per share for each class of Common Shares will equal the NAV per share, as of the effective date of the monthly share purchase date. The Intermediary Manager will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. We also engage in private offerings of our Common Shares, including to affiliates that are registered under the 1940 Act or regulated as BDCs under the 1940 Act.

We have declared distributions each month beginning in January 2021 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our investments are subject to a number of risks, including risks related to potential concentration in the software industry. See “Risk Factors.”

The Advisers and the Administrators

The Fund’s investment activities are managed by Blackstone Private Credit Strategies LLC and Blackstone Credit BDC Advisors LLC, each an investment adviser registered with the SEC under the Advisers Act. Our Advisers are responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

Blackstone Private Credit Strategies LLC, as our Administrator, and Blackstone Alternative Credit Advisors LP, as our Sub-Administrator, provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

The Advisers are affiliates of Blackstone Credit & Insurance and are led by substantially the same investment personnel as Blackstone Credit & Insurance. As such, our Advisers have access to the broader resources of Blackstone Credit & Insurance and Blackstone, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest. As such, the term “Blackstone Credit & Insurance” may be used when describing advisory services and resources.

Blackstone Credit & Insurance is the credit, asset based finance and insurance asset management business unit of Blackstone, which is the largest alternative asset manager in the world with leading investment businesses across asset classes. Blackstone’s platform provides competitive advantages including scale, expertise across industries and capital structures, and deep relationships with companies and financial sponsors.

Blackstone’s four business segments are real estate, private equity, credit and insurance, and multi-asset investing. Blackstone Credit & Insurance is an expansive, fully integrated credit platform, that includes private and liquid credit, infrastructure and asset based credit and insurance businesses. As of December 31, 2025, Blackstone had total AUM of approximately $1.3 trillion and Blackstone Credit & Insurance had total AUM of $443 billion.

Blackstone Credit & Insurance, through its affiliates, employed 730 people headquartered in New York and in offices globally as of December 31, 2025. Blackstone Credit & Insurance’s 439-person investment team also includes a 127-person Office of the CIO team, which consists of individuals focused on Underwriting & Execution, Capital Formation, Asset Allocation, Structuring, Asset Management, Portfolio Insights, and Portfolio Analytics.

Blackstone Credit & Insurance’s Senior Managing Directors have on average 24 years of industry experience. The Fund brings Blackstone Credit & Insurance’s preeminent credit-focused investment platform to the non-traded BDC industry.

Blackstone Investment

As of March 31, 2026, affiliates of Blackstone, including certain officers and employees of Blackstone and its affiliates, have invested $784.1 million directly or indirectly in our Common Shares.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the targeted asset classes discussed below.

Attractive Opportunities in Floating Rate, Senior Secured Loans

We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured debt is on the top of the capital structure and thus has priority in payment among an issuer’s security holders (i.e., senior secured debt holders are due to receive payment before junior creditors and equity holders). Further, these investments are secured by the issuer’s assets, which may be collateralized in the event of a default, if necessary. Senior secured debt often has restrictive covenants for the purpose of additional principal protection and ensuring repayment before junior creditors (i.e., most types of unsecured bondholders, and other security holders) and preserving collateral to protect against credit deterioration. The senior secured loans we invest in will generally pay floating interest rates based on a variable base rate, such as the SOFR. By originating predominantly floating rate assets, the majority of which have a reference rate floor, and utilizing predominantly floating rate leverage, we aim to provide attractive yields even as the interest rate environment changes over time. We will seek to identify what we believe are compelling investment opportunities in floating rate, senior secured loans based on prevailing market conditions and continue to focus on current income and capital appreciation in an effort to generate attractive risk-adjusted returns for investors across various market environments.

Opportunity in U.S. Private Companies

In addition to investing in senior secured loans generally, we believe that the market for lending to private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Secular Tailwinds in the Private Market, Including Private Credit. One of the important drivers of growth in the strategy is the increasing secular tailwinds in the private markets (i.e., social or economic trends positively impacting private markets), including growing borrower demand for private credit. Private equity funds with strategies focused on North America had over $1.5 trillion of “dry powder” (i.e., uncalled capital commitments) (as published by Preqin as of December 31, 2025), which should similarly drive demand for private capital. Further, financial sponsors and companies are becoming increasingly interested in working directly with private lenders as they are seeing the tremendous benefits versus accessing the public credit markets. The Fund believes some of these benefits include faster execution and greater certainty, ability to partner with sophisticated lenders, a more efficient process, and in some instances fewer regulatory requirements. As a result, Blackstone Credit & Insurance benefits from greater flow of larger scale transactions that have become increasingly available to the direct lending universe over traditional banks and other financing institutions.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that private companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to public companies.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to companies. As tracked by Leverage Commentary & Data (LCD), as of December 31, 2025 private credit markets financed 214 LBOs (84% of total LBOs in 2025) compared to the publicly syndicated markets, which financed only 42 (16% of total LBOs in 2025). In addition, due to bank consolidation, the number of banks has also declined during the past several decades, furthering the lack of supply in financing to private companies.

We also believe that lending and originating new loans to private companies generally requires a greater dedication of the lender’s time and resources compared to lending to public companies, due in part to the size of each investment and the often fragmented nature of information available from these companies. Further, we believe that many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in private companies, and thus attractive investment opportunities are often overlooked.

Compelling Opportunities in Europe. We believe the market for European direct lending provides attractive opportunities with the asset class growing over the past decade to now play an important role in the European sub-investment grade credit marketplace. Tailwinds observed in the North American market can be similarly found in the European market. Broadly, banks continue to face regulatory pressures on traditional lending activities meaning private credit can see sustained penetration. We also believe that the strong fundraising environment globally for private equity over the past few years will continue to drive deal flow for European originated transactions. We anticipate that many of our opportunities to provide originated loans or other financing will be in connection with leveraged buyouts by private equity firms. Globally, private equity dry powder (uncalled capital commitments) currently stands at approximately $2.7 trillion (as published by Preqin as of December 31, 2025), which means that these private equity firms have a large amount of capital available to conduct transactions, which we believe will create debt financing opportunities for us.

We believe there are key features in Europe that are beneficial for investors and continued growth of private credit in the region. Although we believe the alternative credit market in Europe is still somewhat less developed compared to its U.S. counterpart, acceptance of private capital in Europe has grown substantially in recent years. Investing in Europe offers regional diversification across major economies such as the U.K., Germany, Italy, France, and the Nordics. The opportunity set encompasses both leading global companies that are headquartered in Europe as well as premier regional European companies, which typically have established market shares that can be hard to displace given local barriers to entry such as language and regulation. We believe that having a scaled and experienced platform is critical to investing in Europe, given it is a more fragmented market requiring local expertise. Our European business has been on the ground for 20 years and our presence across 5 regional offices enables access to local deal flow and insights. We continue to see that larger, higher quality companies are increasingly tapping into Europe’s maturing private credit market, which we believe favors managers like Blackstone Credit & Insurance given our ability to provide scaled financing solutions, in a section of the market where we see less competition in Europe amongst private credit lenders.

Blackstone Credit & Insurance Strengths

Blackstone Credit & Insurance is the world’s largest third-party private credit manager and a key player in the direct lending space. Blackstone Credit & Insurance has experience scaling funds across its platform that invest in all parts of the capital structure. Blackstone Credit & Insurance focuses on transactions where it can differentiate itself from other providers of capital, targeting sponsor-backed transactions and those where Blackstone Credit & Insurance can bring its expertise and experience in negotiating and structuring. We believe that Blackstone Credit & Insurance has the scale and platform to effectively manage a North American private credit investment strategy, offering investors the following potential strengths:

Ability to Provide Scaled, Differentiated Capital Solutions. We believe that the breadth and scale of Blackstone Credit & Insurance’s platform, with $443 billion of AUM as of December 31, 2025, and affiliation with Blackstone provide a distinct advantage in sourcing and deploying capital toward proprietary investment opportunities and provide a differentiated capability to invest in large, complex opportunities. Scale allows for more resources to source, diligence and monitor investments, and may enable us to move up market where there is often less competition and may allow us to negotiate more favorable terms for investments. As of December 31, 2025, Blackstone Credit & Insurance is invested in over 5,100 issuers6 across portfolios globally and has over 575 sponsor and advisor relationships, which we believe provides invaluable insight and access to a broad and diverse set of investment opportunities. Blackstone Credit & Insurance’s focus on larger transactions and larger issuers is often associated with more established management teams and higher quality assets, which, in our experience, tend to better maintain their value through cycles and can serve to reduce investment risk. Blackstone Credit & Insurance offers its clients and borrowers a comprehensive solution across corporate and asset based, as well as investment grade and non-investment grade credit. Blackstone Credit & Insurance expects that in the current environment, where borrowers increasingly value the benefits of private credit, the ability to provide flexible, well-structured capital commitments in appropriate sizes will enable Blackstone Credit & Insurance to command more favorable terms for its investments.

Established Origination Platform with Strong Credit Expertise. The global presence of Blackstone Credit & Insurance generates access to a substantial amount of directly originated transactions with what Blackstone Credit & Insurance believes to be attractive investment characteristics. Over the last several years, Blackstone Credit & Insurance has expanded its origination and sponsor coverage footprint with regional offices in select markets. We anticipate capitalizing on Blackstone Credit & Insurance’s global footprint and broad and diverse origination platform to provide, primarily, senior secured financings.

We believe that Blackstone Credit & Insurance can provide a significant pipeline of investment opportunities for us. Blackstone Credit & Insurance has a strong trading presence and actively monitors thousands of companies across the public and private markets through its $123 billion Liquid Corporate Credit platform, and as a result has deep insight across sectors and industries. Furthermore, we believe that Blackstone Credit & Insurance’s strong reputation and longstanding relationships with corporate boards, management teams, leveraged buyout sponsors, financial advisors, and intermediaries position Blackstone Credit & Insurance as a partner and counterparty of choice, providing us with attractive sourcing capabilities. In Blackstone Credit & Insurance’s experience, these relationships help drive substantial proprietary deal flow and insight into investment opportunities.

The Blackstone Credit & Insurance team has dedicated sector coverage across technology, healthcare and business services and is focused on making investments in what we characterize as “good neighborhoods,” which are industries we believe are experiencing favorable tailwinds. In addition, the Blackstone Credit & Insurance team is able to leverage the expertise of other parts of Blackstone’s business that specialize in these fields.

Over the last several years, Blackstone Credit & Insurance has expanded its North American origination and sponsor coverage footprint by opening regional offices in select markets. Blackstone Credit & Insurance has investment professionals across North America, Europe, Asia and Australia, and has developed a reputation for being a valued partner with the ability to provide speed, creativity, and assurance of transaction execution. We

[6]	Reflects issuers across all asset types within Private Corporate Credit, Liquid Corporate Credit, and Infrastructure & Asset Based Credit.

believe Blackstone Credit & Insurance’s global presence may help Blackstone Credit & Insurance to more effectively source investment opportunities from private equity sponsors as well as directly from companies.

Value-Added Capital Provider and Partner Leveraging the Blackstone Credit & Insurance Value Creation Program. Blackstone Credit & Insurance has established a reputation for providing creative, value-added solutions to address a company’s financing requirements and we believe our ability to solve a need for a company can lead to attractive investment opportunities. In addition, Blackstone Credit & Insurance has access to the significant resources of the Blackstone platform, including the Value Creation Program, a global platform that intends to help Blackstone Credit & Insurance investments create meaningful value by leveraging the scale, network and expertise within the Blackstone platform. Specifically, the Value Creation Program focuses on three areas of improvement: (i) reducing costs by leveraging the scale and purchasing power of Blackstone through the Group Purchasing Organization (GPO), preferred partnerships, and the Blackstone Sourcing Center; (ii) helping to create revenue generating opportunities from Value Creation Program introductions, which includes a network of over 400 Blackstone portfolio companies as of December 31, 2025; and (iii) providing valuable access to industry and functional experts within the Blackstone organization (including the Blackstone Portfolio Operations team which consists of over 100 internal resources as of December 31, 2025) who are focused on areas such as cybersecurity, sustainability, quant solutions, data science, healthcare, human resources, information technology, among others, and the network among portfolio companies.

Through the Value Creation Program, which the Fund’s portfolio companies can fully access, Blackstone has created $5 billion in implied value across Blackstone Credit & Insurance portfolio companies.7

Flexible Investment Approach. Blackstone Credit & Insurance believes that the ability to invest opportunistically throughout a capital structure is a meaningful strength when sourcing transactions and enables the Fund to seek investments that provide the best risk/return proposition in any given transaction. Blackstone Credit & Insurance’s creativity and flexibility with regard to deal-structuring distinguishes it from other financing sources, including traditional mezzanine providers, whose investment mandates are typically more restrictive. Over time, Blackstone Credit & Insurance has demonstrated the ability to negotiate favorable terms for its investments by providing creative structures that add value for an issuer. Blackstone Credit & Insurance will continue to seek to use this flexible investment approach to focus on principal preservation, while generating attractive returns throughout different economic and market cycles.

Long-Term Investment Horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our shareholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a long-term focus, provides us with an attractive opportunity to increase total returns on invested capital.

[7]

As of December 31, 2025. Numbers presented are calculated since inception of the Value Creation Program in 2016. Figures presented are based on data reported by portfolio companies and assets and not from financial statements of portfolio companies. While the data reported by portfolio companies and assets is believed to be reliable for purposes used herein, it is subject to change, and Blackstone has not fully verified, and does not assume responsibility for, the accuracy or completeness of this information. Represents the sum of (a) estimated identified annualized cost reduction opportunities multiplied by the Lincoln Observed New Third-Party M&A Buyouts Transaction Multiple, averaged over past 5 years and (b) annualized revenue from introductions across Blackstone portfolio companies multiplied by EBITDA margin and multiple at the time of investment of the portfolio company. Estimates assume revenue enhancements and costs savings directly improve enterprise value or EBITDA margins and that such revenue gains or cost savings will endure for the period of time implied by multiples.

Disciplined Investment Process and Income-Oriented Investment Philosophy. Blackstone Credit & Insurance employs a rigorous investment process and defensive investment approach to evaluate all potential opportunities with a focus on long-term credit performance and principal protection. We believe Blackstone Credit & Insurance has generated attractive risk-adjusted returns in its investing activities throughout many economic and credit cycles by (i) maintaining its investment discipline; (ii) performing intensive credit work; (iii) carefully structuring transactions; and (iv) actively managing its portfolios. Blackstone Credit & Insurance’s investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies, which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. Additionally, Blackstone Credit & Insurance’s senior investment professionals have dedicated their careers to the leveraged finance and private equity sectors, and we believe that their experience in due diligence, credit analysis and ongoing management of investments is invaluable to the success of the North America direct lending investment strategy. Blackstone Credit & Insurance generally targets businesses with leading market share positions, sustainable barriers to entry, high free cash flow generation, strong asset values, liquidity to withstand market cycles, favorable underlying industry trends, strong internal controls and high-quality management teams.

Strong Investment Track Record. Blackstone Credit & Insurance’s track record in private debt lending and investing in below investment grade credit dates back to the inception of Blackstone Credit & Insurance. Since 2005 through December 31, 2025, Blackstone Credit & Insurance has invested nearly $285 billion in capital in privately-originated transactions.8 Specifically within the North America Direct Lending strategy, Blackstone Credit & Insurance has invested over $155 billion9 in privately originated or privately negotiated first lien and unitranche transactions. Corresponding to this North America Direct Lending track record, Blackstone Credit &

[8]

Includes invested and committed capital for privately originated and anchor investments across private credit strategies and vehicles since 2005, including Direct Lending, Sustainable Resources, Mezzanine, and Opportunistic. Excludes liquid credit strategy investments.

[9]

As of December 31, 2025. The North America Direct Lending track record represents U.S. and Canada first lien and unitranche debt, or non-U.S. first lien and unitranche debt where >50% of the revenue is generated from the U.S. (which may be secured by the applicable borrower’s assets and/or equity) transactions in companies that were originated or anchored by certain Blackstone Credit & Insurance managed, advised or sub-advised funds (including the Fund, Blackstone Credit & Insurance managed mezzanine funds and Blackstone Credit & Insurance sub-advised BDCs, as well as certain other Blackstone Credit & Insurance managed funds and accounts) and, with respect to certain transactions, investments allocated to affiliates of Blackstone Credit & Insurance, which may be sold to Blackstone Credit & Insurance managed funds or accounts in the future. The track record includes the Sub-Advised Investments. With respect to certain transactions, the North America Direct Lending track record includes free equity and/or warrants that accompanied the debt financings, as well as any loans or securities into which the applicable first lien and unitranche debt may have been restructured subsequent to Blackstone Credit & Insurance’s initial investment. The North America Direct Lending track record excludes (i) broadly syndicated, mezzanine, second lien and equity (other than the aforementioned free equity and/or warrants or securities issued upon restructuring) transactions, among others and (ii) transactions where Blackstone Credit & Insurance’s invested capital (net of transactions fees) was under $25 million.

Insurance has an annualized loss rate of 0.08%.10 We believe maintaining this consistent strategy in the North America Direct Lending strategy across market cycles, with a specific emphasis on combining current yield, downside protection, and inflation protection, will generate compelling investment outcomes for the Adviser. Blackstone Credit & Insurance believes that the depth and breadth of its team provides it with a competitive advantage in sourcing product on a global basis, structuring transactions and actively managing investments in the portfolio.

Efficient Cost Structure. We believe that we have an efficient cost structure, as compared to other non-traded BDCs, with low operating expenses and financing costs. We believe our operating efficiency and senior investment strategy enable us to generate greater risk-adjusted investment returns for our investors relative to other non-traded BDCs.

The Board of Trustees

Overall responsibility for the Fund’s oversight rests with the Board of Trustees. We have entered into the Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser, pursuant to which the Advisers will manage the Fund on a day-to-day basis. The Board of Trustees is responsible for overseeing the Advisers and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Advisers will keep the Board of Trustees well informed as to the Advisers’ activities on our behalf and our investment operations and provide the Board of Trustees with additional information as the Board of Trustees may, from time to time, request. The Board of Trustees is currently composed of seven members, five of whom are Trustees who are not “interested persons” of the Fund or the Advisers as defined in the 1940 Act.

Investment Selection

When identifying prospective investment opportunities, the Advisers currently intend to rely on fundamental credit analysis in order to minimize the loss of the Fund’s capital. The Advisers expect to invest in companies generally possessing the following attributes, which they believe will help achieve our investment objectives:

[10]

As of December 31, 2025. The annualized loss rate represents annualized net losses for substantially realized investments. Whether an investment is substantially realized is determined in the manager’s discretion. Investments are included in the loss rate if (1) a payment was missed, (2) bankruptcy was declared, (3) there was a restructuring, or (4) it was realized with a total multiple on invested capital less than 1.0x. Net losses include all profits and losses associated with these investments, including interest payments received. Net losses are represented in the year the investment is substantially realized and excludes all losses associated with unrealized investments. The annualized net loss rate is the net losses divided by the average annual remaining invested capital within the platform. Investments sourced by Blackstone Credit & Insurance for the Sub-Advised Investments did, in certain cases, experience defaults and losses after Blackstone Credit & Insurance was no longer sub-adviser, and such defaults and losses are not included in the rates provided. Prior to December 31, 2022, the methodology used by the North America Direct Lending track record for calculating the platform’s average annual loss rate was based on net loss of principal resulting only from payment defaults in the year of default which would exclude interest payments. Past performance is not necessarily indicative of future results, and there can be no assurance that Blackstone Credit & Insurance will achieve comparable results or that any entity or account managed by or advised by Blackstone Credit & Insurance will be able to implement its investment strategy or achieve its investment objectives.

Leading, Defensible Market Positions. The Advisers intend to invest in companies that they believe have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Advisers will seek companies that they believe possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

Proven Management Teams. The Advisers focus on investments in which the target company has an experienced and high-quality management team with an established track record of success. The Advisers typically require companies to have in place proper incentives to align management’s goals with the Fund’s goals.

Private Equity Sponsorship. Often the Advisers seek to participate in transactions sponsored by what they believe to be high-quality private equity firms. The Advisers believe that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk generally have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise, which could provide additional protections for our investments.

Broad Exposure. The Advisers seek to invest broadly among industries and issuers, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Fund’s portfolio.

Viable Exit Strategy. In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on our investments include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt instruments in which we will invest have stated maturities of five to eight years, we expect the majority to be redeemed or sold prior to maturity. These instruments often have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. The investment team regularly reviews investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. We believe the ability to utilize the entire resources of Blackstone Credit & Insurance, including the public market traders and research analysts, allows the Advisers to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.

Investment Process Overview

Our investment activities are managed by our Advisers. The Advisers are responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

The investment professionals employed by Blackstone Credit & Insurance have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Sourcing and Origination

The private credit investment team, comprised of 114 dedicated investment professionals as of December 31, 2025, is responsible for establishing regular dialogue with, and coverage of, the financial advisory, corporate issuer, financial sponsor, legal and restructuring communities. The team also has regular contact with Wall Street firms, business brokers, industry executives and others who help identify direct origination investment opportunities. Blackstone Credit & Insurance seeks to be a value-added partner to its counterparties in connection with their capital needs, and believes that these relationships have driven, and will continue to drive, substantial proprietary deal flow and insight into investment opportunities.

The Fund seeks to generate investment opportunities primarily through direct origination channels. The global presence of Blackstone Credit & Insurance generates access to a substantial amount of directly originated transactions with what it believes to be attractive investment characteristics. Blackstone Credit & Insurance’s team has over 575 sponsor and advisor relationships with a primary focus on what it believes are the largest, highest quality, and most well-capitalized sponsors and advisors, leading to substantial repeat counterparties and making Blackstone Credit & Insurance a partner of choice to these sponsors. In addition to the depth and breadth of Blackstone Credit & Insurance’s relationships, sponsor and advisor partners also seek to transact with Blackstone Credit & Insurance due to its value-add through the Value Creation Program by not only helping companies with operational support, but also potentially enhancing revenue generation and cost savings opportunities for Blackstone Credit & Insurance’s portfolio companies, all of which further contribute to its origination efforts. With respect to syndicate and club deals, Blackstone Credit & Insurance has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. Blackstone Credit & Insurance also has a $123 billion Liquid Corporate Credit platform, which, we believe, allows us access to the secondary market for investment opportunities. Blackstone Credit & Insurance is invested in over 5,100 issuers11 across its $443 billion platform which we believe offers us deep insight across all sectors and industries in our market.

Blackstone Credit & Insurance aims to leverage the broader Blackstone network to generate additional deal flow. Blackstone’s Private Equity platform has been built over the past 35 years and invests globally across industries in both established and growth-oriented structures. Blackstone’s Real Estate group is the world’s largest owner of commercial real estate. Blackstone’s General Partnership Stakes group seeks to serve as a strategic partner to talented managers at all stages of their life cycles and help them build enduring franchises. Through such other business units of Blackstone, Blackstone Credit & Insurance aims to increase its connectivity and deepen sponsor relationships.

We believe that Blackstone Credit & Insurance’s strong reputation and longstanding relationships with its broad network will help drive substantial proprietary deal flow and provide a significant pipeline of investment opportunities for us.

Evaluation and Due Diligence

The hallmark of Blackstone Credit & Insurance’s approach to investing will continue to be defined by a rigorous due diligence process focused on downside protection and capital preservation. This process includes a thorough business review of the industry, competitive landscape, products, customers, returns on capital, strength of management team and consultation with outside advisors and industry experts, and benefits from Blackstone’s global platform, offering broad access and insight. When a new investment opportunity is sourced, the Blackstone Credit & Insurance team spends time with management, analyzing the company’s assets and its financial position. This initial assessment is then followed by extensive credit analysis, including asset valuation work; financial modeling and scenario analysis; cash flow and liquidity analyses; and legal, tax and accounting review. Blackstone Credit & Insurance’s diligence process will also include a detailed review of key qualitative factors, including the strength of management, quality / strategic value of the company’s assets, and potential operational risks. Further detail on this process is outlined below.

Initial Review

The investment team examines information furnished by the target company and external sources, including financial sponsors, banks, advisors and rating agencies, if applicable, to determine whether the investment meets our basic investment criteria within the context of proper allocation of our portfolio among various issuers and

[11]	As of December 31, 2025. Reflects issuers across all asset types within Private Corporate Credit, Liquid Corporate Credit, and Infrastructure & Asset Based Credit.

industries, and offers an acceptable probability of attractive returns with identifiable downside risk. Blackstone Credit & Insurance conducts detailed due diligence investigations. Given its incumbent positions, for the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated Blackstone Credit & Insurance research analyst, the results of which are available for the transaction team to review.

Credit Analysis/Due Diligence

Before undertaking an investment, the investment team conducts a thorough and rigorous due diligence review of the opportunity to ensure the company fits our investment strategy for originated investments, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and estimated financial results;

•	a detailed analysis of industry and customer dynamics, competitive position, regulatory, tax, legal, environmental, social and governance matters;

•	a detailed financial modeling and scenario analysis;

•	reference calls within the Blackstone network on the company and relevant industry outlook;

•	on-site visits and customer and supplier reference calls, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	a review of financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

Third parties are often involved in the Advisers’ due diligence process, whether they are hired by the Advisers or by the lead sponsor in a transaction. Utilizing consultants to help evaluate a business and test an investment thesis is typically very beneficial. When possible, the Advisers seek to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

The foregoing initial assessment is then followed by extensive credit analysis, including asset valuation, financial analysis, cash flow analysis and scenario analysis, legal and accounting review, and comparable credit and equity analyses. A thorough assessment of structure and leverage of a transaction and how the particular investment fits into the overall investment strategy of the portfolio is conducted. Blackstone Credit & Insurance’s typical investment process (including diligence) for an originated investment opportunity typically spans two to six months, from the initial screen through final approval and funding. Depending on the deal, each investment team typically consists of four to five investment professionals, consisting of a senior managing director, managing director, principal or vice president and associate and/or analyst.

The Investment Committee utilizes a consensus-driven approach and includes long-tenured professionals that have been with Blackstone Credit & Insurance on average of approximately 16 years and have approximately 24 years of industry experience: Brad Marshall, Michael Zawadzki, Michael Carruthers, Brad Colman, Justin Hall, Robert Horn, Valerie Kritsberg, Daniel Leiter, Ferdinand Niederhofer, Daniel Oneglia, Robert Petrini and Louis Salvatore. For transactions above certain size parameters, others who participate in the Investment Committee process include members of Blackstone senior leadership, Jonathan Gray, Michael Chae, Vikrant Sawhney, and Kenneth Caplan, as well as others on the investment team responsible for conducting due diligence, and other senior members of Blackstone Credit & Insurance and broader Blackstone. For certain investments, generally smaller investments where the Fund is participating alongside other lenders in a “club” deal, providing an anchor order or purchasing broadly syndicated loans, the Investment Committee has delegated the authority to make an investment decision to the CIO or Portfolio Manager of a strategy or fund.

The Investment Committee review process is multi-step and iterative and occurs in parallel with the diligence and structuring of investments. The initial investment screening process involves an Investment Committee “Heads-Up” review presentation by the senior managing director leading a given transaction and members of the investment team. The Heads-Up review involves the production of a short memorandum with a focus on the following diligence items: an early diligence review of the underlying business fundamentals; expected return potential; expected investment size; assessment of key risks; and an appropriate initial diligence plan. At this point in the decision-making process, the Investment Committee will decide whether or not the investment team should proceed with deeper diligence on the investment opportunity.

Once in-depth diligence has commenced, the investment team compiles its findings, credit risks and mitigants, and preliminary transaction recommendation into a memorandum that is presented to a select group of senior managing directors in a weekly forum referred to as “Office Hours.” Office Hours provides a subset of the Investment Committee the opportunity to review the investment team’s detailed diligence findings in advance of presenting to the full Investment Committee, and to pose questions and recommendations to the investment team regarding its credit evaluation.

The ultimate results and findings of the investment analysis, including any follow up diligence items identified at Office Hours, are compiled in comprehensive investment memoranda that are used as the basis to support the investment thesis and are utilized by the Investment Committee (or delegate, if applicable) for final investment review and approval.

Portfolio Monitoring

Active management of our investments is performed by the team responsible for making the initial investment as well as by members of the Office of the CIO. Blackstone Credit & Insurance believes that actively managing an investment allows it to identify problems early and work with companies to develop constructive solutions when necessary. Blackstone Credit & Insurance will monitor our portfolio with a focus toward anticipating negative credit events. In seeking to maintain portfolio company performance and help to ensure a successful exit, Blackstone Credit & Insurance will work closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, Blackstone Credit & Insurance will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a monthly or quarterly basis from portfolio companies. Blackstone Credit & Insurance will use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing rigorous assessment of the company’s operating performance and prospects.

While the initial investment team remains primarily responsible for the collection, analysis, and dissemination of financial information received from portfolio companies, the portfolio managers and members of the Office of the CIO, which consisted of 127 professionals as of December 31, 2025, also review portfolio reporting on a daily, weekly, and monthly basis to identify early signs of outperformance or underperformance.

Blackstone Credit & Insurance maintains several formal forums to review and monitor the portfolio. Quarterly portfolio reviews are conducted to identify broad trends across the portfolio and assess recent performance. Blackstone Credit & Insurance conducts industry-specific reviews across both our private and liquids businesses to provide in-depth insights into particular sectors, bringing together comprehensive insights across our platform. In addition, bi-weekly portfolio screening committees and monthly Watch List Committee meetings are used for in-depth reviews of credits.

In instances of weaker than expected performance, members of the Office of the CIO, including over 20 professionals dedicated to asset management as of December 31, 2025, may work closely with deal teams to review and diligence the source of underperformance, re-underwrite the business, and develop a comprehensive strategy for go-forward management of the position. Blackstone Credit & Insurance’s Asset Management Group, housed within the Office of the CIO, comprises a team of functionally-oriented professionals focused on three verticals: Financial Solutions, Operational Asset Management, and Legal / Restructuring. Financial Solutions provides detailed financial analysis, re-underwriting capabilities, and support for portfolio companies such as cash flow estimates or other financial management tools, as needed. Operational Asset Management assesses portfolio company processes, management, and operational capabilities to support and drive operational improvements. Operational Asset Management also is responsible for our Value Creation Program, which leverages the scale of the broader Blackstone platform in order to improve operations and profitability at Blackstone Credit & Insurance portfolio companies.

Financial reporting for portfolio companies is reviewed on a daily, weekly and monthly basis by deal teams and members of the Office of the CIO, including the Asset Management and Portfolio Insights teams. Blackstone Credit & Insurance utilizes a series of proprietary portfolio dashboards and automated reports to ensure responsible parties receive detailed information on a timely basis. Each week, all financial reporting results across the portfolio are aggregated and distributed to the portfolio management team for review. Portfolio company performance updates, including recent developments and go-forward action plans for underperforming assets, are reviewed at bi-weekly portfolio screening committee and monthly Watch List Committee meetings, which include members of the Investment Committee. Our formal Watch List, which is managed by the Office of the CIO, is reviewed at monthly Watch List Committee meetings, with interim updates as needed. The Watch List Committee is comprised of members of the Investment Committee and includes investment professionals from both our Liquid Credit and Private Credit businesses. On a quarterly basis, the watch list is also reviewed in depth with Blackstone senior management including President and Chief Operating Officer Jonathan Gray, Chief Financial Officer Michael Chae, and Global Co-Chief Investment Officer Kenneth Caplan.

Valuation Process. Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. With respect to investments for which market quotations are not readily available, the Board of Trustees reviews the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith, based on the input of the Audit Committee, the Advisers’ valuation committee and where applicable, the independent valuation firms and other external service providers, based on procedures adopted by, and subject to the supervision of, the Board of Trustees.

Managerial Assistance. As a BDC, we must offer, and provide upon request, significant managerial assistance to certain of our portfolio companies except where the Fund purchases securities of an issuer in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance, including through the Value Creation Program. The Advisers and the Administrators will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Advisers, will retain any fees paid for such assistance.

Exit

In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on its investments to include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt securities in which we will invest have stated maturities of five to eight years, based on Blackstone Credit & Insurance’s past experience, we believe most of these securities will be redeemed or sold prior to maturity. These securities often have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. However, there is no assurance that our investments will achieve realization events as a result of refinancings, sales of portfolio companies or public offerings and these realization events will become more unlikely when conditions in the credit and capital markets have deteriorated.

The investment team regularly reviews investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. We believe the Advisers’ ability to utilize the entire resources of Blackstone Credit & Insurance, including the public market traders, research analysts and capital markets functions, allows the Advisers to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.

Investments

As of December 31, 2025, the fair value of our investments was $82.2 billion in 700 portfolio companies. The composition of the Fund’s investment portfolio at cost and fair value was as follows:

	December 31, 2025
	Cost	Fair Value	% of Total Investments at Fair Value
First lien debt	$73,980,617	$73,345,369	89.2%
Second lien debt	3,296,882	3,262,537	4.0
Unsecured debt	80,808	79,427	0.1
Structured finance obligations - debt instruments	501,804	501,333	0.6
Structured finance obligations - equity instruments	331,279	301,610	0.4
Investments in joint ventures	1,932,706	1,791,813	2.2
Equity and other (1)	2,792,145	2,917,257	3.5

Total	$82,916,241	$82,199,346	100.0%

(1)	Includes equity investment in SLC.

As of December 31, 2025 the Fund had unfunded commitments, including delayed draw term loans and revolvers, in the aggregate principal amount of $13.4 billion.

See the Consolidated Schedule of Investments as of December 31, 2025, in our consolidated financial statements in “Item 8. Financial Statements and Supplementary Data—Consolidated Schedule of Investments” in our annual report on Form 10-K for the fiscal year ended December 31, 2025 for more information on these investments.

Allocation of Investment Opportunities and Potential Conflicts of Interest

General

Blackstone Credit & Insurance, including the Advisers, provides investment management services to the Other Blackstone Credit & Insurance Clients. In addition, Blackstone provides investment management services to Blackstone Clients (as defined below).

Blackstone and Blackstone Credit & Insurance will share appropriate investment and sale opportunities with Other Clients (as defined below) and the Fund in accordance with the Advisers Act and Blackstone or Blackstone Credit & Insurance allocation policies, as applicable, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside Other Clients.

Co-Investment Relief

We have in the past co-invested, and in the future will co-invest, with certain affiliates of Blackstone and the Advisers. We have received an exemptive order from the SEC that permits us and other Regulated Funds (as defined below) to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Board has approved co-investment policies and procedures describing how we will comply with the co-investment exemptive relief. Further, the Advisers have adopted co-investment policies and procedures describing the allocation of co-investment opportunities in which we will have the opportunity to participate with one or more of Blackstone, Blackstone Credit & Insurance BDCs, other Regulated Funds and other public or private Blackstone and Blackstone Credit & Insurance funds that target similar assets. If Blackstone Credit & Insurance considers an investment that is consistent with our Core Mandate, Blackstone Credit & Insurance must present us with the opportunity to participate in the investment. We may determine to participate or not to participate, depending on whether Blackstone or Blackstone Credit & Insurance determine that the investment is appropriate for us (e.g., based on investment strategy). If we do participate, the co-investment is generally allocated to us, any other Blackstone Credit & Insurance BDCs and other Regulated Funds (including BXSL) and the other Blackstone and Blackstone Credit & Insurance funds participating in the investment that target similar assets pro rata based on available capital in the applicable asset class. If the Advisers determine that such investment is not appropriate for us or that we should not participate, the investment will not be allocated to us.

Capital Resources and Borrowings

As a RIC, we intend to distribute substantially all of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) to our shareholders. We anticipate generating cash in the future from the issuance of shares and cash flows from operations, including interest received on our debt investments.

Additionally, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. As of December 31, 2025, the Fund’s asset coverage was 235.7%.

Furthermore, while any indebtedness and senior securities remain outstanding, we must take provisions to prohibit any distribution to our shareholders (which may cause us to fail to distribute amounts necessary to avoid entity-level taxation under the Code), or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. In addition, we must also comply with positive and negative covenants customary for these types of facilities.

Competition

We compete for investments with other BDCs, investment funds and a variety of other investors (including private credit funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products, and specialty finance companies), as well as traditional financial services companies such as commercial banks and other sources of funding (including other investment vehicles managed by affiliates of Blackstone). These other BDCs and investment funds and other investors might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may intensify. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.

For additional information concerning the competitive risks we face, see “Risk Factors.”

Non-Exchange Traded, Perpetual-Life BDC

The Fund is non-exchange traded, meaning its Common Shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose Common Shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

Human Resource Capital

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisers or their affiliates pursuant to the terms of the Advisory Agreements and the Administrators or their affiliates pursuant to the Administration Agreements. Each of our executive officers described under “Management of the Fund” is employed by the Advisers or their affiliates. Our day-to-day investment operations are managed by the Advisers. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Advisers or their affiliates. The investment team will focus on origination, non-originated investments and transaction development and the ongoing monitoring of our investments.

SENIOR SECURITIES

As of December 31, 2025 and December 31, 2024, the aggregate principal amount of indebtedness outstanding was $35.1 billion and $30.7 billion, respectively.

Additional information about our senior securities is included in “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 10. Financial Highlights and Senior Securities” in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2025 for each portfolio company in which the Fund had an investment. Percentages shown for class of securities held by the Fund represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Board of Trustees approved the valuation of the Fund’s investment portfolio, as of December 31, 2025, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Fund’s documented valuation policy that has been reviewed and approved by the Board of Trustees, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Fund’s investments, see the Fund’s financial statements included in this prospectus.

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt
First Lien Debt—non-controlled/non-affiliated
Aerospace & Defense
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(10)(17)	SOFR + 4.25%	8.37%	7/25/2025	5/25/2029		$	41,085	$29,763	$21,285	0.04%
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(10)(17)	SOFR + 4.25%	8.37%	7/25/2025	5/25/2029			5,963	4,310	3,089	0.01
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(4)(10)(17)	SOFR + 4.25%	8.37%	7/25/2025	5/25/2029			36,437	24,865	16,579	0.03
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(4)(5)(7)(10)	P + 3.00%	9.75%	7/25/2025	5/25/2029			13,086	7,787	12,762	0.03
Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(10)	SOFR + 5.25%	9.07%	1/7/2021	12/27/2027			32,134	32,115	32,134	0.07
Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(10)	SOFR + 5.25%	9.07%	1/10/2025	12/27/2027			138,318	137,386	138,318	0.29
Fastener Distribution Holdings, LLC	201 East John Carpenter Freeway, Mandalay Tower 3, Suite 700, Irving, TX 75062 United States	(4)(10)	SOFR + 4.75%	8.42%	10/31/2024	11/4/2031			173,694	172,245	173,694	0.36
Fastener Distribution Holdings, LLC	201 East John Carpenter Freeway, Mandalay Tower 3, Suite 700, Irving, TX 75062 United States	(4)(7)(10)	SOFR + 4.75%	8.42%	10/31/2024	11/4/2031			26,178	25,785	26,178	0.05
Frontgrade Technologies Holdings, Inc.	4350 Centennial Blvd Colorado Springs, CO 80907 United States	(4)(7)(10)	SOFR + 5.25%	9.13% (incl. 1.50% PIK)	1/9/2023	1/9/2030			2,405	2,361	2,355	0.00
Frontgrade Technologies Holdings, Inc.	4350 Centennial Blvd Colorado Springs, CO 80907 United States	(4)(5)(10)	SOFR + 5.25%	9.12% (incl. 1.50% PIK)	3/18/2025	1/9/2030			354	351	347	0.00
Frontgrade Technologies Holdings, Inc.	4350 Centennial Blvd Colorado Springs, CO 80907 United States	(4)(5)(10)	SOFR + 5.00%	8.94%	7/7/2025	1/9/2030			92	92	90	0.00
Horizon CTS Buyer, LLC	490 1st Ave South, Suite 600 St. Petersburg, FL 33701 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.42%	3/28/2025	3/29/2032			67,307	66,463	66,758	0.14

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Aerospace & Defense (continued)
Horizon CTS Buyer, LLC	490 1st Ave South, Suite 600 St. Petersburg, FL 33701 United States	(4)(5)(10)	SOFR + 4.75%	8.42%	10/25/2025	3/29/2032		$	80,000	$79,610	$79,600	0.17%
Horizon CTS Buyer, LLC	490 1st Ave South, Suite 600 St. Petersburg, FL 33701 United States	(4)(5)(10)	SOFR + 4.75%	8.42%	3/28/2025	3/29/2032			11,689	11,585	11,630	0.02
Karman Holdings, Inc.	5351 Argosy Avenue, Huntington Beach, CA United States	(6)(8)	SOFR + 3.50%	7.17%	4/1/2025	4/1/2032			24,875	24,653	25,139	0.05
Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(6)(7)(11)	SOFR + 4.25%	7.97%	7/28/2022	5/10/2030			280,968	278,450	280,968	0.59
Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(6)(11)	SOFR + 4.25%	7.97%	12/23/2025	5/10/2030			445,000	436,146	445,000	0.93
Magneto Components BuyCo, LLC	311 Sinclair Rd, Bristol, PA 19007 United States	(4)(7)(10)	SOFR + 6.00%	9.67%	12/5/2023	12/5/2030			54,797	53,710	54,319	0.11
Peraton Corp.	12975 Worldgate Drive, Herndon, VA 20170 United States	(10)	SOFR + 3.75%	7.69%	2/1/2021	2/1/2028			14,171	14,184	13,182	0.03
TransDigm, Inc.	1350 Euclid Avenue, Suite 1600, Cleveland, OH 44115 United States	(6)(8)	SOFR + 2.50%	6.22%	11/28/2023	2/28/2031			8,867	8,889	8,911	0.02
TransDigm, Inc.	1350 Euclid Avenue, Suite 1600, Cleveland, OH 44115 United States	(6)(8)	SOFR + 2.50%	6.22%	8/22/2025	8/19/2032			2,993	2,996	3,008	0.01
Vertex Aerospace Services Corp.	555 Industrial Drive South, Madison, MS 39110 United States	(6)(10)	SOFR + 2.25%	5.97%	12/6/2021	12/6/2030			11,556	11,524	11,637	0.02
West Star Aviation Acquisition, LLC	796 Heritage Way, Grand Junction, CO 81506 United States	(4)(10)	SOFR + 4.50%	8.22%	5/20/2025	5/20/2032			154,099	153,046	154,099	0.32
West Star Aviation Acquisition, LLC	796 Heritage Way, Grand Junction, CO 81506 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.22%	5/20/2025	5/20/2032			3,240	3,092	3,240	0.01
West Star Aviation Acquisition, LLC	796 Heritage Way, Grand Junction, CO 81506 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.22%	5/20/2025	5/20/2032			15,081	14,918	15,081	0.03

										1,596,326	1,599,403	3.33
Air Freight & Logistics
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL 33156 United States	(4)(10)	SOFR + 4.75%	8.57%	6/11/2021	6/11/2027			227,048	225,993	227,048	0.48
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL 33156 United States	(4)(10)	SOFR + 4.75%	8.57%	12/21/2021	6/11/2027			50,918	50,650	50,918	0.11
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL 33156 United States	(4)(10)	SOFR + 4.75%	8.57%	7/25/2022	6/11/2027			92,784	92,236	92,784	0.19
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL 33156 United States	(4)(5)(10)	SOFR + 4.75%	8.57%	3/19/2025	6/11/2027			24,157	24,079	24,157	0.05
ENV Bidco, AB	Staffans väg 2A SE-192 78 Sollentuna, Sweden	(4)(6)(7)(8)	E + 5.00%	7.02%	12/12/2024	7/27/2029		EUR	114,257	114,418	133,873	0.28

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Air Freight & Logistics (continued)
ENV Bidco, AB	Staffans väg 2A SE-192 78 Sollentuna, Sweden	(4)(6)(10)	SOFR + 5.00%	8.69%	12/12/2024	7/27/2029		$	114,097	$112,756	$114,097	0.24%
Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	10.24%	1/7/2021	12/9/2027			27,119	26,937	24,678	0.05
Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	10.24%	2/4/2022	12/9/2027			134,638	133,447	122,520	0.26
R1 Holdings, LLC	1 Kellaway Dr, Randolph, MA 02368 United States	(4)(5)(7)(11)	SOFR + 6.25%	9.95%	12/30/2022	12/29/2028			1,320	1,301	1,260	0.00
RWL Holdings, LLC	767 5th Ave #4200, New York, NY 10153 United States	(4)(10)	SOFR + 5.75%	9.57%	12/13/2021	12/31/2028			267,372	265,098	248,656	0.52
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(11)	SOFR + 10.00%	13.82% PIK	11/27/2024	11/27/2029			10,327	10,195	10,327	0.02
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(11)	SOFR + 7.00%	10.82% PIK	11/27/2024	5/27/2030			31,081	31,081	31,081	0.07
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(7)(11)	SOFR + 10.50%	14.36% (incl. 9.50% PIK)	11/10/2025	11/27/2029			2,400	2,394	2,400	0.01
The Kenan Advantage Group, Inc.	4895 Dressler Road, Canton, OH 44718 United States	(8)	SOFR + 3.25%	6.97%	8/6/2024	1/25/2029			7,470	7,470	7,418	0.02
Wwex Uni Topco Holdings, LLC	2323 Victory Avenue Suite 1600, Dallas, TX 75219 United States	(10)	SOFR + 4.00%	7.67%	11/8/2024	7/26/2028			19,442	19,396	19,555	0.04
Wwex Uni Topco Holdings, LLC	2323 Victory Avenue Suite 1600, Dallas, TX 75219 United States	(4)(10)	SOFR + 4.75%	8.42%	3/21/2025	7/26/2028			83,882	82,753	84,197	0.18

										1,200,204	1,194,969	2.52
Airlines
Air Canada	2001 University Street Suite 1600, Montreal, QC H3A 2A6 Canada	(6)(8)	SOFR + 2.00%	5.72%	3/21/2024	3/14/2031			6,228	6,217	6,277	0.01
American Airlines, Inc.	1 Skyview Drive, MD 8B361 Fort Worth, TX 76155 United States	(6)(8)	SOFR + 2.25%	6.13%	4/4/2025	4/20/2028			8,458	8,277	8,488	0.02
Vista Management Holding, Inc.	100 Southeast Third Avenue, Suite 2500, Fort Lauderdale, FL 33394 United States	(6)(8)	SOFR + 3.75%	7.74%	4/1/2025	4/1/2031			17,769	17,652	17,965	0.04

										32,146	32,730	0.07
Auto Components
Clarios Global, LP	Florist Tower, 5757 N. Green Bay Ave., Glendale, WI 53209 United States	(6)(8)	SOFR + 2.50%	6.22%	7/16/2024	5/6/2030			4,834	4,805	4,846	0.01
Clarios Global, LP	Florist Tower, 5757 N. Green Bay Ave., Glendale, WI 53209 United States	(6)(8)	SOFR + 2.75%	6.47%	4/10/2025	1/28/2032			8,615	8,412	8,670	0.02
Dellner Couplers Group, AB	Vikavagen 144 79195 Falun, Sweden	(5)(6)(8)	E + 5.43%	7.32%	6/20/2024	6/18/2029		EUR	23,500	25,043	27,712	0.06

										38,260	41,228	0.09

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Beverages
Triton Water Holdings, Inc.	900 Long Ridge Road, Building 2, Stamford, CT 06902 United States	(9)	SOFR + 2.25%	5.92%	1/31/2025	3/31/2028		$	43,866	$43,866	$44,042	0.09%
Biotechnology
Axsome Therapeutics, Inc.	One World Trade Center, 29th Floor, New York, NY 10007 United States	(4)(5)(6)(10)	SOFR + 4.75%	8.42%	5/6/2025	5/8/2030			60,260	59,736	60,260	0.13
Axsome Therapeutics, Inc.	One World Trade Center, 29th Floor, New York, NY 10007 United States	(4)(5)(6)(7)(10)	SOFR + 4.00%	7.69%	5/6/2025	5/8/2030			35,152	34,999	35,152	0.07
Grifols Worldwide Operations USA, Inc.	18 Commerce Way, Suite 4800, Wilmington, MA 01801 United States	(8)	SOFR + 2.00%	5.97%	1/7/2021	11/15/2027			37	37	37	0.00
MannKind Corp.	30930 Russell Ranch Road Suite 300, Westlake Village, CA 91362 United States	(4)(5)(6)(7)(14)	SOFR + 4.75%	8.53%	8/6/2025	8/6/2030			88,776	87,347	87,593	0.18

										182,119	183,042	0.38
Broadline Retail
Peer Holding III, BV	Perenmarkt 15, 1681 PG Zwaagdijk-Oost, The Netherlands	(6)(8)	SOFR + 2.50%	6.17%	6/26/2024	7/1/2031			6,930	6,930	6,968	0.01
Building Products
Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 5.63%	9.38%	7/25/2022	8/1/2028			25,220	25,036	20,050	0.04
Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 3.25%	7.10%	4/15/2021	4/12/2028			4,767	4,753	3,759	0.01
ES Group Holdings III, Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(8)	E + 5.75%	7.77%	11/22/2021	4/23/2028		EUR	30,879	33,812	29,032	0.06
ES Group Holdings III, Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(10)	SOFR + 5.75%	9.67%	11/22/2021	4/23/2028			64,562	63,909	51,649	0.11
Fencing Supply Group Acquisition, LLC	211 Perimeter Center Pkwy NE #250, Dunwoody, GA 30346 United States	(4)(11)	SOFR + 6.00%	9.82%	2/26/2021	2/26/2027			108,443	108,072	104,376	0.22
Great Day Improvements, LLC	700 Highland Rd, Macedonia, OH 44056 United States	(4)(13)	SOFR + 5.50%	9.33%	6/13/2024	6/13/2030			35,783	35,252	34,351	0.07
Great Day Improvements, LLC	700 Highland Rd, Macedonia, OH 44056 United States	(4)(5)(7)(13)	SOFR + 5.50%	9.35%	6/13/2024	6/13/2030			1,183	1,095	946	0.00
Griffon Corp.	712 Fifth Ave, 18th Floor New York, NY 10019 United States	(6)(8)	SOFR + 2.00%	5.67%	6/16/2025	1/24/2029			916	918	921	0.00
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	9.82%	1/7/2021	2/25/2027			43,474	43,378	40,214	0.08
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	9.82%	4/20/2022	2/25/2027			187,540	186,986	173,474	0.36

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Building Products (continued)
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	9.82%	1/7/2021	2/25/2027		$	6,319	$6,304	$5,845	0.01%
Janus International Group, LLC	135 Janus International Blvd., Temple, GA 30179 United States	(6)(8)	SOFR + 2.50%	6.32%	6/16/2025	8/3/2030			1,297	1,292	1,301	0.00
L&S Mechanical Acquisition, LLC	1101 E Arapaho Rd, Suite 190, Richardson, TX 75081 United States	(4)(10)	SOFR + 6.25%	10.09%	9/1/2021	9/1/2027			134,120	133,194	128,755	0.27
LBM Acquisition, LLC	1000 Corporate Grove Drive, Buffalo Grove, IL 60089 United States	(10)	SOFR + 3.75%	7.58%	6/6/2024	6/6/2031			40,346	40,037	37,955	0.08
MIWD Holdco II, LLC	2550 Interstate Drive, Suite 400 Harrisburg, PA 17110 United States	(8)	SOFR + 2.75%	6.47%	3/28/2024	3/28/2031			4,444	4,462	4,454	0.01
Oscar Acquisitionco, LLC	5005 Lyndon B Johnson Fwy Suite 1050, Dallas, TX 75244 United States	(9)	SOFR + 4.25%	7.92%	4/29/2022	4/29/2029			2,947	2,955	2,130	0.00
Windows Acquisition Holdings, Inc.	235 Sunshine Road Royal, AR 71968 United States	(4)(11)	SOFR + 6.50%	10.32%	1/7/2021	12/29/2026			59,362	59,179	48,826	0.10

										750,634	688,038	1.42
Capital Markets
Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco, CA 94111 United States	(6)(8)	SOFR + 3.50%	7.39%	2/27/2025	2/27/2032			92,247	92,089	87,174	0.18
Aretec Group, Inc.	2301 Rosecrans Ave., Suite 5100, El Segundo, CA 90245 United States	(6)(8)	SOFR + 3.00%	6.72%	11/20/2025	8/9/2030			11,273	11,262	11,330	0.02
FFML Holdco, Ltd.	Private Bag 93502, Takapuna, Auckland 0740, New Zealand	(4)(6)(10)	B + 4.50%	7.03%	11/11/2022	11/30/2028		NZD	36,150	21,936	20,761	0.04
Focus Financial Partners, LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(8)	SOFR + 2.50%	6.22%	1/31/2025	9/15/2031			16,819	16,787	16,866	0.04
GTCR Everest Borrower, LLC	1655 Grant Street, 10th Floor Concord, CA 94520 United States	(6)(7)(8)	SOFR + 2.75%	6.42%	7/25/2025	9/5/2031			16,244	15,994	16,313	0.03
Jane Street Group, LLC	250 Vesey Street, New York, NY 10281 United States	(6)(8)	SOFR + 2.00%	5.82%	5/29/2025	12/15/2031			992	981	989	0.00
Osaic Holdings, Inc.	20 East Thomas Road, Phoenix, AZ 85012 United States	(6)(8)	SOFR + 3.00%	6.60%	8/22/2025	7/30/2032			5,000	4,998	5,027	0.01
Resolute Investment Managers, Inc.	220 E. Las Colinas Blvd., Suite 1200, Irving, TX 75039 United States	(5)(11)	SOFR + 6.50%	10.43%	12/29/2023	10/30/2028			3,883	3,860	3,155	0.01
Situs-AMC Holdings Corporation	5065 Westheimer Suite 700E, Houston, TX 77056 United States	(4)(10)	SOFR + 5.50%	9.17%	5/14/2025	5/14/2031			43,972	43,829	43,972	0.09
Superannuation & Investments US, LLC	Ground Floor Tower 1 201 Sussex Street Sydney, NSW, 2000 Australia	(6)(9)	SOFR + 3.00%	6.72%	7/18/2025	12/1/2028			12,894	12,857	12,991	0.03
The Edelman Financial Engines Center, LLC	28 State Street, 21st Floor, Boston, MA 021094 United States	(6)(8)	SOFR + 3.00%	6.72%	6/5/2024	4/7/2028			19,679	19,683	19,805	0.04

										244,276	238,383	0.49

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Chemicals
Charter Next Generation, Inc.	300 N. LaSalle Drive, Suite 1575, Chicago, IL 60654 United States	(8)	SOFR + 2.75%	6.20%	11/5/2025	11/29/2030		$	6,905	$6,921	$6,928	0.01%
CI Maroon Holdings, LLC	Satumusstraat 15, 2132HB Hoofddorp, the Netherlands	(6)(8)	SOFR + 3.25%	7.02%	8/22/2025	3/3/2031			2,985	2,985	2,940	0.01
DCG Acquisition Corp.	45 Rockefeller Plaza 20th Floor, New York, NY 10111 United States	(4)(7)(10)	SOFR + 5.00%	8.67%	6/13/2024	6/13/2031			236,778	234,696	233,940	0.49
Derby Buyer, LLC	200 Powder Mill Road, Wilmington, DE 19803 United States	(6)(9)	SOFR + 3.00%	6.75%	12/13/2024	11/1/2030			6,387	6,387	6,414	0.01
Formulations Parent Corp.	375 University Avenue, Westwood, MA 02090 United States	(8)	SOFR + 4.00%	7.93%	4/10/2025	4/9/2032			13,965	13,840	13,974	0.03
Nouryon USA, LLC	100 Matsonford Road, Building 1, Suite 50019087 Radnor, PA United States	(6)(8)	SOFR + 3.25%	7.04%	10/30/2025	4/3/2028			3,491	3,495	3,498	0.01

										268,324	267,694	0.56
Commercial Services & Supplies
Access CIG, LLC	6818 A Patterson Pass Road, Livermore, CA 94550 United States	(9)	SOFR + 4.00%	7.72%	8/15/2025	8/19/2030			42,976	42,654	41,579	0.09
Anticimex, Inc.	400 Connell Drive Suite 1300, Berkeley Heights, NJ 07922 United States	(6)(8)	SOFR + 2.90%	6.56%	11/21/2025	11/17/2031			5,571	5,572	5,606	0.01
Armor Holdco, Inc.	48 Wall Street 22nd Floor New York, NY 10005 United States	(6)(9)	SOFR + 3.75%	7.55%	11/20/2025	12/10/2031			6,299	6,299	6,334	0.01
Astra Service Partners, LLC	920 Broadway, Eighth Floor, New York, NY 10010 United States	(4)(7)(10)	SOFR + 4.50%	8.34%	11/26/2025	11/26/2032			164,406	162,990	162,970	0.34
Bazaarvoice, Inc.	338 Pier Avenue, Hermosa Beach, CA 90254 United States	(4)(7)(8)	SOFR + 4.50%	8.09%	5/7/2021	5/7/2029			403,329	403,329	403,329	0.85
CFS Brands, LLC	4711 E. Hefner Rd., Oklahoma City, OK 73131 United States	(4)(11)	SOFR + 5.00%	8.72%	12/20/2024	10/2/2030			217,892	214,937	217,892	0.46
CFS Brands, LLC	4711 E. Hefner Rd., Oklahoma City, OK 73131 United States	(4)(5)(7)(11)	P + 5.00%	8.87%	10/2/2023	10/2/2029			16,458	16,058	16,458	0.03
DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, IL 60173 United States	(8)	SOFR + 3.75%	7.47%	7/2/2025	7/9/2032			14,499	14,422	14,554	0.03
Divisions Holding Corp.	50 W. 5th Street, Suite 300, Cincinnati, OH 45202 United States	(4)(7)(10)	SOFR + 4.50%	8.17%	4/17/2025	4/17/2032			92,759	91,856	92,678	0.19
EAB Global, Inc.	2008 Saint Johns Ave, Washington DC 20037 United States	(9)	SOFR + 3.00%	6.72%	8/16/2021	8/16/2030			13,206	13,192	11,775	0.02
ELK Bidco, Inc.	9701 E. I-20 Eastland, TX 76448 United States	(4)(5)(7)(9)	SOFR + 4.50%	8.50%	6/13/2025	6/14/2032			71,665	71,238	71,381	0.15
EMB Purchaser, Inc.	35 Philmack Drive, Middletown, CT 06457 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.34%	3/13/2025	3/12/2032			54,280	53,479	54,097	0.11
EMB Purchaser, Inc.	35 Philmack Drive, Middletown, CT 06457 United States	(4)(10)	SOFR + 4.50%	8.23%	3/13/2025	3/12/2032			147,777	146,472	147,777	0.31
Foundational Education Group, Inc.	4500 East West Highway Suite 300, Bethesda, MD, 20814 United States	(9)	SOFR + 3.75%	7.85%	8/31/2021	8/31/2028			8,777	8,744	8,114	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Commercial Services & Supplies (continued)
FusionSite Midco, LLC	5611 Ohio Ave, Nashville, TN 37209 United States	(4)(11)	SOFR + 5.25%	9.18%	4/30/2025	11/17/2029		$	100,689	$99,667	$100,689	0.21%
FusionSite Midco, LLC	5611 Ohio Ave, Nashville, TN 37209 United States	(4)(5)(7)(11)	SOFR + 5.25%	9.37%	4/30/2025	11/17/2029			32,710	32,074	32,434	0.07
Garda World Security, Corp.	1390 Barre Street, Montreal QC H3C 1N4 Canada	(6)(8)	SOFR + 3.00%	6.75%	2/7/2025	2/1/2029			20,706	20,706	20,820	0.04
Gatekeeper Systems, Inc.	90 Icon, Foothill Ranch, CA 92610 United States	(4)(10)	SOFR + 5.00%	8.72%	8/27/2024	8/28/2030			249,507	246,603	242,645	0.51
Gatekeeper Systems, Inc.	90 Icon, Foothill Ranch, CA 92610 United States	(4)(7)(10)	SOFR + 5.00%	8.72%	8/27/2024	8/28/2030			20,087	19,171	17,887	0.04
GBT US III, LLC	666 Third Avenue, 4th Floor, New York, NY 10017 United States	(6)(8)	SOFR + 2.50%	6.36%	2/4/2025	7/25/2031			3,960	3,960	3,978	0.01
GFL Environmental Services USA, Inc.	100 New Park Place, Vaughan, Ontario, Canada L4K 0H9	(6)(8)	SOFR + 2.50%	6.27%	4/11/2025	3/3/2032			2,187	2,165	2,199	0.00
Gorilla Investor, LLC	New Park Place, Vaughan, Ontario, Canada L4K 0H9	(4)(10)	SOFR + 5.00%	8.67%	9/26/2024	9/30/2031			165,152	162,441	163,501	0.34
Ground Penetrating Radar Systems, LLC	1901 Indian Wood Cir Maumee, OH 43537 United States	(4)(10)	SOFR + 4.50%	8.17%	1/2/2025	1/2/2032			120,250	119,219	120,250	0.25
Ground Penetrating Radar Systems, LLC	1901 Indian Wood Cir Maumee, OH 43537 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.19%	1/2/2025	1/2/2032			3,552	3,333	3,552	0.01
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)(11)	SOFR + 5.25%	9.09%	10/2/2023	10/2/2030			53,991	52,983	53,991	0.11
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)(5)(11)	SOFR + 5.25%	8.92%	10/2/2023	10/2/2030			5,091	5,012	5,091	0.01
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)(5)(7)(11)	SOFR + 5.25%	8.92%	2/4/2025	10/2/2030			7,858	7,605	7,858	0.02
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)(5)(11)	SOFR + 5.25%	8.92%	7/16/2025	10/2/2030			2,190	2,169	2,190	0.00
ISQ Hawkeye Holdco, Inc.	10640 Company Highway D20 Alden, IA 50006 United States	(4)(5)(10)	SOFR + 4.68%	8.43%	8/20/2024	8/20/2031			8,721	8,587	8,721	0.02
ISQ Hawkeye Holdco, Inc.	10640 Company Highway D20 Alden, IA 50006 United States	(4)(5)(7)(10)	SOFR + 4.68%	8.43%	8/20/2024	8/20/2030			567	548	567	0.00
Java Buyer, Inc.	191 4th St W Ketchum, ID 83340 United States	(4)(10)	SOFR + 5.00%	8.94%	12/15/2021	12/15/2027			136,616	135,764	136,616	0.29
Java Buyer, Inc.	191 4th St W Ketchum, ID 83340 United States	(4)(10)	SOFR + 5.00%	8.94%	11/9/2023	12/15/2027			53,406	52,734	53,406	0.11
Java Buyer, Inc.	191 4th St W Ketchum, ID 83340 United States	(4)(10)	SOFR + 5.00%	8.94%	12/15/2021	12/15/2027			94,823	94,279	94,823	0.20
Java Buyer, Inc.	191 4th St W Ketchum, ID 83340 United States	(4)(7)(10)	SOFR + 5.00%	8.67%	6/28/2024	12/15/2027			80,195	79,858	80,195	0.17
Java Buyer, Inc.	191 4th St W Ketchum, ID 83340 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.82%	5/9/2025	12/15/2027			49,367	48,726	49,367	0.10
Jones Fish Hatcheries & Distributors, LLC	3433 Church St., Cincinnati, OH 45244 United States	(4)(5)(7)(10)	SOFR + 4.25%	8.13%	11/19/2025	11/19/2032			16,464	16,181	16,176	0.03
JSG II, Inc.	1751 Lake Cook Rd, Suite 370, Deerfield, IL 60015 United States	(4)(7)(10)	SOFR + 4.50%	8.23%	9/30/2025	9/30/2032			353,737	351,594	351,513	0.74

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Commercial Services & Supplies (continued)
JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(10)	SOFR + 5.00%	8.69% (incl. 2.75% PIK)	12/29/2021	11/8/2031		$	244,420	$242,815	$244,420	0.51%
JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(10)	SOFR + 5.00%	8.69% (incl. 2.75% PIK)	1/7/2021	11/8/2031			46,790	46,431	46,790	0.10
JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(7)(10)	SOFR + 5.00%	8.67% (incl. 2.75% PIK)	11/8/2024	11/8/2031			584,376	578,957	583,691	1.23
Knowledge Pro Buyer, Inc.	Country Squire Lane, Princeton Junction, NJ 8550 United States	(4)(7)(10)	SOFR + 4.50%	8.32%	12/10/2021	12/10/2029			110,483	109,733	110,437	0.23
KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)(18)	SOFR + 5.50%	9.44%	10/19/2021	10/19/2028			46,001	45,633	40,021	0.08
KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)(18)	SOFR + 5.50%	9.53%	10/19/2021	10/19/2028			20,523	20,360	17,855	0.04
Lsf12 Crown US Commercial Bidco, LLC	6688 North Central Expressway Suite 1600, Dallas, TX 75206 United States	(7)(8)	SOFR + 3.50%	7.37%	7/14/2025	12/2/2031			94,463	91,422	95,136	0.20
Minerva Bidco, Ltd.	Rosemary Cottage—SG4 7JE	(4)(5)(6)(7)(8)	S + 4.25%	8.22%	7/29/2025	11/7/2030		GBP	46,904	61,036	62,339	0.13
OMNIA Partners, LLC	5001 Aspen Grove Drive Franklin, TN 37067 United States	(8)	SOFR + 2.75%	6.45%	1/26/2024	12/31/2032			7,933	7,973	7,974	0.02
Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(10)(18)	SOFR + 5.27%	8.99%	12/1/2021	12/1/2027			187,232	186,026	187,232	0.39
Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(7)(10)(18)	SOFR + 4.75%	8.47%	12/1/2021	12/1/2027			216,950	215,167	216,950	0.46
Polyphase Elevator Holding, Co.	60 Shawmut Road, Suite 1, Canton, MA 02021 United States	(4)(5)(10)	SOFR + 5.00%	8.67%	11/24/2025	11/24/2032			15,922	15,796	15,802	0.03
Polyphase Elevator Holding, Co.	60 Shawmut Road, Suite 1, Canton, MA 02021 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.67%	11/24/2025	11/24/2032			3,037	2,954	2,938	0.01
Prime Security Services Borrower, LLC	1501 Yamato Road, Boca Raton, FL, 33431 United States	(6)(8)	SOFR + 2.00%	6.13%	11/20/2024	10/13/2030			1,330	1,330	1,334	0.00
Prime Security Services Borrower, LLC	1501 Yamato Road, Boca Raton, FL, 33431 United States	(6)(8)	SOFR + 1.75%	5.58%	4/4/2025	3/7/2032			6,451	6,340	6,443	0.01
RailPros Parent, LLC	5605 N. MacArthur Blvd, Suite 650 Irving, TX 75038 United States	(4)(5)(7)(10)	SOFR + 4.25%	8.13%	5/22/2025	5/24/2032			23,268	22,991	23,080	0.05
Saber Parent Holdings Corp.	650 S Tryon Street, Suite 1000, Charlotte, NC 28202 United States	(4)(7)(8)	SOFR + 4.50%	8.21%	12/16/2025	12/16/2032			501,723	498,542	498,522	1.05
SIQ Holdings III Corp.	80 South 8th Street, Suite 1850, Minneapolis, MN 55402 United States	(4)(10)	SOFR + 4.75%	9.20%	12/19/2025	12/19/2032			129,254	127,966	127,961	0.27
SIQ Holdings III Corp.	80 South 8th Street, Suite 1850, Minneapolis, MN 55402 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.23%	12/19/2025	12/19/2030			1,953	1,382	1,379	0.00
TEI Intermediate, LLC	200 Innerbelt Road, Somerville, MA 02143 United States	(4)(10)	SOFR + 5.25%	8.85% (incl. 2.88% PIK)	12/13/2024	12/15/2031			147,377	146,134	147,377	0.31

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Commercial Services & Supplies (continued)
TEI Intermediate, LLC	200 Innerbelt Road, Somerville, MA 02143 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.63%	12/13/2024	12/15/2031		$	11,871	$11,464	$11,871	0.02%
The Hiller Companies, LLC	3751 Joy Springs Drive, Mobile, AL 36693 United States	(4)(10)	SOFR + 5.00%	8.72%	6/20/2024	6/20/2030			74,619	74,063	74,619	0.16
The Hiller Companies, LLC	3751 Joy Springs Drive, Mobile, AL 36693 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.72%	6/20/2024	6/20/2030			20,401	20,143	20,401	0.04
The Hiller Companies, LLC	3751 Joy Springs Drive, Mobile, AL 36693 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.49%	7/17/2025	6/20/2030			8,764	8,666	8,721	0.02
TRC Cos, LLC	21 Griffin Road North, Windsor, CT 06095 United States	(8)	SOFR + 3.00%	6.72%	1/14/2025	12/8/2028			26,525	26,525	26,641	0.06
Vaco Holdings, Inc.	5410 Maryland Way, Suite 460, Brentwood, TN 37027 United States	(10)	SOFR + 5.00%	8.82%	1/21/2022	1/22/2029			8,848	8,829	7,241	0.02
Veregy Consolidated, Inc.	23325 N. 23rd Ave, Suite 120 Phoenix, AZ 85027 United States	(4)(7)(10)	SOFR + 4.25%	8.14%	4/16/2025	4/16/2031			140,628	139,461	140,405	0.29
Water Holdings Acquisition, LLC	2002 West Grand Parkway North, Suite 100, Katy, TX 77449 United States	(4)(10)	SOFR + 5.25%	9.07% (incl. 2.75% PIK)	7/31/2024	7/31/2031			192,865	191,348	192,865	0.41
Water Holdings Acquisition, LLC	2002 West Grand Parkway North, Suite 100, Katy, TX 77449 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.07% (incl. 2.75% PIK)	7/31/2024	7/31/2031			24,294	24,206	24,294	0.05

										5,750,314	5,767,752	12.09
Construction & Engineering
Amentum Holdings, Inc.	4800 Westfields Boulevard, Suite 400 Chantilly, VA 20151 United States	(8)	SOFR + 2.00%	5.72%	4/4/2025	9/29/2031			7,212	7,020	7,242	0.02
Ampirical Solutions, LLC	1654 Ochsner Blvd. Covington, LA 70433 United States	(4)(5)(7)(10)	SOFR + 4.25%	7.92%	9/30/2025	9/30/2032			29,328	28,720	28,697	0.06
Azuria Water Solutions, Inc.	17988 Edison Avenue, Chesterfield, Missouri 63005-1195 United States	(10)	SOFR + 3.00%	6.72%	1/27/2025	5/17/2028			34,092	34,092	34,311	0.07
Brookfield WEC Holdings, Inc.	1000 Westinghouse Drive, Cranberry Township, PA 16066 United States	(8)	SOFR + 2.00%	5.87%	1/25/2024	1/27/2031			6,430	6,392	6,448	0.01
Consor Intermediate II, LLC	6505 Blue Lagoon Drive, Suite 470 Miami, FL 33126 United States	(4)(7)(10)	SOFR + 4.50%	8.17%	5/10/2024	5/10/2031			68,728	68,099	68,728	0.14
Gannett Fleming, Inc.	207 Senate Ave, Camp Hill, PA 17011 United States	(4)(7)(10)	SOFR + 4.75%	8.69%	8/5/2024	8/5/2030			373,801	369,131	371,372	0.78
Home Service TopCo IV, Inc.	3150 E Birch St., Brea, CA 92821 United States	(4)(7)(11)	SOFR + 4.50%	8.10%	6/9/2023	12/31/2027			206,841	204,805	206,627	0.43
Home Service TopCo IV, Inc.	3150 E Birch St., Brea, CA 92821 United States	(4)(5)(11)	SOFR + 4.50%	8.10%	2/28/2025	12/31/2027			16,190	16,092	16,190	0.03
Home Service TopCo IV, Inc.	3150 E Birch St., Brea, CA 92821 United States	(4)(11)	SOFR + 4.50%	8.10%	11/19/2025	12/31/2027			20,274	20,178	20,173	0.04
OEI, Inc.	601 P Street Suite 200, Lincoln, NE 68508 United States	(4)(6)(7)(9)	SOFR + 4.50%	8.19%	12/29/2025	12/29/2032			43,389	42,931	42,931	0.09

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Construction & Engineering (continued)
Pave America Holding, LLC	6801 Kennedy Road Suite 201 Warrenton, VA 20187 United States	(4)(10)	SOFR + 5.25%	8.92% (incl. 2.88% PIK)	8/29/2025	8/27/2032		$	78,319	$77,585	$77,927	0.16%
Pave America Holding, LLC	6801 Kennedy Road Suite 201 Warrenton, VA 20187 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.42%	8/29/2025	8/27/2032			6,084	5,864	5,983	0.01
Pave America Holding, LLC	6801 Kennedy Road Suite 201 Warrenton, VA 20187 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.19% (incl. 2.88% PIK)	8/29/2025	8/27/2032			7,943	7,803	7,808	0.02
Peak Utility Services Group, Inc.	310 Interlocken Parkway Suite 220 Broomfield, CO 80021 United States	(4)(11)	SOFR + 4.50%	8.32%	3/2/2021	3/2/2028			15,170	15,123	15,095	0.03
Peak Utility Services Group, Inc.	310 Interlocken Parkway Suite 220 Broomfield, CO 80021 United States	(4)(5)(11)	SOFR + 4.50%	8.32%	3/2/2021	3/2/2028			2,023	2,019	2,013	0.00
Pike Electric Corp.	615 S College St Suite 300 Charlotte, NC 28202 United States	(4)(7)(10)	SOFR + 4.50%	8.20%	12/19/2025	12/19/2032			275,960	274,239	274,230	0.58
Saber Power Services, LLC	9841 Saber Power Lane, Rosharon, TX 77583 United States	(4)(5)(10)	SOFR + 5.50%	9.27%	10/21/2025	10/21/2031			290,000	289,579	290,000	0.61
Saber Power Services, LLC	9841 Saber Power Lane, Rosharon, TX 77583 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.27%	10/21/2025	10/21/2031			4,978	4,978	4,978	0.01
Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield, IL 60015 United States	(7)(10)	SOFR + 4.25%	7.92%	6/20/2024	8/31/2028			9,850	9,779	9,754	0.02
Touchdown Acquirer, Inc.	c/o Leonard Green & Partners, L.P. 11111 Santa Monica Blvd, Suite 2000 Los Angeles, CA 90025 United States	(6)(8)	SOFR + 2.75%	6.57%	6/2/2025	2/21/2031			993	972	997	0.00

										1,485,401	1,491,504	3.11
Construction Materials
Quikrete Holdings, Inc.	5 Concourse Parkway Suite 1900 Atlanta, GA 30328 United States	(8)	SOFR + 2.25%	5.97%	2/18/2025	2/10/2032			14,887	14,797	14,950	0.03
Tamko Building Products, LLC	198 Four States Drive, P.O. Box 97, Galena, KS 66739 United States	(8)	SOFR + 2.75%	6.95%	10/23/2024	9/20/2030			2,955	2,955	2,978	0.01

										17,752	17,928	0.04
Consumer Staples Distribution & Retail
Crumbl Enterprises, LLC	2570 W 600 N, Ste 200, Lindon, UT 84042 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.17%	4/30/2025	5/5/2032			85,579	84,742	85,117	0.18
Containers & Packaging
Ascend Buyer, LLC	1111 Busch Parkway, Buffalo Grove, IL 60089 United States	(4)(10)	SOFR + 5.25%	9.25%	10/18/2022	9/30/2028			11,184	11,029	11,184	0.02
Ascend Buyer, LLC	1111 Busch Parkway, Buffalo Grove, IL 60089 United States	(4)(5)(10)	SOFR + 5.25%	8.92%	3/20/2025	9/30/2028			1,360	1,348	1,360	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Containers & Packaging (continued)
Ascend Buyer, LLC	1111 Busch Parkway, Buffalo Grove, IL 60089 United States	(4)(5)(7)(10)	SOFR + 5.25%	8.94%	9/30/2021	9/30/2028		$	1,212	$1,160	$1,212	0.00%
Berlin Packaging, LLC	525 West Monroe Street, Chicago, IL 60661 United States	(8)	SOFR + 3.25%	7.24%	7/25/2025	6/7/2031			18,720	18,747	18,784	0.04
Clydesdale Acquisition Holdings, Inc.	101 E Carolina Ave Hartsville, SC 29550 United States	(9)	SOFR + 3.18%	6.89%	4/13/2022	4/13/2029			13,989	13,806	14,017	0.03
Clydesdale Acquisition Holdings, Inc.	101 E Carolina Ave Hartsville, SC 29550 United States	(9)	SOFR + 3.25%	6.97%	4/1/2025	4/1/2032			9,811	9,719	9,814	0.02
Graham Packaging Co., Inc.	148 Quay Street Floor 9, Auckland Central Auckland, 1010 New Zealand	(8)	SOFR + 2.50%	6.22%	7/31/2024	8/4/2027			7,708	7,708	7,747	0.02
MAR Bidco S.à r.l.	46A Avenue J.F. Kennedy, L-1855 Luxembourg, Grand-Duché de Luxembourg	(5)(6)(9)	SOFR + 4.20%	8.12%	6/28/2021	7/6/2028			3,780	3,773	3,387	0.01
ProAmpac PG Borrower, LLC	12025 Tricon Road, Cincinnati, OH 45246 United States	(10)	SOFR + 4.00%	7.88%	4/9/2024	9/15/2028			16,029	16,029	16,082	0.03
Ring Container Technologies Group, LLC	1 Industrial Park Rd. Oakland, TN 38060 United States	(9)	SOFR + 2.50%	6.22%	10/30/2025	9/15/2032			3,491	3,502	3,505	0.01
TricorBraun Holdings, Inc.	6 CityPlace Drive Suite 1000 Saint Louis, MO 63141 United States	(9)	SOFR + 3.25%	6.97%	3/3/2021	3/3/2031			23,930	23,719	23,233	0.05
Trident TPI Holdings, Inc.	460 Swedesford Rd Wayne, PA 19087 United States	(9)	SOFR + 3.75%	7.42%	10/18/2024	9/15/2028			11,964	11,964	11,521	0.02

										122,504	121,846	0.25
Distributors
BP Purchaser, LLC	2650 Galvin Dr, Elgin, IL 60124 United States	(4)(5)(10)	SOFR + 5.50%	9.48%	12/10/2021	12/11/2028			8,134	8,069	6,243	0.01
Genuine Cable Group, LLC	50 Broadway, Hawthorne, NY 10532 United States	(4)(10)	SOFR + 5.75%	9.57%	11/1/2021	11/2/2026			29,343	29,218	28,609	0.06
Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis, MO 63141 United States	(4)(10)	SOFR + 7.25%	11.38% (incl. 3.25% PIK)	11/1/2022	6/23/2028			16,051	15,846	14,446	0.03
Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis, MO 63141 United States	(4)(10)	SOFR + 7.00%	11.13% (incl. 3.25% PIK)	12/31/2021	6/23/2028			27,060	26,875	24,219	0.05
NDC Acquisition Corp.	402 BNA Drive, Suite 500, Nashville, TN 37217 United States	(4)(11)	SOFR + 5.00%	8.84%	3/9/2021	3/9/2028			21,431	21,315	21,431	0.05
NDC Acquisition Corp.	402 BNA Drive, Suite 500, Nashville, TN 37217 United States	(4)(5)(7)(11)	SOFR + 5.00%	8.84%	3/9/2021	3/9/2028			343	324	343	0.00
PT Intermediate Holdings III, LLC	1200 Greenbriar Dr., Addison, IL 60101 United States	(4)(7)(10)	SOFR + 5.00%	9.00% (incl. 1.75% PIK)	4/9/2024	4/9/2030			174,995	174,661	174,995	0.37
S&S Holdings, LLC	220 Remington Blvd, Bolingbrook, IL 60440 United States	(9)	SOFR + 5.00%	8.83%	3/11/2021	3/11/2028			7,711	7,721	7,727	0.02
S&S Holdings, LLC	220 Remington Blvd, Bolingbrook, IL 60440 United States	(9)	SOFR + 5.00%	8.73%	4/3/2025	10/1/2031			3,930	3,780	3,874	0.01
Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.50%	10.44%	1/7/2021	11/13/2026			80,969	80,886	78,742	0.17

										368,695	360,629	0.77

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Diversified Consumer Services
American Restoration Holdings, LLC	1585 Broadway, 37th Floor, New York, NY 10036 United States	(4)(11)	SOFR + 5.00%	8.97%	7/19/2024	7/24/2030		$	27,197	$26,784	$27,061	0.06%
American Restoration Holdings, LLC	1585 Broadway, 37th Floor, New York, NY 10036 United States	(4)(5)(11)	SOFR + 5.00%	8.92%	7/19/2024	7/24/2030			8,098	7,975	8,058	0.02
American Restoration Holdings, LLC	1585 Broadway, 37th Floor, New York, NY 10036 United States	(4)(5)(7)(11)	SOFR + 5.00%	8.83%	7/19/2024	7/24/2030			6,841	6,697	6,789	0.01
American Restoration Holdings, LLC	1585 Broadway, 37th Floor, New York, NY 10036 United States	(4)(5)(11)	SOFR + 5.00%	8.97%	7/19/2024	7/24/2030			20,978	20,659	20,873	0.04
American Restoration Holdings, LLC	1585 Broadway, 37th Floor, New York, NY 10036 United States	(4)(5)(7)(11)	SOFR + 5.00%	8.77%	2/19/2025	7/24/2030			18,151	17,861	17,905	0.04
American Restoration Holdings, LLC	1585 Broadway, 37th Floor, New York, NY 10036 United States	(4)(5)(11)	SOFR + 5.00%	8.77%	10/15/2025	7/24/2030			3,504	3,470	3,486	0.01
Ascend Learning, LLC	25 Mall Road 6th Floor, Burlington, MA 01803 United States	(9)	SOFR + 3.00%	6.72%	10/15/2025	12/11/2028			1,496	1,498	1,503	0.00
Barbri Holdings, Inc.	12222 Merit Drive, Suite 1340, Dallas, TX 75251 United States	(4)(10)	SOFR + 5.00%	8.69%	12/20/2024	4/30/2030			173,659	172,406	173,659	0.36
Cambium Learning Group, Inc.	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287 United States	(4)(7)(10)	SOFR + 5.50%	9.46%	7/20/2021	7/20/2028			929,302	925,918	903,746	1.90
Cengage Learning, Inc.	3 Center Plaza, Suite 700, Boston, MA 02108 United States	(6)(11)	SOFR + 3.50%	7.23%	11/22/2024	3/24/2031			10,922	10,882	10,980	0.02
Charger Debt Merger Sub, LLC	375 Northridge Rd. Suite 450, Atlanta, GA 30350 United States	(4)(10)	SOFR + 5.00%	8.67%	5/31/2024	5/31/2031			54,312	53,893	54,041	0.11
Charger Debt Merger Sub, LLC	375 Northridge Rd. Suite 450, Atlanta, GA 30350 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.89%	5/31/2024	5/31/2031			24,473	24,195	24,248	0.05
Charger Debt Merger Sub, LLC	375 Northridge Rd. Suite 450, Atlanta, GA 30350 United States	(4)(5)(7)(10)	P + 4.00%	10.75%	5/31/2024	5/31/2030			1,700	1,649	1,665	0.00
DTA Intermediate II, Ltd.	7430 East Caley Ave, Suite 320E, Centennial, CO 80111 United States	(4)(11)	SOFR + 5.50%	9.19%	3/27/2024	3/27/2030			51,066	50,345	51,066	0.11
DTA Intermediate II, Ltd.	7430 East Caley Ave, Suite 320E, Centennial, CO 80111 United States	(4)(5)(7)(11)	SOFR + 5.50%	9.44%	3/27/2024	3/27/2030			12,893	12,557	12,893	0.03
DTA Intermediate II, Ltd.	7430 East Caley Ave, Suite 320E, Centennial, CO 80111 United States	(4)(5)(11)	S + 5.50%	9.22%	9/18/2025	3/27/2030		GBP	20,744	27,579	27,963	0.06
Element Materials Technology Group US Holdings, Inc.	5 Fleet Pl, London EC4M 7RD, United Kingdom	(6)(9)	SOFR + 3.68%	7.35%	6/24/2022	7/6/2029			7,309	7,268	7,382	0.02
Endeavor Schools Holdings, LLC	9350 South Dixie Highway, Suite 950, Miami, FL 33156 United States	(4)(11)	SOFR + 6.25%	10.12%	7/18/2023	7/18/2029			46,466	45,780	43,097	0.09
Endeavor Schools Holdings, LLC	9350 South Dixie Highway, Suite 950, Miami, FL 33156 United States	(4)(5)(7)(11)	SOFR + 6.25%	10.16%	7/18/2023	7/18/2029			8,553	8,446	7,933	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Diversified Consumer Services (continued)
Essential Services Holding Corp.	139 S. English Station Road, Suite 250, Louisville, KY 40245 United States	(4)(10)	SOFR + 5.00%	8.88%	6/17/2024	6/17/2031		$	69,595	$69,053	$68,899	0.14%
Essential Services Holding Corp.	139 S. English Station Road, Suite 250, Louisville, KY 40245 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.88%	6/17/2024	6/17/2031			3,622	3,499	3,459	0.01
Go Car Wash Management Corp.	9801 Troup Ave, Kansas City, KS 66111 United States	(4)(11)	SOFR + 5.75%	9.57%	10/12/2021	6/30/2028			88,180	87,763	85,975	0.18
Imagine Learning, LLC	8860 E. Chaparral Road, Scottsdale, AZ 85250 United States	(9)	SOFR + 3.50%	7.22%	2/1/2024	12/21/2029			64,059	63,842	61,966	0.13
Mckissock Investment Holdings, LLC	399 South Spring Street Suite 108, St Louis, MO 63110 United States	(10)	SOFR + 5.00%	9.05%	3/10/2022	3/12/2029			9,646	9,602	9,079	0.02
Mckissock Investment Holdings, LLC	399 South Spring Street Suite 108, St Louis, MO 63110 United States	(10)	SOFR + 5.00%	8.87%	11/20/2023	3/12/2029			26,950	26,543	25,367	0.05
Metrodora S.L.	8 Rue Notre Dame, 2240 – Luxembourg	(4)(5)(6)(8)	E + 4.25%	6.32%	8/7/2025	7/15/2032		EUR	1,367	1,579	1,591	0.00
Metrodora S.L.	8 Rue Notre Dame, 2240 – Luxembourg	(4)(5)(6)(8)	E + 4.25%	6.32%	8/7/2025	7/15/2032		EUR	558	645	650	0.00
Pre-Paid Legal Services, Inc.	1 Pre-Paid Way, Ada OK 74820 United States	(9)	SOFR + 3.25%	6.97%	12/15/2021	12/15/2028			17,385	17,327	16,847	0.04
Scientian 2 Spain, S.L.	8 Rue Notre Dame, 2240 – Luxembourg	(4)(5)(6)(8)	E + 4.25%	6.39%	8/7/2025	7/15/2032		EUR	1,599	1,847	1,861	0.00
Scientian France, SAS	8 Rue Notre Dame, 2240 – Luxembourg	(4)(5)(6)(8)	E + 4.25%	6.33%	8/7/2025	7/15/2032		EUR	3,525	4,070	4,101	0.01
Seahawk Bidco, LLC	900 East 8th Avenue, Suite 106, King of Prussia, PA 19406 United States	(4)(7)(11)	SOFR + 4.75%	8.44%	12/19/2024	12/19/2031			287,585	285,037	285,188	0.60
Spring Education Group, Inc.	1999 S Bascom Ave, Suite 400 Campbell, CA 95008 United States	(8)	SOFR + 3.25%	6.92%	9/29/2023	10/4/2030			13,509	13,394	13,603	0.03
Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(4)(10)	SOFR + 5.00%	8.96%	5/1/2024	5/1/2031			197,500	195,996	195,525	0.41
Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(4)(7)(10)	SOFR + 5.00%	9.30%	5/1/2024	5/1/2031			37,147	36,633	36,310	0.08
University Support Services, LLC	3500 Sunrise Hwy, Great River, NY 11739 United States	(9)	SOFR + 2.75%	6.47%	2/10/2022	2/10/2029			8,997	8,952	8,718	0.02

										2,251,644	2,223,487	4.67
Diversified REITs
Iron Mountain Information Management, LLC	1 Federal Street Boston, MA 02110 United States	(8)	SOFR + 2.00%	5.72%	12/28/2023	1/31/2031			5,895	5,912	5,902	0.01
Diversified Telecommunication Services
Radiate Holdco, LLC	650 College Road East, Suite 3100, Princeton, NJ 08540 United States	(10)	SOFR + 5.00%	8.83% (incl. 1.50% PIK)	6/30/2025	9/25/2029			23,219	23,209	17,983	0.04
Zacapa, LLC	4 E Pennsylvania Ave, Pen Argyl, 18072, PA United States	(6)(9)	SOFR + 3.75%	7.42%	10/29/2024	3/22/2029			10,336	10,336	10,356	0.02

										33,545	28,339	0.06

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Electric Utilities
Cogentrix Finance Holdco I, LLC	13860 Ballantyne Corporate Place, 3rd Floor Charlotte, NC 28277 United States	(8)	SOFR + 2.25%	5.97%	8/7/2025	2/26/2032		$	2,154	$2,160	$2,170	0.00%
Grid Alliance Partners, LLC	2350 US Highway 31, North Hartselle, AL 35640 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.42%	7/1/2025	7/1/2032			79,562	78,581	78,896	0.17
Qualus Power Services Corp.	4040 Rev Drive Cincinnati, OH 45232 United States	(4)(11)	SOFR + 4.25%	8.07%	3/26/2021	3/27/2028			60,406	60,120	60,406	0.13
Qualus Power Services Corp.	4040 Rev Drive Cincinnati, OH 45232 United States	(4)(11)	SOFR + 4.25%	8.07%	7/27/2023	3/27/2028			53,450	52,971	53,450	0.11
Qualus Power Services Corp.	4040 Rev Drive Cincinnati, OH 45232 United States	(4)(11)	SOFR + 4.25%	8.02%	5/9/2024	3/27/2028			86,315	85,356	86,315	0.18
Qualus Power Services Corp.	4040 Rev Drive Cincinnati, OH 45232 United States	(4)(5)(11)	SOFR + 4.25%	8.02%	10/10/2025	3/27/2028			27,491	27,358	27,491	0.06
Qualus Power Services Corp.	4040 Rev Drive Cincinnati, OH 45232 United States	(4)(5)(7)(11)	SOFR + 4.25%	8.04%	10/10/2025	3/27/2028			16,330	16,079	16,180	0.03

										322,625	324,908	0.68
Electrical Equipment
Emergency Power Holdings, LLC	44 S Commerce Way, Bethlehem, PA 18017 United States	(4)(7)(11)	SOFR + 4.75%	8.59%	8/17/2021	8/17/2031			253,234	251,751	253,217	0.53
Griffon Bidco, Inc.	1500 Danner Drive, Aurora, OH 44202 United States	(4)(7)(10)	SOFR + 5.00%	8.67%	7/31/2025	7/31/2031			120,006	118,581	119,679	0.25
IEM New Sub 2, LLC	48205 Warm Springs Blvd, Freemont, CA 94539 United States	(4)(7)(9)	SOFR + 4.50%	8.27%	12/3/2025	12/3/2031			646,542	640,388	642,582	1.35
Madison IAQ, LLC	500 W Madison St #3890, Chicago, IL United States	(9)	SOFR + 2.50%	6.70%	6/21/2021	6/21/2028			35,027	34,863	35,236	0.07

										1,045,583	1,050,714	2.20
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(11)	SOFR + 6.00%	9.79%	1/7/2021	12/23/2026			24,734	24,653	24,734	0.05
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(5)(11)	SOFR + 6.00%	10.04%	1/7/2021	12/23/2026			7,424	7,409	7,424	0.02
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(5)(11)	SOFR + 6.00%	9.99%	1/7/2021	12/23/2026			1,904	1,901	1,904	0.00
Duro Dyne National Corp.	13235 Reese Boulevard, West Huntersville, NC 28078 United States	(4)(7)(10)	SOFR + 4.50%	8.32%	11/15/2024	11/17/2031			160,574	158,793	160,402	0.34
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360 United States	(4)(10)	SOFR + 4.75%	8.42%	11/15/2024	7/20/2029			46,212	45,860	46,212	0.10
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.69%	11/15/2024	7/30/2029			2,606	2,551	2,606	0.01
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360 United States	(4)(5)(10)	SOFR + 4.75%	8.42%	11/15/2024	7/30/2029			6,047	6,001	6,047	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Electronic Equipment, Instruments & Components (continued)
Electro Switch Business Trust, LLC	c/o Oaktree Capital Management, L.P. 11611 San Vicente Blvd., Suite 700 Los Angeles, CA 90049	(4)(7)(10)	SOFR + 4.75%	8.42%	9/2/2025	9/2/2032		$	169,865	$168,428	$167,932	0.35%
Guardian Bidco, Inc.	The Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801 United States	(4)(5)(7)(8)	SOFR + 5.50%	9.52%	9/2/2025	8/30/2032			28,965	28,671	28,637	0.06
Infinite Bidco, LLC	17792 Fitch, Irvine, CA 92614 United States	(9)	SOFR + 3.75%	7.85%	3/2/2021	3/2/2028			19,663	19,604	19,474	0.04
Modena Buyer, LLC	3421 Hillview Avenue Palo Alto, CA 94304 United States	(8)	SOFR + 4.25%	8.09%	7/1/2024	7/1/2031			35,497	34,938	35,383	0.07
Phoenix 1 Buyer Corp.	13723 Riverport Drive, St. Louis, MO 63043 United States	(4)(7)(10)	SOFR + 4.75%	8.62%	11/20/2023	11/20/2030			42,382	42,030	42,382	0.09
Spectrum Safety Solutions Purchaser, LLC	13995 Pasteur Blvd., Palm Beach Gardens, FL 33418 United States	(4)(5)(6)(9)	E + 4.50%	6.55%	7/1/2024	7/1/2030		EUR	4,787	5,151	5,626	0.01
Spectrum Safety Solutions Purchaser, LLC	13995 Pasteur Blvd., Palm Beach Gardens, FL 33418 United States	(4)(5)(6)(9)	E + 4.50%	6.52%	7/1/2024	7/1/2031		EUR	63,637	67,543	74,786	0.16
Spectrum Safety Solutions Purchaser, LLC	13995 Pasteur Blvd., Palm Beach Gardens, FL 33418 United States	(4)(6)(7)(9)	SOFR + 4.50%	8.17%	7/1/2024	7/1/2031			288,540	284,243	288,540	0.61

										897,776	912,089	1.92
Energy Equipment & Services
LPW Group Holdings, Inc.	5775 North Sam Houston Pkwy W Suite 100, Houston, TX 77086 United States	(4)(7)(11)	SOFR + 6.00%	9.79%	3/15/2024	3/15/2031			32,340	31,624	31,951	0.07
Entertainment
OEG Borrower, LLC	One Gaylord Drive, Nashville, TN 37204 United States	(8)	SOFR + 3.50%	7.20%	4/22/2025	6/30/2031			8,108	8,004	8,164	0.02
Renaissance Holdings Corp.	2911 Peach Street, Wisconsin Rapids, WI 54494 United States	(9)	SOFR + 4.00%	7.72%	12/6/2024	4/5/2030			2,486	2,486	2,178	0.00

										10,490	10,342	0.02
Financial Services
Atlas Securitized Products Funding 2, LP	230 Park Avenue, Suite 800 New York, NY 10169 United States	(4)(5)(6)(7)(8)	SOFR + 1.50%	5.48%	3/28/2024	5/25/2063			146,690	143,006	146,150	0.31
Carr Riggs & Ingram Capital, LLC	901 Boll Weevil Circle, Ste 200, Enterprise, AL 36330 United States	(4)(9)	SOFR + 4.25%	7.92%	11/18/2024	11/18/2031			43,061	42,700	43,061	0.09
Carr Riggs & Ingram Capital, LLC	901 Boll Weevil Circle, Ste 200, Enterprise, AL 36330 United States	(4)(5)(7)(9)	SOFR + 4.25%	7.92%	11/18/2024	11/18/2031			6,057	5,870	6,006	0.01
Citrin Cooperman Advisors, LLC	50 Rockefeller Plaza New York, NY 10020 United States	(8)	SOFR + 3.00%	6.67%	8/22/2025	4/1/2032			4,489	4,497	4,507	0.01
DM Intermediate Parent, LLC	305 West Big Beaver Road, Suite 200, Troy, MI 48084 United States	(4)(10)	SOFR + 4.75%	8.47%	9/30/2024	9/30/2030			103,788	102,556	103,788	0.22
DM Intermediate Parent, LLC	305 West Big Beaver Road, Suite 200, Troy, MI 48084 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.47%	9/30/2024	9/30/2030			28,124	27,530	27,736	0.06
DM Intermediate Parent, LLC	305 West Big Beaver Road, Suite 200, Troy, MI 48084 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.47%	9/30/2024	9/30/2030			2,477	2,110	2,477	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Financial Services (continued)
Harp Finco, Ltd.	Level 1, IFC 1, Esplanade, St. Helier, JE2 3BX, Jersey	(4)(5)(6)(8)	S + 5.00%	8.72%	3/27/2025	3/27/2032		GBP	84,561	$107,561	$112,274	0.24%
Mitchell International, Inc.	6220 Greenwich Drive, San Diego, CA 92122 United States	(9)	SOFR + 3.25%	6.97%	6/17/2024	6/17/2031		$	64,413	64,161	64,703	0.14
More Cowbell II, LLC	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)(7)(10)	SOFR + 4.50%	7.99%	9/3/2025	9/1/2030			93,097	92,778	93,070	0.20
Nexus Buyer, LLC	1300 N 17th Street, Suite 1800, Arlington, VA 22209 United States	(8)	SOFR + 3.50%	7.22%	11/4/2025	7/31/2031			4,392	4,377	4,337	0.01
PKF O’Connor Davies Advisory, LLC	500 Mamaroneck Avenue, Harrison, NY 10528 United States	(4)(7)(10)	SOFR + 4.50%	8.24%	11/15/2024	11/18/2031			93,442	92,529	93,442	0.20
RFS Opco, LLC	45 Rockefeller Plaza, Floor 5, New York, NY 10111 United States	(4)(7)(9)	SOFR + 4.50%	8.29%	12/2/2025	12/2/2032			141,180	139,717	139,699	0.29
Solera, LLC	1500 Solana Blvd, Ste 6300 Roanoke, TX 76262-1713 United States	(9)(18)	SOFR + 3.75%	7.85%	6/4/2021	6/2/2028			32,160	32,030	31,087	0.07

										861,422	872,337	1.86
Food Products
Dreyers Grand Ice Cream, Inc.	Richmond House, Leeming Bar Industrial Estate, Northallerton, North Yorkshire, DL7 9UL, United Kingdom	(6)(8)	SOFR + 2.25%	6.45%	4/4/2025	9/30/2031			3,970	3,903	3,973	0.01
Froneri US, Inc.	Richmond House, Leeming Bar, North Yorkshire, DL7 9UL, United Kingdom	(6)(8)	SOFR + 2.25%	6.12%	8/22/2025	9/30/2032			3,000	3,000	3,004	0.01

										6,903	6,977	0.02
Gas Utilities
CQP Holdco, LP	251 Little Falls Drive, Wilmington, DE, 19808 United States	(9)	SOFR + 2.00%	5.67%	4/4/2025	12/31/2030			1,489	1,474	1,496	0.00
Ground Transportation
Channelside AcquisitionCo, Inc.	1208 E Kennedy Blvd Tampa, FL 33602 United States	(4)(10)	SOFR + 4.75%	8.59%	5/15/2024	6/30/2028			154,877	154,533	154,877	0.33
Channelside AcquisitionCo, Inc.	1208 E Kennedy Blvd Tampa, FL 33602 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.47%	5/15/2024	3/31/2028			1,563	1,535	1,563	0.00

										156,068	156,440	0.33
Health Care Equipment & Supplies
AEC Parent Holdings, Inc.	11825 Central Parkway Jacksonville, FL 32224 United States	(9)(17)	SOFR + 5.75%	9.90%	6/13/2022	6/13/2029			24,555	22,307	16,403	0.03
Bamboo US BidCo, LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(7)(11)	SOFR + 5.00%	8.84%	9/29/2023	9/30/2030			48,566	47,745	48,566	0.10
Bamboo US BidCo, LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(11)	E + 5.00%	7.07%	9/29/2023	9/30/2030		EUR	75,127	78,490	88,289	0.19
Bamboo US BidCo, LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(5)(11)	SOFR + 5.00%	8.84%	11/20/2024	9/30/2030			5,473	5,374	5,473	0.01
Bamboo US BidCo, LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(5)(7)(11)	SOFR + 5.00%	8.98%	11/20/2024	9/30/2030			10,669	10,626	10,669	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Equipment & Supplies (continued)
CSHC Buyerco, LLC	335 North Maple Drive, Suite 130 Beverly Hills, CA 90210 United States	(4)(5)(11)	SOFR + 4.75%	8.57%	7/30/2025	9/8/2026		$	1,692	$1,681	$1,687	0.00%
Ergotron Acquisition, LLC	1181 Trapp Road St Paul, MN 55121 United States	(4)(10)	SOFR + 5.25%	8.97%	7/6/2022	7/6/2028			62,011	61,507	61,856	0.13
GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954 United States	(4)(10)	SOFR + 5.50%	9.32%	9/13/2021	9/13/2027			189,585	188,506	184,845	0.39
GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954 United States	(4)(10)	SOFR + 5.50%	9.56%	9/13/2021	9/13/2027			48,015	47,771	46,815	0.10
Natus Medical, Inc.	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(9)	SOFR + 5.25%	9.07%	7/21/2022	7/20/2029			42,332	40,821	42,332	0.09
Natus Medical, Inc.	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(5)(7)(9)	SOFR + 4.25%	8.07%	7/21/2022	7/21/2027			1,150	1,106	1,099	0.00
WS Audiology A/S	23 Rue Aldringen, Luxembourg, L-1118, Luxembourg	(6)(8)	SOFR + 3.50%	7.20%	6/27/2025	2/28/2029			11,752	11,752	11,841	0.02
Zeus, LLC	3740 Industrial Blvd, Orangeburg, SC 29118 United States	(4)(10)	SOFR + 6.00%	9.67% (incl. 3.00% PIK)	2/28/2024	2/28/2031			49,112	48,577	46,043	0.10
Zeus, LLC	3740 Industrial Blvd, Orangeburg, SC 29118 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.17%	2/28/2024	2/28/2031			4,540	4,393	3,937	0.01

										570,656	569,855	1.19
Health Care Providers & Services
123Dentist, Inc.	4321 Still Creek Dr suite 200, Burnaby, BC V5C 6S7, Canada	(4)(6)(10)	CA + 5.00%	7.27%	8/10/2022	8/10/2029		CAD	258,226	199,099	188,136	0.40
123Dentist, Inc.	4321 Still Creek Dr suite 200, Burnaby, BC V5C 6S7, Canada	(4)(5)(6)(10)	CA + 5.00%	7.27%	8/9/2024	8/10/2029		CAD	34,682	25,114	25,268	0.05
ACI Group Holdings, Inc.	629 Davis Drive, Suite 300, Morrisville, NC 27560 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.27%	8/2/2021	8/2/2027			21,267	21,153	16,970	0.04
ACI Group Holdings, Inc.	629 Davis Drive, Suite 300, Morrisville, NC 27560 United States	(4)(10)	SOFR + 6.00%	9.77% (incl. 3.25% PIK)	7/7/2023	8/2/2028			138,187	136,725	110,550	0.23
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland, FL 32751 United States	(4)(11)	SOFR + 6.25%	10.05%	5/7/2021	5/7/2027			10,300	10,254	10,300	0.02
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland, FL 32751 United States	(4)(11)	SOFR + 6.25%	9.95%	5/7/2021	5/7/2027			8,471	8,438	8,471	0.02
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland, FL 32751 United States	(4)(5)(7)(11)	SOFR + 6.25%	9.95%	5/7/2021	5/7/2026			557	552	557	0.00
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland, FL 32751 United States	(4)(5)(11)	SOFR + 6.25%	10.05%	4/14/2022	5/7/2027			248	247	248	0.00
Amerivet Partners Management, Inc.	520 Madison Avenue, New York, NY 10022 United States	(4)(7)(10)	SOFR + 5.50%	9.62%	2/25/2022	2/25/2028			20,785	20,493	19,901	0.04
Biotouch Global Solutions, Inc.	5700 Old Brim Road Midland, GA United States 31820	(4)(7)(11)	SOFR + 5.50%	9.32%	8/27/2025	8/27/2032			129,814	127,627	128,487	0.27
Canadian Hospital Specialties, Ltd.	2060 Winston Park Drive, Suite 400, Oakville, Ontario L6H 5R7 Canada	(4)(6)(11)	CA + 4.50%	7.12%	4/15/2021	4/14/2028		CAD	14,518	11,541	10,578	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Canadian Hospital Specialties, Ltd.	2060 Winston Park Drive, Suite 400, Oakville, Ontario L6H 5R7 Canada	(4)(6)(7)(10)	CA + 4.50%	7.12%	4/15/2021	4/15/2027		CAD	2,880	$1,893	$2,098	0.00%
Caramel Bidco, Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	S + 6.00%	9.97%	2/11/2022	2/24/2029		GBP	60,000	79,155	66,724	0.14
Caramel Bidco, Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(5)(6)(8)	S + 6.00%	9.97%	2/24/2022	2/24/2029		GBP	2,265	3,024	2,519	0.01
Caramel Bidco, Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	E + 6.00%	8.12%	2/24/2022	2/24/2029		EUR	14,000	15,601	13,574	0.03
Caramel Bidco, Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	SOFR + 6.00%	9.91%	2/24/2022	2/24/2029		$	6,125	6,308	5,114	0.01
CCBlue Bidco, Inc.	1148 Main St Saint Helena, CA 94574-2013 United States	(4)(5)(10)	SOFR + 6.50%	10.27% (incl. 4.00% PIK)	12/21/2021	12/21/2028			595,631	591,623	479,483	1.01
CNT Holdings I Corp.	1209 Orange Street, Wilmington, DE, 19801 United States	(10)	SOFR + 2.25%	6.09%	4/3/2025	11/8/2032			5,459	5,396	5,478	0.01
Commander Buyer, Inc.	Commander Buyer, Inc. 650 East 4500 South Salt Lake City, UT 84107	(4)(7)(10)	SOFR + 4.75%	8.42%	6/26/2025	6/26/2032			161,433	159,327	160,111	0.34
Compsych Investments Corp.	455 N. Cityfront Plaza Drive, 13th Floor, Chicago, IL 60611 United States	(4)(7)(10)	SOFR + 4.75%	8.61%	7/22/2024	7/22/2031			69,961	69,643	69,076	0.15
CSC Mkg Topco, LLC	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)(10)	SOFR + 5.50%	9.32%	2/1/2022	2/1/2029			158,770	157,371	158,770	0.33
CSC Mkg Topco, LLC	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)(10)	SOFR + 5.50%	9.37%	8/1/2022	2/1/2029			21,249	20,922	21,249	0.04
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(5)(10)(17)	SOFR + 6.41%	12.08%	3/12/2021	4/3/2028			12,855	12,804	10,861	0.02
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(5)(10)(17)	SOFR + 6.50%	12.17%	12/28/2022	4/3/2028			9,795	9,665	8,276	0.02
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(10)(17)	SOFR + 6.41%	12.08%	2/25/2022	4/3/2028			12,021	11,999	10,158	0.02
Ensemble RCM, LLC	11511 Reed Hartman Hwy Blue Ash, OH 45241 United States	(8)	SOFR + 3.00%	6.84%	10/14/2025	8/1/2029			1,995	1,990	2,007	0.00
Examworks Bidco, Inc.	3280 Peachtree Road NE Suite 2625. Atlanta, GA 30305 United States	(9)	SOFR + 2.50%	6.22%	11/1/2021	11/1/2028			993	995	999	0.00
Global Medical Response, Inc.	4400 Hwy 121, Suite 700 Lewisville, TX 75056 United States	(8)	SOFR + 3.50%	7.38%	10/14/2025	10/1/2032			4,500	4,497	4,533	0.01
Heartland Dental, LLC	1200 Network Centre Dr, Effingham, IL 62401 United States	(10)	SOFR + 3.75%	7.47%	8/7/2025	8/25/2032			5,895	5,900	5,927	0.01
Imagine 360, LLC	444 W. Lake St., Suite 1800, Chicago, IL 60606 United States	(4)(7)(10)	SOFR + 4.75%	8.42%	9/18/2024	9/30/2028			96,299	95,536	96,144	0.20

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Inception Fertility Ventures, LLC	4828 Loop Central Dr Suite 900, Houston, TX 77081 United States	(4)(7)(10)	SOFR + 5.50%	9.34%	4/29/2024	4/29/2030		$	278,079	$277,692	$273,371	0.57%
Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(11)	SOFR + 5.25%	9.07%	5/26/2021	4/15/2028			223,779	222,404	218,185	0.46
Kwol Acquisition, Inc.	600 Park Offices Drive, Suite 200, Research Triangle Park, Durham, NC 27709 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.72%	12/8/2023	12/6/2029			10,214	10,054	10,214	0.02
MB2 Dental Solutions, LLC	2403 Lacy Lane, Carrollton, TX 75006 United States	(4)(10)	SOFR + 5.50%	9.22%	2/13/2024	2/13/2031			37,176	36,902	37,176	0.08
MB2 Dental Solutions, LLC	2403 Lacy Lane, Carrollton, TX 75006 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.27%	2/13/2024	2/13/2031			6,924	6,854	6,924	0.01
MB2 Dental Solutions, LLC	2403 Lacy Lane, Carrollton, TX 75006 United States	(4)(5)(10)	SOFR + 5.50%	9.22%	2/13/2024	2/13/2031			5,498	5,465	5,498	0.01
MB2 Dental Solutions, LLC	2403 Lacy Lane, Carrollton, TX 75006 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.83%	2/13/2024	2/13/2031			403	387	403	0.00
Navigator Acquiror, Inc.	311 South Wacker Drive, 64th Floor, Chicago, IL 60606 United States	(4)(7)(9)	SOFR + 5.50%	9.32% (incl. 4.00% PIK)	7/16/2021	7/16/2030			539,588	538,218	458,413	0.96
Onex TSG Intermediate Corp.	200 Corporate Boulevard, Lafayette, LA 70508 United States	(6)(8)	SOFR + 3.75%	7.59%	7/24/2025	8/6/2032			10,954	10,902	11,041	0.02
ONS MSO, LLC	5 High Ridge Park 2nd floor, Stamford, CT 06905 United States	(4)(5)(11)	SOFR + 5.75%	9.59%	12/13/2023	7/8/2028			68,587	68,575	66,803	0.14
ONS MSO, LLC	5 High Ridge Park 2nd floor, Stamford, CT 06905 United States	(4)(5)(7)(11)	P + 5.25%	12.00%	12/13/2023	7/8/2028			2,500	2,442	2,360	0.00
ONS MSO, LLC	5 High Ridge Park 2nd floor, Stamford, CT 06905 United States	(4)(11)	SOFR + 5.75%	9.59%	4/26/2024	7/8/2028			9,850	9,797	9,604	0.02
Pacific Dental Services, Inc.	3521 Volunteer Blvd, Henderson, NV 89044, United States	(8)	SOFR + 2.50%	6.24%	4/3/2025	3/15/2031			4,913	4,875	4,938	0.01
Plasma Buyer, LLC	300 North LaSalle Street, Suite 5600. Chicago, IL, 60654 United States	(4)(10)(17)	SOFR + 5.75%	9.42% (incl. 5.75% PIK)	5/12/2022	5/12/2029			97,080	91,600	67,956	0.14
Plasma Buyer, LLC	300 North LaSalle Street, Suite 5600. Chicago, IL 60654 United States	(4)(5)(7)(10)(17)	SOFR + 5.75%	9.44% (incl. 5.75% PIK)	5/12/2022	5/12/2028			14,402	14,282	10,062	0.02
PPV Intermediate Holdings, LLC	4927 NW Front Ave, Portland, OR 97210 United States	(4)(10)	SOFR + 5.75%	9.57%	8/31/2022	8/31/2029			125,022	123,773	125,022	0.26
PPV Intermediate Holdings, LLC	4927 NW Front Ave, Portland, OR 97210 United States	(4)(5)(7)(11)	SOFR + 5.25%	9.07%	9/6/2023	8/31/2029			12,621	12,473	12,424	0.03
PPV Intermediate Holdings, LLC	4927 NW Front Ave, Portland, OR 97210 United States	(4)(5)(7)(11)	SOFR + 5.75%	9.63%	8/31/2022	8/31/2029			1,239	1,135	1,239	0.00
PSKW Intermediate, LLC	The Crossings at Jefferson Park, 200 Jefferson Park, Whippany, NJ 07981 United States	(4)(11)	SOFR + 5.50%	9.32%	12/11/2024	3/9/2028			11,950	11,950	11,950	0.03

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Raven Acquisition Holdings, LLC	433 W. Ascension Way, Suite 200 Murray, UT 84123 United States	(6)(7)(8)	SOFR + 3.00%	6.72%	4/10/2025	11/19/2031		$	2,779	$2,711	$2,792	0.01%
Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX 78626-2141 United States	(4)(10)	SOFR + 5.90%	9.84%	6/9/2023	12/23/2028			512,849	508,327	497,464	1.04
Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX 78626-2141 United States	(4)(7)(10)	SOFR + 5.90%	9.84%	6/9/2023	12/23/2028			122,535	120,030	117,040	0.25
Snoopy Bidco, Inc.	8039 Beach Blvd, Buena Park, CA United States	(4)(10)	SOFR + 6.50%	10.53% (incl. 5.50% PIK)	6/1/2021	6/1/2028			727,181	723,131	696,276	1.46
Southern Veterinary Partners, LLC	2204 Lakeshore Dr #325 Birmingham, AL 352099 United States	(8)	SOFR + 2.50%	6.37%	7/22/2025	12/4/2031			10,159	10,202	10,158	0.02
SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco, NY 10549 United States	(4)(11)	SOFR + 5.00%	8.99%	8/26/2025	12/18/2029			69,506	68,743	68,811	0.14
SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco, NY 10549 United States	(4)(5)(7)(11)	SOFR + 5.00%	8.84%	8/26/2025	12/18/2029			630	590	606	0.00
Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO 80026-3111 United States	(4)(10)	SOFR + 5.00%	8.67%	12/30/2021	1/2/2029			176,809	175,613	176,809	0.37
Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO 80026-3111 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.67%	4/25/2024	1/2/2029			13,385	13,084	13,385	0.03
Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO 80026-3111 United States	(4)(5)(7)(10)	P + 4.00%	10.75%	12/30/2021	12/30/2026			14,588	14,495	14,588	0.03
The Fertility Partners, Inc.	21 St. Clair East, Suite 900, Toronto, ON M4T 1L9 Canada	(4)(6)(7)(10)	CA + 5.75%	8.31%	3/16/2022	3/16/2028		CAD	134,135	103,822	92,751	0.19
The Fertility Partners, Inc.	21 St. Clair East, Suite 900, Toronto, ON M4T 1L9 Canada	(4)(6)(10)	SOFR + 5.75%	9.58%	3/16/2022	3/16/2028			45,087	44,691	42,945	0.09
UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(10)	SOFR + 5.75%	9.63%	7/15/2022	7/15/2028			9,402	9,323	9,120	0.02
UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(5)(10)	SOFR + 5.75%	9.60%	7/15/2022	7/15/2028			12,899	12,857	12,512	0.03
Unified Women’s Healthcare, LP	1501 Yamato Road Suite 200 W, Boca Raton, FL 33431 United States	(4)(9)	SOFR + 5.00%	8.67%	6/16/2022	6/18/2029			869,445	869,445	869,445	1.83
Unified Women’s Healthcare, LP	1501 Yamato Road Suite 200 W, Boca Raton, FL 33431 United States	(4)(5)(9)	SOFR + 5.00%	8.73%	3/22/2024	6/18/2029			4,941	4,916	4,941	0.01
Unified Women’s Healthcare, LP	1501 Yamato Road Suite 200 W, Boca Raton, FL 33431 United States	(4)(5)(7)(9)	SOFR + 5.00%	8.74%	3/22/2024	6/18/2029			3,975	3,953	3,975	0.01
Unified Women’s Healthcare, LP	1501 Yamato Road Suite 200 W, Boca Raton, FL 33431 United States	(4)(5)(9)	SOFR + 5.00%	8.67%	9/22/2025	6/18/2029			10,198	10,128	10,198	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Unified Women’s Healthcare, LP	1501 Yamato Road Suite 200 W, Boca Raton, FL 33431 United States	(4)(5)(7)(9)	SOFR + 5.00%	8.67%	9/22/2025	6/18/2029		$	15,541	$15,339	$15,541	0.03%
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(10)	SOFR + 5.25%	9.17%	11/18/2021	11/20/2028			153,992	153,139	153,992	0.32
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(10)	SOFR + 5.25%	9.31%	11/18/2021	11/20/2028			64,821	64,496	64,821	0.14
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(5)(10)	SOFR + 5.25%	9.17%	8/16/2023	11/20/2028			6,191	6,132	6,191	0.01
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(5)(10)	SOFR + 5.25%	9.02%	12/5/2022	11/20/2028			107	107	107	0.00
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.17%	8/16/2023	11/20/2028			23,736	23,356	23,736	0.05
Veonet Lense, GmbH	Balanstraße 73, Haus 8, 81541 München, Germany	(6)(8)	S + 4.75%	8.47%	2/26/2025	3/14/2029		GBP	253,448	322,516	306,335	0.64
WHCG Purchaser III, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(5)(7)(10)	SOFR + 6.50%	10.17% (incl. 5.09% PIK)	8/2/2024	6/30/2029			48,490	48,490	48,490	0.10
WHCG Purchaser III, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(5)(10)(17)	10.00%	10.00% PIK	8/2/2024	6/30/2030			41,094	14,654	17,260	0.04

										6,608,962	6,256,439	13.10
Health Care Technology
Accuity Delivery Systems, LLC	10000 Midlantic Drive, Suite 400W Mount Laurel, NJ 08054 United States	(4)(7)(9)	SOFR + 4.75%	8.57%	5/29/2025	5/29/2031			167,360	166,335	166,769	0.35
athenahealth, Inc.	Arsenal Street, Watertown, MA 02472 United States	(9)	SOFR + 2.75%	6.47%	2/15/2022	2/15/2029			35,917	35,741	36,030	0.08
Brilliance Technologies, Inc.	4300 Alpha Rd., Suite 200 Dallas, TX 75244 United States	(4)(5)(7)(9)	SOFR + 4.50%	8.22%	3/11/2025	3/11/2032			88,253	87,379	88,185	0.19
Brilliance Technologies, Inc.	4300 Alpha Rd., Suite 200 Dallas, TX 75244 United States	(4)(5)(9)	SOFR + 4.50%	8.22%	3/11/2025	3/11/2032			141,205	140,579	141,205	0.30
Brilliance Technologies, Inc.	4300 Alpha Rd., Suite 200 Dallas, TX 75244 United States	(4)(5)(9)	SOFR + 4.50%	8.22%	5/16/2025	3/11/2032			193,997	193,117	193,997	0.41
Caerus US 1, Inc.	c/o Warburg Pincus LLC, 450 Lexington Ave, New York, NY 10017 United States	(4)(6)(10)	SOFR + 5.00%	8.67%	5/25/2022	5/25/2029			437,821	433,573	437,821	0.92
Caerus US 1, Inc.	c/o Warburg Pincus LLC, 450 Lexington Ave, New York, NY 10017 United States	(4)(5)(6)(7)(10)	SOFR + 5.00%	8.73%	5/25/2022	5/25/2029			53,357	52,862	53,357	0.11
Caerus US 1, Inc.	c/o Warburg Pincus LLC, 450 Lexington Ave, New York, NY 10017 United States	(4)(6)(10)	SOFR + 5.00%	8.67%	10/28/2022	5/25/2029			35,752	35,562	35,752	0.08

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Technology (continued)
Caerus US 1, Inc.	c/o Warburg Pincus LLC, 450 Lexington Ave, New York, NY 10017 United States	(4)(6)(10)	SOFR + 5.00%	8.67%	10/28/2022	5/25/2029		$	244,291	$243,423	$244,291	0.51%
Caerus US 1, Inc.	c/o Warburg Pincus LLC, 450 Lexington Ave, New York, NY 10017 United States	(4)(6)(10)	SOFR + 5.00%	8.67%	3/27/2024	5/25/2029			69,119	69,119	69,119	0.15
Color Intermediate, LLC	3055 Lebanon Pike Suite 1000 Nashville, TN 37214 United States	(4)(10)	SOFR + 4.75%	8.52%	7/2/2024	10/4/2029			361,488	356,668	361,488	0.76
Continental Buyer, Inc.	1 Eden Parkway, La Grange, KY 40031 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.22%	2/14/2025	4/2/2031			58,353	57,718	58,286	0.12
Continental Buyer, Inc.	1 Eden Parkway, La Grange, KY 40031 United States	(4)(5)(10)	SOFR + 4.50%	8.22%	10/21/2025	4/2/2031			34,476	34,310	34,476	0.07
Cotiviti, Inc.	10701 S. River Front Pkwy, Unit 200, South Jordan, UT 84095 United States	(8)	SOFR + 2.75%	6.62%	5/1/2024	5/1/2031			29,611	29,498	28,525	0.06
Cronos Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(10)	SOFR + 6.09%	10.20%	3/1/2021	3/1/2028			71,173	70,514	71,173	0.15
Cronos Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(10)	SOFR + 6.09%	9.94%	3/1/2021	3/1/2028			14,758	14,679	14,758	0.03
CT Technologies Intermediate Holdings, Inc.	2222 W. Dunlap Avenue, Suite 250, Phoenix, AZ 85021 United States	(4)(7)(10)	SOFR + 5.00%	8.72%	8/30/2024	8/30/2031			161,735	160,148	161,391	0.34
CT Technologies Intermediate Holdings, Inc.	2222 W. Dunlap Avenue, Suite 250, Phoenix, AZ 85021 United States	(4)(5)(10)	SOFR + 4.75%	8.47%	8/5/2025	8/30/2031			160,724	159,224	160,724	0.34
CT Technologies Intermediate Holdings, Inc.	2222 W. Dunlap Avenue, Suite 250, Phoenix, AZ 85021 United States	(4)(10)	SOFR + 4.75%	8.47%	7/10/2025	8/30/2031			68,851	68,216	68,851	0.14
CT Technologies Intermediate Holdings, Inc.	2222 W. Dunlap Avenue, Suite 250, Phoenix, AZ 85021 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.47%	7/10/2025	8/30/2031			30,319	29,993	30,319	0.06
eResearchTechnology, Inc.	1818 Market Street, Suite 2600 Philadelphia, PA 19103	(4)(10)	SOFR + 4.75%	8.47%	1/15/2025	1/19/2032			825,410	818,281	825,410	1.73
eResearchTechnology, Inc.	1818 Market Street, Suite 2600 Philadelphia, PA 19103	(4)(5)(7)(10)	SOFR + 4.75%	8.47%	1/15/2025	1/19/2032			160,350	157,699	159,565	0.34
GI Ranger Intermediate, LLC	188 The Embarcadero Suite 700 San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 6.00%	9.82%	10/29/2021	10/30/2028			103,200	102,414	103,200	0.22
Healthcomp Holding Company, LLC	621 Santa Fe Ave. Fresno, CA 93721 United States	(4)(10)	SOFR + 5.75%	9.66%	11/8/2023	11/8/2029			188,030	186,893	177,688	0.37
Imprivata, Inc.	150 North Riverside Plaza, Suite 2800, Chicago, IL, 60606 United States	(8)	SOFR + 3.00%	6.67%	6/20/2025	12/1/2027			1,987	1,987	1,999	0.00
Kona Buyer, LLC	201 West Saint John Street, Spartanburg, SC 29306 United States	(4)(7)(10)	SOFR + 4.50%	8.36%	7/23/2024	7/23/2031			213,479	211,375	211,444	0.44

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Technology (continued)
Kona Buyer, LLC	201 West Saint John Street, Spartanburg, SC 29306 United States	(4)(5)(10)	SOFR + 4.50%	8.36%	7/23/2024	7/23/2031		$	16,052	$16,270	$15,971	0.03%
Magic Bidco, Inc.	5th Floor 25 Farringdon Street London EC4A 4AB, United Kingdom	(4)(5)(7)(10)	SOFR + 5.75%	9.47%	7/1/2024	7/1/2030			7,469	7,314	7,428	0.02
Magic Bidco, Inc.	5th Floor 25 Farringdon Street London EC4A 4AB, United Kingdom	(4)(10)	SOFR + 5.75%	9.47%	7/1/2024	7/1/2030			57,385	56,436	57,099	0.12
Magic Bidco, Inc.	5th Floor 25 Farringdon Street London EC4A 4AB, United Kingdom	(4)(5)(7)(10)	SOFR + 5.75%	9.47%	7/1/2024	7/1/2030			2,884	2,820	2,796	0.01
MEDX AMCP Holdings, LLC	9 Entin Road, 3rd Floor, Parsippany, NJ 07054 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.47%	7/21/2025	7/21/2032			22,327	22,038	22,018	0.05
Modernizing Medicine, Inc.	4700 Exchange Ct, Ste 225, Boca Raton, FL 33431 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.42% (incl. 2.25% PIK)	4/30/2025	4/30/2032			45,664	45,221	45,622	0.10
Neptune Holdings, Inc.	4221 W Boy Scout Blvd, Suite 350, Tampa, FL 33607 United States	(4)(7)(10)	SOFR + 4.50%	8.17%	12/12/2024	8/31/2030			14,700	14,425	14,650	0.03
Netsmart Technologies, Inc.	11100 Nall Avenue, Overland Park, KS 66211 United States	(4)(7)(10)	SOFR + 5.20%	8.92% (incl. 2.70% PIK)	8/23/2024	8/23/2031			137,641	136,281	137,548	0.29
Octane Purchaser, Inc.	Octane Purchaser, Inc. c/o New Mountain Capital, L.L.C. 1633 Broadway, 48th Floor New York, NY 10019	(4)(7)(9)	SOFR + 4.25%	7.97%	5/19/2025	5/19/2032			167,453	166,529	167,277	0.35
Project Ruby Ultimate Parent Corp.	11711 West 79th Street Lenexa, KS 62214 United States	(8)	SOFR + 2.75%	6.58%	7/18/2025	3/10/2028			9,042	9,042	9,077	0.02
QF Holdings, Inc.	315 Deaderick St, Suite 2300 Nashville, TN 37238 United States	(4)(7)(9)	SOFR + 4.50%	8.19%	12/29/2025	12/15/2032			116,279	115,560	115,560	0.24
Rocky MRA Acquisition Corp.	541 Buttermilk Pike, Suite 401, Crescent Springs, KY 41017 United States	(4)(9)	SOFR + 5.00%	9.04%	4/1/2022	4/2/2029			165,691	164,566	165,691	0.35
Signant Finance One, Ltd.	1 London Street Reading Berkshire RG1 4PN	(4)(5)(7)(10)	SOFR + 4.75%	8.42%	10/16/2025	10/16/2031			412,709	407,878	407,709	0.86
Vizient, Inc.	290 E. John Carpenter Freeway, Irving, TX 75062 United States	(9)	SOFR + 1.75%	5.47%	8/1/2024	8/1/2031			4,407	4,433	4,426	0.01
Waystar Technologies, Inc.	2055 Sugarloaf Circle Suite 600 Duluth, GA 30097 United States	(8)	SOFR + 2.00%	5.72%	8/6/2025	10/22/2029			6,430	6,430	6,478	0.01

										5,092,550	5,115,173	10.76
Hotels, Restaurants & Leisure
Alterra Mountain, Co.	3501 Wazee Street, Suite 400, Denver, CO 80216 United States	(8)	SOFR + 2.50%	6.22%	7/23/2025	8/17/2028			7,294	7,294	7,331	0.02
Bally’s Corp.	100 Westminster St, Providence, RI 02903 United States	(6)(9)	SOFR + 3.25%	7.37%	10/1/2021	10/2/2028			5,603	5,590	5,535	0.01
Caesars Entertainment, Inc.	3570 Las Vegas Blvd S, Las Vegas, NV 89109 United States	(6)(9)	SOFR + 2.25%	5.97%	2/6/2023	2/6/2030			5,895	5,908	5,864	0.01
Caesars Entertainment, Inc.	3570 Las Vegas Blvd S, Las Vegas, NV 89109 United States	(6)(9)	SOFR + 2.25%	5.97%	6/16/2025	2/6/2031			3,700	3,697	3,672	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Hotels, Restaurants & Leisure (continued)
Cedar Fair, LP	1 Cedar Point Dr, Sandusky, OH 44870 United States	(6)(8)	SOFR + 2.00%	5.72%	6/18/2025	5/1/2031		$	1,191	$1,188	$1,179	0.00%
Century Casinos, Inc.	455 East Pikes Peak Avenue Suite 210, Colorado Springs, CO 80903 United States	(6)(10)	SOFR + 6.00%	9.85%	4/1/2022	4/2/2029			30,803	30,515	24,274	0.05
DK Crown Holdings, Inc.	222 Berkeley St, 5th Floor, Boston, MA 02116 United States	(6)(8)	SOFR + 1.75%	5.53%	6/16/2025	3/4/2032			1,402	1,400	1,404	0.00
FanDuel Group Financing, LLC	One Madison Avenue, New York, NY 10010 United States	(6)(9)	SOFR + 1.75%	5.42%	4/3/2025	11/30/2030			5,238	5,167	5,240	0.01
Fertitta Entertainment, LLC	1510 W. Loop South, Houston, TX 77027 United States	(9)	SOFR + 3.25%	6.97%	1/27/2022	1/27/2029			21,406	21,134	21,426	0.05
Flynn Restaurant Group, LP	225 Bush Street, Suite 1800, San Francisco, CA 94104 United States	(8)	SOFR + 3.75%	7.47%	4/3/2025	1/28/2032			7,466	7,387	7,506	0.02
IRB Holding Corp.	Three Glenlake Parkway Northeast Atlanta, GA 30328 United States	(9)	SOFR + 2.50%	6.22%	11/17/2025	12/15/2030			24,739	24,710	24,825	0.05
Life Time, Inc.	2902 Corporate Place Chanhassen, MN 55317 United States	(8)	SOFR + 2.00%	5.78%	8/14/2025	11/5/2031			2,336	2,344	2,348	0.00
Light & Wonder International, Inc.	6601 Bermuda Road, Las Vegas, NV 89119 United States	(6)(9)	SOFR + 2.25%	5.99%	6/16/2025	4/14/2029			641	644	644	0.00
Mic Glen, LLC	88 S State St, Hackensack, NJ 07601 United States	(9)	SOFR + 3.25%	6.97%	7/29/2025	7/21/2028			12,598	12,598	12,711	0.03
New Red Finance, Inc.	5707 Blue Lagoon Dr, Miami, FL 33126 United States	(6)(8)	SOFR + 1.75%	5.47%	6/16/2024	9/20/2030			12,946	12,816	12,978	0.03
Penn Entertainment, Inc.	825 Berkshire Blvd., Suite 200 Wyomissing, PA 19610 United States	(6)(9)	SOFR + 2.50%	6.22%	6/16/2025	5/3/2029			3,756	3,759	3,783	0.01
Scientific Games Holdings, LP	1500 Bluegrass Lakes Parkway, Alpharetta, GA 30004 United States	(9)	SOFR + 3.00%	6.93%	6/11/2024	4/4/2029			19,531	19,559	19,214	0.04
Tacala Investment Corp.	3750 Corporate Woods Drive, Vestavia Hills, AL 35242 United States	(10)	SOFR + 3.00%	6.72%	9/16/2025	1/31/2031			2,948	2,956	2,972	0.01
Voyager Parent, LLC	9 West 57th Street, 41st Floor New York, NY 10019 United States	(6)(8)	SOFR + 4.75%	8.42%	7/18/2025	7/1/2032			103,541	99,683	103,744	0.22
Voyager Parent, LLC	9 West 57th Street, 41st Floor New York, NY 10019 United States	(6)(8)	SOFR + 4.25%	7.95%	7/18/2025	7/1/2032			3,990	3,842	3,998	0.01
Whatabrands, LLC	300 Concord Plz, San Antonio, TX, 78216 United States	(9)	SOFR + 2.50%	6.22%	12/11/2024	8/3/2028			12,183	12,140	12,229	0.03

										284,331	282,877	0.61
Household Durables
AI Aqua Merger Sub, Inc.	9399 West Higgins Road, Rosemont, IL 60018 United States	(9)	SOFR + 3.00%	6.85%	12/5/2024	7/31/2028			36,615	36,545	36,737	0.08
Madison Safety & Flow, LLC	444 West Lake, STE 4400 Chicago, IL 60606 United States	(8)	SOFR + 2.50%	6.23%	9/25/2025	9/26/2031			5,787	5,787	5,835	0.01

										42,332	42,572	0.09

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Independent Power and Renewable Electricity Producers
Calpine, Corp.	717 Texas Avenue Suite 1000 Houston, TX 77002 United States	(8)	SOFR + 1.75%	5.47%	6/16/2025	2/15/2032		$	2,025	$2,026	$2,026	0.00%
Calpine, Corp.	717 Texas Avenue Suite 1000 Houston, TX 77002 United States	(8)	SOFR + 1.75%	5.47%	6/16/2025	1/31/2031			1,099	1,100	1,100	0.00

										3,126	3,126	0.00
Industrial Conglomerates
Bettcher Industries, Inc.	6801 State Route 60 Birmingham, OH 44889 United States	(9)	SOFR + 4.00%	7.67%	12/14/2021	12/14/2028			6,865	6,836	6,939	0.01
CEP V Investment 11 S.à r.l.	2 Avenue Charles De Gaulle Luxembourg	(4)(6)(7)(10)	SA + 6.52%	7.20%	5/6/2022	2/11/2028		CHF	47,449	48,088	57,756	0.12
CEP V Investment 11 S.à r.l.	2 Avenue Charles De Gaulle Luxembourg	(4)(6)(10)	E + 6.45%	8.51%	3/31/2023	2/23/2028		EUR	66,051	64,226	75,161	0.16
Engineered Machinery Holdings, Inc.	450 Lexington Avenue New York, NY 10017 United States	(8)	SOFR + 3.25%	6.92%	11/26/2025	11/26/2032			7,716	7,715	7,774	0.02
Excelitas Technologies Corp.	200 West Street, Waltham, MA 02451 United States	(4)(8)	E + 5.25%	7.15%	8/12/2022	8/13/2029		EUR	24,564	24,968	28,507	0.06
Excelitas Technologies Corp.	200 West Street, Waltham, MA 02451 United States	(4)(7)(10)	SOFR + 5.25%	8.97%	8/12/2022	8/13/2029			33,241	32,800	32,641	0.07

										184,633	208,778	0.44
Insurance
Alera Group, Inc.	3 Parkway North, Suite 500, Deerfield, IL 60015 United States	(9)	SOFR + 3.25%	6.97%	5/30/2025	5/30/2032			37,828	37,656	38,053	0.08
Alliant Holdings Intermediate, LLC	1301 Dove Street, Suite 200, Newport Beach, CA 92660 United States	(8)	SOFR + 2.50%	6.22%	7/31/2025	9/19/2031			6,098	6,049	6,119	0.01
Amerilife Holdings, LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(10)	SOFR + 5.00%	8.79%	6/17/2024	8/31/2029			572,669	567,142	569,805	1.20
Amerilife Holdings, LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.79%	6/17/2024	8/31/2029			120,989	120,083	119,966	0.25
AmWINS Group, Inc.	4725 Piedmont Row Drive, Suite 600, Charlotte, NC 28210 United States	(10)	SOFR + 2.25%	5.97%	4/3/2025	1/30/2032			2,980	2,952	2,992	0.01
Baldwin Insurance Group Holdings, LLC	4010 W. Boy Scout Blvd., Suite 200, Tampa, FL 33607 United States	(6)(8)	SOFR + 2.50%	6.25%	9/12/2025	5/26/2031			11,810	11,804	11,810	0.02
Beacon Dc, Ltd.	Exchequer Court, 33 St. Mary Axe, London, England, EC3A 8AA	(4)(5)(6)(10)	SOFR + 4.75%	8.52%	12/4/2025	12/4/2032			5,000	4,926	4,925	0.01
Beacon Dc, Ltd.	Exchequer Court, 33 St. Mary Axe, London, England, EC3A 8AA	(4)(5)(6)(7)(10)	SOFR + 4.75%	8.52%	12/4/2025	12/4/2032			105	93	93	0.00
BroadStreet Partners, Inc.	580 North Fourth Street, Suite 560, Columbus, OH 43215 United States	(8)	SOFR + 2.75%	6.47%	6/14/2024	6/13/2031			19,718	19,646	19,806	0.04
CRC Insurance Group, LLC	214 N Tryon Street, Charlotte, NC 28202 United States	(7)(8)	SOFR + 2.75%	6.42%	12/6/2024	5/6/2031			19,652	19,335	19,604	0.04
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117 United States	(4)(10)	SOFR + 4.75%	8.42%	10/29/2021	10/29/2030			27,631	27,402	27,631	0.06

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Insurance (continued)
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117 United States	(4)(5)(10)	SOFR + 4.75%	8.42%	11/17/2023	10/29/2030		$	26,680	$26,391	$26,680	0.06%
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117 United States	(4)(10)	SOFR + 4.75%	8.42%	4/14/2022	10/29/2030			38,298	38,012	38,298	0.08
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.42%	10/21/2024	10/29/2030			33,095	32,873	33,095	0.07
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117 United States	(4)(10)	SOFR + 4.75%	8.42%	9/24/2025	10/29/2030			6,780	6,780	6,780	0.01
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117 United States	(4)(5)(10)	SOFR + 4.75%	8.42%	9/24/2025	10/29/2030			3,169	3,169	3,169	0.01
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.42%	10/29/2021	10/29/2029			4,067	3,952	3,823	0.01
Galway Borrower, LLC	1 CA Street, Suite 400, San Francisco, CA 94111 United States	(4)(10)	SOFR + 4.50%	8.17%	9/30/2021	9/29/2028			239,061	237,622	239,061	0.50
Galway Borrower, LLC	1 CA Street, Suite 400, San Francisco, CA 94111 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.17%	9/30/2021	9/29/2028			668	662	668	0.00
Galway Borrower, LLC	1 CA Street, Suite 400, San Francisco, CA 94111 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.17%	4/28/2023	9/29/2028			3,560	3,402	3,560	0.01
Gimlet Bidco, GmbH	Fischertwiete 1, Chilehaus B, 20095 Hamburg, Germany	(4)(6)(8)	E + 5.75%	7.82%	4/15/2024	4/23/2031		EUR	110,003	114,987	129,276	0.27
Gimlet Bidco, GmbH	Fischertwiete 1, Chilehaus B, 20095 Hamburg, Germany	(4)(6)(7)(8)	E + 5.75%	7.82%	4/15/2024	4/23/2031		EUR	42,921	44,800	50,441	0.11
Higginbotham Insurance Agency, Inc.	500 W 13th St, Fort Worth, TX 76102 United States	(4)(6)(7)(11)	SOFR + 4.50%	8.26%	12/11/2025	6/11/2031			98,579	98,416	98,474	0.21
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(10)	SOFR + 4.50%	8.17%	4/16/2021	4/14/2028			18,991	18,910	18,991	0.04
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.17%	4/16/2021	4/14/2028			81,464	80,844	81,380	0.17
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(5)(10)	SOFR + 4.50%	8.17%	1/2/2025	4/14/2028			43,919	43,429	43,919	0.09
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(10)	SOFR + 4.50%	8.17%	4/16/2021	4/14/2028			76,271	75,761	76,271	0.16
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.17%	7/18/2025	4/14/2028			6,169	5,958	6,169	0.01
HUB International, Ltd.	Hub International Limited 300 N. LaSalle Street, 17th Floor Chicago, IL 60654 United States	(8)	SOFR + 2.25%	6.12%	4/4/2025	6/20/2030			849	834	854	0.00
Hyperion Refinance S.à r.l.	One Creechurch Lane, London, EC3A 5AF, United Kingdom	(6)(9)	SOFR + 2.75%	6.47%	8/4/2025	2/15/2031			18,802	18,594	18,871	0.04

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Insurance (continued)
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(7)(10)	SOFR + 5.00%	8.82%	8/27/2024	8/25/2028		$	266,274	$264,917	$266,260	0.56%
Knight Acquireco, LLC	1855 West State Road 434, Longwood, FL 32750 United States	(4)(5)(7)(9)	SOFR + 4.50%	8.37%	11/7/2025	11/7/2032			70,640	70,237	70,228	0.15
Koala Investment Holdings, Inc.	1215 Manor Drive, Suite 208 Mechanicsburg, PA 17055	(4)(5)(7)(10)	SOFR + 4.50%	8.17%	8/29/2025	8/29/2032			88,402	87,408	87,799	0.18
MRH Trowe Beteiligungsgesellschaft mbH	3rd Floor, Devonshire House, 1 Mayfair Place, Mayfair, London W1J 8AJ	(4)(6)(7)(8)	E + 5.00%	7.11%	5/15/2025	5/17/2032		EUR	406	450	474	0.00
OneDigital Borrower, LLC	200 Galleria Pkwy SE, Suite 1950, Atlanta, GA 30339 United States	(9)	SOFR + 3.00%	6.72%	1/28/2025	7/2/2031			9,850	9,850	9,887	0.02
Paisley Bidco, Ltd.	1 Minster Court, Mincing Lane, London, EC3R 7AA	(4)(5)(6)(7)(8)	S + 5.50%	9.40% (incl. 2.00% PIK)	4/17/2024	5/7/2031		GBP	14,988	18,597	19,539	0.04
Paisley Bidco, Ltd.	1 Minster Court, Mincing Lane, London, EC3R 7AA	(4)(5)(6)(8)	E + 5.50%	7.57% (incl. 2.00% PIK)	4/17/2024	5/7/2031		EUR	7,947	8,458	9,036	0.02
Paisley Bidco, Ltd.	1 Minster Court, Mincing Lane, London, EC3R 7AA	(4)(5)(6)(8)	E + 5.50%	7.57% (incl. 2.00% PIK)	4/17/2024	5/7/2031		EUR	7,010	7,236	7,970	0.02
Paisley Bidco, Ltd.	1 Minster Court, Mincing Lane, London, EC3R 7AA	(4)(5)(6)(8)	E + 5.50%	7.57% (incl. 2.00% PIK)	7/31/2025	5/7/2031		EUR	6,797	7,767	7,728	0.02
Patriot Growth Insurance Services, LLC	5704 Binbranch Ln McKinney, TX, 75071-8475 United States	(4)(10)	SOFR + 5.00%	8.82%	10/14/2021	10/16/2028			23,727	23,593	23,727	0.05
Patriot Growth Insurance Services, LLC	5704 Binbranch Ln McKinney, TX, 75071-8475 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.67%	11/17/2023	10/16/2028			26,476	26,257	26,035	0.05
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(5)(10)	SOFR + 4.75%	8.42%	4/15/2025	10/31/2029			19,969	19,969	19,969	0.04
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(5)(10)	S + 4.75%	8.47%	4/15/2025	10/31/2029		GBP	33,570	43,963	45,251	0.10
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.44%	4/15/2025	10/31/2029			1,027	610	875	0.00
SelectQuote, Inc.	6800 West 115th Street Suite 2511 Overland Park, KS 66211 United States	(4)(5)(6)(20)	SOFR + 6.50%	10.32%	10/15/2024	9/30/2027			120,559	120,546	120,559	0.25
SG Acquisition, Inc.	2635 Century Parkway Northeast Suite 900 Atlanta, GA 30345 United States	(4)(7)(10)	SOFR + 4.75%	8.71%	4/3/2024	4/3/2030			206,109	204,760	206,109	0.43
Shelf Bidco, Ltd.	2 Church Street, Hamilton HM 11, Bermuda	(4)(6)(10)(18)	SOFR + 5.18%	9.06%	10/17/2024	10/17/2031			933,645	929,782	933,645	1.96
Simplicity Financial Marketing Group Holdings, Inc.	86 Summit Ave, Suite 303, Summit, NJ 07901 United States	(4)(6)(7)(10)	SOFR + 4.75%	8.42%	12/31/2024	12/31/2031			50,723	50,212	50,662	0.11
Sparta UK Bidco, Ltd.	One America Square, 17 Crosswall, London, EC3N 2LB, United Kingdom	(4)(5)(6)(8)	S + 6.00%	9.72%	9/25/2024	9/25/2031		GBP	44,570	58,830	60,078	0.13

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Insurance (continued)
Sparta UK Bidco, Ltd.	One America Square, 17 Crosswall, London, EC3N 2LB, United Kingdom	(4)(5)(6)(8)	E + 6.00%	7.85%	9/25/2024	9/25/2031		EUR	1,177	$1,318	$1,384	0.00%
SQ ABS Issuer, LLC	6800 West 115th Street Suite 2511 Overland Park, KS 66211 United States	(4)(6)(8)	7.80%	7.80%	10/11/2024	10/20/2039		$	17,430	17,321	17,430	0.04
Tennessee Bidco, Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	E + 5.25%	7.30% (incl. 2.00% PIK)	7/1/2024	7/1/2031		EUR	4,607	5,719	5,415	0.01
Tennessee Bidco, Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	S + 5.25%	9.47% (incl. 2.00% PIK)	7/1/2024	7/1/2031		GBP	152,279	204,434	205,264	0.43
Tennessee Bidco, Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	S + 5.25%	9.47% (incl. 2.00% PIK)	7/1/2024	7/1/2031		GBP	18,129	22,808	24,436	0.05
Tennessee Bidco, Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	SOFR + 5.25%	9.65% (incl. 2.00% PIK)	7/1/2024	7/1/2031			556,048	544,846	556,048	1.17
Tennessee Bidco, Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	SOFR + 5.25%	8.85% (incl. 2.00% PIK)	7/1/2024	7/1/2031			103,637	103,037	103,637	0.22
Tennessee Bidco, Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	E + 5.25%	7.39% (incl. 2.00% PIK)	7/1/2024	7/1/2031		EUR	49,365	56,722	58,014	0.12
Tennessee Bidco, Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(7)(8)	S + 5.25%	9.47%	5/9/2025	7/1/2031		GBP	1,951	3,198	2,630	0.01
Tennessee Bidco, Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	SOFR + 5.25%	8.85%	5/9/2025	7/1/2031			34,119	33,948	34,119	0.07
Tennessee Bidco, Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	E + 5.25%	7.30%	5/9/2025	7/1/2031		EUR	18,309	21,441	21,517	0.05
THG Acquisition, LLC	6802 Paragon Place, Suite 200, Richmond, VA 23230 United States	(4)(10)	SOFR + 4.75%	8.47%	10/31/2024	10/31/2031			66,478	65,924	66,478	0.14
THG Acquisition, LLC	6802 Paragon Place, Suite 200, Richmond, VA 23230 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.47%	10/31/2024	10/31/2031			981	919	981	0.00
THG Acquisition, LLC	6802 Paragon Place, Suite 200, Richmond, VA 23230 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.47%	10/31/2024	10/31/2031			4,331	4,251	4,331	0.01
USI, Inc.	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595 United States	(8)	SOFR + 2.25%	5.92%	12/23/2024	11/21/2029			6,795	6,795	6,818	0.01
USI, Inc.	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595 United States	(8)	SOFR + 2.25%	5.92%	12/23/2024	9/29/2030			7,416	7,331	7,438	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Insurance (continued)
World Insurance Associates, LLC	100 Wood Ave South, 4th Floor, Iselin, NJ 08830 United States	(4)(7)(11)	SOFR + 5.00%	8.67%	2/14/2025	4/3/2030		$	106,483	$105,270	$106,407	0.22%

										4,831,208	4,888,762	10.27
Interactive Media & Services
North Haven Ushc Acquisition, Inc.	1301 Virginia Drive, Suite 300, Fort Washington, PA 19038 United States	(4)(5)(11)	SOFR + 5.25%	9.02%	8/28/2024	10/29/2027			12,371	12,264	11,938	0.03
North Haven Ushc Acquisition, Inc.	1301 Virginia Drive, Suite 300, Fort Washington, PA 19038 United States	(4)(5)(11)	SOFR + 5.25%	9.02%	8/28/2024	10/29/2027			7,243	7,181	6,990	0.01
North Haven Ushc Acquisition, Inc.	1301 Virginia Drive, Suite 300, Fort Washington, PA 19038 United States	(4)(5)(11)	SOFR + 5.25%	9.28%	8/28/2024	10/29/2027			3,082	3,056	2,974	0.01
North Haven Ushc Acquisition, Inc.	1301 Virginia Drive, Suite 300, Fort Washington, PA 19038 United States	(4)(5)(7)(11)	SOFR + 5.25%	9.02%	8/28/2024	10/29/2027			4,453	4,303	3,395	0.01
North Haven Ushc Acquisition, Inc.	1301 Virginia Drive, Suite 300, Fort Washington, PA 19038 United States	(4)(5)(11)	SOFR + 5.25%	9.02%	8/28/2024	10/29/2027			3,585	3,554	3,459	0.01
North Haven Ushc Acquisition, Inc.	1301 Virginia Drive, Suite 300, Fort Washington, PA 19038 United States	(4)(11)	SOFR + 5.25%	9.21%	8/28/2024	10/29/2027			22,069	21,878	21,297	0.04
North Haven Ushc Acquisition, Inc.	1301 Virginia Drive, Suite 300, Fort Washington, PA 19038 United States	(4)(5)(7)(11)	SOFR + 5.25%	9.02%	8/28/2024	10/29/2027			15,035	14,887	14,437	0.03
Project Boost Purchaser, LLC	11660 Alpharetta Highway Suite 210 Roswell, GA 30076 United States	(8)	SOFR + 2.75%	6.42%	7/16/2024	7/16/2031			35,066	34,983	35,193	0.07
Speedster Bidco, GmbH	Bothestraße 11-15, 81675 München, Germany	(4)(6)(7)(8)	E + 2.50%	4.56%	10/17/2024	6/10/2031		EUR	1,521	4,625	1,740	0.00
Titan Acquisitionco New Zealand, Ltd.	Level 4, 88 Philip Street, Sydney, NSW 2000	(4)(6)(9)	B + 4.00%	6.57%	5/29/2025	4/17/2031		NZD	129,239	76,575	74,037	0.16
WH Borrower, LLC	530 Fifth Avenue, 12th Floor New York, NY 10036 United States	(9)	SOFR + 4.50%	8.39%	2/20/2025	2/20/2032			39,800	39,625	40,039	0.08

										222,931	215,499	0.45
IT Services
AI Altius Luxembourg S.à r.l.	Suite 1, 3rd Floor, 11 - 12 St James’s Square, London, SW1Y 4LB United Kingdom	(4)(5)(8)	9.75%	9.75% PIK	12/21/2021	12/21/2029			31,233	30,966	31,077	0.07
AI Altius US Bidco, Inc.	9350 South Dixie Highway, Suite 950. Miami, FL 33156 United States	(4)(7)(10)	SOFR + 4.75%	8.36%	5/21/2024	12/21/2028			245,269	243,473	245,269	0.52
Allium Buyer, LLC	321 Inverness Drive South, Englewood, CO 80112 United States	(4)(7)(11)	SOFR + 5.00%	8.84%	5/2/2023	5/2/2030			1,564	1,531	1,557	0.00
Anthracite Buyer Inc	330 N Wabash, Suite 1430, Chicago, IL 60611 United States	(4)(7)(10)	SOFR + 4.50%	8.34%	12/3/2025	12/3/2032			79,838	79,345	79,339	0.17
Cassipoee, SASU	199, Bureaux de la Colline, 92210 Saint-Cloud, France	(4)(5)(6)(8)	E + 4.50%	6.52%	2/26/2025	2/26/2032		EUR	160	165	184	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
IT Services (continued)
Denali TopCo, LLC	400 N Ashley Drive, Suite 1325	(4)(5)(7)(10)	SOFR + 4.75%	8.59%	8/26/2025	8/26/2032		$	92,136	$91,228	$91,475	0.19%
Fern Bidco, Ltd.	Focus House, Shoreham-by-Sea BN43 6PA, United Kingdom	(4)(5)(6)(8)	S + 5.25%	9.09%	7/1/2024	7/1/2031		GBP	40,356	50,231	53,446	0.11
Fern Bidco, Ltd.	Focus House, Shoreham-by-Sea BN43 6PA, United Kingdom	(4)(5)(6)(7)(8)	S + 5.25%	8.97%	7/1/2024	7/1/2031		GBP	4,414	5,484	5,474	0.01
Idemia America Corp.	2 place Samuel Champlain, Courbevoie, Ile de France 92400, France	(6)(10)	SOFR + 4.25%	7.92%	2/2/2024	9/30/2028			985	989	994	0.00
Infostretch Corporation	28411 Northwestern Highway, Suite 640, Southfield, MI 48034 United States	(4)(10)	SOFR + 5.75%	9.57%	4/1/2022	4/1/2028			176,595	175,272	156,287	0.33
Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716 United States	(4)(10)	SOFR + 5.50%	9.67% (incl. 2.75% PIK)	4/11/2025	11/24/2028			1,110,866	1,100,371	1,110,866	2.33
KEN Bidco, Ltd.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(5)(6)(10)	S + 6.00%	10.09% (incl. 2.50% PIK)	5/3/2024	10/14/2028		GBP	14,393	17,779	15,667	0.03
Monterey Financing, S.à r.l.	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(8)	CI + 6.00%	7.98%	9/28/2022	9/28/2029		DKK	560,750	72,945	86,023	0.18
Monterey Financing, S.à r.l.	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(9)	N + 6.00%	10.14%	9/28/2022	9/28/2029		NOK	599,094	55,059	57,948	0.12
Monterey Financing, S.à r.l.	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(8)	ST + 6.00%	7.85%	9/28/2022	9/28/2029		SEK	243,186	21,453	25,754	0.05
Monterey Financing, S.à r.l.	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(8)	E + 6.00%	8.03%	9/28/2022	9/28/2029		EUR	110,819	107,062	126,978	0.27
Nephele III, BV	Paulus Potterstraat 22 A, 1071 DA Amsterdam	(4)(5)(6)(7)(8)	E + 5.00%	7.00%	3/31/2025	1/14/2032		EUR	267	287	309	0.00
Newfold Digital Holdings Group, Inc.	12808 Gran Bay Parkway West, Jacksonville, FL 32258 United States	(10)	SOFR + 3.50%	7.38%	12/8/2025	4/30/2029			36,109	35,063	30,286	0.06
Newfold Digital Holdings Group, Inc.	12808 Gran Bay Parkway West, Jacksonville, FL 32258 United States	(10)	SOFR + 3.50%	7.38%	12/8/2025	4/30/2029			6,372	6,188	4,062	0.01
Newfold Digital Holdings Group, Inc.	12808 Gran Bay Parkway West, Jacksonville, FL 32258 United States	(10)	SOFR + 5.75%	9.53%	12/8/2025	4/30/2029			2,449	2,357	2,310	0.00
Orion US Finco, Inc.	300 Vesey St, New York, NY 10282 United States	(6)(8)	SOFR + 3.50%	7.43%	10/10/2025	10/8/2032			39,535	39,341	39,767	0.08
Razor Holdco, LLC	26 Meadow VW, Victoria, TX, 77904-1676 United States	(4)(10)	SOFR + 5.75%	9.67%	10/25/2021	10/25/2027			95,717	95,138	95,717	0.20
Red River Technology, LLC	875 3rd Avenue, New York, NY 10022 United States	(4)(5)(11)	SOFR + 6.00%	9.99%	5/26/2021	5/26/2027			144,774	144,184	135,726	0.29
Red River Technology, LLC	875 3rd Avenue, New York, NY 10022 United States	(4)(5)(11)	SOFR + 6.00%	9.94%	12/1/2025	11/26/2028			16,220	15,915	15,206	0.03

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
IT Services (continued)
Redwood Services Group, LLC	949 Shady Grove Road, Suite 403, Memphis, TN 38120 United States	(4)(10)	SOFR + 5.25%	8.93%	1/3/2025	6/15/2029		$	148,075	$146,711	$148,075	0.31%
Redwood Services Group, LLC	949 Shady Grove Road, Suite 403, Memphis, TN 38120 United States	(4)(5)(7)(10)	SOFR + 5.25%	8.93%	2/5/2024	6/15/2029			30,094	29,864	30,094	0.06
Smartronix, LLC	44150 Smartronix Way Suite 200 Hollywood, MD 20636 United States	(8)	SOFR + 4.50%	8.22%	2/7/2025	2/6/2032			339,715	332,278	336,600	0.71
Smartronix, LLC	44150 Smartronix Way Suite 200 Hollywood, MD 20636 United States	(4)(5)(7)(8)	SOFR + 3.50%	7.22%	2/7/2025	2/7/2030			1,368	1,116	1,131	0.00
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	E + 6.00%	8.00% (incl. 2.50% PIK)	10/14/2021	10/14/2028		EUR	17,658	20,154	16,757	0.04
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	E + 6.00%	8.00% (incl. 2.50% PIK)	10/14/2021	10/14/2028		EUR	6,584	7,518	6,248	0.01
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	SOFR + 6.00%	10.10% (incl. 2.50% PIK)	10/14/2021	10/14/2028			6,797	7,024	5,489	0.01
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	SOFR + 6.00%	9.94% (incl. 2.50% PIK)	10/14/2021	10/14/2028			13,669	13,520	11,038	0.02
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(5)(6)(10)	S + 6.00%	10.09% (incl. 2.50% PIK)	5/3/2024	10/14/2028		GBP	24,142	29,816	26,278	0.06
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(5)(6)(10)	SOFR + 6.00%	10.10% (incl. 2.50% PIK)	5/3/2024	10/14/2028			32,136	31,564	25,950	0.05
Victors Purchaser, LLC	747 Alpha Drive, Cleveland, OH 44143 United States	(4)(9)	SOFR + 4.50%	8.19%	12/9/2025	12/23/2032			721,584	719,786	719,780	1.51
Victors Purchaser, LLC	747 Alpha Drive, Cleveland, OH 44143 United States	(4)(5)(7)(9)	SOFR + 4.50%	8.19%	12/9/2025	12/23/2032			9,072	8,401	8,401	0.02
Virtusa Corp.	132 Turnpike Road Suite 300 Southborough, MA 01772 United States	(10)	SOFR + 3.25%	6.97%	6/21/2024	2/15/2029			14,713	14,726	14,767	0.03

										3,754,304	3,762,329	7.88
Life Sciences Tools & Services
Bidco Jupiter, Ltd.	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(9)	E + 6.25%	8.27% (incl. 6.75% PIK)	8/5/2022	8/27/2029		EUR	6,024	5,986	5,788	0.01
Bidco Jupiter, Ltd.	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(10)	SOFR + 6.25%	10.75% (incl. 6.75% PIK)	8/5/2022	8/27/2029			89,698	88,318	74,001	0.16
Cambrex Corp.	One Meadowlands Plaza, East Rutherford, NJ 07073 United States	(4)(10)	SOFR + 4.50%	8.22%	3/5/2025	3/5/2032			114,674	113,663	113,527	0.24
Cambrex Corp.	One Meadowlands Plaza, East Rutherford, NJ 07073 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.33%	3/5/2025	3/5/2032			858	650	622	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Life Sciences Tools & Services (continued)
Creek Parent, Inc.	14 Schoolhouse Road, Somerset, NJ 08873 United States	(4)(7)(10)	SOFR + 5.00%	8.73%	12/17/2024	12/18/2031		$	132,351	$130,092	$131,022	0.28%
Falcon Parent Holdings, Inc.	3675 Green Level Road West, Suite 208, Apex, NC 27523 United States	(4)(7)(10)	SOFR + 5.00%	8.89%	11/6/2024	11/6/2031			162,151	160,487	160,733	0.34
Parexel International, Inc.	275 Grove Street, Suite 100C, Newton, MA 02466 United States	(9)	SOFR + 2.75%	6.47%	12/12/2025	12/12/2031			7,353	7,361	7,387	0.02
PAS Parent, Inc.	1800 Elm Street Southeast Minneapolis, MN 55414 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.42%	8/18/2025	8/18/2032			27,343	26,707	26,669	0.06

										533,264	519,749	1.11
Machinery
Bidco 76 S.p.A.	Piazza Fontana 6, 20122, Milan Italy	(4)(6)(8)	E + 4.75%	6.87%	12/11/2024	12/10/2031		EUR	138,245	143,056	162,466	0.34
Chart Industries, Inc.	2200 Airport Industrial Dr, Suite 100, Ball Ground, GA 30107 United States	(6)(9)	SOFR + 2.50%	6.48%	7/2/2024	3/15/2030			4,713	4,713	4,741	0.01
Cielo Bidco, Ltd.	Unit A2 Cradley Business Park, Overend Road, Cradley Heath, B64 7DW, England	(4)(5)(6)(8)	S + 4.75%	8.47%	6/30/2025	3/31/2032		GBP	241	327	325	0.00
Cielo Bidco, Ltd.	Unit A2 Cradley Business Park, Overend Road, Cradley Heath, B64 7DW, England	(4)(5)(6)(8)	E + 4.75%	6.68%	6/30/2025	3/31/2032		EUR	86	101	101	0.00
Cielo Bidco, Ltd.	Unit A2 Cradley Business Park, Overend Road, Cradley Heath, B64 7DW, England	(4)(5)(6)(8)	SOFR + 4.75%	8.41%	6/30/2025	3/31/2032			1,238	1,227	1,238	0.00
Cielo Bidco, Ltd.	Unit A2 Cradley Business Park, Overend Road, Cradley Heath, B64 7DW, England	(4)(5)(6)(8)	SOFR + 4.75%	8.62%	6/30/2025	3/31/2032			595	589	595	0.00
Cielo Bidco, Ltd.	Unit A2 Cradley Business Park, Overend Road, Cradley Heath, B64 7DW, England	(4)(5)(6)(7)(8)	E + 4.75%	6.68%	6/30/2025	3/31/2032		EUR	25	28	29	0.00
Cielo Bidco, Ltd.	Unit A2 Cradley Business Park, Overend Road, Cradley Heath, B64 7DW, England	(4)(5)(6)(7)(8)	SOFR + 4.75%	8.41%	6/30/2025	3/31/2032			47	41	47	0.00
Crosby US Acquisition Corp.	2801 Dawson Rd Tulsa, OK, 74110-5042 United States	(9)	SOFR + 3.50%	7.22%	9/16/2024	8/16/2029			308	312	310	0.00
Hobbs & Associates, LLC	4850 Brookside Ct #100, Norfolk, VA 23502 United States	(8)	SOFR + 2.75%	6.47%	10/30/2025	7/23/2031			2,494	2,497	2,496	0.01
LSF11 Trinity Bidco, Inc.	5555 N Channel Ave Portland, OR 97217 United States	(4)(8)	SOFR + 2.50%	6.23%	9/11/2025	6/14/2030			1,050	1,050	1,055	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Machinery (continued)
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(7)(11)	SOFR + 6.00%	9.99%	7/21/2021	7/21/2027		$	5,891	$5,857	$5,780	0.01%
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(5)(11)	SOFR + 6.50%	10.49%	12/20/2022	7/21/2027			229	227	225	0.00
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(5)(11)	SOFR + 6.25%	10.24%	8/30/2022	7/21/2027			228	226	224	0.00
Pro Mach Group, Inc.	50 East Rivercenter Blvd Suite 1800 Covington KY 41011 United States	(8)	SOFR + 2.75%	6.47%	10/16/2025	10/16/2032			6,000	6,020	6,045	0.01
SPX Flow, Inc.	13320 Ballantyne Corporate Pla, Charlotte, NC 28277 United States	(9)	SOFR + 2.75%	6.47%	8/1/2025	4/5/2029			8,651	8,651	8,686	0.02
TK Elevator U.S. Newco, Inc.	E-Plus Straße 1, Düsseldorf, North Rhine-Westphalia 40472 Germany	(6)(9)	SOFR + 2.75%	6.95%	3/14/2024	4/30/2030			17,320	17,320	17,448	0.04
Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(9)	SOFR + 3.75%	7.58%	11/19/2021	11/19/2028			25,874	25,775	26,044	0.05

										218,017	237,855	0.49
Marine
Armada Parent, Inc.	93 Eastmont Ave Ste 100 East Wenatchee, WA 98802-5305 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.12%	10/29/2021	10/29/2030			11,222	11,007	11,222	0.02
Armada Parent, Inc.	93 Eastmont Ave Ste 100 East Wenatchee, WA 98802-5305 United States	(4)(10)	SOFR + 5.25%	9.07%	6/9/2025	10/29/2030			226,941	225,352	226,941	0.48
Kattegat Project Bidco, AB	Salsmästaregatan 21, Hisings Backa, Sweden	(4)(5)(6)(7)(8)	E + 5.50%	7.52%	3/20/2024	4/7/2031		EUR	51,768	55,004	60,672	0.13
Kattegat Project Bidco, AB	Salsmästaregatan 21, Hisings Backa, Sweden	(4)(5)(6)(8)	SOFR + 5.50%	9.19%	3/20/2024	4/7/2031			4,522	4,437	4,522	0.01

										295,800	303,357	0.64
Media
ABG Intermediate Holdings 2, LLC	1411 Broadway, 4th Floor New York, NY 10018 United States	(8)	SOFR + 2.25%	5.97%	4/4/2025	2/13/2032			5,211	5,085	5,222	0.01
Bimini Group Purchaser, Inc.	1221 Brickell Avenue, Suite 2300 Miami, FL 33131 United States	(4)(10)	SOFR + 4.75%	8.57%	4/26/2024	4/26/2031			281,459	279,191	281,459	0.59
Bimini Group Purchaser, Inc.	1221 Brickell Avenue, Suite 2300 Miami, FL 33131 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.49%	4/26/2024	4/26/2031			18,039	17,531	15,966	0.03
Bimini Group Purchaser, Inc.	1221 Brickell Avenue, Suite 2300 Miami, FL 33131 United States	(4)(5)(10)	SOFR + 4.75%	8.62%	4/26/2024	4/26/2031			34,819	34,663	34,819	0.07

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Media (continued)
McGraw-Hill Education, Inc.	2 Penn Plaza 20th Floor New York, NY 10121 United States	(9)	SOFR + 2.75%	6.47%	9/4/2025	8/6/2031		$	5,426	$5,413	$5,478	0.01%
Prodege International Holdings, LLC	100 North Pacific Coast Highway, 8th Floor El Segundo, CA 90245 United States	(4)(10)	SOFR + 5.75%	9.60% PIK	12/17/2025	12/15/2027			198,534	198,534	198,534	0.42
Prodege International Holdings, LLC	100 North Pacific Coast Highway, 8th Floor El Segundo, CA 90245 United States	(4)(10)	SOFR + 5.75%	9.60% PIK	12/17/2025	12/15/2027			93,114	93,114	93,114	0.20
Prodege International Holdings, LLC	100 North Pacific Coast Highway, 8th Floor El Segundo, CA 90245 United States	(4)(10)(17)	SOFR + 5.75%	9.60% PIK	12/17/2025	12/15/2027			268,040	134,020	134,020	0.28

										767,551	768,612	1.61
Metals & Mining
SCIH Salt Holdings, Inc.	10955 Lowell Ave Ste 500 Overland Park, KS 66210 United States	(10)	SOFR + 2.75%	6.52%	12/4/2025	1/31/2029			15,629	15,614	15,679	0.03
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance, Inc.	222 3rd Avenue S.W. Suite 900 Calgary, Alberta T2P 0B4 Canada	(4)(6)(10)	SOFR + 5.25%	9.14%	8/30/2024	8/15/2028			28,676	28,536	28,676	0.06
Freeport LNG Investments, LLLP	333 Clay Street Suite 5050 Houston, TX 77002 United States	(9)	SOFR + 3.25%	7.12%	1/15/2025	12/21/2028			33,047	33,047	33,223	0.07
KKR Alberta Midstream Finance, Inc.	585 8 Ave SW #4000, Calgary, AB T2P 1G1, Canada	(4)(6)(10)	SOFR + 5.25%	9.14%	8/30/2024	8/15/2028			15,599	15,506	15,599	0.03

										77,089	77,498	0.16
Paper & Forest Products
Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(10)	SOFR + 5.50%	9.49%	11/12/2021	11/12/2027			61,948	61,611	61,329	0.13
Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(5)(7)(10)	P + 4.50%	11.25%	11/12/2021	11/12/2027			6,550	6,458	6,380	0.01

										68,069	67,709	0.14
Pharmaceuticals
Dechra Finance US, LLC	24 Cheshire Ave, Lostock Gralam, Northwich CW9 7UA, United Kingdom	(6)(8)	SOFR + 3.25%	7.20%	12/3/2024	12/3/2031			4,963	5,001	5,005	0.01
Eden Acquisitionco, Ltd.	1 Occam Court, The Surrey Research Park, Guildford, Surrey GU2 7HJ United Kingdom	(4)(5)(6)(7)(10)	SOFR + 5.00%	8.60%	11/2/2023	11/18/2030			110,539	108,497	110,510	0.23
Eden Acquisitionco, Ltd.	1 Occam Court, The Surrey Research Park, Guildford, Surrey GU2 7HJ United Kingdom	(4)(5)(6)(8)	E + 5.00%	7.12%	9/23/2025	11/18/2030		EUR	746	795	877	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Pharmaceuticals (continued)
Elanco Animal Health, Inc.	2500 Innovation Way Greenfield, IN 46140 United States	(6)(8)	SOFR + 1.75%	5.62%	1/30/2025	10/31/2032		$	721	$722	$723	0.00%
Galileo Pharma Bidco S.p.A	Viale Bianca Maria 25, 20122 – Milan, Italy	(4)(5)(6)(7)(8)	E + 5.00%	7.10%	10/7/2025	10/7/2032		EUR	17,886	20,436	20,599	0.04
Gusto Sing Bidco Pte, Ltd.	One Temasek Ave, #04-01 Millenia Tower, Singapore 039192	(4)(5)(6)(7)(10)	BB + 4.75%	8.39%	11/15/2024	11/15/2031		AUD	1,000	645	664	0.00
Opal Bidco, SAS	3 Boulevard De Sebastopol, Paris, 75001, France	(6)(8)	SOFR + 3.00%	6.69%	10/29/2025	4/28/2032			50,023	49,748	50,398	0.11
Padagis, LLC	1251 Lincoln Rd Allegan, MI 49010 United States	(4)(6)(9)	SOFR + 4.75%	8.95%	7/6/2021	7/6/2028			5,357	5,355	5,075	0.01
Rhea Parent, Inc.	Avenue Einstein 8 1300 Wavre Belgium	(4)(7)(10)	SOFR + 5.00%	8.67%	12/20/2024	12/20/2030			264,860	262,521	263,247	0.55

										453,720	457,098	0.95
Professional Services
Accordion Partners, LLC	One Vanderbilt Ave, 24th floor, New York, NY 10017 United States	(4)(7)(10)	SOFR + 5.00%	8.70%	12/17/2025	11/15/2031			54,923	54,627	54,625	0.11
AG Group Holdings, Inc.	125 S Wacker Dr Ste 2700, Chicago, IL 60606 United States	(9)	SOFR + 4.25%	8.07%	12/29/2021	12/29/2028			5,596	5,583	5,072	0.01
ALKU, LLC	200 Brickstone Square, Suite 503, Andover, MA 01810 United States	(4)(10)	SOFR + 6.25%	9.92%	5/23/2023	5/23/2029			54,298	53,548	53,755	0.11
ALKU, LLC	200 Brickstone Square, Suite 503, Andover, MA 01810 United States	(4)(10)	SOFR + 5.50%	9.17%	2/21/2024	5/23/2029			4,913	4,849	4,777	0.01
Alpine Intel Intermediate 2, LLC	101 South Tryon Street, Suite 3300, Charlotte, NC 28280 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.64%	8/28/2024	1/31/2028			3,161	3,012	3,161	0.01
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(11)	SOFR + 5.00%	8.84%	1/31/2023	1/31/2030			1,958	1,927	1,958	0.00
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(11)	SOFR + 5.00%	8.82%	8/28/2024	1/31/2030			10,841	10,720	10,841	0.02
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(5)(7)(11)	SOFR + 5.00%	8.82%	8/28/2024	1/31/2030			7,242	6,786	7,101	0.01
Artisan Acquisitionco, Ltd.	4th Floor, Martin House, 5 Martin Lane, London EC4R 0DP, United Kingdom	(4)(6)(8)	SOFR + 4.75%	8.42%	9/23/2024	9/30/2031			447,361	440,017	446,243	0.94
Ascensus Group Holdings, Inc.	200 Dryden Road, Dresher, PA 19025 United States	(9)	SOFR + 3.00%	6.72%	12/13/2024	11/24/2032			40,493	40,416	40,502	0.09
Baker Tilly Advisory Group, LP	205 N. Michigan Ave. 28th Floor Chicago, IL 60601 United States	(4)(10)	SOFR + 4.75%	8.47%	6/3/2024	6/3/2031			201,004	198,671	201,004	0.42

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Professional Services (continued)
Baker Tilly Advisory Group, LP	205 N. Michigan Ave. 28th Floor Chicago, IL 60601 United States	(4)(7)(10)	SOFR + 4.25%	7.97%	6/3/2024	6/3/2031		$	279,531	$275,850	$278,577	0.59%
Cast & Crew Payroll, LLC	2300 Empire Avenue, 5th Floor, Burbank, CA 91504 United States	(9)	SOFR + 3.75%	7.47%	12/30/2021	12/29/2028			11,452	11,392	6,916	0.01
CFGI Holdings, LLC	1 Lincoln Street, Suite 1301 Boston, MA 02111 United States	(4)(7)(10)	SOFR + 4.50%	8.22%	11/2/2021	11/2/2027			18,076	17,844	17,677	0.04
Chartwell Cumming Holding, Corp.	485 Lexington Avenue, New York NY 10017 United States	(4)(11)	SOFR + 4.75%	8.47%	5/26/2021	11/16/2029			251,371	249,815	251,371	0.53
Chartwell Cumming Holding, Corp.	485 Lexington Avenue, New York, NY 10017 United States	(4)(5)(7)(11)	SOFR + 4.75%	8.47%	11/18/2022	11/16/2029			20,632	20,187	20,632	0.04
Chartwell Cumming Holding, Corp.	485 Lexington Avenue, New York, NY 10017 United States	(4)(11)	SOFR + 4.75%	8.47%	2/14/2025	11/16/2029			33,240	32,968	33,240	0.07
Chartwell Cumming Holding, Corp.	485 Lexington Avenue, New York, NY 10017 United States	(4)(5)(11)	SOFR + 4.75%	8.47%	10/7/2025	11/16/2029			19,359	19,268	19,359	0.04
Cisive Holdings Corp.	1180 Welsh Rd # 110 North Wales, PA 19454-2053 United States	(4)(7)(11)	SOFR + 5.75%	9.42%	12/8/2021	12/8/2030			33,259	33,150	32,505	0.07
Claims Automation Intermediate 2, LLC	101 South Tryon Street, Suite 3300, Charlotte, NC 28280 United States	(4)(10)	SOFR + 4.50%	8.23%	12/16/2021	12/16/2027			43,998	43,712	43,998	0.09
Claims Automation Intermediate 2, LLC	101 South Tryon Street, Suite 3300, Charlotte, NC 28280 United States	(4)(10)	SOFR + 4.50%	8.64%	12/16/2021	12/16/2027			67,664	67,223	67,664	0.14
Clearview Buyer, Inc.	1 Newton Pl Ste 405, 275 Washington Street, Newton, MA 02458 United States	(4)(7)(10)	SOFR + 4.50%	8.27%	8/26/2021	8/31/2029			116,975	116,289	116,975	0.25
CohnReznick Advisory, LLC	14 Sylvan Way, 3rd Floor Parsippany, NJ 07054 United States	(7)(8)	SOFR + 3.50%	7.17%	3/26/2025	3/31/2032			15,619	15,538	15,744	0.03
CRCI Longhorn Holdings, Inc.	6504 Bridge Point Parkway, Suite 425, Austin, TX 78730 United States	(4)(7)(10)	SOFR + 4.75%	8.47%	8/27/2024	8/27/2031			63,506	62,836	63,415	0.13
Denali Intermediate Holdings, Inc.	5335 Gate Parkway Jacksonville, Florida 32256 United States	(4)(5)(6)(7)(10)	SOFR + 5.50%	9.23%	8/26/2025	8/26/2032			49,718	49,200	49,171	0.10
DTI Holdco, Inc.	Two Ravinia Drive, Suite 201, 19904 Dover, DE United States	(7)(10)	SOFR + 4.00%	7.72%	2/12/2025	4/26/2029			22,071	21,916	19,150	0.04
East River Bidco, GmbH	Bennigsen-Platz 1, 40474 Düsseldorf, Germany	(4)(6)(7)(8)	E + 5.25%	7.27%	3/26/2025	3/26/2032		EUR	97	103	112	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Professional Services (continued)
Eisner Advisory Group, LLC	733 3rd Ave, New York, NY 10017 United States	(9)	SOFR + 4.00%	7.72%	2/28/2024	2/28/2031		$	3,800	$3,794	$3,831	0.01%
Eliassen Group, LLC	55 Walkers Brook Drive, Reading MA, 01867 United States	(4)(10)	SOFR + 5.75%	9.42%	4/14/2022	4/14/2028			66,370	65,999	64,711	0.14
EP Purchaser, LLC	2950 N. Hollywood Way, Burbank, CA 91505 United States	(9)	SOFR + 3.50%	7.44%	11/4/2021	11/6/2028			9,352	9,257	6,729	0.01
First Advantage Holdings, LLC	1 Concourse Parkway NE Suite 200 Atlanta, GA 30328 United States	(8)	SOFR + 2.75%	6.47%	7/24/2025	10/31/2031			5,323	5,343	5,277	0.01
G&A Partners Holding Company II, LLC	17220 Katy Freeway, Suite 350, Houston, TX 77094 United States	(4)(10)	SOFR + 5.00%	8.82%	3/1/2024	3/3/2031			66,887	65,939	66,887	0.14
G&A Partners Holding Company II, LLC	17220 Katy Freeway, Suite 350, Houston, TX 77094 United States	(4)(10)	SOFR + 5.00%	8.82%	5/6/2025	3/3/2031			41,122	40,940	41,122	0.09
G&A Partners Holding Company II, LLC	17220 Katy Freeway, Suite 350, Houston, TX 77094 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.67%	5/6/2025	3/3/2031			9,456	9,280	9,324	0.02
Genuine Financial Holdings, LLC	100 Centerview Drive, Suite 300 Nashville, TN 37214 United States	(8)	SOFR + 3.25%	6.97%	2/5/2025	9/27/2030			8,880	8,902	7,566	0.02
Grant Thornton Advisors, LLC	171 North Clark, Suite 200 Chicago, IL 60601 United States	(8)	SOFR + 3.00%	6.72%	5/22/2025	6/2/2031			3,990	3,990	4,011	0.01
Grant Thornton Advisors, LLC	171 North Clark, Suite 200 Chicago, IL 60601 United States	(8)	SOFR + 2.75%	6.47%	8/22/2025	6/2/2031			7,471	7,466	7,495	0.02
Guidehouse, Inc.	1676 International Drive, Suite 800, McLean, VA 22102 United States	(4)(10)	SOFR + 4.75%	8.47%	10/15/2021	12/16/2030			1,254,937	1,247,730	1,254,937	2.64
IG Investments Holdings, LLC	4170 Ashford Dunwood Road, Northeast, Ste 250 Atlanta, GA 30319 United States	(4)(7)(10)	SOFR + 5.00%	8.84%	11/1/2024	9/22/2028			577,367	573,536	577,367	1.21
Inmar, Inc.	8150 Industrial Blvd, Breinigsville, PA 18031 United States	(8)	SOFR + 4.50%	8.34%	6/26/2025	10/30/2031			24,688	24,723	24,442	0.05
King Bidco S.P.E.C.	2 Gambetta, 92400 Courbevoie, France	(4)(5)(6)(7)(8)	E + 5.25%	7.25%	6/26/2025	6/26/2032		EUR	175	201	201	0.00
Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA 70403 United States	(4)(5)(11)	SOFR + 6.25%	11.07% (incl. 5.25% PIK)	2/28/2025	2/28/2030			6,453	6,452	6,452	0.01
Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA 70403 United States	(4)(5)(7)(11)	SOFR + 5.25%	9.07%	2/28/2025	2/28/2030			87	15	87	0.00
Lereta, LLC	1123 Parkview Drive Covina, CA 91724 United States	(10)	SOFR + 5.25%	9.08%	7/30/2021	7/30/2028			28,560	28,455	26,395	0.06
Mantech International, CP	9 West 57th Street, 29th Floor, New York, NY, 10019 United States	(4)(7)(10)	SOFR + 4.50%	8.29%	12/1/2025	9/14/2029			885,948	876,597	885,575	1.86

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Professional Services (continued)
Mercury Bidco Globe, Limited	3rd Floor, 8 St. James’s Square, London, SW1Y 4JU, United Kingdom	(4)(5)(6)(7)(8)	S + 6.00%	9.97%	1/18/2024	1/31/2031		GBP	92,467	$115,887	$124,641	0.26%
Mercury Bidco Globe, Limited	3rd Floor, 8 St. James’s Square, London, SW1Y 4JU, United Kingdom	(4)(5)(6)(9)	SOFR + 6.00%	9.84%	1/30/2024	1/31/2031		$	7,655	7,192	7,655	0.02
Minotaur Acquisition, Inc.	2001 Spring Road, Suite 700, Oak Brook, IL 60523 United States	(4)(7)(11)	SOFR + 5.00%	8.72%	5/10/2024	5/10/2030			113,384	111,568	113,384	0.24
Minotaur Acquisition, Inc.	2001 Spring Road, Suite 700, Oak Brook, IL 60523 United States	(4)(5)(11)	SOFR + 5.00%	8.82%	5/10/2024	5/10/2030			16,516	16,273	16,516	0.03
MPG Parent Holdings, LLC	One Vanderbilt Avenue, 53rd Floor, New York, New York 10017 United States	(4)(11)	SOFR + 5.00%	8.99%	1/8/2024	1/8/2030			17,938	17,696	17,938	0.04
MPG Parent Holdings, LLC	One Vanderbilt Avenue, 53rd Floor, New York, New York 10017 United States	(4)(5)(7)(11)	SOFR + 5.00%	8.87%	1/8/2024	1/8/2030			5,482	5,357	5,482	0.01
NDT Global Holding, Inc.	NDT GLOBAL HOLDING INC. Address: c/o Novacap 3400, rue de l’Éclipse, Bur. 700 Brossard (Québec) J4Z 0P3	(4)(6)(7)(9)	SOFR + 4.50%	8.22%	6/3/2025	6/4/2032			54,508	53,863	54,407	0.11
Oxford Global Resources, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915 United States	(4)(11)	SOFR + 6.00%	9.84%	8/17/2021	8/17/2027			91,917	91,419	91,917	0.19
Oxford Global Resources, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915 United States	(4)(5)(7)(11)	SOFR + 6.00%	9.82%	8/17/2021	8/17/2027			8,639	8,554	8,639	0.02
Oxford Global Resources, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915 United States	(4)(5)(9)	SOFR + 6.00%	10.21%	6/6/2024	8/17/2027			9,824	9,679	9,824	0.02
Pavion Corp.	4151 Lafayette Center Dr, Suite 700, Chantilly, VA 20151 United States	(4)(10)	SOFR + 6.00%	9.84%	10/30/2023	10/30/2030			114,402	112,840	114,402	0.24
Pavion Corp.	4151 Lafayette Center Dr, Suite 700, Chantilly, VA 20151 United States	(4)(5)(10)	SOFR + 5.75%	9.47%	10/30/2023	10/30/2030			24,120	23,816	24,120	0.05
Petrus Buyer, Inc.	100 Bayview Cir Ste 400, Newport Beach, CA, 92660 United States	(4)(10)	SOFR + 4.75%	8.64%	10/17/2022	10/17/2029			46,377	45,624	46,377	0.10
Petrus Buyer, Inc.	100 Bayview Cir Ste 400, Newport Beach, CA, 92660 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.59%	2/26/2025	10/17/2029			12,190	12,059	12,190	0.03

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Professional Services (continued)
Plano HoldCo, Inc.	10 Collyer Quay #10-01 Ocean Financial Centre Singapore 049315	(8)	SOFR + 3.50%	7.17%	12/11/2024	10/1/2031		$	993	$1,008	$965	0.00%
Polyconcept Investments, BV	Kabelweg 1 2371 DX, Roelofarendsveen, ZUID-HOLLAND, Netherlands	(10)	SOFR + 5.50%	9.17%	5/20/2022	5/18/2029			24,041	23,808	22,719	0.05
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Memphis, TN 38125 United States	(8)	SOFR + 2.50%	6.22%	2/24/2023	7/31/2031			9,609	9,582	9,650	0.02
STV Group, Inc.	350 5th Avenue, Suite 1120, New York, NY 10001 United States	(4)(7)(10)	SOFR + 4.75%	8.47%	3/20/2024	3/20/2031			57,807	56,656	57,639	0.12
Teneo Holdings, LLC	280 Park Avenue, 4th Floor New York, NY 10017 United States	(4)(7)(9)	SOFR + 4.75%	8.47%	7/31/2025	7/31/2032			635,821	628,994	634,909	1.33
The North Highland Co, LLC	3333 Piedmont Road, NE, Suite 1000, Atlanta, GA 30305 United States	(4)(10)	SOFR + 4.75%	8.47%	12/20/2024	12/20/2031			91,417	90,656	89,817	0.19
The North Highland Co, LLC	3333 Piedmont Road, NE, Suite 1000, Atlanta, GA 30305 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.47%	12/20/2024	12/20/2030			3,550	3,193	2,929	0.01
Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(6)(9)	SOFR + 3.00%	6.67%	7/29/2024	6/18/2029			33,435	33,435	33,606	0.07
Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(10)	SOFR + 4.50%	8.44%	6/29/2021	6/29/2029			43,242	43,083	43,242	0.09
Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(7)(10)	SOFR + 4.50%	8.50%	6/29/2021	6/29/2029			78,128	77,182	77,806	0.16
Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(10)	SOFR + 4.50%	8.48%	10/17/2025	6/29/2029			189,552	187,764	189,552	0.40
Trinity Partners Holdings, LLC	230 3rd Ave Prospect Place Waltham, MA 02451 United States	(4)(7)(11)(18)	SOFR + 5.24%	9.06%	12/21/2021	12/31/2030			416,995	413,257	416,995	0.88
TTF Lower Intermediate, LLC	5550 Peachtree Parkway, Suite 500 Peachtree Corners, GA 30092 United States	(7)(8)	SOFR + 3.75%	7.79%	7/18/2024	7/18/2031			28,070	26,239	22,427	0.05
Victors CCC Buyer, LLC	1600 Tysons Blvd. Suite 1100 McLean, VA 22102 United States	(4)(7)(10)	SOFR + 4.75%	8.48%	6/1/2022	6/1/2029			149,569	147,979	149,569	0.31
West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606 United States	(4)(10)	SOFR + 4.75%	8.48%	11/9/2021	11/8/2028			707,851	702,276	700,772	1.47
West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606 United States	(4)(7)(10)	SOFR + 4.75%	8.48%	12/18/2024	11/8/2028			24,194	23,556	22,538	0.05
West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606 United States	(4)(5)(10)	SOFR + 4.75%	8.48%	9/15/2025	11/8/2028			995	986	985	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Professional Services (continued)
YA Intermediate Holdings II, LLC	12851 Manchester Rd, Suite 160, St. Louis, MO 63131 United States	(4)(10)	SOFR + 5.00%	8.85%	10/1/2024	10/1/2031		$	43,861	$43,551	$43,642	0.09%
YA Intermediate Holdings II, LLC	12851 Manchester Rd, Suite 160, St. Louis, MO 63131 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.69%	10/1/2024	10/1/2031			5,239	5,082	5,098	0.01

										7,986,180	8,030,306	16.86
Real Estate Management & Development
Castle Management Borrower, LLC	870 Seventh Avenue 2nd Fl New York, NY 10019 United States	(4)(7)(11)	SOFR + 5.50%	9.17%	11/3/2023	11/5/2029			32,667	32,100	32,464	0.07
Community Management Holdings Midco 2, LLC	8360 East Via de Ventura, Building L, #100, Scottsdale, AZ 85258 United States	(4)(10)	SOFR + 4.75%	8.60%	11/1/2024	11/1/2031			55,052	54,364	55,052	0.12
Community Management Holdings Midco 2, LLC	8360 East Via de Ventura, Building L, #100, Scottsdale, AZ 85258 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.60%	11/1/2024	11/1/2031			14,739	14,347	14,739	0.03
Community Management Holdings Midco 2, LLC	8360 East Via de Ventura, Building L, #100, Scottsdale, AZ 85258 United States	(4)(5)(10)	SOFR + 4.75%	8.44%	7/8/2025	11/1/2031			31,615	31,321	31,615	0.07
Cushman & Wakefield US Borrower, LLC	Suite 3000, 225 W. Wacker Drive, Chicago, IL 60606 United States	(6)(9)	SOFR + 2.50%	6.22%	9/26/2025	1/31/2030			6,315	6,315	6,386	0.01
Cushman & Wakefield US Borrower, LLC	Suite 3000, 225 W. Wacker Drive, Chicago, IL 60606 United States	(6)(9)	SOFR + 2.75%	6.47%	7/16/2025	1/31/2030			1,359	1,359	1,369	0.00
Neptune BidCo, SAS	21 Avenue Kleber, 75116 Paris, France	(4)(5)(6)(7)(8)	E + 5.00%	7.07%	3/28/2024	4/1/2031		EUR	8,205	8,715	9,661	0.02
Odevo, AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(5)(6)(8)	ST + 5.25%	7.21%	10/31/2024	12/31/2030		SEK	573,028	51,770	62,242	0.13
Odevo, AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(5)(6)(8)	E + 5.25%	7.36%	10/31/2024	12/31/2030		EUR	1,177	1,227	1,384	0.00
Odevo, AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(5)(6)(8)	S + 5.25%	9.22%	10/31/2024	12/31/2030		GBP	26,751	33,753	36,060	0.08
Odevo, AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(6)(8)	SOFR + 5.25%	8.96%	10/31/2024	12/31/2030			136,798	136,233	136,798	0.29
Odevo, AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(5)(6)(7)(8)	E + 5.25%	7.36%	11/28/2024	12/31/2030		EUR	73,816	77,579	86,749	0.18
Odevo, AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(5)(6)(8)	SOFR + 5.25%	8.96%	6/30/2025	12/31/2030			61,545	59,369	61,545	0.13
Odevo, AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(5)(6)(8)	S + 5.25%	9.22%	9/12/2025	12/31/2030		GBP	22,220	26,842	29,952	0.06
Phoenix Strategy S.à r.l.	14-16 Avenue Pasteur L-2310 Luxembourg	(4)(6)(8)	S + 2.75%	6.74%	10/2/2024	10/2/2028		GBP	53,099	69,767	71,575	0.15

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Real Estate Management & Development (continued)
Phoenix Strategy S.à r.l.	14-16 Avenue Pasteur L-2310 Luxembourg	(4)(6)(8)	E + 2.75%	4.80%	10/2/2024	10/2/2028		EUR	50,089	$53,756	$58,864	0.12%
Phoenix Strategy S.à r.l.	14-16 Avenue Pasteur L-2310 Luxembourg	(4)(6)(8)	E + 2.75%	4.80%	10/2/2024	10/2/2028		EUR	140,261	153,543	164,834	0.35

										812,360	861,289	1.81
Semiconductors & Semiconductor Equipment
Altar Bidco, Inc.	15 Elizabeth Drive Chelmsford, MA 01824 United States	(9)	SOFR + 3.10%	6.78%	4/7/2025	2/1/2029		$	11,428	11,291	11,327	0.02
Software
Abacus Holdco 2, Oy	Kansakoulukuja 1, 00100 Helsinki, Finland	(4)(5)(6)(7)(8)	E + 4.50%	6.51%	10/11/2024	10/10/2031		EUR	838	906	985	0.00
Accelya US, Inc.	790 NW 107th Avenue, Suite 400, Miami, FL 33172 United States	(6)(8)	SOFR + 5.25%	8.92%	9/29/2025	9/29/2032			26,667	26,149	26,583	0.06
Acumatica Holdings, Inc.	3075 112th Avenue NE, Suite 200 Bellevue, WA 98004, United States	(4)(5)(7)(10)	SOFR + 4.75%	8.42%	7/28/2025	7/28/2032			63,387	62,693	62,648	0.13
AI Titan Parent, Inc.	4601 Six Forks Road, Suite 220, Raleigh, NC 27609 United States	(4)(7)(10)	SOFR + 4.50%	8.22%	8/29/2024	8/29/2031			115,237	114,125	115,099	0.24
Analytic Partners, LP	1441 Brickell Avenue Suite 1220 Miami, FL 33131 United States	(4)(7)(10)	SOFR + 4.50%	8.23%	4/4/2022	4/4/2030			21,033	20,835	21,033	0.04
Analytic Partners, LP	1441 Brickell Avenue Suite 1220 Miami, FL 33131 United States	(4)(10)	SOFR + 4.50%	8.23%	12/17/2024	4/4/2030			11,945	11,873	11,945	0.03
Anaplan, Inc.	50 Hawthorne St, San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 4.50%	8.32%	5/20/2025	6/21/2029			627,051	621,384	626,092	1.31
Aptean, Inc.	4325 Alexander Drive, Suite 100, Alpharetta, GA 30022 United States	(4)(10)	SOFR + 4.75%	8.57%	1/29/2024	1/30/2031			71,552	71,231	71,552	0.15
Aptean, Inc.	4325 Alexander Drive, Suite 100, Alpharetta, GA 30022 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.57%	1/29/2024	1/30/2031			1,341	1,291	1,341	0.00
Armstrong Bidco, Limited	The Old School School Lane, Stratford St Mary, Colchester, Essex, United Kingdom, CO7 6LZ	(4)(6)(8)	S + 5.25%	8.97%	6/2/2022	6/28/2029		GBP	478,945	576,429	632,682	1.33
Arnhem BidCo, GmbH	Isaac-Fulda-Allee 6, 55124 Mainz, Germany	(4)(6)(7)(8)	E + 4.50%	6.52%	9/18/2024	9/30/2031		EUR	243,252	267,434	285,870	0.60
Articulate Global, LLC	244 Fifth Avenue, Suite 2960, New York, NY 10001 United States	(4)(5)(7)(9)	SOFR + 4.25%	8.12%	10/24/2025	10/24/2032			52,720	52,435	52,427	0.11
Auctane, Inc.	1990 East Grand Avenue El Segundo, CA 90245 United States	(4)(10)	SOFR + 5.75%	9.58%	10/5/2021	10/5/2028			834,891	828,309	822,368	1.73

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Auctane, Inc.	1990 East Grand Avenue El Segundo, CA 90245 United States	(4)(5)(10)	SOFR + 5.75%	9.58%	12/14/2021	10/5/2028		$	9,819	$9,740	$9,672	0.02%
AuditBoard, Inc.	12900 Park Plaza Dr. Ste 200, Cerritos, CA, 90703 United States	(4)(10)	SOFR + 4.50%	8.24%	7/12/2024	7/12/2031			80,730	80,092	80,730	0.17
AuditBoard, Inc.	12900 Park Plaza Dr. Ste 200, Cerritos, CA, 90703 United States	(4)(10)	SOFR + 4.50%	8.24%	7/12/2024	7/12/2031			38,443	38,139	38,443	0.08
AuditBoard, Inc.	12900 Park Plaza Dr. Ste 200, Cerritos, CA, 90703 United States	(4)(7)(10)	SOFR + 4.50%	8.24%	12/10/2025	7/12/2031			15,377	15,142	15,262	0.03
Avalara, Inc.	512 S Mangum St #100, Durham, NC 27701 United States	(8)	SOFR + 2.75%	6.42%	9/12/2025	3/26/2032			1,990	1,990	2,001	0.00
Azurite Intermediate Holdings, Inc.	233 Wilshire Blvd., Suite 800 Santa Monica, CA 90401 United States	(4)(7)(10)	SOFR + 6.00%	9.72%	3/19/2024	3/19/2031			61,560	60,796	61,532	0.13
Banyan Software Holdings, LLC	303 Perimeter Center North, Suite 450 Atlanta, GA 30346 United States	(4)(11)	SOFR + 5.50%	9.22%	1/2/2025	1/2/2031			53,717	53,269	53,583	0.11
Banyan Software Holdings, LLC	303 Perimeter Center North, Suite 450 Atlanta, GA 30346 United States	(4)(5)(11)	SOFR + 5.50%	9.22%	1/2/2025	1/2/2031			28,814	28,574	28,742	0.06
Banyan Software Holdings, LLC	303 Perimeter Center North, Suite 450 Atlanta, GA 30346 United States	(4)(5)(7)(11)	SOFR + 5.25%	8.98%	10/7/2025	1/2/2031			7,873	7,787	7,526	0.02
Banyan Software Holdings, LLC	303 Perimeter Center North, Suite 450 Atlanta, GA 30346 United States	(4)(5)(11)	SOFR + 5.50%	9.22%	1/2/2025	1/2/2031			10,173	10,084	10,148	0.02
Bayshore Intermediate #2, LP	1 W Elm St ste 200, Conshohocken, PA 19428 United States	(4)(10)	SOFR + 5.50%	9.19% (incl. 3.00% PIK)	9/19/2025	10/2/2028			326,677	326,377	326,677	0.69
Bayshore Intermediate #2, LP	1 W Elm St ste 200, Conshohocken, PA 19428 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.69%	11/8/2024	10/1/2027			6,730	6,654	6,730	0.01
Bending Spoons US, Inc.	169 Madison Ave, Suite 11218 New York, NY 10016 United States	(6)(11)	SOFR + 5.25%	9.03%	2/19/2025	3/7/2031			91,360	90,310	89,190	0.19
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, NY 10019 United States	(4)(10)	SOFR + 5.75%	9.48%	8/8/2022	8/8/2028			69,846	69,262	69,147	0.15
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, NY 10019 United States	(4)(10)	SOFR + 5.75%	9.48%	8/8/2022	8/8/2028			12,321	12,219	12,198	0.03
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, NY 10019 United States	(4)(5)(10)	SOFR + 5.75%	9.48%	8/8/2022	8/8/2028			8,473	8,412	8,388	0.02
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, NY 10019 United States	(4)(10)	SOFR + 5.75%	9.48%	10/25/2024	8/8/2028			56,687	56,109	56,120	0.12

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Bluefin Holding, LLC	8200 Roberts Drive, Suite 400, Atlanta, GA 30350 United States	(4)(7)(11)	SOFR + 4.25%	7.98%	9/12/2023	9/12/2029		$	90,693	$89,726	$90,693	0.19%
Boxer Parent Company, Inc.	John Hancock Tower 200 Clarendon Street Boston, MA 02116 United States	(8)	SOFR + 3.00%	6.82%	1/24/2025	7/30/2031			21,767	21,566	21,736	0.05
Brave Parent Holdings, Inc.	11695 Johns Creek Parkway, Suite 200, Johns Creek, GA 30097 United States	(4)(7)(10)	SOFR + 4.25%	7.97%	10/17/2025	11/28/2030			495,227	491,544	495,227	1.04
Businessolver.com, Inc.	5473 Morris Hunt Dr Fort Mill, SC 29708-6523 United States	(4)(7)(10)	SOFR + 4.50%	8.17%	12/3/2025	12/3/2032			28,986	28,556	28,707	0.06
Caribou Bidco, Ltd.	70 Gray’s Inn Road, London, WC1X 8NH, United Kingdom	(4)(5)(6)(8)	S + 5.00%	9.22%	7/2/2024	2/1/2029		GBP	221,441	281,780	298,491	0.63
CDK Global, Inc.	1950 Hassell Rd, Hoffman Estates, IL 60169 United States	(8)	SOFR + 3.25%	6.92%	5/16/2024	7/6/2029			4,923	4,923	4,186	0.01
Cloud Software Group, Inc.	4980 Great America Parkway, Santa Clara, CA 95054 United States	(8)	SOFR + 3.25%	6.92%	8/7/2025	3/21/2031			7,058	6,971	7,075	0.01
Cloud Software Group, Inc.	4980 Great America Parkway, Santa Clara, CA 95054 United States	(8)	SOFR + 3.25%	6.92%	8/7/2025	8/13/2032			13,931	13,931	13,965	0.03
Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto, CA 94304 United States	(9)	SOFR + 3.75%	7.57%	10/8/2021	10/8/2028			34,711	34,517	33,349	0.07
Confine Visual Bidco	Kistagången 12, 164 40 Kista, Sweden	(4)(6)(8)	SOFR + 5.75%	9.43%	2/23/2022	2/23/2029			257,960	254,506	206,368	0.43
Confine Visual Bidco	Kistagången 12, 164 40 Kista, Sweden	(4)(6)(8)	SOFR + 5.75%	9.43%	3/11/2022	2/23/2029			6,159	6,073	4,927	0.01
Confluence Technologies, Inc.	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh, PA 15212 United States	(4)(5)(9)	SOFR + 5.00%	8.85%	2/14/2025	7/30/2028			19,938	19,476	19,639	0.04
Conga Corp.	13699 Via Varra, Broomfield, CO 80020 United States	(10)	SOFR + 3.50%	7.34%	8/8/2024	5/8/2028			11,365	11,365	11,365	0.02
Connatix Buyer, Inc.	666 Broadway, 10th Floor, New York, NY 10012 United States	(4)(10)	SOFR + 5.50%	9.70%	7/14/2021	7/14/2027			105,629	105,090	104,045	0.22
Connatix Buyer, Inc.	666 Broadway, 10th Floor, New York, NY 10012 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.70%	7/14/2021	7/14/2027			7,169	7,086	6,925	0.01
Connatix Buyer, Inc.	666 Broadway, 10th Floor, New York, NY 10012 United States	(4)(5)(10)	SOFR + 5.50%	9.70%	10/9/2024	7/14/2027			5,196	5,138	5,118	0.01
Connatix Buyer, Inc.	666 Broadway, 10th Floor, New York, NY 10012 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.70%	10/9/2024	7/14/2027			2,318	2,229	2,248	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd Suite 620 South Santa Monica, CA 90404 United States	(9)	SOFR + 3.75%	7.58%	10/15/2021	10/16/2028		$	26,589	$26,544	$24,508	0.05%
Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd Suite 620 South Santa Monica, CA 90404 United States	(4)(11)	SOFR + 6.00%	9.72%	9/7/2023	10/16/2028			34,125	33,554	33,272	0.07
Coupa Software, Inc.	1855 S. Grant Street, San Mateo, CA 94402 United States	(4)(6)(7)(10)	SOFR + 5.25%	9.09%	2/27/2023	2/27/2030			1,809	1,779	1,810	0.00
Crewline Buyer, Inc.	188 Spear St, San Francisco, CA 94105 United States	(4)(7)(11)	SOFR + 6.75%	10.59%	11/8/2023	11/8/2030			122,658	120,308	122,658	0.26
Databricks, Inc.	160 Spear Street, 15th Floor, San Francisco, CA 94105 United States	(4)(7)(8)	SOFR + 4.50%	8.27%	1/3/2025	1/3/2031			525,000	522,800	525,000	1.10
Dawn Bidco, LLC	3311 East Old Shakopee Road, Minneapolis, MN United States	(8)	SOFR + 3.00%	7.00%	10/14/2025	10/7/2032			5,000	4,975	4,991	0.01
Delta Topco, Inc.	3111 Coronado Drive in Santa Clara, CA 95054 United States	(8)	SOFR + 2.75%	6.58%	5/1/2024	11/30/2029			103,348	103,135	102,985	0.22
Denali Bidco, Ltd.	53 rue de Châteaudun, 75009 Paris, France	(4)(5)(6)(7)(8)	S + 5.00%	8.72%	9/5/2025	9/5/2031		GBP	19,440	24,564	26,069	0.05
Denali Bidco, Ltd.	53 rue de Châteaudun, 75009 Paris, France	(4)(5)(6)(8)	E + 5.00%	7.02%	9/5/2025	9/5/2031		EUR	15,443	17,519	18,058	0.04
Denali Bidco, Ltd.	53 rue de Châteaudun, 75009 Paris, France	(4)(5)(6)(8)	E + 5.00%	7.02%	9/5/2025	9/5/2031		EUR	5,845	6,317	6,835	0.01
Diligent Corp.	61 W 23rd Street, 4th Floor, New York, NY 10010 United States	(4)(7)(10)	SOFR + 5.00%	8.82%	4/30/2024	8/2/2030			181,293	180,146	181,043	0.38
Diligent Corp.	61 W 23rd Street, 4th Floor, New York, NY 10010 United States	(4)(10)	SOFR + 5.00%	8.82%	4/30/2024	8/2/2030			29,736	29,615	29,736	0.06
Discovery Education, Inc.	4350 Congress Street, Suite 700, Charlotte, North Carolina 28209 United States	(4)(10)	SOFR + 6.75%	10.71% (incl. 5.85% PIK)	4/7/2022	4/9/2029			612,424	608,138	509,843	1.07
Discovery Education, Inc.	4350 Congress Street, Suite 700, Charlotte, North Carolina 28209 United States	(4)(5)(7)(10)	SOFR + 5.75%	9.71%	4/7/2022	4/9/2029			35,027	34,536	26,226	0.06
Discovery Education, Inc.	4350 Congress Street, Suite 700, Charlotte, North Carolina 28209 United States	(4)(5)(10)	SOFR + 6.75%	10.61% (incl. 5.80% PIK)	10/3/2023	4/9/2029			68,902	68,399	57,361	0.12
Doit International, Ltd.	David Elazar 12 St’, Tel Aviv-Yaffo, 6107408 Israel	(4)(7)(11)	SOFR + 4.50%	8.32%	11/25/2024	11/26/2029			66,211	64,729	65,711	0.14

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Dropbox, Inc.	1800 Owens Street, San Francisco, CA 94158 United States	(4)(6)(7)(10)(18)	SOFR + 4.91%	8.65%	12/11/2024	12/11/2029		$	746,785	$738,040	$736,804	1.55%
Eagan Parent, Inc.	c/o Francisco Partners Management, L.P. One Letterman Drive Building C, Suite 410 San Francisco, CA 94129	(4)(5)(7)(9)	SOFR + 4.50%	8.24%	9/6/2025	9/8/2032			21,244	21,116	21,163	0.04
ECI Macola Max Holding, LLC	5455 Rings Road Suite 100 Dublin, OH 43017 United States	(6)(10)	SOFR + 2.75%	6.42%	7/10/2025	5/9/2030			5,369	5,369	5,403	0.01
Edison Bidco, AS	Hagaløkkveien 26, 1383, Asker, Norway	(4)(5)(6)(7)(8)	E + 5.25%	7.41%	12/18/2024	12/18/2031		EUR	345	353	406	0.00
Elements Finco, Ltd.	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	S + 5.50%	9.23% (incl. 2.50% PIK)	3/27/2024	4/29/2031		GBP	69,256	86,047	93,354	0.20
Elements Finco, Ltd.	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	SOFR + 5.25%	8.97% (incl. 2.25% PIK)	3/27/2024	4/29/2031			21,630	21,440	21,630	0.05
Elements Finco, Ltd.	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	SOFR + 5.00%	8.72%	4/30/2024	4/29/2031			17,609	17,530	17,609	0.04
Elements Finco, Ltd.	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	S + 5.50%	9.23% (incl. 2.50% PIK)	11/29/2024	4/29/2031		GBP	12,746	15,827	17,180	0.04
Elements Finco, Ltd.	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	S + 5.50%	9.23% (incl. 2.50% PIK)	3/27/2024	4/29/2031		GBP	31,046	38,572	41,848	0.09
Epicor Software Corp.	807 Las Cimas Pkwy, Austin, TX 78746 United States	(10)	SOFR + 2.50%	6.22%	5/30/2024	5/30/2031			5,036	5,024	5,058	0.01
Everbridge Holdings, LLC	25 Corporate Drive, Suite 400, Burlington, MA 01803 United States	(4)(6)(10)	SOFR + 5.00%	8.98%	7/2/2024	7/2/2031			34,467	34,331	34,467	0.07
Everbridge Holdings, LLC	25 Corporate Drive, Suite 400, Burlington, MA 01803 United States	(4)(5)(6)(7)(10)	SOFR + 5.00%	8.98%	7/2/2024	7/2/2031			3,378	3,340	3,378	0.01
EverCommerce Solutions, Inc.	3601 Walnut Street, Suite 400 Denver, CO 80205 United States	(9)	SOFR + 2.25%	5.97%	10/14/2025	7/7/2031			1,496	1,492	1,502	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Experity, Inc.	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104 United States	(4)(10)	SOFR + 5.00%	8.67% (incl. 2.25% PIK)	7/21/2021	2/24/2030		$	110,039	$109,079	$110,039	0.23%
Experity, Inc.	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104 United States	(4)(7)(10)	SOFR + 5.00%	8.67% (incl. 2.25% PIK)	2/24/2022	2/24/2030			35,496	34,821	35,295	0.07
Finastra USA, Inc.	4 Kingdom Street, Paddington, London W2 6BD United Kingdom	(6)(8)	SOFR + 4.00%	7.72%	7/31/2025	9/15/2032			38,396	38,029	37,660	0.08
Flash Charm, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston, TX 77092 United States	(10)	SOFR + 3.50%	7.35%	6/11/2024	3/2/2028			42,798	42,798	40,046	0.08
Flexera Software, LLC	Park Blvd Suite 400 Itasca, IL 60143 United States	(4)(7)(9)	SOFR + 4.75%	8.60%	8/15/2025	8/16/2032			187,380	186,905	187,346	0.39
Flexera Software, LLC	Park Blvd Suite 400 Itasca, IL 60143 United States	(4)(5)(9)	E + 4.75%	6.68%	8/15/2025	8/16/2032		EUR	56,550	66,015	66,457	0.14
Forterro Group, AB	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	ST + 4.75%	6.85%	4/14/2022	7/9/2029		SEK	115,366	10,807	12,531	0.03
Forterro Group, AB	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	SA + 4.75%	4.75%	4/14/2022	7/9/2029		CHF	10,860	11,046	13,710	0.03
Forterro Group, AB	3 Cavendish Square, London, W1G 0LB	(4)(5)(6)(9)	SA + 4.75%	4.75%	7/28/2022	7/9/2029		CHF	3,544	3,587	4,475	0.01
Forterro Group, AB	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	E + 4.75%	6.82%	4/14/2022	7/9/2029		EUR	32,512	32,706	38,208	0.08
Forterro Group, AB	3 Cavendish Square, London, W1G 0LB	(4)(5)(6)(8)	E + 4.75%	6.82%	4/14/2022	7/9/2029		EUR	9,018	9,150	10,598	0.02
Forterro Group, AB	3 Cavendish Square, London, W1G 0LB	(4)(5)(6)(10)	S + 4.75%	8.48%	7/28/2022	7/9/2029		GBP	12,762	15,233	17,203	0.04
Forterro Group, AB	3 Cavendish Square, London, W1G 0LB	(4)(5)(6)(7)(8)	E + 4.75%	6.82%	2/27/2025	7/9/2029		EUR	26,703	27,646	31,382	0.07
Gen Digital, Inc.	60 East Rio Salado Parkway Suite 1000, Tempe, AZ 8528 United States	(6)(9)	SOFR + 1.75%	5.47%	6/5/2024	9/12/2029			10,854	10,774	10,883	0.02
Genesys Cloud Services, Inc.	1302 El Camino Real, Suite 300, Menlo Park, CA 94025 United States	(8)	SOFR + 2.50%	6.22%	4/3/2025	1/30/2032			3,970	3,905	3,967	0.01
Gigamon, Inc.	3300 Olcott Street Santa Clara, CA 95054 United States	(4)(10)	SOFR + 5.75%	9.78%	3/11/2022	3/9/2029			418,408	414,599	407,948	0.86
Gigamon, Inc.	3300 Olcott Street Santa Clara, CA 95054 United States	(4)(5)(7)(10)	SOFR + 5.75%	9.81%	3/11/2022	3/10/2028			10,310	10,216	9,665	0.02
Granicus, Inc.	1999 Broadway, Suite 3600, Denver, CO 80202 United States	(4)(10)	SOFR + 5.50%	9.09% (incl. 2.00% PIK)	1/17/2024	1/17/2031			30,963	30,752	30,963	0.07
Granicus, Inc.	1999 Broadway, Suite 3600, Denver, CO 80202 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.09% (incl. 2.00% PIK)	1/17/2024	1/17/2031			9,101	9,031	9,101	0.02
GS Acquisitionco, Inc.	8529 Six Forks Rd, Suite 400, Raleigh, NC 27615 United States	(4)(5)(11)	SOFR + 5.25%	8.92%	3/26/2024	5/25/2028			11,870	11,840	11,751	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
GS Acquisitionco, Inc.	8529 Six Forks Rd, Suite 400, Raleigh, NC 27615 United States	(4)(5)(7)(10)	SOFR + 5.25%	8.92%	3/26/2024	5/25/2028		$	3,866	$3,830	$3,753	0.01%
Homecare Software Solutions, LLC	130 West 42nd Street, 2nd Floor, New York, NY 10036 United States	(4)(10)	SOFR + 5.55%	9.28% (incl. 2.93% PIK)	6/14/2024	6/16/2031			79,518	78,914	79,120	0.17
Homecare Software Solutions, LLC	130 West 42nd Street, 2nd Floor, New York, NY 10036 United States	(4)(10)	SOFR + 5.55%	9.28% (incl. 2.93% PIK)	6/14/2024	6/16/2031			31,056	30,821	30,900	0.06
Homecare Software Solutions, LLC	130 West 42nd Street, 2nd Floor, New York, NY 10036 United States	(4)(10)	SOFR + 5.55%	9.28% (incl. 2.93% PIK)	9/26/2024	6/16/2031			36,735	36,447	36,552	0.08
HS Purchaser, LLC	6455 City West Parkway Eden Prairie, MN United States	(10)	SOFR + 6.00%	9.97%	6/23/2021	5/19/2029			14,036	13,248	12,751	0.03
Icefall Parent, Inc.	30 Braintree Hill Office Park, Suite 101, Boston, MA 02184 United States	(4)(7)(11)	SOFR + 4.50%	8.17%	1/26/2024	1/25/2030			87,841	86,754	87,841	0.18
INK BC Bidco S.p.A.	Via Vittor Pisani no. 20, 20124, Milan, Italy	(4)(6)(7)(8)	E + 5.00%	7.08%	7/17/2025	7/16/2032		EUR	110,134	125,060	127,274	0.27
IQN Holding Corp.	5011 Gate Parkway Building 100, Suite 250, Jacksonville, FL 32256 United States	(4)(10)	SOFR + 5.75%	9.42% (incl. 3.13% PIK)	5/2/2022	5/2/2029			46,277	46,072	46,277	0.10
IQN Holding Corp.	5011 Gate Parkway Building 100, Suite 250, Jacksonville, FL 32256 United States	(4)(5)(7)(10)	SOFR + 5.25%	8.94%	5/2/2022	5/2/2028			3,603	3,581	3,603	0.01
IQN Holding Corp.	5011 Gate Parkway Building 100, Suite 250, Jacksonville, FL 32256 United States	(4)(5)(10)	SOFR + 5.75%	9.42% (incl. 3.13% PIK)	5/16/2025	5/2/2029			5,726	5,726	5,726	0.01
IRI Group Holdings, Inc.	203 North LaSalle Street, Suite 1500 Chicago, IL 60601 United States	(4)(7)(10)	SOFR + 4.25%	7.97%	4/9/2025	12/1/2029			1,588,161	1,570,390	1,588,161	3.34
Javelin Buyer, Inc.	P.O. Box 12768 700 Park Offices, Suite 300, Research Triangle Park, NC 27709 United States	(6)(8)	SOFR + 2.75%	6.59%	7/24/2025	12/5/2031			2,978	2,994	2,991	0.01
Jeppesen Holdings, LLC	55 Inverness Drive Englewood, CO 80112 United States	(4)(7)(9)	SOFR + 4.75%	8.59%	10/31/2025	11/1/2032			327,865	325,293	325,279	0.68
JS Parent, Inc.	135 SW Taylor Suite 200 Portland, Oregon, 97204 United States	(4)(7)(10)	SOFR + 4.75%	8.59%	4/24/2024	4/24/2031			80,404	80,069	80,365	0.17
Kaseya, Inc.	701 Brickell Avenue, Miami, FL 33131 United States	(7)(8)	SOFR + 3.00%	6.72%	3/20/2025	3/22/2032			127,443	126,049	127,552	0.27
KnowBe4, Inc.	33 N Garden Ave, Clearwater, FL 33755 United States	(8)	SOFR + 3.75%	7.59%	7/22/2025	7/23/2032			30,000	29,929	30,056	0.06

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
LD Lower Holdings, Inc.	8201 Greensboro Drive, Suite 717 Mclean, VA 22102-3810 United States	(4)(11)	SOFR + 7.50%	11.27%	2/8/2021	8/9/2027		$	106,203	$106,137	$95,052	0.20%
Lobos Parent, Inc.	300 Continental Blvd., El Segundo, CA 90245 United States	(4)(5)(7)(9)	SOFR + 4.50%	8.17%	9/26/2025	9/26/2032			42,739	42,339	42,366	0.09
LogicMonitor, Inc.	820 State Street, Floor 5, Santa Barbara, CA 93101 United States	(4)(7)(10)	SOFR + 5.50%	9.34%	11/15/2024	11/19/2031			122,899	121,334	122,043	0.26
Magenta Security Holdings, LLC	6000 Headquarters Drive, Plano, TX 75024 United States	(5)(11)	SOFR + 6.25%	10.09%	8/14/2024	7/27/2028			9,724	9,467	9,761	0.02
Magenta Security Holdings, LLC	6000 Headquarters Drive, Plano, TX 75024 United States	(5)(10)(18)	SOFR + 6.75%	10.85%	8/14/2024	7/27/2028			27,581	26,684	21,030	0.04
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(10)	S + 4.50%	8.22%	5/19/2022	5/18/2029		GBP	100,050	123,533	134,863	0.28
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(10)	SOFR + 4.50%	8.22%	5/19/2022	5/18/2029			1,035,065	1,022,289	1,035,065	2.17
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(10)	SOFR + 4.50%	8.22%	3/21/2024	5/18/2029			28,970	28,737	28,970	0.06
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh, PA 15212 United States	(4)(9)	SOFR + 3.75%	7.57%	7/30/2021	7/31/2028			75,168	74,751	65,772	0.14
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh, PA 15212 United States	(4)(9)	SOFR + 6.25%	10.07%	6/9/2023	7/31/2028			61,425	60,255	57,740	0.12
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh, PA 15212 United States	(4)(5)(7)(8)	SOFR + 3.75%	7.44%	2/14/2025	4/30/2028			3,535	3,513	3,157	0.01
Maverick Bidco, Inc.	13301 Galleria Circle Bldg B, Suite 200. Bee Cave, TX 78738	(4)(5)(7)(10)	SOFR + 4.75%	8.54%	12/2/2025	12/2/2031			352,976	351,684	351,563	0.74
McAfee Corp.	6220 America Center Drive San Jose, CA 95002 United States	(6)(9)	SOFR + 3.00%	6.72%	5/31/2024	3/1/2029			31,409	31,314	29,089	0.06
Medallia, Inc.	200 W 41st St, New York, NY 10036 United States	(4)(10)	SOFR + 6.00%	9.70%	10/28/2021	10/29/2028			898,944	892,583	698,929	1.47
Medallia, Inc.	200 W 41st St, New York, NY 10036 United States	(4)(10)	SOFR + 6.00%	9.70%	8/16/2022	10/29/2028			221,763	219,910	172,421	0.36
Mitnick Purchaser, Inc.	64 Willow Place, Suite 100, Menlo Park, DE 94025 United States	(9)(18)	SOFR + 4.75%	8.69%	5/2/2022	5/2/2029			11,497	11,470	7,515	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
ML Holdco, LLC	1 Venture, Suite 235, Irvine, CA 92618 United States	(4)(5)(7)(11)	SOFR + 4.50%	8.37%	10/24/2025	10/24/2032		$	67,867	$67,494	$67,483	0.14%
MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(4)(11)	SOFR + 4.75%	8.42%	1/7/2021	2/10/2028			204,606	203,651	204,606	0.43
MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(4)(7)(11)	SOFR + 4.75%	8.42%	8/27/2024	2/10/2028			29,257	29,025	28,441	0.06
MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(4)(11)	SOFR + 4.75%	8.42%	1/7/2021	2/10/2028			34,363	34,369	34,363	0.07
MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(4)(5)(7)(9)	SOFR + 4.75%	8.42%	10/2/2025	2/10/2028			1,704	1,669	1,704	0.00
NAVEX TopCo, Inc.	5885 Meadows Road, Suite 500 Lake Oswego, OR 97035	(4)(7)(10)	SOFR + 5.00%	8.91%	10/14/2025	10/14/2032			221,611	219,260	221,318	0.46
Nintex Topco, Limited	10800 NE 8th Street, Suite 400 Bellevue, WA 98004 United States	(4)(6)(8)	SOFR + 6.00%	9.83% (incl. 1.50% PIK)	11/12/2021	11/13/2028			681,242	675,829	606,306	1.27
Noble Midco 3, Ltd.	2 Seething Ln, London EC3N 4AT, United Kingdom	(4)(5)(6)(7)(10)	SOFR + 4.75%	8.42%	6/10/2024	6/24/2031			39,181	38,876	39,181	0.08
Noble Midco 3, Ltd.	2 Seething Ln, London EC3N 4AT, United Kingdom	(4)(5)(6)(7)(10)	SOFR + 4.75%	8.42%	6/10/2024	12/10/2030			452	371	407	0.00
OEConnection, LLC	3600 Embassy Parkway, Suite 300 Fairlawn, OH 44333	(4)(7)(9)	SOFR + 4.50%	8.19%	12/23/2025	12/23/2032			31,437	31,210	31,210	0.07
OMEGA II AB	Box 7358, 103 90 Stockholm Sweden	(4)(5)(6)(7)(8)	ST + 4.75%	6.62%	6/11/2025	6/17/2032		SEK	635,618	65,641	68,648	0.14
Optimizely North America, Inc.	119 5th Ave, 7th Floor, New York, NY 10003 United States	(4)(5)(10)	S + 5.50%	9.22%	10/30/2024	10/30/2031		GBP	2,119	2,726	2,771	0.01
Optimizely North America, Inc.	119 5th Ave, 7th Floor, New York, NY 10003 United States	(4)(5)(10)	E + 5.25%	7.15%	10/30/2024	10/30/2031		EUR	7,064	7,608	8,053	0.02
Optimizely North America, Inc.	119 5th Ave, 7th Floor, New York, NY 10003 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.92%	10/30/2024	10/30/2031			20,134	19,941	19,499	0.04
Optus 1011, GmbH	Westendstraße 28, 60325 Frankfurt am Main, Germany	(4)(5)(6)(8)	E + 5.00%	7.02%	3/7/2025	3/24/2032		EUR	89,943	95,521	104,644	0.22
Optus 1011, GmbH	Westendstraße 28, 60325 Frankfurt am Main, Germany	(4)(5)(6)(7)(8)	E + 5.00%	7.02%	10/24/2025	3/24/2032		EUR	13,798	16,078	15,242	0.03
PDI TA Holdings, Inc.	11675 Rainwater Dr., Suite 350, Alpharetta, GA 30009 United States	(4)(10)	SOFR + 5.50%	9.34%	2/1/2024	2/3/2031			87,074	86,245	87,074	0.18
PDI TA Holdings, Inc.	11675 Rainwater Dr., Suite 350, Alpharetta, GA 30009 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.34%	2/1/2024	2/3/2031			5,130	5,054	5,130	0.01
Perforce Software, Inc.	2320 Blanding Avenue, Alameda CA 94501 United States	(9)	SOFR + 4.75%	8.47%	3/22/2024	3/25/2031			19,700	19,626	16,725	0.04

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Perforce Software, Inc.	2320 Blanding Avenue, Alameda CA 94501 United States	(8)	SOFR + 4.75%	8.47%	12/18/2024	7/2/2029		$	18,242	$18,022	$16,418	0.03%
Project Alpha Intermediate Holding, Inc.	211 South Gulph Road, Suite 500, King of Prussia, PA 19406 United States	(9)	SOFR + 3.25%	6.92%	5/14/2024	10/26/2030			70,143	70,143	70,113	0.15
Project Leopard Holdings, Inc.	300 North La Salle Street, Suite 4350, Chicago, IL 60654 United States	(9)	SOFR + 5.25%	9.19%	7/20/2022	7/20/2029			131,871	128,002	114,110	0.24
Project Leopard Holdings, Inc.	300 North La Salle Street, Suite 4350, Chicago, IL 60654 United States	(4)(5)(7)(8)	SOFR + 4.25%	8.14%	7/20/2022	7/20/2027			13,509	13,514	10,389	0.02
Proofpoint, Inc.	892 Ross Drive, Sunnyvale CA 94089 United States	(9)	SOFR + 3.00%	6.67%	5/28/2024	8/31/2028			5,484	5,479	5,521	0.01
QBS Parent, Inc.	811 Main Street, Suite 2200, Houston, TX 77002 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.17%	6/3/2025	6/3/2032			77,286	76,953	77,286	0.16
QBS Parent, Inc.	811 Main Street, Suite 2200, Houston, TX 77002 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.22%	11/7/2024	6/3/2032			997	949	997	0.00
Quartz Acquireco, LLC	333 W. River Park Dr., Provo, UT 84604 United States	(4)(8)	SOFR + 2.25%	5.92%	4/11/2025	6/28/2030			3,101	3,068	3,101	0.01
Rally Buyer, Inc.	5213 Tacome Building C, Houston, TX 77041 United States	(4)(10)	SOFR + 6.25%	9.97% (incl. 3.50% PIK)	7/19/2022	7/19/2029			145,308	143,951	131,504	0.28
Rally Buyer, Inc.	5213 Tacome Building C, Houston, TX 77041 United States	(4)(5)(7)(10)	SOFR + 5.75%	9.42%	7/19/2022	7/19/2029			10,372	10,192	8,686	0.02
Relativity ODA, LLC	231 South LaSalle Street, 8th Floor, Chicago, IL 60604 United States	(4)(7)(11)	SOFR + 4.50%	8.22%	5/12/2021	5/12/2029			37,640	37,602	37,524	0.08
Rocket Software, Inc.	77 4th Avenue, Waltham MA 02451 United States	(9)	SOFR + 3.75%	7.47%	10/5/2023	11/28/2028			44,664	44,317	44,710	0.09
Scorpio BidCo SAS	131, Chemin du Bac -a-Traille Caluire-et-Cuire, 69300 France	(4)(5)(6)(7)(8)	E + 5.75%	7.77%	4/3/2024	4/30/2031		EUR	37,234	39,683	43,672	0.09
Seven Bidco, SASU	2 More London Riverside, London, SE1 2AP	(4)(5)(6)(7)(8)	E + 4.50%	6.57%	8/29/2025	8/27/2032		EUR	210,485	244,619	245,912	0.52
Severin Acquisition, LLC	150 Parkshore Drive Folsom, CA 95630 United States	(4)(7)(10)	SOFR + 4.75%	8.47% (incl. 2.25% PIK)	10/1/2024	10/1/2031			348,366	345,042	348,366	0.73
Skopima Consilio Parent, LLC	188 The Embarcadero, San Francisco, CA United States 94016 United States	(9)	SOFR + 3.75%	7.47%	12/18/2024	5/12/2028			25,268	25,036	23,152	0.05
Skylark UK Debtco, Ltd.	Cygnet House, Cygnet Way, Charnham Park, Hungerford, Berkshire, England, RG17 0YL	(4)(5)(6)(7)(8)	S + 4.50%	6.57%	11/25/2025	12/8/2032		GBP	12,751	16,990	17,187	0.04

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Skylark UK Debtco, Ltd.	Cygnet House, Cygnet Way, Charnham Park, Hungerford, Berkshire, England, RG17 0YL	(4)(5)(6)(8)	E + 4.50%	6.57%	11/25/2025	12/8/2032		EUR	5,751	$6,694	$6,759	0.01%
Skylark UK Debtco, Ltd.	Cygnet House, Cygnet Way, Charnham Park, Hungerford, Berkshire, England, RG17 0YL	(4)(5)(6)(8)	SOFR + 4.50%	8.38%	11/25/2025	12/8/2032		$	24,898	24,898	24,898	0.05
Solis Midco, SAS	29 allee Saint-Jean, La Barque, 13710 Fuveau France	(4)(5)(6)(7)(8)	E + 4.75%	6.85%	10/8/2025	10/8/2032		EUR	313	357	361	0.00
Sophos Holdings, LLC	18595 Vineyard Point Lane, Cornelius, NC 28031 United States	(6)(8)	SOFR + 3.50%	7.33%	1/7/2021	3/5/2027			12,450	12,458	12,473	0.03
Sovos Compliance, LLC	200 Ballardvale Street 4th Floor Wilmington, MA, 1887 United States	(8)	SOFR + 3.25%	6.97%	7/24/2025	8/13/2029			13,653	13,616	13,709	0.03
Spaceship Purchaser, Inc.	320 Park Avenue, 33rd Floor, New York, NY 10022 United States	(4)(7)(10)(18)	SOFR + 4.67%	8.34%	9/5/2025	10/17/2031			624,424	623,634	623,467	1.31
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, NV United States	(4)(11)	E + 5.50%	7.40%	3/8/2021	3/11/2027		EUR	18,623	22,390	21,666	0.05
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, NV United States	(4)(11)	SOFR + 5.50%	9.32%	3/9/2021	3/11/2027			84,366	84,013	83,523	0.18
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, NV United States	(4)(11)	SOFR + 5.50%	9.32%	3/9/2021	3/11/2027			31,152	31,143	30,840	0.06
Starlight Parent, LLC	7171 Southwest Parkway, Bldg 400, Austin, TX 78735 United States	(8)	SOFR + 4.00%	7.70%	7/2/2025	4/16/2032			49,875	49,145	49,906	0.10
Tango Bidco, SAS	3, boulevard de Sébastopol, 75001 Paris France	(4)(5)(6)(8)	E + 5.25%	7.28%	10/17/2024	10/17/2031		EUR	69,197	74,046	80,914	0.17
Tango Bidco, SAS	3, boulevard de Sébastopol, 75001 Paris France	(4)(5)(6)(7)(8)	E + 5.25%	7.28%	10/17/2024	10/17/2031		EUR	18,953	20,812	22,073	0.05
Tegra118 Wealth Solutions, Inc.	255 Fiserv Drive, Brookfield, WI 53045 United States	(8)	SOFR + 4.00%	7.89%	1/7/2021	2/18/2027			6,722	6,714	6,661	0.01
Themis Solutions, Inc.	4611 Canada Way, Suite 301 Burnaby, BC V5G 4X3, Canada	(4)(5)(6)(7)(10)	SOFR + 5.50%	9.22% (incl. 3.75% PIK)	10/29/2025	10/29/2032			130,682	128,422	127,984	0.27
Three Rivers Buyer, Inc	339 6th Avenue, Pittsburgh, PA 15222 United States	(4)(5)(7)(10)	SOFR + 4.75%	8.59%	10/31/2025	11/3/2031			15,200	14,959	14,953	0.03
TravelPerk, Inc.	C/ dels Almogàvers, 154-164 08018 Barcelona, Spain	(4)(6)(8)	11.50%	11.50% PIK	5/2/2024	5/2/2029			50,792	48,830	49,903	0.10

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Tricentis Operations Holdings, Inc.	5301 Southwest Parkway, Building 2, Suite 200 Austin, TX, 78735 United States	(4)(7)(11)	SOFR + 6.25%	10.09% (incl. 4.88% PIK)	2/11/2025	2/11/2032		$	137,384	$135,958	$137,086	0.29%
Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(7)(10)	SOFR + 5.75%	9.59%	5/6/2021	5/5/2028			43,058	42,675	38,183	0.08
Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(10)	SOFR + 5.75%	9.59%	3/18/2022	5/5/2028			25,258	25,065	23,111	0.05
UKG, Inc.	2000 Ultimate Way, Weston, FL 33326 United States	(8)	SOFR + 2.50%	6.34%	10/14/2025	2/9/2031			1,995	1,990	1,999	0.00
Varicent Parent Holdings Corp.	4711 Yonge St., Suite 300, Toronto, Ontario M2N 6K8, Canada	(4)(7)(10)	SOFR + 6.25%	9.92% (incl. 3.38% PIK)	8/23/2024	8/23/2031			104,346	103,041	102,987	0.22
Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine, CA 92618 United States	(10)	SOFR + 4.00%	8.10%	10/25/2021	4/24/2028			53,180	52,462	49,630	0.10
VS Buyer, LLC	8800 Lyra Drive Columbus, OH 43240 United States	(7)(8)	SOFR + 2.25%	6.09%	7/25/2025	4/12/2031			6,271	5,547	6,258	0.01
WPEngine, Inc.	504 Lavaca Street, Suite 1000, Austin, TX 78701 United States	(4)(7)(10)	SOFR + 5.75%	9.45%	8/14/2023	8/14/2029			81,400	79,781	81,156	0.17
XPLOR T1, LLC	950 East Paces Ferry Road NE Atlanta, GA 30326 United States	(4)(8)	SOFR + 3.50%	7.29%	12/1/2025	12/1/2032			34,563	34,563	34,650	0.07
Zendesk, Inc.	989 Market St, San Francisco, CA 94103 United States	(4)(7)(10)	SOFR + 5.00%	8.69%	7/23/2024	11/22/2028			1,061,197	1,046,704	1,061,196	2.24
Zodiac Purchaser, LLC	01 Redwood Shores Parkway, Redwood City, CA 94065 United States	(8)	SOFR + 3.50%	7.22%	4/3/2025	2/14/2032			7,980	7,857	7,964	0.02
Zorro Bidco, Ltd.	740 Waterside Drive, Aztec West, Almondsbury, Bristol, BS32 4UF, United Kingdom	(4)(5)(6)(7)(8)	S + 4.65%	8.62%	8/13/2024	8/13/2031		GBP	72,147	90,677	96,170	0.20
Zorro Bidco, Ltd.	740 Waterside Drive, Aztec West, Almondsbury, Bristol, BS32 4UF, United Kingdom	(4)(5)(6)(8)	S + 4.65%	8.62%	1/30/2025	8/13/2031		GBP	7,896	9,738	10,537	0.02
Zorro Bidco, Ltd.	740 Waterside Drive, Aztec West, Almondsbury, Bristol, BS32 4UF, United Kingdom	(4)(5)(6)(8)	ST + 4.65%	6.66%	2/6/2025	8/13/2031		SEK	108,262	9,858	11,642	0.02

										20,171,985	19,843,563	41.67
Specialty Retail
CustomInk, LLC	2910 District Avenue Fairfax, VA 22031 United States	(4)(11)(18)	SOFR + 5.98%	9.83%	1/7/2021	5/3/2028			39,625	39,576	39,625	0.08
EG America, LLC	65 Flanders Rd, Westborough, MA 01581 United States	(6)(8)	SOFR + 3.50%	7.32%	7/18/2025	2/7/2028			11,973	11,973	12,034	0.03

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Specialty Retail (continued)
Hoya Midco, LLC	11 North Canal Street Suite 800 60606 Chicago, IL United States	(6)(9)	SOFR + 2.25%	6.09%	2/5/2025	2/3/2029		$	8,712	$8,712	$5,053	0.01%
Mavis Tire Express Services Topco, Corp.	358 Saw Mill River Rd, Millwood, NY 10546 United States	(10)	SOFR + 3.00%	6.72%	1/17/2025	5/4/2028			27,419	27,419	27,550	0.06
Mavis Tire Express Services Topco, Corp.	358 Saw Mill River Rd, Millwood, NY 10546 United States	(4)(7)(10)	SOFR + 3.25%	7.09%	1/17/2025	5/4/2028			3,600	3,573	3,569	0.01
StubHub Holdco Sub, LLC	160 Greentree Drive, Suite 101, Dover, DE, County of Kent, 19904 United States	(8)	SOFR + 4.75%	8.47%	3/15/2024	3/15/2030			5,882	5,886	5,841	0.01

										97,139	93,672	0.20
Technology Hardware, Storage & Peripherals
Lytx, Inc.	9785 Towne Centre Drive San Diego, CA 92121 United States	(4)(11)	SOFR + 5.00%	8.83%	6/13/2024	2/28/2028			75,139	75,171	75,139	0.16
Trading Companies & Distributors
FCG Acquisitions, Inc.	800 Concar Drive, Suite 100, San Mateo, CA 94402 United States	(9)	SOFR + 3.25%	6.97%	2/11/2025	3/31/2028			22,466	22,466	22,583	0.05
Hillman Group, Inc.	1280 Kemper Meadow Drive, Cincinnati, OH 45240 United States	(6)(9)	SOFR + 2.00%	5.73%	7/14/2021	7/14/2028			6,338	6,345	6,371	0.01
Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(9)	SOFR + 3.25%	6.92%	12/22/2021	12/22/2031			15,462	15,437	15,622	0.03
Paramount Global Surfaces, Inc.	20 Sanker Road, Dickson, TN 37055 United States	(4)(11)	SOFR + 6.00%	9.82% (incl. 4.98% PIK)	4/30/2021	12/31/2028			83,340	82,899	62,088	0.13
Red Fox CD Acquisition Corp.	3916 Westpoint Blvd., Winston-Salem, NC 27103 United States	(4)(11)	SOFR + 6.00%	9.67%	3/4/2024	3/4/2030			107,214	105,491	107,214	0.23
Red Fox CD Acquisition Corp.	3916 Westpoint Blvd., Winston-Salem, NC 27103 United States	(4)(5)(7)(11)	SOFR + 6.00%	9.67%	5/31/2024	3/4/2030			16,949	16,240	16,949	0.04
White Cap Buyer, LLC	6250 Brook Hollow Parkway, Norcross, GA 30071 United States	(8)	SOFR + 3.25%	6.97%	6/13/2024	10/19/2029			14,347	14,322	14,422	0.03
Windsor Holdings III, LLC	3075 Highland Pkwy Ste 200 Downers Grove, IL 60515 United States	(8)	SOFR + 2.75%	6.47%	3/21/2025	8/1/2030			13,236	13,169	13,284	0.03

										276,369	258,533	0.55
Transportation Infrastructure
Apple Bidco, LLC	5201 Tennyson Parkway, Suite 150 Plano, TX 75024 United States	(8)	SOFR + 2.50%	6.22%	2/21/2025	9/23/2031			496	488	499	0.00
Capstone Acquisition Holdings, Inc.	30 Technology Parkway South, Suite 200, Peachtree Corner, GA 30092 United States	(4)(11)	SOFR + 4.50%	8.32%	8/29/2024	11/13/2029			94,929	94,545	94,929	0.20

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Transportation Infrastructure (continued)
Capstone Acquisition Holdings, Inc.	30 Technology Parkway South, Suite 200, Peachtree Corner, GA 30092 United States	(4)(5)(11)	SOFR + 4.50%	8.32%	8/29/2024	11/13/2029		$	8,261	$8,212	$8,261	0.02%
Enstructure, LLC	16 Laurel Avenue, Suite 300 Wellesley, MA 02481 United States	(4)(7)(9)	SOFR + 4.50%	8.24%	8/15/2025	8/15/2032			452,038	448,200	451,412	0.95
Frontline Road Safety, LLC	1125 17th Street, Suite 1575, Denver, CO 80202 United States	(4)(5)(7)(8)	SOFR + 4.75%	8.47% (incl. 2.00% PIK)	3/4/2025	3/4/2032			24,243	23,801	24,053	0.05
Frontline Road Safety, LLC	1125 17th Street, Suite 1575, Denver, CO 80202 United States	(4)(8)	SOFR + 4.75%	8.47% (incl. 2.00% PIK)	3/4/2025	3/4/2032			82,641	81,927	82,228	0.17
Frontline Road Safety, LLC	1125 17th Street, Suite 1575, Denver, CO 80202 United States	(4)(5)(8)	SOFR + 4.75%	8.47% (incl. 2.00% PIK)	5/15/2025	3/4/2032			25,682	25,564	25,553	0.05
Frontline Road Safety, LLC	1125 17th Street, Suite 1575, Denver, CO 80202 United States	(4)(8)	SOFR + 4.75%	8.47% (incl. 2.00% PIK)	12/31/2025	3/4/2032			15,213	15,061	15,137	0.03
Frontline Road Safety, LLC	1125 17th Street, Suite 1575, Denver, CO 80202 United States	(4)(5)(7)(8)	SOFR + 4.75%	8.47% (incl. 2.00% PIK)	9/26/2025	3/4/2032			11,348	11,293	11,202	0.02
Helix TS, LLC	114 Capital Way Christiana, TN 37037 United States	(4)(10)	SOFR + 5.00%	8.67%	8/4/2021	8/4/2030			99,361	98,474	98,368	0.21
Helix TS, LLC	114 Capital Way Christiana, TN 37037 United States	(4)(10)	SOFR + 5.00%	8.67%	8/4/2021	8/4/2030			117,282	116,306	116,109	0.24
Helix TS, LLC	114 Capital Way Christiana, TN 37037 United States	(4)(10)	SOFR + 5.00%	8.67%	12/22/2023	8/4/2030			13,621	13,435	13,485	0.03
Helix TS, LLC	114 Capital Way Christiana, TN 37037 United States	(4)(5)(10)	SOFR + 5.00%	8.67%	12/14/2022	8/4/2030			5,288	5,276	5,235	0.01
Helix TS, LLC	114 Capital Way Christiana, TN 37037 United States	(4)(5)(7)(10)	SOFR + 5.00%	8.67%	10/21/2025	8/4/2030			66,103	65,296	65,083	0.14
Italian Motorway Holdings S.à r.l	Meif 6 Hra Italian Motorway Holdings SARL, Luxembourg	(4)(6)(8)	E + 5.25%	7.38%	4/28/2022	4/28/2029		EUR	236,429	245,511	277,850	0.58
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	9.63%	4/19/2021	10/19/2027			70,775	70,333	68,298	0.14
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	9.65%	1/31/2022	10/19/2027			75,355	75,028	72,718	0.15
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	9.65%	4/19/2021	10/19/2027			54,074	54,031	52,182	0.11
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(5)(11)	P + 4.75%	11.50%	9/11/2024	10/19/2027			4,290	4,243	4,140	0.01
Safety Borrower Holdings, LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113 United States	(4)(11)	SOFR + 4.75%	8.47%	12/19/2025	12/19/2032			68,451	68,174	68,451	0.14

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Transportation Infrastructure (continued)
Safety Borrower Holdings, LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113 United States	(4)(5)(7)(11)	P + 3.75%	10.50%	9/1/2021	12/19/2032		$	333	$291	$267	0.00%
Sam Holding Co, Inc.	4801 Southwest Parkway, Building Two, Suite 100, Austin, TX 78735 United States	(4)(11)	SOFR + 5.50%	9.42%	9/24/2021	9/24/2027			145,540	144,703	145,540	0.31
Sam Holding Co, Inc.	4801 Southwest Parkway, Building Two, Suite 100, Austin, TX 78735 United States	(4)(11)	SOFR + 5.50%	9.46%	9/19/2023	9/24/2027			62,560	62,021	62,560	0.13
Sam Holding Co, Inc.	4801 Southwest Parkway, Building Two, Suite 100, Austin, TX 78735 United States	(4)(11)	SOFR + 5.50%	9.54%	9/19/2023	9/24/2027			39,394	39,050	39,394	0.08
Sam Holding Co, Inc.	4801 Southwest Parkway, Building Two, Suite 100, Austin, TX 78735 United States	(4)(11)	SOFR + 5.50%	9.54%	9/24/2021	9/24/2027			45,165	44,920	45,165	0.09
Sam Holding Co, Inc.	4801 Southwest Parkway, Building Two, Suite 100, Austin, TX 78735 United States	(4)(7)(11)	SOFR + 5.50%	9.46%	9/5/2024	9/24/2027			47,637	47,254	47,637	0.10
Sam Holding Co, Inc.	4801 Southwest Parkway, Building Two, Suite 100, Austin, TX 78735 United States	(4)(5)(7)(11)	SOFR + 5.50%	9.29%	11/5/2025	9/24/2027			8,800	8,540	8,800	0.02
TRP Infrastructure Services, LLC	2411 Minnis Dr, Haltom City, TX 76117 United States	(4)(11)	SOFR + 5.50%	9.49%	7/9/2021	7/9/2027			70,737	70,379	70,560	0.15
TRP Infrastructure Services, LLC	2411 Minnis Dr, Haltom City, TX 76117 United States	(4)(7)(11)	SOFR + 5.50%	9.44%	12/2/2024	7/9/2027			41,612	41,385	41,502	0.09
TRP Infrastructure Services, LLC	2411 Minnis Dr, Haltom City, TX 76117 United States	(4)(5)(7)(11)	SOFR + 5.50%	9.53%	9/9/2025	7/9/2027			20,568	20,200	20,398	0.04

										2,003,941	2,037,016	4.26
Wireless Telecommunication Services
CCI Buyer, Inc.	300 N. LaSalle St, Suite 5600, Chicago, IL 60602 United States	(4)(7)(10)	SOFR + 5.00%	8.67%	5/13/2025	5/13/2032			115,602	114,490	114,957	0.24
CyrusOne Revolving Warehouse	2850 N Harwood St., Suite 2200, Dallas, TX 75201 United States	(4)(5)(6)(7)(8)	SOFR + 2.95%	6.67%	7/12/2024	7/2/2027			161,381	160,839	161,381	0.34
SBA Senior Finance II, LLC	8051 Congress Avenue Boca Raton, FL United States	(6)(8)	SOFR + 1.75%	5.47%	6/16/2025	1/25/2031			2,782	2,788	2,796	0.01

										278,117	279,134	0.59

Total First Lien Debt—non-controlled/non-affiliated										73,554,269	73,049,201	153.28

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/affiliated
Aerospace & Defense
Align Precision Group, LLC	730 W 22nd St., Tempe, AZ 85282 United States	(4)(5)(11)(16)	SOFR + 6.75%	10.42% PIK	7/3/2025	7/3/2030		$	22,716	$22,717	$22,717	0.05%
Align Precision Group, LLC	730 W 22nd St., Tempe, AZ 85282 United States	(4)(5)(7)(11)(16)	SOFR + 6.75%	10.42% PIK	7/3/2025	7/3/2030			3,552	3,535	3,552	0.01

										26,252	26,269	0.06
Media
DMS Purchaser, LLC	4800 140th Avenue North Suite 101 Clearwater, FL 33762 United States	(4)(5)(6)(14)(16)	SOFR + 7.50%	11.42% (incl. 6.50% PIK)	2/24/2025	2/28/2030			6,449	6,449	6,449	0.01

Total First Lien Debt—non-controlled/affiliated										32,701	32,718	0.07

First Lien Debt—controlled/affiliated
Chemicals
Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(14)(16)(17)	SOFR + 8.25%	12.07% PIK	4/14/2023	4/14/2029			26,214	15,191	0	0.00
Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(14)(16)(17)	SOFR + 8.25%	12.07% PIK	4/14/2023	4/14/2029			12,800	11,573	7,100	0.01

										26,764	7,100	0.01
Insurance
CFCo, LLC (Benefytt Technologies, Inc.)	15438 North Florida Avenue, Suite 201, Tampa, FL 33613 United States	(4)(5)(8)(16)(17)(18)	0.00%	0.00%	9/11/2023	9/13/2038			86,098	12,571	0	0.00
Daylight Beta Parent, LLC (Benefytt Technologies, Inc.)	15438 North Florida Avenue, Suite 201, Tampa, FL 33613 United States	(4)(5)(8)(16)(17)(18)	10.00%	10.00% PIK	9/11/2023	9/12/2033			60,561	49,530	8,285	0.02

										62,101	8,285	0.02
Oil, Gas & Consumable Fuels
Pibb Member, LLC	345 Park Avenue, 30th Floor, New York, NY 10154 United States	(4)(5)(6)(8)(16)	6.41%	6.41%	11/22/2024	12/20/2049			2,150	2,150	2,193	0.00
Professional Services
Material Holdings, LLC	1900 Avenue of the Stars Ste 1600 19th floor Los Angeles, CA 90067 United States	(4)(5)(10)(16)	SOFR + 6.00%	9.77% (incl. 2.25% PIK)	6/14/2024	8/19/2027			238,430	237,306	237,977	0.50
Material Holdings, LLC	1900 Avenue of the Stars Ste 1600 19th floor Los Angeles, CA 90067 United States	(4)(5)(10)(16)(17)	SOFR + 6.00%	9.77% PIK	6/14/2024	8/19/2027			63,789	57,075	0	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—controlled/affiliated (continued)
Professional Services (continued)
Material Holdings, LLC	1900 Avenue of the Stars Ste 1600 19th floor Los Angeles, CA 90067 United States	(4)(5)(7)(10)(16)	SOFR + 6.00%	9.77% PIK	6/14/2024	8/19/2027		$	8,268	$8,251	$7,895	0.02%

										302,632	245,872	0.52

Total First Lien Debt—controlled/affiliated										393,647	263,450	0.55

Total First Lien Debt										73,980,617	73,345,369	153.90

Second Lien Debt
Second Lien Debt—non-controlled/non-affiliated
Aerospace & Defense
Peraton Corp.	12975 Worldgate Drive, Herndon, VA 20170 United States	(10)	SOFR + 7.75%	11.67%	5/6/2021	2/1/2029			43,259	43,009	34,292	0.07
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, IL 60173 United States	(8)	SOFR + 5.50%	9.22%	7/23/2025	7/31/2033			26,000	25,877	26,098	0.05
OMNIA Partners, LLC	5001 Aspen Grove Drive Franklin, TN 37067 United States	(4)(8)	SOFR + 5.00%	8.86%	5/31/2024	5/31/2032			165,000	164,339	165,000	0.35
OMNIA Partners, LLC	5001 Aspen Grove Drive Franklin, TN 37067 United States	(4)(8)	SOFR + 5.00%	8.86%	10/29/2025	5/31/2032			87,500	87,287	87,500	0.18

										277,503	278,598	0.58
Construction & Engineering
Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield, IL 60015 United States	(4)(10)	SOFR + 7.25%	11.22%	8/31/2021	8/31/2029			32,725	32,501	32,725	0.07
Health Care Providers & Services
Canadian Hospital Specialties, Ltd.	2060 Winston Park Drive, Suite 400, Oakville, Ontario L6H 5R7 Canada	(4)(6)(8)	8.75%	8.75%	4/15/2021	4/15/2029		CAD	3,800	3,009	2,623	0.01
Hunter UK Bidco, Ltd.	26 Southampton Buildings 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)(8)	S + 7.50%	11.47%	8/19/2021	8/19/2029		GBP	65,340	88,208	85,653	0.18
Inizio Group, Ltd.	26 Southampton Buildings 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)(8)	SOFR + 7.25%	11.02%	12/31/2021	8/19/2029			15,000	14,822	14,363	0.03
Inizio Group, Ltd.	26 Southampton Buildings 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(5)(6)(8)	SOFR + 7.25%	11.35%	3/31/2022	8/19/2029			10,000	9,877	9,575	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Second Lien Debt—non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(5)(11)	SOFR + 8.75%	12.69%	5/26/2021	7/16/2028		$	6,537	$6,500	$6,161	0.01%

										122,416	118,375	0.25
Health Care Technology
Project Ruby Ultimate Parent Corp.	11711 West 79th Street Lenexa, KS 62214 United States	(4)(10)	SOFR + 5.25%	9.08%	10/15/2024	3/10/2029			100,934	100,569	100,682	0.21
Insurance
Alera Group, Inc.	3 Parkway North, Suite 500, Deerfield, IL 60015 United States	(5)(9)	SOFR + 5.50%	9.22%	5/21/2025	5/30/2033			94,271	93,833	96,392	0.20
SQ ABS Issuer, LLC	6800 West 115th Street Suite 2511 Overland Park, KS 66211 United States	(4)(6)(8)	9.65%	9.65%	10/11/2024	10/20/2039			11,620	11,481	11,562	0.02

										105,314	107,954	0.22
Interactive Media & Services
Speedster Bidco, GmbH	Bothestraße 11-15, 81675 München, Germany	(4)(6)(8)	CA + 5.50%	7.76%	12/10/2024	2/13/2032		CAD	681,018	478,150	491,208	1.03
IT Services
Asurion, LLC	648 Grassmere Park, Suite 300 Nashville, TN 37211 United States	(8)	SOFR + 5.25%	9.08%	4/4/2025	1/31/2028			4,167	3,830	4,160	0.01
Dcert Buyer, Inc.	2801 N Thanksgiving Way #500, Lehi 84043 United States	(8)	SOFR + 7.00%	10.72%	2/19/2021	2/19/2029			60,975	61,069	55,182	0.12
Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716 United States	(4)(10)	SOFR + 8.50%	12.60% PIK	4/11/2025	11/24/2033			145,532	143,913	141,166	0.30
Orion US Finco, Inc.	300 Vesey St, New York, NY 10282 United States	(6)(8)	SOFR + 5.50%	9.43%	10/10/2025	10/10/2033			6,000	5,940	6,060	0.01
OT Luxco 2 S.à r.l.	2-4, rue Beck, L-1222 Luxembourg, Grand Duchy of Luxembourg	(4)(5)(6)(8)	E + 8.75%	10.85% PIK	10/10/2024	9/30/2029		EUR	23,637	25,661	27,361	0.06

										240,413	233,929	0.50
Life Sciences Tools & Services
Curia Global, Inc.	26 Corporate Circle, Albany, NY, 12203 United States	(4)(10)	SOFR + 10.50%	14.58% PIK	9/1/2021	3/7/2030			51,275	50,854	40,636	0.09
Machinery
Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(4)(9)	SOFR + 7.00%	10.83%	11/19/2021	11/19/2029			24,677	24,550	24,677	0.05

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Second Lien Debt—non-controlled/non-affiliated (continued)
Media
HMH Education, Inc.	125 High St, Suite 900, Boston, MA 02110 United States	(4)(9)	SOFR + 8.50%	12.22%	4/7/2022	4/8/2030		$	80,500	$79,626	$68,828	0.14%
Pharmaceuticals
Rossini, S.à r.l.	29, Avenue de la Porte-Neuve L-2227 Luxembourg	(4)(5)(6)(8)	E + 7.00%	9.19% PIK	4/6/2025	3/30/2030		EUR	26,028	29,573	30,359	0.06
Professional Services
CoreLogic, Inc.	40 Pacifica #900, Irvine, CA 92618 United States	(9)	SOFR + 6.50%	10.33%	6/4/2021	6/4/2029			67,488	67,199	68,219	0.14
Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA 70403 United States	(4)(5)(11)	SOFR + 8.00%	11.82% PIK	2/28/2025	2/28/2030			2,268	2,268	2,268	0.00
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Memphis, TN 38125 United States	(4)(8)	SOFR + 5.00%	8.82%	7/31/2024	7/31/2031			230,000	228,109	230,000	0.48
Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(4)(6)(9)	SOFR + 5.00%	8.67%	6/17/2022	6/17/2032			182,046	178,992	182,046	0.38

										476,568	482,533	1.00
Real Estate Management & Development
Progress Residential PM Holdings, LLC	7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256 United States	(4)(8)	SOFR + 4.75%	8.66%	9/11/2025	9/11/2028			101,340	100,432	100,327	0.21
Software
Boxer Parent Company, Inc.	John Hancock Tower 200 Clarendon Street Boston, MA 02116 United States	(8)	SOFR + 5.75%	9.47%	7/30/2024	7/30/2032			58,594	58,113	56,639	0.12
CB Nike Holdco, LLC	David Elazar 12 St’, Tel Aviv-Yaffo, 6107408 Israel	(4)(11)	SOFR + 7.35%	11.17% PIK	11/25/2024	11/26/2029			230,177	226,627	227,875	0.48
Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto, CA 94304 United States	(9)	SOFR + 6.00%	9.82%	10/8/2021	10/8/2029			66,697	66,435	58,460	0.12
Delta Topco, Inc.	3111 Coronado Drive in Santa Clara, CA 95054 United States	(8)	SOFR + 5.25%	9.09%	5/1/2024	12/1/2030			131,602	130,846	130,053	0.27
Denali Holdco, Ltd.	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(8)	9.80%	9.80% PIK	9/5/2025	9/5/2032		EUR	5,140	5,967	5,980	0.01
Denali Holdco, Ltd.	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(8)	11.20%	11.20% PIK	9/5/2025	9/5/2032		GBP	2,972	3,976	3,966	0.01
Flash Charm, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston, TX 77092 United States	(8)	SOFR + 6.75%	10.75%	3/2/2021	3/2/2029			27,051	26,915	23,805	0.05
IGT Holding II, AB	Stureplan 4, Stockholm, 114 35 Sweden	(4)(6)(8)	SOFR + 6.15%	10.19% PIK	8/13/2024	8/29/2033			135,874	133,798	135,874	0.29
INK BC Bidco S.p.A.	Via Vittor Pisani no. 20, 20124, Milan, Italy	(4)(6)(8)	E + 8.25%	10.33% PIK	7/17/2025	7/16/2033		EUR	14,283	16,250	16,533	0.03
INK BC Bidco S.p.A.	Via Vittor Pisani no. 20, 20124, Milan, Italy	(4)(6)(8)	E + 8.25%	10.33% PIK	11/12/2025	7/17/2033		EUR	11,234	12,766	13,004	0.03
Kaseya, Inc.	701 Brickell Avenue, Miami, FL 33131 United States	(8)	SOFR + 5.00%	8.72%	3/20/2025	3/20/2033			125,000	123,986	122,656	0.26

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Second Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh, PA 15212 United States	(4)(9)	SOFR + 6.50%	10.50% (incl. 6.50% PIK)	7/30/2021	7/30/2029		$	33,551	$33,352	$28,518	0.06%
Project Alpha Intermediate Holding, Inc.	211 South Gulph Road, Suite 500, King of Prussia, PA 19406 United States	(9)	SOFR + 5.00%	8.67%	11/21/2024	11/21/2032			49,542	49,315	47,638	0.10
Proofpoint, Inc.	892 Ross Drive, Sunnyvale, CA 94089 United States	(4)(5)(8)	E + 5.75%	7.77%	12/8/2025	12/8/2033		EUR	26,552	30,666	30,892	0.06
Proofpoint, Inc.	892 Ross Drive, Sunnyvale, CA 94089 United States	(4)(5)(8)	SOFR + 5.75%	9.52%	12/8/2025	12/8/2033			41,706	41,293	41,289	0.09
Solis Midco, SAS	29 allee Saint-Jean, La Barque, 13710 Fuveau France	(4)(5)(6)(8)	E + 7.75%	9.85% PIK	10/8/2025	10/8/2033		EUR	104	119	120	0.00
Teamsystem Holdco 3 SpA	Via Sandro Pertini 88, 61122 Pesaro, Italy	(4)(5)(6)(8)	E + 5.75%	7.78%	7/7/2025	7/7/2033		EUR	41,546	48,237	48,337	0.10
Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine, CA 92618 United States	(10)	SOFR + 7.25%	11.35%	4/23/2021	4/23/2029			41,439	41,307	39,367	0.08

										1,049,968	1,031,006	2.16
Trading Companies & Distributors
BCPE Empire Holdings, Inc.	255 Route 1&9, Jersey City, NJ 07306 United States	(4)(5)(11)	SOFR + 5.25%	9.07%	4/4/2025	12/31/2031			72,514	71,546	72,151	0.15
Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(9)	SOFR + 6.50%	10.17%	12/22/2021	12/21/2029			14,000	13,890	14,257	0.03

										85,436	86,408	0.18

Total Second Lien Debt—non-controlled/non-affiliated										3,296,882	3,262,537	6.82

Total Second Lien Debt										3,296,882	3,262,537	6.82

Unsecured Debt
Unsecured Debt—non-controlled/non-affiliated
Biotechnology
AbbVie, Inc.	1 N. Waukegan Road, North Chicago, IL 60064 United States	(6)(8)	4.80%	4.80%	9/10/2024	3/15/2029			1,000	1,023	1,025	0.00
Amgen, Inc.	One Amgen Center Drive, Thousand Oaks, CA 91320 United States	(6)(8)	5.15%	5.15%	9/10/2024	3/2/2028			1,000	1,019	1,024	0.00
Biogen, Inc.	225 Binney Street, Cambridge, MA 02142 United States	(5)(6)(8)	2.25%	2.25%	9/10/2024	5/1/2030			1,000	919	919	0.00
Gilead Sciences, Inc.	333 Lakeside Drive Foster City, CA 94404 United States	(5)(6)(8)	1.65%	1.65%	9/10/2024	10/1/2030			1,000	894	896	0.00
Regeneron Pharmaceuticals, Inc.	777 Old Saw Mill River Road, Tarrytown, NY 10591 United States	(5)(6)(8)	1.75%	1.75%	9/10/2024	9/15/2030			1,000	896	893	0.00

										4,751	4,757	0.00
Health Care Equipment & Supplies
Abbott Laboratories	100 Abbott Park Road, Abbott Park, IL 60064 United States	(5)(6)(8)	1.40%	1.40%	9/10/2024	6/30/2030			1,000	906	895	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Unsecured Debt—non-controlled/non-affiliated (continued)
Health Care Equipment & Supplies (continued)
Alcon Finance Corp.	Avenue Louis-Casaï 58, Geneva, Switzerland	(5)(6)(8)	2.60%	2.60%	9/10/2024	5/27/2030		$	1,000	$934	$931	0.00%
Becton Dickinson & Co.	18-03 NJ-208, Franklin Lakes, NJ 07417 United States	(6)(8)	5.08%	5.08%	9/10/2024	6/7/2029			1,000	1,026	1,028	0.00
Boston Scientific Corp.	300 Boston Scientific Way, Marlborough, MA 01752 United States	(5)(6)(8)	2.65%	2.65%	9/10/2024	6/1/2030			1,000	941	942	0.00

										3,807	3,796	0.00
Health Care Technology
Healthcomp Holding Company, LLC	621 Santa Fe Ave. Fresno, CA 93721 United States	(4)(5)(8)	13.75%	13.75% PIK	11/8/2023	11/7/2031			24,303	23,892	22,480	0.05
IT Services
Evergreen Services Group PIK Holdco, LLC	949 Shady Grove Road, Suite 403, Memphis, TN, 38120 United States	(4)(5)(8)	12.75%	12.75% PIK	9/19/2025	4/5/2031			30,330	29,767	29,721	0.07
Evergreen Services Group PIK Holdco, LLC	949 Shady Grove Road, Suite 403, Memphis, TN, 38120 United States	(4)(5)(8)	12.75%	12.75% PIK	9/19/2025	4/5/2031			5,727	5,617	5,613	0.01

										35,384	35,334	0.08
Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	168 Third Avenue, Waltham, MA 02451 United States	(6)(8)	5.00%	5.00%	9/10/2024	1/31/2029			1,000	1,027	1,030	0.00
Pharmaceuticals
Astrazeneca Finance, LLC	1 Francis Crick Avenue, Cambridge Biomedical Campus, Cambridge, Cambridgeshire CB2 0AA, United Kingdom	(6)(8)	4.85%	4.85%	9/10/2024	2/26/2029			1,000	1,024	1,027	0.00
Bristol-Myers Squibb, Co.	Route 206 & Province Line Road, Princeton, NJ 08543 United States	(6)(8)	4.90%	4.90%	9/10/2024	2/22/2029			1,000	1,025	1,029	0.00
Eli Lilly & Co.	893 Delaware St, Indianapolis, IN 46225 United States	(6)(8)	4.20%	4.20%	9/10/2024	8/14/2029			1,000	1,009	1,011	0.00
GlaxoSmithKline Capital PLC	79 New Oxford Street, London, England WC1A 1DG, United Kingdom	(6)(8)	3.38%	3.38%	9/10/2024	6/1/2029			1,000	981	983	0.00
Johnson & Johnson	1 Johnson And Johnson Plaza, New Brunswick, NJ 08933 United States	(6)(8)	4.80%	4.80%	9/10/2024	6/1/2029			1,000	1,032	1,033	0.00
Merck & Co, Inc.	126 East Lincoln Avenue P.O. Box 2000. Rahway, NJ 07065 United States	(6)(8)	4.30%	4.30%	9/10/2024	5/17/2030			1,000	1,013	1,011	0.00
Novartis Capital Corp.	Forum 1, Novartis Campus, Basel, Switzerland	(5)(6)(8)	2.20%	2.20%	9/10/2024	8/14/2030			1,000	931	925	0.00
Novo Nordisk Finance Netherlands, BV	Novo Allé, 2880 Bagsvaerd, Denmark	(6)(8)	3.13%	3.13%	9/10/2024	1/21/2029		EUR	1,000	1,114	1,192	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Unsecured Debt—non-controlled/non-affiliated (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	66 Hudson Boulevard East, New York, NY 10001 United States	(5)(6)(8)	1.70%	1.70%	9/10/2024	5/28/2030		$	1,000	$910	$907	0.00%
Roche Holdings, Inc.	Grenzacherstrasse 124, Basel, Switzerland	(6)(8)	4.20%	4.20%	9/10/2024	9/9/2029			1,000	1,007	1,007	0.00
Takeda Pharmaceutical Co, Ltd.	12-10, Nihonbashi 2-chome, Chuo-ku, Tokyo, Japan	(6)(8)	2.05%	2.05%	9/10/2024	3/31/2030			1,000	916	914	0.00
Teva Pharmaceutical Finance Netherlands III, BV	Piet Heinkade 107, Amsterdam, Netherlands	(6)(8)	3.15%	3.15%	9/10/2024	10/1/2026			1,000	985	991	0.00

										11,947	12,030	0.00

Total Unsecured Debt—non-controlled/non-affiliated										80,808	79,427	0.13

Total Unsecured Debt										80,808	79,427	0.13

Structured Finance Obligations
Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated
Capital Markets
Lloyds Bank PLC	25 Gresham Street, London, EC2V 7HN. United Kingdom	(4)(6)(8)	S + 5.25%	9.22%	12/10/2025	2/18/2035		GBP	22,000	29,449	29,655	0.06
Financial Services
1988 CLO 3, Ltd. - Class ER	190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands	(4)(6)(8)	SOFR + 6.25%	10.15%	10/7/2025	10/15/2040			2,000	2,000	2,015	0.00
522 Funding CLO 2020-6, Ltd. - Class ER	522 5th Avenue New York, NY 10036 United States	(4)(6)(8)	SOFR + 6.50%	11.08%	11/9/2021	10/23/2034			3,000	3,000	2,856	0.01
Allegro CLO VIII-S Ltd - Class E2	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park P.O. Box 1350, Grand Cayman George Town, KY1-1108 KY	(4)(6)(8)	SOFR + 8.00%	12.32%	10/3/2024	10/15/2037			2,000	2,000	2,030	0.00
Allegro CLO XVIII Ltd - Class E2	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park P.O. Box 1350, Grand Cayman George Town, KY1-1108 KY	(4)(6)(8)	SOFR + 7.50%	11.82%	10/30/2024	1/25/2038			2,225	2,225	2,228	0.00
Apidos CLO XXV - Class E1R3	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 5.35%	9.68%	12/17/2024	1/20/2037			4,000	4,000	4,010	0.01
ARES LI CLO Ltd - Class ER2	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 6.25%	10.57%	11/1/2024	10/15/2037			4,000	4,000	4,030	0.01
Ares Loan Funding VIII Ltd - Class E	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 5.25%	9.57%	12/19/2024	1/24/2038			3,000	3,000	3,009	0.01
Ares LVI CLO Ltd - Class ER2	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 5.35%	9.67%	12/27/2024	1/25/2038			9,000	9,000	9,004	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
Ares LX CLO Ltd - Class E	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 6.25%	10.84%	5/6/2021	7/18/2034		$	5,000	$4,981	$4,974	0.01%
Bain Capital Credit CLO 2022-6 Ltd - Class ER	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(6)(8)	SOFR + 6.25%	10.58%	10/25/2024	1/22/2038			2,000	2,000	2,010	0.00
Bain Capital Credit CLO 2024-3 Ltd - Class E	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(6)(8)	SOFR + 6.25%	10.57%	5/16/2024	7/16/2037			2,500	2,500	2,512	0.01
Bain Capital Credit CLO 2022-1, Ltd - Class E	2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(6)(8)	SOFR + 7.59%	11.92%	10/9/2025	10/18/2038			5,000	5,000	5,044	0.01
Balboa Bay Loan Funding 2021-2, Ltd. - Class E	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 6.60%	11.19%	10/20/2021	1/20/2035			7,000	6,952	6,902	0.01
Balboa Bay Loan Funding 2024-1 Ltd - Class E	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 6.25%	10.58%	5/17/2024	7/20/2037			2,300	2,300	2,326	0.00
Barings CLO Ltd 2018-II - Class ER	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(6)(8)	SOFR + 6.90%	11.22%	8/9/2024	7/15/2036			4,000	4,000	3,999	0.01
Barings CLO Ltd 2019-IV - Class ER	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(6)(8)	SOFR + 6.40%	10.72%	5/13/2024	7/15/2037			5,000	5,000	5,031	0.01
Barings CLO Ltd 2021-III - Class E	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(6)(8)	SOFR + 6.65%	11.24%	11/17/2021	1/18/2035			7,200	7,200	6,999	0.02
Barings CLO Ltd 2022-II - Class ER	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(6)(8)	SOFR + 6.90%	11.22%	7/2/2024	7/15/2039			5,000	5,000	4,966	0.01
Barings CLO Ltd 2023-IV - Class E	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(6)(8)	SOFR + 7.59%	11.92%	12/6/2023	1/20/2037			3,000	2,975	3,011	0.01
Benefit Street Partners CLO XXVI Ltd - Class ER	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 6.00%	10.33%	7/3/2024	7/20/2037			3,000	3,000	3,013	0.01
BlueMountain CLO XXIX Ltd - Class ER	280 Park Ave 12th Floor, New York, NY 10017 United States	(4)(6)(8)	SOFR + 6.86%	11.44%	7/15/2021	7/25/2034			2,750	2,703	2,691	0.01
Broad River Ltd 2020-1 - Class ER	C/O MaplesFS Limited PO Box 1093, Queensgate House, Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 6.50%	11.09%	5/17/2021	7/20/2034			7,000	6,960	7,028	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
Carlyle US CLO 2018-4, Ltd. - Class E1R	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 6.43%	10.75%	7/23/2024	10/17/2037		$	1,000	$973	$1,011	0.00%
Carlyle US CLO 2018-4, Ltd. - Class E2R	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 7.86%	12.18%	7/23/2024	10/17/2037			5,000	5,022	5,120	0.01
Carlyle US CLO 2021-7, LTD. - Class ER	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 5.50%	9.82%	3/26/2025	4/15/2040			4,650	4,650	4,685	0.01
Carlyle US CLO 2022-4 Ltd - Class ER	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 6.75%	11.07%	7/12/2024	7/25/2036			4,000	4,000	4,019	0.01
Carlyle US CLO 2023-4, Ltd. - Class ER	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 5.40%	11.92%	10/20/2025	10/25/2038			6,500	6,500	6,527	0.01
Carlyle US CLO 2023-5 Ltd - Class E	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 7.90%	12.21%	11/10/2023	1/27/2036			7,000	6,884	7,030	0.02
Carlyle US CLO 2024-8 Ltd - Class E	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 5.50%	9.82%	11/22/2024	1/25/2037			4,000	4,000	4,055	0.01
Carlyle US CLO 2025-1, Ltd. - Class E	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(6)(8)	SOFR + 5.70%	10.02%	4/1/2025	4/25/2038			4,000	4,000	4,035	0.01
Carval CLO V-C, Ltd. - Class E	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(6)(8)	SOFR + 6.75%	11.33%	11/24/2021	10/15/2034			8,000	7,945	7,915	0.02
Carval CLO VI-C, Ltd. - Class E	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(6)(8)	SOFR + 7.33%	11.66%	4/22/2022	4/21/2034			8,750	8,689	8,798	0.02
Carval CLO VIII-C Ltd - Class E2R	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(6)(8)	SOFR + 7.60%	11.93%	9/13/2024	10/22/2037			2,000	2,000	2,017	0.00
Carval CLO X-C Ltd - Class E	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(6)(8)	SOFR + 6.15%	10.48%	6/13/2024	7/20/2037			3,000	3,000	3,041	0.01
CarVal CLO XI C Ltd - Class E	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(6)(8)	SOFR + 6.35%	10.68%	8/14/2024	10/20/2037			3,000	3,000	3,037	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
CBAM 2017-1 Ltd - Class ER2	C/O APPLEBY GLOBAL SERVICES (CAYMAN) LIMITED, 71 FORT STREET, PO BOX 500, GEORGE TOWN, KY1-1106, Cayman Islands	(4)(6)(8)	SOFR + 6.93%	11.26%	11/5/2024	1/20/2038		$	10,000	$9,816	$10,152	0.03%
CBAM 2018-8 Ltd - Class E1R	One Vanderbilt Ave, Suite 3400, New York, NY 10017 United States	(4)(6)(8)	SOFR + 7.40%	11.72%	5/10/2024	7/15/2037			4,000	4,000	4,069	0.01
CBAM 2018-8 Ltd - Class E2R	One Vanderbilt Ave, Suite 3400, New York, NY 10017 United States	(4)(6)(8)	SOFR + 6.37%	10.69%	5/10/2024	7/15/2037			1,000	966	1,009	0.00
Dryden 78 CLO Ltd - Class E1R	3 Gateway Center 14th Floor Newark, NJ 7102 United States	(4)(6)(8)	SOFR + 7.70%	12.02%	4/4/2024	4/17/2037			4,000	4,000	4,030	0.01
Dryden 78 CLO Ltd - Class E2R	3 Gateway Center 14th Floor Newark, NJ 7102 United States	(4)(6)(8)	SOFR + 6.63%	10.95%	4/4/2024	4/17/2037			1,000	980	995	0.00
Dryden 95 CLO, Ltd. - Class E	3 Gateway Center 14th Floor Newark, NJ 7102 United States	(4)(6)(8)	SOFR + 6.15%	10.62%	7/29/2021	8/20/2034			7,000	7,000	6,760	0.01
Eaton Vance CLO 2019-1 Ltd - Class ER2	One Post Office Square Boston, MA 02110 United States	(4)(6)(8)	SOFR + 6.40%	10.72%	5/9/2024	7/15/2037			5,000	5,000	4,962	0.01
Elmwood CLO 30 Ltd - Class F	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(6)(8)	SOFR + 7.25%	11.57%	5/22/2024	7/17/2037			4,500	4,502	4,415	0.01
Elmwood CLO XII, Ltd. - Class FR	1209 Orange Street Wilmington, DE 19801 United States	(4)(6)(8)	SOFR + 8.75%	13.07%	11/18/2025	10/15/2037			5,000	4,686	4,739	0.01
Fort Washington CLO 2021-2, Ltd. - Class E	303 Broadway Suite 1200 Cincinnati, OH 45202 United States	(4)(6)(8)	SOFR + 6.61%	11.20%	8/4/2021	10/20/2034			13,000	12,897	12,937	0.04
Galaxy 30 CLO Ltd - Class ER	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(6)(8)	SOFR + 5.90%	10.22%	12/9/2024	1/15/2038			5,000	5,000	4,917	0.01
Galaxy 32 CLO Ltd - Class E	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(6)(8)	SOFR + 7.33%	11.66%	9/22/2023	10/20/2036			2,140	2,122	2,157	0.00
Galaxy 35 CLO, Ltd. - Class E	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(6)(8)	SOFR + 5.00%	9.30%	3/11/2025	4/20/2038			6,001	6,001	5,991	0.01
Galaxy 36 CLO, Ltd. - Class E	One Nexus Way, Camana Bay, KY1-9005 KY	(4)(6)(8)	SOFR + 4.90%	8.68%	10/27/2025	10/15/2038			6,500	6,500	6,519	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
Goldentree Loan Management US CLO 17, Ltd. - Class FR	2nd Floor Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, JE2 3QB, Jersey	(4)(6)(8)	SOFR + 8.00%	12.33%	6/27/2025	1/20/2039		$	2,500	$2,455	$2,434	0.01%
GoldenTree Loan Management US CLO 23 Ltd - Class F	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 7.75%	12.08%	11/26/2024	1/20/2039			3,500	3,474	3,427	0.01
Goldentree Loan Management US CLO 26, Ltd. - Class F	C/O Maples, FS Limited PO Box 1093, Queensgate House, Grand Cayman George town, KY1-1102 CAYMAN ISLANDS	(4)(6)(8)	SOFR + 7.83%	12.10%	7/9/2025	7/20/2038			3,000	2,971	2,965	0.01
Goldentree Loan Management US CLO 15, Ltd.	Queensgate House, Grand Cayman George town, KY1-1102 Cayman Islands	(4)(6)(8)	SOFR + 5.00%	8.86%	10/14/2025	10/20/2038			7,000	7,000	6,983	0.01
Halseypoint CLO 5, Ltd. - Class E	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(6)(8)	SOFR + 6.94%	11.51%	11/19/2021	1/30/2035			9,500	9,368	9,216	0.02
Halseypoint CLO 7, Ltd. - Class ER	15 Esplanade, St., St. Helier, JE1 1RB, Jersey	(4)(6)(8)	SOFR + 6.59%	10.92%	6/6/2025	7/20/2038			6,900	6,834	6,845	0.01
Harvest US CLO 2025-1, Ltd. - Class E	280 Park Avenue Floor 26 West New York, NY 10017 United States	(4)(6)(8)	SOFR + 5.35%	9.66%	8/13/2025	4/18/2038			3,000	3,016	2,984	0.01
HPS Loan Management 2024-20 Ltd - Class E	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park, PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(6)(8)	SOFR + 6.20%	10.52%	5/15/2024	7/25/2037			2,921	2,928	2,966	0.01
HPS Loan Management 2025-24 Ltd - Class E	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park, PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(6)(8)	SOFR + 4.65%	8.97%	3/11/2025	4/25/2038			4,000	4,000	3,946	0.01
Invesco CLO 2022-3 Ltd - Class ER	331 Spring Street NW, Suite 2500 Atlanta, GA 30309 United States	(4)(6)(8)	SOFR + 6.75%	11.08%	9/30/2024	10/22/2037			3,500	3,486	3,451	0.01
Jamestown CLO XV, Ltd. - Class ER	280 Park Avenue New York, NY 10017 United States	(4)(6)(8)	SOFR + 7.06%	11.38%	5/28/2024	7/15/2035			3,000	2,974	2,913	0.01
MidOcean Credit CLO XIII Ltd - Class E	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(6)(8)	SOFR + 7.80%	12.13%	11/16/2023	1/21/2037			9,500	9,179	9,532	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
MidOcean Credit CLO XIV Ltd - Class E2	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(6)(8)	SOFR + 7.40%	11.72%	2/15/2024	4/15/2037		$	3,500	$3,500	$3,530	0.01%
MidOcean Credit CLO XI Ltd - Class ER2	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(6)(8)	SOFR + 6.00%	10.33%	11/25/2024	1/18/2036			2,000	2,000	1,970	0.00
Morgan Stanley Eaton Vance CLO 2023-19A Ltd - Class ER	71 Fort Street PO Box 500 Grand Cayman George Town, KY1-1106 KY	(4)(6)(8)	SOFR + 6.10%	10.43%	10/16/2024	10/20/2037			2,200	2,200	2,149	0.00
Morgan Stanley Eaton Vance CLO 2023-19, Ltd. - Class ER	71 Fort Street PO Box 500 Grand Cayman George Town, KY1-1106 KY	(4)(6)(8)	SOFR + 5.50%	9.82%	11/21/2025	7/15/2038			3,000	2,835	2,896	0.01
Neuberger Berman Loan Advisers CLO 30, Ltd. - Class ER2	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 5.15%	9.48%	12/23/2024	1/20/2039			3,500	3,500	3,525	0.01
New Mountain CLO 1 Ltd - Class ERR	1633 Broadway, 48th Floor, New York, NY 10019 United States	(4)(6)(8)	SOFR + 5.25%	9.57%	2/7/2025	1/15/2038			2,000	2,000	1,977	0.00
Northwoods Capital XI-B Ltd - Class ER	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 7.35%	11.68%	7/3/2024	7/19/2037			3,412	3,360	3,374	0.01
Oaktree CLO 2019-3 Ltd - Class ER2	333 South Grand Ave, 28th Floor, Los Angeles, CA 90071 United States	(4)(6)(8)	SOFR + 6.75%	11.08%	10/24/2024	1/20/2038			5,000	5,000	5,024	0.01
Oaktree CLO 2022-2, Ltd. - Class ER2	333 South Grand Ave, 28th Floor, Los Angeles, CA 90071 United States	(4)(6)(8)	SOFR + 6.40%	10.72%	8/7/2025	10/15/2037			2,500	2,535	2,517	0.01
OCP CLO 2021-22, Ltd. - Class ER	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(6)(8)	SOFR + 5.75%	10.08%	10/18/2024	10/20/2037			2,000	2,000	2,013	0.00
OCP CLO 2020-18 Ltd - Class ER2	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(6)(8)	SOFR + 6.25%	10.58%	7/30/2024	7/20/2037			1,000	1,000	1,014	0.00
OCP CLO 2017-13 Ltd - Class ER2	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(6)(8)	SOFR + 5.90%	10.23%	11/5/2024	11/26/2037			5,000	5,000	5,019	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
Octagon 75, Ltd - Class E	250 Park Avenue 15th Floor New York, NY 10177 United States	(4)(6)(8)	SOFR + 4.95%	9.28%	1/31/2025	1/22/2038		$	3,000	$3,000	$2,955	0.01%
Octagon Investment Partners 41, Ltd. - Class ER	250 Park Avenue 15th Floor New York, NY 10177 United States	(4)(6)(8)	SOFR + 7.13%	11.71%	9/24/2021	10/15/2033			2,500	2,492	2,338	0.00
Orion CLO 2024-4 LTD - Class E	C/O APPLEBY GLOBAL SERVICES (CAYMAN) LIMITED PO BOX 500, 71 FORT STREET, GRAND CAYMAN, KY1-1106 CAYMAN ISLANDS	(4)(6)(8)	SOFR + 6.00%	10.33%	10/25/2024	10/20/2037			5,000	5,000	5,100	0.01
Palmer Square CLO 2015-1, Ltd. - Class DR4	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 6.76%	10.98%	5/25/2021	5/21/2034			2,000	1,934	1,974	0.00
Palmer Square CLO 2023-3 Ltd - Class E	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 7.83%	12.16%	11/17/2023	1/20/2037			10,000	9,916	10,002	0.03
Parallel 2020-1 Ltd - Class DR	2002 North Tampa Street, Suite 200, Tampa, FL 33602 United States	(4)(6)(8)	SOFR + 6.50%	11.09%	6/14/2021	7/20/2034			3,500	3,445	3,394	0.01
Park Avenue Institutional Advisers CLO Ltd 2022-1 - Class D	10 Hudson Yards New York, NY, 10001-2157 United States	(4)(6)(8)	SOFR + 7.29%	11.62%	2/11/2022	4/20/2035			6,000	5,872	5,943	0.01
Pikes Peak CLO 10 - Class ER	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(6)(8)	SOFR + 5.90%	10.23%	11/22/2024	1/22/2038			5,000	5,000	5,006	0.01
Pikes Peak CLO 17 Ltd - Class E	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(6)(8)	SOFR + 5.75%	10.07%	11/1/2024	1/15/2038			4,000	4,000	4,038	0.01
Pikes Peak CLO 3 - Class ERR	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(6)(8)	SOFR + 6.61%	11.19%	8/13/2021	10/25/2034			3,000	3,009	2,977	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
Pikes Peak CLO 8 - Class ER	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(6)(8)	SOFR + 5.75%	10.08%	12/19/2024	1/20/2038		$	1,000	$1,000	$985	0.00%
Pikes Peak CLO 15 2023, Ltd. - Class ER	2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(6)(8)	SOFR + 5.75%	9.63%	10/10/2025	10/20/2038			5,000	5,000	5,008	0.01
Post CLO 2022-1, Ltd. - Class E	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 6.75%	11.08%	2/15/2022	4/20/2035			5,000	4,983	4,946	0.01
Post CLO 2024-1, Ltd. - Class E	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 6.80%	11.13%	2/6/2024	4/20/2037			2,500	2,500	2,523	0.01
Post CLO VII, Ltd. - Class E	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 5.40%	9.11%	10/30/2025	1/20/2039			4,000	4,000	4,026	0.01
PPM CLO 5, Ltd. - Class E	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(6)(8)	SOFR + 6.50%	11.09%	9/17/2021	10/18/2034			4,800	4,800	4,365	0.01
Rad CLO 14, Ltd. - Class E	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)(8)	SOFR + 6.50%	11.08%	11/2/2021	1/15/2035			6,750	6,750	6,573	0.01
Rad CLO 16 Ltd - Class ER	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)(8)	SOFR + 6.50%	10.82%	5/3/2024	7/15/2037			5,000	5,000	4,864	0.01
Rad CLO 17 Ltd - Class ER	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)(8)	SOFR + 6.25%	10.58%	11/5/2024	1/20/2038			5,000	5,000	5,025	0.01
Rad CLO 25 Ltd - Class E	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)(8)	SOFR + 6.00%	10.33%	5/16/2024	7/20/2037			3,000	3,000	2,973	0.01
Rad CLO 3 Ltd - Class E1R2	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)(8)	SOFR + 5.88%	10.20%	6/18/2024	7/15/2037			2,715	2,667	2,540	0.01
Rad CLO 3 Ltd - Class E2R2	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)(8)	SOFR + 7.00%	11.32%	6/18/2024	7/15/2037			2,715	2,715	2,703	0.01
Rad CLO 9 Ltd - Class ER	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)(8)	SOFR + 5.75%	10.07%	12/19/2024	1/15/2038			3,000	3,000	2,887	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
RAD CLO 27 Ltd - Class E	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)(8)	SOFR + 5.30%	9.62%	1/22/2025	1/15/2038		$	10,000	$10,000	$9,898	0.02%
RAD CLO 30, Ltd. - Class D	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)(8)	SOFR + 5.10%	8.77%	8/14/2025	10/15/2038			3,000	3,000	2,973	0.01
Regatta IX Funding Ltd. - Class ER	c/o Ocorian Trust (Cayman) Limited, Windward 3, George Town KY1-1108, Cayman Islands	(4)(6)(8)	SOFR + 6.83%	11.15%	4/10/2024	4/17/2037			3,820	3,898	3,845	0.01
Regatta XXI Funding Ltd - Class ER	c/o Ocorian Trust (Cayman) Limited, Windward 3, George Town KY1-1108, Cayman Islands	(4)(6)(8)	SOFR + 6.25%	10.57%	11/5/2024	10/15/2037			4,000	4,000	4,050	0.01
Sagard-Halseypoint Clo 9, Ltd. - Class E	C/O Walkers Fiduciary Limited, 190 Elgin Avenue, Grand Cayman, George Town, KY1-9008, Cayman Islands	(4)(6)(8)	SOFR + 5.85%	10.15%	3/31/2025	4/20/2038			5,250	5,200	5,329	0.01
Sound Point CLO XXVII, Ltd. - Class ER	375 Park Avenue 33rd Floor New York, NY 10152 United States	(4)(6)(8)	SOFR + 6.56%	11.14%	10/1/2021	10/25/2034			5,000	4,932	4,450	0.01
Symphony CLO 44 Ltd - Class E	555 CA St San Francisco, CA 94104 United States	(4)(6)(8)	SOFR + 6.15%	10.47%	5/20/2024	7/14/2037			2,500	2,500	2,529	0.01
Tikehau US CLO VII, Ltd. - Class E	C/O Walkers Corporate (Bermuda) Limited, Park Place, 55 Par-la-Ville Road, Hamilton, HM 11, Bermuda	(4)(6)(8)	SOFR + 5.50%	9.77%	8/13/2025	2/25/2038			3,000	3,016	2,962	0.01
Trinitas CLO XVI Ltd - Class E	60 East 42nd Street Suite 3014 New York, NY 10165 United States	(4)(6)(8)	SOFR + 7.00%	11.59%	6/14/2021	7/20/2034			5,000	4,853	4,862	0.01
Vibrant CLO IV-R Ltd - Class E	747 3rd Avenue 38th Floor New York, NY 10017 United States	(4)(6)(8)	SOFR + 7.90%	12.23%	9/19/2024	10/20/2037			1,000	973	1,008	0.00
Vibrant CLO XIII, Ltd - Class ER	747 3rd Avenue 38th Floor New York, NY 10017 United States	(4)(6)(8)	SOFR + 7.59%	11.91%	11/1/2024	1/15/2038			3,250	3,220	3,245	0.01
Voya CLO 2019-4, Ltd. - Class ER	230 Park Avenue, New York, NY 10169 United States	(4)(6)(8)	SOFR + 6.71%	11.29%	12/14/2021	1/15/2035			8,250	8,136	8,208	0.02
Warwick Capital CLO 7, Ltd. - Class E	C/O Corporation Service Company, 251 Little Falls Drive, Wilmington, DE, 19808 United States	(4)(6)(8)	SOFR + 5.25%	9.20%	8/15/2025	10/21/2038			5,000	5,000	4,918	0.01
Wellington Management CLO 1, Ltd. - Class ER	222 West Adams Street, Suite 2100, Chicago, IL 60606 United States	(4)(6)(8)	SOFR + 5.50%	9.35%	10/17/2025	10/20/2038			3,000	3,000	2,956	0.01

										472,355	471,678	1.08

Total Structured Finance Obligations—Debt Instruments—non-controlled/non-affiliated										501,804	501,333	1.14

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Equity Instruments—non-controlled/non-affiliated
Financial Services
Aimco CLO 20, Ltd. - Subordinated Notes	2nd Floor, Sir Walter Raleigh House 48-50 Esplanade St. Helier, JE2 3QB Jersey	(4)(6)	Estimated Yield:	10.88%	11/7/2025	10/16/2038	12.7%	$	5,659	$5,121	$4,788	0.01%
Ballyrock CLO 20, Ltd. - Subordinated Notes	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 Cayman Islands	(4)(6)	Estimated Yield:	9.55%	2/24/2025	10/15/2036	14.1%		6,000	4,271	3,705	0.01
Ballyrock CLO 23, Ltd. - Subordinated Notes	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 Cayman Islands	(4)(6)	Estimated Yield:	10.66%	6/26/2025	4/25/2038	12.2%		5,000	3,388	3,098	0.01
Ballyrock CLO 27, Ltd. - Subordinated Notes	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 Cayman Islands	(4)(6)	Estimated Yield:	11.08%	5/28/2025	10/25/2037	24.7%		12,500	9,134	8,192	0.02
Barings CLO, Ltd. Tango - Units	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(6)(7)			11/21/2025	11/21/2026	1.2%		475	475	475	0.00
Birch Grove CLO 11, Ltd. - Subordinated Notes	C/O MaplesFS Limited, PO Box 1093, Queensgate House, George Town, KY1-1102, Cayman Islands	(4)(6)	Estimated Yield:	6.84%	11/15/2024	1/22/2038	26.7%		11,000	10,847	8,315	0.03
Carlyle Euro CLO 2022-5 DAC - Subordinated Notes	5th Floor the Exchange, George’s Dock Ifsc, Dublin 1 Ireland, Dublin 1, Dublin, Ireland	(4)(6)	Estimated Yield:	13.89%	5/16/2025	4/25/2037	10.0%	EUR	3,736	2,355	2,369	0.00
Carlyle Global Market Strategies Euro CLO 2014-1 DAC - Subordinated Notes	Two Dockland Central, Guild Street, North Dock, Dublin, Dublin 1, Ireland	(4)(6)	Estimated Yield:	12.62%	5/2/2025	4/15/2038	28.7%	EUR	11,473	8,213	8,689	0.02
Carval CLO XIII-C Ltd - Units	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(6)(7)			7/22/2025	6/24/2027	7.7%		3,844	3,844	3,844	0.01
CVC Cordatus Loan Fund XXXIV DAC - Subordinated Notes	Two Dockland Central, Guild Street, North Dock, Dublin, Dublin 1, Ireland	(4)(6)	Estimated Yield:	10.55%	2/14/2025	4/20/2038	8.8%	EUR	3,250	3,130	3,507	0.01
Elmwood CLO 14, Ltd. - Subordinated Notes	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(6)	Estimated Yield:	13.15%	9/10/2025	4/20/2035	27.0%		17,381	8,531	8,260	0.02

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Equity Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
Elmwood CLO 18, Ltd. - Subordinated Notes	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(6)	Estimated Yield:	5.63%	3/4/2025	7/17/2037	9.5%	$	4,000	$2,037	$1,637	0.00%
Elmwood CLO II, Ltd. - Subordinated Notes	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(6)	Estimated Yield:	3.67%	11/21/2024	4/20/2034	10.1%		8,650	5,577	3,747	0.01
Flatiron CLO 21, Ltd. - Subordinated Notes	PO Box 1093, Queensgate House, George Town, KY1-1102 Cayman Islands	(4)(6)	Estimated Yield:	12.54%	5/5/2025	7/19/2034	6.1%		3,000	1,923	1,679	0.00
Flatiron CLO 34, Ltd. - Units	PO Box 1093, Queensgate House, George Town, KY1-1102 Cayman Islands	(4)(6)(7)			10/23/2025	10/8/2026	1.3%		500	500	524	0.00
Flatiron RR CLO 30, Ltd. - Subordinated Notes	PO Box 1093, Queensgate House, George Town, KY1-1102 Cayman Islands	(4)(6)	Estimated Yield:	12.08%	3/24/2025	4/15/2038	17.9%		7,000	5,725	5,694	0.01
Galaxy 34 CLO, Ltd. - Subordinated Notes	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(6)	Estimated Yield:	9.35%	9/26/2024	10/20/2037	51.9%		20,000	17,036	14,037	0.03
Galaxy 35 CLO, Ltd. - Subordinated Notes	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(6)	Estimated Yield:	11.79%	3/11/2025	4/20/2038	35.3%		17,490	15,755	14,082	0.03
Galaxy CLO Warehouse 2025-1, Ltd. - Units	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(6)(7)			7/11/2025	10/8/2026	26.8%		12,061	12,061	12,811	0.03
HPS Freshwater Warehouse Parent, Ltd. - Units	c/o APPLEBY GLOBAL SERVICES (CAYMAN) LIMITED P.O. Box 500 71 Fort Street, Grand Cayman, KY1-1106 CAYMAN ISLANDS	(4)(6)(7)			8/8/2025	10/8/2026	12.5%		5,610	5,610	6,171	0.01
HPS Loan Management 2025-24, Ltd. - Subordinated Notes	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park, PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(6)	Estimated Yield:	11.01%	3/11/2025	4/25/2038	22.2%		10,000	8,565	7,980	0.02
Kennedy Lewis CLO 7, Ltd. - Subordinated Notes	71 Fort Street P. O. Box 500 George Town, KY1-1106 Cayman Islands	(4)(6)	Estimated Yield:	9.72%	1/31/2025	4/22/2037	27.2%		10,000	5,099	3,358	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Equity Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
Kennedy Lewis CLO 15, Ltd. - Subordinated Notes	PO Box 536, 13-14 Esplanade, St Helier, JE4 5UR, Jersey	(4)(6)	Estimated Yield:	10.05%	5/20/2025	7/20/2037	13.3%	$	6,000	$3,713	$2,956	0.01%
MidOcean Credit CLO XIX - Subordinated Notes	PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102 Cayman Islands	(4)(6)	Estimated Yield:	7.14%	6/24/2025	7/20/2036	21.7%		9,000	6,878	6,729	0.01
MidOcean Credit CLO XV, Ltd. - Subordinated Notes	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(6)	Estimated Yield:	8.61%	5/10/2024	7/21/2037	11.3%		5,000	3,376	2,706	0.01
New Mountain CLO 6, Ltd. - Class M	1633 Broadway, 48th Floor, New York, NY 10019 United States	(4)(6)			8/23/2024	10/15/2037	49.5%		1,875	0	288	0.00
New Mountain CLO 6, Ltd. - Subordinated Notes	1633 Broadway, 48th Floor, New York, NY 10019 United States	(4)(6)	Estimated Yield:	7.75%	8/23/2024	10/15/2037	49.5%		18,750	15,325	12,812	0.03
New Mountain CLO 7, Ltd. - Subordinated Notes	1633 Broadway, 48th Floor, New York, NY 10019 United States	(4)(6)	Estimated Yield:	12.34%	8/23/2024	3/31/2038	51.0%		19,368	16,426	14,466	0.03
New Mountain CLO 8, Ltd. - Subordinated Notes	1633 Broadway, 48th Floor, New York, NY 10019 United States	(4)(6)	Estimated Yield:	10.26%	10/29/2025	10/20/2038	12.5%		5,000	4,134	3,732	0.01
New Mountain CLO 8, Ltd. - Class M	1633 Broadway, 48th Floor, New York, NY 10019 United States	(4)(6)			10/29/2025	10/20/2038	12.5%		500	0	0	0.00
OCP CLO 2022-25, Ltd. - Subordinated Notes	C/O Ocorian Trust (Cayman) Limited, Windward 3, Regatta Office Park, George Town, KY1-1108, Cayman Islands	(4)(6)	Estimated Yield:	10.97%	9/11/2025	7/20/2037	0.0%		10	5,552	5,570	0.01
OCP CLO 2020-8R, Ltd. - Subordinated Notes	Windward 3, Regatta Office Park, George Town, KY1-1108, Cayman Islands	(4)(6)	Estimated Yield:	12.65%	11/3/2025	10/17/2038	30.9%		11,360	3,891	3,911	0.01
Pikes Peak Bravo - Units	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(6)(7)			9/15/2025	9/5/2027	3.5%		1,406	1,406	1,426	0.00
Pikes Peak CLO 10 - Subordinated Notes	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(6)	Estimated Yield:	10.60%	12/10/2024	1/22/2038	10.7%		5,200	3,129	2,765	0.01
Rad CLO 25, Ltd. - Subordinated Notes	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)	Estimated Yield:	7.27%	5/16/2024	7/20/2037	13.2%		5,000	3,985	3,109	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—Equity Instruments—non-controlled/non-affiliated (continued)
Financial Services (continued)
RAD CLO 26, Ltd. - Subordinated Notes	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)	Estimated Yield:	9.57%	8/7/2024	10/20/2037	14.9%	$	7,180	$5,968	$4,864	0.01%
RAD CLO 27, Ltd. - Subordinated Notes	1800 Avenue of the Stars 3rd Floor Los Angeles, CA 90067 United States	(4)(6)	Estimated Yield:	9.55%	12/11/2024	1/15/2038	65.0%		29,325	26,136	22,063	0.05
Regatta Kilo - Units	PO Box 1350, Windward 3, Regatta Office Park, Grand Cayman KY1-1108 Cayman Islands	(4)(6)(7)			6/13/2025	12/27/2026	12.2%		4,867	4,867	4,867	0.01
Regatta XXIX Funding, Ltd. - Subordinated Notes	280 Park Avenue, 3rd Floor, New York, NY 10017 United States	(4)(6)	Estimated Yield:	10.44%	7/28/2025	9/6/2037	13.8%		7,500	6,089	5,205	0.01
Signal Peak CLO 11, Ltd. - Subordinated Notes	605 Post Oak Place Dr Ste 100, Houston, TX 77027 United States	(4)(6)	Estimated Yield:	9.99%	6/5/2024	7/18/2037	13.4%		5,000	4,127	4,009	0.01
Signal Peak CLO 14, Ltd. - Subordinated Notes	605 Post Oak Place Dr Ste 100, Houston, TX 77027 United States	(4)(6)	Estimated Yield:	11.62%	12/20/2024	1/22/2038	65.0%		26,000	19,877	19,445	0.04
Sixth Street CLO 27, Ltd. - Subordinated Notes	1 Letterman Drive, Building B/Yoda Fountain, San Francisco, CA 94129 United States	(4)(6)	Estimated Yield:	9.32%	11/1/2024	1/17/2038	33.0%		16,500	13,140	11,630	0.02
Sixth Street CLO XXI, Ltd. - Subordinated Notes	1 Letterman Drive, Building B/Yoda Fountain, San Francisco, CA 94129 United States	(4)(6)	Estimated Yield:	10.12%	9/12/2024	10/21/2037	18.8%		8,000	5,490	4,768	0.01
Sixth Street CLO XXII, Ltd. - Subordinated Notes	1 Letterman Drive, Building B/Yoda Fountain, San Francisco, CA 94129 United States	(4)(6)	Estimated Yield:	11.78%	8/1/2025	4/22/2125	15.6%		6,500	4,546	4,406	0.01
Vibrant CLO XVI, Ltd. - Subordinated Notes	747 3rd Avenue 38th Floor New York, NY 10017 United States	(4)(6)	Estimated Yield:	11.12%	7/26/2024	7/15/2036	32.4%		12,000	8,175	7,406	0.02
Wellfleet CLO 2025-1, Ltd. - Units	190 Elgin Avenue, George Town, Grand Cayman, KY	(4)(6)(7)			4/8/2025	4/4/2027	20.6%		8,220	8,220	8,904	0.02
Whitebox CLO V, Ltd. - Subordinated Notes	C/O Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500 Grand Cayman, George Town, KY1-1106 CAYMAN ISLANDS	(4)(6)	Estimated Yield:	7.13%	4/3/2025	7/20/2038	51.3%		20,500	17,632	16,611	0.03

										331,279	301,610	0.67

Total Structured Finance Obligations—Equity Instruments—non-controlled/non-affiliated										331,279	301,610	0.67

Total Structured Finance Obligations—non-controlled/non-affiliated										833,083	802,943	1.81

Total Structured Finance Obligations										833,083	802,943	1.81

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity and other
Equity and other—non-controlled/non-affiliated
Aerospace & Defense
Loar Holdings, Inc. - Common Equity	450 Lexington Avenue, New York, NY 10017 United States	(6)			4/25/2024		7.1%	252,279	$3,495	$17,155	0.04%
Micross Topco, Inc. - Common Equity	1050 Perimeter Road, Manchester, NH 03103 United States	(4)			3/28/2022		0.0%	116	125	176	0.00

									3,620	17,331	0.04
Air Freight & Logistics
AGI Group Holdings, LP - Class A-2 Common Units	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)			6/11/2021		55.8%	1,674	1,674	2,806	0.01
Mode Holdings, LP - Class A-2 Common Units	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)			1/7/2021		1.8%	1,076,923	1,077	323	0.00
Red Griffin ParentCo, LLC - Class A Common Units	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)			11/27/2024		74.4%	13,857	58,837	15,867	0.04

									61,588	18,996	0.05
Biotechnology
Axsome Therapeutics, Inc. - Common Stock	One World Trade Center, 29th Floor, New York, NY 10007	(6)			5/6/2025		0.0%	12,303	1,318	2,247	0.00
Moderna, Inc. - Common Stock	325 Binney St, Cambridge, MA 02142 United States	(6)			9/12/2024		0.0%	12,613	983	372	0.00

									2,301	2,619	0.00
Capital Markets
Resolute Investment Managers, Inc. - Common Equity	220 E. Las Colinas Blvd., Suite 1200, Irving, TX 75039 United States				12/29/2023		14.7%	48,476	1,211	132	0.00
Commercial Services & Supplies
Genstar Neptune Blocker, LLC - Blocker Note	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.8%	159,782	160	160	0.00
Genstar Neptune Blocker, LLC - Blocker Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.9%	3,982	6,280	7,365	0.03
Genstar Neptune Blocker, LLC - Class Z Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.9%	1,041	1,482	1,758	0.00
GTCR Investors, LP - Class A-1 Common Units	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)			9/29/2023		9.9%	893,584	894	1,226	0.00
GTCR/Jupiter Blocker, LLC - Blocker Note	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.8%	115,036	115	115	0.00
GTCR/Jupiter Blocker, LLC - Class Z Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.9%	749	1,067	1,266	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity and other—non-controlled/non-affiliated (continued)
Commercial Services & Supplies (continued)
Jupiter Ultimate Holdings, LLC - Class A Common Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			11/8/2024		67.0%	3	$2	$2	0.00%
Jupiter Ultimate Holdings, LLC - Class B Common Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			11/8/2024		66.9%	5,082	3,981	4,153	0.02
Jupiter Ultimate Holdings, LLC - Class C Common Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			11/8/2024		66.9%	5,084,731	4,037	5,288	0.02
RC VI Buckeye Holdings, LLC - LLC Units	1901 Indian Wood Cir Maumee, OH 43537 United States	(4)			1/2/2025		65.9%	6,589,068	6,589	7,643	0.02

									24,607	28,976	0.09
Distributors
Box Co-Invest Blocker, LLC - (BP Alpha Holdings, LP) - Class A Units	2650 Galvin Dr, Elgin, IL 60124 United States	(4)			12/10/2021		55.1%	3	3,308	0	0.00
Box Co-Invest Blocker, LLC - (BP Alpha Holdings, LP) - Class C Preferred Units	2650 Galvin Dr, Elgin, IL 60124 United States	(4)			7/12/2023		55.1%	1	390	0	0.00

									3,698	0	0.00
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interest	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287 United States	(4)		11.50%	8/3/2021		6.1%	29,194,330	28,735	36,496	0.09
DTA, LP - Class A Common Units	7430 East Caley Ave, Suite 320E, Centennial, CO 80111 United States	(4)			3/25/2024		5.8%	3,028,272	3,284	4,891	0.01

									32,019	41,387	0.10
Diversified Telecommunication Services
Point Broadband Holdings, LLC - Class A Common Units	3120 Fredrick Rd., Suite E, Opelika, AL 36801 United States	(4)			10/1/2021		4.1%	12,870	10,915	14,027	0.03
Point Broadband Holdings, LLC - Class B Common Units	3120 Fredrick Rd., Suite E, Opelika, AL 36801 United States	(4)			10/1/2021		4.1%	685,760	1,955	2,222	0.00
Point Broadband Holdings, LLC - Class Additional A Common Units	3120 Fredrick Rd., Suite E, Opelika, AL 36801 United States	(4)			3/24/2022		4.1%	2,766	2,346	3,015	0.01
Point Broadband Holdings, LLC - Class Additional B Common Units	3120 Fredrick Rd., Suite E, Opelika, AL 36801 United States	(4)			3/24/2022		4.1%	147,380	420	478	0.00

									15,636	19,742	0.04
Electrical Equipment
Griffon Aggregator, Ltd. - LP Interest	1500 Danner Drive, Aurora, OH 44202 United States	(4)			7/31/2025		65.5%	3,272,887	3,273	3,535	0.01

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity and other—non-controlled/non-affiliated (continued)
Electronic Equipment, Instruments & Components
NSI Parent, LP - Class A Common Units	13235 Reese Boulevard, West Huntersville, NC 28078 United States	(4)			12/23/2024		60.9%	3,272,884	$2,634	$2,978	0.01%
Spectrum Safety Solutions Purchaser, LLC - Common Equity	13995 Pasteur Blvd., Palm Beach Gardens, FL 33418 United States	(4)(6)			7/1/2024		75.9%	22,774,695	22,775	26,646	0.06

									25,409	29,624	0.07
Financial Services
Muzinich Enhanced Loan Origination Fund I, LP - LP Interest	PO Box 309, Ugland House, George Town, KY1-1104, Cayman Islands	(4)(6)(7)(21)			12/8/2025		12.7%	12,748,800	14,825	14,939	0.03
THL Fund IX Investors (Plymouth II), LP - LP Interest	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)			8/31/2023		30.5%	530,344	530	973	0.00

									15,355	15,912	0.03
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P. - Class A-2 Units	3875 Cypress Drive, Petaluma, CA 94954 United States	(4)			9/10/2021		90.0%	4,853	4,853	2,184	0.00
Health Care Providers & Services
AVE Holdings I Corp. - Series A-1 Preferred Shares	520 Madison Avenue, New York, NY 10022 United States	(4)		11.50%	2/25/2022		8.1%	12,237,213	11,870	7,465	0.02
CD&R Artemis Holdco 2, Limited - Preferred Shares	26 Southampton Buildings 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)		10.00%	8/19/2021		40.0%	33,000,000	43,662	62,315	0.13
CD&R Ulysses Equity Holdings, LP - Common Shares	26 Southampton Buildings 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)			8/19/2021		37.1%	5,317,524	5,438	3,669	0.01
Jayhawk Holdings, LP - Class A-1 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)			5/26/2021		0.4%	12,472	2,220	302	0.00
Jayhawk Holdings, LP - Class A-2 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)			5/26/2021		0.4%	6,716	1,195	162	0.00
Maia Aggregator, LP - Class A Units	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)			2/1/2022		98.5%	19,700,000	19,700	18,321	0.04
NC Eve, LP - LP Interest	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)			2/22/2022		50.0%	2,500,000	3,398	0	0.00
WHCG Purchaser, Inc. - Class A Common Units	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)			8/2/2024		65.0%	10,966,377	0	0	0.00

									87,483	92,234	0.20
Health Care Technology
Azalea Parent Corp. - Series A-1 Preferred Shares	4150 International Plaza Suite 900 Fort Worth, TX 76109 United States	(4)		12.75% PIK	4/30/2024		16.2%	91,500	89,213	116,297	0.24

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity and other—non-controlled/non-affiliated (continued)
Health Care Technology (continued)
Caerus Midco 2 S.à r.l. - Additional Vehicle Units	c/o Warburg Pincus LLC, 450 Lexington Ave, New York, NY 10017 United States	(4)(6)			10/28/2022		3.3%	988,290	$988	$109	0.00%
Caerus Midco 2 S.à r.l. - Vehicle Units	c/o Warburg Pincus LLC, 450 Lexington Ave, New York, NY 10017 United States	(4)(6)			5/25/2022		16.5%	4,941,452	4,941	4,596	0.01
Healthcomp Holding Company, LLC - Preferred Interest	621 Santa Fe Ave. Fresno, CA 93721 United States	(4)		6.00%	11/8/2023		7.2%	18,035	1,804	487	0.00

									96,946	121,489	0.25
Insurance
Beacon HC, Ltd. - Class A Shares	Exchequer Court, 33 St. Mary Axe, London, England, EC3A 8AA	(4)(6)			12/4/2025		0.0%	750	47	47	0.00
Beacon HC, Ltd. - Class C Shares	Exchequer Court, 33 St. Mary Axe, London, England, EC3A 8AA	(4)(6)			12/4/2025		0.0%	42	3	3	0.00
SelectQuote, Inc. - Warrants	6800 West 115th Street Suite 2511 Overland Park KS 66211 United States	(4)(6)			10/11/2024		75.1%	2,204,746	0	265	0.00
Shelf Holdco, Ltd. - Common Equity	2 Church Street, Hamilton HM 11, Bermuda	(4)(6)			12/30/2022		1.0%	1,300,000	1,300	4,940	0.01

									1,350	5,255	0.01
IT Services
NC Ocala Co-Invest Beta, LP - LP Interest	4321 Collington Rd, Bowie, MD 20716 United States	(4)			11/12/2021		31.7%	25,687,196	25,687	28,513	0.06
Life Sciences Tools & Services
Falcon Top Parent, LLC - Class A Common Units	3675 Green Level Road West, Suite 208, Apex, NC 27523 United States	(4)			11/6/2024		59.2%	4,440,995	4,441	4,441	0.01
Pharmaceuticals
Elanco Animal Health, Inc. - Royalty Equity	2500 Innovation Way Greenfield, IN 46140 United States	(4)(6)			5/5/2025		75.0%	75,000,000	72,177	79,547	0.17
Professional Services
Kwor Intermediate I, Inc. - Class A Common Shares	303 Timber Creek Hammond, LA 70403 United States	(4)			2/28/2025		13.0%	1,289	1,175	703	0.00
Kwor Intermediate I, Inc. - Preferred Equity	303 Timber Creek Hammond, LA 70403 United States	(4)			2/28/2025		13.0%	1,378	1,378	1,520	0.00
OHCP V TC COI, LP - LP Interest	330 7th Ave, New York, NY 10001 United States	(4)			6/29/2021		65.0%	6,500,000	6,503	16,055	0.03
Tricor Horizon - LP Interest	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(4)(6)			6/13/2022		70.0%	14,886,548	14,887	14,589	0.03
Trinity Air Consultants Holdings Corp. - Common Units	330 7th Ave, New York, NY 10001 United States	(4)			6/12/2024		65.0%	4,797	5	12	0.00
Victors CCC Topco, LP - Common Equity	1600 Tysons Blvd. Suite 1100 McLean, VA 22102 United States	(4)			6/1/2022		96.0%	9,600,000	9,600	18,144	0.04

									33,548	51,023	0.10

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity and other—non-controlled/non-affiliated (continued)
Real Estate Management & Development
Community Management Holdings Parent, LP - Series A Preferred Units	8360 East Via de Ventura, Building L, #100, Scottsdale, AZ 85258 United States	(4)		8.00%	11/1/2024		59.5%	1,783,823	$1,784	$1,962	0.00%
Software
AI Titan Group Holdings, LP - Class A-2 Common Units	4601 Six Forks Road, Suite 220, Raleigh, NC 27609 United States	(4)			8/28/2024		88.9%	1,103	1,103	1,250	0.00
Connatix Parent, LLC - Class L Common Units	666 Broadway, 10th Floor, New York, NY 10012 United States	(4)			7/14/2021		69.4%	126,136	1,388	581	0.00
Descartes Holdings, Inc. - Class A Common Stock	4350 Congress Street, Suite 700, Charlotte, NC 28209 United States	(4)			10/9/2023		81.2%	93,758	4,060	0	0.00
Expedition Holdco, LLC - Common Units	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104 United States	(4)			2/24/2022		81.0%	810,810	810	646	0.00
Knockout Intermediate Holdings I, Inc. - Perpetual Preferred Stock	701 Brickell Avenue, Miami, FL 33131 United States	(4)	SOFR + 10.75%	14.35%	6/23/2022		49.0%	26,899	26,226	43,172	0.09
Mandolin Technology Holdings, Inc. - Series A Preferred Shares	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh, PA 15212 United States	(4)		10.50%	7/30/2021		90.0%	31,950,000	30,992	37,098	0.08
Mimecast Limited - LP Interest	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)			5/3/2022		75.0%	75,088,584	75,089	82,597	0.17
Noble Aggregator GP, LLC - GP Units	5500 Meadows Road, Suite 500, Lake Oswego, OR 97035 United States	(4)			10/14/2025		0.7%	1,732	0	0	0.00
Noble Aggregator, LP - Common Equity Class A Units	5500 Meadows Road, Suite 500, Lake Oswego, OR 97035 United States	(4)			10/14/2025		0.7%	1,732	1,732	1,789	0.00
TPG IX Newark CI, LP - LP Interest	188 Spear St, San Francisco, CA 94105 United States	(4)			10/26/2023		10.7%	3,891,673	3,892	3,892	0.01
TravelPerk, Inc. - Warrants	C/ dels Almogàvers, 154-164 08018 Barcelona, Spain	(4)(6)			5/2/2024		65.9%	244,818	2,101	6,551	0.01
Zoro - Common Equity	989 Market St, San Francisco, CA 94103 United States	(4)			11/22/2022		35.2%	1,195,880	11,959	14,829	0.03
Zoro - Series A Preferred Shares	989 Market St, San Francisco, CA 94103 United States	(4)	SOFR + 9.50%	13.17%	11/22/2022		17.8%	14,717	14,202	22,002	0.05

									173,554	214,407	0.44
Transportation Infrastructure
Enstructure, LLC - Series A-1 Units	16 Laurel Avenue, Suite 300 Wellesley, MA 02481 United States	(4)			9/27/2022		18.7%	6,948,125	2,153	3,960	0.01
Enstructure, LLC - Preferred Equity	16 Laurel Avenue, Suite 300 Wellesley, MA 02481 United States	(4)	SOFR + 7.00%	10.67% PIK	8/15/2025		0.7%	1,387,451	1,368	1,377	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity and other—non-controlled/non-affiliated (continued)
Transportation Infrastructure (continued)
Ncp Helix Holdings, LLC - Preferred Shares	114 Capital Way Christiana, TN 37037 United States	(4)		8.00%	8/3/2021		73.5%	1,128,694	$877	$1,500	0.00%

									4,398	6,837	0.01

Total Equity and other—non-controlled/non-affiliated									694,938	786,146	1.68

Equity and other—non-controlled/affiliated
Aerospace & Defense
Align Precision Group, LLC - Class A-3 Units	730 W 22nd St. Tempe, AZ 85282 United States	(4)(16)			7/3/2025		62.9%	11,137	996	4,018	0.01
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP - Class A Common Units)	50 Broadway, Hawthorne, NY 10532 United States	(4)(6)(16)			11/1/2021		20.1%	265,556	558	1,218	0.00
Media
DMS Topco, LLC - Class A Common Units	4800 140th Avenue North Suite 101 Clearwater FL 33762 United States	(4)(6)(16)			3/11/2025		1.4%	133,433	5,432	4,844	0.01
Oil, Gas & Consumable Fuels
Port Arthur LNG Phase II Intermediate Company, LLC - Class B Units	1500 Post Oak Blvd, Suite 1000, Houston, TX 77056 United States	(4)(7)(16)		7.60% PIK	9/22/2025		9.9%	69,729,468	1,079,477	1,079,456	2.27

Total Equity and other—non-controlled/affiliated									1,086,463	1,089,536	2.29

Equity and other—controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals
Pigments Holdings, LP - LP Interest	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(16)			4/14/2023		39.6%	3,943	0	0	0.00
Financial Services
Blackstone Private Real Estate Credit and Income Fund - Common Shares	345 Park Avenue New York, NY 10154 United States	(4)(6)(16)(21)			6/1/2025		76.0%	16,525,117	422,500	430,975	0.91
Specialty Lending Company, LLC - LLC Interest	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(6)(16)			10/19/2021		90.0%	371,979,000	371,979	381,241	0.80

									794,479	812,216	1.71
Insurance
CFCo, LLC (Benefytt Technologies, Inc.) - Class B Units	15438 North Florida Avenue, Suite 201, Tampa, FL 33613 United States	(4)(16)			9/28/2023		80.9%	134,166,603	0	0	0.00
Oil, Gas & Consumable Fuels
Pibb Member Holdings, LLC - LP Interest	345 Park Avenue, 30th Floor, New York, NY 10154 United States	(4)(6)(16)			11/22/2024		25.0%	225,000,000	214,844	227,678	0.48
Professional Services
Material+ Holding Company, LLC - Class C Units	1900 Avenue of the Stars Ste 1600 19th floor Los Angeles, CA 90067 United States	(4)(16)			6/14/2024		91.5%	63,589	0	0	0.00

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity and other—controlled/affiliated (excluding Investments in Joint Ventures) (continued)
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC - Series A Preferred Units)	2910 District Avenue Fairfax, VA 22031 United States	(4)(6)(16)			1/7/2021		31.9%	1,500,000	$1,421	$1,681	0.00%

Total Equity and other—controlled/affiliated (excluding Investments in Joint Ventures)									1,010,744	1,041,575	2.19

Total Equity and other									2,792,145	2,917,257	6.16

Investments in Joint Ventures
BCRED Emerald JV LP - LP Interest	345 Park Avenue New York, NY 10154 United States	(6)(16)			1/19/2022		75.0%		1,815,000	1,678,745	3.53
BCRED Verdelite JV LP - LP Interest	345 Park Avenue New York, NY 10154 United States	(6)(16)			10/21/2022		87.5%		117,706	113,068	0.25

Total Investments in Joint Ventures									1,932,706	1,791,813	3.78

Total Investments—non-controlled/non-affiliated									78,459,980	77,980,254	163.72
Total Investments—non-controlled/affiliated									1,119,164	1,122,254	2.36
Total Investments—controlled/affiliated (excluding Investments in Joint Ventures)									1,404,391	1,305,025	2.74
Total Investments—Investments in Joint Ventures									1,932,706	1,791,813	3.78

Total Investment Portfolio									82,916,241	82,199,346	172.60

Cash and Cash Equivalents
BlackRock Select Treasury Based Liquidity Fund				3.61%					28,155	28,155	0.06
Dreyfus Treasury Obligations Cash Management				3.54%					16,594	16,594	0.03
Fidelity Investments Money Market Treasury Portfolio - Class I				3.66%					67,858	67,858	0.14
State Street Institutional U.S. Government Money Market Fund - Investor Class				3.66%					185	185	0.00
State Street Institutional U.S. Government Money Market Fund - Premier Class				3.74%					305,986	305,986	0.64
Other Cash and Cash Equivalents									1,929,933	1,929,933	4.05

Total Cash and Cash Equivalents									2,348,711	2,348,711	4.92

Total Portfolio Investments, Cash and Cash Equivalents									$85,264,952	$84,548,057	177.52%

(1)

Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in U.S. Dollars. As of December 31, 2025, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), New Zealand Dollars (NZD), and Australian Dollars (AUD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments and structured finance obligations, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”), Australian Bank Bill Swap Bid Rate (“BBSY” or “BB”), Canadian Overnight Repo Rate Average (“CORRA” or “CA”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2025. Variable rate loans typically include an interest reference rate floor feature

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities, CLOs and short-term borrowings and are not available to satisfy the creditors of the Company.

(6)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70.0% of the Company’s total assets. As of December 31, 2025, non-qualifying assets represented 24.3% of total assets as calculated in accordance with regulatory requirements.

(7)

Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments:

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Abacus Holdco 2, Oy	Delayed Draw Term Loan	10/14/2027	$181	$—
Accordion Partners, LLC	Revolver	11/15/2031	9,612	(48)
Accordion Partners, LLC	Delayed Draw Term Loan	12/17/2027	45,312	(113)
Accuity Delivery Systems, LLC	Revolver	5/29/2031	29,497	(147)
Accuity Delivery Systems, LLC	Delayed Draw Term Loan	5/29/2026	88,690	(443)
ACI Group Holdings, Inc.	Revolver	8/2/2027	215	—
Acumatica Holdings, Inc.	Revolver	7/28/2032	10,565	(106)
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2026	3,344	—
AI Altius US Bidco, Inc.	Delayed Draw Term Loan	5/21/2026	39,500	—
AI Titan Parent, Inc.	Delayed Draw Term Loan	9/30/2026	17,093	—
AI Titan Parent, Inc.	Revolver	8/29/2031	13,784	(138)
Align Precision Group, LLC	Delayed Draw Term Loan	4/3/2030	1,451	—
Allium Buyer, LLC	Revolver	5/2/2029	249	(7)
Alpine Intel Intermediate 2, LLC	Delayed Draw Term Loan	12/20/2026	39,281	—
American Restoration Holdings, LLC	Revolver	7/24/2030	3,569	—
American Restoration Holdings, LLC	Delayed Draw Term Loan	2/19/2027	30,945	—
Amerilife Holdings, LLC	Revolver	8/31/2028	57,772	—
Amerilife Holdings, LLC	Delayed Draw Term Loan	6/17/2026	5,009	—
Amerilife Holdings, LLC	Delayed Draw Term Loan	2/28/2027	41,321	(103)
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	—
Ampirical Solutions, LLC	Delayed Draw Term Loan	9/30/2027	43,992	(220)
Ampirical Solutions, LLC	Revolver	9/30/2032	11,731	(117)
Analytic Partners, LP	Revolver	4/4/2030	4,891	—
Anaplan, Inc.	Revolver	6/21/2028	47,983	(960)
Animal Wellness Investments S.p.A	Term Loan	1/15/2033	78,090	—
Animal Wellness Investments S.p.A	Delayed Draw Term Loan	1/15/2029	12,595	—
Anthracite Buyer Inc	Revolver	12/3/2032	19,960	(100)
Apex Companies, LLC	Delayed Draw Term Loan	8/28/2026	1,030	—
Apex Companies, LLC	Delayed Draw Term Loan	10/24/2027	28,233	(141)
Aptean, Inc.	Revolver	1/29/2031	3,354	—
Aptean, Inc.	Delayed Draw Term Loan	2/14/2027	9,045	—
Armada Parent, Inc.	Revolver	10/29/2030	27,000	—
Arnhem BidCo, GmbH	Delayed Draw Term Loan	10/1/2027	42,221	—
Articulate Global, LLC	Revolver	10/24/2032	5,997	(30)
Aryeh Bidco Investment, Ltd.	Term Loan	1/14/2033	30,784	—
Aryeh Bidco Investment, Ltd.	Delayed Draw Term Loan	1/14/2028	5,731	—
Aryeh Bidco Investment, Ltd.	Revolver	1/14/2033	4,094	—
Ascend Buyer, LLC	Revolver	9/30/2028	7,443	—
Astra Service Partners, LLC	Delayed Draw Term Loan	11/26/2027	54,081	—
Atlas CC Acquisition Corp.	Revolver	5/25/2029	5,432	—
Atlas CC Acquisition Corp.	Letter of Credit	5/25/2029	14,403	(324)
Atlas Securitized Products Funding 2, LP	Revolver	4/10/2026	3,310	—
AuditBoard, Inc.	Revolver	7/12/2031	15,377	—
Axsome Therapeutics, Inc.	Delayed Draw Term Loan	5/31/2027	45,195	—
Axsome Therapeutics, Inc.	Delayed Draw Term Loan	5/31/2026	45,195	—
Azurite Intermediate Holdings, Inc.	Revolver	3/19/2031	6,840	(28)
Baker Tilly Advisory Group, LP	Delayed Draw Term Loan	6/3/2027	95,459	(955)
Baker Tilly Advisory Group, LP	Revolver	6/3/2030	74,077	—
Bamboo US BidCo, LLC	Delayed Draw Term Loan	11/20/2026	2,154	—
Bamboo US BidCo, LLC	Revolver	9/29/2029	6,470	—
Banyan Software Holdings, LLC	Revolver	1/2/2031	5,799	(14)
Banyan Software Holdings, LLC	Delayed Draw Term Loan	10/8/2027	58,607	—
Barings CLO, Ltd. Tango	Structured Finance Obligations - Equity Instruments	11/21/2026	3,525	—
Bayshore Intermediate #2, LP	Revolver	10/1/2027	20,406	—
Bazaarvoice, Inc.	Revolver	5/7/2029	60,787	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Beacon Dc, Ltd.	Delayed Draw Term Loan	12/4/2027	$1,000	$—
Beacon Dc, Ltd.	Revolver	12/4/2032	680	—
Bimini Group Purchaser, Inc.	Revolver	4/26/2031	29,847	—
Bimini Group Purchaser, Inc.	Revolver	4/7/2027	18,750	(2,073)
BioCryst Pharmaceuticals, Inc.	Term Loan	1/23/2031	107,996	—
Biotouch Global Solutions, Inc.	Delayed Draw Term Loan	8/27/2027	29,503	(221)
Biotouch Global Solutions, Inc.	Revolver	8/27/2032	8,851	(133)
Blue Sky Buyer, LLC	Term Loan	2/28/2033	207,767	—
Blue Sky Buyer, LLC	Revolver	2/28/2033	35,415	—
Bluefin Holding, LLC	Revolver	9/12/2029	7,533	—
Brave Parent Holdings, Inc.	Revolver	11/28/2030	26,868	—
Brave Parent Holdings, Inc.	Delayed Draw Term Loan	10/17/2026	262,936	—
Brilliance Technologies, Inc.	Revolver	3/11/2032	52,952	—
Brilliance Technologies, Inc.	Delayed Draw Term Loan	9/11/2027	109,294	(68)
Businessolver.com, Inc.	Delayed Draw Term Loan	12/3/2027	28,315	(71)
Businessolver.com, Inc.	Revolver	12/3/2032	12,611	(63)
Caerus US 1, Inc.	Revolver	5/25/2029	14,398	—
Cambium Learning Group, Inc.	Revolver	7/20/2027	101,715	—
Cambrex Corp.	Revolver	3/5/2032	14,156	—
Cambrex Corp.	Delayed Draw Term Loan	3/5/2027	17,158	(86)
Cambrex Corp.	Delayed Draw Term Loan	3/24/2026	39,942	—
Canadian Hospital Specialties, Ltd.	Revolver	4/15/2027	2,399	—
Carr Riggs & Ingram Capital, LLC	Revolver	11/18/2031	10,323	(52)
Carr Riggs & Ingram Capital, LLC	Delayed Draw Term Loan	11/18/2026	16,507	—
Carval CLO XIII-C Ltd	Structured Finance Obligations - Equity Instruments	10/8/2028	5,531	—
Castle Management Borrower, LLC	Revolver	11/3/2029	4,167	—
Castle Management Borrower, LLC	Delayed Draw Term Loan	12/9/2027	20,234	—
CCI Buyer, Inc.	Revolver	5/13/2032	6,767	(68)
CEP V Investment 11 S.à r.l.	Delayed Draw Term Loan	9/1/2026	43,967	(499)
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
CFS Brands, LLC	Revolver	10/2/2029	14,401	—
Channelside AcquisitionCo, Inc.	Revolver	3/31/2028	17,194	—
Charger Debt Merger Sub, LLC	Delayed Draw Term Loan	5/9/2027	30,287	(76)
Charger Debt Merger Sub, LLC	Revolver	5/31/2030	5,300	—
Charger Debt Merger Sub, LLC	Delayed Draw Term Loan	5/31/2026	5,300	—
Chartwell Cumming Holding, Corp.	Revolver	11/16/2029	44,716	—
Cielo Bidco, Ltd.	Delayed Draw Term Loan	3/31/2030	653	—
Cielo Bidco, Ltd.	Delayed Draw Term Loan	3/31/2030	30	—
Cisive Holdings Corp.	Revolver	12/7/2029	4,445	(89)
Clearview Buyer, Inc.	Revolver	2/26/2029	11,857	—
CohnReznick Advisory, LLC	Delayed Draw Term Loan	3/31/2027	2,488	—
Commander Buyer, Inc.	Delayed Draw Term Loan	6/26/2027	44,138	(221)
Commander Buyer, Inc.	Revolver	6/26/2032	29,425	(294)
Community Management Holdings Midco 2, LLC	Revolver	11/1/2031	5,547	—
Community Management Holdings Midco 2, LLC	Delayed Draw Term Loan	7/8/2027	26,042	—
Compsych Investments Corp.	Delayed Draw Term Loan	7/22/2027	20,230	(885)
Connatix Buyer, Inc.	Revolver	7/14/2027	9,125	—
Connatix Buyer, Inc.	Delayed Draw Term Loan	4/9/2026	2,344	—
Consor Intermediate II, LLC	Delayed Draw Term Loan	5/10/2026	26,219	—
Consor Intermediate II, LLC	Revolver	5/10/2031	9,480	—
Continental Buyer, Inc.	Revolver	4/2/2031	4,282	—
Continental Buyer, Inc.	Revolver	4/2/2031	6,862	(34)
Continental Buyer, Inc.	Revolver	4/2/2031	3,283	(16)
Continental Buyer, Inc.	Delayed Draw Term Loan	4/21/2028	6,567	(16)
Coupa Software, Inc.	Delayed Draw Term Loan	6/3/2027	164	—
Coupa Software, Inc.	Revolver	2/27/2029	126	(1)
CRC Insurance Group, LLC	Revolver	5/6/2029	19,894	(105)
CRCI Longhorn Holdings, Inc.	Revolver	8/27/2031	11,110	(91)
CRCI Longhorn Holdings, Inc.	Delayed Draw Term Loan	8/27/2026	16,678	—
Creek Parent, Inc.	Revolver	12/18/2031	19,175	(336)
Crewline Buyer, Inc.	Revolver	11/8/2030	12,745	—
Crumbl Enterprises, LLC	Revolver	4/30/2032	6,881	(34)
CT Technologies Intermediate Holdings, Inc.	Delayed Draw Term Loan	8/30/2026	11,130	—
CT Technologies Intermediate Holdings, Inc.	Revolver	8/30/2031	34,417	(344)
CT Technologies Intermediate Holdings, Inc.	Delayed Draw Term Loan	8/30/2026	10,132	—
CT Technologies Intermediate Holdings, Inc.	Delayed Draw Term Loan	7/10/2027	504	—
CT Technologies Intermediate Holdings, Inc.	Delayed Draw Term Loan	8/5/2027	10,080	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
CT Technologies Intermediate Holdings, Inc.	Delayed Draw Term Loan	8/5/2027	$6,774	$—
CyrusOne Revolving Warehouse	Revolver	7/2/2027	106,619	—
Databricks, Inc.	Delayed Draw Term Loan	1/5/2028	235,000	—
DCG Acquisition Corp.	Revolver	6/13/2031	36,470	(365)
DCG Acquisition Corp.	Delayed Draw Term Loan	6/13/2026	10,587	—
Denali Bidco, Ltd.	Delayed Draw Term Loan	9/5/2027	300	(3)
Denali Intermediate Holdings, Inc.	Revolver	8/26/2032	4,972	(50)
Denali TopCo, LLC	Delayed Draw Term Loan	8/26/2028	27,099	(135)
Denali TopCo, LLC	Revolver	8/26/2032	13,007	(65)
Diligent Corp.	Delayed Draw Term Loan	4/30/2026	50,000	(250)
Diligent Corp.	Revolver	8/2/2030	25,500	—
Discovery Education, Inc.	Revolver	4/9/2029	17,513	—
Divisions Holding Corp.	Revolver	4/17/2032	8,086	(81)
DM Intermediate Parent, LLC	Revolver	9/30/2030	28,484	—
DM Intermediate Parent, LLC	Delayed Draw Term Loan	9/30/2026	18,336	—
DM Intermediate Parent, LLC	Delayed Draw Term Loan	12/19/2027	77,717	(389)
Doit International, Ltd.	Delayed Draw Term Loan	11/25/2026	66,711	(500)
Doit International, Ltd.	Revolver	11/26/2029	33,356	—
Dropbox, Inc.	Delayed Draw Term Loan	12/10/2026	417,495	(2,087)
Dropbox, Inc.	Delayed Draw Term Loan	3/15/2026	455,182	(426)
DTA Intermediate II, Ltd.	Revolver	3/27/2030	12,961	—
DTI Holdco, Inc.	Revolver	1/25/2029	16,000	(1,517)
Duro Dyne National Corp.	Delayed Draw Term Loan	11/15/2026	34,499	(172)
Duro Dyne National Corp.	Revolver	11/15/2031	34,499	—
Dwyer Instruments, LLC	Revolver	7/20/2029	4,668	—
Eagan Parent, Inc.	Delayed Draw Term Loan	9/8/2027	5,311	—
Eagan Parent, Inc.	Revolver	9/8/2032	2,833	(14)
East River Bidco, GmbH	Delayed Draw Term Loan	3/26/2028	31	—
Eden Acquisitionco, Ltd.	Delayed Draw Term Loan	11/17/2026	2,146	(29)
Edison Bidco, AS	Delayed Draw Term Loan	12/5/2026	679	—
Electro Switch Business Trust, LLC	Revolver	9/2/2032	23,430	(234)
ELK Bidco, Inc.	Revolver	6/13/2032	13,471	(67)
ELK Bidco, Inc.	Delayed Draw Term Loan	12/13/2027	14,968	(37)
EMB Purchaser, Inc.	Delayed Draw Term Loan	3/13/2028	37,202	—
EMB Purchaser, Inc.	Revolver	3/12/2032	18,308	(183)
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2027	12,036	—
Endeavor Schools Holdings, LLC	Delayed Draw Term Loan	1/3/2027	20,926	—
Enstructure, LLC	Delayed Draw Term Loan	6/10/2026	83,228	(624)
ENV Bidco, AB	Delayed Draw Term Loan	7/29/2026	31,618	(403)
eResearchTechnology, Inc.	Delayed Draw Term Loan	1/17/2027	135,205	—
eResearchTechnology, Inc.	Revolver	10/17/2031	78,568	(786)
Essential Services Holding Corp.	Delayed Draw Term Loan	6/17/2026	14,519	(73)
Essential Services Holding Corp.	Revolver	6/17/2030	5,434	—
Everbridge Holdings, LLC	Delayed Draw Term Loan	7/2/2026	5,292	—
Everbridge Holdings, LLC	Revolver	7/2/2031	3,481	—
Excelitas Technologies Corp.	Revolver	8/12/2028	14,780	(185)
Experity, Inc.	Revolver	2/22/2030	17,835	—
Experity, Inc.	Delayed Draw Term Loan	9/13/2026	40,111	(201)
Falcon Parent Holdings, Inc.	Delayed Draw Term Loan	8/15/2027	12,467	(94)
Falcon Parent Holdings, Inc.	Revolver	11/6/2031	14,380	—
Fastener Distribution Holdings, LLC	Delayed Draw Term Loan	10/31/2026	41,834	—
Fern Bidco, Ltd.	Delayed Draw Term Loan	7/3/2027	19,787	—
Flatiron CLO 34, Ltd.	Structured Finance Obligations - Equity Instruments	10/8/2026	3,500	—
Flexera Software, LLC	Revolver	8/15/2032	13,582	(34)
Forterro Group, AB	Delayed Draw Term Loan	6/28/2027	5,415	—
Foundation Risk Partners Corp.	Revolver	10/29/2029	12,202	—
Foundation Risk Partners Corp.	Delayed Draw Term Loan	2/26/2027	10,908	—
Frontgrade Technologies Holdings, Inc.	Revolver	1/9/2028	439	—
Frontline Road Safety, LLC	Revolver	3/4/2032	13,878	(69)
Frontline Road Safety, LLC	Delayed Draw Term Loan	3/4/2028	17,792	—
FusionSite Midco, LLC	Revolver	11/17/2029	12,260	(276)
FusionSite Midco, LLC	Delayed Draw Term Loan	4/30/2026	8,810	—
G&A Partners Holding Company II, LLC	Revolver	3/1/2030	6,575	(132)
G&A Partners Holding Company II, LLC	Delayed Draw Term Loan	3/1/2026	9,468	—
Galaxy CLO Warehouse 2025-1, Ltd.	Structured Finance Obligations - Equity Instruments	10/8/2026	15,689	—
Galileo Pharma Bidco S.p.A	Delayed Draw Term Loan	10/7/2028	4,168	—
Galway Borrower, LLC	Revolver	9/29/2028	16,795	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Galway Borrower, LLC	Delayed Draw Term Loan	2/7/2026	$1,559	$—
Gannett Fleming, Inc.	Revolver	8/5/2030	37,324	(560)
Gatekeeper Systems, Inc.	Delayed Draw Term Loan	8/27/2026	42,075	—
Gatekeeper Systems, Inc.	Revolver	8/28/2030	17,861	—
GI Ranger Intermediate, LLC	Revolver	10/29/2027	9,360	—
Gigamon, Inc.	Revolver	3/10/2028	15,465	—
Gimlet Bidco, GmbH	Delayed Draw Term Loan	4/23/2027	2,084	—
Granicus, Inc.	Revolver	1/17/2031	4,284	—
Granicus, Inc.	Delayed Draw Term Loan	1/17/2026	679	—
Great Day Improvements, LLC	Revolver	6/13/2030	4,731	—
Grid Alliance Partners, LLC	Delayed Draw Term Loan	7/1/2027	23,338	(117)
Grid Alliance Partners, LLC	Revolver	7/1/2030	15,162	(152)
Griffon Bidco, Inc.	Delayed Draw Term Loan	9/30/2027	21,819	—
Griffon Bidco, Inc.	Revolver	7/31/2031	21,819	(218)
Ground Penetrating Radar Systems, LLC	Delayed Draw Term Loan	7/2/2027	20,297	—
Ground Penetrating Radar Systems, LLC	Revolver	1/2/2032	11,776	—
GS Acquisitionco, Inc.	Delayed Draw Term Loan	3/26/2026	3,720	—
GS Acquisitionco, Inc.	Revolver	5/25/2028	2,833	—
GS Acquisitionco, Inc.	Delayed Draw Term Loan	5/16/2027	3,214	(8)
GTCR Everest Borrower, LLC	Revolver	9/5/2029	3,125	(10)
Guardian Bidco, Inc.	Delayed Draw Term Loan	8/14/2028	3,881	(39)
Gusto Sing Bidco Pte, Ltd.	Delayed Draw Term Loan	11/15/2027	102	—
Helix TS, LLC	Delayed Draw Term Loan	10/22/2027	35,919	—
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	12/11/2027	41,940	(105)
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
High Street Buyer, Inc.	Delayed Draw Term Loan	7/18/2027	55,411	—
Home Service TopCo IV, Inc.	Revolver	12/30/2027	19,964	(214)
Home Service TopCo IV, Inc.	Delayed Draw Term Loan	2/19/2026	19,055	—
Horizon CTS Buyer, LLC	Revolver	3/28/2032	25,803	—
Horizon CTS Buyer, LLC	Delayed Draw Term Loan	11/4/2027	33,333	—
HPS Freshwater Warehouse Parent, Ltd.	Structured Finance Obligations - Equity Instruments	10/8/2026	5,390	—
Icefall Parent, Inc.	Revolver	1/17/2030	8,637	—
IEM New Sub 2, LLC	Delayed Draw Term Loan	12/3/2027	62,860	—
IEM New Sub 2, LLC	Delayed Draw Term Loan	12/3/2027	76,076	(571)
IG Investments Holdings, LLC	Revolver	9/22/2028	55,717	—
Imagine 360, LLC	Delayed Draw Term Loan	9/18/2026	13,684	(68)
Imagine 360, LLC	Revolver	9/30/2028	8,582	(86)
Inception Fertility Ventures, LLC	Revolver	4/29/2030	4,278	—
Inception Fertility Ventures, LLC	Delayed Draw Term Loan	4/29/2026	61,644	—
INK BC Bidco S.p.A.	Delayed Draw Term Loan	7/16/2028	21,206	(215)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/23/2026	8,074	(14)
Integrity Marketing Acquisition, LLC	Revolver	8/25/2028	2,861	—
IQN Holding Corp.	Revolver	5/2/2028	1,940	—
IRI Group Holdings, Inc.	Revolver	12/1/2028	110,034	—
Iris Buyer, LLC	Revolver	10/2/2029	7,870	—
Iris Buyer, LLC	Delayed Draw Term Loan	8/4/2026	3,617	—
ISQ Hawkeye Holdco, Inc.	Revolver	8/20/2030	476	—
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/20/2026	1,355	—
Java Buyer, Inc.	Revolver	12/15/2027	12,142	—
Java Buyer, Inc.	Revolver	12/15/2027	24,284	—
Java Buyer, Inc.	Delayed Draw Term Loan	5/9/2027	71,827	—
Jeppesen Holdings, LLC	Revolver	10/31/2032	17,000	(128)
Jones Fish Hatcheries & Distributors, LLC	Revolver	11/19/2032	4,116	(41)
Jones Fish Hatcheries & Distributors, LLC	Delayed Draw Term Loan	11/19/2027	16,464	—
JS Parent, Inc.	Revolver	4/24/2031	7,880	(39)
JSG II, Inc.	Delayed Draw Term Loan	9/30/2027	97,949	(245)
JSG II, Inc.	Revolver	9/30/2032	41,978	(210)
JSS Holdings, Inc.	Delayed Draw Term Loan	11/8/2026	136,995	(685)
Kaseya, Inc.	Revolver	3/20/2030	25,000	(154)
Kattegat Project Bidco, AB	Delayed Draw Term Loan	10/5/2026	12,225	(166)
King Bidco S.P.E.C.	Delayed Draw Term Loan	6/26/2028	87	—
Knight Acquireco, LLC	Delayed Draw Term Loan	11/6/2027	23,547	(59)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2029	10,918	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	6/11/2027	8,384	—
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	4,594	(46)
Koala Investment Holdings, Inc.	Delayed Draw Term Loan	2/29/2028	17,044	(85)
Koala Investment Holdings, Inc.	Revolver	8/29/2032	7,575	(76)

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Kona Buyer, LLC	Revolver	7/23/2031	$34,452	$(172)
Kona Buyer, LLC	Delayed Draw Term Loan	6/27/2027	90,826	(227)
Kona Buyer, LLC	Delayed Draw Term Loan	7/23/2026	60,173	(301)
Kona Buyer, LLC	Delayed Draw Term Loan	7/23/2026	53,588	(268)
KStone Buyer, Inc.	Term Loan	1/2/2033	80,791	—
KStone Buyer, Inc.	Revolver	1/2/2033	20,775	—
KStone Buyer, Inc.	Delayed Draw Term Loan	1/2/2027	23,083	—
Kwol Acquisition, Inc.	Revolver	12/6/2029	1,345	—
Kwol Acquisition, Inc.	Delayed Draw Term Loan	8/25/2027	84	—
Kwor Acquisition, Inc.	Revolver	2/28/2030	1,041	—
Kwor Acquisition, Inc.	Delayed Draw Term Loan	2/28/2027	1,379	—
Loar Group, Inc.	Delayed Draw Term Loan	9/30/2026	275,000	—
Lobos Parent, Inc.	Delayed Draw Term Loan	9/26/2028	10,361	(39)
Lobos Parent, Inc.	Revolver	9/26/2031	5,180	(39)
Lobos Parent, Inc.	Revolver	9/26/2031	2,331	(17)
LogicMonitor, Inc.	Revolver	11/15/2031	11,450	(143)
LogicMonitor, Inc.	Delayed Draw Term Loan	9/1/2027	15,648	(98)
LPW Group Holdings, Inc.	Revolver	3/15/2030	6,566	(66)
Lsf12 Crown US Commercial Bidco, LLC	Revolver	12/2/2029	24,405	(35)
Magic Bidco, Inc.	Delayed Draw Term Loan	7/1/2026	14,677	—
Magic Bidco, Inc.	Revolver	7/1/2030	830	—
Magneto Components BuyCo, LLC	Revolver	12/5/2029	8,983	(67)
Mandolin Technology Intermediate Holdings, Inc.	Revolver	4/30/2028	7,265	—
MannKind Corp.	Delayed Draw Term Loan	8/6/2027	29,592	—
Mantech International, CP	Delayed Draw Term Loan	2/14/2026	24,794	(373)
Mantech International, CP	Revolver	9/14/2028	111,612	—
Material Holdings, LLC	Revolver	8/19/2027	3,179	—
Material Holdings, LLC	Delayed Draw Term Loan	8/19/2027	23,525	—
Maverick Bidco, Inc.	Revolver	12/2/2031	17,583	(1)
Maverick Bidco, Inc.	Delayed Draw Term Loan	12/2/2027	18,018	—
Mavis Tire Express Services Topco, Corp.	Revolver	5/4/2028	5,400	—
MB2 Dental Solutions, LLC	Delayed Draw Term Loan	2/13/2026	6,423	—
MB2 Dental Solutions, LLC	Revolver	2/13/2031	1,837	—
MEDX AMCP Holdings, LLC	Revolver	7/21/2032	3,952	(40)
MEDX AMCP Holdings, LLC	Delayed Draw Term Loan	7/21/2027	9,287	(46)
Mercury Bidco Globe, Limited	Delayed Draw Term Loan	1/18/2026	3,083	—
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	482	—
Minerva Bidco, Ltd.	Delayed Draw Term Loan	12/2/2028	53,627	(412)
Minotaur Acquisition, Inc.	Revolver	5/10/2030	9,910	—
ML Holdco, LLC	Delayed Draw Term Loan	10/24/2027	17,655	—
Modernizing Medicine, Inc.	Revolver	4/30/2032	4,208	(42)
More Cowbell II, LLC	Delayed Draw Term Loan	9/3/2027	5,872	(27)
More Cowbell II, LLC	Revolver	9/1/2029	12,971	—
MPG Parent Holdings, LLC	Revolver	1/8/2030	2,232	—
MPG Parent Holdings, LLC	Delayed Draw Term Loan	1/8/2027	4,065	—
MRH Trowe Beteiligungsgesellschaft mbH	Delayed Draw Term Loan	5/15/2028	70	—
MRH Trowe Beteiligungsgesellschaft mbH	Revolver	11/15/2031	35	—
MRI Software, LLC	Revolver	10/21/2026	17,850	(67)
MRI Software, LLC	Revolver	2/10/2028	21,799	—
MRI Software, LLC	Delayed Draw Term Loan	10/2/2027	12,498	—
Muzinich Enhanced Loan Origination Fund I, LP	Equity		31,851	—
Natus Medical, Inc.	Revolver	7/21/2027	5,100	—
NAVEX TopCo, Inc.	Revolver	10/14/2031	11,668	(150)
NAVEX TopCo, Inc.	Delayed Draw Term Loan	10/14/2027	57,143	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/15/2030	15,767	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/15/2030	15,767	—
NDC Acquisition Corp.	Revolver	3/9/2028	3,083	—
NDT Global Holding, Inc.	Revolver	6/4/2032	10,153	(102)
NDT Global Holding, Inc.	Delayed Draw Term Loan	6/4/2027	11,371	—
Nephele III, BV	Delayed Draw Term Loan	1/14/2028	25	—
Neptune BidCo, SAS	Delayed Draw Term Loan	3/31/2027	205	—
Neptune Holdings, Inc.	Revolver	8/31/2029	2,000	(50)
Netsmart Technologies, Inc.	Delayed Draw Term Loan	8/23/2026	18,756	(94)
Netsmart Technologies, Inc.	Revolver	8/23/2031	26,555	—
Noble Midco 3, Ltd.	Delayed Draw Term Loan	6/10/2027	9,042	(45)
Noble Midco 3, Ltd.	Revolver	12/10/2030	5,576	—
North Haven Ushc Acquisition, Inc.	Revolver	10/29/2027	2,036	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
North Haven Ushc Acquisition, Inc.	Delayed Draw Term Loan	8/28/2026	$25,764	$—
Octane Purchaser, Inc.	Delayed Draw Term Loan	11/19/2027	88,133	—
Octane Purchaser, Inc.	Revolver	5/19/2032	35,253	(176)
Odevo, AB	Delayed Draw Term Loan	12/12/2027	32,079	—
OEConnection, LLC	Delayed Draw Term Loan	12/23/2028	18,447	—
OEConnection, LLC	Revolver	12/18/2032	4,858	(24)
OEI, Inc.	Revolver	12/29/2031	7,889	(59)
OEI, Inc.	Delayed Draw Term Loan	12/29/2027	19,722	(74)
OMEGA II AB	Delayed Draw Term Loan	6/17/2028	17,930	(47)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	3/19/2026	68,025	—
ONS MSO, LLC	Revolver	7/8/2028	4,500	—
Optimizely North America, Inc.	Revolver	10/30/2031	3,007	(30)
Optus 1011, GmbH	Delayed Draw Term Loan	11/30/2028	80,234	—
Oxford Global Resources, Inc.	Revolver	8/17/2027	9,254	—
Paisley Bidco, Ltd.	Delayed Draw Term Loan	5/7/2027	2,102	(8)
PAS Parent, Inc.	Delayed Draw Term Loan	8/18/2028	41,432	(207)
PAS Parent, Inc.	Revolver	8/18/2031	19,250	(192)
Patriot Growth Insurance Services, LLC	Revolver	10/16/2028	7,135	(143)
Pave America Holding, LLC	Revolver	8/27/2032	14,196	—
Pave America Holding, LLC	Delayed Draw Term Loan	8/29/2027	19,064	—
PDI TA Holdings, Inc.	Revolver	2/3/2031	1,866	—
Peloton Computer Enterprises, Ltd.	Term Loan	12/31/2032	112,080	—
Petrus Buyer, Inc.	Revolver	10/17/2029	5,163	—
Phoenix 1 Buyer Corp.	Revolver	11/20/2029	8,349	—
Pike Electric Corp.	Revolver	12/18/2032	39,994	(200)
Pike Electric Corp.	Delayed Draw Term Loan	12/19/2028	59,991	—
Pikes Peak Bravo	Structured Finance Obligations - Equity Instruments	9/5/2027	11,094	—
PKF O’Connor Davies Advisory, LLC	Delayed Draw Term Loan	11/18/2026	31,468	—
PKF O’Connor Davies Advisory, LLC	Revolver	11/15/2031	11,413	—
Plasma Buyer, LLC	Revolver	5/12/2028	65	—
Polyphase Elevator Holding, Co.	Delayed Draw Term Loan	11/24/2027	4,195	—
Polyphase Elevator Holding, Co.	Revolver	11/24/2032	6,000	(45)
Port Arthur LNG Phase II Intermediate Company, LLC	Equity	12/30/2026	299,028	—
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	8,671	—
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	8/7/2026	11,927	—
Profile Products, LLC	Revolver	11/12/2027	7,087	(71)
Profile Products, LLC	Revolver	11/12/2027	3,337	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	4,266	—
PT Intermediate Holdings III, LLC	Delayed Draw Term Loan	4/9/2026	10,213	—
QBS Parent, Inc.	Revolver	6/3/2032	9,970	—
QBS Parent, Inc.	Delayed Draw Term Loan	6/3/2027	19,959	—
QF Holdings, Inc.	Delayed Draw Term Loan	12/29/2027	25,096	—
QF Holdings, Inc.	Revolver	12/15/2032	15,058	(75)
Qualus Power Services Corp.	Delayed Draw Term Loan	3/27/2028	11,162	—
Qualus Power Services Corp.	Delayed Draw Term Loan	3/27/2028	60,000	(150)
R1 Holdings, LLC	Revolver	12/29/2028	31	—
RailPros Parent, LLC	Delayed Draw Term Loan	5/24/2027	7,177	(36)
RailPros Parent, LLC	Revolver	5/24/2032	3,589	(36)
Rally Buyer, Inc.	Revolver	7/19/2029	7,373	—
Raven Acquisition Holdings, LLC	Delayed Draw Term Loan	11/19/2026	200	—
Red Fox CD Acquisition Corp.	Delayed Draw Term Loan	11/21/2026	23,757	—
Redwood Services Group, LLC	Delayed Draw Term Loan	1/3/2027	5,467	—
Regatta Kilo	Structured Finance Obligations - Equity Instruments	10/8/2028	3,883	—
Relativity ODA, LLC	Revolver	5/12/2029	4,813	(116)
RFS Opco, LLC	Delayed Draw Term Loan	12/2/2027	13,774	—
Rhea Parent, Inc.	Revolver	12/20/2030	28,910	(289)
Riser Merger Sub, Inc.	Delayed Draw Term Loan	6/4/2026	20,947	—
Riser Merger Sub, Inc.	Revolver	10/31/2029	20,973	—
Riser Merger Sub, Inc.	Delayed Draw Term Loan	4/15/2027	30,262	(151)
Rocket Buyer, LLC	Term Loan	1/14/2033	102,207	—
Rocket Buyer, LLC	Delayed Draw Term Loan	1/14/2033	58,966	—
Rocket Buyer, LLC	Revolver	1/14/2031	23,586	—
Saber Parent Holdings Corp.	Delayed Draw Term Loan	12/16/2028	138,406	(346)
Saber Parent Holdings Corp.	Revolver	12/16/2032	69,203	(346)
Saber Power Services, LLC	Revolver	10/21/2031	19,913	—
Safety Borrower Holdings, LP	Revolver	12/19/2032	5,499	—
Safety Borrower Holdings, LP	Delayed Draw Term Loan	12/19/2027	8,254	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Sam Holding Co, Inc.	Revolver	3/24/2027	$24,000	$—
Sam Holding Co, Inc.	Delayed Draw Term Loan	11/5/2026	39,200	—
Scorpio BidCo SAS	Delayed Draw Term Loan	3/10/2026	7,858	(85)
Seahawk Bidco, LLC	Delayed Draw Term Loan	12/19/2026	15,877	—
Seahawk Bidco, LLC	Revolver	12/19/2030	22,377	(205)
Seahawk Bidco, LLC	Delayed Draw Term Loan	12/24/2027	121,231	—
SEKO Global Logistics Network, LLC	Delayed Draw Term Loan	5/10/2027	1,350	—
Seven Bidco, SASU	Delayed Draw Term Loan	8/29/2028	42,456	(213)
Severin Acquisition, LLC	Delayed Draw Term Loan	10/1/2027	54,539	—
Severin Acquisition, LLC	Revolver	10/1/2031	41,391	—
SG Acquisition, Inc.	Revolver	4/3/2030	13,537	—
Signant Finance One, Ltd.	Revolver	10/16/2031	39,684	(397)
Signant Finance One, Ltd.	Delayed Draw Term Loan	10/16/2027	95,241	—
Simplicity Financial Marketing Group Holdings, Inc.	Delayed Draw Term Loan	12/31/2026	6,304	—
Simplicity Financial Marketing Group Holdings, Inc.	Revolver	12/31/2031	6,041	(60)
SIQ Holdings III Corp.	Revolver	12/19/2030	26,770	—
SIQ Holdings III Corp.	Delayed Draw Term Loan	12/19/2027	57,446	—
Skylark UK Debtco, Ltd.	Delayed Draw Term Loan	12/8/2028	5,759	—
Smartronix, LLC	Revolver	2/7/2030	12,316	—
Smile Doctors, LLC	Revolver	12/23/2027	51,955	(1,818)
Solis Midco, SAS	Delayed Draw Term Loan	4/8/2029	145	—
Spaceship Purchaser, Inc.	Revolver	10/17/2031	74,961	(598)
Spaceship Purchaser, Inc.	Delayed Draw Term Loan	10/17/2027	149,081	(359)
SpecialtyCare, Inc.	Delayed Draw Term Loan	8/26/2027	1,794	—
SpecialtyCare, Inc.	Revolver	12/18/2029	5,935	—
Spectrum Safety Solutions Purchaser, LLC	Delayed Draw Term Loan	7/1/2026	55,574	—
Spectrum Safety Solutions Purchaser, LLC	Revolver	7/1/2030	48,365	—
Speedster Bidco, GmbH	Revolver	6/10/2031	21,862	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	9,725	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	4/24/2026	35,710	—
STV Group, Inc.	Delayed Draw Term Loan	3/20/2026	16,811	(168)
STV Group, Inc.	Revolver	3/20/2030	11,767	—
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	5/1/2026	14,560	—
Sunshine Cadence Holdco, LLC	Revolver	5/1/2030	32,000	(320)
Tango Bidco, SAS	Delayed Draw Term Loan	10/17/2027	5,573	(39)
Tango Bidco, SAS	Delayed Draw Term Loan	10/17/2027	8,635	—
TEI Intermediate, LLC	Revolver	12/13/2031	14,888	—
TEI Intermediate, LLC	Delayed Draw Term Loan	12/13/2026	42,307	—
Teneo Holdings, LLC	Delayed Draw Term Loan	7/31/2027	52,998	(265)
Teneo Holdings, LLC	Revolver	7/31/2030	64,785	(648)
Tennessee Bidco, Limited	Delayed Draw Term Loan	7/1/2026	67,244	—
The Fertility Partners, Inc.	Revolver	9/16/2027	8,300	(334)
The Hiller Companies, LLC	Delayed Draw Term Loan	6/20/2026	1,155	—
The Hiller Companies, LLC	Revolver	6/20/2030	13,713	—
The Hiller Companies, LLC	Delayed Draw Term Loan	7/16/2027	4,178	—
The North Highland Co, LLC	Revolver	12/20/2030	21,810	—
The North Highland Co, LLC	Delayed Draw Term Loan	12/20/2026	35,521	(178)
Themis Solutions, Inc.	Delayed Draw Term Loan	10/29/2027	55,641	(742)
Themis Solutions, Inc.	Revolver	10/29/2032	46,367	(649)
Thermostat Purchaser III, Inc.	Revolver	8/31/2028	8,125	(80)
THG Acquisition, LLC	Delayed Draw Term Loan	10/31/2026	10,582	—
THG Acquisition, LLC	Revolver	10/31/2031	6,485	—
Three Rivers Buyer, Inc	Revolver	11/3/2031	4,560	(57)
Tricentis Operations Holdings, Inc.	Revolver	2/11/2032	16,551	(166)
Tricentis Operations Holdings, Inc.	Delayed Draw Term Loan	2/11/2027	26,482	(132)
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2029	26,249	(112)
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	10/17/2027	42,018	(210)
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	6/30/2027	115,743	—
Triple Lift, Inc.	Revolver	5/5/2028	14,295	(1,215)
TRP Infrastructure Services, LLC	Delayed Draw Term Loan	7/9/2027	47,630	—
TRP Infrastructure Services, LLC	Delayed Draw Term Loan	12/2/2026	2,499	—
TTF Lower Intermediate, LLC	Revolver	7/18/2029	20,000	(450)
Unified Women’s Healthcare, LP	Revolver	6/18/2029	101,845	—
Unified Women’s Healthcare, LP	Delayed Draw Term Loan	9/22/2027	26,977	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	12/13/2026	25,538	—
US Oral Surgery Management Holdco, LLC	Revolver	11/20/2028	15,496	—
US Salt Investors, LLC	Revolver	2/26/2033	7,127	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
US Salt Investors LLC	Term Loan	2/26/2033	$61,293	$—
Varicent Parent Holdings Corp.	Delayed Draw Term Loan	10/15/2027	11,258	(113)
Varicent Parent Holdings Corp.	Revolver	8/23/2031	9,550	(143)
Varicent Parent Holdings Corp.	Delayed Draw Term Loan	10/15/2027	6,177	—
Varicent Parent Holdings Corp.	Revolver	8/23/2031	2,913	(29)
Veregy Consolidated, Inc.	Delayed Draw Term Loan	4/16/2027	12,398	—
Veregy Consolidated, Inc.	Revolver	4/16/2031	29,755	(223)
Victors CCC Buyer, LLC	Revolver	6/1/2029	29,205	—
Victors Purchaser, LLC	Delayed Draw Term Loan	12/23/2027	55,876	—
Victors Purchaser, LLC	Revolver	12/23/2032	97,196	—
VS Buyer, LLC	Revolver	10/12/2030	17,045	(49)
Water Holdings Acquisition, LLC	Delayed Draw Term Loan	7/31/2026	13,067	—
Wellfleet CLO 2025-1, Ltd.	Structured Finance Obligations - Equity Instruments	4/4/2027	3,780	—
West Monroe Partners, LLC	Revolver	11/9/2027	70,714	(1,414)
West Star Aviation Acquisition, LLC	Revolver	5/20/2032	18,358	—
West Star Aviation Acquisition, LLC	Delayed Draw Term Loan	5/20/2027	17,278	—
WHCG Purchaser III, Inc.	Delayed Draw Term Loan	8/2/2027	17,234	—
World Insurance Associates, LLC	Delayed Draw Term Loan	8/14/2026	20,065	—
World Insurance Associates, LLC	Revolver	4/3/2030	5,073	(75)
WPEngine, Inc.	Revolver	8/14/2029	8,140	(244)
YA Intermediate Holdings II, LLC	Delayed Draw Term Loan	10/1/2026	16,173	—
YA Intermediate Holdings II, LLC	Revolver	10/1/2031	6,783	—
Zendesk, Inc.	Revolver	11/22/2028	97,650	—
Zendesk, Inc.	Delayed Draw Term Loan	5/15/2026	71,376	—
Zenith AcquisitionCo, LLC	Term Loan	1/13/2033	90,012	—
Zenith AcquisitionCo, LLC	Revolver	1/13/2033	16,877	—
Zenith AcquisitionCo, LLC	Delayed Draw Term Loan	1/13/2029	45,188	—
Zeus, LLC	Revolver	2/8/2030	6,851	(34)
Zeus, LLC	Delayed Draw Term Loan	2/27/2026	4,568	—
Zorro Bidco, Ltd.	Delayed Draw Term Loan	8/13/2027	10,119	—

Total Unfunded Commitments			$13,438,317	$(41,711)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2025 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2025 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2025 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2025 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2025 was 1.50%.
(14)	The interest rate floor on these investments as of December 31, 2025 was 2.00%.
(15)	For unsettled positions the interest rate does not include the base rate.
(16)

Under the 1940 Act, the Company is generally deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is generally deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2025, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair Value as of December 31, 2024	Gross Additions	Gross Reductions	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Fair Value as of December 31, 2025	Dividend and Interest Income
Non-Controlled/Affiliated Investments
Align Precision Group, LLC	$—	$22,717	$—	$—	$—	$22,717	$1,204
Align Precision Group, LLC	—	3,543	(7)	16	—	3,552	275
Align Precision Group, LLC - Class A-3 Units	—	996	—	3,022	—	4,018	—
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP - Class A Common Units)	1,394	—	—	(176)	—	1,218	—
DMS Purchaser, LLC	—	6,462	(13)	—	—	6,449	624
DMS Topco, LLC - Class A Common Units	—	5,432	—	(588)	—	4,844	—
Port Arthur LNG Phase II Intermediate Company, LLC - Class B Units	—	1,079,477	—	(21)	—	1,079,456	13,834
Controlled/Affiliated Investments
CFCo, LLC (Benefytt Technologies, Inc.)	—	—	—	—	—	—	—
Daylight Beta Parent, LLC (Benefytt Technologies, Inc.)	12,744	—	—	(4,459)	—	8,285	—
CFCo, LLC (Benefytt Technologies, Inc.) - Class B Units	—	—	—	—	—	—	—
Pibb Member Holdings, LLC - LP Interest	214,906	—	—	12,772	—	227,678	20,122

	Fair Value as of December 31, 2024	Gross Additions	Gross Reductions	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Fair Value as of December 31, 2025	Dividend and Interest Income
Pibb Member, LLC	$2,250	$—	$(100)	$43	$—	$2,193	$134
Pigments Services, Inc.	7,699	—	—	(7,699)	—	—	—
Pigments Services, Inc.	11,317	257	—	(4,474)	—	7,100	233
Pigments Holdings, LP - LP Interest	—	—	—	—	—	—	—
Material Holdings, LLC	232,369	10,050	(3,272)	(1,170)	—	237,977	24,949
Material Holdings, LLC	15,566	—	—	(15,566)	—	—	—
Material Holdings, LLC	—	7,906	—	(11)	—	7,895	136
Material+ Holding Company, LLC - Class C Units	—	—	—	—	—	—	—
Blackstone Private Real Estate Credit and Income Fund - Common Shares	—	422,500	—	8,475	—	430,975	11,959
Specialty Lending Company, LLC - LLC Interest	314,967	39,420	—	26,854	—	381,241	11,700
BCRED Emerald JV LP - LP Interest	1,778,800	—	—	(100,055)	—	1,678,745	238,956
BCRED Verdelite JV LP - LP Interest	135,611	—	—	(22,543)	—	113,068	26,842
GSO DL CoInvest CI LP (CustomInk, LLC - Series A Preferred Units)	2,167	—	—	(486)	—	1,681	—

Total	$2,729,790	$1,598,760	$(3,392)	$(106,066)	$—	$4,219,092	$350,968

(17)	Loan was on non-accrual status as of December 31, 2025.
(18)

These loans are “last-out” portions of loans. The “last-out” portion of the Company’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.

(19)

All securities are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), including investments in joint ventures but excluding Loar Holdings Inc.—Common Equity, Moderna Inc—Common Stock, and Axsome Therapeutics, Inc.—Common Stock and may be deemed to be “restricted securities.” As of December 31, 2025, the aggregate fair value of these securities is $82,179.6 million, or 172.6% of the Company’s net assets. The initial acquisition dates have been included for such securities.

(20)	The interest rate floor on these investments as of December 31, 2025 was 3.00%.
(21)

These investments represent investments in investment funds (“Investee Funds”). As of December 31, 2025, details of these Investee Funds by investment strategy, the Company’s unfunded commitment, and redemption restrictions put in place by the Investee Fund were as follows:

Investee Funds	Investee Fund Strategy	Unfunded Commitment	Redemption Frequency	Redemption Lock-up Period	Fund Term	Fair Value
Blackstone Private Real Estate Credit and Income Fund	Real estate credit and income	$—	Quarterly	None	Perpetual	$430,975
Muzinich Enhanced Loan Origination Fund I, LP	Corporate direct lending	31,851	None	None	Nine years	14,939

		$31,851				$445,914

The quarterly redemption frequency as it relates to Blackstone Private Real Estate Credit and Income Fund represents up to 5% of common shares outstanding (either by number of shares or aggregate net asset value) as of the close of the previous calendar quarter, subject to approval by the Investee Fund’s board of trustees.

ADDITIONAL INFORMATION

Foreign Currency Forward Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	USD	588,180	CAD	806,500	3/25/2026	$(1,961)
Deutsche Bank AG	USD	84,951	CHF	66,820	3/25/2026	73
Goldman Sachs Bank USA	USD	88,237	DKK	557,791	3/17/2026	239
BNP Paribas	USD	104,506	EUR	90,200	2/23/2026	(1,581)
Deutsche Bank AG	USD	1,229,268	EUR	1,040,500	3/25/2026	3,818
Deutsche Bank AG	USD	480,194	GBP	358,790	3/25/2026	(2,097)
BNP Paribas	USD	53,583	GBP	40,900	2/23/2026	(1,401)
Goldman Sachs Bank USA	USD	55,426	NOK	562,273	3/17/2026	(322)
BNP Paribas	USD	981	NOK	10,000	2/23/2026	(11)
Goldman Sachs Bank USA	USD	22,850	NZD	39,280	3/17/2026	190
Goldman Sachs Bank USA	USD	180,488	SEK	1,668,034	3/17/2026	(999)

Total Foreign Currency Forward Contracts						$(4,052)

Interest Rate Swaps

Counterparty	Hedged Item	Company Receives	Company Pays	Maturity Date	Notional Amount		Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Appreciation (Depreciation)(1)
Goldman Sachs Bank USA (2)	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026		$625,000	$(6,483)	$—	$13,756
Deutsche Bank AG (2)	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026		625,000	(6,406)	—	13,678
Deutsche Bank AG (2)	April 2026 UK Bonds	4.87%	SONIA + 2.78%	4/14/2026	GBP	250,000	(1,588)	—	7,193
Sumitomo Mitsui Banking Corporation (2)	May 2027 Notes	5.61%	SOFR + 2.79%	5/3/2027		625,000	(4,848)	—	13,082
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.72%	10/11/2027		350,000	2,042	—	5,568
Sumitomo Mitsui Banking Corporation	November 2028 Notes	7.30%	SOFR + 3.06%	11/27/2028		500,000	11,138	—	9,188
Goldman Sachs Bank USA (2)	January 2031 Notes	6.25%	SOFR + 2.46%	1/25/2031		250,000	2,884	—	7,164
BNP Paribas US	January 2031 Notes	6.25%	SOFR + 2.47%	1/25/2031		250,000	2,784	—	7,179
Deutsche Bank AG (2)	July 2029 Notes	5.95%	SOFR + 1.74%	7/16/2029		500,000	13,180	—	10,448
BNP Paribas US	September 2027 Notes	4.95%	SOFR + 1.69%	9/26/2027		400,000	(897)	—	7,893
Sumitomo Mitsui Banking Corporation	April 2030 Notes	5.25%	SOFR + 2.01%	4/1/2030		400,000	(3,604)	—	12,365
Morgan Stanley (2)	November 2029 Notes	5.60%	SOFR + 1.64%	11/22/2029		400,000	7,537	—	9,688
Deutsche Bank AG (2)	November 2034 Notes	6.00%	SOFR + 2.04%	11/22/2034		600,000	7,915	—	15,743
Wells Fargo	November 2034 Notes	6.00%	SOFR + 2.26%	11/22/2034		200,000	(742)	—	5,470
Deutsche Bank AG (2)	January 2032 Notes	6.00%	SOFR + 1.83%	1/29/2032		500,000	15,656	—	15,656
Goldman Sachs Bank USA (2)	January 2032 Notes	6.00%	SOFR + 1.83%	1/29/2032		500,000	15,511	—	15,511
Wells Fargo	November 2028 Notes	7.30%	SOFR + 3.20%	11/27/2028		150,000	2,805	—	2,805
Goldman Sachs Bank USA (2)	March 2031 Notes	5.54%	SOFR + 1.67%	3/25/2031		500,000	8,200	—	8,200
Deutsche Bank AG (2)	March 2033 Notes	5.79%	SOFR + 1.89%	3/25/2033		500,000	7,331	—	7,331
Morgan Stanley (2)	September 2030 Notes	5.05%	SOFR + 1.68%	9/10/2030		250,000	(1,439)	—	(1,439)
BNP Paribas US (2)	September 2030 Notes	5.05%	SOFR + 1.68%	9/10/2030		250,000	(1,477)	—	(1,477)
Deutsche Bank AG (2)	July 2029 Notes	5.95%	SOFR + 2.44%	7/16/2029		400,000	1,172	—	1,172
Wells Fargo	January 2031 Notes	6.25%	SOFR + 2.70%	1/25/2031		100,000	64	—	64
Deutsche Bank AG (2)	January 2032 Notes	5.94%	SOFR + 2.41%	1/8/2032		210,000	(640)	—	(640)

Total Interest Rate Swaps							$70,095	$—	$185,598

(1)	For interest rate swaps designated in qualifying hedge relationships, the change in fair value is recorded in Interest expense in the Consolidated Statements of Operations.
(2)	Centrally cleared interest rate swap. All other interest rate swaps are bilateral.

MANAGEMENT OF THE FUND

Management

Our business and affairs are managed under the direction of the Board of Trustees. Our Board of Trustees elects the Fund’s executive officers, who serve at the discretion of the Board of Trustees. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the quarterly and non-quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Trustees consists of seven members, five of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as defined in the New York Stock Exchange (“NYSE”) Listing Standards and as determined by the Board of Trustees. These individuals are referred to as Independent Trustees. In addition to the information provided below, each Trustee possesses the following attributes, which the Board of Trustees believes has prepared them to be effective Trustees: Mr. Bass, experience as an executive and service as a board member; Ms. Collins, experience as an executive and service as a board member of another registered management investment company; Ms. Fuller, experience as an executive and service as a board member of other registered management investment companies; Mr. Clark, experience as an investment professional; Ms. Greene, experience as an executive and service as a board member of a national market system exchange; Mr. Marshall, experience as an executive and investment professional and leadership roles with Blackstone Credit & Insurance and Blackstone; and Mr. Sawhney, experience as an executive and leadership roles with Blackstone.

Effective May 1, 2024, the Board of Trustees was divided into three classes, with the members of each class serving staggered, three-year terms. The terms of our Class I Trustees will expire at the 2028 annual meeting of shareholders; the terms of our Class II Trustees will expire at the 2026 annual meeting of shareholders; and the terms of our Class III Trustees will expire at the 2027 annual meeting of shareholders.

Trustees

Information regarding the Board of Trustees is as follows:

Name	Year of Birth	Position with BCRED	Trustee Class	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee in Public or Registered Investment Companies	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Interested Trustees:
Brad Marshall	1972	Trustee, Chairperson, and Co-Chief Executive Officer	Class III	2020	Co-Chief Executive Officer of the Fund and BXSL; Global Head of Private Credit Strategies, BXCI (2023–present)	None	2

Vikrant Sawhney	1970	Trustee	Class I	2021	Chief Administrative Officer, Blackstone (2019–present)	None	2
Independent Trustees:
Robert Bass	1949	Trustee	Class II	2020	None	Director, Groupon, Inc. (2012–present); Director, Redfin Corporation (2016–2025); Director, Lucky Strike Entertainment Corp (f/k/a Bowlero) (2021–present)	2

Tracy Collins	1963	Trustee	Class III	2020	None	None	4

Vicki L. Fuller	1957	Trustee	Class I	2020	CEO of VLF Development LLC	Director, The Williams Companies (2018–2021); Director, Fidelity Equity and High Income Funds (2018–present)	3

Name	Year of Birth	Position with BCRED	Trustee Class	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee in Public or Registered Investment Companies	Number of Portfolios in Fund Complex Overseen by Trustee(1)
James F. Clark	1961	Trustee	Class I	2020	Partner, Sound Shore Management Inc. (June 2004–present)	None	3

Michelle Greene	1969	Trustee	Class II	2022	Adjunct Professor, Columbia University School of International Public Affairs (2013–2020; 2024–present); Advisor (2020–2022, 2024–present), Interim CEO (2022–2023), LTSE	None	3

(1)

The “Fund Complex” consists of the Fund, BXSL, the Blackstone Credit & Insurance Closed-End Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund), Blackstone Alternative Multi-Strategy Fund, Blackstone Private Multi-Asset Credit and Income Fund (“BMACX”) and Blackstone Private Real Estate Credit and Income Fund (“BREC”).

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Officer Since
Jonathan Bock	1982	Co-Chief Executive Officer	2023
Carlos Whitaker	1976	President	2021
Teddy Desloge	1988	Chief Financial Officer	2023
Katherine Rubenstein	1978	Chief Operating Officer	2021
Matthew Alcide	1987	Chief Accounting Officer and Treasurer	2023
William Renahan	1969	Chief Compliance Officer	2022
Stacy Wang	1989	Head of Stakeholder Relations	2023
Lucie Enns	1990	Chief Legal Officer and Secretary	2024*

*

Ms. Enns was appointed as the Fund’s Chief Securities Counsel in 2024. Effective as of the close of business on August 4, 2025, Ms. Enns was appointed as Chief Legal Officer and Secretary of the Fund and resigned from her position as Chief Securities Counsel of the Fund.

The address for each executive officer and Trustee is c/o Blackstone Private Credit Fund, 345 Park Avenue, New York, NY 10154.

Biographical Information

The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—interested Trustees and Independent Trustees. An Interested Trustee is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Trustees

Brad Marshall (Portfolio Manager), Trustee, Senior Managing Director, Global Head of Private Credit Strategies for BXCI, Chairman and Co-CEO of the Fund and BXSL. Mr. Marshall is the Global Head of Private Credit Strategies, Chairman and Co-CEO of both the Fund and BXSL for BXCI based in New York. Prior to joining Blackstone in 2005, Mr. Marshall worked in various roles at the Royal Bank of Canada (“RBC”), including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded a microchip verification software company where he served as Chief Financial Officer. Mr. Marshall received an M.B.A. from McGill University in Montreal and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada. Mr. Marshall is also a trustee of BXSL.

Vikrant Sawhney, Trustee, Senior Managing Director, Chief Administrative Officer of Blackstone, Global Head of Institutional Client Solutions. Mr. Sawhney is Blackstone’s Chief Administrative Officer, Global Head of Institutional Client Solutions, and a member of the Firm’s Management Committee. Since joining Blackstone in 2007, Mr. Sawhney started Blackstone Capital Markets and also served as the Chief Operating Officer of the Private Equity group. Before joining Blackstone, Mr. Sawhney worked as a Managing Director at Deutsche Bank, and prior to that at the law firm of Simpson Thacher & Bartlett LLP. Mr. Sawhney currently sits on the board of the Blackstone Charitable Foundation. He is also the board chair of Dream, an east Harlem-based educational and social services organization, and a trustee of Quinnipiac University. He graduated magna cum laude from Dartmouth College, where he was elected to Phi Beta Kappa. He received a J.D., cum laude, from Harvard Law School. Mr. Sawhney is also a trustee of BXSL.

Independent Trustees

Robert Bass. Mr. Bass served as a Vice Chairman of Deloitte & Touche LLP (“Deloitte”) from 2006 through June 2012, and was a Partner at Deloitte from 1982 through June 2012, where he specialized in e-commerce, mergers and acquisitions, SEC filings and related issues. At Deloitte, Mr. Bass was responsible for all services provided to Forstmann Little and its portfolio companies and was the advisory partner for Blackstone, DIRECTV, 24 Hour Fitness, McKesson, IMG and CSC. In addition, he has been an advisory partner for RR Donnelley, Automatic Data Processing, Community Health Systems, and Avis Budget. Mr. Bass has served on the board of directors of Sims Metal Management (ASX: SGM.AX) and as a member of the risk and audit committee from September 2013 to December 31, 2018, including as Chairman of the risk and audit committee from November 2014, the board of directors and as a member of the audit committee of Groupon, Inc. (NASDAQ: GRPN) since 2012, including as Chairman of the audit committee since 2013, the board of directors and as a member of the audit committee of Apex Tool Group, LLC from December 2014 to October 2025 (change in control), including as Chairman of the audit committee since April 2015, the board of directors and as Chairman of the audit committee of New Page Corporation from January 2013 (emergence from chapter XI) to January 2015 (sale of the company), the board of directors and as Chairman of the audit committee of Redfin Corporation (NASDAQ: RDFN) from October 2016 to July 2025 (sale of company), and the board of directors and as Chairman of the audit committee of Lucky Strike Entertainment Corp (NYSE: LUCK) (formerly, Bowlero Corporation) since December 2021. Mr. Bass is a certified public accountant licensed in New York and Connecticut. He is a member of the American Institute of Certified Public Accountants and the Connecticut State Society of Certified Public Accountants. Mr. Bass is also a trustee of BXSL.

Tracy Collins. Ms. Collins is an independent finance professional and from 2013 to 2017, served as CEO to SmartFinance LLC, a Fintech startup purchased by MidFirst Bank in December of 2017. During her career in financial services, Ms. Collins worked as a Senior Managing Director (Partner) and Head of Asset-Backed Securities Research at Bear Stearns & Co., Inc. for six years and prior to that, as a Managing Director (Partner) and Head of Asset-Backed Securities and Structured Products at Credit Suisse (formerly known as Credit Suisse First Boston) for nine years. During her tenure as a structured product specialist, Ms. Collins was consistently recognized as a “First Team All American Research Analyst.” Ms. Collins served as an independent director for KKR Financial from August 2006 to May 2014. She graduated from the University of Texas at Austin in the Plan II Honors Program. Ms. Collins is also a trustee of BXSL, BMACX and BREC.

Vicki Fuller. Ms. Fuller is founder and CEO of VLF Development LLC, where she oversees the execution of complex institutional advisory assignments. She previously served as a Director of The Williams Companies, Inc. from 2018 to 2021. Ms. Fuller has served on the board of directors, board of trustees, and key committees for eight for-profit companies. From 2012 to 2018, Ms. Fuller served as the Chief Investment Officer, at New York State Common Retirement Fund (“NYS Common”). Prior to NYS Common, Ms. Fuller had a 27-year career at AllianceBernstein in New York City, a global investment manager, where her final position was Managing Director of the institutional team accountable for business development and client services to the large public pension plan market. Earlier in her career, Ms. Fuller also served roles at Standard and Poor’s and Morgan Stanley. In 2018, Ms. Fuller was appointed to the board of trustees for Fidelity Equity and High Income Funds. Ms. Fuller received her M.B.A. from the University of Chicago and her B.S.B.A. from Roosevelt University. Ms. Fuller is also a trustee of BXSL and BMACX.

James F. Clark. Mr. Clark serves as a Partner and generalist on the investment team of Sound Shore Management, Inc. (“Sound Shore”), which he joined in 2004. Mr. Clark is responsible for the firm’s investments in energy, industrials, materials, and utilities. His tenure also includes heading Sound Shore’s Governance Committee and having served on its Investment and Operating Committees. Previously, Mr. Clark worked at Credit Suisse First Boston (“CSFB”) from 1984 to 2004, most recently as a Managing Director from 1996 to 2004. At CSFB, Mr. Clark served as Head of U.S. Equity Research, from 2000 to 2004, and as the firm’s International and Domestic Oil Analyst, from 1989 to 2000. Mr. Clark also served as a winter adjunct faculty member at Williams College, from 2020 to 2024. Mr. Clark has an M.B.A. from Harvard University and a B.A. from Williams College, cum laude and with highest honors. Mr. Clark is also a trustee of BXSL and BMACX.

Michelle Greene. Ms. Greene is a board member, President Emeritus and Advisor of the Long-Term Stock Exchange (“LTSE”), a venture-backed, SEC-approved National Market System exchange with listing standards designed to support long-term focused visionary companies. She also is a board member of the LTSE’s parent company, LTSE Group. Ms. Greene is an adjunct professor at Columbia University’s School of International and Public Affairs, where she has taught for over a decade. She serves on Advisory Boards for the Aspen Institute Business & Society Program, and the Berkeley Center for Law and Business at UC-Berkeley School of Law. Ms. Greene is an honorary board member at Halcyon, a non-profit incubator of impact-driven businesses. Previously, she worked on financial markets and financial institutions policy, as well as financial crisis response, at the U.S. Department of the Treasury, where she served under two administrations. Ms. Greene also was Senior Vice President and Head of Global Corporate Responsibility at NYSE, where she launched and led its global corporate responsibility team, advised Fortune 500 companies on their sustainability programs and served as Executive Director of the NYSE Foundation. Ms. Greene was a consultant at McKinsey & Company, led the Carr Center for Human Rights Policy at Harvard University, and begun her career as a corporate securities lawyer. Ms. Greene has served on World Economic Forum advisory boards on financial inclusion and gender parity as Executive Director of the President’s Advisory Council on Financial Literacy and Financial Inclusion, and as a member of the White House Council on Women and Girls, as well as on a number of non-profit boards. Ms. Greene graduated from Dartmouth College and received a J.D. from Harvard Law School. Ms. Greene is also a trustee of BXSL and BREC.

Executive Officers Who Are Not Trustees

Jonathan Bock, Senior Managing Director, Co-CEO of the Fund and BXSL, Co-President of BMACX, Global Head of Market Research for BXCI. Mr. Bock is a Senior Managing Director and the Co-CEO of the Fund and BXSL, Co-President of BMACX, and Global Head of Market Research for BXCI based in New York. Prior to joining Blackstone in 2023, Mr. Bock was the Chief Executive Officer of Barings Business Development Companies. In addition to this role, he served as the Co-Chief Executive Officer and President of Barings Private Credit Corporation, and Chief Financial Officer of Barings Capital Investment Corporation, Barings Corporate Investors, and Barings Participation Investors. Prior to joining Barings in July 2018, Mr. Bock was a Managing Director and Senior Equity Analyst at Wells Fargo Securities specializing in BDCs. He was the chief author of a leading BDC quarterly research publication: the BDC Scorecard. He is also published in the Journal of Alternative Investments. Prior to Wells Fargo, Mr. Bock followed the BDC industry at Stifel Nicolaus & Company and A.G. Edwards Inc. Prior to entering sell-side research in 2006, Mr. Bock was an equity portfolio manager/analyst at Busey Wealth Management in Champaign, Illinois. Mr. Bock holds a B.S. in Finance from the University of Illinois College of Business and is a member of the CFA Institute.

Carlos Whitaker, Senior Managing Director, President of the Fund and BXSL, Co-President of BMACX. Mr. Whitaker is a Senior Managing Director in BXCI based in New York and serves as the President of the Fund and BXSL and Co-President of BMACX, where he oversees management, business development and performance of these investment vehicles. Before joining Blackstone in 2021, Mr. Whitaker was at Credit Suisse, where he was a Managing Director and held senior executive roles in the Global Markets division, including Head of New York Advisory Sales and Co-Head of Europe, Middle East & Africa Advisory Sales. Mr. Whitaker received a Bachelor of Arts from the Plan II Honors Program, a Bachelor of Business Administration in Accounting, and a Master of Professional Accounting from the University of Texas at Austin, where he graduated with honors as a Sommerfeld Scholar. He is a member of the McCombs School of Business Advisory Council at the University of Texas at Austin. He also sits on the boards of New York for McCombs and Apollo Theater in Harlem.

Teddy Desloge (Portfolio Manager), Senior Managing Director, Chief Financial Officer of the Fund and BXSL. Mr. Desloge is a Senior Managing Director in BXCI based in Miami and serves as the Chief Financial Officer and Portfolio Manager of the Fund and BXSL. Since joining Blackstone in 2015, Mr. Desloge has been involved with investment management of various direct lending funds and has focused on origination, research, and execution of private and opportunistic credit investments across industries, supporting private credit strategies. Prior to joining Blackstone in 2015, Mr. Desloge focused on origination, research and execution of private credit investments at Gefinor Capital. He started his career in the Leveraged Finance group at Jefferies. Mr. Desloge graduated from Hobart & William Smith Colleges with a B.A. in Economics.

Katherine Rubenstein, Managing Director, Chief Operating Officer of North America Private Credit, Chief Operating Officer of the Fund, BXSL and BMACX. Ms. Rubenstein is a Managing Director and the Chief Operating Officer of North America Private Credit for BXCI based in New York. Ms. Rubenstein serves as Chief Operating Officer of the Fund and BXSL. Since joining Blackstone in 2015, Ms. Rubenstein created and led the GSO Advantage platform (now Blackstone Credit & Insurance Value Creation Program), which brings Blackstone’s broad set of capabilities to drive operational efficiencies and growth for BXCI’s portfolio companies. She subsequently created and led the Blackstone Advantage program, focusing on building networks and expanding access to resources for portfolio companies across Blackstone business units. Before joining Blackstone, Ms. Rubenstein originated senior secured loans and equipment finance opportunities in the industrial, consumer, and retail sectors for GE Capital and prior to that worked in brand management at World Kitchen. Ms. Rubenstein received an M.B.A. from The Johnson Graduate School of Management at Cornell University, where she was a Roy H. Park Leadership Fellow, and an AB from Dartmouth College. Ms. Rubenstein is on the Blackstone Charitable Foundation Leadership Council and on the Board of Let’s Get Ready, a non-profit organization that provides low-income and first generation to college students support to gain admission to and graduate from college.

Matthew Alcide, Managing Director, Chief Accounting Officer and Treasurer of the Fund and BXSL. Mr. Alcide is a Managing Director and the Chief Accounting Officer and Treasurer of the Fund and BXSL for BXCI based in New York. Mr. Alcide leads the BXCI BDC Finance Group where he oversees the accounting and financial reporting for the Fund and BXSL. Prior to joining Blackstone, Mr. Alcide was a Director in the New York and London offices of PricewaterhouseCoopers where he provided assurance and accounting services to companies and investment funds across the asset management, investment banking and broker-dealer industries with a focus on SEC registrants and other publicly traded entities. Mr. Alcide graduated magna cum laude from Providence College with a B.S. in Accounting. Mr. Alcide is a Certified Public Accountant licensed in the State of New York.

William Renahan, Managing Director, Chief Compliance Officer of the Fund, BXSL and BMACX and Chief Compliance Officer and Secretary of BREC. Mr. Renahan is a Managing Director in the Legal & Compliance Group and serves as the Chief Compliance Officer of Blackstone’s Registered Funds. Prior to joining Blackstone, Mr. Renahan was a Senior Managing Director at Duff & Phelps Investment Management and served as Chief Compliance Officer of its investment adviser and affiliated registered investment companies. He graduated with a B.A. from Hobart College, a J.D. with honors from Albany Law School, and a Master of Laws in Taxation from New York University School of Law. He is admitted to practice law in New York State and holds Series 7 and 24 FINRA licenses.

Stacy Wang, Managing Director and Head of Stakeholder Relations of the Fund, BXSL and BMACX. Ms. Wang is a Managing Director and the Head of Stakeholder Relations for the Fund, BXSL and BMACX for BXCI based in New York. Prior to Ms. Wang’s current role, Ms. Wang focused on fundraising, product strategy, and client relationships across private and opportunistic credit products for institutional and retail investors. Prior to joining Blackstone in 2015, Ms. Wang worked as an Investment Banking Associate at Natixis, where she focused on leveraged finance and M&A transactions. Ms. Wang graduated from the Stern School of Business at New York University with a B.S. in Finance and Journalism.

Lucie Enns, Managing Director, Chief Legal Officer and Secretary of the Fund and BXSL and Chief Legal Officer of BMACX. Ms. Enns is a Managing Director and the Chief Legal Officer and Secretary of the Fund and BXSL and Chief Legal Officer of BMACX. Ms. Enns oversees legal matters relating to the business development companies within Blackstone’s Credit & Insurance and Private Wealth businesses and plays a key role in the structuring, launch and operations of a number of other registered funds at the firm. Prior to joining Blackstone in 2021, Ms. Enns was an associate in the Registered Funds Group of Simpson Thacher & Bartlett LLP in Washington, D.C. Ms. Enns received a B.S., cum laude, from the University of Alabama, and a J.D., summa cum laude, from American University Washington College of Law.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o Blackstone Private Credit Fund, 345 Park Avenue, New York, NY 10154, Attention: Chief Compliance Officer. All shareholder or interested party communications received by appropriate Fund personnel will be forwarded promptly to the Board, the relevant Board committee or the specified individual Trustees, as applicable, except that Fund personnel may, in good faith, determine that a shareholder or interested party communication should not be forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Corporate Governance

Committees

Our Board of Trustees has an Audit Committee and a nominating and governance committee (“Nominating and Governance Committee”). We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Audit Committee

The Audit Committee is responsible for (a) assisting the Board of Trustees’ oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) preparing an Audit Committee report, if required by the SEC, which will be included in our annual proxy statement; (c) overseeing the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, accounting and financial reporting policies and internal controls; (d) determining the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approving all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and (f) acting as a liaison between the Fund’s independent registered public accounting firm and the Board of Trustees. The members of the Audit Committee are Robert Bass, Tracy Collins, Vicki Fuller, James F. Clark, and Michelle Greene all of whom have been determined not to be “interested persons” of the Fund under the 1940 Act and who are “independent” as defined in the NYSE Listing Standards and the Audit Committee charter. Robert Bass serves as the Chairperson of the Audit Committee. Our Board of Trustees has determined that Robert Bass qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. The Audit Committee met eight times during the fiscal year ended December 31, 2025.

The Audit Committee charter is available on the Fund’s website, www.bcred.com under “Leadership & Governance” under “Why Invest in BCRED.”

The Board has determined that the service of Mr. Bass on the audit committees of more than three public companies does not impair his ability to effectively serve on the Audit Committee, given Mr. Bass’s extensive experience as an audit professional, his proficiency in accounting, and his knowledge of the Fund.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for selecting and nominating the Independent Trustees for election as Trustees. The members of the Nominating and Governance Committee are Robert Bass, Tracy Collins, Vicki Fuller, James F. Clark, and Michelle Greene, all of whom have been determined not to be “interested persons” of the Fund under the 1940 Act and who are “independent” as defined in the NYSE Listing Standards and the Nominating and Governance Committee charter. Ms. Collins serves as Chairperson of the Nominating and Governance Committee.

When vacancies or newly created trusteeships occur, the Nominating and Governance Committee will consider trustee candidates recommended by a variety of sources to nominate for election by the Fund’s shareholders. While the Nominating and Governance Committee is solely responsible for the selection and nomination of the Independent Trustees, the Nominating and Governance Committee may accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee may do so by submitting their recommendation with biographical information and a statement as to the qualifications of the proposed nominee to the Secretary of the Fund at 345 Park Avenue, New York, New York 10154. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders (otherwise than through consideration by the Nominating and Governance Committee) must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

In considering Trustee candidates, the Nominating and Governance Committee will take into consideration whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee, whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee, the contribution which the person may be expected to make to the Board of Trustees and the Fund, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Nominating and Governance Committee, in its sole judgment, may consider relevant and the character and integrity of the person. In evaluating Independent Trustee candidates, the Nominating and Governance Committee also considers, among other factors that it may deem relevant, whether or not the person is an “interested person” as defined in the 1940 Act, whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationship with Fund management, the Advisers, or any other principal Fund service providers or their affiliates and whether or not the person serves on the boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes. The Nominating and Governance Committee met four times during the fiscal year ended December 31, 2025.

A copy of the charter of the Nominating and Governance Committee is available on the Fund’s website, www.bcred.com under the “Why Invest in BCRED” tab by selecting “Leadership & Governance.”

Executive Sessions

The Independent Trustees serving on our Board of Trustees intend to meet in executive sessions at the conclusion of or preceding each regularly scheduled meeting of the Board of Trustees, and additionally as needed, without the presence of any Trustees or other persons who are part of our management.

Compensation of Trustees

We do not pay compensation or reimburse expenses for our Trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. We pay each Independent Trustee: (i) $150,000 per year (prorated for any partial year), (ii) $2,500 for each regular meeting of the Board of Trustees attended, (iii) $1,000 for each committee meeting attended (in addition to regular meeting fees to the extent committees meet on regular meeting dates) and (iv) $7,500 per year for the Chairperson of the Audit Committee. We are also authorized to pay the reasonable out-of-pocket expenses of each Independent Trustee incurred by such Trustee in connection with the fulfillment of his or her duties as an Independent Trustee. These Trustees are Robert Bass, Tracy Collins, Vicki Fuller, James F. Clark, and Michelle Greene. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows for the fiscal year ended December 31, 2025:

	Total Compensation earned from the Fund for Fiscal Year 2025(3)	Total Compensation earned from Fund Complex for Fiscal Year 2025(4)
Interested Trustees
Brad Marshall(1)	$—	$—
Vikrant Sawhney(1)	$—	$—

	Total Compensation earned from the Fund for Fiscal Year 2025(3)	Total Compensation earned from Fund Complex for Fiscal Year 2025(4)
Independent Trustees
Robert Bass(2)	$192,000	$436,500
Tracy Collins	$185,500	$597,113
Vicki Fuller	$185,500	$503,432
James F. Clark	$185,500	$503,432
Michelle Greene	$184,500	$495,182

(1)	These are interested Trustees and, as such, do not receive compensation from the Fund or the Fund Complex for their services as Trustees.
(2)	Includes compensation as Chairperson of the Audit Committee.
(3)	The Fund does not have a profit-sharing plan, and Trustees do not receive any pension or retirement benefits from the Fund.
(4)

Total compensation paid from the Fund Complex includes compensation paid by the Fund and $244,500, $233,000, $230,500, $230,500, and $229,500 of compensation paid to Mr. Bass, Ms. Collins, Ms. Fuller, Mr. Clark, and Ms. Greene, respectively, by BXSL for the fiscal year ended December 31, 2025. $97,432, $87,432 and $87,432 of compensation paid to Ms. Collins, Ms. Fuller and Mr. Clark, respectively, by BMACX for the fiscal year ended December 31, 2025; and $81,182 and $81,182 of compensation paid to Ms. Collins and Ms. Greene, respectively, by BREC for the fiscal year ended December 31, 2025. The Blackstone Credit & Insurance Closed-End Funds and Blackstone Alternative Multi Strategy Fund do not pay compensation to the Trustees.

Compensation of Executive Officers

None of our executive officers will receive direct compensation from us. We will reimburse the Administrator the allocable portion of the compensation paid by the Administrators (or their affiliates) to our chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Investment Committee, through their financial interests in the Advisers, are entitled to a portion of the profits earned by the Adviser and the Sub-Adviser, which, respectively includes any fees payable by us to the Adviser under the terms of the Investment Advisory Agreement and any fees payable by the Adviser to the Sub-Adviser under the terms of the Sub-Advisory Agreement, in each case less expenses incurred by the Adviser or the Sub-Adviser in performing its services under the Investment Advisory Agreement or the Sub-Advisory Agreement, as applicable.

Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees.

Board of Trustees Leadership Structure

Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board of Trustees, and of any individual Trustee, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our Board of Trustees may designate one of our Trustees as chair to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board of Trustees. The Board of Trustees has appointed Brad Marshall to serve in the role of chairperson of the Board of Trustees. Mr. Marshall is an “interested person” of the Fund as defined in

Section 2(a)(19) of the 1940 Act. The appointment of Mr. Marshall as Chairperson reflects the Board’s belief that his experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. All committees are chaired by Independent Trustees. Executive sessions, which are meetings of the Independent Trustees without the presence of Interested Trustees and management, are regularly held throughout the year. At each of these executive sessions, the Independent Trustees determine which member will preside. The Board of Trustees reviews matters related to its leadership structure annually. The Board of Trustees has determined that its leadership structure is appropriate in light of the Fund’s circumstances because it allows the Board of Trustees to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board of Trustees in a manner that enhances effective oversight.

Our Board of Trustees believes that its leadership structure is the optimal structure for us at this time. Our Board of Trustees, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board of Trustees’ Role in Risk Oversight

Our Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Trustees and are composed solely of Independent Trustees, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Advisers as part of their day-to-day management of our investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special meetings of the Board of Trustees throughout the year, consulting with appropriate representatives of the Advisers as necessary and periodically requesting the production of risk management reports or presentations. In addition to such periodic reports, the Board, or a committee thereof, may receive updates from management as to the Fund’s and the Advisers’ cybersecurity risks and Blackstone cybersecurity program developments. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board of Trustees in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Dollar Range of Equity Securities Beneficially Owned by Trustees

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each Trustee as of March 9, 2026:

	Dollar Range of Equity Securities in the Fund(1)(2)	Dollar Range of Equity Securities in the Fund Complex(1)(2)(3)
Interested Trustees
Brad Marshall	over $100,000	over $100,000
Vikrant Sawhney	over $100,000	over $100,000

	Dollar Range of Equity Securities in the Fund(1)(2)	Dollar Range of Equity Securities in the Fund Complex(1)(2)(3)
Independent Trustees
Robert Bass	over $100,000	over $100,000
Tracy Collins	None	None
Vicki Fuller	$10,000–$50,000	$10,000–$50,000
James F. Clark	over $100,000	over $100,000
Michelle Greene	None	None

(1)

Dollar ranges are as follows: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000, or over $100,000. This information has been furnished by each Trustee as of March 9, 2026. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of March 9, 2026, multiplied by the Fund’s NAV per share as of December 31, 2025.
(3)

The “Fund Complex” consists of the Fund, BXSL, the Blackstone Credit & Insurance Closed-End Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund), Blackstone Alternative Multi-Strategy Fund, BMACX and BREC.

Payment of Our Expenses Under the Investment Advisory and Administration Agreements

Except as specifically provided below, all investment professionals and staff of the Advisers, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Advisers. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:

1. investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement;

2. the Fund’s allocable portion of compensation and other expenses incurred by the Administrators in performing their administrative obligations under the Administration Agreements, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals (including information technology professionals) at the Administrators that perform duties for the Fund; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in the Advisory Agreements and the Administration Agreements. Excluded from the allowable reimbursement shall be:

(i) rent or depreciation, utilities, capital equipment, and other administrative items of the Administrators; and

(ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of either of the Administrators. With respect to reimbursements under the Administration Agreements, the term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Administrator or the Sub-Administrator similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Administrator or the Sub-Administrator, or a person having the power to direct or cause the direction of the Administrator or the Sub-Administrator, whether through the ownership of voting securities, by contract or otherwise; and

3. all other expenses of the Fund’s operations and transactions, including, without limitation, those relating to:

(i) organization and offering expenses associated with our public and private offerings, including this offering and offerings by feeder vehicles (which are primarily created to hold our Common Shares and in turn offer interests in such feeder vehicles) (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating intermediaries, expenses incurred in connection with the provision of administrative or similar services by participating broker-dealers for their clients and reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s escrow agent and transfer agent, formation, distribution, administrative, regulatory or similar expenses related to the management and operation of feeder vehicles or related entities, fees to attend retail seminars sponsored by participating intermediaries and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee);

(ii) all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by Blackstone Credit & Insurance or Blackstone), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrators, with the oversight of the Board of Trustees, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide transactional legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative and accounting services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection such services (including overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrators, with the oversight of the Board of Trustees, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services);

(iii) the cost of calculating the Fund’s NAV, including the cost of any third-party valuation services;

(iv) the cost of effecting any sales and repurchases of the Common Shares and other securities;

(v) fees and expenses payable under any intermediary manager and selected intermediary agreements, if any;

(vi) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;

(vii) all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;

(viii) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(ix) costs of derivatives and hedging;

(x) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Advisers, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;

(xi) expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Advisers to the extent such expenses relate to attendance at meetings of the Board of Trustees or any committees thereof;

(xii) all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;

(xiii) the allocated costs incurred by the Advisers and the Administrators in providing managerial assistance to those portfolio companies that request it;

(xiv) all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);

(xv) investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Advisers are not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Advisers or their affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of Blackstone as lessor in connection therewith));

(xvi) transfer agent, dividend agent and custodial fees;

(xvii) fees and expenses associated with marketing efforts;

(xviii) federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;

(xix) Independent Trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;

(xx) costs of preparing financial statements and maintaining books and records, costs of Sarbanes- Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, FINRA, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

(xxi) all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Advisers or their affiliates in connection with such provision of services thereby);

(xxii) the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;

(xxiii) proxy voting expenses;

(xxiv) costs associated with an exchange listing;

(xxv) costs of registration rights granted to certain investors;

(xxvi) any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Advisers lack sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

(xxvii) all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;

(xxviii) all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Advisers’ or their affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrators) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Advisers and/or their affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;

(xxix) the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a business development company;

(xxx) costs associated with individual or group shareholders;

(xxxi) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

(xxxii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;

(xxxiii) all fees, costs and expenses of winding up and liquidating the Fund’s assets;

(xxxiv) extraordinary expenses (such as litigation or indemnification);

(xxxv) all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, IRS filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Advisers relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Advisers and their affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;

(xxxvi) costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

(xxxvii) costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Advisers or their affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors; and

(xxxviii) all other expenses incurred by the Administrators in connection with administering the Fund’s business.

From time to time, the Advisers, the Administrators or their respective affiliates may pay third-party providers of goods or services on our behalf. We will reimburse the Adviser, the Administrator or such affiliates thereof, the Adviser will reimburse the Sub-Adviser, the Administrator or such affiliates thereof and the Administrator will reimburse the Sub-Administrator or such affiliates thereof, in each case, for any such amounts paid on our behalf. From time to time, the Advisers or the Administrators may defer or waive fees or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.

Costs and expenses of the Administrator and the Adviser that are eligible for reimbursement by the Fund, and costs and expenses of the Sub-Administrator that are eligible for reimbursement by the Administrator, will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.

Board of Trustees Approval of the Advisory Agreements

Our Board of Trustees, including our Independent Trustees, initially approved the Advisory Agreements at a meeting held on November 7, 2024. The Advisory Agreements were most recently renewed and approved by the Board, including a majority of the Independent Trustees, on April 29, 2026, for a one-year period ending on May 31, 2027, and, unless terminated earlier, will renew from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. In reaching a decision to approve the Advisory Agreements, the Board of Trustees reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by the Advisers;

•	the proposed investment advisory fee rates to be paid by the Fund to the Adviser (including fees to be allocated by the Adviser to the Sub-Adviser);

•	the fee structures of comparable externally managed BDCs that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	information about the services to be performed and the personnel who would be performing such services under the Advisory Agreements; and

•	the organizational capability and financial condition of the Advisers and their affiliates.

Based on the information reviewed and the discussion thereof, the Board of Trustees, including a majority of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreements as being in the best interests of our shareholders.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Advisers and their affiliates:

•

We may not purchase or lease assets in which the Advisers or their affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•

The Advisers and their affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Advisers or their affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•

We may not make any loans, credit facilities, credit agreements or otherwise to the Advisers or their affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;

•	We may not acquire assets in exchange for our Common Shares;

•

We may not pay a commission or fee, either directly or indirectly to the Advisers or their affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Advisers may not charge duplicate fees to us; and

•	The Advisers may not provide financing to us with a term in excess of 12 months.

In addition, in the Advisory Agreements, the Advisers agree that their activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our Advisers from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Advisers may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our Common Shares or give investment advice to a potential shareholder; provided, however, that our Advisers may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Advisers’ own assets, including those amounts paid to the Advisers under the Advisory Agreements.

Commingling

The Advisers may not permit our funds to be commingled with the funds of any other entity.

PORTFOLIO MANAGEMENT

Blackstone Private Credit Strategies LLC serves as our investment adviser and Blackstone Credit BDC Advisors LLC serves as our investment sub-adviser. The Advisers are registered as investment advisers under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the 1940 Act, the Advisers manage the day-to-day operations and provide investment advisory services to us.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Brad Marshall, Michael Zawadzki, Michael Carruthers, Brad Colman, Justin Hall, Robert Horn, Valerie Kritsberg, Daniel Leiter, Ferdinand Niederhofer, Daniel Oneglia, Robert Petrini, and Louis Salvatore. The portfolio managers primarily responsible for the day-to-day management of the Fund are Brad Marshall, Michael Zawadzki and Teddy Desloge.

As of December 31, 2025, the Advisers were staffed with 730 employees, including the investment personnel noted above. In addition, the Advisers may retain additional investment personnel in the future based upon their needs.

The table below shows the dollar range of Common Shares owned by the portfolio managers as of December 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Brad Marshall	over $1,000,000
Michael Zawadzki	$100,001–$500,000
Teddy Desloge	$100,001–$500,000

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Brad Marshall

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	5	$23.51 billion	5	$17.75 billion
Other accounts	11	$12.36 billion	5	$3.59 billion

Michael Zawadzki

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	6	$12.96 billion	6	$12.59 billion
Other accounts	24	$6.16 billion	8	$2.19 billion

Teddy Desloge

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	4	$19.99 billion	4	$16.99 billion
Other accounts	9	$9.86 billion	6	$4.40 billion

(1)	Includes management investment companies that have elected to be regulated as BDCs under the 1940 Act.

Compensation of the Portfolio Managers

The Advisers’ financial arrangements with the portfolio managers, their competitive compensation and their career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the Advisers.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Advisers and performance of the client assets for which the portfolio manager has primary responsibility. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Advisers and their clients.

Investment Committee

Investment opportunities and follow-on investments in existing portfolio companies will generally require the unanimous approval of the Investment Committee. The Investment Committee will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Advisers on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by the Advisers and monitors the performance of our investment portfolio. The day-to-day management of investments approved by the Investment Committees will be overseen by investment personnel.

All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Advisers. None of the Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Members of the Investment Committee and Portfolio Managers Who Are Not Our Trustees or Executive Officers

Michael Zawadzki (Portfolio Manager), Senior Managing Director, Global Chief Investment Officer for Blackstone Credit & Insurance. Mr. Zawadzki serves as a Portfolio Manager for the Fund, Blackstone Senior Direct Lending Fund (“BXD”), Blackstone Green Private Credit Fund III (“BGREEN III”), Blackstone Multi-Asset Credit Fund (“BMAC”) and BMACX. Prior to joining Blackstone in 2006, Mr. Zawadzki was with Citigroup Private Equity. Before that, he worked in the investment banking division of Salomon Smith Barney. Mr. Zawadzki received a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Michael Carruthers, Senior Managing Director, Head of European Private Credit Strategies for Blackstone Credit & Insurance. Mr. Carruthers is involved in the origination, researching, structuring, and advising on investments. Mr. Carruthers re-joined the London team in 2022 after having previously relocated to Toronto, Canada to focus on Blackstone Credit & Insurance origination efforts in Canada and the Midwest. Mr. Carruthers previously worked in the London office of Blackstone Credit & Insurance from 2006-2019. Prior to joining Blackstone, Mr. Carruthers worked in the investment banking division of Credit Suisse. Mr. Carruthers graduated with Honors in Business Administration from the Richard Ivey School of Business at the University of Western Ontario.

Brad Colman, Senior Managing Director, Global Head of Healthcare Investing and Global Head of Sponsor Coverage for Private Credit Strategies in Blackstone Credit & Insurance. Mr. Colman has been with Blackstone since 2012, focusing on originating, analyzing, executing and monitoring credit investments. Prior to joining Blackstone in 2012, Mr. Colman worked as a Director in the Strategic Investments group at PartnerRe, a Senior Associate in the sponsor finance team at American Capital, and an Analyst in Merrill Lynch’s investment banking group. Mr. Colman graduated magna cum laude from New York University’s Leonard N. Stern School of Business with a B.S. in Finance, Accounting, and Operations.

Justin Hall, Senior Managing Director, Global Head of Business Services for Blackstone Credit & Insurance. Mr. Hall has been with Blackstone since 2007, focused on originating, structuring, and managing credit investments. Prior to joining Blackstone, Mr. Hall worked in the Leveraged Finance Group at Merrill Lynch. Mr. Hall graduated from Cornell University with a B.A. in Information Science.

Robert Horn, Senior Managing Director, Global Head of Infrastructure and Asset Based Credit for Blackstone Credit & Insurance. As Global Head of Infrastructure and Asset Based Credit, Mr. Horn oversees the Firm’s activities in asset based finance, infrastructure credit and residential real estate lending. Mr. Horn joined Blackstone in 2005. Prior to joining Blackstone, Mr. Horn worked in Credit Suisse’s Global Energy Group, where he advised on high yield financings and merger and acquisition assignments for companies in the power and utilities sector. Mr. Horn received a Bachelor of Commerce from McGill University, where he graduated with academic honors. Mr. Horn serves on the board of directors for various public and private Blackstone portfolio companies.

Valerie Kritsberg, Senior Managing Director, Global Head of Capital Markets for Blackstone Credit & Insurance. Ms. Kritsberg leads BXCI’s capital markets origination and sourcing across both liquid and private strategies. Her team acts as a single point of contact within BXCI for banks, broker dealers and other key market participants. Since joining Blackstone, Ms. Kritsberg has focused on the group’s public and private market investments including distressed and special situation investments across multiple industries. Prior to joining Blackstone in 2005, Ms. Kritsberg worked in Credit Suisse First Boston’s Global Energy Investment Banking Group where she worked on equity, leveraged finance and M&A transactions for a number of corporate and private equity clients. Ms. Kritsberg received a B.S. from New York University, Leonard N. Stern School of Business.

Daniel Leiter, Senior Managing Director, Head of International, Global Head of Liquid Credit Strategies for Blackstone Credit & Insurance. Prior to joining Blackstone in 2024, Mr. Leiter worked at Morgan Stanley where he was most recently a Managing Director in Fixed Income based in London. At Morgan Stanley, Mr. Leiter was globally responsible for the Securitized Products Trading and Alternative Financing businesses. He was also the head of European Securitized Products across all business lines including trading, sales, structuring and lending. Mr. Leiter received a B.A. in Economics from Middlebury College where he graduated Phi-Beta-Kappa.

Ferdinand Niederhofer, Senior Managing Director, Global Head of Technology Investing for Blackstone Credit & Insurance. Mr. Niederhofer has been with Blackstone since 2011 and has worked across the London, New York, and San Francisco offices. Prior to joining Blackstone, Mr. Niederhofer worked in the Investment Banking and Global Capital Markets divisions for Morgan Stanley in London. Mr. Niederhofer received a Business Administration degree from The University of St. Gallen, Switzerland, and an MBA with Distinction from INSEAD, France.

Daniel Oneglia, Senior Managing Director, Global Chief Investment Officer of Liquid Credit Strategies for Blackstone Credit & Insurance. Mr. Oneglia leads liquid asset allocation for Blackstone Credit & Insurance. Prior to joining Blackstone in 2019, he spent 20 years at Goldman Sachs where he was a partner and led the Americas Multi-Strategy Investment (MSI) team within the Special Situations Group (SSG). Mr. Oneglia graduated from Princeton University with a B.A. in History and a Certificate in Latin American Studies. Mr. Oneglia serves as the Chair of the Board of Trustees for The New York Foundling.

Robert Petrini, Senior Managing Director, Global Chief Investment Officer for Private Credit and Joint Portfolio Manager for the Capital Opportunities strategy for Blackstone Credit & Insurance. Before joining Blackstone in 2005, Mr. Petrini was a Principal of DLJ Investment Partners (“DLJ”), the $1.6 billion mezzanine fund of CSFB’s Alternative Capital Division. Prior to that, Mr. Petrini was a member of DLJ’s Leveraged Finance Group. Mr. Petrini graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania, where he was a Joseph Wharton and Benjamin Franklin Scholar.

Louis Salvatore, Senior Managing Director, Head of Opportunistic Private Credit Strategies and Joint Portfolio Manager for the Capital Opportunities strategy for Blackstone Credit & Insurance. Mr. Salvatore is responsible for sourcing, diligence, structuring and managing performing credit investments. Prior to joining Blackstone in 2005, Mr. Salvatore was a Principal of DLJ, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore received a B.A. in Economics from Cornell University and an MBA from the Wharton School of the University of Pennsylvania.

Other Members of the Portfolio Management Team

Teddy Desloge (Portfolio Manager), Managing Director, Chief Financial Officer. Please see Mr. Desloge’s biography provided in “Management of the Fund—Biological Information.”

ADVISORY AGREEMENTS AND ADMINISTRATION AGREEMENTS

Blackstone Private Credit Strategies LLC and Blackstone Credit BDC Advisors LLC are located at 345 Park Avenue, New York, NY 10154. The Advisers are registered as investment advisers under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the 1940 Act, the Advisers manage our day-to-day operations and provide investment advisory services to us.

Advisory Agreements

The Advisers provide management services to us pursuant to the Advisory Agreements. The Advisory Agreements have been approved by the Board of Trustees. Under the terms of the Advisory Agreements, the Advisers are responsible for the following:

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determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objectives, policies and restrictions;

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identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•	monitoring our investments;

•	performing due diligence on prospective portfolio companies;

•	exercising voting rights in respect of portfolio securities and other investments for us;

•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;

•	negotiating, obtaining and managing financing facilities and other forms of leverage; and

•	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Advisers’ services under the Advisory Agreements are not exclusive, and they are free to furnish similar services to other entities, and they intend to do so, so long as their services to us are not impaired.

Compensation of the Advisers

Pursuant to the Investment Advisory Agreement, we pay our Adviser a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. The sub-advisory fees payable to the Sub-Adviser under the Sub-Advisory Agreement will be paid by the Adviser out of its own advisory fees rather than paid separately by us.

Management Fees

The management fee is payable monthly and is settled and paid quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with GAAP. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser. For the years ended December 31, 2025, 2024 and 2023, management fees were $566.6 million, $432.4 million, and $316.2 million, respectively.

Incentive Fees

The incentive fees consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. One component is based on income and the other component is based on capital gains, each as described below.

Income Based Incentive Fee

The first component of the incentive fees, an income based incentive fee, is based on the Fund’s Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on, the value of the Fund’s net assets at the end of the immediately preceding quarter from interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns excludes any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The Fund excludes the impact of expense support payments and recoupments from Pre-Incentive Fee Net Investment Income Returns. Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Fund pays the Adviser an income based incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

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No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

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100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). The Fund refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” This “catch-up” is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

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12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets per quarter)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

The Prior Adviser agreed to waive the incentive fee based on income for the first six months following the date on which the Fund broke escrow on January 7, 2021. The longer an investor held our Common Shares during this period, the longer such investor will have received the benefit of this income based incentive fee waiver period.

For the years ended December 31, 2025, 2024 and 2023, income based incentive fees were $626.7 million, $543.7 million and $446.9 million, respectively.

Capital Gains Based Incentive Fee

The second component of the incentive fees, the capital gains based incentive fee, is determined and payable in arrears as of the end of each calendar year. The amount payable equals:

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12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. For the years ended December 31, 2025, 2024 and 2023, there were no capital gains based incentive fees.

Administration Agreements

Under the terms of the Administration Agreements, the Administrators provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for certain costs and expenses incurred by the Administrators in performing their obligations under the Administration Agreements. Such reimbursement will include the Fund’s allocable portion of compensation and other expenses incurred by the Administrators in performing their administrative obligations under the Administration Agreements, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrators that perform duties for the Fund; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in the Investment Advisory Agreement and the Administration Agreement. In addition, pursuant to the terms of the Administration Agreements, the Administrators may delegate their obligations under the Administration Agreements to an affiliate or to a third party and we will reimburse the Administrator, and the Administrator will reimburse the Sub-Administrator, for any services performed for the Fund by such affiliate or third party. Under the Sub-Administration Agreement, the Administrator will reimburse the Sub-Administrator for certain costs and expenses incurred by the Sub-Administrator in performing its obligations under the Sub-Administration Agreement. The costs and expenses of the Sub-Administrator that are eligible for reimbursement by the Administrator will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator. The Administrator has outsourced, and may continue to outsource, certain administrative duties provided to the Fund to third parties, and the Administrator will pay the third parties accordingly. State Street Bank and Trust Company serves as our third-party sub-administrator. The Administrator has utilized, and in the future will continue to utilize, the State Street Sub-Administrator to assist in the provision of administrative services. The State Street Sub-Administrator receives compensation from the Administrator for its sub-administrative services under the State Street Sub-Administration Agreement.

The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrators’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Excluded from the allowable reimbursement shall be: (i) rent or depreciation, utilities, capital equipment, and other administrative items of the Administrators; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Administrators. With respect to reimbursements under the Administration Agreements, the term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Administrator or the Sub-Administrator similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Administrator or the Sub-Administrator, or a person having the power to direct or cause the direction of the Administrator or the Sub-Administrator, whether through the ownership of voting securities, by contract or otherwise.

For the years ended December 31, 2025, 2024 and 2023, expenses under the Administration Agreement or the prior administration agreement with Blackstone Alternative Credit Advisors LP, as applicable, were $11.4 million, $6.7 million and $6.7 million, respectively.

Certain Terms of the Advisory Agreements and Administration Agreements

Each of the Advisory Agreements and the Administration Agreements has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the Advisory Agreements and the Administration Agreements will remain in effect from year-to-year if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. We may terminate the Advisory Agreements or the Administration Agreements, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority outstanding voting securities, which means the lesser of (1) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such company. In addition, the Adviser may terminate the Investment Advisory Agreement and the Sub-Advisory Agreement upon 120 and 60 days’ written notice, respectively, the Sub-Adviser may terminate the Sub-Advisory Agreement upon 90 days’ written notice and the Administrator and the Sub-Administrator may terminate the Administration Agreement and the Sub-Administration Agreement, respectively, upon 60 days’ written notice, without payment of any penalty. Each of the Advisory Agreements will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of their assignment.

The Advisers and the Administrators shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Advisory Agreements and Administration Agreements, respectively, relate, provided that the Advisers and the Administrators shall not be protected against any liability to the Fund or its shareholders to which the Advisers or the Administrators would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). The Advisory Agreements and the Administration Agreements each provide that, absent disabling conduct, each of the Advisers and the Administrators, as applicable, and their officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisers’ services under the Advisory Agreements and the Administrators’ services under the Administration Agreements or otherwise as adviser or administrator for us. The Advisers and the Administrators shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Advisers or the Administrators in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Advisers or the Administrators had reasonable cause to believe their conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the Advisers or the Administrators, as applicable, an affiliate of the Advisers or the Administrators or one of our officers; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

Expense Support and Conditional Reimbursement Agreement

We have entered into the Expense Support Agreement with the Sub-Adviser. The Sub-Adviser may elect to make certain Expense Payments on our behalf, provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund. Any Expense Payment that the Sub-Adviser has committed to pay must be paid by the Sub-Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Sub-Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to the Sub-Adviser until such time as all Expense Payments made by the Sub-Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Sub-Adviser has waived its right to receive such payment for the applicable month.

POTENTIAL CONFLICTS OF INTEREST

The Advisers, Blackstone Credit & Insurance, Blackstone and their respective affiliates will be subject to certain conflicts of interest with respect to the services the Advisers and the Administrators provide to us. These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities. Additionally, the Fund’s investments in affiliated registered investment companies or BDCs will subject it to conflicts of interest related to such registered investment companies or BDCs, which may differ from the conflicts presented herein. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The following list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other Blackstone Credit & Insurance Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Other Blackstone Credit & Insurance Clients own interests) that Blackstone Credit & Insurance may establish, advise or sub-advise from time to time and to which Blackstone Credit & Insurance provides investment management or sub-advisory services (other than the Fund and any such funds and accounts in which the Fund has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit & Insurance to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit & Insurance Clients” shall not include Blackstone Credit & Insurance in its role as principal of any account, including any such accounts for which Blackstone Credit & Insurance or an affiliate thereof acts as an adviser.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the Fund, any such funds and accounts in which the Fund has an interest and Other Blackstone Credit & Insurance Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an adviser.

“Other Clients” means, collectively, Other Blackstone Credit & Insurance Clients and Blackstone Clients.

Performance Based Compensation and Management Fees. The incentive fees payable to Blackstone Credit & Insurance may create a greater incentive for Blackstone Credit & Insurance to operate the Fund in a riskier, more speculative or other manner that is less favorable to the shareholders, or time the purchase or sale of investments in a manner motivated by the personal interests of Blackstone Credit & Insurance and/or Blackstone personnel. However, the fact that the hurdle rate for the incentive fee based on income is calculated on an aggregate basis each quarter and that realized and unrealized losses are netted against realized gains for the incentive fee based on capital gains should reduce the incentives for the Advisers to make more speculative investments or otherwise time the purchase or sale of investments. Our Board of Trustees will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.

In addition, the manner in which the Advisers’ entitlement to incentive fees is determined may result in a conflict between their interests and the interests of shareholders with respect to the sequence and timing of disposals of investments, as the Advisers may want to dispose of lower yielding investments in favor of higher yielding ones. With respect to the Advisers’ entitlement to incentive fees on capital gains, the Advisers may be incentivized to realize capital gains prior to a year end if such gains, net of realized and unrealized losses, would result in an incentive fee on capital gains.

The Firm’s Policies and Procedures. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions are expected to reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units or segments at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that could reduce the positive synergies that the Fund expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public information with respect to companies, including companies in which the Fund has investments or might be considering making an investment or companies that are clients of the Firm. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at the Firm. Personnel of the Firm could be unable, for example, to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally.

In addition, to the extent that the Firm is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund and the Advisers could also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will have the potential to restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm could enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, could require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Allocation of Personnel. The Advisers and their members, officers and employees will devote as much of their time and attention to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the Advisory Agreements, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities have the potential to be in competition with the Fund and/or to involve substantial time and resources of the Advisers. Firm personnel, including members of the Investment Committee, will work on other projects, serve on other committees (including boards of directors) and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of Blackstone Credit & Insurance’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to Blackstone or the Fund. Certain non-investment professionals are not dedicated solely to the Fund and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisers and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Advisers. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and shareholders. Furthermore, Blackstone Credit & Insurance and Blackstone Credit & Insurance personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit & Insurance can share in the fees and performance-based compensation from the Fund; similarly, Blackstone Credit & Insurance personnel can share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit & Insurance’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive, and shareholders rely on Blackstone Credit & Insurance’s judgment in this regard.

In addition, professionals of the Advisers are expected to participate in a Blackstone-sponsored program whereby any professional of the Advisers may receive carried interest or other compensation from another business unit of Blackstone in connection with such professional’s successful referral of a transaction to such other business unit of Blackstone or by virtue of other arrangements with Blackstone. Such compensation may include carried interest generated by a fund managed by such other business unit of Blackstone (or potentially even in a third-party fund manager). While not expected to be material, the amount of any carried interest or other compensation received in connection with any such program could ultimately be material and could involve a variety of conflicts of interest relating to such professional’s responsibilities with respect to the Fund, the incentive they would have to refer transactions to other Blackstone business units, and the financial interests they could have in Other Clients (including those that could invest in the same portfolio companies as the Fund or could transact with the Fund, for example in cross transactions) as a result of their participation in the aforementioned program.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of the Advisers will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain principals and employees of the Advisers are likely to have a greater financial interest in the performance of such Other Clients or accounts than the performance of the Fund. Such involvement is expected to create conflicts of interest in making investments on behalf of the Fund and such Other Clients and accounts. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance they will be resolved favorably for the Fund. Also, Blackstone personnel, Firm employees, including employees of the Advisers, are generally permitted to invest in alternative investment funds, private equity funds, credit funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the Fund, or otherwise relate to portfolio companies in which the Fund has or acquires a different principal investment (including, for example, with respect to seniority), which is expected to give rise to conflicts of interest related to misaligned interests between the Fund and such persons. There could be situations in which such alternative investment funds invest in the same portfolio companies as the Fund and there could be situations in which such alternative investment funds purchase securities from, or sell securities to, the Fund if permitted under the 1940 Act and other applicable law. There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Fund. Shareholders will not receive any benefit from any such investments, and the financial incentives of Firm personnel in such other investments could be greater than their financial incentives in relation to the Fund and are not expected to receive notice should the Fund make investments in which such persons hold direct or indirect interests. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.

Additionally, certain employees and other professionals of the Firm have family members or relatives employed by such advisers and service providers (or their affiliates) or otherwise actively involved in (or have business, financial, or other relationships with) industries and sectors in which the Fund invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships have the potential to influence Blackstone, the Advisers and/or Blackstone Credit & Insurance in deciding whether to select, recommend or create such service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which, in the case of broker-dealers, includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Advisers believe to be of benefit to the Fund. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm. The shareholders rely on the Firm to manage these conflicts in its sole discretion.

Secondments and Internships. Certain personnel of Blackstone and its affiliates, including consultants, will, in certain circumstances, be seconded to, serve internships at, receive trainings from or otherwise provide consulting services to one or more portfolio companies, vendors and service providers and vendors or shareholders or other investors of the Fund and Other Clients to provide finance, accounting, operational support, legal, data services and other similar services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel or otherwise related to such arrangements (including fees for acquisition and/or transaction services to brokers, consultants (including sustainability consultants) or other finders) are expected to be borne by Blackstone and its affiliates or such portfolio companies, vendors and service providers or the Fund and Other Clients, or in certain circumstances, both (in each case depending upon the facts and the circumstances associated with such arrangements). In addition, personnel of portfolio companies, vendors, service providers (including law firms and accounting firms) and shareholders or other investors of the Fund and Other Clients will, in certain circumstances, be seconded to, serve internships at, receive trainings from or otherwise provide consulting services to, or be temporarily hired by, Blackstone, Other Clients and portfolio companies of the Fund and Other Clients. While often the Fund, Other Clients and their respective portfolio companies are the beneficiaries of these types of arrangements, Blackstone Credit & Insurance or Blackstone are expected to be beneficiaries of these arrangements as well, including in circumstances where the vendor, personnel or service provider or otherwise also provides services to the Fund, Other Clients, their respective portfolio companies or Blackstone in the ordinary course.

Knowledge and skills gained by personnel during secondment and internship arrangements, including where the costs of such arrangements are borne by the Fund and/or its portfolio companies, are expected to benefit the Fund, Other Clients, their portfolio companies, Blackstone and/or Blackstone Credit & Insurance upon the secondee’s or intern’s return to their employer. Blackstone, the Fund, Other Clients or their portfolio companies can be expected to pay compensation or cover fees or expenses associated with such secondees and interns. If Blackstone or Blackstone Credit & Insurance pays compensation or covers expenses associated with such secondees or interns, they can, in certain circumstances, be expected to seek reimbursement from the Fund or its portfolio companies for such amounts. If a portfolio company pays fees or expenses associated with such secondees or interns (including by means of reimbursing Blackstone or Blackstone Credit & Insurance for such fees or expenses), those fees and/or expenses will be borne indirectly by the Fund. To the extent such fees, compensation or other expenses are borne by the Fund, including indirectly through its portfolio companies or reimbursement of Blackstone for such costs, the management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to Blackstone, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and any costs of such personnel can be expected to be allocated accordingly, Blackstone will endeavor in good faith to allocate the costs of these arrangements, if any, to Blackstone, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology Blackstone deems appropriate in a particular circumstance. In such circumstances, a conflict of interest exists because the Advisers and Blackstone Credit & Insurance or their affiliates have an incentive to select one service provider over another on the basis that the Advisers and Blackstone Credit & Insurance or their affiliates could receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Advisers and Blackstone Credit & Insurance or their affiliates.

Other Benefits. Blackstone Credit & Insurance and its personnel and related parties will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Fund, the value of which will not reduce the management fees or incentive fees or otherwise be shared with the Fund or its portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the Advisory Agreements and Administration Agreements (“Fund Expenses”), often typically result in “miles” or “points” or credit in loyalty or status programs, and certain purchases made by credit card will result in “credit card points,” “cash back” or rebates in addition to such loyalty or status program miles or points. Such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to the benefit of Blackstone Credit & Insurance, its affiliates or their personnel (and not the Fund and/or portfolio companies) even though the cost of the underlying service is borne by the Fund as Fund Expenses and/or by its portfolio companies. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Portfolio Company Relationships Generally” herein). Similarly, Blackstone Credit & Insurance, its affiliates and their personnel and related parties, and third parties designated by the foregoing, in certain circumstances, also receive discounts on products and services provided by portfolio companies and customers or suppliers of such portfolio companies. Such other benefits or fees have the potential to give rise to conflicts of interest in connection with the Fund’s investment activities, as they could incentivize the Advisers and Blackstone Credit & Insurance and its personnel to conduct certain activities in order to obtain such benefits, though such benefits do not correspondingly benefit the Fund. While the Advisers and Blackstone Credit & Insurance will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund. See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Portfolio Company Relationships Generally” below.

Senior Advisors, Industry Experts and Operating Partners. Blackstone Credit & Insurance is expected to engage and retain strategic advisors, operating advisors, consultants, senior advisors, executive advisors, industry experts, investment banks, financial intermediaries, service providers, operating partners, deal sourcers and other similar professionals and market participants (any of whom might be current and former executives or other personnel of Blackstone and/or Blackstone Credit & Insurance, as well as current and former executives or other personnel of Blackstone’s and/or Blackstone Credit & Insurance’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of Blackstone Credit & Insurance and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from Blackstone Credit & Insurance or the Fund). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source, diligence and recommend transactions to Blackstone Credit & Insurance or to undertake a build-up strategy to originate, acquire and develop assets and businesses in a particular sector or involving a particular strategy, including as an investment in a “platform company,” potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of the Advisers under the Advisory Agreements, the compensation to such consultants is expected to be borne fully by the Fund and/or portfolio companies (with no reduction or offset to management fee payable by the Fund) and not Blackstone Credit & Insurance. Similarly, the Fund, Other Clients and their portfolio companies are expected to retain and pay compensation to Senior and Other Advisors to provide services.

Any amounts paid by the Fund or a portfolio company to Senior and Other Advisors in connection with the above services, including cash fees, profits, or equity interests in a portfolio company, discretionary bonus awards, performance-based compensation (e.g., promote), sourcing fees, retainers and expense reimbursements, will be treated as Fund Expenses or expenses of the portfolio company, as the case may be, and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by Blackstone Credit & Insurance, be chargeable to Blackstone Credit & Insurance or be deemed paid to or received by Blackstone Credit & Insurance, and such amounts will not reduce the management fees or incentive fees payable. Amounts charged by Senior and Other Advisors will not necessarily be confirmed as being comparable to market rates for such services.

To the extent permitted by applicable law and/or any applicable SEC-granted exemptive order or no action relief, these Senior and Other Advisors often have the right or could be offered the ability to (i) co-invest alongside the Fund, including in the specific investments in which they are involved (and for which they can be entitled to receive performance-related incentive fees, which will reduce the Fund’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company, or (iii) invest directly in the Fund or in a vehicle controlled by the Fund subject to reduced or waived advisory fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment and/or participation (which generally will result in the Fund being allocated a smaller share of the applicable investment) will not be considered as part of the Firm’s side-by-side co-investment rights. Such co-investment and/or participation could vary by transaction (and such participation can, depending on its structure, reduce the Fund’s returns).

Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as Other Clients could be (or could have the preferred right to be) investors in Blackstone Credit & Insurance’s portfolio companies (which, in some cases, can involve agreements to pay performance fees, or allocate profits interests, to such persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as Other Clients, could also, subject to applicable law, have rights to co-invest with the Fund on a side-by-side basis, which rights are generally offered on a no-fee/no-carried interest basis and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side participation. Senior and Other Advisors’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as a Senior and Other Advisors. In certain cases, these Senior and Other Advisors will receive intangible and other benefits resulting from their activities on behalf of the Fund – for example in the same way that executives from portfolio companies of Other Clients may provide insight and/or deal origination for the benefit of the Fund, the work performed by executives of the Fund’s portfolio companies may benefit Senior and Other Advisors and/or Other Clients. Senior and Other Advisors may attend events and/or meetings sponsored by the Fund’s portfolio companies and/or Other Clients or other members of the Blackstone network, and similarly, members of the Blackstone network may attend meetings of the Fund and may be involved in fundraising activities on behalf of Blackstone.

The time, dedication and scope of work of, and the nature of the relationship with, each of the Senior and Other Advisors vary considerably. In certain cases, they could advise the Advisers and/or Blackstone Credit & Insurance on transactions, provide the Advisers and/or Blackstone with industry-specific insights and feedback on investment themes, assist in transaction due diligence, or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and could be exclusive service providers to Blackstone Credit & Insurance) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Fund expects to rely on these Senior and Other Advisors to recommend Blackstone as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisors will continue to be involved with the Fund for any length of time. In certain instances, Blackstone Credit & Insurance can be expected to have formal or informal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements that will not be confirmed as being comparable to the market rates for such services) by Blackstone, the Fund, and/or portfolio companies or otherwise uncompensated or entitled to deferred compensation until occurrence of a future event, such as commencement of a formal engagement. In certain cases, they have certain attributes of Blackstone Credit & Insurance “employees” (e.g., they can be expected to have dedicated offices at Blackstone Credit & Insurance, receive administrative support from Blackstone Credit & Insurance personnel, participate in general meetings and events for Blackstone Credit & Insurance personnel, work on Blackstone Credit & Insurance matters as their primary or sole business activity, service Blackstone exclusively, have Blackstone-related e-mail addresses and/or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees, etc.) even though they are not considered Blackstone Credit & Insurance employees, affiliates or personnel for purposes of the Investment Advisory Agreement between the Fund and Blackstone Credit & Insurance. Under many of these arrangements, there can be no assurance that the amount of compensation paid in a particular period of time will be proportional to the amount of hours worked or the amount or tangible work product generated by the Senior and Other Advisors during such time. Some Senior and Other Advisors work only for the Fund and its portfolio companies, while others may have other clients. In particular, in some cases, Senior and Other Advisors, including those with a “Senior Advisor” or “Operating Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to the Advisers potentially on a full-time and/or exclusive basis and, notwithstanding any overlap with the responsibilities of the Advisers under the Advisory Agreements, the compensation to such Senior and Other Advisors will be borne fully portfolio companies (with no reduction to management fees) and not the Advisers. Senior and Other Advisors could have conflicts of interest between their work for the Fund and its portfolio companies, on the one hand, and themselves or other clients, on the other hand, and Blackstone Credit & Insurance is limited in its ability to monitor and mitigate these conflicts. Blackstone Credit & Insurance expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Fund and/or applicable portfolio companies, and to the extent any such costs are allocated to the Fund, they would be treated as Fund Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Fund. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with Blackstone Credit & Insurance, the Fund and/or any portfolio companies for the duration of the relevant investments or throughout the term of the Fund. Additionally, from time to time, Senior and Other Advisors provide services on behalf of both the Fund and Other Clients, and any work performed by Senior and Other Advisors retained on behalf of the Fund could benefit the Other Clients (and alternatively, work performed by Senior and Other Advisors on behalf of Other Clients could benefit the Fund), and Blackstone Credit & Insurance shall have no obligation to allocate any portion of the costs to be borne by the Fund in respect of such Senior and Other Advisors to the Other Clients, except as described below.

As an example of the foregoing, in certain investments including involving a “platform company,” the Fund will generally enter into an arrangement with one or more individuals (who could be former personnel of the Firm or current or former personnel of portfolio companies of the Fund or Other Clients, generally will have experience or capability in sourcing or managing investments, and could form a management team) to undertake a new business line or a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund (which, to the extent permitted by applicable law and/or any applicable SEC-granted exemptive order or no action relief, can take the form of a management fee and/or profits allocation (whether paid directly to such individuals or to an affiliate entity controlled by such individuals)), or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or another similar metric. The Fund could initially bear the cost of overhead (including rent, utilities, benefits, salary or retainers for the individuals or their affiliates entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up strategy. Such expenses could be borne directly by the Fund as Fund Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None of the fees, costs or expenses described above will reduce the management fees.

In addition, the Advisers will, in certain circumstances, engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise them with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors can receive reimbursement of reasonable related expenses by portfolio companies or the Fund and could have the opportunity to invest in a portion of the equity and/or debt available to the Fund for investment that would otherwise be taken by the Advisers and their affiliates. If such Senior and Other Advisors generate investment opportunities on the Fund’s behalf, such Senior and Other Advisors are permitted to receive special additional fees or allocations which have the potential to not be comparable to those received by a third party in an arm’s length transaction and such additional fees or allocations would be borne fully by the Fund and/or portfolio companies (with no reduction or offset to management fees) and not Blackstone Credit & Insurance.

Blackstone has developed a strong network of relationships with investment owners, leading financial institutions, operating partners, senior business executives and government officials. These relationships provide market knowledge and form the backbone of its investment-sourcing network. Blackstone has, and expects to continue to have, a significant volume of deal flow. Primary sources of Blackstone transactions include:

•	Relationships of individual Blackstone Senior Managing Directors and professionals;

•	Major corporations, investment owners and operators with which Blackstone has worked in the past and that wish to divest assets or partner with Blackstone;

•	Investment/commercial banks;

•	Brokers/dealers; and

•	Borrowers.

Minority Investments in Asset Management Firms. Blackstone and Other Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Fund, Other Clients and their respective portfolio companies, and which can engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their advised funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third-party asset management firm that are included in the transaction or activities of the third-party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third-party asset management firms, Blackstone could nonetheless be afforded certain governance rights in relation to such investments (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and Other Clients, including BSCH, do not intend to control such third-party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control investments or that, due to the provisions of the governing documents of such third-party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and Other Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third-party asset managers will not be deemed affiliated with the Fund within the meaning of the 1940 Act, Blackstone expects to, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein can give rise to conflicts of interest. Participation rights in a third-party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Fund to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that would have an adverse financial or reputational impact on the performance of the Fund. The Fund, its affiliates and their respective portfolio companies are expected to, from time to time engage in transactions with, and buy and sell investments from, any such third-party asset managers and their sponsored funds and transactions and other commercial arrangements between such third-party asset managers and the Fund and its portfolio companies are not subject to approval by the Board of Trustees. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Fund and its portfolio companies, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. Such conflicts related to investments in and arrangements with other asset management firms will not necessarily be resolved in favor of the Fund. Shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith and will not receive any benefit from such transactions. By investing in the Fund, each shareholder acknowledges these conflicts related to investments in and arrangements with other asset management firms, acknowledges that these conflicts will not necessarily be resolved in favor of the Fund, agrees that shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith, otherwise understands that shareholders will not receive any benefit from such transactions, consents to all such transactions and arrangements to the fullest extent permitted by law, and waives any claim against Blackstone and releases Blackstone from any liability arising from the existence of any such conflict of interest; provided that such consent waiver shall not be construed as a waiver of the shareholder’s rights under federal securities laws or a consent to a violation of federal securities laws.

In addition, from time to time, certain advisors and service providers (including law firms) temporarily provide their personnel to Blackstone, Other Clients or their portfolio companies pursuant to various arrangements including at cost or at no cost. (See also “—Secondments and Internships” herein.) While often the Fund, Other Clients and their portfolio companies are the beneficiaries of these types of arrangements, Blackstone is from time to time a beneficiary of these arrangements as well, including in circumstances where the advisor or service provider also provides services to the Fund, Other Clients or Blackstone in the ordinary course. Blackstone, the Fund, Other Clients or their portfolio companies could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. The management fees will not be offset or reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto. The personnel described above could provide services in respect of multiple matters, including in respect of matters related to Blackstone, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and Blackstone will endeavor in good faith to allocate the costs of these arrangements, if any, to Blackstone, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance. In such circumstances, a conflict of interest exists because the Advisers and Blackstone Credit & Insurance or their affiliates have an incentive to select one service provider over another on the basis that the Advisers and Blackstone Credit & Insurance or their affiliates could receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Advisers and Blackstone Credit & Insurance or their affiliates.

Multiple Blackstone Business Lines. Blackstone has multiple business lines, including the Blackstone Capital Markets Group (“BXCM”), which Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients, portfolio companies of the Fund and Other Clients and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, Blackstone is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, Blackstone’s ability to receive fees, commissions or other transactional compensation in connection with services performed by BXCM or its other businesses can be expected to incentivize Blackstone to pursue investment opportunities with greater fee or other revenue opportunities for BXCM or other Blackstone businesses, which could impact the sourcing, diligencing and approval process for the Fund. In addition, Blackstone will, from time to time, be incentivized to structure portfolio investments so that they require the use of a broker-dealer or other advisor (and consequently provide an opportunity for BXCM or other Blackstone businesses, as applicable, to be retained in order to generate fees for BXCM or other Blackstone businesses).

Additionally, as a result of Blackstone’s multiple business lines, and subject to applicable law and contractual restrictions, Blackstone could, from time to time, come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Blackstone businesses and their personnel could be prohibited by law or contract from sharing information with Blackstone and/or the Advisers that would be relevant to monitoring the Fund’s investments and other activities. These types of restrictions from time to time will negatively impact the ability of the Fund to implement its investment program. Finally, Blackstone personnel who are members of the investment team or Investment Committee could be excluded from participating in certain investment decisions due to conflicts involving other Blackstone businesses or for other reasons, including other business activities, in which case the Fund will not benefit from their experience. The shareholders will not receive a benefit from any fees earned by Blackstone or its personnel from these other businesses.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. Blackstone and its employees have long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on the Fund’s behalf, Blackstone will consider those relationships when evaluating an investment or divestment opportunity, and such relationships can be expected to influence Blackstone’s decision to make or not to make particular investments on the Fund’s behalf. The Fund could be required to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone has or will have or transactions or investments that Blackstone makes or has made. (See also “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” and “—Portfolio Company Relationships Generally.”) Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of Blackstone will be made available to the Fund. The Fund is also permitted to co-invest with Other Clients or other persons with whom Blackstone has a relationship in particular investment opportunities, and other aspects of these Blackstone relationships could influence the decisions made by Blackstone with respect to the investments and otherwise result in a conflict (see also “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” herein).

Blackstone Policies and Procedures; Information Walls. Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, are implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will reduce the synergies and collaboration across Blackstone’s various businesses that the Fund expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information that have the potential to reduce the positive synergies and collaborations that the Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which Other Clients have investments or are considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, it is possible that the Fund will not be able to initiate a transaction that it otherwise might have initiated and will not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect its operations or performance.

In addition, to the extent that Blackstone is in possession of material non-public information or is otherwise restricted from making certain investments, the Fund and the Advisers would also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone has in the past entered into, and reserves the right to enter into in the future, one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take. (See “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities”).

Data. The Firm receives, generates and/or obtains various kinds of data and information from the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and limited partners in Other Clients, related parties, service providers and other sources in connection with the Fund’s or any Other Client’s activities, including but not limited to data and information relating to or created in connection with business operations, financial results, trends, budgets, plans, suppliers, customers, employees, contractors, sustainability, energy usage, carbon emissions and related metrics, financial information, commercial and transactional information, customer and user data, employee and contractor data, supplier and cost data, and other related data and information, some of which is sometimes referred to as “alternative data” or “big data.” The Firm can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes or identify specific investment, trading or business opportunities, as a result of its access to (and rights regarding, including use, ownership, distribution and derived works rights over) this data and information from the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the

Fund and limited partners in Other Clients, related parties, service providers and other sources in connection with the Fund’s or any Other Client’s activities. The Firm has entered and will continue to enter into information sharing and use, measurement and other arrangements, which will give the Firm access to (and rights regarding, including ownership, use, distribution and derived works rights over) data that it would not otherwise obtain in the ordinary course, with the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and in Other Clients, as well as with related parties, service providers and other sources in connection with the Fund’s or any Other Client’s activities. Further, this alternative data is expected to be aggregated across the Fund, Other Clients and their respective portfolio companies. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its portfolio companies, and investors in the Fund and in Other Clients, as well as related parties, service providers and other sources in connection with the Fund’s activities, also provides material benefits to Blackstone or Other Clients without compensation or other benefit accruing to the Fund or its shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry, enhance the Firm’s ability to provide advice or direction on strategy or operations to the management team of one or more portfolio companies owned by the Fund or Other Clients, and execute trading and investment strategies in reliance on that understanding for Blackstone and Other Clients that do not own an interest in the portfolio company, typically without compensation or benefit to the Fund or its portfolio companies. Blackstone would serve as the repository for data described in this paragraph, including with ownership and use rights therein. The Firm is also permitted to share data from a portfolio company (on an anonymized basis) with a portfolio company of an Other Client, which has the potential to increase a competitive disadvantage for, and indirectly harm, such portfolio company (although the opposite may be true as well, in which case a portfolio company of the Fund may receive data from a portfolio company of an Other Client). In addition, the Firm could have an incentive to pursue an investment in a particular company based on the data and information expected to be received or generated in connection with such investment.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use and distribute data and information from the Fund’s and its portfolio companies’ activities to assist in the pursuit of the Firm’s various other activities, including but not limited to trading activities or use for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry could, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading or other business activities is expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or shareholders.

Data Services. Blackstone or an affiliate of Blackstone formed in the future may provide data services to portfolio companies and investors in the Fund and in Other Clients and will provide such services directly to the Fund and Other Clients (collectively, “Data Holders”). Such services can be expected to include assistance with obtaining, analyzing, curating, processing, packaging, distributing, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the Advisory Agreements and any other applicable contractual limitations, with the Fund, Other Clients, portfolio companies, investors in the Fund and in Other Clients, and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). Where Blackstone believes appropriate, data from one Data Holder will be aggregated or pooled with data from other Data Holders. Any revenues arising from such aggregated or pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by Blackstone Credit & Insurance in its sole discretion, with Blackstone Credit & Insurance able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. If Blackstone enters into data services arrangements with portfolio companies and receives compensation from such portfolio companies for such data services, the Fund will indirectly bear its share of such compensation based on its pro rata ownership of such portfolio companies which would be in addition to any annual flat fee paid as part of Fund Expenses for data science-related services. Blackstone is expected to receive compensation for such data services, which is expected to include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, as well as fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)). Additionally, Blackstone is expected to share and distribute the products from such data services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders will not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone creates incentives for Blackstone to cause the Fund to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Subject to applicable law and the conditions of the Fund’s co-investment exemptive relief, certain personnel of Blackstone-affiliated service providers may receive a management promote, an incentive fee and other performance-based compensation in respect of investments. Furthermore, subject to applicable law, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with non-investment personnel working on relevant matters (including salaries, benefits and other similar expenses).

By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged and consented to the existence or resolution of any such conflicts related to Blackstone affiliate service providers and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest to the fullest extent permitted by law; provided that such consent waiver shall not be construed as a waiver of the shareholder’s rights under federal securities laws or a consent to a violation of federal securities laws.

Blackstone and Blackstone Credit & Insurance Strategic Relationships & Multi-Fund Arrangements. Blackstone and Blackstone Credit & Insurance have entered, and it can be expected that Blackstone and Blackstone Credit & Insurance in the future will enter, into both (i) strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or Blackstone Credit & Insurance (which will afford such investor special rights and benefits) that could (but is not required to) incorporate one or more strategies (including, but not limited to, a different sector and/or geographical focus within the same or a different Blackstone business unit) in addition to the Fund’s strategy and (ii) arrangements that involve an agreement or understanding to make an investment in or a capital commitment to (as applicable) the Fund and one or more Other Clients, as applicable (which can include a subscription or capital commitment, as applicable, already made recently to another Other Client) (any such overall relationship and/or multi-fund arrangement in the foregoing (i) and (ii), a “Strategic Relationship”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or Blackstone Credit & Insurance strategies that would not apply to any other investor’s investment in the Fund. Shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter) or receive any other disclosure or reporting of the terms of or existence of any Strategic Relationship and will be unable to elect in the “most-favored-nations” election process (if any) any rights or benefits afforded through a Strategic Relationship (and, for the avoidance of doubt, it is not expected that the terms of, existence of or other information about any Strategic Relationship will be shared with the shareholders about any Strategic Relationship). Specific examples of such additional rights and benefits have included and can be expected to include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest (as applicable), secondment of personnel from the investor to Blackstone or Blackstone Credit & Insurance (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments alongside Blackstone Credit & Insurance or Blackstone funds (including, without limitation, preferential or favorable allocation of co-investment and preferential terms and conditions related to co-investment or other participation in Blackstone or Blackstone Credit & Insurance Clients (including in respect of any carried interest (as applicable) and/or management fees to be charged with respect thereto, preferential opportunities to provide financing, as well as any additional discounts, reductions, reimbursements or rebates with respect thereto or other penalties that may result if certain target co-investment allocations or other conditions under such arrangements are not achieved)). Any co-investment that is part of a Strategic Relationship could include co-investment in investments made by the Fund. A Strategic Relationship may also involve Blackstone or its affiliate contributing cash or other assets to support certain return targets with respect to an investment in one or more Other Clients through a Strategic Relationship, which investment returns may also be subject to additional incentive or other fees payable to Blackstone if satisfied in accordance with the terms of the Strategic Relationship program. Blackstone, including its personnel (including Blackstone Credit & Insurance personnel), reserves the right to receive compensation from Strategic Relationships and could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Strategic Relationships. Strategic Relationships will in certain circumstances, result in fewer investment and/or co-investment opportunities (or reduced or no allocations) being made available to shareholders, subject to the 1940 Act.

Buying and Selling Investments or Assets from Certain Related Parties. The Fund and its portfolio companies may purchase investments or assets from or sell investments or assets to shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties. Such purchases and sales could occur on a programmatic basis. Purchases and sales of investments or assets between the Fund or its portfolio companies, on the one hand, and shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board of Trustees or any shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone could have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm can, but will not be required to, solicit third-party bids or obtain a third-party valuation prior to causing the Fund or any of its portfolio companies to purchase or sell any asset or investment from or to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

The Fund may sell or purchase an interest to or from a counterparty (such as another sponsor’s fund), while the same counterparty acquires or sells an interest in a portfolio company of an Other Client or Blackstone. While these transactions may be separate or non-contingent, due to the simultaneous or closely related timing of these transactions, there may be actual or perceived conflicts of interest in connection with such transactions due to Blackstone’s duties to the Fund on one hand, and such Other Client or Blackstone participating in the related transaction on the other, for example with respect to ensuring each transaction is separately in the best interests of the applicable Other Client and the Fund and that the valuations are fair and reasonable to each respective fund, among other things. To mitigate such conflicts, Blackstone could, for example, negotiate each such transaction independently and ensure there is not a cross-conditioned closing of the two transactions, to ensure that the terms of each such transaction stand on their own.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, the Firm reserves the right to provide services in the future beyond those currently provided. Shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests have the potential to preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone will from time to time determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of such conflicts of interest and the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading can be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller can permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The Fund may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Advisers. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit & Insurance may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest could be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

In addition, the 1940 Act limits the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as BDCs under the 1940 Act. As a result of these restrictions, the Fund could be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.

Blackstone has received an exemptive order that permits the Fund and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including Blackstone Credit & Insurance and the Advisers) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Advisers will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Transactions with Clients of Blackstone Insurance. Blackstone Insurance is the business segment of Blackstone Credit & Insurance that provides investment advisory services to insurers, including among others, (i) Fidelity & Guaranty Life Insurance Company and certain of its affiliates (“FGL”), (ii) Everlake Life Insurance Company and certain of its affiliates (“Everlake”), (iii) certain subsidiaries of Corebridge Financial, Inc. (“Corebridge”), (iv) certain subsidiaries of Resolution Life Group Holdings Ltd. (“Resolution Life”) and (v) certain subsidiaries of Legal & General Group plc (“L&G”). Certain of the insurers for which Blackstone Insurance provides services are, or may be in the future, owned, directly or indirectly, by Blackstone, the Fund, or Other Clients, in whole or in part. Actual or potential conflicts of interest will likely arise in relation to the funds, vehicles or accounts Blackstone Insurance advises or sub-advises, including accounts where an insurer (including, without limitation, each of FGL, Everlake, Corebridge, Resolution Life and L&G) participates in investments directly and there is no separate vehicle controlled by Blackstone (for the purposes of this paragraph only, collectively, “Blackstone Insurance Clients,” and each Blackstone Insurance Client is an Other Client for purposes other than this paragraph). Blackstone Insurance Clients, including clients with whom Blackstone Credit & Insurance has an advisory relationship, have invested and are expected to continue investing in Other Clients and/or the Fund. Certain Blackstone Insurance Clients have investment objectives that overlap with those of the Fund (and Blackstone Credit & Insurance, or a business segment thereof, has entered into sub-management agreements with Blackstone Insurance to manage (for a fee, which such fees may be shared with Blackstone Insurance) the assets of certain such Blackstone Insurance Clients with respect to investments that overlap in part with the Fund’s investment directive) or its portfolio companies and such Blackstone Insurance Clients may invest, as permitted by applicable law and the Fund’s co-investment exemptive relief, alongside (or in lieu of) the Fund or such portfolio companies in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such portfolio companies. Blackstone Insurance Clients will also engage in a variety of activities, including participating in transactions related to the Fund and/or its portfolio companies (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which Blackstone Insurance Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or its portfolio companies or in other transactions related to the Fund or its portfolio companies, Blackstone Insurance Clients may not invest or divest at the same time or on the same terms as the Fund or the applicable portfolio companies or at a different time or on different terms to the extent permitted by applicable law and the Fund’s co-investment exemptive relief. Certain Blackstone Insurance Clients are permitted to acquire investments and portfolio companies directly or indirectly from the Fund, as permitted by applicable law and the Fund’s co-investment exemptive relief. In circumstances where Blackstone Credit & Insurance determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone, Blackstone Credit & Insurance or the Advisers implement, the Advisers may determine to proceed with the applicable transaction (subject to oversight by the Board of Trustees and the applicable law to which the Fund is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving Blackstone Insurance Clients), Blackstone reserves the right, in its sole discretion, to involve independent members of the board of a portfolio company or a third-party stakeholder in the transaction to negotiate price and terms on behalf of the Blackstone Insurance Clients or otherwise cause the Blackstone Insurance Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Advisers may limit the percentage interest of the Blackstone Insurance Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. Blackstone Insurance is also expected to require the applicable Blackstone Insurance Clients participating in a transaction to consent thereto (including in circumstances where the Advisers do not seek the consent of the Board). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest. Moreover, under certain circumstances (e.g., where a Blackstone Insurance Client participates in a transaction directly (and not through a vehicle controlled by Blackstone) and independently consents to participating in a transaction), a Blackstone Insurance Client (or any other Blackstone Client participating via a similar arrangement) will not be an “Affiliate” as defined under the 1940 Act.

Allocation of Portfolios. The Firm will, in certain circumstances, have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Fund and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool will have an opportunistic return profile, while others will have a return profile not appropriate for the Fund. Also, a pool can contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore among the Fund and Other Clients acquiring any of the assets, securities and instruments, although the Firm could, in certain circumstances, allocate value to the Fund and such Other Clients on a different basis than the contractual purchase price. Similarly, there will likely be circumstances in which the Fund and Other Clients will sell assets in a single or related transactions to a buyer. In some cases, a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis consistent with its valuation policies and procedures to determine the ultimate allocation of value, though it could also obtain third-party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Fund and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment of the Fund will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.

Insurance-Related Companies. We expect to invest in or wholly own insurance-related companies (including newly formed entities) that enter into reinsurance arrangements with third-party insurance companies (a “Cedant”) that are not affiliated with the Fund (as such term is defined in Section 2(a) (3) of the 1940 Act) but have assets managed by Blackstone Credit & Insurance. In such cases, these reinsurance arrangements will result in Blackstone Credit & Insurance (either directly or through sub-manager arrangements with the Cedant) managing an account held by the Cedant whose assets support reinsurance obligations entered into by our insurance-related portfolio entity (the “Reinsurance Account”); provided that our insurance-related portfolio entity would not indirectly bear the fees related to any reinsurance arrangement with assets managed by Blackstone Credit & Insurance, unless the Cedant that our insurance-related portfolio entity is reinsuring selected Blackstone Credit & Insurance as manager independently after considering third-party alternatives. In these circumstances, in addition to having the potential to independently select Blackstone Credit & Insurance as manager, the Cedant would also be expected to have significant rights and ability to determine the investment strategy of the Reinsurance Account, including underlying asset classes, investment products and investment opportunities to which such Reinsurance Account is allocated. The economic return to our insurance-related portfolio entity of such reinsurance arrangements would be reduced by the cost of any management fee or asset management-related expenses or costs, paid or otherwise borne by the Cedant, even if such fees, expenses or costs are paid to Blackstone Credit & Insurance (because such expenses would not offset the Fund’s management fee). The fees paid to Blackstone Credit & Insurance by the Cedant may exceed fees paid to Blackstone Credit & Insurance by the Fund with respect to the Fund’s investment in any insurance-related portfolio entity. Blackstone Credit & Insurance will also manage or sub-manage the general account or other accounts (including other insurance- or reinsurance-related accounts distinct from the Reinsurance Account) of certain of these third-party insurance companies and by entering into the reinsurance arrangement with our insurance-related portfolio entity, the Cedant would be anticipated to have more capacity to sell additional insurance products and thus obtain additional capital or assets, which can increase the assets managed by Blackstone Credit & Insurance on behalf of the Cedant. As a result of the foregoing, Blackstone Credit & Insurance will be incentivized to participate in and pursue more insurance-related transactions due to the prospect of earning such fees. Subject to compliance with the 1940 Act and applicable guidance, any insurance-related portfolio entity is expected to also engage affiliates to provide non-investment management services from time to time consistent with applicable law. See “—Portfolio Company Service Providers and Vendors.”

Subdivision of Debt Obligations. Blackstone Credit & Insurance, acting in respect of the Fund and Other Clients, is permitted, from time to time, to subdivide a debt obligation (including in connection with originating such debt obligation) into two or more tranches (which may be structured as loans, notes or other instruments), each of which could have different terms from the original obligation with respect to interest and principal repayment, seniority, subordination, default remedies, rights to collateral and/or other matters. The owner of the original obligation, which could have been acquired directly from a borrower in a negotiated transaction or in the secondary market, can retain an interest in one or more tranches and elect to dispose of any such interests, including in related-party transactions between the Fund and Other Clients. The subdivision or “tranching” of debt obligations typically will be undertaken when Blackstone Credit & Insurance determines that it can achieve competitive advantages or other benefits. For example, a borrower would be expected to favor a lender that is prepared to negotiate a single, consolidated credit arrangement, instead of having to negotiate senior and subordinated loans and/or secured and unsecured loans with multiple lenders. Tranching can also facilitate access to debt obligations or other securities having specific features that suit the differing risk and return and other parameters (including rating or asset eligibility requirements) of the Fund or Other Clients on a more customized basis than is available in the market at the particular time. Participation by Blackstone Credit & Insurance in these tranching activities, including as a creator of tranches, will give rise to a variety of potential conflicts of interest between and among the Fund and Other Clients. For example, Blackstone Credit & Insurance may determine to tranche a debt obligation into senior and subordinated instruments, notwithstanding that the Client and/or Other Clients may not be permitted to invest in subordinated instruments (which, if rated, may be rated below investment grade). Blackstone Credit & Insurance may then determine to offer such subordinated instruments to Other Clients or co-investors (including third parties), notwithstanding that such debt obligation may have been eligible for investment by the Clients and/or Other Clients if it had not been subdivided. While Blackstone Credit & Insurance will make tranching decisions in good faith based on the characteristics of particular investments, there can be no assurance that Blackstone Credit & Insurance will subdivide investments in any particular manner that would permit the Fund to invest in such investments. The same considerations and potential conflicts of interest will apply to the extent Blackstone Credit & Insurance, in coordination with the borrower, structures originated investments into different instruments.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. The Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, or in special purpose vehicles formed by issuers (and in certain circumstances Blackstone Credit & Insurance may be unaware of such Other Client’s investment or the size of the Other Client’s investments, as a result of information walls or otherwise), subject to the limitations of the 1940 Act. In addition, subject to applicable law, from time to time the Fund could hold an investment in a different layer of the capital structure than an investor or another party with which Blackstone has a material relationship, in which case Blackstone will have an incentive to cause the Fund or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority, such as lien priority, payment priority, maturity and structural seniority) than those held by an Other Client, the Advisers and their affiliates will be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices could be averaged, which has the potential to be disadvantageous to the Fund. In addition, subject to applicable law, the Fund could invest in loans to a portfolio company where the collateral includes limited partner interests in Other Clients, including Blackstone-managed pooled investment vehicles. In such cases, Blackstone Credit & Insurance and its affiliates would be presented with conflicts in determining whether to foreclose on loans secured by such interests and Blackstone Credit & Insurance and its affiliates would be presented with conflicts in managing such interests in the event of a foreclosure. If Blackstone Credit & Insurance were to become owners of such interests upon foreclosure, the Fund may be disadvantaged by limitations on Blackstone Credit & Insurance’s ability as manager to take certain actions with respect to Blackstone-affiliated interests, including an inability to exercise voting rights. Similarly, if the Fund originates senior debt financing collateralized by certain cash generating assets that are contributed by an Other Client or a portfolio company controlled by an Other Client and held in a bankruptcy remote special purpose vehicle (a “Structured Financing”), conflicts may arise where an Other Client holds different interests in such portfolio company or relating to the Structured Financing. Furthermore, though not expected, the terms or pricing of the

Fund’s investment in a Structured Financing portfolio company could be less favorable than would be the case if such Other Client did not hold an interest in such portfolio company. Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it is not always in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Advisers to recommend actions in the best interests of the Fund might be impaired. Any applicable co-investment exemptive order issued by the SEC may restrict the Fund’s ability to participate in follow-on financings where it does not hold the same investments as Other Clients or affiliates. Blackstone Credit & Insurance may in its sole discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there could be circumstances where Blackstone Credit & Insurance agrees to implement certain procedures to ameliorate conflicts of interest that involve a forbearance of rights relating to the Fund or Other Clients, such as where Blackstone Credit & Insurance is expected to cause the Fund or Other Clients to decline to exercise certain control-and/or foreclosure-related rights with respect to a portfolio company.

Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities may be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board of Trustees. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Advisers between the Fund’s interests and the interests of such affiliate, in that the ability of the Advisers to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board of Trustees and, in some cases, the SEC.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and each shareholder acknowledges and agrees that in some cases, subject to applicable law, a decision by Blackstone Credit & Insurance to take any particular action could have the effect of benefiting an Other Client and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The shareholders will not receive any benefit from fees paid to any affiliate of the Advisers in respect of any Other Client’s investment in a portfolio company. With respect to debt securities acquired or sold in a secondary transaction or syndication between the Fund, Other Clients, Blackstone Credit & Insurance, or Blackstone and a third-party in particular (following the issuance or origination of any financing or refinancing), Blackstone Credit & Insurance and/or such Other Clients could determine that no mitigation of any potential conflicts of interest with respect to such acquisition or sale is required. Further, the Fund and such Other Client, Blackstone, or Blackstone Credit & Insurance may exit their holdings in such portfolio company at different times, on different terms or otherwise on a non-pro rata basis if permitted by applicable law, including for example, the Fund acquiring (if permitted by applicable law) debt securities held by such Other Client, Blackstone, or Blackstone Credit & Insurance in such portfolio company (which could be at par or at a discount) as a part of a control acquisition or debt buyback or otherwise. Blackstone or Blackstone Credit & Insurance is expected to reach different conclusions for each such vehicle on the determination of whether, when and at what price to sell such securities based on the different termination dates, investment limitations and/or investment objectives of the Fund and such Other Clients (including in light of the perpetual nature of certain Other Clients), Blackstone Credit & Insurance or Blackstone or for other reasons, and this could result in Other Clients, Blackstone Credit & Insurance or Blackstone exiting its interests in a portfolio company earlier or at a higher price than the Fund (or vice versa). Such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Fund.

Furthermore, where the Fund participates in investments alongside Other Clients of Blackstone and its affiliates, the Fund and such investments also will be subject to Blackstone’s and its affiliates’ policies and procedures designed to mitigate conflicts of interest. Such policies are designed to ameliorate conflicts, but may have a detrimental effect on the ability of Blackstone Credit & Insurance to exercise certain rights or take certain actions with respect to an investment that may be detrimental to the Fund (and such policies may differ from the conflicts policies of Blackstone Credit & Insurance in a manner that is detrimental to the Fund). For example, in order to mitigate certain conflicts of interest, Blackstone, Blackstone Credit & Insurance or the Fund, may: be recused from participating in any decisions relating or with respect to such investment; rely upon a third party to make the decisions regarding the investment; implement certain procedures or restrictions with respect to the investment, including, without limitation, maintaining a non-controlling interest in any such investment and agreeing to a forbearance of rights; rely on the presence of third-party investors in such transaction to validate the overall terms and/or pricing; agree to limit or cap its ability to vote or otherwise be recused from participating in any decisions relating or with respect to such investment; or limit the applicable portion of such investment (including particular tranches or instruments) that the Fund and Other Clients are permitted to acquire (although Blackstone is under no obligation to limit the participation of the Fund and Other Clients to any particular percentage and is expected to hold significant (and in certain cases majority) interests in certain issuers (or specific tranches)).

To the extent the Fund is required or otherwise determines to “follow the vote” of other similarly situated third parties (if any) in voting and governance matters where conflicts of interest exist, Blackstone Credit & Insurance will have a limited ability to separately protect the Fund’s investment and will be dependent upon such third parties’ actions. Such third parties may not be as capable as Blackstone Credit & Insurance and may have other conflicts arising from their other relationships that could impact their decisions. For example, Blackstone Credit & Insurance could play a role in selecting or recommending to borrowers such third-party lenders (and could have other relationships with such lenders, including such lenders being investors in Other Clients) and therefore such lenders could be incentivized to make decisions taking into account the interest of Blackstone and its affiliates, as a whole, and/or such Other Clients, and such third-party lenders will not be obligated to take into account the Fund and Other Clients’ interests (beyond taking into account their own interests as lenders). In addition, the Fund may forego its consent rights as a lender, in which case the other lenders, borrowers or the servicer may exercise the consent rights. Despite these, and any of the other actions described herein that Blackstone may take to mitigate conflicts, Blackstone may be required to take action when it will have conflicting loyalties between its duties to the Fund and Other Clients, which may adversely impact the Fund.

When Blackstone Credit & Insurance is required or determines to vote related to an amendment, waiver or modification with respect to an investment of the Fund, Blackstone Credit & Insurance generally expects to act in manner intended to represent the collective interests of the Fund and Other Clients participating in such investment and otherwise in accordance with its policies and procedures. However, in certain cases, Blackstone Credit & Insurance and its affiliates have agreed, and are expected in the future to agree, to provide the Fund and/or Other Clients with consultation and/or consent rights on certain voting matters, including in connection with any such amendment, waiver or modification, in which case the Fund and/or such Other Client will be entitled to exercise its consultation rights or direct its vote in any matter reflecting its own interests (and the Fund or such Other Client may also be subject to potential conflicts of interest in such determination). Such determination will not necessarily be reflective of the collective interests of the Fund and Other Clients as a whole.

Related Financing Counterparties. The Fund may invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment exemptive order. The Advisers request in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its portfolio companies. Blackstone Credit & Insurance takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, Blackstone Credit & Insurance and their funds, and such other factors that Blackstone and Blackstone Credit & Insurance deem relevant under the circumstances. The cost of debt alone is not determinative.

It is possible that shareholders, Other Clients, their portfolio companies, co-investors and other parties with material relationships with the Firm, such as shareholders of and lenders to the Firm and lenders to Other Clients and their portfolio companies (as well as Blackstone itself), could provide additional financing to portfolio companies of the Fund, subject to the requirements of the 1940 Act. The Firm could have incentives to cause the Fund and its portfolio companies to accept less favorable financing terms from a shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Fund occupies a different, and in particular, a more senior, position in the capital structure than a shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone could have an incentive to cause the Fund or portfolio company to offer financing terms that are more favorable to such parties. In the case of a related party financing between the Fund or its portfolio companies, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Advisers could, but are not obligated to, rely on a third-party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Advisers could instead rely on their own internal analysis, which the Advisers believe is often superior to third-party analysis given the Firm’s scale in the market. If however any of the Firm, the Fund, an Other Client or any of their portfolio companies delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third-party participant in the syndicate, it might have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Advisers do not believe either of these effects is significant, but no assurance can be given to shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Advisers will not seek any consent or approvals from shareholders or the Board of Trustees in the case of any of these conflicts.

The Firm could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (e.g., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions may be taken for the benefit of the Fund and its portfolio companies that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic rights, by the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to both normal course ongoing matters (such as consent rights with respect to loan modifications in intercreditor agreements) and also decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) to hold only a non-controlling interest in any such portfolio company, (iii) retaining a third-party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective portfolio companies, as the case may

be), or (iv) create groups of personnel within the Firm separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its portfolio companies, the Firm can decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants. The efficacy of following the vote of third-party creditors will be limited in circumstances where the Fund or Other Client acquires all or substantially all of a relevant instrument, tranche or class of securities.

In connection with negotiating loans and bank financings in respect of Blackstone Credit & Insurance-sponsored transactions, Blackstone Credit & Insurance will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such Blackstone Credit & Insurance-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Advisers determine to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm may nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its portfolio companies receive market terms.

In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund will be permitted to take actions for its benefit, particularly if the Fund’s investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.

Although Other Clients can be expected to provide financing to the Fund and its portfolio companies subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular investment. Participation by Other Clients in some but not all financings of the Fund and its portfolio companies has the potential to adversely impact the ability of the Fund and its portfolio companies to obtain financing from third parties when Other Clients do not participate, as it could serve as a negative signal to market participants.

Any financing provided by a shareholder or an affiliate to the Fund or a portfolio company is not an investment in the Fund.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Advisers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of Blackstone Credit & Insurance to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit & Insurance, in its sole discretion, to be fair and equitable over time.

Conflicting Fiduciary Duties to Debt Funds. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high-yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Fund and its portfolio companies. The Firm owes a fiduciary duty and/or other obligations to these Other Clients as well as to the Fund and will encounter conflicts in the exercise of these duties and/or obligations. For example, if an Other Client purchases high-yield securities or other debt instruments of a portfolio company of the Fund, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Fund, the Firm will encounter conflicts in providing advice to the Fund and to these Other Clients with regard to appropriate terms of such high-yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. For example, in a bankruptcy proceeding, in circumstances where the Fund holds an equity investment in a portfolio company, the holders of such portfolio company’s debt instruments (which can include one or more Other Clients) could take actions for their benefit (particularly in circumstances where such portfolio company faces financial difficulties or distress) that subordinate or adversely impact the value of the Fund’s investment in such portfolio company. More commonly, the Fund could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them. These conflicts related to fiduciary duties to such Other Clients will not necessarily be resolved in favor of the Fund, and investors will not always be entitled to receive notice or disclosure of the occurrence of these conflicts.

Similarly, certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the Fund or its portfolio companies. The trading activities of those vehicles can differ from or be inconsistent with activities that are undertaken for the account of the Fund or its portfolio companies in any such securities or related securities. In addition, the Fund could not pursue an investment in a portfolio company otherwise within the investment mandate of the Fund as a result of such trading activities by Other Clients.

Arrangements with Non-U.S. Feeder Funds and Other Investment Vehicles. Our Common Shares may be sold to feeder vehicles that are not affiliated persons (as that term is used in Section 2(a)(3) of the 1940 Act) of the Fund, primarily owned by non-U.S. persons, and created to hold our Common Shares (each, a “Non-U.S. Feeder Fund”). It is expected that one or more Non-U.S. Feeder Funds will offer their interests and/or pay distributions in a currency other than the U.S. dollar and seek to hedge currency risk, as our Common Shares are offered and receive distributions in U.S. dollars. In the future, we may provide a loan or revolving or other line of credit or similar financial support (a “facility”) to a Non-U.S. Feeder Fund in order to support such Non-U.S. Feeder Fund’s currency hedging activities and related financial obligations, which may take the form of a credit facility drawable in certain circumstances to repay a third-party credit facility provided to the Non-U.S. Feeder Fund or amounts owed by the Non-U.S. Feeder Fund to currency hedging counterparties, service providers or other third parties relating to its currency hedging activities. A facility may take other forms, including a guarantee or other obligation to fund capital upon the occurrence of certain events. Under any such arrangements, we may be required to, among other things, comply with certain financial and other covenants. We expect to receive compensation from the Non-U.S. Feeder Fund, which may be based on a fixed or variable interest rate. A facility may not have scheduled amortization payments. Additionally, a Non-U.S. Feeder Fund would be expected to pledge its assets to us in connection with such an arrangement, which would include pledging our Common Shares. To the extent such a facility is extended to the Non-U.S. Feeder Fund, repayment of such facility extended by a third party or by us may be subordinated to (i) distributions by the Non-U.S. Feeder Fund to its investors in the form of dividends or other income, (ii) satisfaction of repurchase or redemption requests by investors in the Non-U.S. Feeder Fund, (iii) satisfaction of amounts owed to one or more hedging counterparties of the Non-U.S. Feeder Fund and/or (iv) satisfaction of amounts owed under a third-party credit facility provided to, or to other financial obligations of, the Non-U.S. Feeder Fund. In addition, if the facility we provide is on an unsecured basis, or if on a secured basis and there are other secured claims senior to ours, such secured creditors would generally control the liquidation of collateral and the Non-U.S. Feeder Fund’s obligation to repay us will rank junior in priority to that of such secured creditors. It is anticipated that a Non-U.S. Feeder Fund will invest all or substantially all of its investable assets in our Common Shares. As a result, a Non-U.S. Feeder Fund (i) will have limited sources of cash to repay any facility extended by a third party or by us, and repayment of any such facility would generally come from proceeds from repurchase requests by the Non-U.S. Feeder Fund of our Common Shares pursuant to the share repurchase program, even though other sources of repayment may be available, and (ii) may not be able to repay any such facility prior to maturity or at all. In the event that a Non-U.S. Feeder Fund fails to meet its obligations to us under a facility and we exercise contractual remedies, it could result in ownership of our Common Shares transferring from the Non-U.S. Feeder Fund to us outside of the share repurchase program, which would be more likely to occur in periods of financial stress. This could also occur during periods when we are prorating pursuant to the share repurchase program. As a result, our Common Shares held by the Non-U.S. Feeder Fund may be repurchased by us in full or at a greater rate than our repurchases of Common Shares from shareholders redeeming under the share repurchase program. Furthermore, we may be required to fund the facility during a period when we are prorating pursuant to the share repurchase program. In addition, the Advisers, or an affiliate, may provide assistance to the Non-U.S. Feeder Fund with respect to its currency hedging activities without compensation. In connection with any such assistance, the Non-U.S. Feeder Fund may decide to enter into hedge positions that could have a greater risk of loss and result in an increased use of the facility. We do not expect to enter into financing arrangements, including any facility, with a Non-U.S. Feeder Fund prior to existing shareholders having had the opportunity to tender their shares without proration (if any) during a 12 month period pursuant to the terms of the share repurchase program. See “Share Repurchase Program.”

Additionally, from time to time, one or more parties, including, but not limited to, the Advisers, our Trustees or executive officers, directors or executive officers of the Advisers, persons controlling us or the Advisers and their directors and executive officers, employees of the Advisers’ affiliates, other vehicles managed by the Advisers or their affiliates or third parties unaffiliated with us or the Advisers, may enter into arrangements that result in investments into Non-U.S. Feeder Funds or other investment vehicles that invest in our Common Shares. These investments may offset repurchase requests received by us from such Non-U.S. Feeder Funds or such other investment vehicles under our share repurchase program and, as a result of such offsets, we may not receive the full amount of the proceeds of subscriptions made to such Non-U.S. Feeder Funds or such other investment vehicles by such Non-U.S. Feeder Funds’ or such other investment vehicles’ investors.

Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Advisers, Blackstone Credit & Insurance and Blackstone provide investment management, advisory and sub-advisory services to the Fund and Other Clients.

Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. Blackstone Credit & Insurance has adopted guidelines and policies, which can be expected to be updated from time to time, regarding allocation of investment opportunities. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Advisers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients.

Blackstone Credit & Insurance provides investment management services to Other Blackstone Credit & Insurance Clients. In addition, Blackstone provides investment management services to Blackstone Clients. Blackstone and Blackstone Credit & Insurance will share appropriate investment opportunities (and sale opportunities) (including, without limitation, secondary market transactions and certain syndicated primary issuance transactions (which generally will not be originated investments)) with Other Clients and the Fund in accordance with Blackstone or Blackstone Credit & Insurance allocation policies, as applicable, which generally provide for allocating targeted investment acquisitions pro rata based on “Available Capital” (as defined below) and targeted investment sales based on the aggregate positions held by the Fund and the applicable Other Clients, in each case taking into account the applicable factors listed below under “—Allocation Methodology Considerations.” “Available Capital” includes and takes into account (a) capital already deployed, (b) imminent net subscriptions for open ended vehicles, (c) commitments (including commitments likely to close within a reasonable time of allocation), (d) available or anticipated leverage and/or (e) target deployment amounts over a specified time period (e.g., annual target deployment). “Available Capital” may take into account capital to be recycled (the requirements for what is “recyclable” may vary by the Fund and Other Clients per their governing documents). Blackstone and Blackstone Credit & Insurance assess whether investment opportunities are appropriate for Other Clients, including where such opportunities are within the investment strategies, mandates, guidelines, limitations, restrictions, terms and objectives of Other Clients, on a basis that Blackstone or Blackstone Credit & Insurance, as applicable, believe in good faith to be fair and reasonable. As part of this process, the adviser to each Regulated Fund (as defined below) within a Blackstone business unit considering an investment opportunity must take into account such Regulated Fund’s Core Mandate (as adopted by the adviser to each Regulated Fund and approved by the directors of each Regulated Fund participating in co-investment transactions) and affirmatively consider all deals within the Core Mandate for the Regulated Fund. “Regulated Funds” are Other Clients that are closed-end management investment companies that have elected to be regulated as a BDC or are registered under the 1940 Act and who intend to rely on the exemptive order.

To the extent an opportunity is shared with one or more Other Clients, Blackstone Credit & Insurance expects that such Other Clients generally will invest on substantially the same economic terms available to the Fund (including sharing of transaction fees and expenses) and generally will exit investments at the same time and on substantially the same economic terms as the Fund, and on a pro rata basis with the Fund subject to legal, tax, regulatory, accounting or applicable considerations (including the terms of the governing agreements of, or portfolio management considerations applicable to, the Fund or such Other Clients); provided that the Fund may syndicate a portion of an investment where Other Clients do not also syndicate a portion of the investment or vice versa. (See also “—Transactions with Clients of Blackstone Insurance”). To the extent the Fund invests in affiliated registered funds and/or BDCs, such registered funds and/or BDCs will follow their own allocation policy, which may differ from Blackstone Credit & Insurance’s policy and include different or additional allocation factors to those factors set out below.

Allocation Methodology Considerations. Notwithstanding the foregoing, Blackstone, Blackstone Credit & Insurance and their affiliates may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities: (i) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles; (ii) the Fund’s and/or the Other Clients’ investment strategies, mandates, guidelines, limitations, restrictions, terms and objectives (including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings), focus (including investment focus on a classification attributable to an investment, such as maturity), parameters and investor preferences of the Fund and the Other Clients (including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts or other investment vehicles (whether now in existence or which may be established in the future)) with similar investment strategies and objectives); (iii) diversification and concentration considerations in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector, geography, region, location, market or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients and the pipeline of potential investment opportunities that may be available for investment by the Fund and Other Clients, as reasonably determined by Blackstone Credit & Insurance and in accordance with the co-investment exemptive order; (iv) liquidity considerations of the Fund and the relevant Other Clients (a) during a ramp up (which includes the period prior to or after the initial closing of an Other Client during which Blackstone may deploy funds already invested or committed (or that Blackstone anticipates will be invested or committed) and can continue for a period during an Other Client’s fundraising and/or acceptance of future subscriptions as deemed appropriate by the Firm, including to protect against zero or de minimis allocations or in anticipation of future subscriptions), (b) the availability of warehouse vehicles or arrangements for the benefit of current Other Clients or potential future Other Clients, including both Blackstone-controlled and third-party warehouse arrangements or (c) wind-down of one or more of the Fund or such Other Clients, proximity to the end of the Fund’s or Other Clients’ specified term, investment period or holding period, any redemption/withdrawal requests, anticipated future contributions and available cash or capital; (v) legal, tax, accounting and other considerations or consequences; (vi) regulatory or contractual provisions, obligations, terms, limitations, restrictions or consequences related to the Fund or Other Clients (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Fund or Other Clients); (vii) avoiding a de minimis or odd lot allocation; (viii) availability and degree of leverage and any requirements or other terms of the investment, or of any existing leverage facilities; (ix) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, location, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients; (xi) the management of any actual or potential conflict of interest; (xii) with respect to investments that are made available to Blackstone, Blackstone Credit & Insurance and their affiliates by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available for the Fund and all Other Clients; (xiii) co-investment arrangements; (xiv) Available Capital of the Fund and such Other Clients; (xv) timing expected to be necessary to execute an investment; (xvi) sourcing of the investment; (xvii) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment; (xviii) expected investment return; (xix) expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows); (xx) capital expenditure required as part of the investment; (xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment); (xxii) whether Blackstone, Blackstone Credit & Insurance or their affiliates believe that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the Fund, Other Clients and/or Blackstone; and (xxiii) any other considerations deemed relevant by Blackstone, Blackstone Credit & Insurance or their affiliates, as applicable. For the avoidance of doubt and notwithstanding anything herein to the contrary, an affiliate of Blackstone Credit & Insurance from time to time will be allocated for its own account a portion of certain origination opportunities that otherwise would be appropriate investment opportunities for Other Clients.

Certain Other Clients have investment discretion, including opt-in or opt-out rights for a specified period of time. Blackstone, Blackstone Credit & Insurance or their affiliates may initially allocate commitments to those Other Clients on the assumption that they will participate in an investment opportunity, subject to their election. If such Other Client subsequently elects not to participate in the investment opportunity, Blackstone, Blackstone Credit & Insurance or their affiliates may reallocate the unused portion of the investment to the Fund and Other Clients that are participating, generally on a pro rata basis based on the original allocations, provided that (i) no participating fund is allocated more than its desired hold, and (ii) Blackstone, Blackstone Credit & Insurance or their affiliates determines that the reallocation is fair and equitable and in the best interests of the participating funds.

Subject to the requirements of the 1940 Act and the Fund’s co-investment exemptive order, Blackstone, Blackstone Credit & Insurance shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if Blackstone or Blackstone Credit & Insurance, as applicable, determine in good faith that such opportunity (or portion thereof) should not be presented to the Fund, including for any one or a combination of the reasons specified above, such as the investment not being within our Core Mandate, or if Blackstone or Blackstone Credit & Insurance, as applicable, are otherwise restricted from presenting such investment opportunity to the Fund.

Investment Alongside Regulated Funds. In addition, Blackstone has received an exemptive order from the SEC that permits certain existing and future Regulated Funds, including the Fund, among other things, to co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone, and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within the Core Mandate of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). If the aggregate targeted investment sizes of the Fund, such Other Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, then the allocation of such investment opportunity to the Fund may be less than the Fund’s target investment size. This may result in allocation to the Fund in an amount less than what it would otherwise have been if such other entities did not participate in such investment opportunity. The co-investment exemptive order also restricts the ability of the Fund (or any Other Client) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund risks being unable to make investments in different parts of the capital structure (e.g., equity investments, debt investments, hybrid securities, etc.) of the same issuer in which a Regulated Fund has invested or seeks to invest. Likewise, Regulated Funds and Other Clients that are not Regulated Funds risk being unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest. Further, the Fund may be unable to participate in or effect certain transactions, or take certain actions in respect of certain investments, on account of applicable restrictions under the 1940 Act, related guidance from the SEC and/or the Fund’s exemptive order. For example, the Fund may be restricted from participating in certain transactions or taking certain actions in respect of portfolio companies in which certain funds managed and controlled by Blackstone, Blackstone Credit & Insurance and their respective affiliates and/or a Regulated Fund has also invested, which may include, but are not limited to:

•	declining to vote;

•	participating in a potential co-investment opportunity (as such participation may not comply with the conditions of the co-investment exemptive order); or

•	exercising rights with respect to any such investment.

The Fund may also be required to sell an investment to avoid potential violations of the 1940 Act and/or related rules thereunder or for other reasons. In such cases, the Fund’s interests in an investment may be adversely affected, including by resulting in the dilution of or decrease in the value of the Fund’s investment or in the Fund being put in a disadvantageous position with respect to the investment as compared to Other Clients, including other Regulated Funds, or with respect to Blackstone or other affiliates of Blackstone. Whether the Fund participates or declines to participate in any such action or transaction will be made by the Advisers in their sole discretion, subject to the Advisers’ fiduciary duties and applicable law, including the 1940 Act, the rules thereunder and/or the exemptive order. There is no assurance that any such determination will be resolved in favor of the Fund’s interests. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change. Blackstone has received the Amended Order which covers business units of Blackstone beyond Blackstone Credit & Insurance and which could impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made available to the Fund. The Amended Order contains certain conditions less restrictive than Blackstone Credit & Insurance’s prior co-investment exemptive order, and, among other things, (i) permits Blackstone increased freedom in the allocation of investment opportunities across Other Clients, including allowing previously ineligible affiliated entities and accounts to participate in transactions alongside the Fund, (ii) allows the Fund to more readily invest in issuers in which Other Clients have an existing position and (iii) allows a significantly greater number of transactions to be effected without the approval of the Independent Trustees of the Fund.

Further, it is also possible that Blackstone could, in the future, become subject to a new exemptive order (or new provisions of the existing exemptive order), which could include restrictions, limitations and requirements affecting investment allocations that differ from or extend beyond those described above and could result in increased costs to the Fund, any Other Client and any Regulated Funds. To the extent such future exemptive orders afford Blackstone greater discretion in allocating transactions among the Fund, any Other Client and any Regulated Funds, Blackstone will retain sole discretion in making such determinations in accordance with such exemptive orders, notwithstanding any associated conflicts. Additionally, the other terms and conditions of any such new or revised exemptive orders may be more or less restrictive than the Amended Order.

Moreover, with respect to the ability of Blackstone, Blackstone Credit & Insurance and their affiliates to allocate investment opportunities, including where such opportunities are within our Core Mandate or the Core Mandate of any other Regulated Fund and the objectives and guidelines of one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), Blackstone, Blackstone Credit & Insurance and their affiliates have established general guidelines and policies, which they can be expected to update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed assets) and other matters. In addition, certain Other Clients can receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions could result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments.

Additionally, investment opportunities sourced by Blackstone, Blackstone Credit & Insurance or their affiliates will be allocated in accordance with Blackstone’s, Blackstone Credit & Insurance’s and their affiliates’ allocation policies, as applicable, which provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that (i) takes into account the investment focus of each other business unit of the Firm, with the adviser to each Regulated Fund within a business unit considering an investment opportunity taking into account such Regulated Fund’s Core Mandate and affirmatively considering all deals within the Core Mandate for the Regulated Fund; and (ii) Blackstone and Blackstone Credit & Insurance believe in good faith to be fair and reasonable. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit & Insurance will, subject to applicable law and the terms of the Fund’s co-investment exemptive relief, be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit & Insurance, the Fund and Other Blackstone Credit & Insurance Clients.

When Blackstone Credit & Insurance determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or Blackstone Credit & Insurance provides the opportunity or offers the opportunity to Other Clients (or other parties, including portfolio companies), Blackstone or Blackstone Credit & Insurance, including their personnel (including Blackstone Credit & Insurance personnel), will, in certain circumstances, receive compensation from the Other Clients and/or other parties, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. As a result, Blackstone Credit & Insurance (including Blackstone Credit & Insurance personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients and/or other parties. In addition, in some cases Blackstone or Blackstone Credit & Insurance can be expected to earn greater fees when Other Clients participate alongside or instead of the Fund in an investment.

Blackstone Credit & Insurance makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit & Insurance, or circumstances not foreseen by Blackstone Credit & Insurance at the time of allocation, can cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit & Insurance expects to be consistent with the Fund’s return objectives will, in certain circumstances, fail to achieve them.

The Advisers are permitted, but will be under no obligation to, provide co-investment opportunities relating to investments made by the Fund to fund shareholders, Other Clients, and investors in such Other Clients, subject to the Fund’s exemptive relief and the 1940 Act. Such co-investment opportunities may be offered to such parties in the Advisers’ discretion subject to the Fund’s exemptive relief. From time to time, Blackstone Credit & Insurance may form one or more funds or accounts to co-invest in transactions with the Fund (or transactions alongside any of the Fund and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Fund has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Fund may be allocated to Other Clients or to co-investors in Blackstone or Blackstone Credit & Insurance’s discretion, as applicable.

Orders may be combined for the Fund and other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit & Insurance or its affiliates consider equitable.

Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or Blackstone Credit & Insurance may pay management fees and performance-based compensation in connection with such arrangements. Blackstone or Blackstone Credit & Insurance may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of these rebates may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Fund and/or shareholders. This means that co-investment opportunities that are sourced by the Fund may be allocated to investors that are not shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

Underlying Investment Companies or BDCs. We may invest in investment companies or BDCs managed by affiliates of the Advisers, which could result in conflicts of interest. For example, the Advisers and their affiliates may be incentivized to cause us to invest in such investment companies or BDCs to help achieve economies of scale for such vehicles. In addition, the Advisers and their affiliates may be conflicted when determining whether and in what manner to submit repurchase requests to such underlying investment companies or BDCs, including in order to avoid repurchase requests exceeding the amount offered. As a result, we may end up deploying more of our assets into such vehicles than we would otherwise have done absent such conflicts. See “Risks Related to Our Investments—We may be exposed to risks associated with investments in underlying investment companies or BDCs.”

Blackstone Multi-Strategy Vehicles. Certain funds, vehicles, clients, accounts and other similar arrangements (including one or more vehicles for retail investors), are part of a series of multi-strategy investment programs designed to provide investors with exposure to a broad mix of, and leverage the talent and investment capabilities of, Blackstone’s key investment programs (e.g., private equity, real estate, credit, tactical opportunities, secondaries, life sciences, infrastructure and growth) (the “Blackstone Multi-Strategy Vehicles”). Blackstone intends to establish additional Blackstone Multi-Strategy Vehicles in the future. Blackstone Multi-Strategy Vehicles will seek to invest a material portion (and potentially substantially all) of their assets in or alongside Blackstone Clients (including the Fund) as part of its investment programs.

Potential investors should note that the terms upon which such Blackstone Multi-Strategy Vehicles may invest in Blackstone Clients (including the Fund), may materially differ, and may in some instances be materially more favorable to such Blackstone Multi-Strategy Vehicles (and its investors) as compared to other investors in such Blackstone Clients. This may include, but is not limited to (and subject in all cases, to the circumstances at the relevant time) specialized reporting or information rights, different subscription and redemption timelines, liquidity rights, discounts or reductions on and/or reimbursement or rebates of management fees, carried interest or incentive allocation, targeted amounts for co-investments alongside Blackstone vehicles (including, without limitation, preferential or favorable allocation of co-investment, and preferential terms and conditions related to co-investment or other participation in Blackstone vehicles (including any carried interest and/or management fees to be charged with respect thereto, as well as any additional discounts, reductions, reimbursements or rebates thereof)). Such different terms will from time to time create potential conflicts of interests for Blackstone or its affiliates, where the interests of such Blackstone Multi-Strategy Vehicles do not align with those of other investors in the Fund, including with respect to the allocation of co-investment opportunities. Subject to applicable law, such different terms, particularly any specialized reporting or information rights, and/or the access to information that Blackstone Multi-Strategy Vehicles that invest in Blackstone Clients (including the Fund) and those vehicles’ respective advisers have by virtue of being within the Blackstone organization (including, where applicable, as a result of shared personnel performing overlapping functions (which could include investment decision-making functions)) for such Blackstone Multi-Strategy Vehicles and the Fund can, in certain circumstances, provide such vehicles and their respective advisers with information relevant to determining whether, when, and to what extent to request repurchase from the Fund that is not provided, or is not provided as promptly, to other investors in the Fund.

Blackstone Multi-Strategy Vehicles that invest in the Fund could grow significantly in size over time and could allocate a substantial portion of their assets into the Fund, which, if accepted by the Fund, could affect the Fund’s portfolio management processes, as the Fund may not be able to deploy larger amounts of capital quickly because it may have difficulty identifying and purchasing suitable investments on attractive terms, or at opportune times. Large or irregular capital inflows may accelerate the Fund’s investment pacing beyond what would otherwise be pursued, potentially limiting the Fund’s ability to be as selective in its deployment of capital in investments. If the Fund is unable to find suitable investments on a timely basis, the Fund can, in certain circumstances, be required to hold cash or other liquid investments for longer periods, which would be dilutive to overall investment returns. In addition, where the Fund accepts large amounts of subscription proceeds from such Blackstone Multi-Strategy Vehicles that exceed the amount it requires to make its investments, the Fund will, in certain circumstances, be more inclined to deploy such additional sums into money market accounts or other similar temporary investments, resulting in less efficient deployment of capital relative to such capital being invested in appropriate investments.

If capital contributed by Blackstone Multi-Strategy Vehicles constitutes a disproportionately large percentage of the funds raised by the Fund, the Fund could become overly dependent or exposed to the subscription and/or repurchase decisions of such vehicles. Material shifts in capital contributions and repurchases (including stemming from Blackstone Multi-Strategy Vehicles) could materially affect the Fund’s portfolio construction, liquidity management and diversification profile, among other things.

Similarly, as Blackstone Multi-Strategy Vehicles that invest in the Fund increase in size, for the purposes of their liquidity management or other purposes deemed appropriate by their respective advisers, such Blackstone Multi-Strategy Vehicles can be expected to, in certain circumstances, make repurchase requests (which may be significant relative to the assets of the Fund). Such results can generally be expected to result in additional stress on the liquidity of the Fund or increase the likelihood of the Fund reaching its quarterly repurchase limits under its share repurchase program quicker than it would otherwise have. Furthermore, substantial repurchase activity by one or more Blackstone Multi-Strategy Vehicle that invests in the Fund could also significantly restrict the Fund’s ability to obtain financing or transact with derivatives counterparties needed for its investment strategies or otherwise to consummate future investments or to hold onto existing investments, and if the Fund decides to satisfy all resulting repurchase requests, the Fund’s cash flow could be materially adversely affected. In addition, if the Fund determines to sell investments to satisfy repurchase requests, it may not be able to realize the return on such investments that it may have been able to achieve had it sold at a more favorable time, and the Fund’s results of operations and financial condition, including, without limitation, the diversification of its portfolio by investment, geographic location and/or other factors, could be materially adversely affected. Finally, substantial repurchases (including from such Blackstone Multi-Strategy Vehicles) could hinder the Fund’s ability to attract new subscriptions from prospective or existing investors, particularly as a result of legal, tax, regulatory or other similar considerations resulting from such withdrawals, which could further adversely affect the Fund’s portfolio construction, liquidity management and diversification profile.

As Blackstone Multi Strategy Vehicles that invest in the Fund can, in certain instances, be subject to different regulatory frameworks, reporting obligations and disclosure/notice requirements, actions required to satisfy those obligations may indirectly impose additional reporting or timing requirements on the Fund, which could be expected to increase the amount of expenses incurred by the Fund. Moreover, if any such Blackstone Multi-Strategy Vehicles make subscriptions to the Fund in an amount which is significantly greater than that of any other investors in the Fund, then the outcome of investor votes in respect of the Fund (to the extent such Blackstone Multi-Strategy Vehicles are not otherwise restricted from voting) will in practice be determined or, at least, significantly influenced by, the Blackstone Multi-Strategy Vehicles’ voting decision.

Certain Investments Inside the Fund’s Mandate that are not Pursued by the Fund. Under certain circumstances, Blackstone or Blackstone Credit & Insurance can be expected to determine not to pursue some or all of an investment opportunity within our Core Mandate, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective portfolio companies or Blackstone. In addition, Blackstone Credit & Insurance will, in certain circumstances, determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by Blackstone Credit & Insurance in its good faith discretion, or the investment is not appropriate for the Fund for other reasons as determined by Blackstone Credit & Insurance in its good faith reasonable sole discretion. In any such case Blackstone or Blackstone Credit & Insurance could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients could be advised by a different Blackstone or Blackstone Credit & Insurance business group with a different investment committee, which could determine an investment opportunity to be more attractive than Blackstone Credit & Insurance believes to be the case. In any event, there can be no assurance that Blackstone Credit & Insurance’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. Blackstone and Blackstone Credit & Insurance, including their personnel, are permitted to receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. In some cases, Blackstone or Blackstone Credit & Insurance earns greater fees when Other Clients participate alongside or instead of the Fund in an investment.

Cross Transactions. Situations can arise where certain assets held by the Fund are transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Advisers’ contractual obligations to the Fund and applicable law, including the 1940 Act.

Co-Investment. The Fund will co-invest with its shareholders, limited partners and/or shareholders of the Other Clients, the Firm’s affiliates and other parties with whom Blackstone Credit & Insurance has a material relationship. The allocation of co-investment opportunities is entirely and solely in the discretion of Blackstone Credit & Insurance, subject to applicable law. In addition to participation by consultants in specific transactions or investment opportunities, consultants and/or other Firm employees may be permitted to participate in the Firm’s side-by-side co-investment rights. Co-investors with such rights generally do not provide for an advisory fee or carried interest payable by participants therein and their participation generally results in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side. Furthermore, Other Clients will be permitted (or have a preferred right) to participate in the Firm’s side-by-side co-investment rights.

In certain circumstances, Blackstone Credit & Insurance will determine that a co-investment opportunity should be offered to one or more third parties (including, without limitation, one or more third-party investment funds or investment accounts for which Blackstone may provide administrative, valuation or similar non-advisory services and/or receive transaction or other fees with respect to investments) (such investors, “Co-Investors”), including investors in one or more Other Clients, and will maintain sole discretion with respect to which Co-Investors are offered any such opportunity. We are not restricted from engaging in transactions with Other Clients that are not affiliated persons within the meaning of the 1940 Act. It is expected that many investors who will, in certain circumstances, have expressed an interest in co-investment opportunities will not be offered or allocated any co-investment opportunities or will, in certain circumstances, receive a smaller amount of co-investment opportunities than the amount requested. Any co-investments offered by Blackstone Credit & Insurance will be on such terms and conditions (including with respect to advisory fees, performance-based compensation and related arrangements and/or other fees applicable to co-investors) as Blackstone Credit & Insurance determines to be appropriate in its sole discretion on a case-by-case basis, which may differ amongst co-investors with respect to the same co-investment. In addition, the performance of Other Clients co-investing with the Fund is not considered for purposes of calculating the incentive fee payable by the Fund to the Adviser. Furthermore, the Fund and co-investors will often have different investment objectives and limitations, such as return objectives and maximum hold period. Blackstone Credit & Insurance, as a result, will have conflicting incentives in making decisions with respect to such opportunities. Even if the Fund and any such parties invest in the same securities on similar terms, conflicts of interest will still arise as a result of differing investment profiles of the investors, among other items, and there is no guarantee that decisions will be made in a manner that prioritizes the interests of the Fund over those of such other parties.

General Co-Investment  Considerations. There are expected to be circumstances where an amount that would otherwise have been invested by the Fund is instead allocated to co-investors (who could be shareholders of the Fund or limited partners of Other Clients) or supplemental capital vehicles, and there is no guarantee that any shareholders will be offered any particular co-investment opportunity. Each co-investment opportunity (should any exist) is likely to be different, and allocation of each such opportunity will depend on the facts and circumstances specific to that unique situation (e.g., timing, industry, size, geography, asset class, projected holding period, exit strategy and counterparty). Different situations will require that the various facts and circumstances of each opportunity be weighted differently, as Blackstone Credit & Insurance deems relevant to such opportunity. Such factors are likely to include, among others, whether a co-investor adds strategic value, industry expertise or other similar synergies; whether a potential co-investor has expressed an interest in evaluating co-investment opportunities; whether a potential co-investor has an overall strategic relationship with the Firm; whether a potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients or other co-investments (including whether a potential co-investor will help establish, recognize, strengthen and/or cultivate relationships that can provide indirectly longer-term benefits to the Fund or Other Clients and their respective underlying portfolio companies, or whether the potential co-investor has significant capital under management by the Firm or intends to increase such amount); the ability of a potential co-investor to commit to a co-investment opportunity within the required timeframe of the particular transaction; Blackstone Credit & Insurance’s assessment of a potential co-investor’s ability to invest an amount of capital that fits the needs of the investment (taking into account the amount of capital needed as well as the maximum number of investors that can realistically participate in the transaction); whether the co-investor is considered “strategic” to the investment because it is able to offer the Fund certain benefits, including but not limited to, the ability to help consummate the investment, the ability to aid in operating or monitoring the portfolio company or the possession of certain expertise; the transparency, speed and predictability of the potential co-investor’s investment process; whether the Firm has previously expressed a general intention to seek to offer co-investment opportunities to such potential co-investor; whether a potential co-investor has the financial and operational resources and other relevant wherewithal to evaluate and participate in a co-investment opportunity; the familiarity the Firm has with the personnel and professionals of the investor in working together in investment contexts (which may include such potential co-investor’s history of investment in other Firm co-investment opportunities); the extent to which a potential co-investor has committed to an Other Client; the size of such potential co-investor’s interest to be held in the underlying portfolio company as a result of the Fund’s investment (which is likely to be based on the size of the potential co-investor’s capital commitment or investment in the Fund); the extent to which a potential co-investor has been provided a greater amount of co-investment opportunities relative to others; the ability of a potential co-investor to invest in potential add-on acquisitions for the portfolio company or participate in defensive investments; the likelihood that the potential co-investor would require governance rights that would complicate or jeopardize the transaction (or, alternatively, whether the investor would be willing to defer to the Firm and assume a more passive role in governing the portfolio company); any interests a potential co-investor might have in any competitors of the underlying portfolio company; the tax profile of the potential co-investor and the tax characteristics of the investment (including whether the potential co-investor would require particular structuring implementation or covenants that would not otherwise be required but for its participation or whether such co-investor’s participation is beneficial to the overall structuring of the investment); whether a potential co-investor’s participation in the transaction would subject the Fund and/or the portfolio company to additional regulatory requirements, review and/or scrutiny, including any necessary governmental approvals required to consummate the investment; the potential co-investor’s interaction with the potential management team of the portfolio company; whether the potential co-investor has any existing positions in the portfolio company (whether in the same security in which the Fund is investing or otherwise); whether there is any evidence to suggest that there is a heightened risk with respect to the potential co-investor maintaining confidentiality; whether the potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of the Fund, other affiliated funds and/or other co-investments, including the size of such commitment; whether the potential co-investor has any known investment policies and restrictions, guideline limitations or investment objectives that are relevant to the transaction, including the need for distributions; whether the expected holding period and risk-return profile of the investment is consistent with the stated goals of the investor and the expected underwriting of the investment; whether a particular co-investment party has provided value in the sourcing, establishing relationships, participating in diligence and/or negotiations for such potential transaction or is expected to provide value to the business or operations of a portfolio company post-closing; and such other factors as Blackstone Credit & Insurance deems relevant and believes to be appropriate under the circumstances. The factors listed in the foregoing sentence are neither presented in order of importance nor weighted, except that Blackstone Credit & Insurance has historically primarily relied upon the following two factors in making the determination to offer co-investment opportunities to co-investors: (i) whether the potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of the Fund (including whether a potential co-investor will help establish, recognize, strengthen and/or cultivate relationships that can provide indirectly longer-term benefits to the Fund or Other Clients and their respective underlying portfolio companies), other affiliated funds, and/or other co-investments, including the size of any such commitment and fee revenue or profits generated for the benefit of Blackstone Credit & Insurance or Blackstone as a result thereof and (ii) the ability of a potential co-investor to process a co-investment decision within the required timeline of the particular transaction. Except as otherwise described herein, co-investors generally will not share Broken Deal Expenses (as defined below) with the Fund and Other Clients, with the result that the Fund and such Other Clients will bear all such Broken Deal Expenses, and such expenses can be significant. However, the Advisers do not intend to offer any such co-investment opportunities to shareholders in their capacity as shareholders. Blackstone Credit & Insurance may (but is not required to) establish co-investment vehicles (including dedicated or “standing” co-investment vehicles) for one or more investors (including third-party investors and investors in the Fund) in order to co-invest alongside the Fund in one or more future investments. The existence of these vehicles could reduce the opportunity for other shareholders to receive allocations of co-investment. In addition, the allocation of investments to Other Clients, including as described under “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” herein, may result in fewer co-investment opportunities (or reduced allocations) being made available to shareholders.

Additional Potential Conflicts of Interest with respect to Co-Investment; Strategic Relationships Involving Co-Investment. In addition, the Advisers and/or their affiliates will in certain circumstances be incentivized to offer certain potential co-investors (including, by way of example, as a part of an overall strategic relationship with the Firm) opportunities to co-invest because the extent to which any such co-investor participates in (or is offered) co-investment opportunities can impact the amount of performance-based compensation and/or management fees or other fees paid by the co-investor. The amount of carried interest or expenses charged and/or management fees paid by the Fund may be less than or exceed such amounts charged or paid by co-investment vehicles pursuant to the terms of such vehicles’ partnership agreements and/or other agreements with co-investors, and such variation in the amount of fees and expenses may create an economic incentive for Blackstone or Blackstone Credit & Insurance, as applicable, to allocate a greater or lesser percentage of an investment opportunity to the Fund or such co-investment vehicles or co-investors, as the case may be. In addition, other terms of existing and future co-investment vehicles may differ materially, and in some instances may be more favorable to Blackstone or Blackstone Credit & Insurance, as applicable, than the terms of the Fund, and such different terms may create an incentive for Blackstone or Blackstone Credit & Insurance, as applicable, to manage such vehicles, which could result in the Fund receiving a lesser percentage of an investment opportunity than if such co-investment vehicles did not exist. Such relationships will from time to time give rise to conflicts of interest, and there can be no assurance that such conflicts of interest will be resolved in favor of the Fund. Accordingly, any investment opportunities that would have otherwise been offered or allocated, in whole or in part, to the Fund can be reduced and made available to co-investment vehicles. Co-investments may be offered by the Advisers on such terms and conditions as the Advisers determine in their discretion on a case-by-case basis.

Investments in Portfolio Companies Alongside Other Clients. As a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities.

Blackstone has received an exemptive order that permits the Fund and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. Pursuant to such order, we may co-invest in a negotiated deal with certain affiliates of the Advisers and Blackstone or certain funds managed and controlled by the Advisers, Blackstone and their respective affiliates, subject to certain terms and conditions.

From time to time, the Fund will co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) or affiliates in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law (including the 1940 Act) and/or any applicable SEC-granted exemptive order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest are still expected to arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles are not the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit & Insurance, as a result, could have conflicting goals with respect to the amount, price and timing of disposition opportunities. As such, subject to applicable law and any applicable exemptive order issued by the

SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times on different terms and/or otherwise on a non-pro rata basis.

Firm Involvement in Financing of Third-Party Dispositions by the Fund. The Fund is permitted to dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Fund. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Fund can give rise to potential or actual conflicts of interest.

Self-Administration of the Fund. Blackstone Credit & Insurance expects to provide certain fund administration services to the Fund in lieu of or in addition to engaging or relying on a third-party administrator to perform such services. The costs for providing these services are not included in the management fee under the Investment Advisory Agreement and will be paid separately by the Fund. Blackstone Credit & Insurance also reserves the right to charge the Fund a reduced rate for these services, or to reduce or waive such charges entirely, subject to the 1940 Act. Blackstone Credit & Insurance’s ability to determine the reimbursement obligation from the Fund creates a conflict of interest. Blackstone Credit & Insurance addresses this conflict by reviewing its fund administration costs to ensure that it is comparable and fair with regard to equivalent services performed by a non-affiliated third party at a rate negotiated on an arm’s length basis. The Board of Trustees periodically reviews the reimbursement obligation.

Outsourcing. Subject to applicable law and the oversight and, in certain circumstances, approval by the Board of Trustees, Blackstone may outsource to third parties several of the services performed for the Fund and/or its portfolio entities, including services (such as administrative, legal, accounting, tax, diligence, modeling, ongoing monitoring, preparation of internal templates and/or memos or other related services) that may be or historically have been performed in-house by Blackstone and its personnel. For certain third-party service providers, the fees, costs and expenses of such service providers will be borne by the Fund, and in other circumstances, the fees, costs and expenses of such service providers will be borne by Blackstone. Certain third-party service providers and/or their employees will dedicate substantially all of their business time to the Fund, Other Clients and/or their respective portfolio entities, while others will have other clients. In certain cases, third-party service providers and/or their employees may spend a significant amount of time at Blackstone offices, have dedicated office space at Blackstone, receive administrative support from Blackstone personnel or participate in meetings and events for Blackstone personnel, even though they are not Blackstone employees or affiliates. This creates a conflict of interest because Blackstone will have an incentive to outsource services to third parties due to a number of factors, including because retaining third parties will reduce Blackstone’s internal overhead and compensation costs for employees who would otherwise perform such services in-house.

The involvement of third-party service providers may present a number of risks due to, among other factors, Blackstone’s reduced control over the functions that are outsourced. There can be no assurances that Blackstone will be able to identify, prevent or mitigate the risks of engaging third-party service providers. The Fund may suffer adverse consequences from actions, errors or failures to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them. Outsourcing may not occur uniformly for all Blackstone managed vehicles and accounts and the expenses borne by such vehicles and accounts will vary. Accordingly, certain costs may be incurred by (or allocated to) the Fund through the use of third-party service providers that are not incurred by (or allocated to) Other Clients.

Material, Non-Public  Information. Blackstone Credit & Insurance will come into possession of confidential information with respect to an issuer and other actual or prospective portfolio companies. Blackstone Credit & Insurance can be restricted from buying, originating or selling securities, loans, or derivatives on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Advisers’ personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund might not be free to act upon any such information. Therefore, the Fund will not always have access to confidential information in the possession of Blackstone Credit & Insurance that might be relevant to an investment decision to be made for the Fund. In addition, Blackstone Credit & Insurance, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, can choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

Break-Up and Other Similar Fees. Break-up or topping fees with respect to the Fund’s investments can be paid to Blackstone Credit & Insurance. Alternatively, the Fund could receive the break-up or topping fees directly. Break-up or topping fees paid to Blackstone Credit & Insurance or the Fund in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund, as determined by Blackstone Credit & Insurance to be appropriate in the circumstances. Generally, Blackstone Credit & Insurance would not allocate break-up or topping fees with respect to a potential investment to the Fund, an Other Client or co-investment vehicle unless such person would also share in Broken Deal Expenses (as defined below) related to the potential investment. With respect to fees received by Blackstone Credit & Insurance relating to the Fund’s investments or from unconsummated transactions, shareholders will not receive the benefit of any fees relating to the Fund’s investments (including, without limitation, as described above). In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Fund has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees (including, without limitation, evaluation regarding value creation opportunities and sustainability risk mitigation)), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, and other similar fees and annual retainers (whether in cash or in-kind) are received by Blackstone, such fees will not be required to be shared with the Fund or the shareholders and will not reduce the management fee payable by the Fund.

Broken Deal Expenses. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated) (“Broken Deal Expenses”). While Blackstone Credit & Insurance expects to generally allocate Broken Deal Expenses pro rata among Clients and/or Other Clients that were expected to participate in the transaction, unless required by law or regulation, Blackstone Credit & Insurance is not required to and, in most circumstances, will not seek reimbursement of Broken Deal Expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such Broken Deal Expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, meal, travel and entertainment expenses incurred, deposits or down payments which are forfeited in connection with unconsummated transactions, costs from onboarding (i.e., KYC) investment entities with a financial institution, commitment fees that become payable in connection with a proposed investment, consulting fees and expenses (including all expenses incurred in connection with any tax audit or investigation settlement), printing and publishing expenses, costs of negotiating co-investment documentation (including non-disclosure agreements with counterparties), and legal, accounting, tax and other due diligence and pursuit costs and expenses including, for the avoidance of doubt, any consultant expenses and including in certain circumstances, Broken Deal Expenses associated with services (including transaction support services such as identifying potential investments) provided by portfolio companies, which may include expenses incurred prior to the commencement of the Fund’s investment activities.

Any such Broken Deal Expenses could, in the sole discretion of Blackstone Credit & Insurance, be allocated solely to the Fund and not to Other Clients or co-investment vehicles that could have made the investment, even when the Other Client or co-investment vehicle commonly invests alongside the Fund in its investments or the Firm or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. The Advisers expect that until a potential investment of the Fund is formally allocated to an Other Client (it being understood that final allocation decisions are typically made shortly prior to closing an investment), the Fund is expected to bear the Broken Deal Expenses for such investment, which may result in substantial amounts of Broken Deal Expenses. In the event Broken Deal Expenses are allocated to an Other Client or a co-investment vehicle, Blackstone Credit & Insurance or the Fund will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Client or co-investment vehicle, as applicable.

Other Firm Business Activities. The Firm, Other Clients, their portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its portfolio companies, such as fees for asset management (including, without limitation, management fees and carried interest/incentive arrangements), development and property management; portfolio operations support (such as those provided by Blackstone’s Portfolio Operations Group); arranging, underwriting (including without limitation, evaluation regarding value creation opportunities and sustainability risk mitigation); syndication or refinancing of a loan or investment (or other additional fees, including acquisition fees, loan modification or restructuring fees); servicing; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; investment banking and capital markets services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage; solutions and risk management services; data extraction and management products and services; fees for monitoring and oversight of loans or title insurance provided to portfolio companies or third parties; and other products and services. For example, the Firm or Other Clients may, directly or indirectly through a portfolio entity, from time to time acquire loans or other assets for the purpose of syndicating some or all the assets to the Fund and/or Other Clients, and may receive syndication or other fees in connection therewith. In addition, following an exit of the Fund’s investment in a portfolio company, Other Clients can continue to hold interests (debt and/or equity) in such portfolio company, and Blackstone can begin to earn fees or continue to earn fees from such portfolio company for providing services to such portfolio company, including, but not limited to, capital markets advice, group purchasing and health care brokerage, insurance and other similar services, which in each case will not offset or reduce the management fees applicable to the Fund. Conflicts of interest are expected to arise as a result. Such parties will also provide products and services for fees to the Firm, Other Clients and their portfolio companies, and their personnel and related parties, as well as third parties. Through its innovations group, Blackstone incubates (or otherwise invests in) businesses that are expected to provide goods and services to the Fund (subject to the requirements of the 1940 Act and applicable guidance) and Other Clients and their portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Fund and its portfolio companies would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund or shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its portfolio companies. The Fund and its portfolio companies will incur expenses in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm may receive fees associated with capital invested by co-investors relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties will, in certain circumstances, also receive compensation in connection with origination activities, referrals and other related activities of such business, and unconsummated transactions.

The Fund will, as determined by Blackstone Credit & Insurance and as permitted by the governing fund documents, bear the cost of fund administration, compliance and accounting (including, without limitation, maintaining financial records, filing of the Fund’s tax returns, overseeing the calculation of the Fund’s NAV, compliance monitoring (including diligence and oversight of the Fund’s other service providers), preparing reports to the Fund’s shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others, providing office space, equipment and office services), in house legal, tax planning and other related services provided by Firm personnel and related parties to the Fund and its portfolio companies, including the allocation of their compensation and related overhead otherwise payable by the Firm, or pay for their services at market rates, as discussed above in “—Self-Administration of the Fund.” Such allocations or charges can be based on any of the following methodologies: (i) requiring personnel to periodically record or allocate their historical time spent with respect to the Fund or the Firm approximating the proportion of certain personnel’s time spent with respect to the Fund, and in each case allocating their compensation (including, without limitation, salary, bonus and benefits) and allocable overhead based on time spent, or charging their time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that the Firm believes represents a fair recoupment of expenses and a market rate for such services or (iii) any other similar methodology determined by the Firm to be appropriate under the circumstances. Certain Firm personnel will provide services to few, or only one, of the Fund and Other Clients, in which case the Firm could rely upon rough approximations of time spent by the employee for purposes of allocating the salary and overhead of the person if the market rate for services is clearly higher than allocable salary and overhead. However, any methodology (including the choice thereof) involves inherent conflicts and may result in incurrence of greater expenses by the Fund and its portfolio companies than would be the case if such services were provided by third parties.

Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio company to a third-party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.

Blackstone Credit & Insurance does not have any obligation to ensure that fees for products and services contracted by the Fund or its portfolio companies are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities Blackstone Credit & Insurance may not be aware of every commercial arrangement between the Fund and its portfolio companies, on the one hand, and the Firm, Other Clients and their portfolio companies, and personnel and related parties of the foregoing, on the other hand.

Except as set forth above, the Fund and shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by Blackstone Credit & Insurance, its affiliates or their personnel and related parties. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Other Firm Business Activities”).

Securities and Lending Activities. Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or will otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Fund and its portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements can be on a firm commitment basis or can be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by portfolio companies. There could also be circumstances in which the Fund commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may be permitted to receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/ or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will, from time to time, act as the managing underwriter, or a member of the underwriting syndicate or broker for the Fund or its portfolio companies, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company, and purchase securities from or sell securities to the Fund, Other Clients or portfolio companies of the Fund or Other Clients or advise on such transactions. Blackstone expects to also, on behalf of the Fund or other parties to a transaction involving the Fund or its portfolio companies, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Fund or its portfolio companies or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. Subject to applicable law, Blackstone expects to receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) incentive fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Fund. In addition, the management fee with respect to a shareholder generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. Subject to applicable law, including the conditions of the co-investment exemptive order, origination fees paid to Blackstone in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund. The Board of Trustees, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Fund and, by executing a subscription agreement for Common Shares in the Fund, a shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law; provided that such consent waiver shall not be construed as a waiver of the shareholder’s rights under federal securities laws or a consent to a violation of federal securities laws.

When Blackstone serves as underwriter with respect to securities of the Fund or its portfolio companies, the Fund and such portfolio companies could from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time the Fund or portfolio company would be unable to sell any securities subject to the “lock-up.” This could prejudice the ability of the Fund and its portfolio companies to dispose of such securities at an opportune time. In addition, Blackstone Securities Partners L.P. can serve as underwriter in connection with the sale of securities by the Fund or its portfolio companies. Conflicts would be expected to arise because such engagement would result in Blackstone Securities Partners L.P. receiving selling commissions or other compensation in connection with such sale. (See also “—Portfolio Company Relationships Generally” below).

Blackstone and Blackstone Credit & Insurance employees are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. The Fund will not receive any benefit from any such investments.

PJT. On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill Group fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While PJT operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Fund and its portfolio companies, on the one hand, and PJT, on the other. The pre-existing relationship between Blackstone and its former personnel, the overlapping ownership and co-investment and other continuing arrangements between PJT and Blackstone can be expected to influence Blackstone Credit & Insurance to select or recommend PJT to perform services for the Fund or its portfolio companies, the cost of which will generally be borne directly or indirectly by the Fund and its shareholders. Given that PJT is no longer an affiliate of Blackstone, Blackstone and its affiliates are able to cause the Fund and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT. In addition, one or more investment vehicles controlled by Blackstone could be established to facilitate participation in Blackstone’s side-by-side investment program by employees and/or partners of PJT.

Portfolio Company Relationships Generally. The Fund’s portfolio companies, including special purpose vehicles that might be formed in connection with investments, are expected to be counterparties to or participants in agreements, transactions or other arrangements with the Fund, Other Clients, and/or portfolio companies of the Fund and Other Clients or other Blackstone affiliates and/or any portfolio companies of the foregoing for the provision of goods and services, purchase and sale of assets and other matters (including information-sharing and/or consulting and employment relationships). For example, from time to time, certain portfolio companies of the Fund or Other Clients will provide or recommend goods or services to Blackstone, the Fund, Other Clients, or other portfolio companies of the Fund or Other Clients will similarly acquire or form one or more portfolio companies that will originate and sell loans or other assets to Blackstone, Other Clients and/or portfolio companies of Other Clients. As another example, it can also be expected that the management of one or more portfolio companies will consult with one another (or with one or more portfolio companies of an Other Client) in respect of seeking its expertise, industry view, or otherwise on a particular topic including but not limited to an asset and/or the purchase and /or sale thereof. Moreover, the Fund and/or an Other Client can consult with a portfolio company or a portfolio company of an Other Client as part of the investment diligence for a potential investment by the Fund or such Other Client. As a result of, or as part of such interactions or otherwise, personnel at one portfolio company will in certain cases transfer to or become employed by another portfolio company (including, for purposes of this disclosure, a portfolio company of an Other Client), the Fund, Blackstone or their respective affiliates. Further, personnel of Blackstone Credit & Insurance, Blackstone or their respective affiliates will transfer to or become employed by a portfolio company (together with personnel departing a portfolio company for employment at Blackstone, Blackstone Credit & Insurance, their affiliates or another portfolio company, “Transferring Personnel”). Any such transfer may result in payments by the entity that such personnel is going to, to the entity such personnel is departing from. Although the Firm might determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, it is possible that such agreements, transactions or other arrangements might not have otherwise been entered into but for the affiliation with Blackstone Credit & Insurance and/or Blackstone. The compensation earned and subsequently paid to such personnel may include arrangements designed to make such person whole for unvested equity or carried interest attributable to such personnel’s entity of origin that was forfeited in connection with their departure therefrom. Transferring Personnel agreements, transactions and other arrangements present a conflict of interest in that they will involve the payment of fees and other amounts, some of which compensation may be paid in connection with unvested equity in Blackstone, an Other Client, or a portfolio company (which may be in the form of public stock, limited partnership interests or otherwise), none of which will result in any offset to the management fees and are not otherwise shared with the Fund, notwithstanding that some of the services provided by a portfolio company are similar in nature to the services provided by Blackstone Credit & Insurance. There can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to a portfolio company or the Fund as otherwise would be the case if the counterparty for the transfer were not related to Blackstone. As

Transferring Personnel are expected to comprise individuals who are currently compensated by Blackstone and whose associated costs (e.g., overhead) are not directly or indirectly borne by the Fund or Other Clients, Blackstone Credit & Insurance has a conflict of interest in determining to arrange a transfer or employment arrangement for such Transferring Personnel such that their compensation and associated costs will be borne by portfolio companies of the Fund or Other Clients instead of by Blackstone, Blackstone Credit & Insurance or their respective affiliates, and to facilitate the transfer of such Transferring Personnel rather than engage in the retention or full-time hiring of third-party candidates for such roles at portfolio companies, Blackstone, Blackstone Credit & Insurance or their affiliates. These conflicts of interest will not necessarily be resolved in favor of the Fund.

Furthermore, any such transfer or change in employment by Transferring Personnel will involve employees of different levels of experience, functional expertise and seniority (including, for avoidance of doubt, senior managing directors at Blackstone and members of the management team at the portfolio company), and in certain instances is expected to be conducted on a programmatic basis involving a designated number of Transferring Personnel across one or a range of identified portfolio companies. Where Transferring Personnel are departing from a portfolio company, Blackstone, Blackstone Credit & Insurance or their affiliates, it is not expected in all instances that such entity will hire new personnel, or transfer existing personnel, to fill such Transferring Personnel’s prior role, and in certain cases the roles intended to be occupied by Transferring Personnel will be roles newly created for such Transferring Personnel. Moreover, the respective roles of the Transferring Personnel at the entities involved in such transfer could be substantially similar and involve functional responsibilities and activities (including as between Blackstone, Blackstone Credit & Insurance or their affiliates on the one hand, and portfolio companies of the Fund or an Other Client on the other hand) that do not materially differ. While in certain cases a dedicated search could be conducted by Blackstone or a portfolio company for the employment position that the Transferring Personnel will fill, a search is not required or expected to be performed in most instances.

Any such transfer will result in costs being transferred from the entity where such Transferring Personnel originated to the entity where such Transferring Personnel is going. The compensation earned and subsequently paid to such Transferring Personnel will in certain cases include arrangements designed to address Transferring Personnel’s pre-existing compensation interests, including unvested equity or carried interest attributable to such Transferring Personnel’s entity of origin (including but not limited to Blackstone, Blackstone Credit & Insurance or their affiliates) that was forfeited in connection with their departure therefrom, which is expected for certain Transferring Personnel to be material. For example, if a Blackstone employee transfers to or becomes employed by a portfolio company, such portfolio company could provide the Transferring Personnel equity of the portfolio company or other similar incentive or cash compensation to the Transferring Personnel to compensate them for the unvested equity or carried interest they are forfeiting as a result of the transfer. This will result in additional costs to the portfolio company that otherwise would have been borne by Blackstone or Blackstone Credit & Insurance. While in some cases benchmarking, verification or other analysis could be conducted in respect of the compensation package being offered to the Transferring Personnel (including any unvested equity or carried interest compensation), there is no requirement that benchmarking, verification or other analysis be conducted, and in some instances the compensation package could be above market rate and/or not verifiable.

Blackstone and/or Blackstone Credit & Insurance reserves the right to cause, or offer the opportunity to, portfolio companies to enter into agreements regarding benefits management, purchase of title and other insurance policies (which can be expected to include brokerage or placement thereof), and generally will be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention from a third party or an affiliate of Blackstone Credit & Insurance/or Blackstone, and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that can result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements will generally be entered into without the consent or direct involvement of the Fund and/or such Other Client or the consent of the Board of Trustees and/or the shareholders of the Fund or such Other Client

(including, without limitation, in the case of minority and/or non-controlling investments by the Fund in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Fund might not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to a portfolio company or the Fund as otherwise would be the case if the counterparty were not related to the Firm.

In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Fund for one or more investment opportunities. It is also possible that certain portfolio companies of Other Clients will engage in activities that will have adverse consequences on the Fund and/or its portfolio companies. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) would not recognize the segregation of assets and liabilities as between separate entities and could permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Fund and/or its portfolio companies potentially will be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.

In addition, a portfolio company of the Fund will from time to time enter into agreements, transactions or other arrangements with another portfolio company of the Fund or one or more portfolio companies of an Other Client (including the sale of assets between such portfolio companies). This may give rise to actual or potential conflicts of interest for Blackstone Credit & Insurance, the Fund, the Other Clients and/or their respective affiliates, as such agreements, transactions or arrangements may be more favorable for one portfolio company than another, thus benefitting the Fund or Other Client at the expense of the other. Such agreements, transactions or other arrangements may be entered into without the consent or direct involvement of the Fund (including the investors therein) and/or such Other Client (or the consent of the limited partner advisory committee and/or the limited partners of such Other Client) (and may arise in particular in circumstances where the Fund and/or such Other Client has made a non-controlling investment in the underlying portfolio company). In any such case, the Fund may not be involved in the negotiation process and the terms of any such agreement, transaction or other arrangement may not be as favorable to the Fund as otherwise may be the case if the Fund were involved.

Certain portfolio companies have established or invested in, or can be expected to in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Fund or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Fund’s investment strategy. Such vehicles, which would not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, have the potential to compete with the Fund for investment opportunities. In addition, Blackstone and its affiliates and portfolio companies will also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that fall within the Fund’s investment strategy, which would possibly compete with Other Clients for investment opportunities. Such arrangements would give rise to conflicts of interest that would not necessarily be resolved in favor of the Fund. In addition, the Fund reserves the right to hold non-controlling interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Fund’s control that would have adverse consequences on the Fund and/or its other portfolio companies.

Blackstone has also entered into certain investment management arrangements whereby it provides investment management services for compensation to insurance companies including (i) FGL and certain of its affiliates, (ii) Everlake and certain of its affiliates, (iii) certain subsidiaries of Corebridge, (iv) certain subsidiaries of Resolution Life and (v) certain subsidiaries of L&G. As of the date hereof, Blackstone owns a minority equity interest in the parent company of Everlake and Blackstone Clients own the remaining equity interests in the parent company of Everlake, and Blackstone owns a minority equity interest in the parent company of Corebridge. The foregoing insurance company investment management arrangements will involve investments by such insurance company clients across a variety of asset classes (including investments that would otherwise be appropriate for the Fund). As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or Other Clients. In the future Blackstone will likely enter into similar arrangements with other portfolio companies of the Fund, Other Clients or other insurance companies. Such arrangements have the potential to reduce the allocations of investments to the Fund, and Blackstone could be incentivized to allocate investments away from the Fund to such insurance company client under such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.

Further, portfolio companies with respect to which the Firm can elect members of the board of directors or a managing member could, as a result, subject the Fund and/or such directors or managing member to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Fund and any such portfolio company will be aligned, this will not always be the case. This has the potential to create conflicts of interest between the relevant director’s or managing member’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Fund, on the other hand. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund. For instance, such positions could impair the ability of the Fund to sell the securities of an issuer in the event a director receives material non- public information by virtue of their role, which would have an adverse effect on the Fund. Furthermore, an employee of Blackstone serving as a director to a portfolio company owes a fiduciary duty and/or other obligations to the portfolio company, on the one hand, and the Fund, on the other hand, and such employee could be in a position where they must make a decision that is either not in the best interest of the Fund, or is not in the best interest of the portfolio company. Blackstone personnel serving as directors can make decisions for a portfolio company that negatively impact returns received by the Fund as an investor in the portfolio company. In addition, to the extent an employee serves as a director on the board of more than one portfolio company, such employees’ fiduciary duties among the two portfolio companies can be expected to create a conflict of interest. In general, the Advisers and Blackstone personnel will be entitled to indemnification from the Fund.

Portfolio Company Service Providers and Vendors. Subject to applicable law, the Fund, Other Clients, portfolio companies of each of the foregoing and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (e.g., valuation support services), account management (e.g., treasury, customer due diligence), insurance, procurement, placement, brokerage and consulting services, cash management and monitoring consolidation, accounts receivable financing, corporate secretarial and executive assistant services, domiciliation, data services, directorship services, finance/budgeting and forecasting, financing management, human resources (e.g., the onboarding and ongoing development of personnel), communication, public relations and publicity, information technology and software systems support, corporate governance and entity management (e.g., liquidation, dissolution and/or otherwise end of term services), risk management and compliance, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, environmental due diligence support(e.g., review of property condition reports, energy consumption), climate accounting services, sustainability program management services, engineering services, services related to the sourcing, development and implementation of renewable energy, sustainability data collection and reporting services, capital planning services, operational coordination (i.e., coordination with joint venture partners, property managers), risk management, reporting (such as tax reporting, debt reporting or other reporting), tax and treasury, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services) and other services; (b) loan services (including, without limitation, monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans, administrative services, and cash management), lender relationship management (i.e., coordinating with lender on any ongoing obligations under any relevant borrowing, indebtedness or other credit support (including any required consultation with or reporting to such lender) and whole loan servicing oversight (e.g., collateral management, due diligence and servicing oversight)); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager or operating partner) of operational services); (d) operational services (i.e., general management of day to day operations), including, without limitation, personnel, construction management (such as management of general contractors on capital projects), leasing services (such as leasing strategy, management of third-party brokers, negotiation of major leases and negotiation of leases), project management (such as management of development projects, project design and execution, vendor management, and turnkey services); (e) risk management (tax and treasury); (f) transaction support services (including, without limitation, acquisition support; customer due diligence and related onboarding; liquidation; reporting; managing relationships with brokers, banks and other potential sources of investments, identifying potential investments, coordinating with investors, assembling relevant information, conducting financial and market analyses and modelling, coordinating closing/post-closing procedures for acquisitions, dispositions and other transactions, coordinating design and development works (such as recommending and implementing design decisions); and providing diligence and negotiation support to acquire the same; coordinating with investors; assembling relevant information, conducting financial and market analysis and modeling; coordinating closing/post-closing procedures for acquisitions, dispositions and other transactions; marketing and distribution, overseeing brokers, lawyers, accountants and other advisors, working with consultants and third parties to pursue entitlements; providing in-house legal, sustainability and accounting services, assisting with due diligence, preparation of project feasibilities, site visits, transaction consulting and specification of technical analysis and review of (i) design and structural work, (ii) certifications, (iii) operations and maintenance manuals and (iv) statutory documents); (g) insurance procurement, placement, brokerage and consulting services; and (h) other services. Similarly, Blackstone Credit & Insurance, Other Clients and their portfolio companies can be expected to engage portfolio companies of the Fund to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by Blackstone Credit & Insurance and vice versa. Fees paid by the Fund or its portfolio companies to or value created by other portfolio company service providers do not reduce the management fee payable by the Fund and are not otherwise shared with the Fund. In certain circumstances, Blackstone can be expected to play a substantial role in overseeing the personnel of portfolio company service providers that provide services to the Fund, Other Clients and/or their portfolio companies on an ongoing basis, including with respect to the selection, hiring, retention and compensation of such personnel. Such personnel or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund, or other long term incentive plans, and the total compensation package is likely to differ from portfolio company to portfolio company, even where such portfolio companies service the same or similar pools of assets held by the Fund, Other Clients and/or Blackstone, which may influence decisions by such personnel with respect to allocation of time and/or opportunities to the assets held by the Fund and, in certain circumstances, encourage such personnel or portfolio company to focus on assets or pools of assets they view as providing superior compensation and present a potential conflict of interest. In addition, Blackstone has multiple business lines, which may result in competition with a portfolio company for high performing executive talent and presents actual and potential conflicts of interest. For example, Blackstone may “poach” a portfolio company executive, or such executive may interview with Blackstone during the applicable contractual period with respect to such person’s existing position and later be hired by Blackstone after such period. A portfolio company may want to retain such executives or other employees, and regardless, Blackstone is under no obligation to avoid interviewing or hiring such employees. For example, Blackstone may establish a team of personnel to provide support services exclusively to the Fund and Other Clients and their portfolio companies (and/or other investment funds or accounts managed or controlled by Blackstone).

Portfolio companies of the Fund and Other Clients some of which can be expected to provide services to the Fund and its portfolio companies include, without limitation, the following, and could include additional portfolio companies that might be formed or acquired in the future:

BTIG. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Blackstone entities own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services.

Ontra (f.k.a. InCloudCounsel). Ontra is a portfolio company of certain Other Clients that provides a contract automation and intelligence platform that utilizes artificial intelligence and a network of attorneys to support processing of routine contracts and tracking of obligations in complex agreements.

Sphera. Sphera is a portfolio company of certain Other Clients that provides environmental, health and safety and sustainability software services and data.

ASK Investment Management (“ASK”). ASK is a portfolio company of certain Other Clients that provides investment management services.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production.

Kryalos. Blackstone through one or more of its funds has made a minority investment in Kryalos, an operating partner in certain real estate investments made by Other Clients.

Peridot Financial Services (“Peridot”) and Global Supply Chain Finance (“GSCF”). Peridot and GSCF are portfolio companies of certain Other Clients that provide supply chain financing and accounts receivable services globally.

RE Tech Advisors (“RE Tech”). Blackstone through one or more of its funds has made a majority investment in RE Tech, an energy audit/consulting firm that identifies and implements energy efficiency programs, calculates return on investment and tracks performance post-completion.

Legence (f.k.a. Therma Holdings) (“Legence”). Legence is a portfolio company held by certain Blackstone private equity funds that provides carbon reduction and energy management services.

Revantage. Revantage is a portfolio entity of certain Blackstone Clients that provides corporate support services (e.g., accounting, legal, tax, treasury, information technology and human resources and insurance procurement), construction and project management services, leasing services, property management services, transaction support services and management services.

Binomial. Binomial is a portfolio company of certain Other Clients that provides corporate support services.

The Fund expects to invest in affiliated registered investment companies and/or BDCs that will engage affiliated portfolio company service providers and vendors implicating similar risks as those described herein.

There may be instances where current and former employees of Other Clients’ portfolio companies are seconded to or temporarily hired by the Fund’s portfolio companies or, at times, the Fund’s investments directly. Such secondments or temporary hiring of current and former employees of Other Clients’ portfolio companies by the Fund’s portfolio companies (or its investments) may result in a potential conflict of interest between the Fund’s portfolio companies and those of such Other Clients. The costs of such employees are expected to be borne by the Fund or its relevant portfolio companies, as applicable, and the fees paid by the Fund or such portfolio companies to, other portfolio company service providers or vendors do not offset or reduce the management fee.

The Fund and its portfolio companies will compensate one or more of these service providers and vendors owned by the Fund or Other Clients, including through incentive based compensation payable to their management teams and other related parties. Some of these service providers and vendors owned or controlled by the Fund or Other Clients may charge the Fund and its portfolio companies for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “—Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Fund or Other Clients pass through expenses on a cost reimbursement, no-profit or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its portfolio companies to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, compliance, accounting and other professional fees and disbursements; office space, furniture and fixture and equipment; insurance premiums; technology expenditures (including hardware and software costs, and servicing costs and upgrades related thereto); costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out, expanding and winding-down a portfolio company; costs that are of a limited duration or non-recurring (such as start-up or technology build-up costs, one-time technology and systems implementation costs, employee on-boarding and severance payments, and readiness of initial public offerings and other infrastructure costs); taxes; and/or liabilities determined by Blackstone based on applicable marginal tax rates and other operating, establishment, expansion and capital expenditures (including financing and interest thereon). Any of the foregoing costs, although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period (including in prior periods, such as where any such costs are amortized over an extended period), and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Fund could pay more than its pro rata portion of fees for services. In addition, in certain circumstances, Blackstone also relies on the management team of a portfolio company with respect to the determination of costs and expenses and allocation thereof and does not oversee or participate in such determinations or allocations. Moreover, to the extent a portfolio company uses an allocated cost model with respect to fees, costs and expenses, such fees, costs and expenses are typically estimated and/or accrued quarterly (or on another regular periodic basis) but not finalized until year-end and as a result, such year-end true-up is subject to fluctuation and increases such that for a given year, the year-end cumulative amount with respect to fees, costs and expenses may be greater than the sum of the quarterly estimates (or other periodic estimates where applicable) and/or accruals and therefore the Fund could bear more fees, costs and expenses at year-end than had been anticipated throughout the year. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided are expected to vary depending on the types of services provided and the applicable asset class involved, and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in the Fund and its portfolio companies bearing less or more costs and expenses. In addition, a portfolio company that uses a “cost” basis methodology may, in certain circumstances, change its allocation methodology, for example, to charging a flat fee for a particular service or instance (or vice versa) or to another methodology described herein or otherwise, and such changes may increase or reduce the amounts received by such portfolio companies for the same services, and shareholders will not necessarily be entitled to receive notice or disclosure of such changes in allocation methodology. In certain instances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Fund and its portfolio companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons or even decide to amortize any costs or expenses to address accounting or operational considerations. Further, the Fund and its portfolio companies may compensate one or more of these service providers and vendors owned by the Fund or Other Clients through incentive-based compensation payable to their management teams and other related parties. Blackstone Credit & Insurance will not always perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis, or in respect of incentive-based compensation. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Fund or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. If benchmarking is performed, the related expenses will be borne by the Fund, Other Clients and their respective portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Fund and its portfolio companies generally will not be reimbursed for any costs (such as start-up costs or technology build-up costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by Blackstone Credit & Insurance from time to time and vice versa. Fees paid by the Fund or its portfolio companies to these service providers do not offset or reduce the management fees payable to the Adviser.

Where compensation paid to an affiliated service provider from the Fund or its portfolio company is based on market rates, such compensation will not be based on the cost incurred by the applicable service provider and therefore will likely result in a profit to such service provider. In the event the service provider is an affiliate of Blackstone Credit & Insurance, Blackstone Credit & Insurance experiences a conflict of interest in determining the terms of any such engagement. There can be no assurance that an unaffiliated third party would not charge a lesser rate.

Blackstone Credit & Insurance has retained Trimont and/or one or more other similar service providers (collectively, the “Agent”) to provide various services relating to the Fund’s investments and activities. The Agent will work closely with and be overseen by Blackstone Credit & Insurance’s asset management, securities and operations teams and other personnel, and is expected to provide advice, analyses and recommendations to Blackstone Credit & Insurance in connection with providing such services. The Agent is expected to provide various customary loan servicing and other related services, including with respect to sponsor equity verification, future funding draw packages and funding summaries, release of collateral, repayment expectations, loan servicing (including review of remittances, payoffs, billing statements, waterfalls and performance analysis), reporting, new loan set up and onboarding, covenant testing, financial reporting, quarterly asset updates (including performance commentary and asset summary presentations) and quarterly data review, aggregation and analysis. Other services the Agent is expected to perform include, among other things, surveillance monitoring, due diligence, ongoing reporting, credit analysis, spot valuations, re-underwriting, structure and waterfall analysis, maturity and disposition tracking, site inspections and quality assurance reviews. Any Agent has a team of personnel dedicated exclusively to providing such services to Blackstone Credit & Insurance (and/or other funds and accounts managed by Blackstone Credit & Insurance). Such personnel (or the personnel of other service providers of Blackstone Credit & Insurance) may have attributes of Blackstone “employees” (e.g., they may have dedicated offices at Blackstone, receive administrative support from Blackstone personnel, participate in general meetings and events for Blackstone personnel, have Blackstone-related e-mail addresses or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees), even though they are not Blackstone employees, affiliates or personnel for purposes of the organizational documents, as applicable, and their salary and related expenses are borne by the Fund as Fund Expenses or by portfolio companies without any reduction or offset to management fees. Moreover, Blackstone Credit & Insurance expects to play a substantial role in overseeing such personnel (and may with respect to other service providers of the Fund) on an ongoing basis, including with respect to the selection, hiring, retention and compensation of such personnel. Moreover, the Fund may be responsible for covering the compensation and related costs of such personnel if Blackstone Credit & Insurance terminates the Agent, and Blackstone Credit & Insurance may enter into similar arrangements with other service providers.

Service Providers, Vendors and Other Counterparties Generally. Certain third-party advisors and other service providers and vendors or their affiliates to the Fund and its portfolio companies (including accountants, administrators, paying agents, depositories, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Fund or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above could be investors in the Fund, affiliates of the Advisers, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Fund and/or such entities can be expected to indirectly benefit the Firm, the Other Clients and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its portfolio companies could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Fund, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Fund and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions, resulting in higher fees and expenses being borne by the Fund, than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities.

The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Fund and its portfolio companies for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Fund and its portfolio companies consummate a higher percentage of transactions with a particular law firm than the Firm, the Fund, Other Clients and their portfolio companies, the shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Fund or Other Clients or their portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its portfolio companies are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Fund and its portfolio companies can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Fund, the Other Clients and their portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm and including counterparties which provide goods or services to the Fund or Other Clients) whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts, rebates or other similar concessions (including, for the avoidance of doubt, equity or equity-like arrangements, such as warrants, in the counterparty) for such counterparty’s products or services depending on certain factors, including without limitation the volume of transactions entered into with such counterparty by the Firm, the Fund and its investment and/or portfolio companies in the aggregate, Blackstone’s referrals to third parties, the provision of other strategic support by Blackstone or other factors. Further, where such agreements or other arrangements result in

Blackstone or portfolio companies or affiliates paying lower rates or fees or receiving discounts, rebates or other similar concessions depending on the goods or services provided by the advisors, vendors or service providers to the Fund or Other Clients, Blackstone could be incentivized to engage such advisor, vendor or service provider over other competitors. This could result in the Fund or Other Clients paying such advisors, vendors or service providers higher rates than what other advisors, vendors or service providers charge for similar goods or services.

Conflicts of interest exist in the allocation of the costs and benefits of arrangements with service providers for the provision of goods or services to Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients and/or their respective portfolio companies. Blackstone and/or Blackstone Credit & Insurance, manages such conflicts and makes allocation judgments with respect to such costs and benefits in its fair and reasonable discretion, notwithstanding its interest in the outcome, subject to applicable law. Blackstone and/or Blackstone Credit & Insurance’s allocation decisions with respect to service providers at times are informed by input from the relevant service provider (including but not limited to where the service provider provides recommended allocation percentages across the relevant parties or provides market practice insight with respect to allocation percentages), and it is possible that the relevant service provider could, due to a conflict, recommend expense allocations that are more favorable to Blackstone and/or Blackstone Credit & Insurance than the Fund or portfolio companies, subject to applicable law.

Subject to applicable law, the Fund, Other Clients and their portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will, in certain circumstances, provide services. In some of these cases, the third-party joint venture partner may be permitted to negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Clients and their portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.

The Firm expects to encourage service providers to the Fund, Other Clients and their investments to use, generally at market rates and/or on arm’s length terms (and/or on the basis of best execution, if applicable), the Firm-affiliated service providers in connection with the business of the Fund, portfolio companies, and unaffiliated entities. This practice creates a conflict of interest because it provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers without any reduction to the Fund’s management fee.

Certain portfolio companies that provide services to the Fund, Other Clients and/or portfolio companies or assets of the Fund and/or Other Clients could be transferred between and among the Fund and/or Other Clients (where the Fund might be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third-party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for Blackstone Credit & Insurance.

Firm Affiliated Service Providers. Certain of the Fund’s, the Firm’s and/or portfolio companies’ advisers and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisers and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and Other Clients. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, including from any profits generated by such affiliates as described in the following sentence, and there is therefore an inherent conflict of interest such as those described above. As a result of services provided to the Fund, Other Clients and their portfolio companies, affiliated service providers are permitted and could be expected to from time to time generate profits, including incidental profits from services provided to the Fund, Other Clients and their portfolio companies.

Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies can engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies would be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Advisers. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Advisers or their affiliates) with respect to certain investments, include:

a.

Aquicore. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate, with a focus on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.

b.

Blackstone Capital Markets. Blackstone Capital Markets Group is a Blackstone affiliate that Blackstone, the Fund and its portfolio companies, Other Clients and their portfolio companies, and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services.

c.

Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain for themselves on an individual basis. The fees received by Equity Healthcare in connection with such services provided to investments will not reduce the management fee payable by the Fund.

d.

LNLS. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that (i) acts as a title agent in facilitating and issuing title insurance, (ii) provides title support services for title insurance underwriters, (iii) in certain circumstances, provides courtesy title settlement services and (iv) acts as escrow agent in connection with investments by the Fund, Other Clients and their portfolio companies, affiliates and related parties, and third parties, including, from time to time, Blackstone’s borrowers. In exchange for such services, LNLS earns fees which would have otherwise been paid to third parties. Blackstone will periodically benchmark the relevant costs to the extent that market data is available except when such data is impractical or unduly burdensome to obtain, or when LNLS is providing such services in a state where the insurance premium or escrow fee, as applicable, is regulated by the state or when LNLS is part of a syndicate of title insurance companies where the insurance premium is negotiated by other title insurance underwriters or their agent. There will be no related management fee offset for the Fund or Other Clients. As a result, while Blackstone believes that LNLS will provide services equal to or better than those provided by third parties (even in jurisdictions where insurance rates are regulated), there is an inherent conflict of interest that gives Blackstone incentive to engage LNLS over a third party.

e.

73 Strings. 73 Strings is an integrated platform that provides data extraction for analysis in portfolio monitoring and valuation purposes. Blackstone holds a minority investment in 73 Strings. Blackstone, the Clients and Other Clients will engage 73 Strings to collect data from portfolio companies and store critical valuation inputs. The fees, compensation and other amounts received by 73 Strings in connection with such services provided to Clients will not offset the management fee payable by Client investors and will not otherwise be shared with Client investors.

In addition, Blackstone acquired a minority interest in Corebridge, and in connection therewith has entered into a long-term asset management partnership with certain subsidiaries and/or affiliates of Corebridge to serve as the exclusive external manager with respect to certain asset classes within their investment portfolio, for compensation. While Blackstone will not control Corebridge, the aforementioned investment in Corebridge and asset management arrangements could incentivize Blackstone to cause (and Blackstone will benefit indirectly from causing) the Fund and/or its portfolio companies to engage Corebridge or its affiliates (including Corebridge Financial, Inc. and its other affiliates and subsidiaries) to provide various services and engage in other transactions and otherwise present conflicts of interests as a result of Blackstone’s interest and relationship therewith.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).

In connection with such relationships, Blackstone Credit & Insurance and, if required by applicable law, the Board of Trustees, will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include Blackstone Credit & Insurance’s experience with non-affiliated service providers, benchmarking data and other methodologies determined by Blackstone Credit & Insurance to be appropriate under the circumstances (i.e., rates that fall within a range that Blackstone Credit & Insurance has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms and in certain circumstances, is expected to be in the top of the range). In respect of benchmarking, while Blackstone Credit & Insurance often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone Credit & Insurance affiliates in the applicable market or certain similar markets, relevant comparisons would not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets could receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset by asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Fund (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Firm-affiliated service providers that are the subject of the benchmarking analysis or to obtain detailed information about pricing of a service comparable to that being provided to the Fund from third-party service providers if such service providers anticipate that Blackstone will not in fact engage their services. For these reasons, such market comparisons would not necessarily result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Fund, Other Clients and their respective portfolio companies and will not reduce the management fees. Finally, in certain circumstances Blackstone Credit & Insurance may determine that third-party benchmarking is unnecessary, including in circumstances where the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because in Blackstone Credit & Insurance’s view no comparable service provider offering such good or service (or an insufficient number of comparable service providers for a reasonable comparison) exists or because Blackstone Credit & Insurance has access to adequate market data (including from third-party clients of the Firm-affiliated service provider that is the subject of the benchmarking analysis) to make the determination without reference to third-party benchmarking. For example, in certain circumstances a Firm-affiliated service provider or a portfolio company service provider could provide services to third parties, in which case if the rates charged to such third parties are consistent with the rates charged to the Fund, Other Clients and their respective portfolio companies, then a separate benchmarking analysis of such rates is not expected to be prepared. Some of the services performed by Firm-affiliated service providers could also be performed by the Firm from time to time and vice versa. Fees paid by the Fund or its portfolio companies to or value created in Firm affiliated service providers or vendors do not reduce the management fee. These conflicts related to Firm-affiliated service providers will not necessarily be resolved in favor of the Fund, and shareholders might not be entitled to receive notice or disclosure of the occurrence of these conflicts.

Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work could vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), Blackstone Credit & Insurance and/or Blackstone or their respective affiliates (including personnel) potentially will pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, Blackstone Credit & Insurance and its affiliates have a longstanding practice of not entering into any arrangements with advisers or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, it is possible that certain advisers and service providers will provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their portfolio companies, although such advisers and service providers would not be considered employees of Blackstone or Blackstone Credit & Insurance. Similarly, Blackstone, Blackstone Credit & Insurance, each of their respective affiliates, the Fund, the Other Clients and/or their portfolio companies, can enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) whereby such counterparty would charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate.

In addition, investment banks or other financial institutions, as well as certain Blackstone employees, are expected to also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Transactions with Portfolio Companies. The Firm and portfolio companies of the Fund and Other Clients operate in multiple industries and provide products and services to or otherwise contract with the Fund and its portfolio companies, among others. In the alternative, the Firm could form a joint venture with such a company to implement such referral arrangement. For example, such arrangements could include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Fund, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data services, consulting services, brokerage services, sustainability and clean energy consulting services, insurance procurement, placement, brokerage and consulting services, and other services) to portfolio companies of the Fund (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Fund and Other Clients and their respective portfolio companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to the Fund or portfolio companies of the Fund or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Fund or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as cash payments, additional equity ownership, participation in revenue share and/or milestones benefiting the referring or introducing party that are tied or related to participation by the portfolio companies of the Fund and/or of Other Clients, accruing to the party making the introduction (e.g., personnel of Blackstone, including the Advisers’ investment professionals). Such joint venture or business could use data obtained from such portfolio companies (see “—Data” elsewhere herein). The Fund and the shareholders typically will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Fund and its portfolio companies. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fees payable to the Adviser. There could, however, be instances in which the applicable arrangements provide that the Fund or its portfolio companies share in some or all of any resulting financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Fund or one of its portfolio companies is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) could be similarly shared with the participating Other Clients or their respective portfolio companies.

The Firm is also permitted to enter into commercial relationships with third-party companies, including those in which the Fund considered making an investment (but ultimately chose not to pursue). For example, the Firm could enter into an introducer engagement with such company, pursuant to which the Firm introduces the Fund to unaffiliated third parties (which can include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. This creates a conflict of interest because, even though the Firm could benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Fund for Broken Deal Expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fees payable to the Adviser and otherwise described herein.

Additionally, the Firm or an affiliate is expected to hold equity or other investments in companies or businesses (even if they are not “affiliates” of the Firm) that provide services to or otherwise contract with portfolio companies. Blackstone and Blackstone Credit & Insurance have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or Blackstone Credit & Insurance reserves the right to also make referrals and/or introductions to portfolio companies (which could result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or Blackstone Credit & Insurance that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from portfolio companies of the Fund and/or portfolio companies of Other Clients. These arrangements are expected to be entered into without the consent or direct involvement of the Fund. The Fund and the shareholders will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit & Insurance as a result of these relationships and/or participation by portfolio companies.

With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm is permitted to negotiate and execute agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm can be expected to use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.

Related Party Leasing. Subject to applicable law, the Fund and its portfolio companies may lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to, but might not always, be at market rates. Blackstone can be expected to confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of the market given the scale of Blackstone’s real estate business. Blackstone will nonetheless have conflicts of interest in making these determinations, and with regard to other decisions related to such assets and investments. There can be no assurance that the Fund and its portfolio companies will lease to or from any such related parties on terms as favorable to the Fund and its portfolio companies as would apply if the counterparties were unrelated.

Cross-Guarantees and Cross-Collateralization. While Blackstone Credit & Insurance generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Fund other than alternative investment vehicles and/or the Other Clients could require or prefer facing only one fund entity or group of entities, which might result in any of the Fund, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable governing documents thereof), which in each case could result in the Fund, such Other Clients, such portfolio companies and portfolio companies, and/or vehicles entering into a back-to-back or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms could be available through a cross-collateralized arrangement, but it is not expected that any of the Fund or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis such third-party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Fund losing its interests in otherwise performing investments due to poorly performing or non-performing investments of Other Clients in the collateral pool.

Similarly, a lender could require that it face only one portfolio company of the Fund and Other Clients, even though multiple portfolio companies of the Fund and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) portfolio companies of the Fund and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount can vary depending upon the type of financing or refinancing (e.g., cushions for refinancings could be smaller)). The portfolio companies of the Fund and Other Clients benefiting from a financing may enter into a back-to-back or other similar reimbursement agreements whereby each agrees that no portfolio company bears more than its pro rata portion of the debt and related obligations. It is not expected that the portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata share of any financing.

Joint Venture Partners. The Fund reserves the right to enter into one or more joint venture arrangements with third-party joint venture partners. Investments made with joint venture partners will often involve performance-based compensation and other fees payable to such joint venture partners, as determined by the Advisers in their sole discretion. The joint venture partners could provide services similar to those provided by the Advisers to the Fund. Yet, no compensation or fees paid to the joint venture partners would reduce the management fees payable by the Fund. Additional conflicts would arise if a joint venture partner is related to the Firm in any way, such as a limited partner investor in, lender to, a shareholder of, or a service provider to the Firm, the Fund, Other Clients, or their respective portfolio companies, or any affiliate, personnel, officer or agent of any of the foregoing and there is no assurance that any such conflicts would be resolved in favor of the Fund.

Diverse Shareholder Group. The Fund’s shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Advisers and Blackstone Credit & Insurance that may participate in the same investments as the Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments. As a consequence, conflicts of interest may arise in connection with the decisions made by the Advisers or Blackstone Credit & Insurance, including with respect to the nature or structuring of investments that may be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions, such as credit investments that, by consequence of the exercise of remedies related to such investments, adversely impact equity-like investments in respect of those same issuers. In selecting and structuring investments appropriate for the Fund, the Advisers or Blackstone Credit & Insurance will consider the investment and tax objectives of the Fund and the shareholders (and those of investors in other investment vehicles managed or advised by the Advisers or Blackstone Credit & Insurance) as a whole, not the investment, tax or other objectives of any shareholder individually.

In addition, certain shareholders also may be investors in Other Clients, including supplemental capital vehicles and co-investment vehicles that invest alongside the Fund in one or more investments, consistent with applicable law and/or any applicable SEC-granted exemptive order. Shareholders also might include affiliates of the Firm, such as Other Clients, affiliates of portfolio companies of the Fund or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons may also invest in the Fund through the vehicles established in connection with the Firm’s side-by-side co-investment rights, subject to applicable law, in each case, without being subject to management fees, and shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Fund as shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm could have the ability to influence, directly or indirectly, these Firm related shareholders.

It is also possible that the Fund or its portfolio companies will be a counterparty (such counterparties dealt with on an arm’s-length basis) or participant in agreements, transactions or other arrangements with a shareholder or an affiliate of a shareholder. Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns. Such shareholders described in the previous sentences may therefore have different information about the Firm and the Fund than shareholders not similarly positioned. In addition, conflicts of interest may arise in dealing with any such shareholders, and the Advisers and their affiliates may not be motivated to act solely in accordance with its interests relating to the Fund. Similar information disparity could occur as a result of shareholders monitoring their investments in vehicles such as the Fund differently. For example, certain shareholders may periodically request from the Advisers information regarding the Fund, its investments and/or portfolio companies that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all shareholders. In such circumstances, the Advisers are permitted to provide such information to such shareholders, subject to applicable law and regulations. Unless required by applicable law, the Advisers will not be obligated to affirmatively provide such information to all shareholders (although the Advisers will generally provide the same information upon request and treat shareholders equally in that regard). As a result, certain shareholders may have more information about the Fund than other shareholders, and, unless required by applicable law, the Advisers will have no duty to ensure all shareholders seek, obtain or process the same information regarding the Fund, its investments and/or portfolio companies. Therefore, certain shareholders may be able to take actions on the basis of such information which, in the absence of such information, other shareholders do not take. Furthermore, at certain times the Firm may be restricted from disclosing to the shareholders material non-public information regarding any assets in which the Fund invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests with the Fund. In addition, investment banks or other financial institutions, as well as Firm personnel, may also be shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Fund, and may receive information about the Fund and its portfolio companies in their capacity as a service provider or vendor to the Fund and its portfolio companies. Further, shareholders with different domiciles or tax categorizations could receive different investment returns or amounts of tax basis and/or pay different levels of expenses, e.g., based on tax savings or ownership of “blocker” or other structures used to facilitate their investments in the Fund.

Possible Future Activities. The Firm and its affiliates are expected to expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who might hold or might have held investments similar to those intended to be made by the Fund. These clients could themselves represent appropriate investment opportunities for the Fund or could compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.

The 1940 Act may limit the Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with the Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.

Blackstone has received an exemptive order that permits the Fund and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions.

Shareholders’ Outside Activities. A shareholder shall be entitled to and can be expected to have business interests and engage in activities in addition to those relating to the Fund, including business interests and activities in direct competition with the Fund and its portfolio companies, and can engage in transactions with, and provide services to, the Fund or its portfolio companies (which will, in certain circumstances, include providing leverage or other financing to the Fund or its portfolio companies as determined by the Advisers in their sole discretion). None of the Fund, any shareholder or any other person shall have any rights by virtue of the Fund’s operative documents or any related agreements in any business ventures of any shareholder. The shareholder, and in certain cases the Advisers, will have conflicting loyalties in these situations.

Insurance. The Advisers will cause the Fund to purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board of Trustees against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Fund and one or more of the Other Clients, the Advisers, Blackstone Credit & Insurance and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any), portfolio entities and other indemnified parties). The Advisers will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Advisers, Blackstone Credit & Insurance and/or Blackstone on a

fair and reasonable basis, subject to approval by the Board of Trustees, and may revise allocations should they determine subsequently that such forward adjustments are necessary or advisable.

Technological and Scientific Innovations. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the Fund’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular portfolio company might not have been foreseeable at the time the Fund made such investment and could adversely impact the Fund and/or its portfolio companies. Furthermore, Blackstone Credit & Insurance could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of the Advisers may trade in securities for their own accounts, subject to restrictions and reporting requirements as required by law or the Firm’s policies, or otherwise determined by the Advisers. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Advisers may take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that may have the potential to conflict with their duties to the Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Advisers could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.

Restrictive Covenants; Restrictions on Company Activities. Subject to applicable law and the terms of the Fund’s co-investment exemptive relief, Blackstone, the Fund, Other Clients, joint venture partners and/or their respective portfolio entities and affiliates can be expected to enter into covenants that restrict or otherwise limit the ability of Blackstone, the Fund, Other Clients, joint venture partners and/or their respective portfolio entities and affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets. Blackstone, the Fund, an Other Client, a joint venture partner and/or their respective portfolio entities and affiliates could have entered into a non-compete agreement or other undertaking in connection with a purchase, sale or other transaction, including, without limitation, that Blackstone, the Fund, Other Clients, joint venture partners and/or their respective portfolio entities and affiliates will not make investments or otherwise engage in any business or activity if such investment, business or activity could adversely affect or materially delay obtaining regulatory or other approvals in connection with any such purchase, sale or other transaction. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. See also “—Multiple Blackstone Business Lines” herein.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of April 27, 2026, the beneficial ownership of each current Trustee, the Fund’s executive officers and the executive officers and Trustees as a group. We are not aware of any person that beneficially owns 5% or more of the outstanding voting shares. Percentage of beneficial ownership is based on 2,005,255,347 Common Shares outstanding as of April 27, 2026.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Type of Ownership	Number(2)	Percentage
Interested Trustees
Brad Marshall	Record/Beneficial	302,213	*
Vikrant Sawhney	Record/Beneficial	98,526	*
Independent Trustees
Robert Bass	Record/Beneficial	8,663	*
Tracy Collins	—	—	—
Vicki L. Fuller	Record/Beneficial	869	*
James F. Clark	Record/Beneficial	22,944	*
Michelle Greene	—	—	—
Executive Officers Who Are Not Directors(1)
Jonathan Bock	—	—	—
Carlos Whitaker	Record/Beneficial	35,457	*
Teddy Desloge	Record/Beneficial	5,712	*
Katherine Rubenstein	Record/Beneficial	4,473	*
Matthew Alcide	—	—	—
William Renahan	—	—	—
Stacy Wang	—	—	—
Lucie Enns	—	—	—
All Trustees and Executive Officers as a Group (15 persons)		478,857	*

*	Less than 1%.
(1)	The address for all of the Fund’s officers and Trustees is c/o Blackstone Private Credit Strategies LLC, 345 Park Avenue, New York, NY 10154.
(2)	Includes Shares beneficially owned indirectly through a feeder fund of the Fund, the share counts of which are estimates based on available information.

DISTRIBUTIONS

We have declared distributions each month beginning in January 2021 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our tax treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt income. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class I, Class S and Class D shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares).

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares.

From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board of Trustees.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreements and Administration Agreements.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We have elected to be treated, and intend to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, we must distribute to our shareholders in each taxable year at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt income for that taxable year. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”

When issuing senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 2,005,255,347 shares were outstanding as of April 27, 2026, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to distributions, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. We do not intend for the Common Shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our Common Shares. No Common Shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

None of our Common Shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of April 27, 2026
Class I	Unlimited	—	1,380,208,972
Class S	Unlimited	—	600,611,489
Class D	Unlimited	—	24,434,886

Common Shares

Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such Common Shares or redeem any outstanding Common Shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case where the number of nominees for trusteeships exceeds the number of Trustees to be elected, in which case a majority of all votes cast shall be required to elect such nominee.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Advisers, Blackstone, Blackstone Credit & Insurance or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, if (i) a participating intermediary no longer offers Class S or Class D shares or (ii) a holder of Class S or Class D shares exits a relationship with a participating intermediary for this offering and does not enter into a new relationship with a participating intermediary for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Advisers or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to Common Shares and before any purchase of Common Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any Trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a Trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a Trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an Independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the Trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on February 11, 2020, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of Common Shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Board of Trustees is divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Advisers or any of their affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Advisers may purchase assets in their own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Advisers; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Advisers apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Advisers, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Advisers or any of their affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Advisers or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Advisers or any of their affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Advisers or any of their affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Advisers, the Advisers may not receive interest in excess of the lesser of the Advisers’ cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Advisers may not impose a prepayment charge or penalty in connection with such financing and the Advisers may not receive points or other financing charges. In addition, the Advisers will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons). Our Declaration of Trust provides that, notwithstanding the foregoing provision, any Trustee may be removed with or without cause upon the vote of a majority of then-outstanding Common Shares.

We have a total of seven members of our Board of Trustees, five of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. Our Board of Trustees is divided into three classes of Trustees serving staggered terms of three years each. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees.

Action by Shareholders

Our bylaws provide that shareholder action can be taken at an annual meeting or a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. The Fund expects to hold annual meetings. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our organizational documents provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Advisers, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;

•	remove the Adviser or the Sub-Adviser or appoint a new investment adviser or a new investment sub-adviser;

•	dissolve the Fund;

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	remove any Trustee with or without cause (provided the aggregate number of Trustees after such removal shall not be less than the minimum required by the Declaration of Trust).

Subject to the mandatory provisions of any applicable laws or regulations and subject to the other provisions of our Declaration of Trust, a plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient, without concurrence by our Board of Trustees, to elect a Trustee, provided that, in the case where the number of nominees for the trusteeships (or, if applicable, the trusteeships of a particular class of Trustees) exceeds the number of such Trustees to be elected, a majority of all votes cast shall be required to elect such nominee.

The purpose of requiring shareholders to give us advance notice of nominations and other business, as set forth in our bylaws, is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Advisers or the Board of Trustees may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	amend the Declaration of Trust except for amendments that would not adversely affect the rights of our shareholders;

•

except as otherwise permitted under the Investment Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by (a) the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to the occurrence of a listing of any class of our Common Shares on a national securities exchange and (b) the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of a listing of any class of our Common Shares on a national securities exchange.

Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of Trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.

Actions by the Board of Trustees Related to Merger, Conversion, Reorganization or Dissolution

The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Advisers or our Board of Trustees may not cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. Any shareholder may maintain a derivative action on behalf of the Fund. A “derivative” action does not include any derivative or other action arising under the U.S. federal securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Exclusive Delaware Jurisdiction

Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Fund, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Fund (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. The exclusive jurisdiction provisions shall not apply to claims, suits, actions or proceedings arising out of or relating to the federal or state securities laws or the rules and regulations thereunder.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•

which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the Declaration of Trust, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the Declaration of Trust and our dissolution;

•

which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•

in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the Declaration of Trust;

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or

•

unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Advisers. These reports will also be available on our website at www.bcred.com and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail.

You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website at www.bcred.com. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE

We expect to determine our NAV for each class of Common Shares each month as of the last day of each calendar month. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.

We conduct the valuation of our investments, upon which our NAV is based, at all times consistent with GAAP and the 1940 Act. We value our investments in accordance with ASC 820 and Rule 2a-5 under the 1940 Act, which defines fair value as the value of a portfolio investment for which market quotations are not readily available. A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market quotation for these investments existed, and these differences could be material.

Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. To assess the continuing appropriateness of pricing sources and methodologies, the Advisers regularly perform price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Advisers do not adjust the prices unless they have a reason to believe market quotations are not reflective of the fair value of an investment.

Where prices or inputs are not available or, in the judgment of the Board of Trustees, are not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available, are valued at fair value as determined in good faith by the Board of Trustees, based on, among other things, the input of the Advisers, the Audit Committee and independent valuation firms engaged on the recommendation of the Advisers and at the direction of the Board of Trustees. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. Our Board of Trustees may modify our valuation procedures from time to time.

The Board of Trustees undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, or are available but deemed not reflective of the fair value of an investment, which includes, among other procedures, the following:

•

The valuation process begins with each investment being preliminarily valued by the Advisers’ valuation team in conjunction with the Advisers’ investment professionals responsible for each portfolio investment;

•

In addition, independent valuation firms engaged by the Board of Trustees prepare quarter-end valuations of such investments except de minimis investments, as determined by the Advisers. The independent valuation firms provide a final range of values on such investments to the Board of Trustees and the Advisers. The independent valuation firms also provide analyses to support their valuation methodology and calculations;

•

The Advisers’ Valuation Committee reviews each valuation recommendation to confirm they have been calculated in accordance with the valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Advisers’ valuations are reasonable;

•	The Advisers’ Valuation Committee makes valuation recommendations to the Audit Committee;

•

The Audit Committee reviews the valuation recommendations made by the Advisers’ Valuation Committee, including the independent valuation firms’ quarterly valuations, and once approved, recommends them for approval by the Board of Trustees; and

•

The Board of Trustees reviews the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Audit Committee, the Advisers’ Valuation Committee and, where applicable, the independent valuation firms and other external service providers.

When we determine our NAV as of the last day of a month that is not also the last day of a calendar quarter, we intend to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Advisers’ valuation team will generally value such assets at the most recent quarterly valuation unless the Advisers determine that a significant observable change has occurred since the most recent quarter-end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Advisers determine such a change has occurred with respect to one or more investments, the Advisers will determine whether to update the value for each relevant investment using a range of values from an independent valuation firm, where applicable, in accordance with our valuation policy, pursuant to authority delegated by the Board of Trustees.

As part of the valuation process, we will generally take into account relevant factors in determining the fair value of our investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the portfolio company’s ability to make payments based on its earnings and cash flow, (ii) the estimated enterprise value of a portfolio company, (iii) the nature and realizable value of any collateral, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Board of Trustees, with the assistance of the Advisers, the Audit Committee and independent valuation firms, considers whether the pricing indicated by the external event corroborates its valuation.

Our most recently determined NAV per share for each class of shares will be available on our website: www.bcred.com. We will report our NAV per share as of the last day of each month on our website, www.bcred.com, generally within 20 business days of the last day of each month.

PLAN OF DISTRIBUTION

General

We are offering a maximum of $45,000,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Blackstone Securities Partners L.P., the Intermediary Manager, a registered broker-dealer affiliated with the Adviser. Because this is a “best efforts” offering, the Intermediary Manager must only use its best efforts to sell the Common Shares, which means that no underwriter, broker or other person will be obligated to purchase any Common Shares. The Intermediary Manager is headquartered at 345 Park Avenue, New York, NY 10154.

The Common Shares are being offered on a “best efforts” basis, which means generally that the Intermediary Manager is required to use only its best efforts to sell the Common Shares, and it has no firm commitment or obligation to purchase any of the Common Shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Intermediary Manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the Common Shares, shareholders will likely have limited ability to sell their Common Shares until there is a liquidity event for the Fund.

We are offering to the public three classes of Common Shares: Class I shares, Class S shares and Class D shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, Blackstone Credit & Insurance or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, if (i) a participating intermediary no longer offers Class S or Class D shares or (ii) a holder of Class S or Class D shares exits a relationship with a participating intermediary for this offering and does not enter into a new relationship with a participating intermediary for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Intermediary Manager. Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. If you are eligible to purchase all three classes of Common Shares, then in most cases you should purchase Class I shares because participating intermediaries will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other Common Share classes. However, Class I shares generally will not receive shareholder services. Investors should also inquire with their broker-dealer or financial representative about what additional fees may be charged or they may charge with respect to the share class under consideration or with respect to the type of account in which the shares will be held, as that is also an important consideration when selecting a share class. Neither the Intermediary Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

The number of Common Shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the Common Shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the Common Shares that we have registered. Although we have registered a fixed dollar amount of our Common Shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell Common Shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling Common Shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different purchase price per share because shareholder servicing and/or distribution fees differ with respect to each class.

Underwriting Compensation

We entered into an Intermediary Manager Agreement with the Intermediary Manager, pursuant to which the Intermediary Manager agreed to, among other things, manage our relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Intermediary Manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our Common Shares.

Upfront Sales Loads

Class I, Class S and Class D Shares. No upfront sales load will be paid with respect to Class I shares, Class S shares or Class D shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares.

Shareholder Servicing and/or Distribution Fees — Class S and Class D

The following table shows the shareholder servicing and/or distribution fees we pay the Intermediary Manager with respect to Class I, Class S and Class D shares on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees are paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class I shares	—%
Class S shares	0.85%
Class D shares	0.25%

Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

The shareholder servicing and/or distribution fees will be paid monthly in arrears. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/ or distribution fees charged. The Intermediary Manager will reallow (pay) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all Common Shares of each such class, including shares issued under our distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding the Fund, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fee that the broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

We or the Advisers may also pay directly, or reimburse the Intermediary Manager if the Intermediary Manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees). The Advisers and their affiliates, out of their own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain financial intermediaries in connection with the sale and servicing of Common Shares.

Limitations on Underwriting Compensation

We will cease paying the shareholder servicing and/or distribution fees on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) a merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Intermediary Manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Intermediary Manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).

Term of the Intermediary Manager Agreement

Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. The Intermediary Manager Agreement also may be terminated by vote of a majority of the Independent Trustees and a majority of the Trustees, who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or the Intermediary Manager Agreement or by vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Intermediary Manager or the Adviser. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).

Indemnification

To the extent permitted by law and our Declaration of Trust, we will indemnify the participating brokers and the Intermediary Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

In addition to this prospectus, we will use sales material in connection with the offering of Common Shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering and the past performance of the Advisers and their affiliates. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering Common Shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels and Special Discounts

We expect our Intermediary Manager to use multiple distribution channels to sell our Common Shares. These channels may charge different brokerage fees for purchases of our Common Shares. Our Intermediary Manager is expected to engage participating brokers in connection with the sale of the Common Shares of this offering in accordance with participating broker agreements.

Offering Restrictions

Notice to Non-U.S. Investors

The Common Shares described in this prospectus have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in this prospectus. To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of Common Shares.

Country-Specific Legends

Notice to Prospective Investors in the EEA

Following implementation of the AIFMD, which shall include all similar, implementing or supplementary measures, laws and regulations in each member state of the EEA (an “EEA Member State”), the offering or placement of Common Shares to or with investors domiciled or with a registered office in an EEA Member State (collectively, “European Investors”) may be restricted or prohibited under national law in that EEA Member State, or may be permitted only if the Advisers comply with certain procedural and substantive obligations, where applicable, including compliance with the conditions to register for marketing as provided for under Article 42 of the AIFMD. The inclusion of an offering legend in respect of any EEA Member State does not imply that an offering or placement of Common Shares has been or will be made to or with European Investors; any such offering or placement will be made only where: (i) this is permitted under national law; and (ii) the Advisers, if applicable, comply with all relevant procedural and substantive obligations relating to the offering or placement of Common Shares.

European Investors should be aware that the Advisers will not be required to comply with all of the requirements of the AIFMD with which an EEA Alternative Investment Fund Manager (“AIFM”) is otherwise required to comply. And such investors may not receive all the protections or benefits available under the AIFMD which would be afforded to an investor investing in a fund managed by an EEA AIFM.

AIFMD does not restrict a European Investor from investing in the Fund on its own initiative. The Advisers may accept any such investor into the Fund only if it is satisfied that it would not be in breach of any applicable law or regulation and that such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. If European Investors invest in the Fund on their own initiative, they will not receive the protections or benefits available under the AIFMD.

This prospectus is only made available to a European Investor which qualifies as a “Professional Client” under the EU Markets in Financial Instruments Directive (2014/65/EU). Accordingly, no key information document required by Regulation (EU) No 1286/2014 for offering or selling Common Shares in the Fund or otherwise making them available to retail investors in the EEA has been prepared.

Notice to Prospective Investors in the United Kingdom

The Fund is an unregulated collective investment scheme as defined in the Financial Services and Markets Act 2000 (“FSMA 2000”) of the U.K. The Fund has not been authorized, or otherwise recognized or approved by the U.K. Financial Conduct Authority (“FCA”) and, as an unregulated scheme, it accordingly cannot be promoted in the U.K. to the general public.

In the U.K., the contents of this prospectus have not been approved by an authorized person within the meaning of Section 21 of FSMA 2000. Approval is required unless an exemption applies under Section 21 of FSMA 2000. Reliance on this prospectus for the purpose of engaging in any investment activity may expose an individual to a significant risk of losing all the property or other assets invested. This prospectus is exempt from the general restriction in Section 21 of FSMA 2000 on the communication of invitations or inducements to engage in investment activity on the grounds that it is communicated in the U.K. only to restricted categories of recipients, namely: (i) persons believed on reasonable grounds to fall within one of the categories of “investment professionals” as defined in article 19(5) of the FSMA 2000 (Financial Promotion) Order 2005 (the “Promotion Order”); (ii) persons believed on reasonable grounds to be “High Net Worth Companies, Unincorporated Associations, etc.” within the meaning of Article 49 of the Promotion Order; (iii) persons who are “Certified Sophisticated Investors” as described in Article 50 of the Promotion Order, namely persons who hold a current certificate signed by an authorized person to the effect that the person is sufficiently knowledgeable to understand the risks associated with that description of investment and who have signed a statement in the form prescribed by the Promotion Order not more than twelve months prior to the date of this prospectus; (iv) persons to whom this prospectus may otherwise lawfully be provided in accordance with FSMA 2000, and the Promotion Order (as amended); and (v) if communicated by a firm authorized by the FCA, to persons who fall within the exemptions set out in rule 4.12B.7(5) of the FCA’s Conduct of Business Sourcebook. Any person who is in any doubt about the investment to which this prospectus relates should consult an authorized person specialized in advising on investments of the kind in question. Transmission of this prospectus to any other person in the U.K. is unauthorized and may contravene FSMA 2000.

This prospectus is only made available to a U.K. investor which qualifies as a “Professional Client” under the U.K. Markets in Financial Instruments Regulation (600/2014). Accordingly, no key information document required by Regulation (EU) No 1286/2014 (as retained into U.K. law by the European Union (Withdrawal) Act 2018) for offering or selling Common Shares in the Fund or otherwise making them available to retail investors in the U.K. has been prepared.

Notice to Prospective Investors in Switzerland

The Fund has not been and will not be approved by or registered with the Swiss Financial Market Supervisory Authority (“FINMA”) as a non-swiss collective investment scheme pursuant to article 120 of the Swiss Collective Investment Schemes Act of 23 June 2006, as amended (“CISA”). This prospectus (including any accompanying supplement) and any other offering or marketing material relating to the Fund or the Common Shares has been prepared without regard to the disclosure standards for prospectuses under the Swiss Financial Services Act of 15 June 2018, as amended (“FINSA”) and therefore does not constitute a prospectus within the meaning of the CISA or the FINSA. The Common Shares will not be listed or admitted to trading on any trading venue in Switzerland.

The Common Shares will be marketed and offered in or into Switzerland exclusively to qualified investors within the meaning of article 10(3) and (3ter) CISA (“Qualified Investors”). This prospectus (including any accompanying supplement) and any other offering or marketing material relating to the Fund or the Common Shares may be distributed or made available in or into Switzerland only to Qualified Investors. Acquirers of the Common Shares (investors) do not benefit from the investor protection afforded to investors in interests in collective investment schemes under the CISA or supervision by FINMA.

Neither this prospectus (including any accompanying supplement) nor any other offering or marketing material relating to the Fund or the Common Shares has been or will be filed with or approved by any Swiss regulatory authority. In particular, this prospectus has not been and will not be reviewed or approved by a Swiss Review Body pursuant to article 51 FINSA.

Notice to Prospective Investors in Hong Kong

The contents of this prospectus have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this prospectus, you should obtain independent professional advice.

The Fund or the issue of this prospectus has not been authorized by the Securities and Futures Commission in Hong Kong pursuant to the Securities and Futures Ordinance (Cap. 571 of the laws of Hong Kong) (the “SFO”). The Common Shares have not been and will not be offered or sold in Hong Kong by means of any prospectus, other than (a) to “Professional Investors” as defined in the SFO and any rules made under that Ordinance; or (b) in other circumstances which do not constitute an offer or invitation to the public within the meaning of the SFO.

Notice to Prospective Investors in Singapore

The offer or invitation of the Common Shares, which is the subject of this prospectus, does not relate to a collective investment scheme which is authorized under Section 286 of the Securities and Futures Act 2001 of Singapore (the “SFA”) or recognized under Section 287 of the SFA. The Fund is not authorized or recognized by the Monetary Authority of Singapore (the “MAS”), and the Common Shares are not allowed to be offered to the retail public.

This prospectus and any other document or material issued in connection with the offer or sale is not a prospectus as defined in the SFA. Accordingly, statutory liability under the SFA in relation to the content of prospectuses does not apply, and you should consider carefully whether the investment is suitable for you.

This prospectus has not been registered as a prospectus with the MAS. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of Common Shares may not be circulated or distributed, nor may the Common Shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor (as defined in Section 4A(1)(c) of the SFA) under Section 304 of the SFA, (ii) to a relevant person (which includes an “accredited investor”) pursuant to Section 305(1), or any person pursuant to Section 305(2), and in accordance with the conditions specified in Section 305 of the SFA, and, where applicable, the conditions specified in Regulation 3 of the Securities and Futures (Classes of Investors) Regulations 2018, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the Common Shares are subscribed or purchased under Section 305 of the SFA by a relevant person which is:

(a) a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

securities (as defined in Section 2(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the Common Shares pursuant to an offer made under Section 305 of the SFA except:

(a) to an institutional investor or to a relevant person defined in Section 305(5) of the SFA, or to any person arising from an offer referred to in Section 275(1A) or Section 305A(3)(c)(ii) of the SFA;

(b) where no consideration is or will be given for the transfer;

(c) where the transfer is by operation of law;

(d) as specified in Section 305A(5) of the SFA; or

(e) as specified in Regulation 36A of the Securities and Futures (Offers of Investments) (Collective Investment Schemes) Regulations 2005 of Singapore.

Notice to Prospective Investors in Israel

This prospectus is directed at and intended for investors that fall within at least one category of the first schedule of the Israeli Securities Law, 1968 (“Israeli Securities Law” and “Sophisticated Investors,” respectively). The Common Shares described in this prospectus have not been registered and are not expected to be registered under the Israeli Securities Law or under the Israeli Joint Investment Trust Law, 1994.

No action has been or will be taken in Israel that would permit a public offering of the Common Shares in Israel and this prospectus has not been approved by the Israel Securities Authority. Accordingly, the Common Shares will only be sold in Israel to Sophisticated Investors and to no more than 35 Non-Sophisticated Investors during any given 12-month period, and will only be offered and sold in Israel pursuant to applicable private placement exemption.

Without derogation from the above, this prospectus is not intended to serve, and should not be treated as Investment Advice as defined under the Regulation of Investment Advice, Investment Marketing and Investment Portfolio Management Law, 1995 (“Investment Advice Law”). Accordingly, the content of this prospectus does not replace and should not serve as substitution for investment advice services that take into account the special characteristics and needs of each investor.

None of the Fund, the Adviser, or the Intermediary Manager is licensed under the Investment Advice Law and neither of them maintain an insurance as required under such law. It is the responsibility of any prospective investor wishing to purchase shares to satisfy himself as to the full observance of the laws of Israel in connection with any such purchase, including obtaining any governmental or other consent, if required.

Notice to Prospective Investors in Mexico

The offering of Common Shares made pursuant to this prospectus does not constitute a public offering of securities under Mexican law and therefore is not subject to obtaining the prior authorization of the Mexican National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores, “CNBV”) or the registration of Common Shares of the Fund with the Mexican National Registry of Securities (Registro Nacional de Valores). The Common Shares described herein will only be offered and sold in Mexico pursuant to applicable private placement exemptions to “Institutional Investors” or “Qualified Investors” as set forth under Article 8 of the Mexican Securities Market Law (Ley del Mercado de Valores). The offering materials may not be publicly distributed in Mexico and the Common Shares described herein may not be subject of brokerage activities in Mexico. The CNBV nor any other authority has not approved, reviewed, commented, or disapproved the information contained in this prospectus, nor its completeness, truthfulness or accuracy.

Notice to Prospective Investors in Chile

This offer is subject to Norma de Caracter General N° 336 issued by the Comisión para el Mercado Financiero (“CMF”) and commenced on August 31, 2016. This offer is on Common Shares not registered in the

Registry of Securities or in the Registry of Foreign Securities of the CMF, and therefore, it is not subject to the CMF oversight. The issuer is under no obligation to provide information on the Common Shares in Chile. These Common Shares cannot be subject of a public offering if not previously registered in the pertinent Registry of Securities.

Esta oferta se realiza conforme a la Norma de Carácter General N° 336 de la CMF y ha comenzado en la fecha de este 31 agosto 2016. Esta oferta versa sobre valores no inscritos en el Registro de Valores o en el Registro de Valores extranjeros que lleva la CMF y en consecuencia, estos valores no están sujetos a su fiscalización. No existe de parte del emisor obligación de entregar en Chile información pública respecto de estos valores. Estos valores no podrán ser objeto de oferta pública mientras no sean inscritos en el Registro de Valores correspondiente.

Notice to Prospective Investors in the People’s Republic of China

This prospectus and the related subscription agreement documents do not and are not intended to constitute a sale, an offer to sell or a solicitation of an offer to buy, directly or indirectly, any securities in the People’s Republic of China (excluding Taiwan, the Special Administrative Region of Hong Kong and the Special Administrative Region of Macao, the “PRC”).

This prospectus or any invitation or related subscription agreement documents have not been and will not be filed with or approved by the China Securities Regulatory Commission or any other regulatory authorities or agencies of the PRC pursuant to relevant securities-related or other laws and regulations and may not be distributed, transmitted or used in connection with any offer for subscription or sale of the Common Shares of the Fund within the PRC through a public offering or in circumstances which require an examination or approval of or registration with any securities or other regulatory authorities or agencies in the PRC unless otherwise in accordance with the laws and regulations of the PRC. The Common Shares in the Fund shall not be distributed, offered, delivered or sold, directly or indirectly, within the territory of the PRC, to any person or entity, unless such person or entity has obtained the necessary and appropriate approvals and/or has filed with the relevant PRC authorities in accordance with applicable PRC laws and regulations.

Notice to Prospective Investors in Taiwan

The Fund has not been and will not be registered with the Financial Supervisory Commission of Taiwan, R.O.C. (“Taiwan”) pursuant to applicable securities laws and regulations and any sale of the Common Shares of the Fund in Taiwan shall be in compliance with the local legal requirements and restrictions. There are restrictions on the offering, issue, distribution, transfer, sale or resale of the Common Shares in Taiwan, either through a public offering or private placement. The Common Shares cannot be sold, issued or publicly offered in Taiwan without prior approval from or registration with the Financial Supervisory Commission of Taiwan pursuant to applicable laws. No person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the Common Shares.

Notice to Prospective Investors in Argentina

This prospectus does not constitute an invitation to buy or a solicitation of an offer to sell securities or any other products or services in Argentina and the Common Shares in the Fund are not and will not be offered or sold in Argentina, by means of a public offer of securities, as such term is defined under Section 2 and 83 of Argentine Securities Law 26,831. No application has been or will be made the Argentine Comisión Nacional de Valores, the Argentine securities governmental authority, to publicly offer the Fund or the Common Shares thereof in Argentina. This prospectus is being supplied or made available only to those investors who have expressly requested them in Argentina or used in connection with an offer to sell or a solicitation of an offer to buy in Argentina except in circumstances that do not constitute a public offering or distribution under

Argentinean laws and regulations. This prospectus is strictly confidential and may not be distributed to any legal or natural person or entity other than the intended recipients thereof.

Notice to Prospective Investors in the Cayman Islands

This is not an offer to the public in the Cayman Islands to subscribe for the Common Shares, and applications originating from the Cayman Islands will only be accepted from Cayman Islands exempted companies, Cayman Islands limited liability companies, trusts registered as exempted in the Cayman Islands, Cayman Islands exempted limited partnerships, or companies incorporated in other jurisdictions and registered as foreign companies in the Cayman Islands, limited partnerships formed in other jurisdictions and registered as foreign limited partnerships in the Cayman Islands, high net worth persons (as defined below) or sophisticated persons (as defined below), in each case in the sole determination and at the discretion of the Fund.

A “high net worth person” means: (i) an individual whose net worth is at least KYD $800,000 (c. USD $1,000,000) or its equivalent in any other currency; or (ii) any person that has total assets of at least KYD $4,000,000 (c. USD $5,000,000) or its equivalent in any other currency.

A “sophisticated person” includes a person who: (i) by virtue of knowledge and experience in financial and business matters is determined by the Fund as capable of evaluating the merits of the proposed investment; and (ii) invests in the Fund at least KYD $80,000 (c. USD $100,000) or its equivalent in any other currency.

Notice to Prospective Investors in Anguilla

The Fund is managed by Blackstone Private Credit Strategies LLC and Blackstone Credit BDC Advisors LLC and is not registered or recognised under the laws of Anguilla. It is your responsibility to be aware of the applicable laws and regulations of your country of residence regarding investments in the Fund including possible tax consequences.

Notice to Prospective Investors in the Philippines

The Common Shares will be offered in the Philippines only pursuant to exemptions from registration requirements under the Securities Regulation Code (the “SRC”). Accordingly, securities may not be offered or sold or made the subject of an solicitation for subscription or purchase nor may this prospectus or any other document or material in connection with the offer or sale, or solicitation for subscription or purchase, of securities circulated or distributed whether directly or indirectly to any person in the republic of the Philippines except in a transaction that qualifies for such exemption under Section 10.1 of the SRC. The Common Shares being offered or sold have not been registered with the Philippine Securities and Exchange Commission under the SRC. Any future offer or sale thereof is subject to registration requirements under the SRC unless such offer or sale qualifies as an exempt transaction.

The Philippine Securities and Exchange Commission has not approved these Common Shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense and should be reported immediately to the Philippine Securities and Exchange Commission.

Notice to Prospective Investors in Saudi Arabia

Saudi Arabia – reverse solicitation only.

This prospectus and the information contained herein does not constitute and is not intended to constitute an offer of securities and accordingly should not be construed as such. The Fund and any other products or services referenced in this prospectus may not be licensed or authorized for distribution in all jurisdictions, and unless otherwise indicated, no regulator or government authority has reviewed this document or the merits of the products and services referenced herein. This prospectus and the information contained herein has been made available at your exclusive own initiative in accordance with the restrictions and/or limitations implemented by any applicable laws and regulations. This prospectus is provided on a confidential basis for informational purposes only and may not be reproduced in any form. Before acting on any information in this prospectus, prospective investors should inform themselves of and observe all applicable laws, rules and regulations of any relevant jurisdictions and obtain independent advice if required. This document has been sent at the specific request of and is for the use of the named addressee only and should not be given, forwarded or shown to any other person (other than employees, agents or consultants in connection with the addressee’s consideration thereof).

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Intermediary Manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our Common Shares, shareholders may have difficulty selling their Common Shares if we choose to offer to repurchase only some, or even none, of the Common Shares that investors desire to have repurchased in a particular quarter, or if our Board of Trustees modifies or suspends the share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•

Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Intermediary Manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•

Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “Blackstone Private Credit Fund.” For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Intermediary Manager. For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.

•

By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the Common Shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).

For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available on our website at www.bcred.com generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that NAV and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

Investors are required to provide certain personal information to us in order to establish or maintain an account. If (i) an investor does not provide such information, (ii) we are unable to confirm any such information is true and correct including, without limitation, verification of your identity (or that of another person(s) authorized to act on your behalf), or (iii) we believe we have identified potential criminal activity, we reserve the right to take certain action, including not opening an account or closing the account and repurchasing the Common Shares or otherwise.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy Common Shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (TOD), designation on your Common Shares purchased in this offering. A TOD designation transfers the ownership of the Common Shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the Common Shares. If you would like to place a TOD designation on your Common Shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you purchase in our primary offering will be automatically invested in additional Common Shares of the same class. The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such Common Shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•

On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Intermediary Manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.

•

Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for Common Shares purchased with that effective date.

•	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.

•

Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 844-702-1299.

•

You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, www.bcred.com, including supplements to the prospectus.

Our NAV may vary significantly from one month to the next. Through our website at www.bcred.com, you will have information about the most recently available NAV per share.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new Common Shares and repurchase outstanding Common Shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM

We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our Common Shares. As a result, if you purchase our Common Shares, your ability to sell your Common Shares will be limited.

We have implemented a share repurchase program under which, at the discretion of our Board of Trustees, we may repurchase, in each quarter, up to 5% of the NAV of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. Upon a determination by the Board of Trustees to (i) suspend the share repurchase program or (ii) materially modify our share repurchase program in a manner that reduces liquidity available to our shareholders, our share repurchase program requires the Board of Trustees to consider, at least quarterly, whether continuing to restrict repurchases or resuming the share repurchase program at the Fund level would be in the best interest of the Fund and our shareholders. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. Additionally, pursuant to Rule 23c-1(a)(10) under the 1940 Act, the Fund may also repurchase its outstanding Common Shares outside of the share repurchase program. All Common Shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, we expect to repurchase Common Shares pursuant to tender offers using a purchase price equal to the NAV per share as of the Valuation Date, except that Common Shares that have not been outstanding for at least one year will be subject to an Early Repurchase Deduction. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Valuation Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived from time to time, as discussed below. Shareholders who are exchanging a class of our Common Shares for an equivalent aggregate NAV of another class of our Common Shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Deduction. In addition, the Fund’s Common Shares are sold to certain feeder vehicles, other registered investment companies, and certain other funds that hold the Fund’s Common Shares (either as a sole portfolio investment or as part of a multi-asset portfolio) and that in turn offer interests in such vehicles to investors. The Fund, in its discretion, may waive the Early Repurchase Deduction for such vehicles in appropriate circumstances including, but not limited to, the presence of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

We may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

•	repurchases resulting from death, qualifying disability or divorce;

•	in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance;

•	due to trade or operational error; or

•

repurchases of Common Shares submitted by certain investment vehicles (including feeder vehicles, registered investment companies or other investment funds), discretionary model portfolios and other similar arrangements, as approved by the Fund.

As set forth above, we may waive the Early Repurchase Deduction in respect of repurchase of Common Shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including Common Shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the Common Shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the Common Shares (through the repurchase of the Common Shares by us and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). We must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of Common Shares, the request to have the Common Shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.

You may tender all of the Common Shares that you own. If you are a participant in the Fund’s distribution reinvestment plan and tender Common Shares that you own, it will impact your participation in the distribution reinvestment plan—see “Distribution Reinvestment Plan.”

In the event the amount of Common Shares tendered exceeds the repurchase offer amount, Common Shares will be repurchased on a pro rata basis with priority for repurchase requests in the case of the death, disability or divorce of a shareholder. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase Common Shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase Common Shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our Board of Trustees will exercise its discretion to offer to repurchase Common Shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of Common Shares that you request to have repurchased. If we do not repurchase the full amount of your Common Shares that you have requested to be repurchased, or we determine not to make repurchases of our Common Shares, you will likely not be able to dispose of your Common Shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of Common Shares under the share repurchase program.

The Fund will repurchase Common Shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase Common Shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Common Shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: www.bcred.com. However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of Common Shares in the tender offer when you make your decision whether to tender your Common Shares.

Repurchases of Common Shares from shareholders by the Fund will be paid in cash pursuant to a promissory note after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Common Shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Common Shares. All Common Shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations we have not established any limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer Common Shares than described above, or none at all.

In the event that any shareholder fails to maintain the minimum balance of $500 of our Common Shares, we may repurchase all of the Common Shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.

Payment for repurchased Common Shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Common Shares.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional Common Shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our Common Shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.

If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of Common Shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred Common Shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the distribution reinvestment plan subsequent to the expiration of the tender offer will be considered part of the participant’s request to tender its Common Shares in full, and such shareholder’s participation in the distribution reinvestment plan will be terminated as of the Valuation Date of the applicable tender offer. If a participant in the distribution reinvestment plan elects to tender a portion of its Common Shares, such shareholder will remain a participant in the distribution reinvestment plan with respect to such shareholder’s Common Shares that are not repurchased (even if they are Common Shares that such shareholder requested for repurchase). Any distributions to be paid to such shareholder on or after the Valuation Date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your Common Shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such Common Shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the BDC’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)

is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any Eligible Portfolio Company controlled by the BDC.

(3)

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)

Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the BDC already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to elsewhere in this prospectus, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.

Warrants

Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would equal at least 150% immediately after each such issuance. On August 26, 2020, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we are required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We are also permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

We have established asset based credit facilities and may establish future facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. Our existing financing facilities bear, and it is anticipated that any future credit facilities will bear interest at floating rates at to be determined spreads over SOFR or another reference rate. Shareholders indirectly bear the costs associated with any borrowings under a credit facility or otherwise, including increased management fees payable to the Adviser as a result of such borrowings. Our current credit facilities require us, and future lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We also issued unsecured bonds and may have additional bond offerings in the future.

We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule 18f-4, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.

We have also created leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle and may enter into other debt securitizations in the future. Debt securitizations (including in CLOs) are a form of secured financing, which would generally be consolidated on our financial statements and subject to our overall asset coverage requirement. There can be no assurance that we will be able to obtain a CLO debt securitization on favorable terms or at all or that any such financing will benefit our investment performance. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics

We and the Advisers have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The codes of ethics are available on the SEC’s website at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Affiliated Transactions

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Advisers. The Proxy Voting Policies and Procedures of the Advisers are set forth below. The guidelines are reviewed periodically by the Advisers, and, accordingly, are subject to change.

As investment advisers registered under the Advisers Act, the Advisers have a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to their own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

The Advisers’ policies and procedures are reasonably designed to ensure that the Advisers vote proxies in the best interest of the Fund and addresses how they will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. The Advisers will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by their clients. Although the Advisers will generally vote against proposals that may have a negative impact on their clients’ portfolio securities, they may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Advisers. The Investment Committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Advisers may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that a vote is not the product of a conflict of interest, the Advisers will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund’s investment in a particular company.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling our toll-free, automated telephone line, 844-702-1299 or by making a written request for proxy voting information to: Chief Compliance Officer, Blackstone Private Credit Strategies LLC and Blackstone Credit BDC Advisors LLC, 345 Park Avenue, New York, NY 10154, (ii) on our website at www.bcred.com and (iii) on the SEC’s website at http://www.sec.gov.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the Exchange Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Our internet address is www.bcred.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our Common Shares as capital assets. A U.S. shareholder is a shareholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities that elect mark to market treatment, or persons that will hold our Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or any U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our Common Shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund has elected to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in clause 3(b) above).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to shareholders by the Fund of ordinary income and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional Common Shares will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional Common Shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the Common Shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or Exchange of Shares

Upon the sale, exchange or other disposition of our Common Shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Common Shares. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Common Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of Common Shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other disposition of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares.

From time to time, the Fund may offer to repurchase its outstanding Common Shares. Shareholders who tender all Common Shares of the Fund held, or considered to be held, by them (and do not own any preferred shares of the Fund) will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the repurchase of its Common Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Common Shares of the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount and Market Discount

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Furthermore, we have elected to amortize market discount and include such amounts in our taxable income on a current basis, instead of upon disposition of the applicable debt obligation. Because any original issue discount or market discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Shares in certain circumstances. Limits on the Fund’s payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of Common Shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions to foreign shareholders that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our Common Shares.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS

Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including, without limitation, an IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of such a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term Benefit Plan Investor is defined under the Plan Asset Regulations to include any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (b) “plan” as defined in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

In contemplating an investment in the Fund, each fiduciary of a Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Fund, the Advisers or any of their respective affiliates is a fiduciary with respect to such assets of the Plan.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any Common Shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any plan assets. Depending on the satisfaction of certain conditions which may include the identity of the Benefit Plan Investor fiduciary making the decision to acquire or hold the Common Shares on behalf of a Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 95-60 (relating to investments by an insurance company general account), PTCE 96-23 (relating to transactions directed by an in-house asset manager) or PTCE 90-1 (relating to investments by insurance company pooled separate accounts) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving the Common Shares. It is also possible that one of these exemptions could apply to some aspect of the acquisition or holding of such Common Shares, but not apply to some other aspect of such acquisition or holding. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of a Benefit Plan Investor considering acquiring and/or holding our Common Shares in reliance on these or any other exemption should carefully review the exemption in consultation with their legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Asset Issues

An additional issue concerns the extent to which we or all or a portion of our assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of the Code. Under ERISA and the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (each within the meaning of the Plan Asset Regulations).

Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each of the foregoing, a “Controlling Person”). A “publicly offered security” is defined under the Plan Asset Regulations as a security that is (a) “freely transferable”, (b) part of a class of securities that is “widely held,” and (c) (i) sold to the plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and is part of a class of securities that is registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the offering of such securities to the public has occurred, or (ii) is part of a class of securities that is registered under Section 12 of the Exchange Act.

In the event any class of Common Shares are deemed not to be “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit Benefit Plan Investors to less than 25%, in accordance with the Plan Asset Regulations and/or to prohibit “Benefit Plan Investors” from acquiring Common Shares that are not a part of a class of Common Shares which are considered “publicly-offered securities”. In this respect, we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person and (ii) we will have the power to (a) exclude any shareholder or potential shareholder from purchasing such class of Common Shares and (b) prohibit any redemption of such class of Common Shares, if our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as plan assets for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

If the assets of the Fund were deemed to be “plan assets” of a Benefit Plan Investor under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Advisers and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) may not be subject to the fiduciary responsibility or prohibited transaction rules of ERISA or Section 4975 of the Code, but may be subject to Similar Laws which may affect their investment in our Common Shares. Fiduciaries of any such Plans should consult with counsel in connection with an investment in any class of our Common Shares.

By acceptance of any class of Common Shares, each shareholder will be deemed to have represented and warranted that either (i) no portion of the assets used by such shareholder to acquire or hold the Common Shares constitutes assets of any Plan or (ii) the purchase and holding of the Common Shares by such shareholder will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.

Reporting of Indirect Compensation

ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the management fee and incentive compensation payable to the Adviser, are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

This prospectus does not constitute an undertaking to provide impartial investment advice and it is not our intention to act in a fiduciary capacity with respect to any Plan. The Adviser, Blackstone, and our and their respective affiliates have a financial interest in shareholders’ investment in our Common Shares on account of the fees and other compensation they expect to receive (as the case may be) from us and their other relationships with us as contemplated in this prospectus. Any such fees and compensation do not constitute fees or compensation rendered for the provision of investment advice to any Plan. Each Plan will be deemed to represent and warrant that it is advised by a fiduciary that is (a) independent of the Adviser, Blackstone and their respective affiliates; (b) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this prospectus; and (c) a fiduciary (under ERISA, Section 4975 of the Code or applicable Similar Law) with respect to the Plan’s investment in the Common Shares, who is responsible for exercising independent judgment in evaluating the Plan’s investment in the Common Shares and any related transactions.

Each Plan investor is advised to contact its own legal and financial advisors and other fiduciaries unrelated to the Adviser, Blackstone and any of their respective affiliates about whether an investment in our Common Shares, or any decision to continue to hold, transfer or provide any consent with respect to any such Common Shares, may be appropriate for the Plan’s circumstances.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 100 Summer Street, Floor 5, Boston, Massachusetts 02110. SS&C GIDS, Inc. acts as our transfer agent and distribution disbursing agent for our Common Shares. The principal business address of SS&C GIDS, Inc. is 430 W. 7th Street, Suite 219270, Kansas City, Missouri 64105-1594, telephone number: (816) 435-3455.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board of Trustees, if any, the Advisers will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Advisers do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the Firm and the Firm’s risk and skill in positioning blocks of securities. While the Advisers generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisers may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisers determine in good faith that such commission is reasonable in relation to the services provided.

EXPERTS

The financial statements of Blackstone Private Credit Fund as of [ ].

LEGAL MATTERS

Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Richards, Layton & Finger, P.A., Wilmington, Delaware, as special Delaware counsel to the Fund. Simpson Thacher & Bartlett LLP, Washington, DC, acts as counsel to the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports and other information meeting the informational requirements of the Exchange Act.

We file quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (212) 503-2100, or, is directly available, on our website at www.bcred.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicinfo@sec.gov.

All requests for information should be directed to:

Stakeholder Relations

Blackstone Private Credit Fund

345 Park Avenue

New York, NY 10154

(212) 503-2100

We do not maintain a separate investor relations-dedicated website.

WEBSITE DISCLOSURE

We use our website (www.bcred.com) as a channel of distribution of company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this Registration Statement.

INVESTOR DATA PRIVACY NOTICE

April 2026

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and income

•

Assets and investment experience

•

Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at PrivacyQueries@Blackstone.com

Who We Are
Who is providing this notice?	Blackstone Registered Funds consists of Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, Blackstone Private Credit Fund, Blackstone Secured Lending Fund, Blackstone Private Multi-Asset Credit and Income Fund and Blackstone Private Real Estate Credit and Income Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

•

open an account or give us your income information

•

provide employment information or give us your contact information

•

tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•

Our affiliates include companies with a Blackstone name and financial companies such as Blackstone Credit and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Blackstone Registered Funds do not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

Last updated: June 30, 2023

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

•

You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

•

We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

•

“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

•

We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why personal data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link:

https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA4

•

For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

•	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

•

Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

•

We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data—but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What personal data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

•	Contact information, such as name, e-mail and postal address, and phone number;

•	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;

•

Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;

•	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;

•

Financial information, such as information related to your transactions with us or others, bank account details (e.g., account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (e.g., types and amounts of investments) assets, income, and financial returns and positions;

•	Investment preferences;

•

Information related to background checks (e.g., “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;

•	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and

•	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your personal data?

We collect Personal Data about you from a number of sources, including:

What	How
Personal data that you give us

•

From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

•

When you provide it to us in correspondence and conversations, including electronic communications such as e-mail and telephone calls

•

When you make transactions with respect to the Fund

•

When you interact with our online platforms and websites (such as bxaccess.com)

•

When you purchase securities from us and/or tell us where to send money

•

From cookies, web beacons, and similar interactions when you or your devices access our sites

•

When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal data that we obtain from others

We obtain Personal Data from:

•

Publicly available and accessible directories and sources

•

Bankruptcy registers

•

Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

•

Governmental and competent regulatory authorities to whom we have regulatory obligations

•

Credit agencies

•

Fraud prevention and detection agencies / organizations

•

Transaction counterparties

Why do we process your personal data?

We may process your Personal Data for the following reasons:

Why	How
Contract

It is necessary to perform our contract with you to:

•

Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

•

Meet the resulting contractual obligations we have to you

•

Facilitate the continuation or termination of the contractual relationship between you and the Fund

•

Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

•

Undertake our client and investor due diligence, and on-boarding checks

•

Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

•

Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

•

Comply with requests from regulatory, governmental, tax and law enforcement authorities

•

Carry out surveillance and investigations

•

Carry out audit checks

•

Maintain statutory registers

•

Prevent and detect fraud

•

Comply with sanctions requirements

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

•

Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

•

Assess and process any applications or requests made by you

•

Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

•

Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

•

Address or investigate any complaints, claims, proceedings or disputes

Why	How
Legitimate Interests (cont’d)

•

Provide you with, and inform you about, our investment products and services

•

Monitor and improve our relationships with investors

•

Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

•

Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

•

Manage our risk and operations

•

Comply with our accounting and tax-reporting requirements

•

Comply with our audit requirements

•

Assist with internal compliance with our policies and processes

•

Ensure appropriate group management and governance

•

Keep our internal records

•

Prepare reports on incidents/accidents

•

Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

•

Analyze and manage commercial risks

•

Seek professional advice, including legal advice

•

Enable any actual or proposed assignee or transferee, participant or

•

sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

•

Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

•

Monitor communications to/from us using our systems

•

Protect the security and integrity of our information technology systems

•

Protect the security and safety of our buildings and locations where we operate

•

Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

•

Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

•

Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘legitimate interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your personal data with

We may share your Personal Data as follows:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

•

To manage our relationship with you

•

For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

•

For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

•

Delivering the services you require

•

Managing your investment

•

Supporting and administering investment-related activities

•

Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

•

To comply with applicable laws and regulations

•

Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

•

Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

•

Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

•

Supporting and administering investment-related activities

•

Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

•

Assisting these transaction counterparties with regulatory checks, such as

•

‘know your client’, and anti-money laundering procedures

•

Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Who	Why
Our Lawyers, Auditors and other Professional Advisers

•

Providing you with investment-related services

•

To comply with applicable legal and regulatory requirements

•

Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

•	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and

•	Other organizations and agencies—where we are required to do so by law.

Do you have to provide us with this personal data?

Where we collect Personal Data from you, we will indicate if:

•	Provision of the Personal Data is necessary for our compliance with a legal obligation; or

•	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your personal data internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent—and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an e-mail at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, e-mail, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details).

Retention and deletion of your personal data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and

•	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•	Access your Personal Data

•	Restrict the use of your Personal Data in certain circumstances

•	Have incomplete or inaccurate Personal Data corrected

•	Ask us to stop processing your Personal Data

•	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, reusable format to other organizations (where this is possible).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you. Contact us by e-mail or access our web form by e-mailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address
For EU/UK Related Queries	40 Berkeley Square London W1J 5AL United Kingdom

For All Other Queries	345 Park Avenue New York NY 10154

A list of country specific addresses and contacts for locations where we operate is available at www.blackstone.com/privacy/online-privacy-notice/#appendixAChanges to this data privacy notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm (PCAOB ID. No. 34)	F-[ ]
Consolidated Statements of Assets and Liabilities as of December 31, 2025 and December 31, 2024	F-[ ]
Consolidated Statement of Operations for the years ended December 31, 2025, 2024 and 2023	F-[ ]
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2025, 2024 and 2023	F-[ ]
Consolidated Statements of Cash Flows for the years ended December 31, 2025, 2024 and 2023	F-[ ]
Consolidated Schedules of Investments as of December 31, 2025 and December 31, 2024	F-[ ]
Notes to Consolidated Financial Statements	F-[ ]

[To be filed by amendment]

F-[ ]

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

NOT FOR EXECUTION

Subscription Agreement for Shares of Blackstone Private Credit Fund

1. Your Investment

A. Investment Information

Investment Amount $

B. Investment Method

☐	By mail: Please make checks payable to BLACKSTONE PRIVATE CREDIT FUND and attach to this agreement. *

☐	By wire: Please wire funds according to the instructions below.

Name: SS&C GIDS Agent for BLACKSTONE PRIVATE CREDIT FUND

Bank Name: State Street Bank and Trust Company

ABA: 011-000-028

DDA: 99000952

1 Lincoln Street

Boston MA 02111

☐	Broker / Financial advisor will make payment on your behalf

* Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers’ checks are not accepted.

C. Share Class Selection

☐ Share Class I	☐ Share Class S **	☐ Share Class D **
(The minimum investment is $1,000,000 (unless waived))	(The minimum investment is $2,500)	(The minimum investment is $2,500)

Select to purchase net of selling commission

** Available for certain fee-based wrap accounts and other eligible investors as disclosed in the prospectus, as amended and supplemented.

2. Ownership Type (Select only one)

A.	Taxable Accounts

Brokerage Account Number

☐	Individual or Joint Tenant With Rights of Survivorship

Transfer on Death (Optional Designation. Not Available for Louisiana Residents. See Section 3C.)

☐	Tenants in Common

☐	Community Property

☐	Uniform Gift / Transfer to Minors

State of

Date of Birth

☐	Trust (Include Certification of Investment Powers Form or 1 and Last Page of Trust Documents)

☐	C Corporation

☐	S Corporation

☐	Profit-Sharing Plan

☐	Non-Profit Organization

☐	Limited Liability Corporation

☐	Corporation / Partnership / Other (Corporate Resolution or Partnership Agreement Required)

B.	Non-Taxable Accounts

Custodian Account Number

☐	IRA (Custodian Signature Required)

☐	Roth IRA (Custodian Signature Required)

☐	SEP IRA (Custodian Signature Required)

☐	Rollover IRA (Custodian Signature Required)

☐	Inherited IRA

☐	Pension Plan (Include Certification of Investment Powers Form)

☐	Other

C.	Custodian Information (To Be Completed By Custodian)

Custodian Name

Custodian Tax ID #

Custodian Phone #

Custodian Stamp Here

D. Entity Name – Retirement Plan / Trust / Corporation / Partnership / Other

Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3A and 3B

Entity Name	Tax ID Number	Date of Formation	Exemptions (See Form W-9 instructions at www.irs.gov)

Entity Address (Legal Address. Required)
Entity Type (Select one. Required)

☐ Retirement Plan ☐ Trust ☐ S-Corp ☐ C-Corp ☐ LLC ☐ Partnership		Exempt payee code (if any)

☐ Other	Jurisdiction (if Non-US)

(Attach a completed applicable Form W-8)

Exemption from FATCA reporting code (if any)

3. Investor Information

A. Investor Name (Investor / Trustee / Executor / Authorized Signatory Information)

Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address

First Name	(MI)	Last Name

Social Security Number / Tax ID		Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address		City	State	Zip Code

Email Address

If you are a non-US citizen, please specify your country of citizenship (required):

☐ Resident Alien ☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. J)	Country of Citizenship

Please specify if you are a Blackstone employee/officer/director/affiliate (required):	☐ Blackstone Employee	☐ Blackstone Officer or Director

☐ Immediate Family Member of Blackstone Officer or Director	☐ Blackstone Affiliate	☐ Not Applicable

B. Co-Investor Name (Co-Investor / Co-Trustee / Co-Authorized Signatory Information, if applicable)

First Name	(MI)	Last Name

Social Security Number / Tax ID		Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address		City	State	Zip Code

Email Address

If you are a non-US citizen, please specify country of citizenship (required):

☐ Resident Alien ☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. July 2017)	Country of Citizenship

Please specify if you are a Blackstone employee/officer/director/affiliate (required):	☐ Blackstone Employee	☐ Blackstone Officer or Director

☐ Immediate Family Member of Blackstone Officer or Director	☐ Blackstone Affiliate	☐ Not Applicable

C. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only. Not available for Louisiana residents. Beneficiary date of birth required. Whole percentages only; must equal 100%.)

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary %

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary %

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary %

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary %

Custodian/Guardian for a minor Beneficiary (required), cannot be same as Investor or Co-Investor):

D. ERISA Plan Asset Regulations

4. Contact Information (If different than provided in Section 3A)

Mailing Address	City	State	Zip Code

5. Select How You Want to Receive Your Distributions (Please Read Entire Section and Select only one)

You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, CALIFORNIA, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OKLAHOMA, OREGON, TENNESSEE, VERMONT OR WASHINGTON.

☐ If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan; please check here if you DO NOT wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below.

ONLY complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian.

A.	☐ Check mailed to street address in 3A (only available for non-custodial investors).

B.	☐ Check mailed to secondary address in 3B (only available for non-custodial investors).

C.	☐ Direct Deposit by ACH (only available for non-custodial investors). PLEASE ATTACH A PRE-VOIDED CHECK

D.	☐ Check mailed to Third Party Financial Institution (complete section below)

☐ If you ARE a resident of Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Vermont or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan. Please check here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.

I authorize Blackstone Private Credit Fund or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Blackstone Private Credit Fund in writing to cancel it. In the event that Blackstone Private Credit Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name	Mailing Address	City	State	Zip Code

Your Bank’s ABA Routing Number		Your Bank Account Number

6. Broker / Financial Advisor Information (Required Information. All fields must be completed.)

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that the undersigned is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker		Financial Advisor Name

Advisor Mailing Address

City	State		Zip Code

Financial Advisor Number	Branch Number		Telephone Number

E-mail Address	Fax Number

Operations Contact Name	Operations Contact Email Address

Please note that unless previously agreed to in writing by Blackstone Private Credit Fund, all sales of securities must be made through a broker, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 6 further represents and certifies that, in connection with this subscription for shares, the undersigned has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 15l-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

If you do not have another broker or other financial intermediary introducing you to Blackstone Private Credit Fund, then Blackstone Securities Partners L.P. (“BSP”) may be deemed to act as your broker of record in connection with any investment in Blackstone Private Credit Fund. BSP is not a full-service broker-dealer and may not provide the kinds of financial services that you might expect from another financial intermediary, such as holding securities in an account. If BSP is your broker of record, then your shares will be held in your name on the books of Blackstone Private Credit Fund. BSP will not monitor your investments, and has not and will not make any recommendation regarding your investments. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker or other financial intermediary.

X			X
	Financial Advisor Signature	Date		Branch Manager Signature (If required by Broker)	Date

7. Electronic Delivery Form (Optional)

Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Blackstone Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

I initial for consent to electronic delivery

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E-mail Address

If blank, the email provided in Section 4 will be used.

8. Subscriber Signatures

Blackstone Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish and/or maintain the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If (i) you do not provide the information, (ii) we are unable to confirm that this information is true and correct, including, without limitation, verification of your identity (or that of another person(s) authorized to act on your behalf), or (iii) we believe we have identified potential criminal activity, in each case, we reserve the right to take action as we deem appropriate which may include not opening your account or closing your account and repurchasing your shares under the share repurchase program or otherwise.

Please separately initial each of the representations below. A power of attorney to make representations on behalf of an investor can only be granted for fiduciary accounts; if applicable, by signing the Subscription Agreement you represent and warrant that you have the requisite authority. In order to induce Blackstone Private Credit Fund to accept this subscription, I hereby represent and warrant to you as follows:

8.a. Please Note: All Items in this section 8.a. must be read and initialed.

	Primary Investor Initials	Co-Investor Initials

(i) I have received the prospectus (as amended or supplemented) for Blackstone Private Credit Fund.
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(ii)  I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

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(iii) In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.”

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(iv)  I am (i) an entity that was formed for the purpose of purchasing shares, in which each individual that owns an interest in such entity meets the general suitability requirements described above OR (ii) I am an individual or entity not formed for such purpose.

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	Primary Investor Initials	Co-Investor Initials
(v) I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
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(vi)  I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus.

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(vii)   I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

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(viii) I acknowledge that Blackstone Private Credit Fund may enter into transactions with Blackstone affiliates that involve conflicts of interest as described in the prospectus.
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(ix)  I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at www.bcred.com as of the last day of each month within 20 business days of the last day of each month.

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(x)   I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Blackstone Private Credit Fund’s toll-free, automated telephone line, 844-702-1299.

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8.b. If you live in any of the following states, please complete Appendix A to Blackstone Private Credit Fund Subscription Agreement: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, Ohio, Oregon, Puerto Rico, Tennessee, and Vermont.

In the case of sales to fiduciary accounts, the minimum standards in Appendix A shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

If you do not have another broker or other financial intermediary introducing you to Blackstone Private Credit Fund, then BSP may be deemed to be acting as your broker of record in connection with any investment in Blackstone Private Credit Fund. For important information in this respect, see Section 6 above. I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Blackstone Private Credit Fund. I acknowledge that the Broker / Financial Advisor (Broker / Financial Advisor of record) indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting Blackstone Private Credit Fund Investor Relations at the number indicated below.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for US investors):

Under penalties of perjury, I certify that:

(1)	The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and
(4)	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X			X
	Signature of Investor	Date		Signature of Co-Investor or Custodian (If applicable)	Date

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

9. Miscellaneous

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Blackstone Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 above, they are asked to promptly notify Blackstone Private Credit Fund and the Broker in writing. The Broker may notify Blackstone Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 above, and Blackstone Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Blackstone Private Credit Fund.

Return the completed Subscription Agreement to:

Blackstone Private Credit Fund

PO Box 219270

Kansas City, MO 64121-9270

Street and Overnight Address (suite number MUST be included):

Blackstone Private Credit Fund

430 W. 7th Street, Suite 219270

Kansas City, MO 64105-1407

Blackstone Private Credit Fund Investor Relations: 844-702-1299

Appendix A

For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

Investors in the following states have the additional suitability standards as set forth below.

	Primary Investor Initials	Co-Investor Initials
If I am an Alabama resident, in addition to the suitability standards set forth above, an investment in Blackstone Private Credit Fund will only be sold to me if I have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 or (b) a minimum net worth of $350,000. In addition, an investment in this offering and other non-traded direct participating programs shall not exceed 10% of investors’ liquid net worth at the time of investment. “Liquid net worth” is defined as that portion of net worth consisting of cash, cash equivalents, and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing concentration limit.
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If I am a California resident, in addition to the suitability standards set forth above, I must have either (a) a liquid net worth of $70,000 and annual gross income of $70,000 or (b) a liquid net worth of $300,000. Additionally, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing concentration limit.
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If I am an Idaho resident, I must have either (a) a net worth of $85,000 and annual income of $85,000 or (b) a liquid net worth of $300,000.
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If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing concentration limit.
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If I am a Kansas resident, I understand that the Securities Division of the Kansas Department of Insurance recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent of their liquid net worth.
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If I am a Kentucky resident, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.
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If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
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	Primary Investor Initials	Co-Investor Initials
If I am a Massachusetts resident, in addition to the suitability standards set forth above, I acknowledge that I have (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000; or (b) a minimum liquid net worth of $350,000. In addition, the total investment in Blackstone Private Credit Fund, Blackstone Private Credit Fund’s affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth. For purposes of the Massachusetts suitability standard, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that consists of cash, cash equivalents and readily marketable securities.
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If I am a Missouri resident, in addition to the suitability standards set forth above, no more than 10% of my liquid net worth shall be invested in Blackstone Private Credit Fund.
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If I am a Nebraska resident, I must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933 are not subject to the foregoing investment concentration limit.
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If I am a New Jersey resident, I acknowledge that I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $100,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Blackstone Private Credit Fund, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools (each, a “DIP Category”), but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth. However, New Jersey investors who are accredited investors, as defined at N.J.S.A. 49:3-49(p), may not invest more than ten percent (10%) of their liquid net worth in each DIP Category.
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If I am a New Jersey resident, I acknowledge that (a) in an event where Blackstone Credit BDC Advisors LLC (the “Sub-Adviser”), the investment sub-adviser to Blackstone Private Credit Fund, pays certain of Blackstone Private Credit Fund’s expenses, Blackstone Private Credit Fund shall be obligated to reimburse the Adviser of such amount, and this will reduce the returns available to investors, and (b) the Class S and Class D shares may be subject to transaction or other fees, including upfront placement fees or brokerage commissions charged by certain financial intermediaries, not to exceed 3.5% of the aggregate NAV of the respective outstanding Class S shares, or 1.5% of the aggregate NAV of the respective outstanding Class D shares, the Class S and D shares are subject to ongoing distribution fees equal to up to 0.85% per annum of the aggregate NAV of the respective outstanding Class S shares, or up to 0.25% per annum of the aggregate NAV of the outstanding Class D shares, these upfront commissions and fees will cause the per share purchase price to be greater than the initial per share NAV that will be reflected on my account statement (by broker dealers reporting a valuation calculated in accordance with FINRA Rule 2231(c)(1)(B) relating to appraised value), these upfront commissions and fees will reduce the amount of the purchase price that is available for investment and other capital needs, and that the shareholder servicing fees will reduce the amount of distributions that are paid with respect to the Class S and D shares.
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If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and Blackstone Private Credit Fund may not accept, more than ten percent (10%) of my liquid net worth in shares of Blackstone Private Credit Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.
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	Primary Investor Initials	Co-Investor Initials
If I am an Ohio resident, it is unsuitable to invest more than 10% of my liquid net worth in Blackstone Private Credit Fund, affiliates of Blackstone Private Credit Fund and other non-traded business development companies. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) comprised of cash, cash equivalents, and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities. The condition also does not apply to purchasers who meet the definition of an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act.
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If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund. Liquid net worth in Oregon is defined as net worth excluding the value of the investor’s home, home furnishings and automobile. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.
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If I am a Puerto Rico resident, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund, its affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.
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If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in Blackstone Private Credit Fund. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing concentration limit.
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If I am a Vermont resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am non-accredited Vermont investors, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
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Blackstone Private Credit Fund

Maximum Offering of $45,000,000,000 in Common Shares

PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Blackstone Private Credit Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

[   ], 2026

PART C

Other Information

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of Blackstone Private Credit Fund are included in Part A of this Registration Statement.

[To be filed by amendment]

(2)	Exhibits

(a)	Fifth Amended and Restated Declaration of Trust of the Fund (incorporated by reference to Exhibit 3.1 to the Fund’s Current Report on Form 8-K, filed on February 23, 2024).

(b)	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Fund’s Current Report on Form 8-K, filed on February 23, 2024).

(d)(1)	Form of Subscription Agreement (included in this prospectus as Appendix A).*

(e)(1)	Amended and Restated Distribution Reinvestment Plan, effective as of November 7, 2024 (incorporated by reference to Exhibit 10.6 to the Fund’s Quarterly Report on Form 10-Q, filed on November 13, 2024).

(g)(1)	Second Amended and Restated Investment Advisory Agreement between the Fund and Blackstone Private Credit Strategies LLC, dated November 7, 2024, and effective as of January 1, 2025 (incorporated by reference to Exhibit 10.2 to the Fund’s Quarterly Report on Form 10-Q filed on November 13, 2024).

(g)(2)	Sub-Advisory Agreement between the Fund, Blackstone Private Credit Strategies LLC and Blackstone Credit BDC Advisors LLC, dated November 7, 2024, and effective as of January 1, 2025 (incorporated by reference to Exhibit 10.3 to the Fund’s Quarterly Report on Form 10-Q filed on November 13, 2024).

(h)(1)	Intermediary Manager Agreement between the Fund and the Intermediary Manager, dated October 5, 2020 (incorporated by reference to Exhibit 10.2 to the Fund’s Annual Report on Form 10-K, filed on March 5, 2021).

(h)(2)	Form of Selected Intermediary Agreement (incorporated by reference to Exhibit (h)(2) to the Fund’s Registration Statement on Form N-2, filed on September 30, 2020).

(h)(3)	Distribution and Shareholder Servicing Plan of the Fund, dated October 5, 2020 (incorporated by reference to Exhibit 10.4 to the Fund’s Annual Report on Form 10-K, filed on March 5, 2021).

(j)	Custodian Agreement between the Fund and State Street Bank and Trust Company, dated October 5, 2020 (incorporated by reference to Exhibit 10.5 to the Fund’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(1)	Administration Agreement between the Fund and Blackstone Private Credit Strategies LLC, dated November 7, 2024, and effective as of January 1, 2025 (incorporated by reference to Exhibit 10.4 to the Fund’s Quarterly Report on Form 10-Q filed on November 13, 2024).

(k)(2)	Sub-Administration Agreement between Blackstone Private Credit Strategies LLC and Blackstone Alternative Credit Advisors LP, dated November 7, 2024, and effective as of January 1, 2025 (incorporated by reference to Exhibit 10.5 to the Fund’s Quarterly Report on Form 10-Q filed on November 13, 2024).

(k)(3)	Escrow Agreement by and among the Fund, Blackstone Securities Partners L.P., and UMB Bank, N.A., dated October 5, 2020 (incorporated by reference to Exhibit 10.7 to the Fund’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(4)	Agency Agreement between the Fund and SS&C GIDS, Inc. (formerly DST Systems, Inc.), dated October 5, 2020 (incorporated by reference to Exhibit 10.8 to the Fund’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(5)	Multi-Class Plan, dated October 5, 2020 (incorporated by reference to Exhibit 10.14 to the Fund’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(6)	Expense Support and Conditional Reimbursement Agreement by and between the Fund and Adviser, dated October 5, 2020 (incorporated by reference to Exhibit 10.9 to the Fund’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(7)	Master Note Purchase Agreement, dated May 3, 2022, by and among the Fund and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on May 4, 2022).

(k)(8)	Master Note Purchase Agreement, dated October 11, 2022, by and among the Fund and the Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on October 13, 2022).

(k)(9)	Master Note Purchase Agreement, dated March 25, 2025, by and among the Fund and the Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on March 26, 2025).

(k)(10)	Indenture, dated June 29, 2021, by and among BCRED BSL CLO 2021-1, Ltd. as issuer, BCRED BSL CLO 2021-1, LLC as co-issuer and U.S. Bank Trust Company, National Association, as trustee (filed as Exhibit 4.2 to the Fund’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(k)(11)	Indenture, dated as of September 15, 2021, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Fund’s Current Report on Form 8-K, filed on September 15, 2021).

(k)(12)	Second Supplemental Indenture, dated as of September 15, 2021, relating to the 2.625% Notes due 2026, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on September 15, 2021).

(k)(13)	Third Supplemental Indenture, dated as of November 2, 2021, relating to the 1.750% Notes due 2026, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on November 2, 2021).

(k)(14)	Fifth Supplemental Indenture, dated as of November 22, 2021, relating to the 3.250% Notes due 2027, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(15)	Seventh Supplemental Indenture, dated as of January 18, 2022, relating to the 4.000% Notes due 2029, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(16)	Ninth Supplemental Indenture, dated as of April 14, 2022, relating to the 4.875% Notes due 2026, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Fund’s Current Report on Form 8-K, filed on April 21, 2022).

(k)(17)	Eleventh Supplemental Indenture, dated as of November 27, 2023, relating to the 7.300% Notes due 2028, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on November 28, 2023).

(k)(18)	Twelfth Supplemental Indenture, dated as of January 25, 2024, relating to the 6.250% Notes due 2031, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Fund’s Current Report on Form 8-K, filed on January 29, 2024).

(k)(19)	Thirteenth Supplemental Indenture, dated as of May 29, 2024, relating to the 5.950% Notes due 2029, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on May 29, 2024).

(k)(20)	Fourteenth Supplemental Indenture, dated as of September 26, 2024, relating to the 4.950% Notes due 2027, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on September 26, 2024).

(k)(21)	Fifteenth Supplemental Indenture, dated as of September 26, 2024, relating to the 5.250% Notes due 2030, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on September 26, 2024).

(k)(22)	Sixteenth Supplemental Indenture, dated as of November 22, 2024, relating to the 5.600% Notes due 2029, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on November 22, 2024).

(k)(23)	Seventeenth Supplemental Indenture, dated as of November 22, 2024, relating to the 6.000% Notes due 2034, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on November 22, 2024).

(k)(24)	Eighteenth Supplemental Indenture, dated as of January 29, 2025, relating to the 6.000% Notes due 2032, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on January 29, 2025).

(k)(25)	Nineteenth Supplemental Indenture, dated as of September 10, 2025, relating to the 5.050% Notes due 2030, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on September 10, 2025).

(k)(26)	Twentieth Supplemental Indenture, dated as of January 12, 2026, relating to the 5.350% Notes due 2031, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on January 12, 2026).

(k)(27)	Form of 2.625% Notes due 2026 (incorporated by reference to Exhibit 4.5 to the Fund’s Current Report on Form 8-K filed on September 15, 2021).

(k)(28)	Twenty-First Supplemental Indenture, dated as of April 27, 2026, relating to the 5.950% Notes due 2031, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on April 27, 2026).

(k)(29)	Form of 1.750% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K filed on November 2, 2021).

(k)(30)	Form of 3.250% Notes due 2027 (incorporated by reference to Exhibit 4.5 to the Fund’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(31)	Form of 4.000% Notes due 2029 (incorporated by reference to Exhibit 4.5 to the Fund’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(32)	Form of 4.875% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on April 21, 2022).

(k)(33)	Form of 7.300% Notes due 2028 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on November 28, 2023).

(k)(34)	Form of 6.250% Notes due 2031 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on January 29, 2024).

(k)(35)	Form of 5.950% Notes due 2029 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on May 29, 2024).

(k)(36)	Form of 4.950% Notes due 2027 (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on September 26, 2024).

(k)(37)	Form of 5.250% Notes due 2030 (incorporated by reference to Exhibit 4.5 to the Fund’s Current Report on Form 8-K, filed on September 26, 2024).

(k)(38)	Form of 5.600% Notes due 2029 (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on November 22, 2024).

(k)(39)	Form of 6.000% Notes due 2034 (incorporated by reference to Exhibit 4.5 to the Fund’s Current Report on Form 8-K, filed on November 22, 2024).

(k)(40)	Form of 6.000% Notes due 2032 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on January 29, 2025).

(k)(41)	Form of 5.050% Notes due 2030 (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on September 10, 2025).

(k)(42)	Form of 5.350% Notes due 2031 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on January 12, 2026).

(k)(43)	Form of 5.950% Notes due 2031 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on April 27, 2026).

(k)(44)	Registration Rights Agreement, dated as of September 26, 2024, relating to the 4.950% Notes due 2027, by and among the Fund and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Fund’s Current Report on Form 8-K filed on September 26, 2024).

(k)(45)	Registration Rights Agreement, dated as of September 26, 2024, relating to the 5.250% Notes due 2030, by and among the Fund and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc. as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Fund’s Current Report on Form 8-K filed on September 26, 2024).

(k)(46)	Registration Rights Agreement, dated as of November 22, 2024, relating to the 5.600% Notes due 2029, by and among the Fund and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Truist Securities, Inc. as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Fund’s Current Report on Form 8-K filed on November 22, 2024).

(k)(47)	Registration Rights Agreement, dated as of November 22, 2024, relating to the 6.000% Notes due 2034, by and among the Fund and Wells Fargo Securities, LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc. as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Fund’s Current Report on Form 8-K filed on November 22, 2024).

(k)(48)	Securities Purchase Agreement, dated March 5, 2021, by and among the Fund, Twin Peaks Parent LLC, BCRED Twin Peaks LLC, Teacher Retirement System of Texas and Blackstone Credit BDC Advisors LLC (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on March 11, 2021).

(k)(49)	Amendment and Restatement Agreement dated as of May 6, 2022 to the Senior Secured Credit Agreement dated as of May 18, 2021, by and among the Fund, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on May 12, 2022).

(k)(50)	Amended and Restated Senior Secured Credit Agreement, dated as of May 6, 2022, by and among the Fund, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on May 12, 2022).

(k)(51)	First Amendment and Extension Agreement to the Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Fund, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on June 13, 2023).

(k)(52)	Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Fund, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on June 13, 2023).

(k)(53)	Amendment No. 2, dated June 12, 2024, to the Amended and Restated Senior Secured Credit Agreement dated May 6, 2022, by and among the Fund, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 10-Q, filed on August 13, 2024).

(k)(54)	Amendment No. 3, dated August 6, 2024, to the Amended and Restated Senior Secured Credit Agreement dated May 6, 2022, by and among the Fund, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 10-Q, filed on August 13, 2024).

(k)(55)	Amendment No. 4, dated August 8, 2025, to the Amended and Restated Senior Secured Credit Agreement, dated May 6, 2022, by and among the Fund, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 10-Q, filed on August 12, 2025).

(k)(56)	Master Note Purchase Agreement, dated as of June 21, 2021, by and among the Fund and the purchasers signatory thereto (incorporated by reference to Exhibit 4.1 to the Fund’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(k)(57)	Form of Fund of Funds Investment Agreement for Affiliated Funds (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 10-Q, field on August 12, 2025).

(k)(58)	First Supplement to Master Note Purchase Agreement, dated January 8, 2026, by and among the Fund and the Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on January 8, 2026).

(l)	Opinion of Richards, Layton & Finger, P.A.**

(n)(1)	Consent of Independent Registered Public Accounting Firm.**

(n)(2)	Power of Attorney.*

(p)	Subscription Agreement for Seed Capital (incorporated by reference to Exhibit (p) to the Fund’s Registration Statement on Form N-2 (File No. 333-248432), filed on August 26, 2020).

(r)(1)	Code of Ethics of the Fund (incorporated by reference to Exhibit 19 of the Fund’s Annual Report on Form 10-K filed on March 13, 2026).

(r)(2)	Code of Ethics of the Advisers (incorporated by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-278966), filed on April 26, 2024).

(s)	Calculation of Filing Fee Table.*

101.INS	Inline XBRL Instance Document.*

101.SCH	Inline XBRL Taxonomy Extension Schema Document.*

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.*

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.*

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.*

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.*

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Filed herewith.
**	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees	$	[	]
Legal fees	$	[	]
Accounting fees	$	[	]
Printing fees	$	[	]
Blue sky fees	$	[	]
Total	$	[	]

Item 28.	Persons Controlled by or Under Common Control

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Name	Jurisdiction	Ownership
BCRED BARD PEAK FUNDING GP LLC	DELAWARE	100%
BCRED BARD PEAK FUNDING LP	DELAWARE	100%
BCRED BEAR PEAK FUNDING LLC	DELAWARE	100%
BCRED BISON PEAK FUNDING LLC	DELAWARE	100%
BCRED BLANCA PEAK FUNDING LLC	DELAWARE	100%
BCRED BORAH PEAK FUNDING LLC	DELAWARE	100%
BCRED BUSHNELL PEAK FUNDING LLC	DELAWARE	100%
BCRED CASTLE PEAK FUNDING LLC	DELAWARE	100%
BCRED DENALI PEAK FUNDING LLC	DELAWARE	100%
BCRED GRANITE PEAK FUNDING LLC	DELAWARE	100%
BCRED HAYDON PEAK FUNDING LLC	DELAWARE	100%
BCRED JACQUE PEAK FUNDING LLC	DELAWARE	100%
BCRED MAROON PEAK FUNDING LLC	DELAWARE	100%
BCRED MERIDIAN PEAK FUNDING LLC	DELAWARE	100%
BCRED MIDDLE PEAK FUNDING GP LLC	DELAWARE	100%
BCRED MIDDLE PEAK FUNDING LP	DELAWARE	100%
BCRED MONARCH PEAK FUNDING LLC	DELAWARE	100%
BCRED NAOMI PEAK FUNDING LLC	DELAWARE	100%
BCRED PHOENIX PEAK FUNDING LLC	DELAWARE	100%

Name	Jurisdiction	Ownership
BCRED SUMMIT PEAK FUNDING LLC	DELAWARE	100%
BCRED TWIN PEAKS LLC	DELAWARE	100%
BCRED WINDOM PEAK FUNDING GP LLC	DELAWARE	100%
BCRED WINDOM PEAK FUNDING LP	DELAWARE	100%
BCRED BSL WH 2022-1 FUNDING LLC	DELAWARE	100%
BCRED INVESTMENTS LLC	DELAWARE	100%
BCRED X HOLDINGS LLC	DELAWARE	100%
BCRED BSL CLO 2021-2, LTD.	CAYMAN ISLANDS	100%
BCRED BSL CLO 2021-2 LLC	DELAWARE	100%
BCRED BSL CLO 2022-1 LTD.	JERSEY	100%
BCRED BSL CLO 2022-1 LLC	DELAWARE	100%
BCRED MML CLO 2021-1 LLC	DELAWARE	100%
BCRED MML CLO 2022-1 LLC	DELAWARE	100%
BCRED MML CLO 2022-2 LLC	DELAWARE	100%
BCRED CLO 2023-1 DEPOSITOR LLC	DELAWARE	100%
BCRED CLO 2023-1 LLC	DELAWARE	100%
BCRED CLO 2024-1 DEPOSITOR LLC	DELAWARE	100%
BCRED CLO 2024-1 LLC	DELAWARE	100%
BCRED CLO 2024-2 DEPOSITOR LLC	DELAWARE	100%
BCRED CLO 2024-2 LLC	DELAWARE	100%
BCRED CLO 2025-1 LLC	DELAWARE	100%
BCRED CLO 2025-1 DEPOSITOR LLC	DELAWARE	100%
BCRED CLO 2026-1 LLC	DELAWARE	100%
BCRED CLO 2026-1 DEPOSITOR LLC	DELAWARE	100%
BCRED PC STATIC 2026-1 DEPOSITOR LLC	DELAWARE	100%
BCRED PC STATIC 2026-1 LLC	DELAWARE	100%
BCRED LENDER FINANCE 2025-1 LLC	DELAWARE	100%
BCRED LENDER FINANCE 2025-1 DEPOSITOR LLC	DELAWARE	100%
BCRED BSL STATIC CLO 2025-1, LTD.	CAYMAN ISLANDS	100%
BCRED BSL STATIC CLO 2025-1, LLC	DELAWARE	100%
BCRED ASSOCIATES GP (LUX) S.À R.L	LUXEMBOURG	100%
BCRED DIRECT LENDING I (LUX) SCSP	LUXEMBOURG	100%
BCRED C-1 LLC	DELAWARE	100%
BCRED C-2 FUNDING LLC	DELAWARE	100%
BCRED C-3 FUNDING LLC	DELAWARE	100%
BCRED LENDER FINANCE 2025-2 DEPOSITOR LLC	DELAWARE	100%
BCRED LENDER FINANCE 2025-2 LLC	DELAWARE	100%
BCRED BAKER PEAK FUNDING GP LLC	DELAWARE	100%
BCRED BAKER PEAK FUNDING LP	DELAWARE	100%
BCRED SHAWNEE PEAK FUNDING GP LLC	DELAWARE	100%
BCRED SHAWNEE PEAK FUNDING LP	DELAWARE	100%
BCRED WELLER PEAK FUNDING PE LLC	DELAWARE	100%
BCRED WELLER PEAK FUNDING LP	DELAWARE	100%
BCRED STANTON PEAK FUNDING GP LLC	DELAWARE	100%
BCRED STANTON PEAK FUNDING LP	DELAWARE	100%
BCRED CRYSTAL PEAK FUNDING GP LLC	DELAWARE	100%
BCRED CRYSTAL PEAK FUNDING LP	DELAWARE	100%
BCRED RAMSEY PEAK FUNDING GP LLC	DELAWARE	100%
BCRED RAMSEY PEAK FUNDING LP	DELAWARE	100%
BCRED SONORA PEAK FUNDING GP LLC	DELAWARE	100%
BCRED SONORA PEAK FUNDING LP	DELAWARE	100%
BCRED MEADOW PASS WH FUNDING LLC	DELAWARE	100%

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s Common Shares at April 27, 2026.

Title of Class	Number of Record Holders
Class I	65,336
Class S	80,726
Class D	190
Total	146,252

Item 30.	Indemnification

The information contained under the heading “Description of our Shares,” “Advisory Agreements and Administration Agreements” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant obtains and maintains liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31.	Business and Other Connections of Advisers

A description of any other business, profession, vocation or employment of a substantial nature in which Blackstone Private Credit Strategies LLC and Blackstone Credit BDC Advisors LLC, and each managing director, director or executive officer of Blackstone Private Credit Strategies LLC and Blackstone Credit BDC Advisors LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding Blackstone Private Credit Strategies LLC and Blackstone Credit BDC Advisors LLC and their officers and managing members is set forth in Part A of this Registration Statement, as incorporated herein by reference, and their Forms ADV, as filed with the Securities and Exchange Commission (SEC File Nos. 801-128455 and 801-113393, respectively).

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant;

(2) the transfer agent;

(3) the Custodian;

(4) the Advisers; and

(5) the Administrators.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

We hereby undertake:

1) Not applicable.

2) Not applicable.

3)

a. to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

i. to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii. to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (1), (2) and (3) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by us pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, that is part of the registration statement;

b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser,

i. if the Registrant is subject to Rule 430B under the 1933 Act:

1. each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

2. each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii. if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i. any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter; and

ii. free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

iii. the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv. any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4) If the Registrant is filing a registration statement permitted by Rule 430A under the Securities Act, an undertaking that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5) Not applicable.

6) Request for acceleration of effective date or filing of registration statement becoming effective upon filing. Include the following if acceleration is requested of the effective date of the registration statement pursuant to Rule 461 under the Securities Act, or if a registration statement filed pursuant to General Instruction A.2 of this Form N-2 will become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(e) or (f) under the Securities Act, and:

a. Any provision or arrangement exists whereby the Registrant may indemnify a director, officer or controlling person of the Registrant against liabilities arising under the Securities Act, or

b. The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter, and

c. The benefits of such indemnification are not waived by such persons:

i. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7) An undertaking to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant certifies that this Registration Statement on Form N-2 meets all of the requirements for effectiveness under Rule 486(b) under the Securities Act and has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on May 1, 2026.

BLACKSTONE PRIVATE CREDIT FUND

By:	/s/ Brad Marshall
Name:	Brad Marshall
Title:	Co-Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Brad Marshall Brad Marshall	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	May 1, 2026

/s/ Jonathan Bock Jonathan Bock	Co-Chief Executive Officer (Principal Executive Officer)	May 1, 2026

/s/ Teddy Desloge Teddy Desloge	Chief Financial Officer (Principal Financial Officer)	May 1, 2026

/s/ Matthew Alcide Matthew Alcide	Chief Accounting Officer and Treasurer (Principal Accounting Officer)	May 1, 2026

/s/ Robert Bass* Robert Bass	Trustee	May 1, 2026

/s/ James F. Clark* James F. Clark	Trustee	May 1, 2026

/s/ Tracy Collins* Tracy Collins	Trustee	May 1, 2026

/s/ Vicki L. Fuller* Vicki L. Fuller	Trustee	May 1, 2026

/s/ Vikrant Sawhney* Vikrant Sawhney	Trustee	May 1, 2026

/s/ Michelle Greene* Michelle Greene	Trustee	May 1, 2026

*By:	/s/ Brad Marshall
Brad Marshall
As Agent or Attorney-in-Fact

May 1, 2026

The original power of attorney authorizing Brad Marshall to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed has been executed and filed as an exhibit to the Registration Statement.

Schedule of Exhibits

(d)(1)	Form of Subscription Agreement (included in this prospectus as Appendix A).

(n)(2)	Power of Attorney.

(s)	Calculation of Filing Fee Table.

101.INS	Inline XBRL Instance Document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).